UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-07452
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000

Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Glenn Brightman, Principal Executive Officer
11 Greenway Plaza, Suite 1000
Houston, Texas 77046
(Name and address of agent for service)
Registrant's telephone number, including area code:
(713) 626-1919
Date of fiscal year end:
December 31
Date of reporting period:
December 31, 2025
Item 1. Reports to Stockholders.
(a) The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act") is as follows:

Invesco V.I. American Franchise Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. American Franchise Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. American Franchise Fund (Series I)	$ 90	0.85%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap growth equities benefited from artificial intelligence (AI)-related spending.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 11.67%. For the same time period, the Russell 1000
®
Growth Index (the “Benchmark") returned 18.56%. The Fund underperformed the Benchmark primarily due to weak stock selection in the financials, communication services, health care and information technology (IT) sectors. Underweight exposure in the health care and IT sectors were also relative detractors. These results were partially offset by positive stock selection within the consumer staples, industrials and energy sectors, as well as an overweight exposure in the communication services and financials sectors.
What contributed to performance?
NVIDIA Corp. |
NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. |
Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products. Alphabet announced plans to sell TPUs (tensor processing units) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. Alphabet also unveiled Nano Banana Pro, an image generation and editing model built on large language model Gemini 3.
Broadcom, Inc. |
Broadcom designs, develops, and supplies semiconductor and infrastructure software solutions. Broadcom’s gains reflected strong earnings, robust AI chip demand and expanding software profits. Strategic partnerships and record free cash flow reinforced bullish sentiment.
What detracted from performance?
KKR & Co. Inc.
|
KKR is a leading global investment firm that specializes in alternative assets such as private equity, direct lending, real estate and capital market services. Stocks of alternative asset managers have struggled technically and have tended to decline when there are credit concerns, which have increased. Also, KKR does not have exposure to the growing alternative asset class of digital tokens, which was a headwind in 2025. The team sold the stock during the period.
Blackstone Inc. |
Blackstone is the world's largest alternative asset manager. Stocks of alternative asset managers have struggled technically and have tended to decline when there are credit concerns, which have increased. Also, Blackstone does not have exposure to the growing alternative asset class of digital tokens, which was a headwind in 2025. The team sold the stock during the period.
HubSpot, Inc. |
HubSpot is a leading cloud-based customer relationship management platform. Software has been out of favor as businesses have preferred to spend on AI instead. The team sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. American Franchise Fund (Series I)	11.67%	10.35%	14.87%
Russell 1000 ® Growth Index	18.56%	15.32%	18.13%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 886,322,469
Total number of portfolio holdings	57
Total advisory fees paid	$ 5,843,333
Portfolio turnover rate	56%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	12.51%
Microsoft Corp.	8.70%
Alphabet, Inc., Class A	7.03%
Amazon.com, Inc.	6.83%
Broadcom, Inc.	5.60%
Apple, Inc.	5.33%
Meta Platforms, Inc., Class A	4.39%
AppLovin Corp., Class A	3.36%
Tesla, Inc.	3.30%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.31%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VIAMFR-AR-I
Invesco V.I. American Franchise Fund

Invesco V.I. American Franchise Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This
annual shareholder report
contains important information about Invesco V.I. American Franchise Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025.
You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. American Franchise Fund (Series II)	$ 116	1.10%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap growth equities benefited from artificial intelligence (AI)-related spending.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 11.39%. For the same time period, the Russell 1000
®
Growth Index (the “Benchmark") returned 18.56%. The Fund underperformed the Benchmark primarily due to weak stock selection in the financials, communication services, health care and information technology (IT) sectors. Underweight exposure in the health care and IT sectors were also relative detractors. These results were partially offset by positive stock selection within the consumer staples, industrials and energy sectors, as well as an overweight exposure in the communication services and financials sectors.
What contributed to performance?
NVIDIA Corp. |
NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. |
Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products. Alphabet announced plans to sell TPUs (tensor processing units) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. Alphabet also unveiled Nano Banana Pro, an image generation and editing model built on large language model Gemini 3.
Broadcom, Inc. |
Broadcom designs, develops, and supplies semiconductor and infrastructure software solutions. Broadcom’s gains reflected strong earnings, robust AI chip demand and expanding software profits. Strategic partnerships and record free cash flow reinforced bullish sentiment.
What detracted from performance?
KKR & Co. Inc.
|
KKR is a leading global investment firm that specializes in alternative assets such as private equity, direct lending, real estate and capital market services. Stocks of alternative asset managers have struggled technically and have tended to decline when there are credit concerns, which have increased. Also, KKR does not have exposure to the growing alternative asset class of digital tokens, which was a headwind in 2025. The team sold the stock during the period.
Blackstone Inc. |
Blackstone is the world's largest alternative asset manager. Stocks of alternative asset managers have struggled technically and have tended to decline when there are credit concerns, which have increased. Also, Blackstone does not have exposure to the growing alternative asset class of digital tokens, which was a headwind in 2025. The team sold the stock during the period.
HubSpot, Inc. |
HubSpot is a leading cloud-based customer relationship management platform. Software has been out of favor as businesses have preferred to spend on AI instead. The team sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. American Franchise Fund (Series II)	11.39%	10.08%	14.58%
Russell 1000 ® Growth Index	18.56%	15.32%	18.13%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 886,322,469
Total number of portfolio holdings	57
Total advisory fees paid	$ 5,843,333
Portfolio turnover rate	56%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	12.51%
Microsoft Corp.	8.70%
Alphabet, Inc., Class A	7.03%
Amazon.com, Inc.	6.83%
Broadcom, Inc.	5.60%
Apple, Inc.	5.33%
Meta Platforms, Inc., Class A	4.39%
AppLovin Corp., Class A	3.36%
Tesla, Inc.	3.30%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.31%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VIAMFR-AR-II
Invesco V.I. American Franchise Fund

Invesco V.I. American Value Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. American Value Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. American Value Fund (Series I)	$ 97	0.88%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, most US equity indices posted double digit gains. Equities were supported by investment themes associated with artificial intelligence (AI), resilient economic and labor conditions, and expectations for lower interest rates. As the year progressed, market volatility increased as investor enthusiasm about the long-term return potential of large-scale AI spending waned. Rising geopolitical and trade tensions, including the expansion of US tariffs and increased friction with China also weighed on investor sentiment.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 21.00%. For the same time period, the Russell Midcap
®
Value Index (the "Benchmark") returned 11.05%. The Fund outperformed the Benchmark primarily due to strong stock selection in the materials, information technology (IT), and industrials sectors. These sectors were also the largest contributors to absolute performance. Conversely, stock selection and an overweight in health care was the largest detractor from the Fund's relative and absolute return. Stock selection and an overweight in financials also detracted from relative returns.
What contributed to performance?
AppLovin Corp. (IT) |
The company is a mobile technology firm that provides developers with tools to market, monetize, analyze and publish their applications. AppLovin reported a strong increase in revenues, along with better-than-expected earnings. The company also announced its entry into the e-commerce market during the fiscal year, which we believed was another avenue for growth.
Newmont Corp. (Materials) |
A leading US mining company that produces gold, copper, silver, zinc and lead. Newmont benefited from higher gold prices throughout the period, which led to strong revenues and earnings.
Coherent Corp. (IT) |
This laser company develops and manufactures optoelectronic components and devices used in the communications, electronics and industrial markets. It has benefited from the growth of AI as its optical transceivers are key enablers for networking of AI servers.
What detracted from performance?
Centene Corp. (Health Care)
|
Centene is a leading provider of both Medicaid and Affordable Care Act insurance coverage. Centene’s stock dropped sharply after the company pulled its 2025 earnings guidance due to lower growth in the health care exchange market and rising medical costs. The passage of the “One Big Beautiful Bill Act” put further pressure on shares, given the approximately $1 trillion in potential cuts to Medicaid. We sold this position during the period.
Avantor, Inc. (Health Care) |
The company is a global provider of essential products and services for the life sciences, advanced technologies and applied materials industries to support scientific research and innovation. Avantor underperformed relative to market expectations, as most of its end markets remained soft, whereas the market was expecting improved revenue trends.
Marvell Technology, Inc. (IT) |
The company provides data infrastructure semiconductor solutions, spanning the data center core to the network edge. Shares declined sharply following news in January 2025 about DeepSeek, a lower cost AI model, as investors worried companies might not need to invest as heavily in AI model development.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. American Value Fund (Series I)	21.00%	17.85%	12.29%
Russell Midcap ® Value Index	11.05%	9.83%	9.78%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 389,359,496
Total number of portfolio holdings	86
Total advisory fees paid	$ 2,466,787
Portfolio turnover rate	65%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Coherent Corp.	3.81%
Expedia Group, Inc.	2.90%
MKS, Inc.	2.79%
Freeport-McMoRan, Inc.	2.50%
Globe Life, Inc.	2.45%
Huntington Bancshares, Inc.	2.36%
Charles River Laboratories International, Inc.	2.31%
Microchip Technology, Inc.	2.28%
NRG Energy, Inc.	2.22%
Fidelity National Information Services, Inc.	2.20%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VIAMVA-AR-I
Invesco V.I. American Value Fund

Invesco V.I. American Value Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. American Value Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. American Value Fund (Series II)	$ 125	1.13%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, most US equity indices posted double digit gains. Equities were supported by investment themes associated with artificial intelligence (AI), resilient economic and labor conditions, and expectations for lower interest rates. As the year progressed, market volatility increased as investor enthusiasm about the long-term return potential of large-scale AI spending waned. Rising geopolitical and trade tensions, including the expansion of US tariffs and increased friction with China also weighed on investor sentiment.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 20.76%. For the same time period, the Russell Midcap
®
Value Index (the "Benchmark") returned 11.05%. The Fund outperformed the Benchmark primarily due to strong stock selection in the materials, information technology (IT), and industrials sectors. These sectors were also the largest contributors to absolute performance. Conversely, stock selection and an overweight in health care was the largest detractor from the Fund's relative and absolute return. Stock selection and an overweight in financials also detracted from relative returns.
What contributed to performance?
AppLovin Corp. (IT) |
The company is a mobile technology firm that provides developers with tools to market, monetize, analyze and publish their applications. AppLovin reported a strong increase in revenues, along with better-than-expected earnings. The company also announced its entry into the e-commerce market during the fiscal year, which we believed was another avenue for growth.
Newmont Corp. (Materials) |
A leading US mining company that produces gold, copper, silver, zinc and lead. Newmont benefited from higher gold prices throughout the period, which led to strong revenues and earnings.
Coherent Corp. (IT) |
This laser company develops and manufactures optoelectronic components and devices used in the communications, electronics and industrial markets. It has benefited from the growth of AI as its optical transceivers are key enablers for networking of AI servers.
What detracted from performance?
Centene Corp. (Health Care)
|
Centene is a leading provider of both Medicaid and Affordable Care Act insurance coverage. Centene’s stock dropped sharply after the company pulled its 2025 earnings guidance due to lower growth in the health care exchange market and rising medical costs. The passage of the “One Big Beautiful Bill Act” put further pressure on shares, given the approximately $1 trillion in potential cuts to Medicaid. We sold this position during the period.
Avantor, Inc. (Health Care) |
The company is a global provider of essential products and services for the life sciences, advanced technologies and applied materials industries to support scientific research and innovation. Avantor underperformed relative to market expectations, as most of its end markets remained soft, whereas the market was expecting improved revenue trends.
Marvell Technology, Inc. (IT) |
The company provides data infrastructure semiconductor solutions, spanning the data center core to the network edge. Shares declined sharply following news in January 2025 about DeepSeek, a lower cost AI model, as investors worried companies might not need to invest as heavily in AI model development.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. American Value Fund (Series II)	20.76%	17.56%	12.01%
Russell Midcap ® Value Index	11.05%	9.83%	9.78%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 389,359,496
Total number of portfolio holdings	86
Total advisory fees paid	$ 2,466,787
Portfolio turnover rate	65%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Coherent Corp.	3.81%
Expedia Group, Inc.	2.90%
MKS, Inc.	2.79%
Freeport-McMoRan, Inc.	2.50%
Globe Life, Inc.	2.45%
Huntington Bancshares, Inc.	2.36%
Charles River Laboratories International, Inc.	2.31%
Microchip Technology, Inc.	2.28%
NRG Energy, Inc.	2.22%
Fidelity National Information Services, Inc.	2.20%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VIAMVA-AR-II
Invesco V.I. American Value Fund

Invesco V.I. Balanced-Risk Allocation Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	$ 73	0.70% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, global markets remained resilient despite widespread uncertainty while major central banks shifted toward a more accommodative policy stance as inflation eased. Equities advanced overall, with leadership broadening beyond the US as investors rotated toward international and emerging markets amid a weaker US dollar and policy uncertainty. Government bond yields experienced volatility, with fiscal sustainability concerns partly offsetting moderating inflation and policy easing expectations. Commodities delivered mixed results, with gains in metals outweighing losses in agriculture and energy commodities. Because this Fund is diversified across stocks, bonds and commodities, it benefited from this broader and more differentiated market environment.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 9.14%. For the same time period, the Custom Invesco V.I. Balanced-Risk Allocation Index returned 15.70%.
What contributed to performance?
Growth Macro Factor |
Strategic exposure to the growth macro factor, achieved through exchange-traded futures, swaps and listed options, was the strongest contributor to performance supported by broad-based gains across key markets. Ex-US equities outperformed in a notable rotation away from US equities.
Defensive
Macro Factor |
Strategic exposure to the defensive macro factor, achieved through exchange-traded futures, also contributed to performance, with gains in Australian, Canadian and US government bonds outweighing losses from UK, German and Japanese government bonds.
Real Return Macro Factor |
Strategic exposure to the real return macro factor, achieved through exchange-traded futures, swaps, and commodity-linked notes, contributed positively to performance, driven by strong gains in precious metals, industrial metals and energy, which more than offset losses in agriculture.
What detracted from performance?
Tactical positioning
|
Tactical positioning detracted from performance as gains from positioning in equities were outweighed by losses from positioning within bonds and commodities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Balanced-Risk Allocation Fund (Series I)	9.14%	2.53%	5.17%
Custom Invesco V.I. Balanced-Risk Allocation Index	15.70%	7.24%	8.32%
MSCI ACWI Index (Net)	22.34%	11.19%	11.72%
The Custom Invesco V.I. Balanced-Risk Allocation Index is composed of 60% MSCI World Index (Net) and 40% Bloomberg U.S. Aggregate Bond Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 384,578,310
Total number of portfolio holdings	147
Total advisory fees paid	$ 1,980,790
Portfolio turnover rate	19%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Target risk contribution and

notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Equities and Options	44.86%	56.00%
Fixed Income	20.01%	79.25%
Commodities	35.13%	29.20%
Total	100.00%	164.45%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIIBRA-AR-I
Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Balanced-Risk Allocation Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Balanced-Risk Allocation Fund (Series II)	$ 99	0.95% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, global markets remained resilient despite widespread uncertainty while major central banks shifted toward a more accommodative policy stance as inflation eased. Equities advanced overall, with leadership broadening beyond the US as investors rotated toward international and emerging markets amid a weaker US dollar and policy uncertainty. Government bond yields experienced volatility, with fiscal sustainability concerns partly offsetting moderating inflation and policy easing expectations. Commodities delivered mixed results, with gains in metals outweighing losses in agriculture and energy commodities. Because this Fund is diversified across stocks, bonds and commodities, it benefited from this broader and more differentiated market environment.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 8.69%. For the same time period, the Custom Invesco V.I. Balanced-Risk Allocation Index returned 15.70%.
What contributed to performance?
Growth Macro Factor |
Strategic exposure to the growth macro factor, achieved through exchange-traded futures, swaps and listed options, was the strongest contributor to performance supported by broad-based gains across key markets. Ex-US equities outperformed in a notable rotation away from US equities.
Defensive
Macro Factor |
Strategic exposure to the defensive macro factor, achieved through exchange-traded futures, also contributed to performance, with gains in Australian, Canadian and US government bonds outweighing losses from UK, German and Japanese government bonds.
Real Return Macro Factor |
Strategic exposure to the real return macro factor, achieved through exchange-traded futures, swaps, and commodity-linked notes, contributed positively to performance, driven by strong gains in precious metals, industrial metals and energy, which more than offset losses in agriculture.
What detracted from performance?
Tactical positioning
|
Tactical positioning detracted from performance as gains from positioning in equities were outweighed by losses from positioning within bonds and commodities.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Balanced-Risk Allocation Fund (Series II)	8.69%	2.27%	4.91%
Custom Invesco V.I. Balanced-Risk Allocation Index	15.70%	7.24%	8.32%
MSCI ACWI Index (Net)	22.34%	11.19%	11.72%
The Custom Invesco V.I. Balanced-Risk Allocation Index is composed of 60% MSCI World Index (Net) and 40% Bloomberg U.S. Aggregate Bond Index.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 384,578,310
Total number of portfolio holdings	147
Total advisory fees paid	$ 1,980,790
Portfolio turnover rate	19%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Target risk contribution and

notional asset weights
Asset Class	Target Risk Contribution*	Notional Asset Exposure Weights**
Equities and Options	44.86%	56.00%
Fixed Income	20.01%	79.25%
Commodities	35.13%	29.20%
Total	100.00%	164.45%
* Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

** Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Contributions. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.
Security type allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIIBRA-AR-II
Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Comstock Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Comstock Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Comstock Fund (Series I)	$ 82	0.75%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities were supported by investment themes associated with artificial intelligence (AI) adoption, resilient economic and labor conditions and expectations for lower interest rates. As the fiscal year progressed, market volatility moderated higher as investor sentiment shifted around the long-term return potential of large-scale AI spending and amid rising geopolitical and trade tensions, including the expansion of US tariffs and increased friction with China.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 17.45%. For the same time period, the Russell 1000
®
Value Index (the “Benchmark”) returned 15.91%. The Fund outperformed the Benchmark primarily due to stock selection in financials, health care and consumer discretionary sectors. Stock selection in information technology (IT) and communication services sectors, as well as the allocation to cash, were key detractors from relative return.
What contributed to performance?
Financials |
In the financials sector, large diversified and regional banks generally performed well in 2025, supported by resilient credit quality, stabilizing net interest margins, improved capital return expectations and easing concerns around deposit outflows and regulatory pressure. These factors benefited holdings such as Bank of America, Wells Fargo, Citizens Financial Group and Huntington Bancshares, which saw improved earnings visibility and investor sentiment across the sector.
Health Care |
In the health care sector, CVS Health and Elevance Health were key relative contributors. CVS Health benefited from improved execution in its health care services platform, including stabilization in pharmacy operations and progress integrating care delivery and benefits, which supported earnings and investor sentiment. Elevance had strong premium yields, contributions from acquisitions and robust Medicare Advantage membership growth that increased operating revenue, supporting overall earnings strength.
Consumer Discretionary |
In the consumer discretionary sector, outside of eBay being a key relative contributor, relative contributions came mainly from what the Fund did not own or was materially underweight in. Having no exposure to specialty retail stocks and a material underweight in textiles apparel and luxury goods were key contributors.
What detracted from performance?
IT
|
In the IT sector, not owning stocks such as Micron Technology, Advanced Micro Devices, Applied Materials and Analog Devices, detracted from relative returns versus the Benchmark.
Communication
Services |
In the communication services sector, Alphabet and Charter Communications were key relative detractors. Alphabet's advertising growth missed expectations and concerns increased around competitive pressures and margin implications from elevated investment in AI infrastructure. Charter Communications experienced continued subscriber losses, pricing pressure in broadband and higher capital and operating costs.
Allocation to cash |
Although the Fund's allocation to cash averaged less than 4% for the period, it acted as a drag on relative performance, as would be expected in a strong equity market environment. The Fund's allocation to cash is typically under 5% and utilized as a source for investing in new opportunities, as well as managing investor cash flows.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Comstock Fund (Series I)	17.45%	15.43%	11.95%
Russell 1000 ® Value Index	15.91%	11.33%	10.53%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,472,205,471
Total number of portfolio holdings	88
Total advisory fees paid	$ 8,095,949
Portfolio turnover rate	20%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Bank of America Corp.	3.77%
Alphabet, Inc., Class A	3.52%
Microsoft Corp.	2.81%
Wells Fargo & Co.	2.73%
CVS Health Corp.	2.70%
Cisco Systems, Inc.	2.68%
Chevron Corp.	2.33%
State Street Corp.	2.29%
FedEx Corp.	2.06%
Citigroup, Inc.	1.82%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VICOM-AR-I
Invesco V.I. Comstock Fund

Invesco V.I. Comstock Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Comstock Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Comstock Fund (Series II)	$ 109	1.00%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities were supported by investment themes associated with artificial intelligence (AI) adoption, resilient economic and labor conditions and expectations for lower interest rates. As the fiscal year progressed, market volatility moderated higher as investor sentiment shifted around the long-term return potential of large-scale AI spending and amid rising geopolitical and trade tensions, including the expansion of US tariffs and increased friction with China.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 17.14%. For the same time period, the Russell 1000
®
Value Index (the “Benchmark”) returned 15.91%. The Fund outperformed the Benchmark primarily due to stock selection in financials, health care and consumer discretionary sectors. Stock selection in information technology (IT) and communication services sectors, as well as the allocation to cash, were key detractors from relative return.
What contributed to performance?
Financials |
In the financials sector, large diversified and regional banks generally performed well in 2025, supported by resilient credit quality, stabilizing net interest margins, improved capital return expectations and easing concerns around deposit outflows and regulatory pressure. These factors benefited holdings such as Bank of America, Wells Fargo, Citizens Financial Group and Huntington Bancshares, which saw improved earnings visibility and investor sentiment across the sector.
Health Care |
In the health care sector, CVS Health and Elevance Health were key relative contributors. CVS Health benefited from improved execution in its health care services platform, including stabilization in pharmacy operations and progress integrating care delivery and benefits, which supported earnings and investor sentiment. Elevance had strong premium yields, contributions from acquisitions and robust Medicare Advantage membership growth that increased operating revenue, supporting overall earnings strength.
Consumer Discretionary |
In the consumer discretionary sector, outside of eBay being a key relative contributor, relative contributions came mainly from what the Fund did not own or was materially underweight in. Having no exposure to specialty retail stocks and a material underweight in textiles apparel and luxury goods were key contributors.
What detracted from performance?
IT
|
In the IT sector, not owning stocks such as Micron Technology, Advanced Micro Devices, Applied Materials and Analog Devices, detracted from relative returns versus the Benchmark.
Communication Services |
In the communication services sector, Alphabet and Charter Communications were key relative detractors. Alphabet's advertising growth missed expectations and concerns increased around competitive pressures and margin implications from elevated investment in AI infrastructure. Charter Communications experienced continued subscriber losses, pricing pressure in broadband and higher capital and operating costs.
Allocation to cash |
Although the Fund's allocation to cash averaged less than 4% for the period, it acted as a drag on relative performance, as would be expected in a strong equity market environment. The Fund's allocation to cash is typically under 5% and utilized as a source for investing in new opportunities, as well as managing investor cash flows.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Comstock Fund (Series II)	17.14%	15.14%	11.67%
Russell 1000 ® Value Index	15.91%	11.33%	10.53%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or highe
r.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,472,205,471
Total number of portfolio holdings	88
Total advisory fees paid	$ 8,095,949
Portfolio turnover rate	20%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Bank of America Corp.	3.77%
Alphabet, Inc., Class A	3.52%
Microsoft Corp.	2.81%
Wells Fargo & Co.	2.73%
CVS Health Corp.	2.70%
Cisco Systems, Inc.	2.68%
Chevron Corp.	2.33%
State Street Corp.	2.29%
FedEx Corp.	2.06%
Citigroup, Inc.	1.82%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VICOM-AR-II
Invesco V.I. Comstock Fund

Invesco V.I. Core Equity Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Core Equity Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
i
nvesco.com/reports
. You can also request this information by contacting us at
(800) 959-4246
.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Core Equity Fund (Series I)	$ 86	0.80%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equities reached record highs despite volatility, driven by enthusiasm for artificial intelligence, easing trade concerns, and the Federal Reserve's move to cut interest rates.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 16.17%. For the same time period, the Russell 1000
®
Index (the "Benchmark") returned 17.37%. The Fund underperformed the Benchmark mainly as a result of stock selection in the information technology, health care, and consumer staples sectors. Stronger stock selection in the communication services, industrials, and materials sectors partially offset these results.
What contributed to performance?
Alphabet, Inc. |
Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products. Alphabet rose as strong results across Search, YouTube, and Cloud drove accelerating revenue growth. Continued progress in autonomous ride-hailing and a more favorable regulatory outlook further lifted investor sentiment.
Howmet Aerospace, Inc. |
Howmet Aerospace is a leading producer of aero engine and industrial gas turbine components. The company delivered strong returns as robust commercial aerospace demand drove earnings above expectations. Solid cash flow and contributions from defense further supported performance.
What detracted from performance?
BellRing Brands, Inc.
|
BellRing is a purpose-driven, pure-play company, focused on growing the convenient nutrition category while fostering a people-first culture. The company declined as competitive pressures and slowing sales weighed on performance. Despite beating earnings expectations early in the year, heightened rivalry in the protein shake category challenged BellRing's ability to sustain its growth trajectory. We exited our position during the fiscal year.
UnitedHealth Group, Inc. |
UnitedHealth is a large-cap managed care company that provides health care benefits, services, data and analytics. The company lagged as elevated medical costs and pressure in government-sponsored plans impacted profitability.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Core Equity Fund (Series I)	16.17%	12.81%	11.73%
Russell 1000 ® Index	17.37%	13.59%	14.59%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 779,093,816
Total number of portfolio holdings	72
Total advisory fees paid	$ 4,671,937
Portfolio turnover rate	31%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	7.95%
Microsoft Corp.	7.41%
Alphabet, Inc., Class A	6.87%
Apple, Inc.	5.80%
Amazon.com, Inc.	4.40%
Broadcom, Inc.	3.10%
Meta Platforms, Inc., Class A	2.96%
JPMorgan Chase & Co.	2.76%
Eli Lilly and Co.	2.06%
Wells Fargo & Co.	1.70%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VICEQ-AR-I
Invesco V.I. Core Equity Fund

Invesco V.I. Core Equity Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Core Equity Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Core Equity Fund (Series II)	$ 113	1.05%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equities reached record highs despite volatility, driven by enthusiasm for artificial intelligence, easing trade concerns, and the Federal Reserve's move to cut interest rates.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 15.88%. For the same time period, the Russell
®
1000 Index (the "Benchmark") returned 17.37%. The Fund underperformed the Benchmark mainly as a result of stock selection in the information technology, health care, and consumer staples sectors. Stronger stock selection in the communication services, industrials, and materials sectors partially offset these results.
What contributed to performance?
Alphabet, Inc. |
Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products. Alphabet rose as strong results across Search, YouTube, and Cloud drove accelerating revenue growth. Continued progress in autonomous ride-hailing and a more favorable regulatory outlook further lifted investor sentiment.
Howmet Aerospace, Inc. |
Howmet Aerospace is a leading producer of aero engine and industrial gas turbine components. The company delivered strong returns as robust commercial aerospace demand drove earnings above expectations. Solid cash flow and contributions from defense further supported performance.
What detracted from performance?
BellRing Brands, Inc.
|
BellRing is a purpose-driven, pure-play company, focused on growing the convenient nutrition category while fostering a people-first culture. The company declined as competitive pressures and slowing sales weighed on performance. Despite beating earnings expectations early in the year, heightened rivalry in the protein shake category challenged BellRing's ability to sustain its growth trajectory. We exited our position during the fiscal year.
UnitedHealth Group, Inc. |
UnitedHealth is a large-cap managed care company that provides health care benefits, services, data and analytics. The company lagged as elevated medical costs and pressure in government-sponsored plans impacted profitability.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Core Equity Fund (Series II)	15.88%	12.52%	11.46%
Russell 1000 ® Index	17.37%	13.59%	14.59%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 779,093,816
Total number of portfolio holdings	72
Total advisory fees paid	$ 4,671,937
Portfolio turnover rate	31%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	7.95%
Microsoft Corp.	7.41%
Alphabet, Inc., Class A	6.87%
Apple, Inc.	5.80%
Amazon.com, Inc.	4.40%
Broadcom, Inc.	3.10%
Meta Platforms, Inc., Class A	2.96%
JPMorgan Chase & Co.	2.76%
Eli Lilly and Co.	2.06%
Wells Fargo & Co.	1.70%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VICEQ-AR-II
Invesco V.I. Core Equity Fund

Invesco V.I. Core Plus Bond Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Core Plus Bond Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Core Plus Bond Fund (Series I)	$ 62	0.60% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and credit spread tightening. Elevated yields continued to attract buyers and we believe stability in interest rates was a positive factor further supporting demand for investment grade credit.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 7.09%. For the same time period, the Bloomberg U.S. Aggregate Bond Index (the "Benchmark") returned 7.30%.
What contributed to performance?
Investment grade financial institutions (sub-sector) |
Allocation to the investment grade financial institutions sub-sector contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the Benchmark presented discounted buying opportunities, and enhanced downside protection for bondholders.
Emerging market corporates and sovereigns (asset class) |
Allocation to emerging market corporates and sovereigns contributed to relative performance. Emerging markets benefited from a weakening US dollar by attracting capital flows.
What detracted from performance?
Investment grade utilities (sub-sector)
|
Allocation to the investment grade utilities sub-sector detracted from relative performance due to lagging credits in the sub-sector.
Agency mortgages (asset class) |
Selection in agency mortgages, particularly to conventional 30-year fixed mortgages, detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Core Plus Bond Fund (Series I)	7.09%	-0.11%	2.99%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 157,914,830
Total number of portfolio holdings	1,673
Total advisory fees paid	$ 475,027
Portfolio turnover rate	548%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
U.S. Treasury Notes, 4.00%, 11/15/2035	7.49%
U.S. Treasury Bonds, 4.75%, 08/15/2055	3.66%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 01/01/2056	3.26%
U.S. Treasury Notes, 3.63%, 12/31/2030	3.25%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 01/01/2056	3.04%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 01/01/2056	2.71%
U.S. Treasury Notes, 3.38%, 12/31/2027	2.24%
U.S. Treasury Notes, 3.50%, 12/15/2028	1.59%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 01/01/2056	1.53%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 01/01/2056	1.49%
* Excluding money market fund holdings, if any.
Security type allocation

(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VICPB-AR-I
Invesco V.I. Core Plus Bond Fund

Invesco V.I. Core Plus Bond Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Core Plus Bond Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Core Plus Bond Fund (Series II)	$ 88	0.85% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the global economic outlook shifted markedly as widespread US-imposed tariffs and broader policy uncertainty provoked market volatility, sell-offs, and credit spread tightening. Elevated yields continued to attract buyers and we believe stability in interest rates was a positive factor further supporting demand for investment grade credit.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 6.96%. For the same time period, the Bloomberg U.S. Aggregate Bond Index (the "Benchmark") returned 7.30%.
What contributed to performance?
Investment grade financial institutions (sub-sector) |
Allocation to the investment grade financial institutions sub-sector contributed to relative performance. Strong corporate fundamentals anchored US investment grade credit, the yield backdrop appeared attractive, and a lower average dollar price of bonds across the Benchmark presented discounted buying opportunities, and enhanced downside protection for bondholders.
Emerging market corporates and sovereigns (asset class) |
Allocation to emerging market corporates and sovereigns contributed to relative performance. Emerging markets benefited from a weakening US dollar by attracting capital flows.
What detracted from performance?
Investment grade utilities (sub-sector)
|
Allocation to the investment grade utilities sub-sector detracted from relative performance due to lagging credits in the sub-sector.
Agency mortgages (asset class) |
Selection in agency mortgages, particularly to conventional 30-year fixed mortgages, detracted from relative performance.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Core Plus Bond Fund (Series II)	6.96%	-0.36%	2.73%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 157,914,830
Total number of portfolio holdings	1,673
Total advisory fees paid	$ 475,027
Portfolio turnover rate	548%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
U.S. Treasury Notes, 4.00%, 11/15/2035	7.49%
U.S. Treasury Bonds, 4.75%, 08/15/2055	3.66%
Uniform Mortgage-Backed Securities, TBA, 2.50%, 01/01/2056	3.26%
U.S. Treasury Notes, 3.63%, 12/31/2030	3.25%
Uniform Mortgage-Backed Securities, TBA, 2.00%, 01/01/2056	3.04%
Uniform Mortgage-Backed Securities, TBA, 3.00%, 01/01/2056	2.71%
U.S. Treasury Notes, 3.38%, 12/31/2027	2.24%
U.S. Treasury Notes, 3.50%, 12/15/2028	1.59%
Uniform Mortgage-Backed Securities, TBA, 3.50%, 01/01/2056	1.53%
Uniform Mortgage-Backed Securities, TBA, 5.50%, 01/01/2056	1.49%
* Excluding money market fund holdings, if any.
Security type allocation

(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the
Fund's
proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VICPB-AR-II
Invesco V.I. Core Plus Bond Fund

Invesco V.I. Discovery Large Cap Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Discovery Large Cap Fund (the “Fund”), formerly Invesco V.I. Capital Appreciation Fund, for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Discovery Large Cap Fund (Series I)	$ 85	0.80% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap growth equities benefited from artificial intelligence (AI)-related spending.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 12.79%. For the same time period, the Russell 1000
®
Growth Index (the "Benchmark") returned 18.56%. The Fund underperformed the Benchmark mainly as a result of stock selection in the financials, communication services and information technology sectors. Stronger stock selection in the industrials sector partially offset these results.
What contributed to performance?
NVIDIA Corp. |
NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. |
Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products. Alphabet announced plans to sell TPUs (tensor processing units) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. Alphabet also unveiled Nano Banana Pro, an image generation and editing model built on large language model Gemini 3.
What detracted from performance?
KKR & Co., Inc.
|
KKR is a leading global investment firm that specializes in alternative assets such as private equity, direct lending, real estate and capital market services. Stocks of alternative asset managers have struggled technically and have tended to decline when there are credit concerns, which have increased. Also, KKR does not have exposure to the growing alternative asset class of digital tokens, which was a headwind in 2025. The team sold the stock during the period.
Trade Desk, Inc. |
Trade Desk provides a demand-side platform for advertisers to manage and optimize digital advertising campaigns across various channels. During the period, internal execution errors came to a head at the company's fourth quarter of 2024 earnings release in February. We exited our position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Discovery Large Cap Fund (Series I)	12.79%	11.69%	14.22%
Russell 1000 ® Growth Index	18.56%	15.32%	18.13%
S&P 500 ® Index	17.88%	14.42%	14.82%
Effective after the close of business on May 24, 2019, Non-Service shares of Oppenheimer Capital Appreciation Fund/VA (the predecessor fund), were reorganized into Series I shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Non-Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 463,953,926
Total number of portfolio holdings	53
Total advisory fees paid	$ 4,633,801
Portfolio turnover rate	59%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	12.50%
Microsoft Corp.	8.39%
Alphabet, Inc., Class C	7.20%
Amazon.com, Inc.	6.05%
Broadcom, Inc.	5.59%
Apple, Inc.	5.54%
Meta Platforms, Inc., Class A	3.86%
AppLovin Corp., Class A	2.43%
Tesla, Inc.	2.35%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.21%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VICAPA-AR-I
Invesco V.I. Discovery Large Cap Fund

Invesco V.I. Discovery Large Cap Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Discovery Large Cap Fund (the “Fund”), formerly Invesco V.I. Capital Appreciation Fund, for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Discovery Large Cap Fund (Series II)	$ 112	1.05% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap growth equities benefited from artificial intelligence (AI)-related spending.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 12.53%. For the same time period, the Russell 1000
®
Growth Index (the "Benchmark") returned 18.56%. The Fund underperformed the Benchmark mainly as a result of stock selection in the financials, communication services and information technology sectors. Stronger stock selection in the industrials sector partially offset these results.
What contributed to performance?
NVIDIA Corp. |
NVIDIA is a market leader of semiconductor graphics processing units (GPUs) with sustainable demand to support the emerging AI industry. NVIDIA has approximately 90% market share with proprietary software that expands the capabilities of their GPUs. NVIDIA stock saw strong performance as AI-driven demand for their Blackwell GPUs, their most capable GPU to date, doubled revenues, grew profits and sealed cloud partnerships.
Alphabet, Inc. |
Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce, and hardware products. Alphabet announced plans to sell TPUs (tensor processing units) to Meta (also a Fund holding) for its large-scale AI workloads, expanding Alphabet’s total addressable market and diversifying Meta’s reliance away from NVIDIA GPUs. Alphabet also unveiled Nano Banana Pro, an image generation and editing model built on large language model Gemini 3.
What detracted from performance?
KKR & Co., Inc.
|
KKR is a leading global investment firm that specializes in alternative assets such as private equity, direct lending, real estate and capital market services. Stocks of alternative asset managers have struggled technically and have tended to decline when there are credit concerns, which have increased. Also, KKR does not have exposure to the growing alternative asset class of digital tokens, which was a headwind in 2025. The team sold the stock during the period.
Trade Desk, Inc. |
Trade Desk provides a demand-side platform for advertisers to manage and optimize digital advertising campaigns across various channels. During the period, internal execution errors came to a head at the company's fourth quarter of 2024 earnings release in February. We exited our position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Discovery Large Cap Fund (Series II)	12.53%	11.41%	13.94%
Russell 1000 ® Growth Index	18.56%	15.32%	18.13%
S&P 500 ® Index	17.88%	14.42%	14.82%
Effective after the close of business on May 24, 2019, Service shares of Oppenheimer Capital Appreciation Fund/VA (the predecessor fund), were reorganized into Series II shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 463,953,926
Total number of portfolio holdings	53
Total advisory fees paid	$ 4,633,801
Portfolio turnover rate	59%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	12.50%
Microsoft Corp.	8.39%
Alphabet, Inc., Class C	7.20%
Amazon.com, Inc.	6.05%
Broadcom, Inc.	5.59%
Apple, Inc.	5.54%
Meta Platforms, Inc., Class A	3.86%
AppLovin Corp., Class A	2.43%
Tesla, Inc.	2.35%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.21%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VICAPA-AR-II
Invesco V.I. Discovery Large Cap Fund

Invesco V.I. Discovery Mid Cap Growth Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Discovery Mid Cap Growth Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	$ 88	0.86%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US mid-cap growth equities benefited from an environment of falling interest rates, resilient economic growth, and a robust artificial intelligence (AI) ecosystem.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 4.79%. For the same time period, the Russell Midcap
®
Growth Index (the "Benchmark") returned 8.66%. The Fund underperformed the Benchmark primarily due to weaker stock selection in the consumer discretionary, communication services and financials sector. These results were partially offset by strong stock selection within the industrials sector.
What contributed to performance?
Howmet Aerospace, Inc. |
Howmet Aerospace is a leading producer of aero engine and industrial gas turbine components. The company delivered strong returns as robust commercial aerospace demand drove earnings above expectations. Solid cash flow and contributions from defense further supported performance.
Lumentum Holdings, Inc. |
Lumentum is a leading supplier of lasers to the AI ecosystem. The stock rallied due to strong demand for its products in hyperscale and AI data centers, along with general optimism surrounding AI infrastructure stocks.
What detracted from
performance
?
Trade Desk, Inc.
|
Trade Desk provides a demand-side platform for advertisers to manage and optimize digital advertising campaigns across various channels. During the period, internal execution errors came to a head at the company's fourth quarter of 2024 earnings release in February 2025. We exited our position during the period.
Datadog, Inc. |
Datadog provides observability and security for cloud-based applications. During the period, management provided conservative initial guidance for fiscal year 2025 and a speculation of loss in fiscal year 2026.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Discovery Mid Cap Growth Fund (Series I)	4.79%	3.90%	11.38%
Russell Midcap ® Growth Index	8.66%	6.65%	12.49%
S&P 500 ® Index	17.88%	14.42%	14.82%
Effective after the close of business on May 24, 2019, Non-Service shares of Oppenheimer Discovery Mid Cap Growth Fund/VA (the predecessor fund), were reorganized into Series I shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Non-Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 669,899,879
Total number of portfolio holdings	79
Total advisory fees paid	$ 6,047,785
Portfolio turnover rate	104%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Hilton Worldwide Holdings, Inc.	3.58%
Howmet Aerospace, Inc.	3.28%
Monolithic Power Systems, Inc.	2.85%
Quanta Services, Inc.	2.62%
Comfort Systems USA, Inc.	2.55%
Cencora, Inc.	2.41%
Lumentum Holdings, Inc.	2.24%
Cloudflare, Inc., Class A	2.16%
Flex Ltd.	2.07%
Vertiv Holdings Co., Class A	1.95%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIDMCG-AR-I
Invesco V.I. Discovery Mid Cap Growth Fund

Invesco V.I. Discovery Mid Cap Growth Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Discovery Mid Cap Growth Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	$ 114	1.11%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US mid-cap growth equities benefited from an environment of falling interest rates, resilient economic growth, and a robust artificial intelligence (AI) ecosystem.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 4.53%. For the same time period, the Russell Midcap
®
Growth Index (the "Benchmark") returned 8.66%. The Fund underperformed the Benchmark primarily due to weaker stock selection in the consumer discretionary, communication services and financials sector. These results were partially offset by strong stock selection within the industrials sector.
What contributed to performance?
Howmet Aerospace, Inc. |
Howmet Aerospace is a leading producer of aero engine and industrial gas turbine components. The company delivered strong returns as robust commercial aerospace demand drove earnings above expectations. Solid cash flow and contributions from defense further supported performance.
Lumentum Holdings, Inc. |
Lumentum is a leading supplier of lasers to the AI ecosystem. The stock rallied due to strong demand for its products in hyperscale and AI data centers, along with general optimism surrounding AI infrastructure stocks.
What detracted from performance?
Trade Desk, Inc.
|
Trade Desk provides a demand-side platform for advertisers to manage and optimize digital advertising campaigns across various channels. During the period, internal execution errors came to a head at the company's fourth quarter of 2024 earnings release in February 2025. We exited our position during the period.
Datadog, Inc. |
Datadog provides observability and security for cloud-based applications. During the period, management provided conservative initial guidance for fiscal year 2025 and a speculation of loss in fiscal year 2026.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Discovery Mid Cap Growth Fund (Series II)	4.53%	3.64%	11.10%
Russell Midcap ® Growth Index	8.66%	6.65%	12.49%
S&P 500 ® Index	17.88%	14.42%	14.82%
Effective after the close of business on May 24, 2019, Service shares of Oppenheimer Discovery Mid Cap Growth Fund/VA (the predecessor fund), were reorganized into Series II shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 669,899,879
Total number of portfolio holdings	79
Total advisory fees paid	$ 6,047,785
Portfolio turnover rate	104%
What Comprised Th
e F
un
d's
Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Hilton Worldwide Holdings, Inc.	3.58%
Howmet Aerospace, Inc.	3.28%
Monolithic Power Systems, Inc.	2.85%
Quanta Services, Inc.	2.62%
Comfort Systems USA, Inc.	2.55%
Cencora, Inc.	2.41%
Lumentum Holdings, Inc.	2.24%
Cloudflare, Inc., Class A	2.16%
Flex Ltd.	2.07%
Vertiv Holdings Co., Class A	1.95%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIDMCG-AR-II
Invesco V.I. Discovery Mid Cap Growth Fund

Invesco V.I. Diversified Dividend Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Diversified Dividend Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Diversified Dividend Fund (Series I)	$ 73	0.68%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the US economy faced significant challenges from trade policy uncertainty, persistent inflation and shifting Federal Reserve (Fed) actions, leading to early year market volatility and a brief economic contraction. Despite these headwinds and a softening labor market, the economy showed resilience in the second half of the year, with strong GDP growth and corporate earnings driven by artificial intelligence (AI) innovation. Fed rate cuts and solid corporate performance helped sustain equity gains amid ongoing uncertainty as the year closed.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 15.74%. For the same time period, the Russell 1000
®
Value Index (the "Benchmark") returned 15.91%. The Fund underperformed the Benchmark due to stock selection in the information technology and industrials sectors, while stock selection in the the financials, health care and real estate sectors partially offset these results.
What contributed to performance?
JPMorgan Chase & Co. |
JPMorgan Chase's stock rallied in 2025, driven by strong market-making, banking fee growth, loan and deposit expansion, wealth management momentum, disciplined expense control and generous capital returns supported by a robust balance sheet.
Alphabet, Inc. |
Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet’s stock surged in 2025 due to strong AI-driven monetization, double-digit and revenue growth, rapid cloud expansion, significant investments in future capabilities and robust capital returns, all supported by analyst upgrades and institutional confidence.
What detracted from performance?
UnitedHealth Group, Inc.
|
UnitedHealth Group is a large-cap managed care company that provides health care benefits, services, data and analytics. UnitedHealth Group's stock declined sharply in 2025 amid rising medical expenses, earnings disappointments, and margin compression, fueling investor concerns and underperformance relative to peers.
Marvell Technology, Inc. |
Marvell Technology provides data infrastructure semiconductor solutions, spanning the data center core to the network edge. The company’s stock underperformed in 2025 due to a post-boom valuation reset, legacy business decline, client and competitive risks and mixed guidance, which outweighed strong AI-driven growth and led to divergent investor expectations. Marvell Technology was sold during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Diversified Dividend Fund (Series I)	15.74%	10.81%	9.20%
Russell 1000 ® Value Index	15.91%	11.33%	10.53%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 445,912,339
Total number of portfolio holdings	81
Total advisory fees paid	$ 2,169,526
Portfolio turnover rate	58%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
JPMorgan Chase & Co.	3.50%
Alphabet, Inc., Class A	2.92%
Bank of America Corp.	2.86%
Johnson & Johnson	2.57%
Wells Fargo & Co.	2.42%
Lowe's Cos., Inc.	2.40%
Cisco Systems, Inc.	2.28%
Chevron Corp.	2.28%
Microsoft Corp.	2.02%
Walmart, Inc.	1.98%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIDDI-AR-I
Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Dividend Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Diversified Dividend Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Diversified Dividend Fund (Series II)	$ 100	0.93%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the US economy faced significant challenges from trade policy uncertainty, persistent inflation and shifting Federal Reserve (Fed) actions, leading to early year market volatility and a brief economic contraction. Despite these headwinds and a softening labor market, the economy showed resilience in the second half of the year, with strong GDP growth and corporate earnings driven by artificial intelligence (AI) innovation. Fed rate cuts and solid corporate performance helped sustain equity gains amid ongoing uncertainty as the year closed.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 15.44%. For the same time period, the Russell 1000
®
Value Index (the "Benchmark") returned 15.91%. The Fund underperformed the Benchmark due to stock selection in the information technology and industrials sectors, while stock selection in the the financials, health care and real estate sectors partially offset these results.
What contributed to performance?
JPMorgan Chase & Co. |
JPMorgan Chase's stock rallied in 2025, driven by strong market-making, banking fee growth, loan and deposit expansion, wealth management momentum, disciplined expense control and generous capital returns supported by a robust balance sheet.
Alphabet, Inc. |
Alphabet provides web-based search, advertisements, maps, software applications, mobile operating systems, consumer content, enterprise solutions, commerce and hardware products. Alphabet’s stock surged in 2025 due to strong AI-driven monetization, double-digit and revenue growth, rapid cloud expansion, significant investments in future capabilities and robust capital returns, all supported by analyst upgrades and institutional confidence.
What detracted from performance?
UnitedHealth Group, Inc.
|
UnitedHealth Group is a large-cap managed care company that provides health care benefits, services, data and analytics. UnitedHealth Group's stock declined sharply in 2025 amid rising medical expenses, earnings disappointments, and margin compression, fueling investor concerns and underperformance relative to peers.
Marvell Technology, Inc. |
Marvell Technology provides data infrastructure semiconductor solutions, spanning the data center core to the network edge. The company’s stock underperformed in 2025 due to a post-boom valuation reset, legacy business decline, client and competitive risks and mixed guidance, which outweighed strong AI-driven growth and led to divergent investor expectations. Marvell Technology was sold during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Diversified Dividend Fund (Series II)	15.44%	10.53%	8.93%
Russell 1000 ® Value Index	15.91%	11.33%	10.53%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 445,912,339
Total number of portfolio holdings	81
Total advisory fees paid	$ 2,169,526
Portfolio turnover rate	58%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
JPMorgan Chase & Co.	3.50%
Alphabet, Inc., Class A	2.92%
Bank of America Corp.	2.86%
Johnson & Johnson	2.57%
Wells Fargo & Co.	2.42%
Lowe's Cos., Inc.	2.40%
Cisco Systems, Inc.	2.28%
Chevron Corp.	2.28%
Microsoft Corp.	2.02%
Walmart, Inc.	1.98%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIDDI-AR-II
Invesco V.I. Diversified Dividend Fund

Invesco V.I. Equally-Weighted S&P 500 Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	$ 36	0.34%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the S&P 500
®
Equal Weight Index (the "Index") experienced positive returns supported by earnings reports across the cap spectrum and a more accommodative monetary policy with the Federal Reserve cutting rates. The Fund lagged US large cap equities primarily due to its underweight in information technology by 18.92% and communication services by 6.38% versus the Index and specific security exposures within industrials.
•
The Fund seeks to track the investment results (before fees and expenses) of the
Index.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 11.10%. For the same time period, the Index returned 11.43%. The Fund differed from the return of the Index primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector

Allocations |
Consumer discretionary sector, followed by the utilities sector.
Positions |
Apple Inc., an information technology company, and Amazon.com Inc., a consumer discretionary company.
What detracted from performance?
Sector
Allocations |
Information technology sector, followed by the communication services sector.
Positions |
NVIDIA Corp., an information technology company, and Alphabet Inc., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Equally-Weighted S&P 500 Fund (Series I)	11.10%	10.16%	11.39%
S&P 500 ® Equal Weight Index	11.43%	10.48%	11.71%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 481,561,417
Total number of portfolio holdings	508
Total advisory fees paid	$ 570,557
Portfolio turnover rate	24%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Carnival Corp.	0.23%
Norwegian Cruise Line Holdings Ltd.	0.23%
Ball Corp.	0.22%
lululemon athletica, Inc.	0.22%
Freeport-McMoRan, Inc.	0.22%
Gartner, Inc.	0.22%
Boeing Co. (The)	0.22%
Chipotle Mexican Grill, Inc.	0.22%
General Electric Co.	0.22%
Linde PLC	0.22%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the
Fund's prospectus, which is available at
invesco.com/reports
or upon request at
(800) 959-4246
.
The Fund clarified its principal investment strategies to reflect that the Fund adopted a policy to invest at least 80% of its net assets in common stocks of companies represented in the S&P 500® Equal Weight Index, and derivatives and other instruments that have economic characteristics similar to such securities.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
MS-VIEWSP-AR-I
Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equally-Weighted S&P 500 Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Equally-Weighted S&P 500 Fund (Series II)	$ 62	0.59%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the S&P 500
®
Equal Weight Index (the "Index") experienced positive returns supported by earnings reports across the cap spectrum and a more accommodative monetary policy with the Federal Reserve cutting rates. The Fund lagged US large cap equities primarily due to its underweight in information technology by 18.92% and communication services by 6.38% versus the Index and specific security exposures within industrials.
•
The Fund seeks to track the investment results (before fees and expenses) of the
Index.
• For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 10.82%. For the same time period, the Index returned 11.43%. The Fund differed from the return of the Index primarily due to fees and expenses incurred by the Fund during the period.
What contributed to performance?
Sector
Allocations |
Consumer discretionary sector, followed by the utilities sector.
Positions |
Apple Inc., an information technology company, and Amazon.com Inc., a consumer discretionary company.
What detracted from performance?
Sector
Allocations
|
Information technology sector, followed by the communication services sector.
Positions |
NVIDIA Corp., an information technology company, and Alphabet Inc., a communication services company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Equally-Weighted S&P 500 Fund (Series II)	10.82%	9.89%	11.11%
S&P 500 ® Equal Weight Index	11.43%	10.48%	11.71%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 481,561,417
Total number of portfolio holdings	508
Total advisory fees paid	$ 570,557
Portfolio turnover rate	24%
What Comprised
The
Fund's Holdings?
(as of December 31, 2025)
Top
ten
holdings*

(% of net assets)
Carnival Corp.	0.23%
Norwegian Cruise Line Holdings Ltd.	0.23%
Ball Corp.	0.22%
lululemon athletica, Inc.	0.22%
Freeport-McMoRan, Inc.	0.22%
Gartner, Inc.	0.22%
Boeing Co. (The)	0.22%
Chipotle Mexican Grill, Inc.	0.22%
General Electric Co.	0.22%
Linde PLC	0.22%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)

How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at
(800) 959-4246
.
The Fund clarified its principal investment strategies to reflect that the Fund adopted a policy to invest at least 80% of its net assets in common stocks of companies represented in the S&P 500® Equal Weight Index, and derivatives and other instruments that have economic characteristics similar to such securities.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
MS-VIEWSP-AR-II
Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Equity and Income Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Equity and Income Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Equity and Income Fund (Series I)	$ 60	0.56%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, most US equity indices posted double digit gains. Equities were supported by investment themes associated with artificial intelligence (AI), resilient economic and labor conditions, and expectations for lower interest rates. As the year progressed, market volatility increased as investor enthusiasm about the long-term return potential of large-scale AI spending waned. Rising geopolitical and trade tensions, including the expansion of US tariffs and increased friction with China also weighed on investor sentiment.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 12.81%. For the same time period, the Russell 1000
®
Value Index (the "Benchmark") returned 15.91%. The Fund underperformed the Benchmark for the period. From an equity perspective, drivers of Fund performance were mainly stock-specific. Strong stock selection in the industrials sector was the largest contributor to relative returns for the period. Stock selection and an underweight in the real estate sector also aided relative performance. Conversely, stock selection in the communication services sector was the largest detractor from the Fund's relative return. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark.
What contributed to performance?
Wells Fargo & Co. (Financials) |
The bank delivered strong earnings results driven by higher revenue, improved credit quality, and higher investment banking fees. Wells Fargo raised its dividend and repurchased shares during the fiscal year.
Coherent Corp. (IT) |
This laser company develops and manufactures optoelectronic components and devices used in the communications, electronics and industrial markets. It has benefited from the growth of AI as its optical transceivers are key enablers for networking of AI servers.
Johnson Controls International PLC (Industrials) |
Johnson Controls' stock rose during the period, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
What detracted from performance?
Fiserv, Inc. (Financials)
|
Shares
of Fiserv dropped sharply after management reported disappointing third quarter results. Revenue and earnings fell well short of expectations, prompting management to slash its full-year earnings forecast and cut organic growth guidance. The company launched the “One Fiserv” initiative and made leadership changes to address these issues, but ongoing uncertainty led us to sell our stock position.
Marvell Technology, Inc. (IT) |
The company is a key player in data infrastructure semiconductors. Shares declined sharply following news in January 2025 about DeepSeek, a lower cost AI model, as investors worried companies might not need to invest as heavily during the period in AI model development. Although we still saw AI-related upside, the stock underperformed peers. We sold our stock position.
Convertible securities and fixed income instruments (Asset class) |
The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Benchmark and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Equity and Income Fund (Series I)	12.81%	8.94%	8.92%
Russell 1000 ® Value Index	15.91%	11.33%	10.53%
Bloomberg U.S. Government/Credit Index	6.88%	-0.59%	2.16%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,410,780,173
Total number of portfolio holdings	1,174
Total advisory fees paid	$ 5,103,661
Portfolio turnover rate	112%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten
holdings
*

(% of net assets)
Wells Fargo & Co.	2.22%
Bank of America Corp.	2.03%
U.S. Treasury Notes, 3.38%, 12/31/2027	2.01%
Alphabet, Inc., Class A	1.70%
Amazon.com, Inc.	1.66%
Philip Morris International, Inc.	1.58%
Microsoft Corp.	1.45%
U.S. Treasury Notes, 3.50%, 12/15/2028	1.43%
Citizens Financial Group, Inc.	1.36%
Charles Schwab Corp. (The)	1.35%
* Excluding money market fund holdings, if any.
Security type allocation

(% of net assets)

Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VIEQI-AR-I
Invesco V.I. Equity and Income Fund

Invesco V.I. Equity and Income Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Equity and Income Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Equity and Income Fund (Series II)	$ 86	0.81%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, most US equity indices posted double digit gains. Equities were supported by investment themes associated with artificial intelligence (AI), resilient economic and labor conditions, and expectations for lower interest rates. As the year progressed, market volatility increased as investor enthusiasm about the long-term return potential of large-scale AI spending waned. Rising geopolitical and trade tensions, including the expansion of US tariffs and increased friction with China also weighed on investor sentiment.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 12.52%. For the same time period, the Russell 1000
®
Value Index (the "Benchmark") returned 15.91%. The Fund underperformed the Benchmark for the period. From an equity perspective, drivers of Fund performance were mainly stock-specific. Strong stock selection in the industrials sector was the largest contributor to relative returns for the period. Stock selection and an underweight in the real estate sector also aided relative performance. Conversely, stock selection in the communication services sector was the largest detractor from the Fund's relative return. The Fund's exposure to convertible securities and high-grade fixed income also detracted from performance relative to the Benchmark.
What contributed to performance?
Wells Fargo & Co. (Financials) |
The bank delivered strong earnings results driven by higher revenue, improved credit quality, and higher investment banking fees. Wells Fargo raised its dividend and repurchased shares during the fiscal year.
Coherent Corp. (IT) |
This laser company develops and manufactures optoelectronic components and devices used in the communications, electronics and industrial markets. It has benefited from the growth of AI as its optical transceivers are key enablers for networking of AI servers.
Johnson Controls International PLC (Industrials) |
Johnson
Controls' stock rose during the period, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
What detracted from performance?
Fiserv, Inc. (Financials)
|
Shares of Fiserv dropped sharply after management reported disappointing third quarter results. Revenue and earnings fell well short of expectations, prompting management to slash its full-year earnings forecast and cut organic growth guidance. The company launched the “One Fiserv” initiative and made leadership changes to address these issues, but ongoing uncertainty led us to sell our stock position.
Marvell Technology, Inc. (IT) |
The company is a key player in data infrastructure semiconductors. Shares declined sharply following news in January 2025 about DeepSeek, a lower cost AI model, as investors worried companies might not need to invest as heavily during the period in AI model development. Although we still saw AI-related upside, the stock underperformed peers. We sold our stock position.
Convertible securities and fixed income instruments (Asset class) |
The Fund holds high grade bonds and convertible securities as a source of income and to help provide a measure of stability in volatile markets. The Fund’s holdings in these securities lagged the Benchmark and detracted from relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Equity and Income Fund (Series II)	12.52%	8.68%	8.64%
Russell 1000 ® Value Index	15.91%	11.33%	10.53%
Bloomberg U.S. Government/Credit Index	6.88%	-0.59%	2.16%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,410,780,173
Total number of portfolio holdings	1,174
Total advisory fees paid	$ 5,103,661
Portfolio turnover rate	112%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top
ten
holdings*

(% of net assets)
Wells Fargo & Co.	2.22%
Bank of America Corp.	2.03%
U.S. Treasury Notes, 3.38%, 12/31/2027	2.01%
Alphabet, Inc., Class A	1.70%
Amazon.com, Inc.	1.66%
Philip Morris International, Inc.	1.58%
Microsoft Corp.	1.45%
U.S. Treasury Notes, 3.50%, 12/15/2028	1.43%
Citizens Financial Group, Inc.	1.36%
Charles Schwab Corp. (The)	1.35%
* Excluding money market fund holdings, if any.
Security type allocation

(% of net assets)

Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VIEQI-AR-II
Invesco V.I. Equity and Income Fund

Invesco V.I. EQV International Equity Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. EQV International Equity Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. EQV International Equity Fund (Series I)	$ 97	0.90%
How Did The Fund Perform During The Period?
•
Global equities delivered robust results for the fiscal year ended December 31, 2025, despite tariff-related uncertainty in the first half of the year. Market sentiment improved in the back half of the fiscal year as investors focused on the positive implications of fiscal and monetary stimulus. International equities outperformed US equities; however, high quality companies lagged during this period, particularly outside the US, creating a headwind for actively managed strategies emphasizing quality characteristics. Artificial intelligence (AI) remained a key market theme throughout the year.
•
For the fiscal year ended December 31, 2025, Series I of the Fund returned 16.50%. For the same time period, the MSCI ACWI ex USA
®
Index (Net) (the "Benchmark") returned 32.39%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by stock selection in industrials, financials and health care.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. |
Taiwan Semiconductor is a leading producer of advanced semiconductors for AI applications. Strong AI chip demand and robust earnings results throughout the fiscal year contributed to its strong performance.
Investor AB |
Investor, a Swedish investment holding company with interests in both public and private markets, benefited from robust performance from its listed holdings and strategic acquisitions within its private portfolio.
Celestica, Inc. |
Celestica, a Canada-based leader in electronics manufacturing services (EMS), benefited from the rising AI capital expenditures of major hyperscalers and AI companies building large-scale data centers. We sold the Fund’s position late in the fiscal year following strong performance.
What detracted from performance?
Novo Nordisk A/S
|
Novo Nordisk is a Denmark-based pharmaceuticals company and one of the leaders in the obesity drug market. The stock declined during the fiscal year due to increased competition, which resulted in lower sales and operating profits. Additionally, the company faced some setbacks in its pipeline development.
E Ink Holdings, Inc. |
E Ink, a dominant player in the e-paper industry, is supported by long term structural growth and increasing adoption of electronic shelf labels and digital signage. Recent share weakness reflected soft monthly sales, driven by previously accelerated orders related to tariff concerns.
Meituan |
Meituan’s key food delivery segment experienced heightened competitive pressure after a new entrant joined the market, resulting in broader pricing challenges for the industry. We decided to exit the Fund's position at the end of the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. EQV International Equity Fund (Series I)	16.50%	3.68%	6.22%
MSCI ACWI ex USA ® Index (Net)	32.39%	7.91%	8.41%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,180,438,817
Total number of portfolio holdings	80
Total advisory fees paid	$ 8,261,893
Portfolio turnover rate	63%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.12%
Investor AB, Class B	3.36%
FinecoBank Banca Fineco S.p.A.	2.61%
Barclays PLC	2.38%
AIA Group Ltd.	2.29%
Trip.com Group Ltd.	2.08%
BAE Systems PLC	2.03%
PT Bank Central Asia Tbk, ADR	2.02%
RB Global, Inc.	2.02%
HDFC Bank Ltd., ADR	2.01%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIIGR-AR-I
Invesco V.I. EQV International Equity Fund

Invesco V.I. EQV International Equity Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. EQV International Equity Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. EQV International Equity Fund (Series II)	$ 124	1.15%
How Did The Fund Perform During The Period?
•
Global equities delivered robust results for the fiscal year ended December 31, 2025, despite tariff-related uncertainty in the first half of the year. Market sentiment improved in the back half of the fiscal year as investors focused on the positive implications of fiscal and monetary stimulus. International equities outperformed US equities; however, high quality companies lagged during this period, particularly outside the US, creating a headwind for actively managed strategies emphasizing quality characteristics. Artificial intelligence (AI) remained a key market theme throughout the year.
•
For the fiscal year ended December 31, 2025, Series II of the Fund returned 16.23%. For the same time period, the MSCI ACWI ex USA
®
Index (Net) (the "Benchmark") returned 32.39%. The Fund's underperformance relative to the Benchmark for the fiscal year was primarily driven by stock selection in industrials, financials and health care.
What contributed to performance?
Taiwan Semiconductor Manufacturing Co. Ltd. |
Taiwan Semiconductor is a leading producer of advanced semiconductors for AI applications. Strong AI chip demand and robust earnings results throughout the fiscal year contributed to its strong performance.
Investor AB |
Investor, a Swedish investment holding company with interests in both public and private markets, benefited from robust performance from its listed holdings and strategic acquisitions within its private portfolio.
Celestica, Inc. |
Celestica, a Canada-based leader in electronics manufacturing services (EMS), benefited from the rising AI capital expenditures of major hyperscalers and AI companies building large-scale data centers. We sold the Fund’s position late in the fiscal year following strong performance.
What detracted from performance?
Novo Nordisk A/S
|
Novo Nordisk is a Denmark-based pharmaceuticals company and one of the leaders in the obesity drug market. The stock declined during the fiscal year due to increased competition, which resulted in lower sales and operating profits. Additionally, the company faced some setbacks in its pipeline development.
E Ink Holdings, Inc. |
E Ink, a dominant player in the e-paper industry, is supported by long term structural growth and increasing adoption of electronic shelf labels and digital signage. Recent share weakness reflected soft monthly sales, driven by previously accelerated orders related to tariff concerns.
Meituan |
Meituan’s key food delivery segment experienced heightened competitive pressure after a new entrant joined the market, resulting in broader pricing challenges for the industry. We decided to exit the Fund's position at the end of the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. EQV International Equity Fund (Series II)	16.23%	3.42%	5.95%
MSCI ACWI ex USA ® Index (Net)	32.39%	7.91%	8.41%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,180,438,817
Total number of portfolio holdings	80
Total advisory fees paid	$ 8,261,893
Portfolio turnover rate	63%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4.12%
Investor AB, Class B	3.36%
FinecoBank Banca Fineco S.p.A.	2.61%
Barclays PLC	2.38%
AIA Group Ltd.	2.29%
Trip.com Group Ltd.	2.08%
BAE Systems PLC	2.03%
PT Bank Central Asia Tbk, ADR	2.02%
RB Global, Inc.	2.02%
HDFC Bank Ltd., ADR	2.01%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIIGR-AR-II
Invesco V.I. EQV International Equity Fund

Invesco V.I. Global Core Equity Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Global Core Equity Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Global Core Equity Fund (Series I)	$ 107	0.99%
How Did The Fund Perform During The Period?
•
For the fiscal year ended December 31, 2025, global equities delivered positive results despite tariff related uncertainty in the first half of the year. Market sentiment improved in the second half of the year as investors focused on the positive effects of fiscal and monetary stimulus. Artificial intelligence (AI) remained a key market theme throughout the year. International equities outperformed US equities. Within international markets, value stocks outperformed, while in the US, growth stocks led performance. European equities and emerging market equities were among the strongest performers.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 15.56%. For the same time period, the MSCI World Index
SM
(Net) (the “Benchmark") returned 21.09%. The Fund underperformed its Benchmark primarily due to weaker stock selection in the financials, industrials, and health care sectors. These results were partially offset by strong stock selection within the consumer discretionary sector.
What contributed to performance?
Amphenol Corp. |
Amphenol designs, manufactures, and markets high-technology interconnect, sensor, and antenna solutions. The company benefited from strong demand for its electrical interconnect components, which sell into the data center industry. The company also benefited from strengthening military demand.
Taiwan Semiconductor Manufacturing Co. Ltd. |
Taiwan Semiconductor, a semiconductor foundry business, benefited from robust demand for high-performance computing chips related to the build-out of the infrastructure needed to support AI development.
What detracted from performance?
Thermo Fisher Scientific, Inc.
|
Thermo Fisher, a global leader in life sciences tools, consumables and diagnostics, downgraded its financial guidance for 2025 based on its early assessment of tariffs. This, combined with the increasingly hawkish healthcare policy proposals from the US federal government, led investors to worry whether its pharmaceutical and biotech customers will curtail R&D investments, potentially reducing their purchasing of Thermos’ industry-leading equipment.
Canadian Pacific Kansas City Ltd. |
Canadian Pacific Kansas City is the first and only single-line railroad directly connecting Canada, the United States, and Mexico. Shares in the company underperformed as a result of ongoing tepid volume trends and concerns around the impact of tariffs on Mexico and Canada. The announced merger of Union Pacific and Norfolk Southern was also perceived to present an increased competitive threat to the company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Global Core Equity Fund (Series I)	15.56%	8.29%	8.91%
MSCI World Index SM (Net)	21.09%	12.15%	12.17%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 77,135,866
Total number of portfolio holdings	70
Total advisory fees paid	$ 499,683
Portfolio turnover rate	82%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Microsoft Corp.	6.09%
NVIDIA Corp.	4.81%
Apple, Inc.	4.07%
Alphabet, Inc., Class A	3.71%
Amazon.com, Inc.	3.29%
Mastercard, Inc., Class A	2.85%
Canadian Pacific Kansas City Ltd.	2.74%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.49%
Meta Platforms, Inc., Class A	2.22%
Tencent Holdings Ltd.	2.02%
* Excluding money market fund holdings, if any .
Country allocation

(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at
(800) 959-4246
.
At a meeting held on December 8-10, 2025, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would transfer all or substantially all of its assets and liabilities to Invesco V.I. Global Fund (the "Acquiring Fund"). The Agreement requires approval by the Fund's shareholders and will be submitted to Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 13, 2026. If the Agreement is approved by shareholders of the Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated on or about April 24, 2026. Upon closing of the reorganization, shareholders of the Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Fund that the shareholders held immediately prior to the closing of the reorganization, and the Fund will liquidate and cease operations.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIGCE-AR-I
Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Core Equity Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Global Core Equity Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Global Core Equity Fund (Series II)	$ 133	1.24%
How Did The Fund Perform During The Period?
•
For the fiscal year ended December 31, 2025, global equities delivered positive results despite tariff related uncertainty in the first half of the year. Market sentiment improved in the second half of the year as investors focused on the positive effects of fiscal and monetary stimulus. Artificial intelligence (AI) remained a key market theme throughout the year. International equities outperformed US equities. Within international markets, value stocks outperformed, while in the US, growth stocks led performance. European equities and emerging market equities were among the strongest performers.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 15.21%. For the same time period, the MSCI World Index
SM
(Net) (the “Benchmark") returned 21.09%. The Fund underperformed its Benchmark primarily due to weaker stock selection in the financials, industrials, and health care sectors. These results were partially offset by strong stock selection within the consumer discretionary sector.
What contributed to performance?
Amphenol Corp. |
Amphenol designs, manufactures, and markets high-technology interconnect, sensor, and antenna solutions. The company benefited from strong demand for its electrical interconnect components, which sell into the data center industry. The company also benefited from strengthening military demand.
Taiwan Semiconductor Manufacturing Co. Ltd. |
Taiwan Semiconductor, a semiconductor foundry business, benefited from robust demand for high-performance computing chips related to the build-out of the infrastructure needed to support AI development.
What detracted from performance?
Thermo Fisher Scientific, Inc.
|
Thermo Fisher, a global leader in life sciences tools, consumables and diagnostics, downgraded its financial guidance for 2025 based on its early assessment of tariffs. This, combined with the increasingly hawkish healthcare policy proposals from the US federal government, led investors to worry whether its pharmaceutical and biotech customers will curtail R&D investments, potentially reducing their purchasing of Thermos’ industry-leading equipment.
Canadian Pacific Kansas City Ltd. |
Canadian Pacific Kansas City is the first and only single-line railroad directly connecting Canada, the United States, and Mexico. Shares in the company underperformed as a result of ongoing tepid volume trends and concerns around the impact of tariffs on Mexico and Canada. The announced merger of Union Pacific and Norfolk Southern was also perceived to present an increased competitive threat to the company.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Global Core Equity Fund (Series II)	15.21%	8.03%	8.63%
MSCI World Index SM (Net)	21.09%	12.15%	12.17%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 77,135,866
Total number of portfolio holdings	70
Total advisory fees paid	$ 499,683
Portfolio turnover rate	82%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Microsoft Corp.	6.09%
NVIDIA Corp.	4.81%
Apple, Inc.	4.07%
Alphabet, Inc., Class A	3.71%
Amazon.com, Inc.	3.29%
Mastercard, Inc., Class A	2.85%
Canadian Pacific Kansas City Ltd.	2.74%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.49%
Meta Platforms, Inc., Class A	2.22%
Tencent Holdings Ltd.	2.02%
* Excluding money market fund holdings, if any .
Country allocation

(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at
(800) 959-4246
.
At a meeting held on December 8-10, 2025, the Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would transfer all or substantially all of its assets and liabilities to Invesco V.I. Global Fund (the "Acquiring Fund"). The Agreement requires approval by the Fund's shareholders and will be submitted to Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 13, 2026. If the Agreement is approved by shareholders of the Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated on or about April 24, 2026. Upon closing of the reorganization, shareholders of the Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Fund that the shareholders held immediately prior to the closing of the reorganization, and the Fund will liquidate and cease operations.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIGCE-AR-II
Invesco V.I. Global Core Equity Fund

Invesco V.I. Global Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Global Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Global Fund (Series I)	$ 87	0.81%
How Did The Fund Perform During The Period?
•
For the fiscal year ended December 31, 2025, global equities delivered robust results despite tariff-related uncertainty in the first half of the year. Market sentiment improved in the second half of the year as investors focused on the positive implications of fiscal and monetary stimulus. International equities outperformed US equities; however, high‑quality companies lagged during this period, particularly outside the US, creating a headwind for actively managed strategies emphasizing quality characteristics. Artificial intelligence (AI) remained a key market theme throughout the year.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 15.32%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 22.44%. The Fund's underperformance relative to the Benchmark was primarily driven by stock selection in the information technology and real estate sectors, as well as an overweight allocation in real estate.
What contributed to performance?
Lam Research Corp. |
Lam Research, a leading provider of wafer-fabrication equipment for the semiconductor industry, benefited from strong demand for advanced semiconductor tools, with its etch and deposition technologies gaining traction across next‑generation chip designs.
Lack of Exposure to
Apple, Inc. |
Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain and what we view as lagging progress in key transformational technologies such as AI.
Alphabet, Inc. |
Alphabet, Google's parent company, posted strong results during the fiscal year, with revenue exceeding $100 billion. Alphabet's performance was mainly supported by AI-driven demand, Google Cloud growth and continued momentum in search advertising. Tensor processing unit (TPU) chip sales and the success of Gemini Pro 3 reinforced its AI leadership. Alphabet remained the Fund's largest position during the fiscal year.
What detracted from performance?
Marvell Technology, Inc.
|
Marvell Technology is a global semiconductor firm focused on computer, networking and storage technologies for hyperscale cloud and enterprise markets. The company's shares weakened over the fiscal year amid rising competitive pressure in the custom AI silicon segment and elevated geopolitical uncertainty.
DLF Ltd. |
DLF, a leading Indian real estate developer, benefit
ed
 from structural growth drivers such as rising affluence, urban migration and favorable reforms. Despite a constructive long-term outlook, the stock declined on sector weakness and mixed financial performance. We continue to view this as a high-conviction holding in the Fund.
JD.com, Inc. |
JD.com, a Chinese e-commerce and supply chain technology provider, faced pressures from its food‑delivery expansion, rising competition and weak consumer trends in China. Given the risks of the food‑delivery market, we sold the holding during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Global Fund (Series I)	15.32%	7.28%	11.00%
MSCI ACWI Growth Index (Net)	22.44%	11.12%	13.99%
MSCI ACWI Index (Net)	22.34%	11.19%	11.72%
Effective after the close of business on May 24, 2019, Non-Service shares of Oppenheimer Global Fund/VA (the predecessor fund), were reorganized into Series I shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Non-Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,426,849,331
Total number of portfolio holdings	65
Total advisory fees paid	$ 11,423,334
Portfolio turnover rate	24%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Alphabet, Inc., Class A	11.83%
Meta Platforms, Inc., Class A	6.06%
NVIDIA Corp.	5.33%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.89%
S&P Global, Inc.	3.96%
Lam Research Corp.	3.51%
Eli Lilly and Co.	3.23%
Visa, Inc., Class A	3.17%
Broadcom, Inc.	3.15%
Airbus SE	2.98%
* Excluding money market fund holdings, if any.
Country allocation

(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at
(800) 959-4246
.
At a meeting held on December 8-10, 2025, the Board of Trustees of Invesco V.I. Global Core Equity Fund (the "Target Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would acquire all or substantially all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. The Agreement requires approval by the Target Fund's shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 13, 2026. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated on or about April 24, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be
found
at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIGLBL-AR-I
Invesco V.I. Global Fund

Invesco V.I. Global Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Global Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Global Fund (Series II)	$ 114	1.06%
How Did The Fund Perform During The Period?
•
For the fiscal year ended December 31, 2025, global equities delivered robust results despite tariff-related uncertainty in the first half of the year. Market sentiment improved in the second half of the year as investors focused on the positive implications of fiscal and monetary stimulus. International equities outperformed US equities; however, high‑quality companies lagged during this period, particularly outside the US, creating a headwind for actively managed strategies emphasizing quality characteristics. Artificial intelligence (AI) remained a key market theme throughout the year.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 15.05%. For the same time period, the MSCI ACWI Growth Index (Net) (the "Benchmark") returned 22.44%. The Fund's underperformance relative to the Benchmark was primarily driven by stock selection in the information technology and real estate sectors, as well as an overweight allocation in real estate.
What contributed to performance?
Lam Research Corp. |
Lam Research, a leading provider of wafer-fabrication equipment for the semiconductor industry, benefited from strong demand for advanced semiconductor tools, with its etch and deposition technologies gaining traction across next‑generation chip designs.
Lack of Exposure to
Apple, Inc. |
Apple is a major technology company that we do not own in the Fund, but which is a large component of the Benchmark. Apple underperformed during the fiscal year, and the Fund's avoidance of this underperformance was a top contributor to relative results. From a long-term fundamental perspective, we believe the stock trades at a premium valuation despite modest single-digit revenue growth, significant trade-related risks in its supply chain and what we view as lagging progress in key transformational technologies such as AI.
Alphabet, Inc. |
Alphabet, Google's parent company, posted strong results during the fiscal year, with revenue exceeding $100 billion. Alphabet's performance was mainly supported by AI-driven demand, Google Cloud growth and continued momentum in search advertising. Tensor processing unit (TPU) chip sales and the success of Gemini Pro 3 reinforced its AI leadership. Alphabet remained the Fund's largest position during the fiscal year.
What detracted from performance?
Marvell Technology, Inc.
|
Marvell Technology is a global semiconductor firm focused on computer, networking and storage technologies for hyperscale cloud and enterprise markets. The company's shares weakened over the fiscal year amid rising competitive pressure in the custom AI silicon segment and elevated geopolitical uncertainty.
DLF Ltd. |
DLF, a leading Indian real estate developer, benefit
ed
 from structural growth drivers such as rising affluence, urban migration and favorable reforms. Despite a constructive long-term outlook, the stock declined on sector weakness and mixed financial performance. We continue to view this as a high-conviction holding in the Fund.
JD.com, Inc. |
JD.com, a Chinese e-commerce and supply chain technology provider, faced pressures from its food‑delivery expansion, rising competition and weak consumer trends in China. Given the risks of the food‑delivery market, we sold the holding during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Global Fund (Series II)	15.05%	7.01%	10.72%
MSCI ACWI Growth Index (Net)	22.44%	11.12%	13.99%
MSCI ACWI Index (Net)	22.34%	11.19%	11.72%
Effective after the close of business on May 24, 2019, Service shares of Oppenheimer Global Fund/VA (the predecessor fund), were reorganized into Series II shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,426,849,331
Total number of portfolio holdings	65
Total advisory fees paid	$ 11,423,334
Portfolio turnover rate	24%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Alphabet, Inc., Class A	11.83%
Meta Platforms, Inc., Class A	6.06%
NVIDIA Corp.	5.33%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.89%
S&P Global, Inc.	3.96%
Lam Research Corp.	3.51%
Eli Lilly and Co.	3.23%
Visa, Inc., Class A	3.17%
Broadcom, Inc.	3.15%
Airbus SE	2.98%
* Excluding money market fund holdings, if any .
Country allocation

(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at
(800) 959-4246
.
At a meeting held on December 8-10, 2025, the Board of Trustees of Invesco V.I. Global Core Equity Fund (the "Target Fund") unanimously approved an Agreement and Plan of Reorganization (the "Agreement") pursuant to which the Fund would acquire all or substantially all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. The Agreement requires approval by the Target Fund's shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 13, 2026. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated on or about April 24, 2026.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIGLBL-AR-II
Invesco V.I. Global Fund

Invesco V.I. Global Real Estate Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Global Real Estate Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Global Real Estate Fund (Series I)	$ 106	1.02%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the global real estate market was shaped by a volatile macro environment, driven by widespread uncertainty, shifting interest rate expectations, and mixed economic signals. Tariff announcements and policy shifts under the new United States (US) presidential administration added further uncertainty, contributing to market volatility.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 7.85%. For the same time period, the Custom Invesco Global Real Estate Index (Net) (the “Benchmark”) returned 9.58%. The Fund underperformed the Benchmark primarily due to both stock selection and market allocation at the country and sector level.
What contributed to performance?
Canada |
The Fund benefited from an underweight exposure to the country and favorable positioning within healthcare, notably an overweight to Chartwell Retirement Residences. Additionally, no exposure to the office real estate investment trust ("REIT"), Allied Properties REIT contributed positively to performance relative to the Benchmark.
France |
The Fund's relative performance benefited from an overweight exposure to the country, primarily through its position in the retail REIT Klepierre S.A.
What detracted from performance?
United States
|
Relative performance was negatively impacted by overweight exposure to US residential and data center sectors. Stock selection within the US residential sector further detracted, driven by weakness in large cap apartments, notably Equity Residential, and single-family rentals such as American Homes 4 Rent, which struggled in the face of weaker labor market data. Additionally, specialty exposure weighed on relative performance, as Iron Mountain underperformed due to concerns about long-term data center and artificial intelligence trends despite near-term leasing strength.
Switzerland |
The Fund's underweight exposure in Switzerland negatively impacted the Fund's performance, as strong local stock performance combined with Swiss Franc appreciation weighed on relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Global Real Estate Fund (Series I)	7.85%	1.73%	2.44%
Custom Invesco Global Real Estate Index	9.58%	2.45%	3.27%
MSCI World Index (Net)	21.09%	12.15%	12.17%
The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA Nareit Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA Nareit Developed Index (Net) from July 1, 2021 onward.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 95,293,443
Total number of portfolio holdings	83
Total advisory fees paid	$ 716,111
Portfolio turnover rate	77%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Welltower, Inc.	6.14%
Prologis, Inc.	5.60%
Digital Realty Trust, Inc.	4.21%
Equinix, Inc.	3.68%
Simon Property Group, Inc.	2.92%
Goodman Group	2.89%
First Industrial Realty Trust, Inc.	2.65%
Mitsui Fudosan Co. Ltd.	2.50%
Extra Space Storage, Inc.	2.44%
Iron Mountain, Inc.	2.30%
* Excluding money market fund holdings, if any.
Country allocation

(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at
(800) 959-4246
.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Effective November 5, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, no longer provides day-to-day management of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIGRE-AR-I
Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Real Estate Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Global Real Estate Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Global Real Estate Fund (Series II)	$ 132	1.27%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the global real estate market was shaped by a volatile macro environment, driven by widespread uncertainty, shifting interest rate expectations, and mixed economic signals. Tariff announcements and policy shifts under the new United States (US) presidential administration added further uncertainty, contributing to market volatility.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 7.61%. For the same time period, the Custom Invesco Global Real Estate Index (Net) (the “Benchmark”) returned 9.58%. The Fund underperformed the Benchmark primarily due to both stock selection and market allocation at the country and sector level.
What contributed to performance?
Canada |
The Fund benefited from an underweight exposure to the country and favorable positioning within healthcare, notably an overweight to Chartwell Retirement Residences. Additionally, no exposure to the office real estate investment trust ("REIT"), Allied Properties REIT contributed positively to performance relative to the Benchmark.
France |
The Fund's relative performance benefited from an overweight exposure to the country, primarily through its position in the retail REIT Klepierre S.A.
What detracted from performance?
United States
|
Relative performance was negatively impacted by overweight exposure to US residential and data center sectors. Stock selection within the US residential sector further detracted, driven by weakness in large cap apartments, notably Equity Residential, and single-family rentals such as American Homes 4 Rent, which struggled in the face of weaker labor market data. Additionally, specialty exposure weighed on relative performance, as Iron Mountain underperformed due to concerns about long-term data center and artificial intelligence trends despite near-term leasing strength.
Switzerland |
The Fund's underweight exposure in Switzerland negatively impacted the Fund's performance, as strong local stock performance combined with Swiss Franc appreciation weighed on relative returns.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Global Real Estate Fund (Series II)	7.61%	1.49%	2.18%
Custom Invesco Global Real Estate Index	9.58%	2.45%	3.27%
MSCI World Index (Net)	21.09%	12.15%	12.17%
The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA Nareit Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA Nareit Developed Index (Net) from July 1, 2021 onward.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 95,293,443
Total number of portfolio holdings	83
Total advisory fees paid	$ 716,111
Portfolio turnover rate	77%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Welltower, Inc.	6.14%
Prologis, Inc.	5.60%
Digital Realty Trust, Inc.	4.21%
Equinix, Inc.	3.68%
Simon Property Group, Inc.	2.92%
Goodman Group	2.89%
First Industrial Realty Trust, Inc.	2.65%
Mitsui Fudosan Co. Ltd.	2.50%
Extra Space Storage, Inc.	2.44%
Iron Mountain, Inc.	2.30%
* Excluding money market fund holdings, if any.
Country allocation

(% of net assets)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Effective November 5, 2025, the Fund’s sub-adviser, Invesco Asset Management Limited, no longer provides day-to-day management of the Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIGRE-AR-II
Invesco V.I. Global Real Estate Fund

Invesco V.I. Global Strategic Income Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Global Strategic Income Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Global Strategic Income Fund (Series I)	$ 100	0.94% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, global fixed income was generally supported by moderating inflation and monetary easing amidst diverging global growth and shifting dollar dynamics. Changes in trade policy, security frameworks and economic alliances were leading the global economic cycle to appear increasingly fragmented – with growth and inflation trajectories as well as monetary and fiscal policy responses differing across regions and countries. Over the period, the Federal Reserve cut rates three times and ended quantitative tightening, while the European Central Bank took a more accommodative stance and the Bank of Japan hiked interest rates. We believe these shifts in the global economic landscape are creating a robust opportunity set to generate excess return through active management.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 12.98%. For the same time period, the Bloomberg Global Aggregate Index returned 8.17%.
What contributed to performance?
Credit Exposure |
The top contributors to relative return were credit exposures in the UK and European Union.
Foreign Currency Exposure |
The top contributors to relative return were positioning in the South African rand and Mexican peso.
Interest Rate Positioning |
The top contributors to relative return were interest rate positioning in Brazil and European Union.
What detracted from performance?
Credit Exposure
|
The top detractors to relative return were credit exposures in the US and Italy.
Foreign Currency Exposure |
The top detractors to relative return were positioning in the euro and Chinese renminbi.
Interest Rate Positioning |
The top detractors to relative return were interest rate positioning in Australia and Singapore.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Global Strategic Income Fund (Series I)	12.98%	1.65%	3.01%
Bloomberg Global Aggregate Index	8.17%	-2.15%	1.26%
Effective after the close of
business
on May 24, 2019, Non-Service shares of Oppenheimer Global Strategic Income Fund/VA (the predecessor fund), were reorganized into Series I shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Non-Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 646,092,052
Total number of portfolio holdings	918
Total advisory fees paid	$ 4,585,139
Portfolio turnover rate	333%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Brazil Notas do Tesouro Nacional, Class NTNF, 10.00%, 01/01/2031	5.11%
U.S. Treasury Bonds, 5.50%, 08/15/2028	4.79%
Mexican Bonos, Series M, 8.50%, 02/28/2030	4.43%
U.S. Treasury Bills, 3.63%, 05/14/2026	2.39%
U.S. Treasury Bills, 4.11%, 05/14/2026	2.39%
Mexican Udibonos, Series S, 4.00%, 08/30/2029	1.33%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	1.27%
Mortgage Funding PLC, Series 2008-1, Class B2, 7.10%, 03/13/2046	1.25%
Republic of South Africa Government Bond, Series 2048, 8.75%, 02/28/2048	1.24%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/2055	1.18%
* Excluding money market fund holdings, if any.
Security type allocation

(% of total investments)
How
Has
The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since
December 31, 2024
. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More Information?
You can find more information
about the Fund
, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIGLSI-AR-I
Invesco V.I. Global Strategic Income Fund

Invesco V.I. Global Strategic Income Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Global Strategic Income Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Global Strategic Income Fund (Series II)	$ 127	1.19% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, global fixed income was generally supported by moderating inflation and monetary easing amidst diverging global growth and shifting dollar dynamics. Changes in trade policy, security frameworks and economic alliances were leading the global economic cycle to appear increasingly fragmented – with growth and inflation trajectories as well as monetary and fiscal policy responses differing across regions and countries. Over the period, the Federal Reserve cut rates three times and ended quantitative tightening, while the European Central Bank took a more accommodative stance and the Bank of Japan hiked interest rates. We believe these shifts in the global economic landscape are creating a robust opportunity set to generate excess return through active management.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 12.75%. For the same time period, the Bloomberg Global Aggregate Index returned 8.17%.
What contributed to performance?
Credit Exposure |
The top contributors to relative return were credit exposures in the UK and European Union.
Foreign Currency Exposure |
The top contributors to relative return were positioning in the South African rand and Mexican peso.
Interest Rate Positioning |
The top contributors to relative return were interest rate positioning in Brazil and European Union.
What detracted from performance?
Credit Exposure
|
The top detractors to relative return were credit exposures in the US and Italy.
Foreign Currency Exposure |
The top detractors to relative return were positioning in the euro and Chinese renminbi.
Interest Rate Positioning |
The top detractors to relative return were interest rate positioning in Australia and Singapore.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Global Strategic Income Fund (Series II)	12.75%	1.39%	2.76%
Bloomberg Global Aggregate Index	8.17%	-2.15%	1.26%
Effective after the close of business on May 24, 2019, Service shares of Oppenheimer Global Strategic Income Fund/VA (the predecessor fund), were reorganized into Series II shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 646,092,052
Total number of portfolio holdings	918
Total advisory fees paid	$ 4,585,139
Portfolio turnover rate	333%
What Comprised
The
Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Brazil Notas do Tesouro Nacional, Class NTNF, 10.00%, 01/01/2031	5.11%
U.S. Treasury Bonds, 5.50%, 08/15/2028	4.79%
Mexican Bonos, Series M, 8.50%, 02/28/2030	4.43%
U.S. Treasury Bills, 3.63%, 05/14/2026	2.39%
U.S. Treasury Bills, 4.11%, 05/14/2026	2.39%
Mexican Udibonos, Series S, 4.00%, 08/30/2029	1.33%
Republic of South Africa Government Bond, Series 2040, 9.00%, 01/31/2040	1.27%
Mortgage Funding PLC, Series 2008-1, Class B2, 7.10%, 03/13/2046	1.25%
Republic of South Africa Government Bond, Series 2048, 8.75%, 02/28/2048	1.24%
Brazil Notas do Tesouro Nacional, Series B, 6.00%, 05/15/2055	1.18%
* Excluding money market fund holdings, if any.

Security type allocation

(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund added active trading risk to its principal risks to reflect that active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Where Can I Find More
Information
?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIGLSI-AR-II
Invesco V.I. Global Strategic Income Fund

Invesco V.I. Government Money Market Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Government Money Market Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Government Money Market Fund (Series I)	$ 39	0.38%
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 501,827,689
Total number of portfolio holdings	63
Total advisory fees paid	$ 1,352,755
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Composition by maturity, in days

(% of total investments)*
1-7	49.5%
8-30	5.0%
31-60	12.4%
61-90	5.6%
91-180	2.4%
181+	25.1%
* The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIGMKT-AR-I
Invesco V.I. Government Money Market Fund

Invesco V.I. Government Money Market Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Government Money Market Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Government Money Market Fund (Series II)	$ 64	0.63%
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 501,827,689
Total number of portfolio holdings	63
Total advisory fees paid	$ 1,352,755
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Composition by maturity, in days

(% of total investments)*
1-7	49.5%
8-30	5.0%
31-60	12.4%
61-90	5.6%
91-180	2.4%
181+	25.1%
* The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIGMKT-AR-II
Invesco V.I. Government Money Market Fund

Invesco V.I. Government Securities Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Government Securities Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Government Securities Fund (Series I)	$ 73	0.70%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the Fund generated a positive return supported by a broad decline in Treasury yields of roughly 40 to 80 basis points across the curve. Falling rates provided a favorable backdrop for duration‑sensitive assets, while credit and securitized sectors continued to benefit from stable economic conditions and resilient consumer fundamentals, contributing to the Fund's performance.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 7.37%. For the same time period, the Bloomberg Intermediate U.S. Government Index returned 6.50%.
What contributed to performance?
Agency mortgage-backed securities (MBS) |
During 2025, the agency mortgage market, where the Fund holds around 50% of its assets, peformed better than US Treasury securities, given the significant yield advantage enjoyed by agency MBS versus Treasuries.
Non-agency MBS, commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) |
Modest out‑of‑index exposure to ABS, non-agency MBS and CMBS contributed positively.
What detracted from performance?
Treasuries
|
Treasuries detracted from relative performance due to the asset class's
underperformance versus agency MBS and structured credit sectors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Government Securities Fund (Series I)	7.37%	0.04%	1.60%
Bloomberg Intermediate U.S. Government Index	6.50%	0.64%	1.76%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 323,905,124
Total number of portfolio holdings	429
Total advisory fees paid	$ 1,558,966
Portfolio turnover rate	379%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Government National Mortgage Association, TBA, 5.00%, 01/01/2056	3.71%
Government National Mortgage Association, TBA, 2.00%, 01/01/2056	3.07%
U.S. Treasury Notes, 3.63%, 08/31/2027	3.03%
U.S. Treasury Notes, 3.38%, 09/15/2027	3.02%
U.S. Treasury Notes, 3.63%, 08/31/2030	3.01%
Standard Chartered Bank, 4.03%, 07/24/2026	2.78%
Royal Bank of Canada, 4.03%, 07/09/2026	2.78%
UBS AG, 4.24%, 05/15/2026	2.78%
Mizuho Bank Ltd., 4.06%, 02/25/2026	2.78%
BNP Paribas S.A., 4.03%, 02/06/2026	2.78%
* Excluding money market fund holdings, if any.
Security type allocation

(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIGOV-AR-I
Invesco V.I. Government Securities Fund

I
nvesco V.I. Government Securities Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Government Securities Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Government Securities Fund (Series II)	$ 98	0.95%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the Fund generated a positive return supported by a broad decline in Treasury yields of roughly 40 to 80 basis points across the curve. Falling rates provided a favorable backdrop for duration‑sensitive assets, while credit and securitized sectors continued to benefit from stable economic conditions and resilient consumer fundamentals, contributing to the Fund's performance.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 6.95%. For the same time period, the Bloomberg Intermediate U.S. Government Index returned 6.50%.
What contributed to performance?
Agency mortgage-backed securities (MBS) |
During 2025, the agency mortgage market, where the Fund holds around 50% of its assets, peformed better than US Treasury securities, given the significant yield advantage enjoyed by agency MBS versus Treasuries.
Non-agency MBS, commercial mortgage-
backed
securities (CMBS), asset-backed securities (ABS) |
Modest out‑of‑index exposure to ABS, non-agency MBS and CMBS contributed positively.
What detracted from performance?
Treasuries
|
Treasuries detracted from relative performance due to the asset class's
underperformance versus agency MBS and structured credit sectors.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Government Securities Fund (Series II)	6.95%	-0.22%	1.34%
Bloomberg Intermediate U.S. Government Index	6.50%	0.64%	1.76%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
The performance data quoted represents
past
performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 323,905,124
Total number of portfolio holdings	429
Total advisory fees paid	$ 1,558,966
Portfolio turnover rate	379%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten
holdings
*

(% of net assets)
Government National Mortgage Association, TBA, 5.00%, 01/01/2056	3.71%
Government National Mortgage Association, TBA, 2.00%, 01/01/2056	3.07%
U.S. Treasury Notes, 3.63%, 08/31/2027	3.03%
U.S. Treasury Notes, 3.38%, 09/15/2027	3.02%
U.S. Treasury Notes, 3.63%, 08/31/2030	3.01%
Standard Chartered Bank, 4.03%, 07/24/2026	2.78%
Royal Bank of Canada, 4.03%, 07/09/2026	2.78%
UBS AG, 4.24%, 05/15/2026	2.78%
Mizuho Bank Ltd., 4.06%, 02/25/2026	2.78%
BNP Paribas S.A., 4.03%, 02/06/2026	2.78%
* Excluding money market fund holdings, if any.
Security
type
allocation

(% of total investments)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIGOV-AR-II
Invesco V.I. Government Securities Fund

Invesco V.I. Growth and Income Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Growth and Income Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Growth and Income Fund (Series I)	$ 81	0.75%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, most US equity indices posted double digit gains. Equities were supported by investment themes associated with artificial intelligence (AI), resilient economic and labor conditions, and expectations for lower interest rates. As the year progressed, market volatility increased as investor enthusiasm about the long-term return potential of large-scale AI spending waned. Rising geopolitical and trade tensions, including the expansion of US tariffs and increased friction with China also weighed on investor sentiment.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 15.62%. For the same time period, the Russell 1000
®
Value Index (the "Benchmark") returned 15.91%. The Fund underperformed the Benchmark primarily due to stock selection in the communication services sector. Stock selection in financials also detracted from relative returns. Stock selection in the industrials sector was the largest contributor to the Fund’s relative return. Stock selection and an underweight in the real estate sector also aided relative performance.
What contributed to performance?
Wells Fargo & Co.  |
The bank delivered strong earnings results driven by higher revenue, improved credit quality, and higher investment banking fees. Wells Fargo raised its dividend and repurchased shares during the fiscal year.
Coherent Corp. |
This laser company develops and manufactures optoelectronic components and devices used in the communications, electronics and industrial markets. It has benefited from the growth of AI as its optical transceivers are key enablers for networking of AI servers.
Johnson Controls International PLC |
Johson Controls' stock rose during the period, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
What detracted from performance?
Fiserv, Inc.
|
Shares of Fiserv dropped sharply after management reported disappointing third quarter results. Revenue and earnings fell well short of expectations, prompting management to slash its full-year earnings forecast and cut organic growth guidance. The company launched the “One Fiserv” initiative and made leadership changes to address these issues, but ongoing uncertainty led us to sell our position.
Marvell Technology, Inc. |
The company is a key player in data infrastructure semiconductors. S ha
res declined sharply following news in January 2025 about DeepSeek, a lower cost AI model, as investors worried companies might not need to invest as heavily in AI model development. Although we still saw AI-related upside, the stock underperformed peers. We sold the position during the period.
Centene Corp. |
Centene’s stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. We exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Growth and Income Fund (Series I)	15.62%	12.85%	10.73%
Russell 1000 ® Value Index	15.91%	11.33%	10.53%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,306,002,419
Total number of portfolio holdings	102
Total advisory fees paid	$ 7,131,982
Portfolio turnover rate	39%
What Comprised The F
und's
Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Wells Fargo & Co.	3.37%
Bank of America Corp.	3.15%
Amazon.com, Inc.	2.56%
Philip Morris International, Inc.	2.45%
Alphabet, Inc., Class A	2.25%
Microsoft Corp.	2.24%
Charles Schwab Corp. (The)	2.09%
Walt Disney Co. (The)	2.08%
Citizens Financial Group, Inc.	2.04%
Parker-Hannifin Corp.	2.01%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VIGRI-AR-I
Invesco V.I. Growth and Income Fund

Invesco V.I. Growth and Income Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Growth and Income Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Growth and Income Fund (Series II)	$ 108	1.00%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, most US equity indices posted double digit gains. Equities were supported by investment themes associated with artificial intelligence (AI), resilient economic and labor conditions, and expectations for lower interest rates. As the year progressed, market volatility increased as investor enthusiasm about the long-term return potential of large-scale AI spending waned. Rising geopolitical and trade tensions, including the expansion of US tariffs and increased friction with China also weighed on investor sentiment.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 15.30%. For the same time period, the Russell 1000
®
Value Index (the "Benchmark") returned 15.91%. The Fund underperformed the Benchmark primarily due to stock selection in the communication services sector. Stock selection in financials also detracted from relative returns. Stock selection in the industrials sector was the largest contributor to the Fund’s relative return. Stock selection and an underweight in the real estate sector also aided relative performance.
What contributed to performance?
Wells Fargo & Co.  |
The bank delivered strong earnings results driven by higher revenue, improved credit quality, and higher investment banking fees. Wells Fargo raised its dividend and repurchased shares during the fiscal year.
Coherent Corp. |
This laser company develops and manufactures optoelectronic components and devices used in the communications, electronics and industrial markets. It has benefited from the growth of AI as its optical transceivers are key enablers for networking of AI servers.
Johnson Controls International PLC |
Johson Controls' stock rose during the period, driven by strong earnings, solid organic sales growth, and sustained demand for smart building technology and energy-efficient solutions.
What detracted from performance?
Fiserv, Inc.
|
Shares of Fiserv dropped sharply after management reported disappointing third quarter results. Revenue and earnings fell well short of expectations, prompting management to slash its full-year earnings forecast and cut organic growth guidance. The company launched the “One Fiserv” initiative and made leadership changes to address these issues, but ongoing uncertainty led us to sell our position.
Marvell Technology, Inc. |
The company is a key player in data infrastructure semiconductors. Shares declined sharply following news in January 2025 about DeepSeek, a lower cost AI model, as investors worried companies might not need to invest as heavily in AI model development. Although we still saw AI-related upside, the stock underperformed peers. We sold the position during the period.
Centene Corp. |
Centene’s stock declined sharply after the company withdrew its 2025 earnings guidance, citing slower growth in the healthcare exchange market and rising medical costs. We exited the position during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Growth and Income Fund (Series II)	15.30%	12.56%	10.46%
Russell 1000 ® Value Index	15.91%	11.33%	10.53%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,306,002,419
Total number of portfolio holdings	102
Total advisory fees paid	$ 7,131,982
Portfolio turnover rate	39%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Wells Fargo & Co.	3.37%
Bank of America Corp.	3.15%
Amazon.com, Inc.	2.56%
Philip Morris International, Inc.	2.45%
Alphabet, Inc., Class A	2.25%
Microsoft Corp.	2.24%
Charles Schwab Corp. (The)	2.09%
Walt Disney Co. (The)	2.08%
Citizens Financial Group, Inc.	2.04%
Parker-Hannifin Corp.	2.01%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, fin ancial info
rmation, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VK-VIGRI-AR-II
Invesco V.I. Growth and Income Fund

Invesco V.I. Health Care Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Health Care Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Health Care Fund (Series I)	$ 106	0.98%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US health care equities lagged the overall equity market due to policy uncertainty, inflationary cost pressures, and investors rotating into the more cyclical sectors of the market.
•
For the fiscal year ended December 31, 2025, the Series I shares of the Fund returned 15.33%. For the same time period, the S&P Composite 1500
®
Health Care Index returned 13.71%. The Fund's outperformance was primarily due to strong stock selection in biotechnology, health care services, and pharmaceuticals sub-industries. These results were partially offset by weaker stock selection within the health care equipment sub-industry group and the Fund’s underweight allocation to pharmaceuticals.
What contributed to performance?
Eli Lilly and Co. |
Eli Lilly is a large-cap pharmaceutical company that makes drugs to treat Alzheimer’s, cancer, diabetes, obesity, pain, and autoimmune diseases. During the fourth quarter of 2025, the company reported better-than-expected revenue growth and raised guidance on strong sales of its GLP-1 weight loss and diabetes treatments, Mounjaro and Zepbound.
Cencora, Inc. |
Cencora distributes pharmaceuticals, medical supplies and health care equipment, while also providing services to health care providers, manufacturers and pharmacies. The stock advanced on better-than-expected earnings and guidance released during the first quarter of 2025, driven by continued positive trends in health care utilization, prescription distribution growth and demand for GLP-1 obesity treatments.
What detracted from performance?
UnitedHealth Group, Inc.
|
UnitedHealth is a large-cap managed care company that provides health care benefits, services, data and analytics. The stock declined during the second quarter of 2025 in response to weaker-than-expected quarterly results due to higher-than-expected medical losses, the abrupt resignation of its CEO, and news of a Department of Justice investigation into the company’s Medicare billing practices. The stock detracted from absolute return, but the Fund was underweight in UnitedHealth so it added to relative performance.
Vaxcyte, Inc. |
Vaxcyte makes vaccines and therapies to prevent and treat bacterial infectious diseases. The stock declined on weaker-than-expected Phase 2 clinical trial results for its VAX-24 pneumococcal conjugate vaccine candidate for healthy infants.
We
exited the position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Health Care Fund (Series I)	15.33%	3.80%	6.58%
S&P Composite 1500 ® Health Care Index	13.71%	7.54%	9.81%
MSCI World Health Care Index (Net)	14.83%	6.43%	8.14%
MSCI World Index SM (Net)	21.09%	12.15%	12.17%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 168,183,356
Total number of portfolio holdings	79
Total advisory fees paid	$ 1,215,924
Portfolio turnover rate	52%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Eli Lilly and Co.	9.68%
Boston Scientific Corp.	6.55%
AbbVie, Inc.	5.03%
Cencora, Inc.	4.56%
AstraZeneca PLC, ADR	4.23%
argenx SE, ADR	3.52%
Gilead Sciences, Inc.	3.30%
McKesson Corp.	3.10%
Welltower, Inc.	2.29%
Tenet Healthcare Corp.	2.15%
* Excluding money market fund holdings, if any.
Country allocation

(% of net assets)
How
Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund added issuer focus risk to its principal risks to reflect that although the Fund is classified as diversified, it may focus its investments in a relatively small number of issuers.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
I-VIGHC-AR-I
Invesco V.I. Health Care Fund

Invesco V.I. Health Care Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Health Care Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Health Care Fund (Series II)	$ 132	1.23%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US health care equities lagged the overall equity market due to policy uncertainty, inflationary cost pressures, and investors rotating into the more cyclical sectors of the market.
•
For the fiscal year ended December 31, 2025, the Series II shares of the Fund returned 15.08%. For the same time period, the S&P Composite 1500
®
Health Care Index returned 13.71%. The Fund's outperformance was primarily due to strong stock selection in biotechnology, health care services, and pharmaceuticals sub-industries. These results were partially offset by weaker stock selection within the health care equipment sub-industry group and the Fund’s underweight allocation to pharmaceuticals.
What contributed to performance?
Eli Lilly and Co. |
Eli Lilly is a large-cap pharmaceutical company that makes drugs to treat Alzheimer’s, cancer, diabetes, obesity, pain, and autoimmune diseases. During the fourth quarter of 2025, the company reported better-than-expected revenue growth and raised guidance on strong sales of its GLP-1 weight loss and diabetes treatments, Mounjaro and Zepbound.
Cencora, Inc. |
Cencora distributes pharmaceuticals, medical supplies and health care equipment, while also providing services to health care providers, manufacturers and pharmacies. The stock advanced on better-than-expected earnings and guidance released during the first quarter of 2025, driven by continued positive trends in health care utilization, prescription distribution growth and demand for GLP-1 obesity treatments.
What detracted from performance?
UnitedHealth Group, Inc.
|
UnitedHealth is a large-cap managed care company that provides health care benefits, services, data and analytics. The stock declined during the second quarter of 2025 in response to weaker-than-expected quarterly results due to higher-than-expected medical losses, the abrupt resignation of its CEO, and news of a Department of Justice investigation into the company’s Medicare billing practices. The stock detracted from absolute return, but the Fund was underweight in UnitedHealth so it added to relative performance.
Vaxcyte, Inc. |
Vaxcyte makes vaccines and therapies to prevent and treat bacterial infectious diseases. The stock declined on weaker-than-expected Phase 2 clinical trial results for its VAX-24 pneumococcal conjugate vaccine candidate for healthy infants. We exited the position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Health Care Fund (Series II)	15.08%	3.54%	6.31%
S&P Composite 1500 ® Health Care Index	13.71%	7.54%	9.81%
MSCI World Health Care Index (Net)	14.83%	6.43%	8.14%
MSCI World Index SM (Net)	21.09%	12.15%	12.17%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 168,183,356
Total number of portfolio holdings	79
Total advisory fees paid	$ 1,215,924
Portfolio turnover rate	52%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Eli Lilly and Co.	9.68%
Boston Scientific Corp.	6.55%
AbbVie, Inc.	5.03%
Cencora, Inc.	4.56%
AstraZeneca PLC, ADR	4.23%
argenx SE, ADR	3.52%
Gilead Sciences, Inc.	3.30%
McKesson Corp.	3.10%
Welltower, Inc.	2.29%
Tenet Healthcare Corp.	2.15%
* Excluding money market fund holdings, if any.
Country allocation

(% of net assets)
How
Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund added issuer focus risk to its principal risks to reflect that although the Fund is classified as diversified, it may focus its investments in a relatively small number of issuers.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
I-VIGHC-AR-II
Invesco V.I. Health Care Fund

Invesco V.I. High Yield Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. High Yield Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. High Yield Fund (Series I)	$ 93	0.90%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the high yield bond market benefited from strong balance sheets, a benign default environment and an accomodative Federal Reserve. Spreads on the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index closed the year 8 basis points tighter than the previous year. Since the Fund is predominantly invested in high yield corporate credit, it benefited from this macroeconomic backdrop.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 6.73%. For the same time period, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index returned 8.62%.
What contributed to performance?
Sector allocation  |
An overweight in finance companies was a key driver of positive performance for the period. An underweight in packaging companies also
positively contributed to relative performance during the period.
Security selection |
Security selection in the utilities sector was a positive contributor to relative performance during the period.
What detracted from performance?
Security selection
|
Security selection in real estate investment trusts (REITs) was a key detractor from performance during the period. Security selection in gaming also detracted from performance during the period.
Sector allocation |
An underweight in independent energy companies detracted from performance during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. High Yield Fund (Series I)	6.73%	3.64%	4.83%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	8.62%	4.50%	6.52%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 36,791,923
Total number of portfolio holdings	298
Total advisory fees paid	$ 814,303
Portfolio turnover rate	191%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032	2.09%
Versant Media Group, Inc., 7.25%, 01/30/2031	1.82%
Cushman & Wakefield US Borrower LLC, Term Loan, 6.47%, 01/31/2030	1.60%
Diversified Healthcare Trust , 01/15/2026	1.38%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 7.83%, 08/23/2028	1.26%
New Gold, Inc., 6.88%, 04/01/2032	1.10%
Vistra Operations Co. LLC, 6.88%, 04/15/2032	1.10%
TransDigm, Inc., Term Loan L, 6.22%, 01/19/2032	1.10%
EZCORP, Inc., 7.38%, 04/01/2032	1.06%
Altice France S.A.	1.06%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**

(% of net assets)
A	0.17
BBB	2.62
BB	54.18
B	30.69
CCC and below	7.65
Cash	3.86
Not Rated	0.83
**Source: Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor's rating methodology, please visit standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIHYI-AR-I
Invesco V.I. High Yield Fund

Invesco V.I. High Yield Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. High Yield Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. High Yield Fund (Series II)	$ 119	1.15%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, the high yield bond market benefited from strong balance sheets, a benign default environment and an accomodative Federal Reserve. Spreads on the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index closed the year 8 basis points tighter than the previous year. Since the Fund is predominantly invested in high yield corporate credit, it benefited from this macroeconomic backdrop.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 6.58%. For the same time period, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index returned 8.62%.
What contributed to performance?
Sector allocation  |
An overweight in finance companies was a key driver of positive performance for the period. An underweight in packaging companies also
positively contributed to relative performance during the period.
Security selection |
Security selection in the utilities sector was a positive contributor to relative performance during the period.
What detracted from performance?
Security selection
|
Security selection in real estate investment trusts (REITs) was a key detractor from performance during the period. Security selection in gaming also detracted from performance during the period.
Sector allocation |
An underweight in independent energy companies detracted from performance during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. High Yield Fund (Series II)	6.58%	3.40%	4.55%
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	8.62%	4.50%	6.52%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 36,791,923
Total number of portfolio holdings	298
Total advisory fees paid	$ 814,303
Portfolio turnover rate	191%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top
ten
holdings*

(% of net assets)
Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032	2.09%
Versant Media Group, Inc., 7.25%, 01/30/2031	1.82%
Cushman & Wakefield US Borrower LLC, Term Loan, 6.47%, 01/31/2030	1.60%
Diversified Healthcare Trust , 01/15/2026	1.38%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 7.83%, 08/23/2028	1.26%
New Gold, Inc., 6.88%, 04/01/2032	1.10%
Vistra Operations Co. LLC, 6.88%, 04/15/2032	1.10%
TransDigm, Inc., Term Loan L, 6.22%, 01/19/2032	1.10%
EZCORP, Inc., 7.38%, 04/01/2032	1.06%
Altice France S.A.	1.06%
* Excluding money market fund holdings, if any.
Credit quality rating breakdown**

(% of net assets)
A	0.17
BBB	2.62
BB	54.18
B	30.69
CCC and below	7.65
Cash	3.86
Not Rated	0.83
**Source: Standard & Poor's. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. "Non-Rated" indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor's rating methodology, please visit standardandpoors.com and select "Understanding Ratings" under Rating Resources on the homepage.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIHYI-AR-II
Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. International Growth Fund (the “Fund”), formerly Invesco Oppenheimer V.I. International Growth Fund, for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. International Growth Fund (Series I)	$ 108	1.00% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
For the fiscal year ended December 31, 2025, global equities delivered robust results despite tariff-related uncertainty in the first half of the year. Market sentiment improved in the second half of the year as investors focused on the positive implications of fiscal and monetary stimulus. International equities outperformed US equities; however, high‑quality companies lagged during this period, particularly outside the US, creating a headwind for actively managed strategies emphasizing quality characteristics. Artificial intelligence (AI) remained a key market theme throughout the year.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 16.32%. For the same time period, the MSCI All Country World ex-U.S. Growth Index (Net) (the "Benchmark") returned 25.65%.
What contributed to performance?
Alibaba Group Holding Ltd. |
Alibaba Group Holding is widely considered “the Amazon of China”. Alibaba Group Holding is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for Alibaba Group Holding's AI capabilities had a positive impact on the company's stock.
Novo Nordisk A/S |
Novo Nordisk is a leader in the diabetes and obesity drug market. The company faced competitive challenges during the period. We sold the holding during the fiscal year, and the Fund’s avoidance of a majority of the underperformance resulted in notable contributions to its relative return.
Dollarama Inc. |
Dollarama is a Canadian discount retailer that is much like Dollar Tree and Dollar General in the US. We have owned the company for several years as part of our Reorganization of Retail investment theme. In our opinion, the continuing shift to online buying benefits retailers at the very high and the very low end of pricing, such as Dollarama. During the fourth quarter Dollarama announced sales above expectations and the share price reacted favorably.
What detracted from performance?
Trainline plc.
|
Trainline is Europe’s leading digital rail and coach booking platform, offering consumer apps and B2B solutions for ticketing and travel management. Despite solid revenue and margin growth, share prices
have been volatile — down sharply year-on-year due to competitive and regulatory pressures, but seeing short-term rallies on guidance upgrades and buyback announcements.
Lack of Exposure to
SK Hynix Ltd. |
SK Hynix, which we do not own, is a manufacturer of semiconductors, primarily in the memory segment. Share prices of memory chip producers rose during the reporting period due to increased demand by customers for AI chips. The stock was not held in the Fund, but its inclusion in the Benchmark contributed to the Fund's relative underperformance during the period.
Flutter Entertainment plc. |
Flutter Entertainment is a global leader in online sports betting and gaming, operating brands like FanDuel, Paddy Power, Betfair, PokerStars and Sportsbet across North America, Europe and Australia. The stock has underperformed over the past year, weighed down by recreational losses and overall market volatility, but recent gains reflect strong momentum in US iGaming and sports betting.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. International Growth Fund (Series I)	16.32%	2.15%	5.64%
MSCI All Country World ex-U.S. Growth Index (Net)	25.65%	4.01%	7.92%
MSCI ACWI ex USA ® Index (Net)	32.39%	7.91%	8.41%
Effective after the close of business on May 24, 2019, Non-Service shares of Oppenheimer International Growth Fund/VA (the predecessor fund), were reorganized into Series I shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Non-Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 313,285,339
Total number of portfolio holdings	63
Total advisory fees paid	$ 2,443,575
Portfolio turnover rate	56%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.88%
Tencent Holdings Ltd.	3.72%
EPAM Systems, Inc.	3.18%
ResMed, Inc.	2.97%
Dollarama, Inc.	2.96%
Alibaba Group Holding Ltd., ADR	2.95%
Reliance Industries Ltd.	2.91%
AstraZeneca PLC	2.84%
Sartorius Stedim Biotech	2.81%
BAE Systems PLC	2.68%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)

How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
Effective August 22, 2025, Invesco Oppenheimer V.I. International Growth Fund was renamed Invesco V.I. International Growth Fund.
Where Can I Find More
Information
?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIIGR-AR-I
Invesco V.I. International Growth Fund

Invesco V.I. International Growth Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. International Growth Fund (the “Fund”), formerly Invesco Oppenheimer V.I. International Growth Fund,

for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. International Growth Fund (Series II)	$ 135	1.25% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
For the fiscal year ended December 31, 2025, global equities delivered robust results despite tariff-related uncertainty in the first half of the year. Market sentiment improved in the second half of the year as investors focused on the positive implications of fiscal and monetary stimulus. International equities outperformed US equities; however, high‑quality companies lagged during this period, particularly outside the US, creating a headwind for actively managed strategies emphasizing quality characteristics. Artificial intelligence (AI) remained a key market theme throughout the year.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 15.53%. For the same time period, the MSCI All Country World ex-U.S. Growth Index (Net) (the "Benchmark") returned 25.65%.
What contributed to performance?
Alibaba Group Holding Ltd. |
Alibaba Group Holding is widely considered “the Amazon of China”. Alibaba Group Holding is one of the largest retailers and e-commerce platforms in the world. In addition to its strong online retail business, the company is emerging as a significant web service provider. Strong growth and demand for Alibaba Group Holding's AI capabilities had a positive impact on the company's stock.
Novo Nordisk A/S |
Novo Nordisk is a leader in the diabetes and obesity drug market. The company faced competitive challenges during the period. We sold the holding during the fiscal year, and the Fund’s avoidance of a majority of the underperformance resulted in notable contributions to its relative return.
Dollarama Inc. |
Dollarama is a Canadian discount retailer that is much like Dollar Tree and Dollar General in the US. We have owned the company for several years as part of our Reorganization of Retail investment theme. In our opinion, the continuing shift to online buying benefits retailers at the very high and the very low end of pricing, such as Dollarama. During the fourth quarter Dollarama announced sales above expectations and the share price reacted favorably.
What detracted from performance?
Trainline plc.
|
Trainline is Europe’s leading digital rail and coach booking platform, offering consumer apps and B2B solutions for ticketing and travel management. Despite solid revenue and margin growth, share prices have been volatile — down sharply year-on-year due to competitive and regulatory pressures, but seeing short-term rallies on guidance upgrades and buyback announcements.
Lack of Exposure to SK Hynix Ltd. |
SK Hynix, which we do not own, is a manufacturer of semiconductors, primarily in the memory segment. Share prices of memory chip producers rose during the reporting period due to increased demand by customers for AI chips. The stock was not held in the Fund, but its inclusion in the Benchmark contributed to the Fund's relative underperformance during the period.
Flutter Entertainment plc. |
Flutter Entertainment is a global leader in online sports betting and gaming, operating brands like FanDuel, Paddy Power, Betfair, PokerStars and Sportsbet across North America, Europe and Australia. The stock has underperformed over the past year, weighed down by recreational losses and overall market volatility, but recent gains reflect strong momentum in US iGaming and sports betting.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. International Growth Fund (Series II)	15.53%	1.88%	5.34%
MSCI All Country World ex-U.S. Growth Index (Net)	25.65%	4.01%	7.92%
MSCI ACWI ex USA ® Index (Net)	32.39%	7.91%	8.41%
Effective after the close of business on May 24, 2019, Service shares of Oppenheimer International Growth Fund/VA (the predecessor fund), were reorganized into Series II shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 313,285,339
Total number of portfolio holdings	63
Total advisory fees paid	$ 2,443,575
Portfolio turnover rate	56%
What Comprised The
Fund's
Holdings?
(
as
of December 31, 2025)
Top ten holdings*

(% of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.88%
Tencent Holdings Ltd.	3.72%
EPAM Systems, Inc.	3.18%
ResMed, Inc.	2.97%
Dollarama, Inc.	2.96%
Alibaba Group Holding Ltd., ADR	2.95%
Reliance Industries Ltd.	2.91%
AstraZeneca PLC	2.84%
Sartorius Stedim Biotech	2.81%
BAE Systems PLC	2.68%
* Excluding money market fund holdings, if any.

Sector allocation

(% of net assets)
How Has The Fund Changed Over The Past
Year
?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
Effective August 22, 2025, Invesco Oppenheimer V.I. International Growth Fund was renamed Invesco V.I. International Growth Fund.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIIGR-AR-II
Invesco V.I. International Growth Fund

Invesco V.I. Main Street Fund
®
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Main Street Fund
®
(the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Main Street Fund ® (Series I)	$ 86	0.80% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equities reached record highs despite volatility, driven by enthusiasm for artificial intelligence (AI), easing trade concerns and the Federal Reserve's move to cut interest rates.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 15.93%. For the same time period, the S&P 500
®
Index (the "Benchmark") returned 17.88%. The Fund underperformed the Benchmark mainly as a result of stock selection in the information technology (IT), financials and energy sectors. Stronger stock selection in the consumer staples, communication services and materials sectors partially offset these results.
What contributed to performance?
Alphabet, Inc.  |
Alphabet rose as strong results across Google Search, YouTube and Google Cloud drove accelerating revenue growth. Continued progress in autonomous ride-hailing and a more favorable regulatory outlook further lifted investor sentiment.
Philip Morris International, Inc. |
Philip Morris International delivered strong results, supported by resilient cigarette sales and continued growth in smoke-free products like IQOS and Zyn.
What detracted from performance?
Fiserv, Inc.
|
Fiserv declined as results across the year showed slowing growth in its merchant processing and Clover credit card volumes. Concerns about potential consumer spending headwinds added further pressure to shares. We sold the holding during the fiscal year.
ServiceNow, Inc. |
ServiceNow fell as subscription revenue growth moderated and macroeconomic headwinds pressured enterprise IT budgets, particularly in its federal segment. Investor concerns about AI-driven disruption and rising competition further weighed on sentiment.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Main Street Fund ® (Series I)	15.93%	12.47%	12.53%
S&P 500 ® Index	17.88%	14.42%	14.82%
Effective after the close of business on May 24, 2019, Non-Service shares of Oppenheimer Main Street Fund
®
/VA (the
predecessor
fund), were reorganized into Series I shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Non-Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 546,527,060
Total number of portfolio holdings	71
Total advisory fees paid	$ 4,712,410
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	8.88%
Microsoft Corp.	7.69%
Alphabet, Inc., Class A	6.89%
Apple, Inc.	6.55%
Amazon.com, Inc.	4.65%
Meta Platforms, Inc., Class A	4.09%
Broadcom, Inc.	3.33%
JPMorgan Chase & Co.	2.97%
Philip Morris International, Inc.	2.08%
Eli Lilly and Co.	1.97%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find M
o
re Inf
or
mation?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIMST-AR-I
Invesco V.I. Main Street Fund
®

Invesco V.I. Main Street Fund
®
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Main Street Fund
®
(the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Main Street Fund ® (Series II)	$ 113	1.05% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equities reached record highs despite volatility, driven by enthusiasm for artificial intelligence (AI), easing trade concerns and the Federal Reserve's move to cut interest rates.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 15.64%. For the same time period, the S&P 500
®
Index (the "Benchmark") returned 17.88%. The Fund underperformed the Benchmark mainly as a result of stock selection in the information technology (IT), financials and energy sectors. Stronger stock selection in the consumer staples, communication services and materials sectors partially offset these results.
What contributed to performance?
Alphabet, Inc.  |
Alphabet rose as strong results across Google Search, YouTube and Google Cloud drove accelerating revenue growth. Continued progress in autonomous ride-hailing and a more favorable regulatory outlook further lifted investor sentiment.
Philip Morris International, Inc. |
Philip Morris International delivered strong results, supported by resilient cigarette sales and continued growth in smoke-free products like IQOS and Zyn.
What detracted from performance?
Fiserv, Inc.
|
Fiserv declined as results across the year showed slowing growth in its merchant processing and Clover credit card volumes. Concerns about potential consumer spending headwinds added further pressure to shares. We sold the holding during the fiscal year.
ServiceNow, Inc. |
ServiceNow fell as subscription revenue growth moderated and macroeconomic headwinds pressured enterprise IT budgets, particularly in its federal segment. Investor concerns about AI-driven disruption and rising competition further weighed on sentiment.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Main Street Fund ® (Series II)	15.64%	12.19%	12.25%
S&P 500 ® Index	17.88%	14.42%	14.82%
Effective after the close of business on May 24, 2019, Service shares of Oppenheimer Main Street Fund
®
/VA (the predecessor
fund)
, were reorganized into Series II shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 546,527,060
Total number of portfolio holdings	71
Total advisory fees paid	$ 4,712,410
Portfolio turnover rate	46%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	8.88%
Microsoft Corp.	7.69%
Alphabet, Inc., Class A	6.89%
Apple, Inc.	6.55%
Amazon.com, Inc.	4.65%
Meta Platforms, Inc., Class A	4.09%
Broadcom, Inc.	3.33%
JPMorgan Chase & Co.	2.97%
Philip Morris International, Inc.	2.08%
Eli Lilly and Co.	1.97%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I
Fi
nd More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIMST-AR-II
Invesco V.I. Main Street Fund
®

Invesco V.I. Main Street Mid Cap Fund
®
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Main Street Mid Cap Fund
®
(the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Main Street Mid Cap Fund ® (Series I)	$ 98	0.94%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equities reached record highs despite volatility, driven by enthusiasm for artificial intelligence, easing trade concerns and the Federal Reserve's move to cut interest rates.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 9.19%. For the same time period, the Russell MidCap
®
Index (the "Benchmark") returned 10.60%. The Fund underperformed the Benchmark mainly as a result of stock selection in the information technology, consumer staples and financials sectors. Stronger stock selection in the health care, industrials and real estate sectors partially offset these results.
What contributed to performance?
MongoDB, Inc. |
MongoDB delivered robust results, as its cloud revenue growth accelerated and exceeded investor expectations.
ATI, Inc. |
ATI consistently exceeded earnings expectations and raised future earnings guidance. Strong aerospace demand, particularly for jet engines, drove growth and provided promising future order visibility.
What detracted from performance?
BellRing Brands, Inc.
|
BellRing Brands declined as competitive pressures and slowing sales weighed on performance. Despite beating earnings expectations early in the year, heightened rivalry in the protein shake category challenged BellRing's ability to sustain its growth trajectory. We sold the holding during the fiscal year.
The Trade Desk, Inc. |
The Trade Desk lagged as earnings came in below expectations and growth slowed amid industry headwinds. A mid-year reorganization impacted execution, while competitive pressures in connected TV further challenged performance. We sold the holding during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Main Street Mid Cap Fund ® (Series I)	9.19%	9.11%	9.35%
Russell Midcap ® Index	10.60%	8.67%	11.01%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 156,774,433
Total number of portfolio holdings	98
Total advisory fees paid	$ 1,440,497
Portfolio turnover rate	45%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
MongoDB, Inc.	2.00%
Raymond James Financial, Inc.	1.76%
Royal Caribbean Cruises Ltd.	1.73%
Howmet Aerospace, Inc.	1.72%
First Industrial Realty Trust, Inc.	1.55%
PPL Corp.	1.50%
Wintrust Financial Corp.	1.48%
Permian Resources Corp.	1.42%
Sysco Corp.	1.42%
American Healthcare REIT, Inc.	1.42%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Informa
ti
on?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIMCCE-AR-I
Invesco V.I. Main Street Mid Cap Fund
®

Invesco V.I. Main Street Mid Cap Fund
®
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Main Street Mid Cap Fund
®
(the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Main Street Mid Cap Fund ® (Series II)	$ 124	1.19%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equities reached record highs despite volatility, driven by enthusiasm for artificial intelligence, easing trade concerns and the Federal Reserve's move to cut interest rates.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 8.96%. For the same time period, the Russell MidCap
®
Index (the "Benchmark") returned 10.60%. The Fund underperformed the Benchmark mainly as a result of stock selection in the information technology, consumer staples and financials sectors. Stronger stock selection in the health care, industrials and real estate sectors partially offset these results.
What contributed to performance?
MongoDB, Inc. |
MongoDB delivered robust results, as its cloud revenue growth accelerated and exceeded investor expectations.
ATI, Inc. |
ATI consistently exceeded earnings expectations and raised future earnings guidance. Strong aerospace demand, particularly for jet engines, drove growth and provided promising future order visibility.
What detracted from performance?
BellRing Brands, Inc.
|
BellRing Brands declined as competitive pressures and slowing sales weighed on performance. Despite beating earnings expectations early in the year, heightened rivalry in the protein shake category challenged BellRing's ability to sustain its growth trajectory. We sold the holding during the fiscal year.
The Trade Desk, Inc. |
The Trade Desk lagged as earnings came in below expectations and growth slowed amid industry headwinds. A mid-year reorganization impacted execution, while competitive pressures in connected TV further challenged performance. We sold the holding during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Main Street Mid Cap Fund ® (Series II)	8.96%	8.83%	9.08%
Russell Midcap ® Index	10.60%	8.67%	11.01%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 156,774,433
Total number of portfolio holdings	98
Total advisory fees paid	$ 1,440,497
Portfolio turnover rate	45%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
MongoDB, Inc.	2.00%
Raymond James Financial, Inc.	1.76%
Royal Caribbean Cruises Ltd.	1.73%
Howmet Aerospace, Inc.	1.72%
First Industrial Realty Trust, Inc.	1.55%
PPL Corp.	1.50%
Wintrust Financial Corp.	1.48%
Permian Resources Corp.	1.42%
Sysco Corp.	1.42%
American Healthcare REIT, Inc.	1.42%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including t
he
Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VIMCCE-AR-II
Invesco V.I. Main Street Mid Cap Fund
®

Invesco V.I. Main Street Small Cap Fund
®
Series I
ANNUAL SHAREHOLDER REPORT | Decem
b
er 31, 2025
This annual shareholder report contains important information about Invesco V.I. Main Street Small Cap Fund
®
(the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Main Street Small Cap Fund ® (Series I)	$ 88	0.84%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equities reached record highs despite volatility, driven by enthusiasm for artificial intelligence, easing trade concerns and the Federal Reserve's move to cut interest rates.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 8.70%. For the same time period, the Russell 2000
®
Index (the "Benchmark") returned 12.81%. The Fund underperformed the Benchmark mainly as a result of stock selection in the energy, materials and industrials sectors. Stronger stock selection in the financials, real estate and information technology sectors partially offset these results.
What contributed to performance?
Guardant Health, Inc. |
Guardant Health delivered strong results, driven by diagnostics momentum and strategic partnerships with leading testing centers. Early cash flow positivity and reimbursement approvals for colorectal cancer tests positioned the company for continued growth.
ATI, Inc. |
ATI consistently exceeded earnings expectations and raised future earnings guidance. Strong aerospace demand, particularly for jet engines, drove growth and provided promising future order visibility.
What detracted from performance?
BellRing Brands, Inc.
|
BellRing declined as competitive pressures and slowing sales weighed on performance. Despite beating earnings expectations early in the year, heightened rivalry in the protein shake category challenged BellRing's ability to sustain its growth trajectory. We sold the holding during the fiscal year.
Northern Oil and Gas Inc. |
Northern Oil and Gas faced weaker oil prices, sector volatility and supply con
cerns. Broader energy market pressures added uncertainty, offsetting operational improvements and growth intiatives.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Main Street Small Cap Fund ® (Series I)	8.70%	8.34%	10.59%
Russell 2000 ® Index	12.81%	6.09%	9.62%
S&P 500 ® Index	17.88%	14.42%	14.82%
Effective after the close of business on May 24, 2019, Non-Se rvic
e shares of Oppenheimer Main Street Sm
al
l Cap Fund/VA (the predecessor fund), were reorganized into Series I shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Non-Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,212,167,127
Total number of portfolio holdings	98
Total advisory fees paid	$ 6,977,453
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
American Healthcare REIT, Inc.	2.06%
PennyMac Financial Services, Inc.	2.03%
ADMA Biologics, Inc.	1.82%
Enpro, Inc.	1.76%
Columbia Banking System, Inc.	1.75%
BrightSpring Health Services, Inc.	1.69%
Guardant Health, Inc.	1.69%
Wintrust Financial Corp.	1.65%
BridgeBio Pharma, Inc.	1.65%
Helmerich & Payne, Inc.	1.60%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIMSS-AR-I
Invesco V.I. Main Street Small Cap Fund
®

Invesco V.I. Main Street Small Cap Fund
®
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Main Street Small Cap Fund
®
(the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Main Street Small Cap Fund ® (Series II)	$ 114	1.09%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equities reached record highs despite volatility, driven by enthusiasm for artificial intelligence, easing trade concerns and the Federal Reserve's move to cut interest rates.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 8.44%. For the same time period, the Russell 2000
®
Index (the "Benchmark") returned 12.81%. The Fund underperformed the Benchmark mainly as a result of stock selection in the energy, materials and industrials sectors. Stronger stock selection in the financials, real estate and information technology sectors partially offset these results.
What contributed to performance?
Guardant Health, Inc. |
Guardant Health delivered strong results, driven by diagnostics momentum and strategic partnerships with leading testing centers. Early cash flow positivity and reimbursement approvals for colorectal cancer tests positioned the company for continued growth.
ATI, Inc. |
ATI consistently exceeded earnings expectations and raised future earnings guidance. Stro ng a
erospace demand, particularly for jet engines, drove growth and provided promising future order visibility.
What detracted from performance?
BellRing Brands, Inc.
|
BellRing declined as competitive pressures and slowing sales weighed on performance. Despite beating earnings expectations early in the year, heightened rivalry in the protein shake category challenged BellRing's ability to sustain its growth trajectory. We sold the holding during the fiscal year.
Northern Oil and Gas Inc. |
Northern Oil and Gas faced weaker oil prices, sector volatility and supply co
n
cerns. Broader energy market pressures added uncertainty, offsetting operational improvements and growth intiatives.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Main Street Small Cap Fund ® (Series II)	8.44%	8.07%	10.31%
Russell 2000 ® Index	12.81%	6.09%	9.62%
S&P 500 ® Index	17.88%	14.42%	14.82%
Effective after the close of business on May 24, 2019, Service shares of Oppenheimer Main Street Small
Cap
Fund/VA (the predecessor fund), were reorganized into Series II shares of the Fund. Returns shown above for periods ending on or prior to May 24, 2019 are those of Service shares of the predecessor fund. Share class returns will differ from those of the predecessor fund because of different expenses.
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 1,212,167,127
Total number of portfolio holdings	98
Total advisory fees paid	$ 6,977,453
Portfolio turnover rate	50%
What Comprised The Fund's Holdings?
(as of Dece
mb
er 31, 2025)
Top ten holdings*

(% of net assets)
American Healthcare REIT, Inc.	2.06%
PennyMac Financial Services, Inc.	2.03%
ADMA Biologics, Inc.	1.82%
Enpro, Inc.	1.76%
Columbia Banking System, Inc.	1.75%
BrightSpring Health Services, Inc.	1.69%
Guardant Health, Inc.	1.69%
Wintrust Financial Corp.	1.65%
BridgeBio Pharma, Inc.	1.65%
Helmerich & Payne, Inc.	1.60%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund'
s pro
spectus, financial info
rm
ation, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIMSS-AR-II
Invesco V.I. Main Street Small Cap Fund
®

Invesco
®
V.I. S&P 500 Buffer Fund - December
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco
®
V.I. S&P 500 Buffer Fund - December (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco ® V.I. S&P 500 Buffer Fund - December (Series I)	$ 75	0.70% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities experienced significant growth, driven by strong performances in sectors such as information technology and communication services which were powered by robust tech and artificial intelligence (AI) earnings, resilient consumer and economic data, and continued investor enthusiasm, especially for leaders in AI and digital transformation. From a macro standpoint, three consecutive 25-basis-point rate cuts by the Federal Reserve (Fed) supported risk assets, though monetary policy uncertainty increased towards year-end due to a potential change in Fed leadership and ongoing macro volatility.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 13.81%. For the same time period, the S&P 500
®
Index (Price Only) (the "Underlying Index") returned 16.39%.
•
The Fund has characteristics unlike traditional investment products and is not suitable for all investors. The Fund seeks, over a specified annual outcome period (the "Outcome Period"), to provide investors with returns that match those of the Underlying Index up to an upside cap, while providing a buffer (the "Buffer") against the first 10% (prior to taking into account any fees and expenses of the Fund) of the Underlying Index losses. The outcomes that the Fund seeks to provide may only be realized if investors are holding shares on the first day of the Outcome Period and continue to hold them on the last day of the Outcome Period. As of the date of this report, the Fund’s current Outcome Period is January 1, 2025 through December 31, 2025. The maximum percentage return (expressed as a percentage of the Underlying Index start value) that can be achieved from an investment in the Fund over the entire Outcome Period (the "Cap"), is 12.92%. There is no guarantee that the outcomes for the Outcome Period will be realized or that the Fund will achieve its investment objective.
•
The Fund's website provides important Fund information on a daily basis, including the Cap, the Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (12/31/21)
Invesco ® V.I. S&P 500 Buffer Fund - December (Series I)	13.81%	8.12%
S&P 500 Index (Price Only)	16.39%	9.47%
S&P 500 ® Index	17.88%	11.11%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 55,422,292
Total number of portfolio holdings	6
Total advisory fees paid	$ 164,151
Portfolio turnover rate	0%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Security type allocation

(% of total investments)

How Has The Fund
Changed
Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund's outcome period was reset on December 31, 2025, and the new outcome period commenced on January 1, 2026. Effective January 1, 2026, the Fund's new outcome period cap is 13.93% (before Fund fees and expenses) and 13.13% (after Fund fees and expenses).
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial inf orma
tion, and
hold
ings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISP500D-AR-I
Invesco
®
V.I. S&P 500 Buffer Fund - December

Invesco
®
V.I. S&P 500 Buffer Fund - December
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco
®
V.I. S&P 500 Buffer Fund - December (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco ® V.I. S&P 500 Buffer Fund - December (Series II)	$ 101	0.95% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities experienced significant growth, driven by strong performances in sectors such as information technology and communication services which were powered by robust tech and artificial intelligence (AI) earnings, resilient consumer and economic data, and continued investor enthusiasm, especially for leaders in AI and digital transformation. From a macro standpoint, three consecutive 25-basis-point rate cuts by the Federal Reserve (Fed) supported risk assets, though monetary policy uncertainty increased towards year-end due to a potential change in Fed leadership and ongoing macro volatility.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 12.08%. For the same time period, the S&P 500
®
Index (Price Only) (the "Underlying Index") returned 16.39%.
•
The Fund has characteristics unlike traditional investment products and is not suitable for all investors. The Fund seeks, over a specified annual outcome period (the "Outcome Period"), to provide investors with returns that match those of the Underlying Index up to an upside cap, while providing a buffer (the "Buffer") against the first 10% (prior to taking into account any fees and expenses of the Fund) of the Underlying Index losses. The outcomes that the Fund seeks to provide may only be realized if investors are holding shares on the first day of the Outcome Period and continue to hold them on the last day of the Outcome Period. As of the date of this report, the Fund’s current Outcome Period is January 1, 2025 through December 31, 2025. The maximum percentage return (expressed as a percentage of the Underlying Index start value) that can be achieved from an investment in the Fund over the entire Outcome Period (the "Cap"), is 12.92%. There is no guarantee that the outcomes for the Outcome Period will be realized or that the Fund will achieve its investment objective.

•
The Fund's website provides important Fund information on a daily basis, including the Cap, the Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund
.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (12/31/21)
Invesco ® V.I. S&P 500 Buffer Fund - December (Series II)	12.08%	7.88%
S&P 500 Index (Price Only)	16.39%	9.47%
S&P 500 ® Index	17.88%	11.11%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 55,422,292
Total number of portfolio holdings	6
Total advisory fees paid	$ 164,151
Portfolio turnover rate	0%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Security type allocation

(% of total investments)
How
Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund's outcome period was reset on December 31, 2025, and the new outcome period commenced on January 1, 2026. Effective January 1, 2026, the Fund's new outcome period cap is 13.93% (before Fund fees and expenses) and 12.85% (after Fund fees and expenses).
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, fin ancial
information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISP500D-AR-II
Invesco
®
V.I. S&P 500 Buffer Fund - December

Invesco
®
V.I. S&P 500 Buffer Fund – June
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco
®
V.I. S&P 500 Buffer Fund – June (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco ® V.I. S&P 500 Buffer Fund – June (Series I)	$ 75	0.70% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities experienced significant growth, driven by strong performances in sectors such as information technology and communication services which were powered by robust tech and artificial intelligence (AI) earnings, resilient consumer and economic data, and continued investor enthusiasm, especially for leaders in AI and digital transformation. From a macro standpoint, three consecutive 25-basis-point rate cuts by the Federal Reserve (Fed) supported risk assets, though monetary policy uncertainty increased towards year-end due to a potential change in Fed leadership and ongoing macro volatility.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 13.65%. For the same time period, the S&P 500
®
Index (Price Only) (the "Underlying Index") returned 16.39%. The Fund's returns over the last fiscal year will differ from the outcomes that the Fund seeks to provide over its current Outcome Period, which is from July 1, 2025 through June 30, 2026.
•
The Fund has characteristics unlike traditional investment products and is not suitable for all investors. The Fund seeks, over a specified annual outcome period (the "Outcome Period"), to provide investors with returns that match those of the Underlying Index up to an upside cap, while providing a buffer (the "Buffer") against the first 10% (prior to taking into account any fees and expenses of the Fund) of the Underlying Index losses. The outcomes that the Fund seeks to provide may only be realized if investors are holding shares on the first day of the Outcome Period and continue to hold them on the last day of the Outcome Period. The maximum percentage return (expressed as a percentage of the Underlying Index start value) that can be achieved from an investment in the Fund over the entire Outcome Period (the "Cap"), is 13.45%. There is no guarantee that the outcomes for the Outcome Period will be realized or that the Fund will achieve its investment objective.
•
The Fund's website provides important Fund information on a daily basis, including the Cap, the Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (6/30/22)
Invesco ® V.I. S&P 500 Buffer Fund – June (Series I)	13.65%	14.03%
S&P 500 Index (Price Only)	16.39%	18.44%
S&P 500 ® Index	17.88%	20.20%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 61,307,747
Total number of portfolio holdings	6
Total advisory fees paid	$ 165,432
Portfolio turnover rate	0%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Security type allocation

(% of total investments)

How
Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund's outcome period was reset on June 30, 2025, and the new outcome period commenced on July 1, 2025. Effective July 1, 2025, the Fund's new outcome period cap is 13.45% (before Fund fees and expenses) and 12.66% (after Fund fees and expenses).
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financ ial in
formation, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISP500J-AR-I
Invesco
®
V.I. S&P 500 Buffer Fund – June

Invesco
®
V.I. S&P 500 Buffer Fund – June
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco
®
V.I. S&P 500 Buffer Fund – June (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco ® V.I. S&P 500 Buffer Fund – June (Series II)	$ 101	0.95% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities experienced significant growth, driven by strong performances in sectors such as information technology and communication services which were powered by robust tech and artificial intelligence (AI) earnings, resilient consumer and economic data, and continued investor enthusiasm, especially for leaders in AI and digital transformation. From a macro standpoint, three consecutive 25-basis-point rate cuts by the Federal Reserve (Fed) supported risk assets, though monetary policy uncertainty increased towards year-end due to a potential change in Fed leadership and ongoing macro volatility.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 13.35%. For the same time period, the S&P 500
®
Index (Price Only) (the "Underlying Index") returned 16.39%. The Fund's returns over the last fiscal year will differ from the outcomes that the Fund seeks to provide over its current Outcome Period, which is from July 1, 2025 through June 30, 2026.
•
The Fund has characteristics unlike traditional investment products and is not suitable for all investors. The Fund seeks, over a specified annual outcome period (the "Outcome Period"), to provide investors with returns that match those of the Underlying Index up to an upside cap, while providing a buffer (the "Buffer") against the first 10% (prior to taking into account any fees and expenses of the Fund) of the Underlying Index losses. The outcomes that the Fund seeks to provide may only be realized if investors are holding shares on the first day of the Outcome Period and continue to hold them on the last day of the Outcome Period. The maximum percentage return (expressed as a percentage of the Underlying Index start value) that can be achieved from an investment in the Fund over the entire Outcome Period (the "Cap"), is 13.45%. There is no guarantee that the outcomes for the Outcome Period will be realized or that the Fund will achieve its investment objective.
•
The Fund's website provides important Fund information on a daily basis, including the Cap, the Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (6/30/22)
Invesco ® V.I. S&P 500 Buffer Fund – June (Series II)	13.35%	13.74%
S&P 500 Index (Price Only)	16.39%	18.44%
S&P 500 ® Index	17.88%	20.20%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 61,307,747
Total number of portfolio holdings	6
Total advisory fees paid	$ 165,432
Portfolio turnover rate	0%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Security type allocation

(% of total investments)

How Has The
Fund
Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund's outcome period was reset on June 30, 2025, and the new outcome period commenced on July 1, 2025. Effective July 1, 2025, the Fund's new outcome period cap is 13.45% (before Fund fees and expenses) and 12.37% (after Fund fees and expenses).
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's p rospe
ctus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISP500J-AR-II
Invesco
®
V.I. S&P 500 Buffer Fund – June

Invesco
®
V.I. S&P 500 Buffer Fund - March
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco
®
V.I. S&P 500 Buffer Fund - March (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco ® V.I. S&P 500 Buffer Fund - March (Series I)	$ 73	0.70% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities experienced significant growth, driven by strong performances in sectors such as information technology and communication services which were powered by robust tech and artificial intelligence (AI) earnings, resilient consumer and economic data, and continued investor enthusiasm, especially for leaders in AI and digital transformation. From a macro standpoint, three consecutive 25-basis-point rate cuts by the Federal Reserve (Fed) supported risk assets, though monetary policy uncertainty increased towards year-end due to a potential change in Fed leadership and ongoing macro volatility.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 7.64%. For the same time period, the S&P 500
®
Index (Price Only) (the "Underlying Index") returned 16.39%. The Fund's returns over the last fiscal year will differ from the outcomes that the Fund seeks to provide over its current Outcome Period, which is from April 1, 2025 through March 31, 2026.
•
The Fund has characteristics unlike traditional investment products and is not suitable for all investors. The Fund seeks, over a specified annual outcome period (the "Outcome Period"), to provide investors with returns that match those of the Underlying Index up to an upside cap, while providing a buffer (the "Buffer") against the first 10% (prior to taking into account any fees and expenses of the Fund) of the Underlying Index losses. The outcomes that the Fund seeks to provide may only be realized if investors are holding shares on the first day of the Outcome Period and continue to hold them on the last day of the Outcome Period. The maximum percentage return (expressed as a percentage of the Underlying Index start value) that can be achieved from an investment in the Fund over the entire Outcome Period (the "Cap"), is 13.90%. There is no guarantee that the outcomes for the Outcome Period will be realized or that the Fund will achieve its investment objective.
•
The Fund's website provides important Fund information on a daily basis, including the Cap, the Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (3/31/22)
Invesco ® V.I. S&P 500 Buffer Fund - March (Series I)	7.64%	8.37%
S&P 500 Index (Price Only)	16.39%	11.64%
S&P 500 ® Index	17.88%	13.31%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 50,232,057
Total number of portfolio holdings	6
Total advisory fees paid	$ 134,514
Portfolio turnover rate	0%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Security type allocation

(% of total investments)
How
Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund's outcome period was reset on March 31, 2025, and the new outcome period commenced on April 1, 2025. Effective April 1, 2025, the Fund's new outcome period cap is 13.90% (before Fund fees and expenses) and 13.10% (after Fund fees and expenses).
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, fina nc
ial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISP500M-AR-I
Invesco
®
V.I. S&P 500 Buffer Fund - March

Invesco
®
V.I. S&P 500 Buffer Fund - March
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco
®
V.I. S&P 500 Buffer Fund - March (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco ® V.I. S&P 500 Buffer Fund - March (Series II)	$ 98	0.95% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities experienced significant growth, driven by strong performances in sectors such as information technology and communication services which were powered by robust tech and artificial intelligence (AI) earnings, resilient consumer and economic data, and continued investor enthusiasm, especially for leaders in AI and digital transformation. From a macro standpoint, three consecutive 25-basis-point rate cuts by the Federal Reserve (Fed) supported risk assets, though monetary policy uncertainty increased towards year-end due to a potential change in Fed leadership and ongoing macro volatility.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 7.25%. For the same time period, the S&P 500
®
Index (Price Only) (the "Underlying Index") returned 16.39%. The Fund's returns over the last fiscal year will differ from the outcomes that the Fund seeks to provide over its current Outcome Period, which is from April 1, 2025 through March 31, 2026.
•
The Fund has characteristics unlike traditional investment products and is not suitable for all investors. The Fund seeks, over a specified annual outcome period (the "Outcome Period"), to provide investors with returns that match those of the Underlying Index up to an upside cap, while providing a buffer (the "Buffer") against the first 10% (prior to taking into account any fees and expenses of the Fund) of the Underlying Index losses. The outcomes that the Fund seeks to provide may only be realized if investors are holding shares on the first day of the Outcome Period and continue to hold them on the last day of the Outcome Period. The maximum percentage return (expressed as a percentage of the Underlying Index start value) that can be achieved from an investment in the Fund over the entire Outcome Period (the "Cap"), is 13.90%. There is no guarantee that the outcomes for the Outcome Period will be realized or that the Fund will achieve its investment objective.
•
The Fund's website provides important Fund information on a daily basis, including the Cap, the Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (3/31/22)
Invesco ® V.I. S&P 500 Buffer Fund - March (Series II)	7.25%	8.08%
S&P 500 Index (Price Only)	16.39%	11.64%
S&P 500 ® Index	17.88%	13.31%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 50,232,057
Total number of portfolio holdings	6
Total advisory fees paid	$ 134,514
Portfolio turnover rate	0%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Security type allocation

(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund's outcome period was reset on March 31, 2025, and the new outcome period commenced on April 1, 2025. Effective April 1, 2025, the Fund's new outcome period cap is 13.90% (before Fund fees and expenses) and 12.82% (after Fund fees and expenses).
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISP500M-AR-II
Invesco
®
V.I. S&P 500 Buffer Fund - March

Invesco
®
V.I. S&P 500 Buffer Fund - September
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco
®
V.I. S&P 500 Buffer Fund - September (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco ® V.I. S&P 500 Buffer Fund - September (Series I)	$ 74	0.70% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities experienced significant growth, driven by strong performances in sectors such as information technology and communication services which were powered by robust tech and artificial intelligence (AI) earnings, resilient consumer and economic data, and continued investor enthusiasm, especially for leaders in AI and digital transformation. From a macro standpoint, three consecutive 25-basis-point rate cuts by the Federal Reserve (Fed) supported risk assets, though monetary policy uncertainty increased towards year-end due to a potential change in Fed leadership and ongoing macro volatility.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 12.78%. For the same time period, the S&P 500
®
Index (Price Only) (the "Underlying Index") returned 16.39%. The Fund's returns over the last fiscal year will differ from the outcomes that the Fund seeks to provide over its current Outcome Period, which is from October 1, 2025 through September 30, 2026.
•
The Fund has characteristics unlike traditional investment products and is not suitable for all investors. The Fund seeks, over a specified annual outcome period (the "Outcome Period"), to provide investors with returns that match those of the Underlying Index up to an upside cap, while providing a buffer (the "Buffer") against the first 10% (prior to taking into account any fees and expenses of the Fund) of the Underlying Index losses. The outcomes that the Fund seeks to provide may only be realized if investors are holding shares on the first day of the Outcome Period and continue to hold them on the last day of the Outcome Period. The maximum percentage return (expressed as a percentage of the Underlying Index start value) that can be achieved from an investment in the Fund over the entire Outcome Period (the "Cap"), is 13.85%. There is no guarantee that the outcomes for the Outcome Period will be realized or that the Fund will achieve its investment objective.

•
The Fund's website provides important Fund information on a daily basis, including the Cap, the Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (9/30/21)
Invesco ® V.I. S&P 500 Buffer Fund - September (Series I)	12.78%	8.84%
S&P 500 Index (Price Only)	16.39%	11.52%
S&P 500 ® Index	17.88%	13.17%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 76,292,421
Total number of portfolio holdings	6
Total advisory fees paid	$ 191,567
Portfolio turnover rate	0%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Security type allocation

(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund's outcome period was reset on September 30, 2025, and the new outcome period commenced on October 1, 2025. Effective October 1, 2025, the Fund's new outcome period cap is 13.85% (before Fund fees and expenses) and 13.05% (after Fund fees and expenses).
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISP500S-AR-I
Invesco
®
V.I. S&P 500 Buffer Fund - September

Invesco
®
V.I. S&P 500 Buffer Fund - September
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco
®
V.I. S&P 500 Buffer Fund - September (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
This report describes changes to the Fund that occurred during the reporting period.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco ® V.I. S&P 500 Buffer Fund - September (Series II)	$ 101	0.95% †
†	Reflects fee waivers and/or expense reimbursements, without which expenses would have been higher.
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US large-cap equities experienced significant growth, driven by strong performances in sectors such as information technology and communication services which were powered by robust tech and artificial intelligence (AI) earnings, resilient consumer and economic data, and continued investor enthusiasm, especially for leaders in AI and digital transformation. From a macro standpoint, three consecutive 25-basis-point rate cuts by the Federal Reserve (Fed) supported risk assets, though monetary policy uncertainty increased towards year-end due to a potential change in Fed leadership and ongoing macro volatility.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 12.63%. For the same time period, the S&P 500
®
Index (Price Only) (the "Underlying Index") returned 16.39%. The Fund's returns over the last fiscal year will differ from the outcomes that the Fund seeks to provide over its current Outcome Period, which is from October 1, 2025 through September 30, 2026.
•
The Fund has characteristics unlike traditional investment products and is not suitable for all investors. The Fund seeks, over a specified annual outcome period (the "Outcome Period"), to provide investors with returns that match those of the Underlying Index up to an upside cap, while providing a buffer (the "Buffer") against the first 10% (prior to taking into account any fees and expenses of the Fund) of the Underlying Index losses. The outcomes that the Fund seeks to provide may only be realized if investors are holding shares on the first day of the Outcome Period and continue to hold them on the last day of the Outcome Period. The maximum percentage return (expressed as a percentage of the Underlying Index start value) that can be achieved from an investment in the Fund over the entire Outcome Period (the "Cap"), is 13.85%. There is no guarantee that the outcomes for the Outcome Period will be realized or that the Fund will achieve its investment objective.
•
The Fund's website provides important Fund information on a daily basis, including the Cap, the Buffer, current Outcome Period start and end dates, and information relating to the remaining potential outcomes of an investment in the Fund.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	Since Inception (9/30/21)
Invesco ® V.I. S&P 500 Buffer Fund - September (Series II)	12.63%	8.59%
S&P 500 Index (Price Only)	16.39%	11.52%
S&P 500 ® Index	17.88%	13.17%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 76,292,421
Total number of portfolio holdings	6
Total advisory fees paid	$ 191,567
Portfolio turnover rate	0%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Security type allocation

(% of total investments)
How Has The Fund Changed Over The Past Year?
This is a summary of certain changes to the Fund since December 31, 2024. For more complete information, you may review the Fund's prospectus, which is available at
invesco.com/reports
or upon request at (800) 959-4246.
The Fund's outcome period was reset on September 30, 2025, and the new outcome period commenced on October 1, 2025. Effective October 1, 2025, the Fund's new outcome period cap is 13.85% (before Fund fees and expenses) and 12.77% (after Fund fees and expenses).
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, finan cial informat
ion, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISP500S-AR-II
Invesco
®
V.I. S&P 500 Buffer Fund - September

Invesco V.I. Small Cap Equity Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Small Cap Equity Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Small Cap Equity Fund (Series I)	$ 100	0.96%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US small cap equities saw improved performance as the Federal Reserve continued its easing cycle amid moderating inflation and a resilient labor market.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 8.05%. For the same time period, the Russell 2000
®
Index (the "Benchmark") returned 12.81%. The Fund underperformed the Benchmark primarily due to weaker stock selection in the materials, health care, financials, energy, and real estate sectors. These results were partially offset by stronger stock selection in the industrials, utilities, consumer staples, and consumer discretionary sectors.
What contributed to performance?
BrightSpring Health Services, Inc. |
BrightSpring Health provides home and community-based healthcare services. The stock contributed to performance as strong full-year results highlighted accelerating growth in specialty and infusion pharmacy.
Guardant Health, Inc. |
Guardant Health operates as a biotechnology company. The company delivered a strong year with accelerating oncology revenues, growing adoption of their blood biopsy tests that focus on cancer treatment selection and monitoring (Guardant360 and Reveal), and Guardant Shield for colorectal cancer emerging as a second growth engine.
ATI, Inc. |
ATI produces specialty materials for global industrial and aerospace markets. The stock contributed to performance as the company raised 2025 earnings guidance and provided a positive outlook for 2026, supported by strong commercial and defense aerospace demand.
What detracted from performance?
Fermi, Inc.
|
Fermi develops energy infrastructure. The company has faced delays and a canceled Amazon Web Services contract, creating uncertainty despite strong hyperscaler interest.
CareDx, Inc. |
CareDx develops, markets, and delivers a diagnostic surveillance solution for heart transplant recipients. The stock detracted from performance due to weaker demand for transplant diagnostics. We sold the stock during the period.
Cactus, Inc. |
Cactus manufactures control equipment. The stock detracted from performance as lower drilling activity and pricing pressure in wellhead equipment weighed on results. We sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Small Cap Equity Fund (Series I)	8.05%	7.32%	9.55%
Russell 2000 ® Index	12.81%	6.09%	9.62%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 164,599,826
Total number of portfolio holdings	80
Total advisory fees paid	$ 1,613,659
Portfolio turnover rate	58%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
BrightSpring Health Services, Inc.	2.40%
Piper Sandler Cos.	2.32%
Sanmina Corp.	2.30%
MACOM Technology Solutions Holdings, Inc.	2.22%
Guardant Health, Inc.	2.20%
Bancorp, Inc. (The)	2.19%
ITT, Inc.	2.03%
ATI, Inc.	1.99%
Stifel Financial Corp.	1.93%
Flex Ltd.	1.91%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I
Find
More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISCE-AR-I
Invesco V.I. Small Cap Equity Fund

Invesco V.I. Small Cap Equity Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Small Cap Equity Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Small Cap Equity Fund (Series II)	$ 126	1.21%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US small cap equities saw improved performance as the Federal Reserve continued its easing cycle amid moderating inflation and a resilient labor market.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 7.83%. For the same time period, the Russell 2000
®
Index (the "Benchmark") returned 12.81%. The Fund underperformed the Benchmark primarily due to weaker stock selection in the materials, health care, financials, energy, and real estate sectors. These results were partially offset by stronger stock selection in the industrials, utilities, consumer staples, and consumer discretionary sectors.
What contributed to performance?
BrightSpring Health Services, Inc. |
BrightSpring Health provides home and community-based healthcare services. The stock contributed to performance as strong full-year results highlighted accelerating growth in specialty and infusion pharmacy.
Guardant Health, Inc. |
Guardant Health operates as a biotechnology company. The company delivered a strong year with accelerating oncology revenues, growing adoption of their blood biopsy tests that focus on cancer treatment selection and monitoring (Guardant360 and Reveal), and Guardant Shield for colorectal cancer emerging as a second growth engine.
ATI, Inc. |
ATI produces specialty materials for global industrial and aerospace markets. The stock contributed to performance as the company raised 2025 earnings guidance and provided a positive outlook for 2026, supported by strong commercial and defense aerospace demand.
What detracted from performance?
Fermi, Inc.
|
Fermi develops energy infrastructure. The company has faced delays and a canceled Amazon Web Services contract, creating uncertainty despite strong hyperscaler interest.
CareDx, Inc. |
CareDx develops, markets, and delivers a diagnostic surveillance solution for heart transplant recipients. The stock detracted from performance due to weaker demand for transplant diagnostics. We sold the stock during the period.
Cactus, Inc. |
Cactus manufactures control equipment. The stock detracted from performance as lower drilling activity and pricing pressure in wellhead equipment weighed on results. We sold the stock during the period.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Small Cap Equity Fund (Series II)	7.83%	7.06%	9.28%
Russell 2000 ® Index	12.81%	6.09%	9.62%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 164,599,826
Total number of portfolio holdings	80
Total advisory fees paid	$ 1,613,659
Portfolio turnover rate	58%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
BrightSpring Health Services, Inc.	2.40%
Piper Sandler Cos.	2.32%
Sanmina Corp.	2.30%
MACOM Technology Solutions Holdings, Inc.	2.22%
Guardant Health, Inc.	2.20%
Bancorp, Inc. (The)	2.19%
ITT, Inc.	2.03%
ATI, Inc.	1.99%
Stifel Financial Corp.	1.93%
Flex Ltd.	1.91%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information
abou
t the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
VISCE-AR-II
Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Technology Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Technology Fund (Series I)	$ 106	0.96%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equity markets posted strong gains driven by strong earnings growth across technology and industrials companies, a robust artificial intelligence (AI)-ecosystem and resilient economic growth.
•
For the fiscal year ended December 31, 2025, Series I shares of the Fund returned 20.47%. For the same time period, the S&P North American Technology Sector Index (the "Benchmark") returned 27.82%. The Fund underperformed the Benchmark mainly as a result of stock selection in the communication services and industrials sectors. Stronger stock selection in the information technology sector and the Fund’s overweight allocation to industrials partially offset these results.
What contributed to performance?
NVIDIA Corp. |
NVIDIA continued to dominate the AI hardware space, with surging demand for its graphics processing units from major players like OpenAI and Meta. Strong earnings and long-term contracts reinforced their leadership in AI infrastructure.
Broadcom, Inc. |
Broadcom saw robust demand for its custom AI chips and networking solutions. Strategic partnerships and strong execution in its semiconductor segment led to record revenues and apparent investor confidence in its AI roadmap.
What detracted from performance?
Coherent Corp.
|
Coherent is a leader in photonics and laser technology. The stock declined due to the uncertainty surrounding the potential tariffs proposed by the US federal government.
Astera Labs, Inc. |
Astera Labs is a semiconductor company that develops connectivity solutions for AI and cloud infrastructure. The stock fell due to broader declines in AI related companies early in the fiscal year as DeepSeek, a lower cost Chinese AI model, challenged the AI secular growth narrative. We sold our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Technology Fund (Series I)	20.47%	10.30%	15.78%
S&P North American Technology Sector Index	27.82%	18.02%	22.54%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 241,249,273
Total number of portfolio holdings	55
Total advisory fees paid	$ 1,656,357
Portfolio turnover rate	160%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	8.09%
Alphabet, Inc., Class A	5.30%
Broadcom, Inc.	4.87%
Microsoft Corp.	4.51%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.93%
Apple, Inc.	3.67%
Amazon.com, Inc.	2.99%
MongoDB, Inc.	2.74%
Lam Research Corp.	2.73%
Advanced Micro Devices, Inc.	2.52%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fu
nd
, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
I-VITEC-AR-I
Invesco V.I. Technology Fund

Invesco V.I. Technology Fund
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. Technology Fund (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. Technology Fund (Series II)	$ 133	1.21%
How Did The Fund Perform During The Period?
•
During the fiscal year ended December 31, 2025, US equity markets posted strong gains driven by strong earnings growth across technology and industrials companies, a robust artificial intelligence (AI)-ecosystem and resilient economic growth.
•
For the fiscal year ended December 31, 2025, Series II shares of the Fund returned 20.16%. For the same time period, the S&P North American Technology Sector Index (the "Benchmark") returned 27.82%. The Fund underperformed the Benchmark mainly as a result of stock selection in the communication services and industrials sectors. Stronger stock selection in the information technology sector and the Fund’s overweight allocation to industrials partially offset these results.
What contributed to performance?
NVIDIA Corp. |
NVIDIA continued to dominate the AI hardware space, with surging demand for its graphics processing units from major players like OpenAI and Meta. Strong earnings and long-term contracts reinforced their leadership in AI infrastructure.
Broadcom, Inc. |
Broadcom saw robust demand for its custom AI chips and networking solutions. Strategic partnerships and strong execution in its semiconductor segment led to record revenues and apparent investor confidence in its AI roadmap.
What detracted from performance?
Coherent Corp.
|
Coherent is a leader in photonics and laser technology. The stock declined due to the uncertainty surrounding the potential tariffs proposed by the US federal government.
Astera Labs, Inc. |
Astera Labs is a semiconductor company that develops connectivity solutions for AI and cloud infrastructure. The stock fell due to broader declines in AI related companies early in the fiscal year as DeepSeek, a lower cost Chinese AI model, challenged the AI secular growth narrative. We sold our position during the fiscal year.
How Has The Fund Historically Performed?
Growth of $10,000 Investment
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Invesco V.I. Technology Fund (Series II)	20.16%	10.02%	15.49%
S&P North American Technology Sector Index	27.82%	18.02%	22.54%
S&P 500 ® Index	17.88%	14.42%	14.82%
The performance data quoted represents past performance and cannot guarantee future results; current performance may be lower or higher.
Please visit
invesco.com/viperformance
for more recent performance information.
Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance figures also do not reflect sales charges, expenses and fees assessed in connection with a variable product. Such variable product charges are determined by the variable product issuers, will vary and will lower the total return. For more recent performance information, including variable product charges, please contact your variable product issuer or financial adviser.
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 241,249,273
Total number of portfolio holdings	55
Total advisory fees paid	$ 1,656,357
Portfolio turnover rate	160%
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Top ten holdings*

(% of net assets)
NVIDIA Corp.	8.09%
Alphabet, Inc., Class A	5.30%
Broadcom, Inc.	4.87%
Microsoft Corp.	4.51%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.93%
Apple, Inc.	3.67%
Amazon.com, Inc.	2.99%
MongoDB, Inc.	2.74%
Lam Research Corp.	2.73%
Advanced Micro Devices, Inc.	2.52%
* Excluding money market fund holdings, if any.
Sector allocation

(% of net assets)
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
I-VITEC-AR-II
Invesco V.I. Technology Fund

Invesco V.I. U.S. Government Money Portfolio
Series I
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. U.S. Government Money Portfolio (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. U.S. Government Money Portfolio (Series I)	$ 68	0.67%
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 242,420,769
Total number of portfolio holdings	73
Total advisory fees paid	$ 2,194,990
What Comprised The Fund's Holdings?
(as of December 31, 2025)
Composition by maturity, in days

(% of total investments)*
1-7	45.8%
8-30	4.1%
31-60	10.7%
61-90	8.8%
91-180	8.2%
181+	22.4%
* The number of days to maturity of each holding is determined in accordance with t h e provisions of Rule 2a-7 under the Investment Company Act of 1940.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIGMKT-AR-I
Invesco V.I. U.S. Government Money Portfolio

Invesco V.I. U.S. Government Money Portfolio
Series II
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about Invesco V.I. U.S. Government Money Portfolio (the “Fund”) for the period January 1, 2025 to December 31, 2025. You can find additional information about the Fund at
invesco.com/reports
. You can also request this information by contacting us at (800) 959-4246.
What Were The Fund Costs For The Last
Year
?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Invesco V.I. U.S. Government Money Portfolio (Series II)	$ 94	0.92%
What Are Key Statistics About The Fund?
(as of December 31, 2025)
Fund net assets	$ 242,420,769
Total number of portfolio holdings	73
Total advisory fees paid	$ 2,194,990
What Comprised The Fund's Ho
ldin
gs?
(as of December 31, 2025)
Composition by maturity, in days

(% of total investments)*
1-7	45.8%
8-30	4.1%
31-60	10.7%
61-90	8.8%
91-180	8.2%
181+	22.4%
* The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.
Where Can I Find More Information?
You can find more information about the Fund, including the Fund's prospectus, financial information, and holdings at
invesco.com/reports
. Additionally, the Fund's proxy voting information can be found at
invesco.com/proxy-voting
.
For additional information, please scan the QR code at the left to navigate to additional material at
invesco.com/reports
.
O-VIGMKT-AR-II
Invesco V.I. U.S. Government Money Portfolio

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the "Code") that applies to the Registrant's Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended December 31, 2025.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee: Anthony J. LaCava, Jr. and James Liddy. Each of these audit committee financial experts is "independent" within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2024

Audit Fees	$ 967,439	$ 1,043,476
Audit-Related Fees (1)	$ 41,824	$ 13,454
Tax Fees(2)	$ 685,890	$ 651,792
All Other Fees	$ 0	$ 0
Total Fees	$ 1,695,153	$ 1,708,722
(1)	Audit-Related Fees for the fiscal years ended 2025 and 2024 includes fees billed for reviewing regulatory filings.
(2)

Tax Fees for the fiscal years ended 2025 and 2024 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax, year-to-date estimates for various book-to-tax differences and other tax services.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2024 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 1,195,000	$ 1,141,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 1,195,000	$ 1,141,000

(1) Audit-Related Fees for the fiscal years ended 2025 and 2024 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval.  These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service.  The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds.  Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings.  Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

·	Management functions;
·	Human resources;
·	Broker-dealer, investment adviser, or investment banking services;
·	Legal services;
·	Expert services unrelated to the audit;
·	Any service or product provided for a contingent fee or a commission;
·	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
·	Tax services for persons in financial reporting oversight roles at the Fund; and
·	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

·	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
·	Financial information systems design and implementation;
·	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
·	Actuarial services; and
·	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g)  In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,726,000 for the fiscal year ended December 31, 2025 and $6,489,000 for the fiscal year ended December 31, 2024. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $8,606,890 for the fiscal year ended December 31, 2025 and $8,281,792 for the fiscal year ended December 31, 2024.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

1	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. American Franchise Fund

2	Schedule of Investments
4	Financial Statements
6	Financial Highlights
7	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VK-VIAMFR-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.22%
Aerospace & Defense–2.33%
Axon Enterprise, Inc.(b)(c)	7,118	$4,042,526
BAE Systems PLC (United Kingdom)	327,699	7,542,012
Howmet Aerospace, Inc.	44,413	9,105,553
		20,690,091
Application Software–3.85%
AppLovin Corp., Class A(b)	44,200	29,782,844
Palantir Technologies, Inc., Class A(b)	24,459	4,347,587
		34,130,431
Automobile Manufacturers–3.30%
Tesla, Inc.(b)	64,934	29,202,119
Automotive Retail–1.12%
Carvana Co.(b)	23,564	9,944,479
Biotechnology–2.50%
Alnylam Pharmaceuticals, Inc.(b)	31,858	12,668,334
argenx SE, ADR (Netherlands)(b)	11,290	9,494,325
		22,162,659
Broadline Retail–6.83%
Amazon.com, Inc.(b)	262,430	60,574,093
Building Products–1.65%
Johnson Controls International PLC	122,183	14,631,414
Casinos & Gaming–0.66%
DraftKings, Inc., Class A(b)(c)	73,382	2,528,744
Flutter Entertainment PLC (United Kingdom)(b)	15,604	3,355,484
		5,884,228
Communications Equipment–1.24%
Arista Networks, Inc.(b)	83,874	10,990,010
Construction Machinery & Heavy Transportation Equipment– 1.08%
Caterpillar, Inc.(c)	16,720	9,578,386
Construction Materials–0.30%
Martin Marietta Materials, Inc.	4,223	2,629,493
Consumer Finance–0.49%
American Express Co.	11,741	4,343,583
Electrical Components & Equipment–1.21%
Vertiv Holdings Co., Class A	65,981	10,689,582
Financial Exchanges & Data–1.02%
Coinbase Global, Inc., Class A(b)	40,081	9,063,917
Food Distributors–0.38%
US Foods Holding Corp.(b)	44,824	3,376,143
Health Care Distributors–0.51%
McKesson Corp.	5,491	4,504,212
Health Care Equipment–1.53%
Intuitive Surgical, Inc.(b)	23,989	13,586,410
Shares		Value
Heavy Electrical Equipment–1.01%
GE Vernova, Inc.	13,722	$8,968,288
Hotels, Resorts & Cruise Lines–1.48%
Booking Holdings, Inc.	2,443	13,083,071
Industrial Machinery & Supplies & Components–0.84%
Parker-Hannifin Corp.	8,470	7,444,791
Integrated Oil & Gas–0.77%
Suncor Energy, Inc. (Canada)	152,934	6,784,152
Interactive Home Entertainment–0.44%
Take-Two Interactive Software, Inc.(b)	15,078	3,860,420
Interactive Media & Services–12.20%
Alphabet, Inc., Class A	199,042	62,300,146
Meta Platforms, Inc., Class A	58,894	38,875,341
Reddit, Inc., Class A(b)(c)	30,277	6,959,774
		108,135,261
Internet Services & Infrastructure–4.89%
Cloudflare, Inc., Class A(b)	64,637	12,743,185
CoreWeave, Inc., Class A(b)(c)	58,854	4,214,535
Shopify, Inc., Class A (Canada)(b)	76,455	12,306,961
Snowflake, Inc., Class A(b)(c)	64,044	14,048,692
		43,313,373
Investment Banking & Brokerage–3.23%
Goldman Sachs Group, Inc. (The)(c)	15,096	13,269,384
Interactive Brokers Group, Inc., Class A	79,274	5,098,111
Robinhood Markets, Inc., Class A(b)	90,598	10,246,634
		28,614,129
Life Sciences Tools & Services–0.56%
Danaher Corp.	21,646	4,955,202
Movies & Entertainment–1.72%
Netflix, Inc.(b)	100,589	9,431,225
Spotify Technology S.A. (Sweden)(b)	9,983	5,797,228
		15,228,453
Real Estate Services–0.79%
CBRE Group, Inc., Class A(b)	43,542	7,001,118
Semiconductor Materials & Equipment–2.09%
Lam Research Corp.	108,440	18,562,759
Semiconductors–22.30%
Advanced Micro Devices, Inc.(b)	28,469	6,096,921
Broadcom, Inc.	143,473	49,656,005
Monolithic Power Systems, Inc.(c)	11,660	10,568,158
NVIDIA Corp.	594,664	110,904,836
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	67,258	20,439,034
		197,664,954
Systems Software–8.70%
Microsoft Corp.	159,506	77,140,292
Technology Hardware, Storage & Peripherals–5.33%
Apple, Inc.	173,760	47,238,394
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. American Franchise Fund

Shares		Value
Tobacco–0.88%
Philip Morris International, Inc.	48,761	$7,821,264
Trading Companies & Distributors–0.37%
United Rentals, Inc.	4,069	3,293,123
Transaction & Payment Processing Services–1.62%
Affirm Holdings, Inc.(b)	62,279	4,635,426
Visa, Inc., Class A	27,618	9,685,909
		14,321,335
Total Common Stocks & Other Equity Interests (Cost $396,846,750)		879,411,629
Money Market Funds–0.17%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	524,460	524,460
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	973,936	973,936
Total Money Market Funds (Cost $1,498,396)		1,498,396
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.39% (Cost $398,345,146)		880,910,025
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.83%
Invesco Private Government Fund, 3.74%(d)(e)(f)	11,883,664	$11,883,664
Invesco Private Prime Fund, 3.88%(d)(e)(f)	30,883,445	30,892,710
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $42,776,374)		42,776,374
TOTAL INVESTMENTS IN SECURITIES–104.22% (Cost $441,121,520)		923,686,399
OTHER ASSETS LESS LIABILITIES—(4.22)%		(37,363,930)
NET ASSETS–100.00%		$886,322,469
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$598,599	$47,195,400	$(47,269,539)	$-	$-	$524,460	$56,919
Invesco Treasury Portfolio, Institutional Class	1,111,347	87,648,601	(87,786,012)	-	-	973,936	104,756
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	12,617,898	521,602,718	(522,336,952)	-	-	11,883,664	497,486*
Invesco Private Prime Fund	32,861,864	1,083,495,916	(1,085,470,056)	-	4,986	30,892,710	1,336,802*
Total	$47,189,708	$1,739,942,635	$(1,742,862,559)	$-	$4,986	$44,274,770	$1,995,963

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. American Franchise Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $396,846,750)*	$879,411,629
Investments in affiliated money market funds, at value (Cost $44,274,770)	44,274,770
Cash	68,200
Receivable for:
Fund shares sold	6,358,499
Dividends	294,904
Investment for trustee deferred compensation and retirement plans	259,600
Total assets	930,667,602
Liabilities:
Payable for:
Fund shares reacquired	806,540
Collateral upon return of securities loaned	42,776,374
Accrued fees to affiliates	456,769
Accrued other operating expenses	39,657
Trustee deferred compensation and retirement plans	265,793
Total liabilities	44,345,133
Net assets applicable to shares outstanding	$886,322,469
Net assets consist of:
Shares of beneficial interest	$284,585,361
Distributable earnings	601,737,108
$886,322,469
Net Assets:
Series I	$551,782,589
Series II	$334,539,880
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,812,320
Series II	4,649,914
Series I:
Net asset value per share	$81.00
Series II:
Net asset value per share	$71.95

*	At December 31, 2025, securities with an aggregate value of $33,770,309 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $89,725)	$3,878,131
Dividends from affiliated money market funds (includes net securities lending income of $72,707)	234,382
Total investment income	4,112,513
Expenses:
Advisory fees	5,847,587
Administrative services fees	1,442,268
Custodian fees	5,127
Distribution fees - Series II	796,417
Transfer agent fees	43,449
Trustees’ and officers’ fees and benefits	28,145
Reports to shareholders	10,352
Professional services fees	53,700
Other	9,348
Total expenses	8,236,393
Less: Fees waived and/or expenses reimbursed	(4,254)
Net expenses	8,232,139
Net investment income (loss)	(4,119,626)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	125,606,779
Affiliated investment securities	4,986
Foreign currencies	(14,211)
125,597,554
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(23,700,794)
Foreign currencies	9,391
(23,691,403)
Net realized and unrealized gain	101,906,151
Net increase in net assets resulting from operations	$97,786,525
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. American Franchise Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(4,119,626)	$(2,977,308)
Net realized gain	125,597,554	88,332,731
Change in net unrealized appreciation (depreciation)	(23,691,403)	157,205,402
Net increase in net assets resulting from operations	97,786,525	242,560,825
Distributions to shareholders from distributable earnings:
Series I	(52,256,644)	—
Series II	(33,108,669)	—
Total distributions from distributable earnings	(85,365,313)	—
Share transactions–net:
Series I	(32,988,157)	(60,753,315)
Series II	17,622,589	(17,895,572)
Net increase (decrease) in net assets resulting from share transactions	(15,365,568)	(78,648,887)
Net increase (decrease) in net assets	(2,944,356)	163,911,938
Net assets:
Beginning of year	889,266,825	725,354,887
End of year	$886,322,469	$889,266,825
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. American Franchise Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$79.53	$(0.31)	$9.76	$9.45	$(7.98)	$81.00	11.67%	$551,783	0.85%	0.85%	(0.38)%	56%
Year ended 12/31/24	58.96	(0.19)	20.76	20.57	—	79.53	34.89	576,093	0.86	0.86	(0.27)	52
Year ended 12/31/23	42.84	(0.05)	17.35	17.30	(1.18)	58.96	40.93	478,288	0.86	0.86	(0.09)	63
Year ended 12/31/22	88.63	(0.03)	(27.15)	(27.18)	(18.61)	42.84	(31.11)	371,020	0.86	0.86	(0.05)	108
Year ended 12/31/21	89.10	(0.39)	11.37	10.98	(11.45)	88.63	11.92	591,907	0.86	0.86	(0.41)	68
Series II
Year ended 12/31/25	71.60	(0.46)	8.79	8.33	(7.98)	71.95	11.39	334,540	1.10	1.10	(0.63)	56
Year ended 12/31/24	53.21	(0.33)	18.72	18.39	—	71.60	34.56	313,174	1.11	1.11	(0.52)	52
Year ended 12/31/23	38.85	(0.16)	15.70	15.54	(1.18)	53.21	40.60	247,067	1.11	1.11	(0.34)	63
Year ended 12/31/22	83.04	(0.18)	(25.40)	(25.58)	(18.61)	38.85	(31.30)	187,267	1.11	1.11	(0.30)	108
Year ended 12/31/21	84.31	(0.59)	10.77	10.18	(11.45)	83.04	11.65	254,909	1.11	1.11	(0.66)	68

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. American Franchise Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. American Franchise Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital growth.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
7
Invesco V.I. American Franchise Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
8
Invesco V.I. American Franchise Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $7,115 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $550 million	0.620%
Next $3.45 billion	0.600%
Next $250 million	0.595%
Next $2.25 billion	0.570%
Next $2.5 billion	0.545%
Over $10 billion	0.520%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.67%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
9
Invesco V.I. American Franchise Fund

The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $4,254.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $126,661 for accounting and fund administrative services and was reimbursed $1,315,607 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $11,007 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$871,869,617	$7,542,012	$—	$879,411,629
Money Market Funds	1,498,396	42,776,374	—	44,274,770
Total Investments	$873,368,013	$50,318,386	$—	$923,686,399
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
10
Invesco V.I. American Franchise Fund

NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Long-term capital gain	$85,365,313	$—

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$120,902,779
Net unrealized appreciation — investments	480,968,103
Net unrealized appreciation — foreign currencies	5,579
Temporary book/tax differences	(139,353)
Shares of beneficial interest	284,585,361
Total net assets	$886,322,469
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $493,158,741 and $609,451,861, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$494,330,147
Aggregate unrealized (depreciation) of investments	(13,362,044)
Net unrealized appreciation of investments	$480,968,103
Cost of investments for tax purposes is $442,718,296.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $4,131,372, undistributed net realized gain was increased by $14,211 and shares of beneficial interest was decreased by $4,145,583. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	227,698	$18,176,225	328,666	$23,154,841
Series II	513,210	35,348,948	458,601	29,232,297
Issued as reinvestment of dividends:
Series I	630,814	52,256,644	-	-
Series II	449,724	33,108,669	-	-
11
Invesco V.I. American Franchise Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,289,720)	$(103,421,026)	(1,197,409)	$(83,908,156)
Series II	(686,970)	(50,835,028)	(727,797)	(47,127,869)
Net increase (decrease) in share activity	(155,244)	$(15,365,568)	(1,137,939)	$(78,648,887)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

12
Invesco V.I. American Franchise Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Franchise Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Franchise Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco V.I. American Franchise Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$85,365,313
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco V.I. American Franchise Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco V.I. American Franchise Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. American Value Fund

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VK-VIAMVA-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–97.11%
Agricultural & Farm Machinery–1.20%
AGCO Corp.	44,896	$4,683,552
Application Software–0.58%
AppLovin Corp., Class A(b)	3,368	2,269,426
Cargo Ground Transportation–3.28%
Knight-Swift Transportation Holdings, Inc.	92,656	4,844,056
Saia, Inc.(b)	24,250	7,918,110
		12,762,166
Communications Equipment–1.19%
Lumentum Holdings, Inc.(b)(c)	12,529	4,618,064
Construction & Engineering–1.49%
AECOM	37,813	3,604,713
MasTec, Inc.(b)	10,039	2,182,178
		5,786,891
Construction Machinery & Heavy Transportation Equipment– 1.30%
Oshkosh Corp.	40,190	5,049,070
Construction Materials–1.07%
James Hardie Industries PLC(b)	200,059	4,151,224
Copper–2.50%
Freeport-McMoRan, Inc.	192,073	9,755,388
Diversified Banks–3.02%
Fifth Third Bancorp(c)	81,246	3,803,125
U.S. Bancorp	149,219	7,962,326
		11,765,451
Diversified Chemicals–0.42%
Huntsman Corp.	163,290	1,632,900
Diversified Metals & Mining–1.72%
Anglo American PLC (South Africa)	59,686	2,468,762
Teck Resources Ltd., Class B (Canada)	88,026	4,215,565
		6,684,327
Electric Utilities–2.22%
NRG Energy, Inc.	54,353	8,655,172
Electrical Components & Equipment–4.19%
Generac Holdings, Inc.(b)	30,293	4,131,056
Regal Rexnord Corp.(c)	41,317	5,797,602
Vertiv Holdings Co., Class A	39,512	6,401,339
		16,329,997
Electronic Components–3.81%
Coherent Corp.(b)	80,368	14,833,522
Electronic Equipment & Instruments–0.94%
Zebra Technologies Corp., Class A(b)	15,079	3,661,483
Fertilizers & Agricultural Chemicals–0.99%
Corteva, Inc.	33,146	2,221,776
Shares		Value
Fertilizers & Agricultural Chemicals–(continued)
Mosaic Co. (The)	67,088	$1,616,150
		3,837,926
Food Distributors–0.56%
Performance Food Group Co.(b)(c)	24,416	2,195,487
Gold–2.02%
Newmont Corp.	78,848	7,872,973
Health Care Equipment–5.47%
Globus Medical, Inc., Class A(b)	92,205	8,050,419
Medtronic PLC	82,087	7,885,277
Zimmer Biomet Holdings, Inc.(c)	59,562	5,355,815
		21,291,511
Hotels, Resorts & Cruise Lines–3.47%
Expedia Group, Inc.	39,834	11,285,370
Travel + Leisure Co.	31,392	2,214,078
		13,499,448
Industrial Machinery & Supplies & Components–1.37%
Middleby Corp. (The)(b)	36,013	5,354,053
Insurance Brokers–1.53%
Willis Towers Watson PLC	18,122	5,954,889
Integrated Oil & Gas–0.59%
Cenovus Energy, Inc. (Canada)	136,460	2,308,903
Interactive Home Entertainment–1.02%
Electronic Arts, Inc.	19,443	3,972,788
Interactive Media & Services–0.95%
Match Group, Inc.	114,174	3,686,678
Investment Banking & Brokerage–0.73%
Goldman Sachs Group, Inc. (The)	3,227	2,836,533
Life & Health Insurance–2.45%
Globe Life, Inc.	68,191	9,537,193
Life Sciences Tools & Services–5.74%
Avantor, Inc.(b)(c)	440,119	5,043,764
Charles River Laboratories International, Inc.(b)	45,151	9,006,721
ICON PLC(b)	45,482	8,287,730
		22,338,215
Managed Health Care–1.00%
Elevance Health, Inc.	11,166	3,914,241
Metal, Glass & Plastic Containers–1.27%
Crown Holdings, Inc.	47,909	4,933,190
Oil & Gas Exploration & Production–5.34%
Antero Resources Corp.(b)	117,883	4,062,248
ARC Resources Ltd. (Canada)	160,780	3,016,346
EQT Corp.	111,935	5,999,716
Expand Energy Corp.	41,412	4,570,228
Range Resources Corp.	89,739	3,164,197
		20,812,735
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. American Value Fund

Shares		Value
Oil & Gas Refining & Marketing–1.53%
Phillips 66	46,117	$5,950,938
Paper & Plastic Packaging Products & Materials–1.29%
Sealed Air Corp.	121,121	5,018,043
Regional Banks–9.74%
Citizens Financial Group, Inc.	107,014	6,250,688
Huntington Bancshares, Inc.	528,904	9,176,484
M&T Bank Corp.	20,183	4,066,471
Pinnacle Financial Partners, Inc.	46,282	4,415,766
Webster Financial Corp.	88,807	5,589,512
Western Alliance Bancorporation	100,257	8,428,606
		37,927,527
Research & Consulting Services–3.65%
Amentum Holdings, Inc.(b)	157,981	4,581,449
Jacobs Solutions, Inc.	33,620	4,453,305
KBR, Inc.	128,545	5,167,509
		14,202,263
Semiconductor Materials & Equipment–4.69%
Entegris, Inc.(c)	87,718	7,390,242
MKS, Inc.	67,983	10,863,683
		18,253,925
Semiconductors–6.40%
Marvell Technology, Inc.	71,265	6,056,100
Microchip Technology, Inc.	139,497	8,888,749
Rambus, Inc.(b)	43,032	3,954,210
STMicroelectronics N.V., New York Shares (France)(c)	232,006	6,018,236
		24,917,295
Silver–1.29%
Pan American Silver Corp. (Canada)	96,840	5,017,280
Shares		Value
Trading Companies & Distributors–1.88%
WESCO International, Inc.	29,863	$7,305,684
Transaction & Payment Processing Services–3.21%
Fidelity National Information Services, Inc.	128,799	8,559,981
Fiserv, Inc.(b)	58,810	3,950,268
		12,510,249
Total Common Stocks & Other Equity Interests (Cost $284,775,615)		378,088,600
Money Market Funds–2.96%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	4,017,082	4,017,082
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	7,503,719	7,503,719
Total Money Market Funds (Cost $11,520,801)		11,520,801
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $296,296,416)		389,609,401
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–6.76%
Invesco Private Government Fund, 3.74%(d)(e)(f)	7,319,819	7,319,819
Invesco Private Prime Fund, 3.88%(d)(e)(f)	19,009,276	19,014,979
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $26,334,798)		26,334,798
TOTAL INVESTMENTS IN SECURITIES–106.83% (Cost $322,631,214)		415,944,199
OTHER ASSETS LESS LIABILITIES—(6.83)%		(26,584,703)
NET ASSETS–100.00%		$389,359,496
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,326,802	$54,500,443	$(53,810,163)	$-	$-	$4,017,082	$171,655
Invesco Treasury Portfolio, Institutional Class	6,221,772	101,215,107	(99,933,160)	-	-	7,503,719	317,666
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,563,982	258,307,621	(261,551,784)	-	-	7,319,819	467,730*
Invesco Private Prime Fund	27,549,425	520,705,269	(529,238,838)	-	(877)	19,014,979	1,269,766*
Total	$47,661,981	$934,728,440	$(944,533,945)	$-	$(877)	$37,855,599	$2,226,817

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. American Value Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
01/21/2026	Barclays Bank PLC	USD	19,230	EUR	16,512	$190
01/21/2026	Barclays Bank PLC	USD	49,778	GBP	37,226	400
01/21/2026	Deutsche Bank AG	USD	37,171	GBP	27,772	263
01/21/2026	Goldman Sachs International	USD	21,923	EUR	18,788	173
01/21/2026	Merrill Lynch International	USD	28,400	GBP	21,272	273
01/21/2026	Royal Bank of Canada	USD	1,328,784	EUR	1,139,267	11,098
01/21/2026	State Street Bank & Trust Co.	GBP	50,817	USD	68,594	96
Subtotal—Appreciation						12,493
Currency Risk
01/21/2026	Goldman Sachs International	EUR	1,174,567	USD	1,367,017	(14,380)
01/21/2026	Goldman Sachs International	GBP	26,591	USD	35,112	(730)
01/21/2026	J.P. Morgan Chase Bank, N.A.	GBP	1,777,400	USD	2,349,496	(46,307)
01/21/2026	Royal Bank of Canada	GBP	37,226	USD	50,089	(89)
Subtotal—Depreciation						(61,506)
Total Forward Foreign Currency Contracts						$(49,013)

Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. American Value Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $284,775,615)*	$378,088,600
Investments in affiliated money market funds, at value (Cost $37,855,599)	37,855,599
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	12,493
Cash	7,579
Receivable for:
Investments sold	1,380
Fund shares sold	113,172
Dividends	420,603
Investment for trustee deferred compensation and retirement plans	120,154
Total assets	416,619,580
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	61,506
Payable for:
Fund shares reacquired	492,553
Collateral upon return of securities loaned	26,334,798
Accrued fees to affiliates	203,471
Accrued other operating expenses	42,847
Trustee deferred compensation and retirement plans	124,909
Total liabilities	27,260,084
Net assets applicable to shares outstanding	$389,359,496
Net assets consist of:
Shares of beneficial interest	$242,108,731
Distributable earnings	147,250,765
$389,359,496
Net Assets:
Series I	$184,741,984
Series II	$204,617,512
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,176,482
Series II	11,523,215
Series I:
Net asset value per share	$18.15
Series II:
Net asset value per share	$17.76

*	At December 31, 2025, securities with an aggregate value of $25,471,950 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $65,538)	$4,704,934
Dividends from affiliated money market funds (includes net securities lending income of $56,276)	545,597
Total investment income	5,250,531
Expenses:
Advisory fees	2,480,119
Administrative services fees	592,417
Custodian fees	5,302
Distribution fees - Series II	471,520
Transfer agent fees	17,628
Trustees’ and officers’ fees and benefits	24,227
Reports to shareholders	10,446
Professional services fees	50,717
Other	(5,905)
Total expenses	3,646,471
Less: Fees waived and/or expenses reimbursed	(13,332)
Net expenses	3,633,139
Net investment income	1,617,392
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	58,359,021
Affiliated investment securities	(877)
Foreign currencies	(1,728)
Forward foreign currency contracts	(194,132)
58,162,284
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	8,904,418
Foreign currencies	5,315
Forward foreign currency contracts	(49,013)
8,860,720
Net realized and unrealized gain	67,023,004
Net increase in net assets resulting from operations	$68,640,396
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. American Value Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$1,617,392	$1,204,054
Net realized gain	58,162,284	55,848,123
Change in net unrealized appreciation	8,860,720	35,913,028
Net increase in net assets resulting from operations	68,640,396	92,965,205
Distributions to shareholders from distributable earnings:
Series I	(27,339,921)	(5,319,651)
Series II	(30,144,677)	(5,837,175)
Total distributions from distributable earnings	(57,484,598)	(11,156,826)
Share transactions–net:
Series I	6,388,768	(15,982,312)
Series II	5,541,262	(33,053,837)
Net increase (decrease) in net assets resulting from share transactions	11,930,030	(49,036,149)
Net increase in net assets	23,085,828	32,772,230
Net assets:
Beginning of year	366,273,668	333,501,438
End of year	$389,359,496	$366,273,668
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. American Value Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$17.66	$0.10	$3.43	$3.53	$(0.09)	$(2.95)	$(3.04)	$18.15	21.00%	$184,742	0.88%	0.88%	0.58%	65%
Year ended 12/31/24	13.98	0.08	4.15	4.23	(0.17)	(0.38)	(0.55)	17.66	30.41	172,345	0.90	0.90	0.47	39
Year ended 12/31/23	15.70	0.16	1.70	1.86	(0.11)	(3.47)	(3.58)	13.98	15.60	150,857	0.89	0.89	1.05	60
Year ended 12/31/22	20.13	0.18	(0.89)	(0.71)	(0.15)	(3.57)	(3.72)	15.70	(2.61)	147,248	0.89	0.89	0.97	139
Year ended 12/31/21	15.80	0.13	4.28	4.41	(0.08)	—	(0.08)	20.13	27.95	160,576	0.89	0.89	0.69	82
Series II
Year ended 12/31/25	17.33	0.06	3.36	3.42	(0.04)	(2.95)	(2.99)	17.76	20.76	204,618	1.13	1.13	0.33	65
Year ended 12/31/24	13.73	0.04	4.07	4.11	(0.13)	(0.38)	(0.51)	17.33	30.09	193,928	1.15	1.15	0.22	39
Year ended 12/31/23	15.48	0.12	1.66	1.78	(0.06)	(3.47)	(3.53)	13.73	15.29	182,645	1.14	1.14	0.80	60
Year ended 12/31/22	19.89	0.13	(0.88)	(0.75)	(0.09)	(3.57)	(3.66)	15.48	(2.86)	182,381	1.14	1.14	0.72	139
Year ended 12/31/21	15.62	0.08	4.23	4.31	(0.04)	—	(0.04)	19.89	27.62	214,210	1.14	1.14	0.44	82

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2021, the portfolio turnover calculation excludes the value of securities purchased of $61,601,599 in connection with the acquisition of Invesco V.I. Value Opportunities Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. American Value Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. American Value Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco V.I. American Value Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
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Invesco V.I. American Value Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $5,167 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.695%
Next $250 million	0.670%
Next $500 million	0.645%
Next $1.5 billion	0.620%
Next $2.5 billion	0.595%
Next $2.5 billion	0.570%
Next $2.5 billion	0.545%
Over $10 billion	0.520%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.69%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5)
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Invesco V.I. American Value Fund

expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $13,332.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $51,426 for accounting and fund administrative services and was reimbursed $540,991 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $21,310 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$375,619,838	$2,468,762	$—	$378,088,600
Money Market Funds	11,520,801	26,334,798	—	37,855,599
Total Investments in Securities	387,140,639	28,803,560	—	415,944,199
Other Investments - Assets*
Forward Foreign Currency Contracts	—	12,493	—	12,493
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(61,506)	—	(61,506)
Total Other Investments	—	(49,013)	—	(49,013)
Total Investments	$387,140,639	$28,754,547	$—	$415,895,186

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
11
Invesco V.I. American Value Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$12,493
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$12,493
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(61,506)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(61,506)

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$590	$−	$590	$—	$—	$590
Deutsche Bank AG	263	−	263	—	—	263
Goldman Sachs International	173	(15,110)	(14,937)	—	—	(14,937)
J.P. Morgan Chase Bank, N.A.	−	(46,307)	(46,307)	—	—	(46,307)
Merrill Lynch International	273	−	273	—	—	273
Royal Bank of Canada	11,098	(89)	11,009	—	—	11,009
State Street Bank & Trust Co.	96	−	96	—	—	96
Total	$12,493	$(61,506)	$(49,013)	$—	$—	$(49,013)
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(194,132)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(49,013)
Total	$(243,145)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$12,485,370

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund
12
Invesco V.I. American Value Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$11,673,509	$3,062,913
Long-term capital gain	45,811,089	8,093,913
Total distributions	$57,484,598	$11,156,826

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$8,642,732
Undistributed long-term capital gain	48,613,890
Net unrealized appreciation — investments	90,054,461
Net unrealized appreciation — foreign currencies	4,895
Temporary book/tax differences	(65,213)
Shares of beneficial interest	242,108,731
Total net assets	$389,359,496
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $226,540,396 and $272,092,273, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$101,879,473
Aggregate unrealized (depreciation) of investments	(11,825,012)
Net unrealized appreciation of investments	$90,054,461
Cost of investments for tax purposes is $325,840,725.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2025, undistributed net investment income was decreased by $1,728 and undistributed net realized gain was increased by $1,728. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	727,481	$13,131,429	553,679	$9,085,202
Series II	1,718,422	29,589,951	758,115	12,058,131
Issued as reinvestment of dividends:
Series I	1,594,164	27,339,921	312,921	5,319,651
Series II	1,795,395	30,144,677	349,741	5,837,175
13
Invesco V.I. American Value Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,903,980)	$(34,082,582)	(1,896,642)	$(30,387,165)
Series II	(3,179,447)	(54,193,366)	(3,216,772)	(50,949,143)
Net increase (decrease) in share activity	752,035	$11,930,030	(3,138,958)	$(49,036,149)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco V.I. American Value Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. American Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. American Value Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco V.I. American Value Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$45,811,089
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	24.43%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
16
Invesco V.I. American Value Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
17
Invesco V.I. American Value Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Balanced-Risk Allocation Fund

2	Consolidated Schedule of Investments
12	Consolidated Financial Statements
14	Consolidated Financial Highlights
15	Notes to Consolidated Financial Statements
24	Report of Independent Registered Public Accounting Firm
25	Tax Information
26	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VIIBRA-NCSR

Consolidated Schedule of Investments
December 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–2.33%
U.S. Treasury Floating Rate Notes–2.33%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.18%) (Cost $8,949,999)(a)	3.75%	07/31/2026	$8,950	$8,953,331
			Shares
Money Market Funds–90.76%(b)
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(c)			93,958,187	93,958,187
Invesco Government Money Market Fund, Cash Reserve Shares, 3.59%(c)			68,795,682	68,795,682
Invesco US Dollar Liquidity Portfolio (Ireland), Agency Class, 3.94%(c)			34,195,706	34,195,706
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 3.67%(c)			65,514,454	65,514,454
Invesco Treasury Obligations Portfolio, Institutional Class, 3.63%(c)			51,505,418	51,505,418
Invesco Treasury Portfolio, Institutional Class, 3.64%(c)			25,834,488	25,834,488
Invesco V.I. Government Money Market Fund, Series I, 3.42%(c)			9,240,310	9,240,310
Total Money Market Funds (Cost $349,044,245)				349,044,245

Options Purchased–0.37%
(Cost $3,884,421)(d)				1,438,872
TOTAL INVESTMENTS IN SECURITIES–93.46% (Cost $361,878,665)				359,436,448
OTHER ASSETS LESS LIABILITIES–6.54%				25,141,862
NET ASSETS–100.00%				$384,578,310
Notes to Consolidated Schedule of Investments:
(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2025.
(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$109,484,804	$117,357,394	$(132,884,011)	$-	$-	$93,958,187	$4,416,634
Invesco Government Money Market Fund, Cash Reserve Shares	57,405,756	28,411,648	(17,021,722)	-	-	68,795,682	2,479,896
Invesco US Dollar Liquidity Portfolio, Agency Class	39,409,556	97,971,739	(103,185,589)	-	-	34,195,706	1,659,919
Invesco Premier U.S. Government Money Portfolio, Institutional Class	71,683,244	28,212,242	(34,381,032)	-	-	65,514,454	2,606,741
Invesco Treasury Obligations Portfolio, Institutional Class	51,505,418	-	-	-	-	51,505,418	2,089,412
Invesco Treasury Portfolio, Institutional Class	40,495,750	133,420,558	(148,081,820)	-	-	25,834,488	1,777,705
Invesco V.I. Government Money Market Fund, Series I	9,240,310	-	-	-	-	9,240,310	364,589
Total	$379,224,838	$405,373,581	$(435,554,174)	$-	$-	$349,044,245	$15,394,896

(d)	The table below details options purchased.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
EURO STOXX 50 Index	Put	01/16/2026	18	EUR	4,700.00	EUR	846,000	$148
EURO STOXX 50 Index	Put	02/20/2026	18	EUR	5,100.00	EUR	918,000	2,200
EURO STOXX 50 Index	Put	04/17/2026	19	EUR	5,100.00	EUR	969,000	7,614
EURO STOXX 50 Index	Put	03/20/2026	19	EUR	5,400.00	EUR	1,026,000	9,445
EURO STOXX 50 Index	Put	05/15/2026	19	EUR	5,000.00	EUR	950,000	9,624
EURO STOXX 50 Index	Put	06/19/2026	19	EUR	5,200.00	EUR	988,000	18,042
EURO STOXX 50 Index	Put	08/21/2026	18	EUR	5,000.00	EUR	900,000	18,107
EURO STOXX 50 Index	Put	07/17/2026	19	EUR	5,100.00	EUR	969,000	18,176
EURO STOXX 50 Index	Put	09/18/2026	18	EUR	5,200.00	EUR	936,000	26,654
EURO STOXX 50 Index	Put	10/16/2026	18	EUR	5,500.00	EUR	990,000	43,936
EURO STOXX 50 Index	Put	11/20/2026	18	EUR	5,500.00	EUR	990,000	48,040
EURO STOXX 50 Index	Put	12/18/2026	18	EUR	5,500.00	EUR	990,000	51,128
FTSE 100 Index	Put	01/16/2026	13	GBP	8,150.00	GBP	1,059,500	350
FTSE 100 Index	Put	02/20/2026	12	GBP	8,475.00	GBP	1,017,000	1,698
FTSE 100 Index	Put	03/20/2026	12	GBP	8,800.00	GBP	1,056,000	4,448
FTSE 100 Index	Put	04/17/2026	12	GBP	8,500.00	GBP	1,020,000	5,338
FTSE 100 Index	Put	05/15/2026	12	GBP	8,350.00	GBP	1,002,000	5,742
FTSE 100 Index	Put	06/19/2026	12	GBP	8,700.00	GBP	1,044,000	10,999
FTSE 100 Index	Put	07/17/2026	13	GBP	8,700.00	GBP	1,131,000	12,354
FTSE 100 Index	Put	08/21/2026	13	GBP	8,950.00	GBP	1,163,500	21,028
FTSE 100 Index	Put	09/18/2026	13	GBP	9,000.00	GBP	1,170,000	27,862
FTSE 100 Index	Put	10/16/2026	13	GBP	9,375.00	GBP	1,218,750	42,932
FTSE 100 Index	Put	11/20/2026	12	GBP	9,625.00	GBP	1,155,000	53,864
FTSE 100 Index	Put	12/18/2026	12	GBP	9,600.00	GBP	1,152,000	58,151
MSCI Emerging Markets Index	Put	01/16/2026	9	USD	1,060.00	USD	954,000	450
MSCI Emerging Markets Index	Put	02/20/2026	8	USD	1,070.00	USD	856,000	1,140
MSCI Emerging Markets Index	Put	03/20/2026	8	USD	1,090.00	USD	872,000	2,700
MSCI Emerging Markets Index	Put	04/17/2026	8	USD	1,100.00	USD	880,000	4,000
MSCI Emerging Markets Index	Put	05/15/2026	9	USD	1,100.00	USD	990,000	6,975
MSCI Emerging Markets Index	Put	06/18/2026	9	USD	1,140.00	USD	1,026,000	17,370
MSCI Emerging Markets Index	Put	08/21/2026	8	USD	1,210.00	USD	968,000	21,680
MSCI Emerging Markets Index	Put	07/17/2026	9	USD	1,220.00	USD	1,098,000	22,275
MSCI Emerging Markets Index	Put	09/18/2026	8	USD	1,250.00	USD	1,000,000	23,720
MSCI Emerging Markets Index	Put	10/16/2026	8	USD	1,350.00	USD	1,080,000	47,240
MSCI Emerging Markets Index	Put	11/20/2026	8	USD	1,375.00	USD	1,100,000	58,440
MSCI Emerging Markets Index	Put	12/18/2026	8	USD	1,360.00	USD	1,088,000	61,240
Nikkei 225 Index	Put	03/13/2026	4	JPY	36,250.00	JPY	145,000,000	3,141
Nikkei 225 Index	Put	03/13/2026	5	JPY	37,000.00	JPY	185,000,000	4,213
Nikkei 225 Index	Put	03/13/2026	5	JPY	37,250.00	JPY	186,250,000	4,309
Nikkei 225 Index	Put	06/12/2026	4	JPY	34,250.00	JPY	137,000,000	6,639
Nikkei 225 Index	Put	06/12/2026	4	JPY	35,000.00	JPY	140,000,000	7,329
Nikkei 225 Index	Put	06/12/2026	4	JPY	36,000.00	JPY	144,000,000	8,427
Nikkei 225 Index	Put	09/11/2026	4	JPY	38,500.00	JPY	154,000,000	19,025
Nikkei 225 Index	Put	09/11/2026	4	JPY	39,250.00	JPY	157,000,000	20,812
Nikkei 225 Index	Put	09/11/2026	4	JPY	40,750.00	JPY	163,000,000	24,643
Nikkei 225 Index	Put	12/11/2026	4	JPY	43,000.00	JPY	172,000,000	44,305
Nikkei 225 Index	Put	12/11/2026	4	JPY	47,500.00	JPY	190,000,000	78,907
Nikkei 225 Index	Put	12/11/2026	4	JPY	50,500.00	JPY	202,000,000	112,360
S&P 500 Mini Index	Put	01/16/2026	20	USD	597.00	USD	1,194,000	340
S&P 500 Mini Index	Put	02/20/2026	20	USD	600.00	USD	1,200,000	2,700
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Balanced-Risk Allocation Fund

Open Exchange-Traded Index Options Purchased—(continued)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
S&P 500 Mini Index	Put	04/17/2026	20	USD	562.00	USD	1,124,000	$5,590
S&P 500 Mini Index	Put	03/20/2026	20	USD	597.00	USD	1,194,000	5,660
S&P 500 Mini Index	Put	05/15/2026	20	USD	560.00	USD	1,120,000	7,890
S&P 500 Mini Index	Put	06/18/2026	20	USD	595.00	USD	1,190,000	16,280
S&P 500 Mini Index	Put	07/17/2026	19	USD	623.00	USD	1,183,700	25,327
S&P 500 Mini Index	Put	08/21/2026	19	USD	630.00	USD	1,197,000	32,082
S&P 500 Mini Index	Put	09/18/2026	19	USD	640.00	USD	1,216,000	39,093
S&P 500 Mini Index	Put	10/16/2026	19	USD	671.00	USD	1,274,900	56,060
S&P 500 Mini Index	Put	11/20/2026	20	USD	688.00	USD	1,376,000	73,640
S&P 500 Mini Index	Put	12/18/2026	20	USD	685.00	USD	1,370,000	74,990
Total Index Options Purchased								$1,438,872

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts(a)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Gasoline Reformulated Blendstock Oxygenate Blending	110	January-2026	$7,923,300	$(195,400)	$(195,400)
Gold 100 Oz.	44	February-2026	19,100,840	372,351	372,351
Low Sulphur Gas Oil	15	January-2026	934,125	(69,043)	(69,043)
Silver	26	March-2026	9,178,390	2,431,667	2,431,667
Subtotal				2,539,575	2,539,575
Equity Risk
E-Mini Russell 2000 Index	149	March-2026	18,610,100	(561,657)	(561,657)
E-Mini S&P 500 Index	16	March-2026	5,514,000	2,192	2,192
EURO STOXX 50 Index	149	March-2026	10,227,871	119,419	119,419
FTSE 100 Index	56	March-2026	7,503,987	145,848	145,848
MSCI Emerging Markets Index	333	March-2026	23,499,810	442,000	442,000
Nikkei 225 Index	38	March-2026	12,226,762	(61,374)	(61,374)
Subtotal				86,428	86,428
Interest Rate Risk
Australia 10 Year Bonds	972	March-2026	71,018,394	93,296	93,296
Canada 10 Year Bonds	1,043	March-2026	91,879,443	(1,417,652)	(1,417,652)
Euro-Bund	396	March-2026	59,368,424	(498,946)	(498,946)
Japan 10 Year Bonds	77	March-2026	65,089,185	(501,924)	(501,924)
Long Gilt	431	March-2026	53,082,925	302,071	302,071
U.S. Treasury Long Bonds	431	March-2026	49,820,906	(338,883)	(338,883)
Subtotal				(2,362,038)	(2,362,038)
Total Futures Contracts				$263,965	$263,965

(a)	Futures contracts collateralized by $15,623,667 cash held with Goldman Sachs International, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Barclays Bank PLC	Receive	Barclays Brent Crude Roll Yield Index	0.17%	Monthly	12,550	October—2026	USD	5,826,852	$—	$53,148	$53,148
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Excess Return Index	0.28	Monthly	24,300	February—2026	USD	2,867,998	—	13,450	13,450
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Lean Hog Commodity Index	0.20	Monthly	77,500	April—2026	USD	4,026,373	—	30,457	30,457
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Live Cattle Commodity Index	0.15	Monthly	23,000	December—2026	USD	2,842,188	—	47,603	47,603
Canadian Imperial Bank of Commerce	Receive	CIBZ Enhanced Sugar 2 Excess Return Index	0.21	Monthly	45,300	December—2026	USD	4,696,056	—	50,596	50,596
Citibank, N.A.	Receive	Citi Commodities Benchmark (Regular Roll) Mono Index Coffee	0.12	Monthly	149,000	November—2026	USD	2,634,767	—	10,281	10,281
Citibank, N.A.	Receive	Citi Commodities Curve Beta Enhanced Distributed Mono Index - WTI Crude Oil (Excess Return)	0.14	Monthly	2,670	October—2026	USD	2,089,654	—	56,110	56,110
Citibank, N.A.	Receive	Citi Commodities Curve Beta Enhanced Extended Copper (Daily Rebalancing) Excess Return Index	0.30	Monthly	9,900	May—2026	USD	12,665,410	(54,130)	915,265	969,395
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	25,100	January—2026	USD	8,918,201	—	47,831	47,831
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	96,000	October—2026	USD	5,842,714	—	81,974	81,974
Merrill Lynch International	Receive	MLCISCE Excess Return Index	0.12	Monthly	48,500	May—2026	USD	1,975,851	—	0	0
Merrill Lynch International	Receive	MLCX Aluminum Annual Excess Return Index	0.28	Monthly	14,400	November—2026	USD	1,949,600	—	1	1
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	51,200	October—2026	USD	2,933,074	—	0	0
Merrill Lynch International	Receive	MLCX6CTE Excess Return Index	0.18	Monthly	34,000	October—2026	USD	2,419,770	—	0	0
Morgan Stanley and Co. International PLC	Receive	S&P GSCI Aluminum Dynamic Index Excess Return	0.30	Monthly	51,800	April—2026	USD	5,713,343	—	205,201	205,201
Royal Bank of Canada	Receive	RBC Commodity SB01 Excess Return Custom Index	0.18	Monthly	16,500	November—2026	USD	2,136,532	—	0	0
Royal Bank of Canada	Receive	RBC Commodity SO01 Excess Return Custom Index	0.18	Monthly	24,900	February—2026	USD	2,628,840	—	0	0
Subtotal									(54,130)	1,511,917	1,566,047
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
BNP Paribas S.A.	Receive	BNP Paribas AIR VAR Intraday US Calendar Excess Return Index	0.00%	Monthly	52,000	October—2026	USD	11,225,422	$—	$26,556	$26,556
Citibank, N.A.	Receive	Citi EQ U.S. Volatility Carry Series 5 Index	0.00	Monthly	34,000	September—2026	USD	5,310,460	—	11,833	11,833
Goldman Sachs International	Receive	Volatility Carry US Series VSB1 Excess Return Strategy	0.00	Monthly	70,500	October—2026	USD	7,087,365	—	20,445	20,445
Goldman Sachs International	Receive	Volatility Carry US Series VSB1 Excess Return Strategy	0.00	Monthly	8,500	October—2026	USD	854,505	—	2,465	2,465
Morgan Stanley and Co. International PLC	Receive	Morgan Stanley Volatility Relative Value SPX S2	0.00	Monthly	57,000	October—2026	USD	7,895,640	—	9,690	9,690
Subtotal									—	70,989	70,989
Subtotal — Appreciation									(54,130)	1,582,906	1,637,036
Commodity Risk
Barclays Bank PLC	Receive	Barclays Soybean Oil Seasonal Index	0.19	Monthly	27,000	November—2026	USD	2,784,289	—	(67,562)	(67,562)
Barclays Bank PLC	Receive	Barclays Soybeans Seasonal Index Excess Return	0.19	Monthly	8,700	February—2026	USD	2,716,530	—	(73,802)	(73,802)
Barclays Bank PLC	Receive	Barclays Wheat Seasonal Index	0.17	Monthly	169,000	May—2026	USD	1,912,894	—	(24,877)	(24,877)
BNP Paribas S.A.	Receive	BNP Paribas Commodity Daily Dynamic Curve CL Index	0.25	Monthly	3,300	October—2026	USD	1,539,089	—	(19,584)	(19,584)
BNP Paribas S.A.	Receive	BNP Paribas Commodity Daily Dynamic Curve CO Index	0.25	Monthly	4,800	October—2026	USD	2,346,182	—	(36,623)	(36,623)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Seasonally Enhanced Bean Oil Commodity Index	0.26	Monthly	29,300	February—2026	USD	3,530,606	—	(162,741)	(162,741)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index	0.14	Monthly	18,000	February—2026	USD	3,078,677	—	(76,214)	(76,214)
Goldman Sachs International	Receive	Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return	0.14	Monthly	5,680	November—2026	USD	2,215,160	—	(101,337)	(101,337)
Goldman Sachs International	Receive	Goldman Sachs Heating Oil F0 Standard Roll Excess Return Index	0.14	Monthly	16,600	October—2026	USD	3,444,092	—	(241,970)	(241,970)
Goldman Sachs International	Receive	S&P GSCI Corn Excess Return Index	0.18	Monthly	6,500	June—2026	USD	156,431	—	(856)	(856)
Goldman Sachs International	Receive	S&P GSCI Soybean Oil Excess Return Index	0.25	Monthly	20,500	February—2026	USD	2,757,354	—	(127,579)	(127,579)
Goldman Sachs International	Receive	S&P GSCI Wheat Excess Return A48 Strategy	0.20	Monthly	35,000	July—2026	USD	301,406	—	(11,701)	(11,701)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	Receive	J.P. Morgan Front Month Heating Oil Index - Excess Return	0.11%	Monthly	22,400	October—2026	USD	6,570,762	$—	$(91,923)	$(91,923)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Soymeal type A Excess Return	0.17	Monthly	8,800	February—2026	USD	2,627,463	—	(33,785)	(33,785)
Subtotal									—	(1,070,554)	(1,070,554)
Equity Risk
Macquarie Bank Ltd.	Receive	Macquarie Volatility Product VMAQWSL5	0.15	Monthly	93,000	October—2026	USD	11,196,856	—	(2,241)	(2,241)
Subtotal — Depreciation									—	(1,072,795)	(1,072,795)
Total — Total Return Swap Agreements									$(54,130)	$510,111	$564,241

(a) Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $550,000.
(b) The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c) The Reference Entity Components table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
BNP Paribas S.A.	Receive	MSCI EMU Quality Index	ESTRON + 0.398%	Monthly	1,350	January—2026	EUR	6,584,530	$—	$30,842	$30,842
BNP Paribas S.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.150%	Monthly	50,627	January—2026	JPY	224,549,477	—	2,647	2,647
Citibank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.915%	Monthly	1,000	February—2026	GBP	6,726,990	—	131,447	131,447
Citibank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.560%	Monthly	300	February—2026	GBP	2,749,272	—	91,256	91,256
Citibank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.930%	Monthly	460	February—2026	GBP	4,215,550	—	139,925	139,925
Citibank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.820%	Monthly	203	March—2026	GBP	2,142,434	—	20,850	20,850
Citibank, N.A.	Receive	MSCI EMU Momentum Index	ESTRON + 0.353%	Monthly	760	January—2026	EUR	6,903,813	—	139,600	139,600
Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.070%	Monthly	202,195	February—2026	JPY	896,809,637	—	10,572	10,572
Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.070%	Monthly	102,398	February—2026	JPY	454,173,017	—	5,354	5,354
Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR - 0.090%	Monthly	96,780	February—2026	JPY	429,255,108	—	5,060	5,060
Citibank, N.A.	Receive	MSCI Japan Minimum Volatility Index	TONAR + 0.250%	Monthly	3,000	March—2026	JPY	13,250,340	—	513	513
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements(a)(b)—(continued)
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.920%	Monthly	625	March—2026	USD	8,163,575	$—	$4,147	$4,147
J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Price Momentum Total Return Index	SOFR + 0.920%	Monthly	45	March—2026	USD	587,777	—	299	299
J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Large Cap Broad Quality Total Return Index	SOFR + 0.910%	Monthly	515	March—2026	USD	8,774,158	—	37,254	37,254
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Low Volatility Net Total Return Index	SONIA + 0.895%	Monthly	150	March—2026	GBP	1,018,483	—	6,999	6,999
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Price Momentum Net Total Return Index	SONIA + 0.895%	Monthly	80	March—2026	GBP	745,829	—	7,230	7,230
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.539%	Monthly	94	January—2026	GBP	981,548	—	23,828	23,828
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.895%	Monthly	185	March—2026	GBP	1,954,542	—	16,201	16,201
J.P. Morgan Chase Bank, N.A.	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.895%	Monthly	95	March—2026	GBP	1,002,617	—	9,757	9,757
Merrill Lynch International	Receive	Invesco UK Broad Quality Net Total Return Index	SONIA + 0.509%	Monthly	173	January—2026	GBP	1,806,466	—	43,854	43,854
Merrill Lynch International	Receive	MSCI EMU Minimum Volatility Index	ESTRON + 0.339%	Monthly	1,670	March—2026	EUR	6,672,552	—	98,934	98,934
Merrill Lynch International	Receive	MSCI EMU Quality Index	ESTRON + 0.520%	Monthly	30	March—2026	EUR	146,467	—	516	516
Subtotal — Appreciation									—	827,085	827,085
Equity Risk
Citibank, N.A.	Receive	MSCI Japan Quality Index	TONAR - 0.010%	Monthly	59,956	February—2026	JPY	281,348,326	—	(11,414)	(11,414)
Citibank, N.A.	Receive	MSCI Japan Quality Index	TONAR + 0.000%	Monthly	214,033	February—2026	JPY	1,004,366,975	—	(40,746)	(40,746)
Citibank, N.A.	Receive	MSCI Japan Quality Index	TONAR + 0.020%	Monthly	148,011	February—2026	JPY	694,553,458	—	(28,177)	(28,177)
J.P. Morgan Chase Bank, N.A.	Receive	Invesco U.S. Low Volatility Total Return Index	SOFR + 0.920%	Monthly	1,030	March—2026	USD	8,896,234	—	(60,894)	(60,894)
Subtotal — Depreciation									—	(141,231)	(141,231)
Total — Total Return Swap Agreements									$—	$685,854	$685,854

(a) Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $550,000.
(b) The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Barclays Brent Crude Roll Yield Index
	Long Futures Contracts
	Brent Crude	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8
Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Seasonally Enhanced Cotton Commodity Excess Return Index
	Long Futures Contracts
	Cotton	100.00%
Canadian Imperial Bank of Commerce Seasonally Enhanced Lean Hog Commodity Index
	Long Futures Contracts
	Lean Hog	100.00%
Canadian Imperial Bank of Commerce Seasonally Enhanced Live Cattle Commodity Index
	Long Futures Contracts
	Live Cattle	100.00%
CIBZ Enhanced Sugar 2 Excess Return Index
	Long Futures Contracts
	Sugar	100.00%
Citi Commodities Benchmark (Regular Roll) Mono Index Coffee
	Long Futures Contracts
	Coffee	100.00%
Citi Commodities Curve Beta Enhanced Distributed Mono Index - WTI Crude Oil (Excess Return)
	Long Futures Contracts
	Crude Oil	100.00%
Citi Commodities Curve Beta Enhanced Extended Copper (Daily Rebalancing) Excess Return Index
	Long Futures Contracts
	Copper	100.00%
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100.00%
Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminum	100.00%
MLCISCE Excess Return Index
	Long Futures Contracts
	Corn	100.00%
MLCX Aluminum Annual Excess Return Index
	Long Futures Contracts
	Aluminum	100.00%
MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9
Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
MLCX6CTE Excess Return Index
	Long Futures Contracts
	Cotton	100.00%
S&P GSCI Aluminum Dynamic Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%
RBC Commodity SB01 Excess Return Custom Index
	Long Futures Contracts
	Sugar	100.00%
RBC Commodity SO01 Excess Return Custom Index
	Long Futures Contracts
	Soybean	100.00%
Barclays Soybean Oil Seasonal Index
	Long Futures Contracts
	Soybean Oil	100.00%
Barclays Soybeans Seasonal Index Excess Return
	Long Futures Contracts
	Soybean	100.00%
Barclays Wheat Seasonal Index
	Long Futures Contracts
	Wheat	100.00%
BNP Paribas Commodity Daily Dynamic Curve CL Index
	Long Futures Contracts
	Crude Oil	100.00%
BNP Paribas Commodity Daily Dynamic Curve CO Index
	Long Futures Contracts
	Brent Crude	100.00%
Canadian Imperial Bank of Commerce Seasonally Enhanced Bean Oil Commodity Index
	Long Futures Contracts
	Bean Oil	100.00%
Canadian Imperial Bank of Commerce Soybean Meal 1 Excess Return Commodity Index
	Long Futures Contracts
	Soybean Meal	100.00%
Enhanced Strategy AB42 on the S&P GSCI Soybeans Excess Return
	Long Futures Contracts
	Soybean Meal	100.00%
Goldman Sachs Heating Oil F0 Standard Roll Excess Return Index
	Long Futures Contracts
	Heating Oil	100.00%
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10
Invesco V.I. Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
S&P GSCI Corn Excess Return Index
	Long Futures Contracts
	Corn	100.00%
S&P GSCI Soybean Oil Excess Return Index
	Long Futures Contracts
	Soybean Oil	100.00%
S&P GSCI Wheat Excess Return A48 Strategy
	Long Futures Contracts
	Wheat	100.00%
J.P. Morgan Front Month Heating Oil Index - Excess Return
	Long Futures Contracts
	Heating Oil	100.00%
Macquarie Single Commodity Soymeal type A Excess Return
	Long Futures Contracts
	Soybean Meal	100.00%

Abbreviations:
EMU	—European Economic and Monetary Union
ESTRON	—Euro Short-Term Rate
EUR	—Euro
GBP	—British Pound Sterling
JPY	—Japanese Yen
SOFR	—Secured Overnight Financing Rate
SONIA	—Sterling Overnight Index Average
TONAR	—Tokyo Overnight Average Rate
USD	—U.S. Dollar
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11
Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $12,834,420)	$10,392,203
Investments in affiliated money market funds, at value (Cost $349,044,245)	349,044,245
Other investments:
Swaps receivable — OTC	119,959
Unrealized appreciation on swap agreements — OTC	2,464,121
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	15,623,667
Cash collateral — OTC Derivatives	550,000
Cash	823,079
Foreign currencies, at value (Cost $8,825,877)	8,789,053
Receivable for:
Fund shares sold	11,459
Dividends	1,096,799
Interest	60,329
Investment for trustee deferred compensation and retirement plans	103,422
Total assets	389,078,336
Liabilities:
Other investments:
Variation margin payable — futures contracts	1,941,369
Premiums received on swap agreements — OTC	54,130
Swaps payable — OTC	608,144
Unrealized depreciation on swap agreements—OTC	1,214,026
Payable for:
Fund shares reacquired	206,145
Accrued fees to affiliates	267,634
Accrued other operating expenses	100,907
Trustee deferred compensation and retirement plans	107,671
Total liabilities	4,500,026
Net assets applicable to shares outstanding	$384,578,310
Net assets consist of:
Shares of beneficial interest	$447,667,504
Distributable earnings (loss)	(63,089,194)
$384,578,310
Net Assets:
Series I	$26,511,862
Series II	$358,066,448
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	3,076,889
Series II	42,632,795
Series I:
Net asset value per share	$8.62
Series II:
Net asset value per share	$8.40
Consolidated Statement of Operations
For the year ended December 31, 2025
Investment income:
Interest	$1,050,202
Dividends from affiliated money market funds	15,394,896
Total investment income	16,445,098
Expenses:
Advisory fees	3,899,258
Administrative services fees	680,753
Custodian fees	64,329
Distribution fees - Series II	930,951
Transfer agent fees	20,540
Trustees’ and officers’ fees and benefits	24,801
Reports to shareholders	10,694
Professional services fees	84,408
Other	8,175
Total expenses	5,723,909
Less: Fees waived and/or expenses reimbursed	(1,918,468)
Net expenses	3,805,441
Net investment income	12,639,657
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(5,367,679)
Foreign currencies	222,930
Futures contracts	(4,819,264)
Swap agreements	19,756,082
9,792,069
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(119,099)
Foreign currencies	127,062
Futures contracts	7,440,698
Swap agreements	5,282,367
12,731,028
Net realized and unrealized gain	22,523,097
Net increase in net assets resulting from operations	$35,162,754
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12
Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$12,639,657	$17,359,236
Net realized gain	9,792,069	22,522,592
Change in net unrealized appreciation (depreciation)	12,731,028	(23,289,455)
Net increase in net assets resulting from operations	35,162,754	16,592,373
Distributions to shareholders from distributable earnings:
Series I	(3,317,401)	(2,400,906)
Series II	(24,699,139)	(23,600,140)
Total distributions from distributable earnings	(28,016,540)	(26,001,046)
Share transactions–net:
Series I	(13,792,793)	6,035,622
Series II	(31,384,275)	(27,251,986)
Net increase (decrease) in net assets resulting from share transactions	(45,177,068)	(21,216,364)
Net increase (decrease) in net assets	(38,030,854)	(30,625,037)
Net assets:
Beginning of year	422,609,164	453,234,201
End of year	$384,578,310	$422,609,164
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13
Invesco V.I. Balanced-Risk Allocation Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$8.46	$0.28	$0.50	$0.78	$(0.62)	$—	$—	$(0.62)	$8.62	9.14%	$26,512	0.70%(d)	1.16%	3.26%	19%
Year ended 12/31/24	8.68	0.37	(0.03)	0.34	(0.56)	—	—	(0.56)	8.46	3.76	39,559	0.72 (d)	1.14	4.09	10
Year ended 12/31/23	8.14	0.32	0.22	0.54	—	—	—	—	8.68	6.63	34,610	0.73 (d)	1.13	3.90	68
Year ended 12/31/22	10.76	0.06	(1.60)	(1.54)	(0.74)	(0.34)	(0.00)	(1.08)	8.14	(14.35)	41,209	0.73 (d)	1.12	0.59	140
Year ended 12/31/21	10.48	(0.08)	1.08	1.00	(0.36)	(0.36)	—	(0.72)	10.76	9.55	49,456	0.71	1.11	(0.69)	107
Series II
Year ended 12/31/25	8.27	0.26	0.46	0.72	(0.59)	—	—	(0.59)	8.40	8.69	358,066	0.95 (d)	1.41	3.01	19
Year ended 12/31/24	8.48	0.34	(0.02)	0.32	(0.53)	—	—	(0.53)	8.27	3.56	383,050	0.97 (d)	1.39	3.84	10
Year ended 12/31/23	7.97	0.30	0.21	0.51	—	—	—	—	8.48	6.40	418,624	0.98 (d)	1.38	3.65	68
Year ended 12/31/22	10.55	0.03	(1.56)	(1.53)	(0.71)	(0.34)	(0.00)	(1.05)	7.97	(14.52)	768,478	0.98 (d)	1.37	0.34	140
Year ended 12/31/21	10.29	(0.10)	1.05	0.95	(0.33)	(0.36)	—	(0.69)	10.55	9.26	931,915	0.96	1.36	(0.94)	107

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests.
Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return.
Estimated acquired fund fees from underlying funds were 0.19%, 0.19%, 0.17% and 0.11% for the years ended December 31, 2025, 2024, 2023 and 2022, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14
Invesco V.I. Balanced-Risk Allocation Fund

Notes to Consolidated Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco Cayman Commodity Fund IV Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is total return with a low to moderate correlation to traditional financial market indices.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures ("Valuation Procedures"). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
15
Invesco V.I. Balanced-Risk Allocation Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders.  As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.  Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained.  Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code.  Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions.  Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s consolidated financial statements.
16
Invesco V.I. Balanced-Risk Allocation Fund

J.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
K.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
L.
Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.
Put Options Purchased – The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts.  By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price.  In return for this right, the Fund pays an option premium.  The option’s underlying instrument may be a security, securities index, or a futures contract.  Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell.  If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses.  At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.  Realized and unrealized gains and losses on put options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.  A risk in buying an option is that the Fund pays a premium whether or not the option is exercised.  In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.
Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive
17
Invesco V.I. Balanced-Risk Allocation Fund

payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
O.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.
Other Risks - The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity futures and swaps, commodity related exchange-traded funds and exchange-traded notes and commodity linked notes, some or all of which will be owned through the Subsidiary. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended, and could negatively affect the Fund and its shareholders.
Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.950%
Next $250 million	0.925%
Next $500 million	0.900%
Next $1.5 billion	0.875%
Next $2.5 billion	0.850%
Next $2.5 billion	0.825%
Next $2.5 billion	0.800%
Over $10 billion	0.775%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.94%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in
18
Invesco V.I. Balanced-Risk Allocation Fund

the table above. To the extent the Fund invests in the Subsidiary, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from the Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from the Subsidiary.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (including fiscal year-end Acquired Fund Fees and Expenses of 0.19% and excluding certain items discussed below) of Series I and Series II shares to 0.88% and 1.13% of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $1,918,468.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $58,834 for accounting and fund administrative services and was reimbursed $621,919 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$8,953,331	$—	$8,953,331
Money Market Funds	349,044,245	—	—	349,044,245
Options Purchased	1,438,872	—	—	1,438,872
Total Investments in Securities	350,483,117	8,953,331	—	359,436,448
19
Invesco V.I. Balanced-Risk Allocation Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Assets*
Futures Contracts	$3,908,844	$—	$—	$3,908,844
Swap Agreements	—	2,464,121	—	2,464,121
	3,908,844	2,464,121	—	6,372,965
Other Investments - Liabilities*
Futures Contracts	(3,644,879)	—	—	(3,644,879)
Swap Agreements	—	(1,214,026)	—	(1,214,026)
	(3,644,879)	(1,214,026)	—	(4,858,905)
Total Other Investments	263,965	1,250,095	—	1,514,060
Total Investments	$350,747,082	$10,203,426	$—	$360,950,508

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$2,804,018	$709,459	$395,367	$3,908,844
Unrealized appreciation on swap agreements — OTC	1,566,047	898,074	—	2,464,121
Options purchased, at value — Exchange-Traded(b)	—	1,438,872	—	1,438,872
Total Derivative Assets	4,370,065	3,046,405	395,367	7,811,837
Derivatives not subject to master netting agreements	(2,804,018)	(2,148,331)	(395,367)	(5,347,716)
Total Derivative Assets subject to master netting agreements	$1,566,047	$898,074	$—	$2,464,121
	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(264,443)	$(623,031)	$(2,757,405)	$(3,644,879)
Unrealized depreciation on swap agreements — OTC	(1,070,554)	(143,472)	—	(1,214,026)
Total Derivative Liabilities	(1,334,997)	(766,503)	(2,757,405)	(4,858,905)
Derivatives not subject to master netting agreements	264,443	623,031	2,757,405	3,644,879
Total Derivative Liabilities subject to master netting agreements	$(1,070,554)	$(143,472)	$—	$(1,214,026)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.
20
Invesco V.I. Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Fund
BNP Paribas S.A.	$33,488	$(7,791)	$25,697	$—	$—	$25,697
Citibank, N.A.	597,102	(196,100)	401,002	—	(270,000)	131,002
Goldman Sachs International	22,910	—	22,910	—	—	22,910
J.P. Morgan Chase Bank, N.A.	101,270	(56,778)	44,492	(44,492)	—	—
Macquarie Bank Ltd.	—	(140)	(140)	—	—	(140)
Merrill Lynch International	143,304	(11,768)	131,536	—	—	131,536
Subtotal - Fund	898,074	(272,577)	625,497	(44,492)	(270,000)	311,005
Subsidiary
Barclays Bank PLC	53,148	(167,341)	(114,193)	—	—	(114,193)
BNP Paribas S.A.	—	(56,819)	(56,819)	—	—	(56,819)
Canadian Imperial Bank of Commerce	142,106	(241,481)	(99,375)	—	—	(99,375)
Citibank, N.A.	1,035,786	(3,073)	1,032,713	—	(1,032,713)	—
Goldman Sachs International	—	(484,487)	(484,487)	—	290,000	(194,487)
J.P. Morgan Chase Bank, N.A.	47,831	(92,734)	(44,903)	—	—	(44,903)
Macquarie Bank Ltd.	81,974	(33,966)	48,008	—	—	48,008
Merrill Lynch International	75,834	(234,485)	(158,651)	—	158,651	—
Morgan Stanley and Co. International PLC	205,201	(751)	204,450	—	—	204,450
Royal Bank of Canada	44,126	(234,456)	(190,330)	—	—	(190,330)
Subtotal - Subsidiary	1,686,006	(1,549,593)	136,413	—	(584,062)	(447,649)
Total	$2,584,080	$(1,822,170)	$761,910	$(44,492)	$(854,062)	$(136,644)
(a)
The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$2,574,736	$4,401,453	$(11,795,453)	$(4,819,264)
Options purchased(a)	-	(5,422,330)	-	(5,422,330)
Swap agreements	8,270,807	11,485,275	-	19,756,082
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	2,036,605	4,026,649	1,377,444	7,440,698
Options purchased(a)	-	(117,156)	-	(117,156)
Swap agreements	1,610,289	3,672,078	-	5,282,367
Total	$14,492,437	$18,045,969	$(10,418,009)	$22,120,397

(a)
Options purchased are included in the net realized gain (loss) from unaffiliated investment securities and the change in net unrealized appreciation (depreciation)
of unaffiliated investment securities.

The table below summarizes the average notional value of derivatives held during the period.
	Futures Contracts	Index Options Purchased	Swap Agreements
Average notional value	$469,835,138	$82,253,425	$268,699,040
Average contracts	—	904	—

21
Invesco V.I. Balanced-Risk Allocation Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$28,016,540	$26,001,046

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$33,375,546
Net unrealized appreciation (depreciation) — investments	(1,132,037)
Net unrealized appreciation (depreciation) — foreign currencies	(33,280)
Temporary book/tax differences	(59,976)
Capital loss carryforward	(95,239,447)
Shares of beneficial interest	447,667,504
Total net assets	$384,578,310
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and Subsidiary differences.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of December 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$26,593,778	$68,645,669	$95,239,447
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $5,023,040 and $2,106,020, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$6,376,297
Aggregate unrealized (depreciation) of investments	(7,508,334)
Net unrealized appreciation (depreciation) of investments	$(1,132,037)
Cost of investments for tax purposes is $362,028,415.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, income from the Subsidiary, elimination entry and derivative instruments, on December 31, 2025, undistributed net investment income was increased by $15,460,241 and undistributed net realized gain (loss) was decreased by $15,460,241. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
22
Invesco V.I. Balanced-Risk Allocation Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	1,449,861	$12,527,234	1,618,272	$14,246,634
Series II	2,373,356	20,262,624	2,114,787	18,470,431
Issued as reinvestment of dividends:
Series I	381,750	3,317,401	274,703	2,400,906
Series II	2,916,073	24,699,139	2,763,482	23,600,140
Reacquired:
Series I	(3,430,664)	(29,637,428)	(1,202,424)	(10,611,918)
Series II	(8,995,057)	(76,346,038)	(7,915,109)	(69,322,557)
Net increase (decrease) in share activity	(5,304,681)	$(45,177,068)	(2,346,289)	$(21,216,364)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 81% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

23
Invesco V.I. Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Balanced-Risk Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco V.I. Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related consolidated statement of operations for the year ended December 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
24
Invesco V.I. Balanced-Risk Allocation Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	1.39%
Qualified Business Income*	0.00%
Business Interest Income*	1.41%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
25
Invesco V.I. Balanced-Risk Allocation Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
26
Invesco V.I. Balanced-Risk Allocation Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Comstock Fund

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VK-VICOM-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–98.08%
Aerospace & Defense–1.33%
Textron, Inc.	224,935	$19,607,584
Air Freight & Logistics–2.06%
FedEx Corp.	104,949	30,315,568
Asset Management & Custody Banks–2.29%
State Street Corp.	261,809	33,775,979
Biotechnology–0.57%
Regeneron Pharmaceuticals, Inc.	10,903	8,415,699
Brewers–0.94%
Anheuser-Busch InBev S.A./N.V. (Belgium)	216,588	13,900,831
Broadline Retail–1.30%
eBay, Inc.	219,187	19,091,188
Building Products–1.54%
Johnson Controls International PLC	189,916	22,742,441
Cable & Satellite–1.79%
Charter Communications, Inc., Class A(b)(c)	75,639	15,789,641
Comcast Corp., Class A	351,966	10,520,264
		26,309,905
Communications Equipment–3.16%
Cisco Systems, Inc.(c)	512,576	39,483,729
F5, Inc.(b)	27,334	6,977,277
		46,461,006
Construction Machinery & Heavy Transportation Equipment– 2.45%
Caterpillar, Inc.(c)	32,946	18,873,775
Wabtec Corp.	80,795	17,245,693
		36,119,468
Consumer Finance–0.45%
Capital One Financial Corp.	27,178	6,586,860
Diversified Banks–9.81%
Bank of America Corp.	1,007,960	55,437,800
Citigroup, Inc.(c)	229,067	26,729,828
Fifth Third Bancorp(c)	469,940	21,997,891
Wells Fargo & Co.(c)	431,808	40,244,506
		144,410,025
Electric Utilities–0.81%
Evergy, Inc.	164,843	11,949,469
Electrical Components & Equipment–2.39%
Eaton Corp. PLC	50,463	16,072,970
Emerson Electric Co.(c)	144,094	19,124,156
		35,197,126
Fertilizers & Agricultural Chemicals–0.57%
Corteva, Inc.	124,765	8,362,998
Shares		Value
Food Distributors–1.52%
Sysco Corp.	304,534	$22,441,110
Footwear–1.24%
NIKE, Inc., Class B	286,413	18,247,372
Health Care Distributors–0.77%
Henry Schein, Inc.(b)(c)	149,205	11,276,914
Health Care Equipment–2.70%
Becton, Dickinson and Co.	72,980	14,163,229
GE HealthCare Technologies, Inc.(c)	124,747	10,231,749
Medtronic PLC	160,209	15,389,676
		39,784,654
Health Care Services–2.70%
CVS Health Corp.	501,341	39,786,422
Household Products–3.19%
Clorox Co. (The)	146,019	14,723,096
Kimberly-Clark Corp.	88,823	8,961,352
Reckitt Benckiser Group PLC (United Kingdom)	287,398	23,256,062
		46,940,510
Integrated Oil & Gas–4.66%
Chevron Corp.	224,644	34,237,992
Exxon Mobil Corp.(c)	115,227	13,866,417
Suncor Energy, Inc. (Canada)	462,994	20,538,414
		68,642,823
Interactive Media & Services–5.02%
Alphabet, Inc., Class A	165,359	51,757,367
Meta Platforms, Inc., Class A	33,440	22,073,410
		73,830,777
Investment Banking & Brokerage–0.62%
Goldman Sachs Group, Inc. (The)	10,342	9,090,618
IT Consulting & Other Services–2.36%
Cognizant Technology Solutions Corp., Class A(c)	316,983	26,309,589
DXC Technology Co.(b)	573,519	8,402,053
		34,711,642
Life & Health Insurance–0.94%
MetLife, Inc.(c)	175,975	13,891,466
Life Sciences Tools & Services–1.38%
ICON PLC(b)	70,756	12,893,158
IQVIA Holdings, Inc.(b)	32,862	7,407,424
		20,300,582
Managed Health Care–3.22%
Elevance Health, Inc.	70,912	24,858,202
Humana, Inc.	33,603	8,606,736
UnitedHealth Group, Inc.	42,351	13,980,489
		47,445,427
Movies & Entertainment–1.43%
Universal Music Group N.V. (Netherlands)	270,035	7,039,768
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Comstock Fund

Shares		Value
Movies & Entertainment–(continued)
Walt Disney Co. (The)	123,120	$14,007,362
		21,047,130
Multi-Utilities–3.03%
Dominion Energy, Inc.(c)	309,707	18,145,733
Sempra	299,282	26,423,608
		44,569,341
Oil & Gas Equipment & Services–0.56%
Tenaris S.A.	423,708	8,175,809
Oil & Gas Exploration & Production–1.75%
ConocoPhillips	194,949	18,249,176
EQT Corp.	141,235	7,570,196
		25,819,372
Paper & Plastic Packaging Products & Materials–0.87%
International Paper Co.(c)	326,365	12,855,517
Pharmaceuticals–6.71%
AstraZeneca PLC (United Kingdom)	120,719	22,340,172
Bristol-Myers Squibb Co.	194,260	10,478,384
Johnson & Johnson	107,822	22,313,763
Merck & Co., Inc.	224,623	23,643,817
Sanofi S.A., ADR	413,065	20,017,130
		98,793,266
Property & Casualty Insurance–2.10%
Allstate Corp. (The)	51,417	10,702,448
American International Group, Inc.	236,223	20,208,878
		30,911,326
Regional Banks–4.61%
Citizens Financial Group, Inc.	423,847	24,756,903
Huntington Bancshares, Inc.	1,446,526	25,097,226
M&T Bank Corp.	89,468	18,026,013
		67,880,142
Research & Consulting Services–0.91%
TransUnion(c)	155,420	13,327,265
Restaurants–3.20%
Domino’s Pizza, Inc.(c)	34,308	14,300,261
Restaurant Brands International, Inc. (Canada)	251,604	17,168,941
Starbucks Corp.	186,193	15,679,313
		47,148,515
Shares		Value
Semiconductors–3.52%
Intel Corp.(b)	459,749	$16,964,738
NXP Semiconductors N.V. (Netherlands)	110,609	24,008,790
QUALCOMM, Inc.	63,327	10,832,083
		51,805,611
Soft Drinks & Non-alcoholic Beverages–1.06%
Coca-Cola Co. (The)	222,684	15,567,838
Specialty Chemicals–1.31%
International Flavors & Fragrances, Inc.	286,549	19,310,537
Systems Software–2.81%
Microsoft Corp.	85,393	41,297,763
Telecom Tower REITs–0.77%
SBA Communications Corp., Class A	58,304	11,277,743
Tobacco–1.66%
Philip Morris International, Inc.	152,696	24,492,438
Total Common Stocks & Other Equity Interests (Cost $904,134,301)		1,443,916,077
Money Market Funds–2.58%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	13,321,956	13,321,956
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	24,739,932	24,739,932
Total Money Market Funds (Cost $38,061,888)		38,061,888
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.66% (Cost $942,196,189)		1,481,977,965
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–8.18%
Invesco Private Government Fund, 3.74%(d)(e)(f)	33,555,391	33,555,391
Invesco Private Prime Fund, 3.88%(d)(e)(f)	86,795,718	86,821,757
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $120,377,148)		120,377,148
TOTAL INVESTMENTS IN SECURITIES–108.84% (Cost $1,062,573,337)		1,602,355,113
OTHER ASSETS LESS LIABILITIES—(8.84)%		(130,149,642)
NET ASSETS–100.00%		$1,472,205,471
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Comstock Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$10,946,450	$92,467,037	$(90,091,531)	$-	$-	$13,321,956	$514,993
Invesco Treasury Portfolio, Institutional Class	20,328,278	171,724,498	(167,312,844)	-	-	24,739,932	947,061
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	23,751,088	762,377,084	(752,572,781)	-	-	33,555,391	1,058,495*
Invesco Private Prime Fund	61,891,507	1,673,106,395	(1,648,169,745)	-	(6,400)	86,821,757	2,872,853*
Total	$116,917,323	$2,699,675,014	$(2,658,146,901)	$-	$(6,400)	$158,439,036	$5,393,402

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
01/21/2026	Goldman Sachs International	USD	426,248	CAD	586,565	$1,476
01/21/2026	J.P. Morgan Chase Bank, N.A.	USD	1,564,975	CAD	2,162,414	11,859
01/21/2026	Royal Bank of Canada	USD	723,798	EUR	621,010	6,567
Subtotal—Appreciation						19,902
Currency Risk
01/21/2026	Goldman Sachs International	EUR	21,613,701	USD	25,155,062	(264,617)
01/21/2026	J.P. Morgan Chase Bank, N.A.	GBP	16,848,951	USD	22,257,494	(453,632)
01/21/2026	Royal Bank of Canada	CAD	28,408,471	USD	20,345,623	(369,870)
Subtotal—Depreciation						(1,088,119)
Total Forward Foreign Currency Contracts						$(1,068,217)

Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Comstock Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $904,134,301)*	$1,443,916,077
Investments in affiliated money market funds, at value (Cost $158,439,036)	158,439,036
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	19,902
Cash collateral from securities on loan	40,154,106
Foreign currencies, at value and cost	34
Receivable for:
Fund shares sold	23,720
Dividends	2,394,069
Investment for trustee deferred compensation and retirement plans	196,370
Total assets	1,645,143,314
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	1,088,119
Payable for:
Fund shares reacquired	9,718,130
Amount due custodian	437,303
Collateral upon return of securities loaned	160,531,254
Accrued fees to affiliates	906,589
Accrued other operating expenses	52,523
Trustee deferred compensation and retirement plans	203,925
Total liabilities	172,937,843
Net assets applicable to shares outstanding	$1,472,205,471
Net assets consist of:
Shares of beneficial interest	$793,689,850
Distributable earnings	678,515,621
$1,472,205,471
Net Assets:
Series I	$223,322,027
Series II	$1,248,883,444
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,426,757
Series II	58,658,197
Series I:
Net asset value per share	$21.42
Series II:
Net asset value per share	$21.29

*	At December 31, 2025, securities with an aggregate value of $155,824,469 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $502,842)	$32,611,795
Dividends from affiliated money market funds (includes net securities lending income of $160,233)	1,622,287
Total investment income	34,234,082
Expenses:
Advisory fees	8,135,958
Administrative services fees	2,353,342
Custodian fees	16,646
Distribution fees - Series II	3,054,865
Transfer agent fees	70,972
Trustees’ and officers’ fees and benefits	32,274
Reports to shareholders	10,089
Professional services fees	57,409
Other	15,379
Total expenses	13,746,934
Less: Fees waived and/or expenses reimbursed	(40,009)
Net expenses	13,706,925
Net investment income	20,527,157
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	143,002,627
Affiliated investment securities	(6,400)
Foreign currencies	29,956
Forward foreign currency contracts	(2,791,692)
140,234,491
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	67,890,618
Foreign currencies	8,004
Forward foreign currency contracts	(2,038,490)
65,860,132
Net realized and unrealized gain	206,094,623
Net increase in net assets resulting from operations	$226,621,780
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Comstock Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$20,527,157	$21,120,736
Net realized gain	140,234,491	151,317,173
Change in net unrealized appreciation	65,860,132	27,700,726
Net increase in net assets resulting from operations	226,621,780	200,138,635
Distributions to shareholders from distributable earnings:
Series I	(26,102,115)	(18,365,751)
Series II	(147,758,300)	(104,283,621)
Total distributions from distributable earnings	(173,860,415)	(122,649,372)
Share transactions–net:
Series I	7,784,076	(13,777,955)
Series II	(16,287,791)	(58,627,385)
Net increase (decrease) in net assets resulting from share transactions	(8,503,715)	(72,405,340)
Net increase in net assets	44,257,650	5,083,923
Net assets:
Beginning of year	1,427,947,821	1,422,863,898
End of year	$1,472,205,471	$1,427,947,821
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Comstock Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$20.72	$0.36	$3.14	$3.50	$(0.38)	$(2.42)	$(2.80)	$21.42	17.45%	$223,322	0.75%	0.75%	1.64%	20%
Year ended 12/31/24	19.67	0.36	2.64	3.00	(0.39)	(1.56)	(1.95)	20.72	15.18	207,469	0.76	0.76	1.67	19
Year ended 12/31/23	20.34	0.37	1.77	2.14	(0.39)	(2.42)	(2.81)	19.67	12.36	209,813	0.75	0.75	1.80	20
Year ended 12/31/22	21.14	0.36	(0.16)	0.20	(0.34)	(0.66)	(1.00)	20.34	1.12	207,442	0.75	0.75	1.72	21
Year ended 12/31/21	16.13	0.30	5.07	5.37	(0.36)	—	(0.36)	21.14	33.36	212,550	0.74	0.74	1.53	16
Series II
Year ended 12/31/25	20.61	0.30	3.13	3.43	(0.33)	(2.42)	(2.75)	21.29	17.14	1,248,883	1.00	1.00	1.39	20
Year ended 12/31/24	19.58	0.30	2.62	2.92	(0.33)	(1.56)	(1.89)	20.61	14.87	1,220,479	1.01	1.01	1.42	19
Year ended 12/31/23	20.25	0.32	1.77	2.09	(0.34)	(2.42)	(2.76)	19.58	12.10	1,213,051	1.00	1.00	1.55	20
Year ended 12/31/22	21.05	0.31	(0.16)	0.15	(0.29)	(0.66)	(0.95)	20.25	0.85	1,185,393	1.00	1.00	1.47	21
Year ended 12/31/21	16.07	0.25	5.05	5.30	(0.32)	—	(0.32)	21.05	33.04	1,323,433	0.99	0.99	1.28	16

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Comstock Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Comstock Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco V.I. Comstock Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9
Invesco V.I. Comstock Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $13,646 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.600%
Next $1.5 billion	0.550%
Over $2 billion	0.530%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.57%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
10
Invesco V.I. Comstock Fund

Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $40,009.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $203,526 for accounting and fund administrative services and was reimbursed $2,149,816 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $41,771 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,369,203,435	$74,712,642	$—	$1,443,916,077
Money Market Funds	38,061,888	120,377,148	—	158,439,036
Total Investments in Securities	1,407,265,323	195,089,790	—	1,602,355,113
Other Investments - Assets*
Forward Foreign Currency Contracts	—	19,902	—	19,902
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(1,088,119)	—	(1,088,119)
Total Other Investments	—	(1,068,217)	—	(1,068,217)
Total Investments	$1,407,265,323	$194,021,573	$—	$1,601,286,896

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
11
Invesco V.I. Comstock Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$19,902
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$19,902
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(1,088,119)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(1,088,119)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Goldman Sachs International	$1,476	$(264,617)	$(263,141)	$—	$—	$(263,141)
J.P. Morgan Chase Bank, N.A.	11,859	(453,632)	(441,773)	—	—	(441,773)
Royal Bank of Canada	6,567	(369,870)	(363,303)	—	—	(363,303)
Total	$19,902	$(1,088,119)	$(1,068,217)	$—	$—	$(1,068,217)
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(2,791,692)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(2,038,490)
Total	$(4,830,182)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$82,136,214

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund
12
Invesco V.I. Comstock Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$33,361,823	$26,217,618
Long-term capital gain	140,498,592	96,431,754
Total distributions	$173,860,415	$122,649,372

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$23,950,905
Undistributed long-term capital gain	128,959,206
Net unrealized appreciation — investments	525,708,918
Net unrealized appreciation — foreign currencies	4,189
Temporary book/tax differences	(107,597)
Shares of beneficial interest	793,689,850
Total net assets	$1,472,205,471
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $277,826,475 and $439,773,278, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$563,730,856
Aggregate unrealized (depreciation) of investments	(38,021,938)
Net unrealized appreciation of investments	$525,708,918
Cost of investments for tax purposes is $1,075,577,978.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2025, undistributed net investment income was increased by $29,955 and undistributed net realized gain was decreased by $29,955. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	708,771	$15,398,578	479,795	$10,204,293
Series II	3,037,013	65,530,409	2,342,802	50,056,575
Issued as reinvestment of dividends:
Series I	1,267,708	26,102,115	879,586	18,365,751
Series II	7,214,761	147,758,300	5,018,461	104,283,621
13
Invesco V.I. Comstock Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,563,073)	$(33,716,617)	(2,011,916)	$(42,347,999)
Series II	(10,810,801)	(229,576,500)	(10,101,263)	(212,967,581)
Net increase (decrease) in share activity	(145,621)	$(8,503,715)	(3,392,535)	$(72,405,340)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco V.I. Comstock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Comstock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Comstock Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco V.I. Comstock Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$140,498,592
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	75.58%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
16
Invesco V.I. Comstock Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
17
Invesco V.I. Comstock Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Core Equity Fund

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VICEQ-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–98.88%
Aerospace & Defense–2.86%
Airbus SE (France)	18,002	$4,180,492
Boeing Co. (The)(b)	38,054	8,262,285
Howmet Aerospace, Inc.	26,664	5,466,653
Northrop Grumman Corp.	7,632	4,351,843
		22,261,273
Application Software–2.96%
Intuit, Inc.	14,253	9,441,472
Salesforce, Inc.	33,117	8,773,024
Synopsys, Inc.(b)	10,305	4,840,465
		23,054,961
Asset Management & Custody Banks–0.57%
KKR & Co., Inc., Class A	34,813	4,437,961
Automobile Manufacturers–0.73%
Tesla, Inc.(b)	12,559	5,648,033
Biotechnology–1.19%
AbbVie, Inc.	40,587	9,273,724
Broadline Retail–4.40%
Amazon.com, Inc.(b)	148,594	34,298,467
Building Products–0.84%
Johnson Controls International PLC	54,962	6,581,700
Communications Equipment–1.11%
Cisco Systems, Inc.(c)	112,305	8,650,854
Construction Materials–1.23%
CRH PLC	77,094	9,621,331
Consumer Finance–2.10%
American Express Co.	24,376	9,017,901
Capital One Financial Corp.	30,377	7,362,170
		16,380,071
Consumer Staples Merchandise Retail–1.41%
Walmart, Inc.	98,561	10,980,681
Data Center REITs–0.79%
Digital Realty Trust, Inc.	39,682	6,139,202
Diversified Banks–4.46%
JPMorgan Chase & Co.	66,680	21,485,629
Wells Fargo & Co.	141,973	13,231,884
		34,717,513
Electric Utilities–1.89%
Constellation Energy Corp.	16,116	5,693,299
PPL Corp.	258,016	9,035,721
		14,729,020
Electrical Components & Equipment–2.93%
Eaton Corp. PLC	17,613	5,609,917
Emerson Electric Co.	47,978	6,367,640
Rockwell Automation, Inc.	27,907	10,857,776
		22,835,333
Shares		Value
Financial Exchanges & Data–1.21%
Cboe Global Markets, Inc.	37,497	$9,411,747
Health Care Distributors–1.16%
McKesson Corp.	11,009	9,030,573
Health Care Equipment–2.94%
Abbott Laboratories	56,841	7,121,609
Boston Scientific Corp.(b)	78,949	7,527,787
Medtronic PLC	85,824	8,244,253
		22,893,649
Health Care Facilities–0.73%
Tenet Healthcare Corp.(b)	28,470	5,657,558
Health Care Supplies–0.36%
Medline Inc., Class A(b)	66,138	2,777,796
Home Improvement Retail–0.85%
Lowe’s Cos., Inc.	27,607	6,657,704
Homebuilding–0.66%
D.R. Horton, Inc.	35,441	5,104,567
Hotels, Resorts & Cruise Lines–1.81%
Marriott International, Inc., Class A	22,065	6,845,446
Royal Caribbean Cruises Ltd.(c)	26,124	7,286,506
		14,131,952
Household Products–1.55%
Procter & Gamble Co. (The)	84,370	12,091,065
Industrial Machinery & Supplies & Components–0.62%
Lincoln Electric Holdings, Inc.	20,216	4,844,562
Industrial REITs–1.27%
Prologis, Inc.	77,285	9,866,203
Insurance Brokers–0.52%
Arthur J. Gallagher & Co.	15,728	4,070,249
Integrated Oil & Gas–1.47%
Chevron Corp.	75,372	11,487,447
Interactive Media & Services–9.83%
Alphabet, Inc., Class A	171,143	53,567,759
Meta Platforms, Inc., Class A	34,901	23,037,801
		76,605,560
Investment Banking & Brokerage–1.93%
Charles Schwab Corp. (The)	103,940	10,384,646
Raymond James Financial, Inc.	28,765	4,619,371
		15,004,017
Life Sciences Tools & Services–1.62%
Danaher Corp.	37,302	8,539,174
Lonza Group AG (Switzerland)	6,031	4,066,219
		12,605,393
Managed Health Care–1.00%
UnitedHealth Group, Inc.	23,615	7,795,548
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Core Equity Fund

Shares		Value
Multi-Utilities–0.77%
Ameren Corp.	60,413	$6,032,842
Oil & Gas Exploration & Production–0.87%
ConocoPhillips	72,623	6,798,239
Oil & Gas Storage & Transportation–0.59%
Cheniere Energy, Inc.	23,502	4,568,554
Passenger Ground Transportation–0.89%
Uber Technologies, Inc.(b)	84,934	6,939,957
Personal Care Products–0.96%
Estee Lauder Cos., Inc. (The), Class A	71,366	7,473,448
Pharmaceuticals–2.06%
Eli Lilly and Co.	14,943	16,058,942
Property & Casualty Insurance–1.82%
American International Group, Inc.	87,932	7,522,582
Hartford Insurance Group, Inc. (The)	48,411	6,671,036
		14,193,618
Restaurants–0.97%
McDonald’s Corp.	24,801	7,579,930
Semiconductor Materials & Equipment–1.16%
ASML Holding N.V., New York Shares (Netherlands)	8,425	9,013,570
Semiconductors–12.51%
ARM Holdings PLC, ADR(b)(c)	24,573	2,686,075
Broadcom, Inc.	69,730	24,133,553
NVIDIA Corp.	331,889	61,897,298
Texas Instruments, Inc.	50,288	8,724,465
		97,441,391
Specialty Chemicals–0.64%
DuPont de Nemours, Inc.	124,518	5,005,624
Systems Software–8.21%
Microsoft Corp.	119,444	57,765,507
Shares		Value
Systems Software–(continued)
ServiceNow, Inc.(b)	40,523	$6,207,719
		63,973,226
Technology Hardware, Storage & Peripherals–5.80%
Apple, Inc.	166,252	45,197,269
Tobacco–1.17%
Philip Morris International, Inc.	56,732	9,099,813
Transaction & Payment Processing Services–1.46%
Mastercard, Inc., Class A	19,898	11,359,370
Total Common Stocks & Other Equity Interests (Cost $439,379,870)		770,381,507
Money Market Funds–1.18%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	3,203,585	3,203,585
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	5,949,516	5,949,516
Total Money Market Funds (Cost $9,153,101)		9,153,101
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $448,532,971)		779,534,608
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.98%
Invesco Private Government Fund, 3.74%(d)(e)(f)	4,306,102	4,306,102
Invesco Private Prime Fund, 3.88%(d)(e)(f)	11,147,442	11,150,787
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,456,889)		15,456,889
TOTAL INVESTMENTS IN SECURITIES–102.04% (Cost $463,989,860)		794,991,497
OTHER ASSETS LESS LIABILITIES—(2.04)%		(15,897,681)
NET ASSETS–100.00%		$779,093,816
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$3,224,364	$44,628,361	$(44,649,140)	$-	$-	$3,203,585	$95,581
Invesco Treasury Portfolio, Institutional Class	5,988,108	82,881,241	(82,919,833)	-	-	5,949,516	175,905
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Core Equity Fund

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$1,215,153	$176,838,509	$(173,747,560)	$-	$-	$4,306,102	$174,833*
Invesco Private Prime Fund	3,173,499	443,583,073	(435,605,736)	-	(49)	11,150,787	471,589*
Total	$13,601,124	$747,931,184	$(736,922,269)	$-	$(49)	$24,609,990	$917,908

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Core Equity Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $439,379,870)*	$770,381,507
Investments in affiliated money market funds, at value (Cost $24,609,990)	24,609,990
Receivable for:
Fund shares sold	103,306
Dividends	528,458
Investment for trustee deferred compensation and retirement plans	371,525
Total assets	795,994,786
Liabilities:
Payable for:
Fund shares reacquired	585,417
Amount due custodian	111,378
Collateral upon return of securities loaned	15,456,889
Accrued fees to affiliates	332,902
Accrued other operating expenses	33,909
Trustee deferred compensation and retirement plans	380,475
Total liabilities	16,900,970
Net assets applicable to shares outstanding	$779,093,816
Net assets consist of:
Shares of beneficial interest	$392,844,034
Distributable earnings	386,249,782
$779,093,816
Net Assets:
Series I	$754,788,156
Series II	$24,305,660
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	20,950,122
Series II	679,766
Series I:
Net asset value per share	$36.03
Series II:
Net asset value per share	$35.76

*	At December 31, 2025, securities with an aggregate value of $15,014,851 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $74,262)	$8,752,066
Dividends from affiliated money market funds (includes net securities lending income of $19,856)	291,342
Total investment income	9,043,408
Expenses:
Advisory fees	4,679,371
Administrative services fees	1,246,184
Custodian fees	6,081
Distribution fees - Series II	57,895
Transfer agent fees	38,912
Trustees’ and officers’ fees and benefits	27,428
Reports to shareholders	10,309
Professional services fees	57,976
Other	7,523
Total expenses	6,131,679
Less: Fees waived and/or expenses reimbursed	(7,434)
Net expenses	6,124,245
Net investment income	2,919,163
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	56,377,448
Affiliated investment securities	(49)
Foreign currencies	(2,940)
56,374,459
Change in net unrealized appreciation of:
Unaffiliated investment securities	53,626,839
Foreign currencies	8,086
53,634,925
Net realized and unrealized gain	110,009,384
Net increase in net assets resulting from operations	$112,928,547
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Core Equity Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$2,919,163	$4,805,929
Net realized gain	56,374,459	57,086,961
Change in net unrealized appreciation	53,634,925	101,874,605
Net increase in net assets resulting from operations	112,928,547	163,767,495
Distributions to shareholders from distributable earnings:
Series I	(59,159,700)	(65,342,737)
Series II	(1,851,753)	(2,021,044)
Total distributions from distributable earnings	(61,011,453)	(67,363,781)
Share transactions–net:
Series I	(44,996,784)	(3,157,491)
Series II	(102,388)	(650,104)
Net increase (decrease) in net assets resulting from share transactions	(45,099,172)	(3,807,595)
Net increase in net assets	6,817,922	92,596,119
Net assets:
Beginning of year	772,275,894	679,679,775
End of year	$779,093,816	$772,275,894
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$33.62	$0.14	$5.26	$5.40	$(0.24)	$(2.75)	$(2.99)	$36.03	16.17%	$754,788	0.80%	0.80%	0.39%	31%
Year ended 12/31/24	29.29	0.22	7.24	7.46	(0.24)	(2.89)	(3.13)	33.62	25.60	749,457	0.81	0.81	0.67	46
Year ended 12/31/23	24.55	0.17	5.45	5.62	(0.21)	(0.67)	(0.88)	29.29	23.36	659,227	0.80	0.80	0.61	47
Year ended 12/31/22	37.79	0.24	(8.10)	(7.86)	(0.30)	(5.08)	(5.38)	24.55	(20.55)	682,777	0.80	0.80	0.78	88
Year ended 12/31/21	30.43	0.25	8.16	8.41	(0.24)	(0.81)	(1.05)	37.79	27.74	969,408	0.80	0.80	0.72	54
Series II
Year ended 12/31/25	33.39	0.05	5.22	5.27	(0.15)	(2.75)	(2.90)	35.76	15.88	24,306	1.05	1.05	0.14	31
Year ended 12/31/24	29.12	0.14	7.19	7.33	(0.17)	(2.89)	(3.06)	33.39	25.29	22,819	1.06	1.06	0.42	46
Year ended 12/31/23	24.40	0.10	5.42	5.52	(0.13)	(0.67)	(0.80)	29.12	23.08	20,453	1.05	1.05	0.36	47
Year ended 12/31/22	37.57	0.16	(8.05)	(7.89)	(0.20)	(5.08)	(5.28)	24.40	(20.75)	18,208	1.05	1.05	0.53	88
Year ended 12/31/21	30.27	0.16	8.11	8.27	(0.16)	(0.81)	(0.97)	37.57	27.42	25,276	1.05	1.05	0.47	54

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Core Equity Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund
8
Invesco V.I. Core Equity Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9
Invesco V.I. Core Equity Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $1,815 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.650%
Next $1.75 billion	0.600%
Over $2 billion	0.580%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.62%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
10
Invesco V.I. Core Equity Fund

Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $7,434.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $108,345 for accounting and fund administrative services and was reimbursed $1,137,839 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $9,345 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$762,134,796	$8,246,711	$—	$770,381,507
Money Market Funds	9,153,101	15,456,889	—	24,609,990
Total Investments	$771,287,897	$23,703,600	$—	$794,991,497
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
11
Invesco V.I. Core Equity Fund

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$11,240,603	$28,657,612
Long-term capital gain	49,770,850	38,706,169
Total distributions	$61,011,453	$67,363,781

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$6,100,285
Undistributed long-term capital gain	50,821,694
Net unrealized appreciation — investments	329,522,932
Net unrealized appreciation (depreciation) — foreign currencies	(2,401)
Temporary book/tax differences	(192,728)
Shares of beneficial interest	392,844,034
Total net assets	$779,093,816
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $232,322,030 and $334,757,700, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$336,603,096
Aggregate unrealized (depreciation) of investments	(7,080,164)
Net unrealized appreciation of investments	$329,522,932
Cost of investments for tax purposes is $465,468,565.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2025, undistributed net investment income was decreased by $2,940 and undistributed net realized gain was increased by $2,940. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	679,992	$23,861,185	2,637,482	$88,863,991
Series II	31,496	1,076,224	61,381	2,003,302
Issued as reinvestment of dividends:
Series I	1,663,191	59,159,700	1,966,970	65,342,737
Series II	52,428	1,851,753	61,225	2,021,044
12
Invesco V.I. Core Equity Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(3,687,051)	$(128,017,669)	(4,820,352)	$(157,364,219)
Series II	(87,615)	(3,030,365)	(141,623)	(4,674,450)
Net increase (decrease) in share activity	(1,347,559)	$(45,099,172)	(234,917)	$(3,807,595)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco V.I. Core Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco V.I. Core Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$49,770,850
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	64.84%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
15
Invesco V.I. Core Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
16
Invesco V.I. Core Equity Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Core Plus Bond Fund

2	Schedule of Investments
30	Financial Statements
32	Financial Highlights
33	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Tax Information
43	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VICPB-NCSR

Schedule of Investments(a)
December 31, 2025

Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–41.40%
Advertising–0.09%
Lamar Media Corp., 5.38%, 11/01/2033(b)	$148,000	$147,215
Aerospace & Defense–0.36%
Boeing Co. (The),
6.26%, 05/01/2027	3,000	3,079
6.30%, 05/01/2029	2,000	2,124
6.39%, 05/01/2031	3,000	3,257
6.53%, 05/01/2034	2,000	2,213
5.81%, 05/01/2050	2,000	1,970
General Dynamics Corp., 4.95%, 08/15/2035	2,000	2,044
Hexcel Corp., 5.88%, 02/26/2035	2,000	2,098
Howmet Aerospace, Inc.,
4.85%, 10/15/2031	2,000	2,057
4.55%, 11/15/2032	116,000	116,557
Huntington Ingalls Industries, Inc.,
5.35%, 01/15/2030	4,000	4,135
5.75%, 01/15/2035	4,000	4,242
L3Harris Technologies, Inc., 5.40%, 07/31/2033	1,000	1,042
Lockheed Martin Corp.,
4.15%, 08/15/2028	2,000	2,014
4.50%, 02/15/2029	3,000	3,048
4.40%, 08/15/2030	3,000	3,030
4.80%, 08/15/2034	4,000	4,043
5.00%, 08/15/2035	4,000	4,076
5.90%, 11/15/2063	2,000	2,068
RTX Corp.,
5.75%, 01/15/2029	2,000	2,095
6.00%, 03/15/2031	3,000	3,233
5.15%, 02/27/2033	2,000	2,066
6.40%, 03/15/2054	1,000	1,101
Textron, Inc., 4.95%, 03/15/2036	22,000	21,849
TransDigm, Inc.,
6.75%, 08/15/2028(b)	31,000	31,585
6.38%, 03/01/2029(b)	60,000	61,951
6.38%, 05/31/2033(b)	238,000	244,380
6.25%, 01/31/2034(b)	29,000	30,108
		561,465
Agricultural & Farm Machinery–0.16%
AGCO Corp.,
5.45%, 03/21/2027	2,000	2,028
5.80%, 03/21/2034	3,000	3,142
CNH Industrial Capital LLC, 4.75%, 03/21/2028	4,000	4,049
Deere Funding Canada Corp., 4.15%, 10/09/2030	23,000	23,005
Imperial Brands Finance PLC (United Kingdom), 5.63%, 07/01/2035(b)	200,000	205,685
John Deere Capital Corp.,
4.38%, 10/15/2030	5,000	5,055
5.10%, 04/11/2034	3,000	3,103
		246,067
Principal Amount		Value
Agricultural Products & Services–0.03%
Cargill, Inc.,
4.13%, 10/23/2030(b)	$15,000	$14,940
5.38%, 10/23/2055(b)	41,611	40,076
		55,016
Air Freight & Logistics–0.01%
GXO Logistics, Inc.,
6.25%, 05/06/2029	2,000	2,109
6.50%, 05/06/2034	4,000	4,331
United Parcel Service, Inc.,
4.65%, 10/15/2030	2,000	2,048
5.15%, 05/22/2034	2,000	2,078
5.25%, 05/14/2035	1,000	1,037
5.50%, 05/22/2054	4,000	3,892
		15,495
Apparel, Accessories & Luxury Goods–0.01%
Gildan Activewear, Inc. (Canada),
4.70%, 10/07/2030(b)	5,000	4,977
5.40%, 10/07/2035(b)	10,000	9,983
		14,960
Application Software–0.03%
Autodesk, Inc., 5.30%, 06/15/2035	2,000	2,056
Cadence Design Systems, Inc., 4.70%, 09/10/2034	4,000	4,001
Intuit, Inc., 5.20%, 09/15/2033	2,000	2,092
Roper Technologies, Inc.,
4.25%, 09/15/2028	3,000	3,011
4.50%, 10/15/2029	4,000	4,043
4.45%, 09/15/2030	4,000	4,020
4.75%, 02/15/2032	3,000	3,034
4.90%, 10/15/2034	2,000	1,996
5.10%, 09/15/2035	3,000	3,024
SS&C Technologies, Inc.,
5.50%, 09/30/2027(b)	19,000	19,030
6.50%, 06/01/2032(b)	4,000	4,165
Synopsys, Inc., 5.70%, 04/01/2055	4,000	3,972
		54,444
Asset Management & Custody Banks–0.07%
Affiliated Managers Group, Inc., 5.50%, 08/20/2034	1,000	1,026
Ameriprise Financial, Inc.,
5.70%, 12/15/2028	3,000	3,145
5.15%, 05/15/2033	1,000	1,039
5.20%, 04/15/2035	3,000	3,064
Bank of New York Mellon Corp. (The),
4.42% (SOFR + 0.68%), 06/09/2028(c)	3,000	3,004
4.89%, 07/21/2028(d)	2,000	2,032
4.98%, 03/14/2030(d)	1,000	1,030
5.06%, 07/22/2032(d)	2,000	2,074
5.83%, 10/25/2033(d)	2,000	2,160
Series J, 4.97%, 04/26/2034(d)	1,000	1,020
Series I, 3.75%(d)(e)	1,000	986
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Asset Management & Custody Banks–(continued)
Brookfield Asset Management Ltd. (Canada),
5.80%, 04/24/2035	$2,000	$2,097
6.08%, 09/15/2055	6,000	6,140
Carlyle Group, Inc. (The), 5.05%, 09/19/2035	8,000	7,891
Citadel L.P.,
6.00%, 01/23/2030(b)	4,000	4,180
6.38%, 01/23/2032(b)	2,000	2,124
Golub Capital Private Credit Fund, 5.45%, 08/15/2028(b)	3,000	3,022
Northern Trust Corp.,
4.15%, 11/19/2030	19,000	19,026
6.13%, 11/02/2032	2,000	2,184
5.12%, 11/19/2040(d)	40,000	39,960
State Street Corp.,
6.12%, 11/21/2034(d)	1,000	1,083
4.78%, 10/23/2036(d)	10,000	9,952
		118,239
Automobile Manufacturers–2.08%
American Honda Finance Corp., 4.90%, 01/10/2034	2,000	2,010
Daimler Truck Finance North America LLC (Germany),
4.65%, 10/12/2030(b)	150,000	151,138
5.00%, 10/12/2032(b)	425,000	429,862
5.63%, 01/13/2035(b)	116,000	120,175
Ford Motor Credit Co. LLC,
6.95%, 06/10/2026	242,000	244,150
7.35%, 11/04/2027	209,000	218,294
5.92%, 03/20/2028	200,000	204,765
6.80%, 05/12/2028	339,000	353,836
6.80%, 11/07/2028	200,000	209,889
7.20%, 06/10/2030	49,000	52,559
Honda Motor Co. Ltd. (Japan),
4.44%, 07/08/2028	5,000	5,049
5.34%, 07/08/2035	2,000	2,044
Hyundai Capital America,
4.88%, 06/23/2027(b)	2,000	2,023
5.00%, 01/07/2028(b)	1,000	1,016
5.60%, 03/30/2028(b)	2,000	2,059
5.35%, 03/19/2029(b)	3,000	3,090
5.30%, 01/08/2030(b)	1,000	1,031
5.80%, 04/01/2030(b)	1,000	1,049
Hyundai Capital Services, Inc. (South Korea), 5.25%, 01/22/2028(b)	201,000	205,320
Mercedes-Benz Finance North America LLC (Germany),
5.10%, 08/03/2028(b)	256,000	263,006
4.85%, 01/11/2029(b)	145,000	147,913
5.13%, 08/01/2034(b)	204,000	207,058
PACCAR Financial Corp., 4.00%, 09/26/2029	2,000	2,006
Toyota Motor Credit Corp.,
4.55%, 08/09/2029	2,000	2,033
5.10%, 03/21/2031	1,000	1,039
Volkswagen Group of America Finance LLC (Germany),
5.25%, 03/22/2029(b)	200,000	204,543
5.60%, 03/22/2034(b)	236,000	243,254
		3,280,211
Principal Amount		Value
Automotive Parts & Equipment–0.58%
American Axle & Manufacturing, Inc.,
6.38%, 10/15/2032(b)	$56,000	$57,060
7.75%, 10/15/2033(b)	18,000	18,345
BMW US Capital LLC (Germany), 4.50%, 08/11/2030(b)	4,000	4,022
Clarios Global L.P./Clarios US Finance Co., 6.75%, 02/15/2030(b)	44,000	46,049
ERAC USA Finance LLC,
5.00%, 02/15/2029(b)	3,000	3,077
4.90%, 05/01/2033(b)	2,000	2,033
Magna International, Inc. (Canada), 5.88%, 06/01/2035	3,000	3,183
ZF North America Capital, Inc. (Germany),
6.88%, 04/14/2028(b)	150,000	153,644
7.13%, 04/14/2030(b)	85,000	85,832
6.75%, 04/23/2030(b)	86,000	85,041
7.50%, 03/24/2031(b)	256,000	258,934
6.88%, 04/23/2032(b)	203,000	198,672
		915,892
Automotive Retail–0.19%
Advance Auto Parts, Inc.,
7.00%, 08/01/2030(b)	43,000	43,394
7.38%, 08/01/2033(b)	64,000	64,300
AutoZone, Inc., 5.20%, 08/01/2033	1,000	1,028
Lithia Motors, Inc., 5.50%, 10/01/2030(b)	180,000	181,360
O’Reilly Automotive, Inc., 5.00%, 08/19/2034	2,000	2,015
		292,097
Biotechnology–0.01%
AbbVie, Inc.,
4.80%, 03/15/2029	3,000	3,074
5.05%, 03/15/2034	3,000	3,084
5.40%, 03/15/2054	4,000	3,892
5.50%, 03/15/2064	3,000	2,917
Amgen, Inc., 5.15%, 03/02/2028	3,000	3,071
Gilead Sciences, Inc.,
5.25%, 10/15/2033	1,000	1,051
5.55%, 10/15/2053	2,000	1,992
		19,081
Broadcasting–0.01%
Paramount Global,
5.85%, 09/01/2043	2,000	1,648
4.95%, 05/19/2050	2,000	1,402
Univision Communications, Inc., 9.38%, 08/01/2032(b)	9,000	9,680
		12,730
Broadline Retail–0.25%
El Puerto de Liverpool S.A.B. de C.V. (Mexico), 6.66%, 01/22/2037(b)	200,000	214,480
MercadoLibre, Inc. (Brazil), 4.90%, 01/15/2033	182,000	180,469
		394,949
Building Products–0.02%
Carrier Global Corp., 5.90%, 03/15/2034	3,000	3,220
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Building Products–(continued)
CRH America Finance, Inc.,
4.40%, 02/09/2031	$9,000	$9,017
5.00%, 02/09/2036	14,000	14,054
5.60%, 02/09/2056	10,000	9,863
Lennox International, Inc., 5.50%, 09/15/2028	2,000	2,066
		38,220
Cable & Satellite–0.04%
CCO Holdings LLC/CCO Holdings Capital Corp.,
6.38%, 09/01/2029(b)	31,000	31,442
7.38%, 03/01/2031(b)	9,000	9,190
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
6.65%, 02/01/2034	3,000	3,162
5.85%, 12/01/2035	4,000	3,992
6.70%, 12/01/2055	5,000	4,798
Comcast Corp.,
5.50%, 11/15/2032	1,000	1,057
6.05%, 05/15/2055	6,000	5,933
Cox Communications, Inc., 5.70%, 06/15/2033(b)	3,000	3,027
		62,601
Cargo Ground Transportation–0.01%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(b)	3,000	3,015
5.35%, 01/12/2027(b)	2,000	2,024
5.70%, 02/01/2028(b)	3,000	3,088
5.55%, 05/01/2028(b)	1,000	1,029
6.05%, 08/01/2028(b)	1,000	1,043
5.25%, 02/01/2030(b)	3,000	3,090
Ryder System, Inc., 4.90%, 12/01/2029	2,000	2,045
		15,334
Casinos & Gaming–0.01%
Melco Resorts Finance Ltd. (Hong Kong), 6.50%, 09/24/2033(b)	15,000	15,052
Commercial & Residential Mortgage Finance–0.19%
Aviation Capital Group LLC,
6.25%, 04/15/2028(b)	2,000	2,079
6.75%, 10/25/2028(b)	3,000	3,186
4.80%, 10/24/2030(b)	4,000	4,003
Nationwide Building Society (United Kingdom), 6.56%, 10/18/2027(b)(d)	200,000	203,812
Radian Group, Inc., 6.20%, 05/15/2029	2,000	2,098
Rocket Cos., Inc.,
6.13%, 08/01/2030(b)	19,000	19,651
6.38%, 08/01/2033(b)	56,000	58,457
		293,286
Computer & Electronics Retail–0.00%
Dell International LLC/EMC Corp., 5.50%, 04/01/2035	1,000	1,031
Principal Amount		Value
Computer & Electronics Retail–(continued)
Leidos, Inc., 5.75%, 03/15/2033	$3,000	$3,180
		4,211
Construction & Engineering–0.12%
AECOM, 6.00%, 08/01/2033(b)	184,000	188,679
Construction Machinery & Heavy Transportation Equipment– 0.13%
Caterpillar, Inc., 5.20%, 05/15/2035	2,000	2,074
Cummins, Inc.,
4.70%, 02/15/2031	5,000	5,107
5.30%, 05/09/2035	2,000	2,075
Komatsu Finance America, Inc., 4.20%, 09/18/2030(b)	200,000	199,305
Westinghouse Air Brake Technologies Corp.,
4.90%, 05/29/2030	2,000	2,050
5.50%, 05/29/2035	2,000	2,091
		212,702
Construction Materials–0.00%
JH North America Holdings, Inc.,
5.88%, 01/31/2031(b)	2,000	2,044
6.13%, 07/31/2032(b)	2,000	2,054
		4,098
Consumer Electronics–0.07%
LG Electronics, Inc. (South Korea), 5.63%, 04/24/2029(b)	100,000	104,064
Consumer Finance–0.19%
American Express Co.,
5.65%, 04/23/2027(d)	1,000	1,005
4.73%, 04/25/2029(d)	2,000	2,031
5.16% (SOFR + 1.26%), 04/25/2029(c)	3,000	3,039
4.35%, 07/20/2029(d)	8,000	8,060
4.75% (SOFR + 0.81%), 07/20/2029(c)	7,000	7,009
5.53%, 04/25/2030(d)	2,000	2,087
5.02%, 04/25/2031(d)	2,000	2,062
4.92%, 07/20/2033(d)	4,000	4,072
5.44%, 01/30/2036(d)	2,000	2,078
5.67%, 04/25/2036(d)	1,000	1,056
4.80%, 10/24/2036(d)	72,000	71,123
Capital One Financial Corp.,
7.15%, 10/29/2027(d)	2,000	2,048
4.49%, 09/11/2031(d)	7,000	6,991
5.20%, 09/11/2036(d)	5,000	4,977
FirstCash, Inc., 6.88%, 03/01/2032(b)	67,000	69,777
General Motors Financial Co., Inc., 5.40%, 04/06/2026	2,000	2,007
OneMain Finance Corp.,
7.13%, 09/15/2032	51,000	53,050
6.50%, 03/15/2033	51,000	51,618
Synchrony Financial, 5.02%, 07/29/2029(d)	1,000	1,013
		295,103
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Consumer Staples Merchandise Retail–0.00%
Dollar General Corp., 5.50%, 11/01/2052	$2,000	$1,917
Distillers & Vintners–0.01%
Constellation Brands, Inc.,
4.80%, 05/01/2030	3,000	3,051
4.90%, 05/01/2033	1,000	1,006
4.95%, 11/01/2035	5,000	4,947
		9,004
Distributors–0.01%
Genuine Parts Co.,
6.50%, 11/01/2028	3,000	3,167
4.95%, 08/15/2029	4,000	4,068
6.88%, 11/01/2033	2,000	2,223
		9,458
Diversified Banks–10.69%
Australia and New Zealand Banking Group Ltd. (Australia), 6.74%, 12/08/2032(b)(f)	387,000	428,639
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 9.38%(d)(e)	200,000	223,355
Banco Santander S.A. (Spain),
5.08% (SOFR + 1.12%), 11/06/2030	400,000	400,523
5.13%, 11/06/2035	200,000	200,007
9.63%(d)(e)	200,000	221,836
9.63%(d)(e)	200,000	241,627
Bank of America Corp.,
4.90% (SOFR + 1.05%), 02/04/2028(c)	2,000	2,012
4.95%, 07/22/2028(d)	2,000	2,029
4.72% (SOFR + 0.83%), 01/24/2029(c)	3,000	3,005
5.20%, 04/25/2029(d)	1,000	1,026
4.62%, 05/09/2029(d)	1,000	1,013
4.27%, 07/23/2029(d)	1,000	1,005
4.90% (SOFR + 1.01%), 01/24/2031(c)	2,000	2,002
5.16%, 01/24/2031(d)	4,000	4,130
5.43%, 08/15/2035(d)	1,000	1,023
5.51%, 01/24/2036(d)	3,000	3,130
7.75%, 05/14/2038	232,000	281,870
6.63%(d)(e)	4,000	4,171
Series RR, 4.38%(d)(e)	8,000	7,920
Bank of Montreal (Canada),
5.30%, 06/05/2026	2,000	2,012
7.70%, 05/26/2084(d)	365,000	387,796
7.30%, 11/26/2084(d)	207,000	220,817
Bank of New York Mellon (The), 4.65% (SOFR + 0.71%), 04/20/2027(c)	260,000	260,360
Bank of Nova Scotia (The) (Canada),
8.63%, 10/27/2082(d)	306,000	325,197
8.00%, 01/27/2084(d)	54,000	58,049
6.88%, 10/27/2085(d)	312,000	320,055
Barclays PLC (United Kingdom),
6.69%, 09/13/2034(d)	207,000	229,264
5.86%, 08/11/2046(d)	200,000	205,062
BPCE S.A. (France), 6.29%, 01/14/2036(b)(d)	250,000	266,970
Principal Amount		Value
Diversified Banks–(continued)
Citigroup, Inc.,
4.96% (SOFR + 1.14%), 05/07/2028(c)	$4,000	$4,027
5.17%, 02/13/2030(d)	3,000	3,079
4.54%, 09/19/2030(d)	3,000	3,026
5.28% (SOFR + 1.46%), 05/07/2031(c)	6,000	6,095
4.50%, 09/11/2031(d)	8,000	8,027
6.17%, 05/25/2034(d)	3,000	3,188
5.83%, 02/13/2035(d)	2,000	2,079
5.17%, 09/11/2036(d)	11,000	11,108
5.41%, 09/19/2039(d)	4,000	4,031
5.61%, 03/04/2056(d)	2,000	1,993
6.63%(d)(e)	219,000	222,653
Series AA, 7.63%(d)(e)	51,000	53,513
Series BB, 7.20%(d)(e)	60,000	62,329
Series DD, 7.00%(d)(e)	107,000	112,911
Series Z, 7.38%(d)(e)	51,000	53,544
Comerica, Inc., 5.98%, 01/30/2030(d)	3,000	3,130
Cooperatieve Rabobank U.A. (Netherlands), 3.96%, 10/17/2028	250,000	251,324
Credit Agricole S.A. (France),
5.22%, 05/27/2031(b)(d)	250,000	256,752
4.82%, 09/25/2033(b)(d)	296,000	295,723
Fifth Third Bancorp,
6.34%, 07/27/2029(d)	2,000	2,107
4.77%, 07/28/2030(d)	2,000	2,024
5.63%, 01/29/2032(d)	1,000	1,050
HSBC Holdings PLC (United Kingdom),
5.60%, 05/17/2028(d)	224,000	228,231
5.21%, 08/11/2028(d)	207,000	210,550
5.29%, 11/19/2030(d)	256,000	264,222
5.13%, 03/03/2031(d)	200,000	205,037
5.24%, 05/13/2031(d)	213,000	219,522
5.40% (SOFR + 1.57%), 05/13/2031(c)	390,000	398,114
5.79%, 05/13/2036(d)	239,000	252,550
5.74%, 09/10/2036(d)	200,000	205,954
5.13%, 11/06/2036(d)	200,000	200,624
6.33%, 03/09/2044(d)	315,000	345,211
6.88%(d)(e)	216,000	224,213
7.05%(d)(e)	232,000	241,853
ING Groep N.V. (Netherlands), 5.34%, 03/19/2030(d)	200,000	206,360
JPMorgan Chase & Co.,
3.63%, 12/01/2027	2,000	1,991
5.57%, 04/22/2028(d)	3,000	3,060
4.85%, 07/25/2028(d)	2,000	2,026
4.92%, 01/24/2029(d)	2,000	2,037
5.30%, 07/24/2029(d)	1,000	1,031
6.09%, 10/23/2029(d)	2,000	2,107
5.01%, 01/23/2030(d)	2,000	2,051
5.58%, 04/22/2030(d)	1,000	1,044
5.00%, 07/22/2030(d)	2,000	2,054
4.60%, 10/22/2030(d)	3,000	3,043
5.14%, 01/24/2031(d)	3,000	3,101
5.10%, 04/22/2031(d)	5,000	5,164
4.26%, 10/22/2031(d)	28,000	27,921
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Diversified Banks–(continued)
5.72%, 09/14/2033(d)	$2,000	$2,115
5.34%, 01/23/2035(d)	1,000	1,037
5.50%, 01/24/2036(d)	2,000	2,091
5.57%, 04/22/2036(d)	4,000	4,198
4.81%, 10/22/2036(d)	38,000	37,747
5.53%, 11/29/2045(d)	2,000	2,032
Series W, 5.11% (3 mo. Term SOFR + 1.26%), 05/15/2047(c)	1,000	886
Series NN, 6.88%(d)(e)	2,000	2,122
KeyCorp, 2.55%, 10/01/2029	3,000	2,833
Lloyds Banking Group PLC (United Kingdom),
4.43%, 11/04/2031(d)	211,000	210,408
4.94%, 11/04/2036(d)	261,000	258,325
6.63%(d)(e)	200,000	199,773
Manufacturers & Traders Trust Co., 4.70%, 01/27/2028	230,000	233,124
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.16%, 04/24/2031(d)	200,000	206,182
5.41% (SOFR + 1.48%), 04/24/2031(c)	200,000	203,706
4.53%, 09/12/2031(d)	200,000	201,163
5.43%, 04/17/2035(d)	92,000	95,642
5.57%, 01/16/2036(d)	60,000	62,905
5.62%, 04/24/2036(d)	152,000	159,179
5.19%, 09/12/2036(d)	200,000	203,279
6.35%(d)(e)	256,000	261,982
8.20%(d)(e)	158,000	174,036
Mizuho Financial Group, Inc. (Japan), 5.59%, 07/10/2035(d)	268,000	281,264
Morgan Stanley Private Bank N.A.,
4.47%, 07/06/2028(d)	250,000	251,733
4.73%, 07/18/2031(d)	250,000	253,476
Multibank, Inc. (Panama), 7.75%, 02/03/2028(b)	200,000	207,401
National Australia Bank Ltd. (Australia), 5.90%, 01/14/2036(b)(d)	198,000	208,272
Nordea Bank Abp (Finland),
4.25%, 08/28/2030(b)(f)	345,000	345,648
6.30%(b)(d)(e)	200,000	205,061
Pinnacle Bank, 5.63%, 02/15/2028	250,000	255,458
PNC Financial Services Group, Inc. (The),
6.62%, 10/20/2027(d)	1,000	1,020
5.58%, 06/12/2029(d)	1,000	1,037
4.90%, 05/13/2031(d)	2,000	2,047
5.07%, 01/24/2034(d)	1,000	1,023
5.37%, 07/21/2036(d)	4,000	4,116
Series V, 6.20%(d)(e)	3,000	3,052
Series W, 6.25%(d)(e)	3,000	3,099
Royal Bank of Canada (Canada),
4.64% (SOFR + 0.71%), 01/21/2027(c)	2,000	2,009
4.95%, 02/01/2029	2,000	2,054
5.00%, 02/01/2033	1,000	1,030
7.50%, 05/02/2084(d)	338,000	359,012
6.50%, 11/24/2085(d)	211,000	210,262
Principal Amount		Value
Diversified Banks–(continued)
Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(b)(d)	$200,000	$202,061
5.01%, 10/15/2030(b)(d)	200,000	204,359
5.24%, 05/13/2031(b)(d)	200,000	206,158
5.49% (SOFR + 1.68%), 05/13/2031(b)(c)	200,000	204,920
7.75%(b)(d)(e)	288,000	300,037
Sumitomo Mitsui Financial Group, Inc. (Japan), 6.60%(d)(e)	285,000	294,983
Sumitomo Mitsui Trust Bank Ltd. (Japan), 5.35%, 03/07/2034(b)	200,000	208,300
Toronto-Dominion Bank (The) (Canada),
4.93%, 10/15/2035	10,000	9,997
8.13%, 10/31/2082(d)	247,000	260,666
Truist Bank,
4.42%, 07/24/2028(d)	267,000	268,705
4.67% (SOFR + 0.77%), 07/24/2028(c)	368,000	368,040
U.S. Bancorp,
5.78%, 06/12/2029(d)	3,000	3,119
5.38%, 01/23/2030(d)	3,000	3,108
UBS AG (Switzerland), 4.30% (SOFR + 0.50%), 05/17/2027(c)	250,000	250,327
Wells Fargo & Co.,
5.71%, 04/22/2028(d)	2,000	2,042
4.81%, 07/25/2028(d)	2,000	2,023
5.28% (SOFR + 1.37%), 04/23/2029(c)	3,000	3,039
5.57%, 07/25/2029(d)	3,000	3,109
6.30%, 10/23/2029(d)	3,000	3,171
5.20%, 01/23/2030(d)	3,000	3,090
5.15%, 04/23/2031(d)	3,000	3,097
5.39%, 04/24/2034(d)	1,000	1,041
5.56%, 07/25/2034(d)	1,000	1,049
5.50%, 01/23/2035(d)	1,000	1,044
5.61%, 04/23/2036(d)	3,000	3,146
6.85%(d)(e)	3,000	3,147
7.63%(d)(e)	3,000	3,202
Series BB, 3.90%(d)(e)	3,000	2,992
Westpac Banking Corp. (Australia), 6.82%, 11/17/2033	3,000	3,363
		16,874,863
Diversified Capital Markets–1.33%
Deutsche Bank AG (Germany), 4.47%, 12/10/2031(d)	156,000	155,503
UBS Group AG (Switzerland),
5.43%, 02/08/2030(b)(d)	200,000	206,911
4.40%, 09/23/2031(b)(d)	200,000	199,085
5.01%, 03/23/2037(b)(d)	200,000	198,314
5.53%, 05/06/2047(b)(d)	455,000	449,418
7.00%(b)(d)(e)	200,000	204,970
7.13%(b)(d)(e)	226,000	231,729
Series 28, 9.25%(b)(d)(e)	200,000	220,040
Series 33, 9.25%(b)(d)(e)	201,000	235,839
		2,101,809
Diversified Financial Services–1.86%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 6.50%, 01/31/2056(d)	241,000	249,526
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Diversified Financial Services–(continued)
Aircastle Ltd./Aircastle Ireland DAC, 5.00%, 09/15/2030(b)	$150,000	$151,655
Amrize Finance US LLC,
4.70%, 04/07/2028	2,000	2,025
4.95%, 04/07/2030	4,000	4,092
Apollo Global Management, Inc.,
6.38%, 11/15/2033	3,000	3,297
5.15%, 08/12/2035	5,000	5,012
Avolon Holdings Funding Ltd. (Ireland),
4.95%, 01/15/2028(b)	3,000	3,038
6.38%, 05/04/2028(b)	3,000	3,127
4.70%, 01/30/2031(b)	134,000	133,172
4.95%, 10/15/2032(b)	11,000	10,902
BlackRock Funding, Inc., 4.90%, 01/08/2035	2,000	2,042
Blackstone Reg Finance Co. L.L.C.,
4.30%, 11/03/2030	13,000	13,000
4.95%, 02/15/2036	14,000	13,905
Corebridge Financial, Inc.,
6.05%, 09/15/2033	2,000	2,123
5.75%, 01/15/2034	3,000	3,143
Eagle Funding LuxCo S.a.r.l. (Mexico), 5.50%, 08/17/2030(b)	1,103,000	1,124,883
Gabon Blue Bond Master Trust (Gabon), Series 2, 6.10%, 08/01/2038(b)	341,000	349,964
Jane Street Group/JSG Finance, Inc.,
7.13%, 04/30/2031(b)	30,000	31,541
6.13%, 11/01/2032(b)	107,000	108,951
6.75%, 05/01/2033(b)	209,000	218,291
LPL Holdings, Inc.,
5.70%, 05/20/2027	4,000	4,079
5.20%, 03/15/2030	2,000	2,048
5.15%, 06/15/2030	4,000	4,081
5.65%, 03/15/2035	1,000	1,026
OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	245,000	245,071
Voya Global Funding, 4.60%, 11/24/2030(b)	68,000	68,432
Wynnton Funding Trust II, 5.99%, 08/15/2055(b)	171,000	172,658
		2,931,084
Diversified Metals & Mining–0.28%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	1,000	1,032
5.25%, 09/08/2030	2,000	2,084
5.25%, 09/08/2033	3,000	3,120
5.75%, 09/05/2055	4,000	4,083
Corporacion Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033(b)	200,000	201,394
Glencore Funding LLC (Australia),
4.91%, 04/01/2028(b)	3,000	3,051
5.37%, 04/04/2029(b)	1,000	1,032
5.19%, 04/01/2030(b)	2,000	2,057
5.63%, 04/04/2034(b)	3,000	3,140
5.89%, 04/04/2054(b)	1,000	996
6.14%, 04/01/2055(b)	3,000	3,100
Principal Amount		Value
Diversified Metals & Mining–(continued)
Rio Tinto Finance (USA) PLC (Australia),
5.00%, 03/14/2032	$4,000	$4,133
5.88%, 03/14/2065	3,000	3,101
Windfall Mining Group, Inc./Groupe Minier Windfall, Inc. (South Africa), 5.85%, 05/13/2032(b)	201,000	210,068
		442,391
Diversified REITs–0.00%
ERP Operating L.P., 4.95%, 06/15/2032	3,000	3,069
VICI Properties L.P.,
5.75%, 04/01/2034	2,000	2,065
6.13%, 04/01/2054	2,000	1,995
		7,129
Diversified Support Services–0.20%
Amazon Conservation DAC (Ecuador), 6.03%, 01/16/2042(b)	270,000	280,611
Element Fleet Management Corp. (Canada),
6.32%, 12/04/2028(b)	2,000	2,110
5.04%, 03/25/2030(b)	1,000	1,023
RB Global Holdings, Inc. (Canada),
6.75%, 03/15/2028(b)	7,000	7,167
7.75%, 03/15/2031(b)	17,000	17,794
		308,705
Drug Retail–0.37%
CK Hutchison International (23) Ltd. (United Kingdom), 4.88%, 04/21/2033(b)	215,000	217,694
CVS Pass-Through Trust, 5.77%, 01/10/2033(b)	50,751	51,760
Teva Pharmaceutical Finance Netherlands IV B.V. (Israel), 5.75%, 12/01/2030	300,000	311,443
		580,897
Electric Utilities–1.81%
AEP Texas, Inc.,
3.95%, 06/01/2028(b)	162,000	161,458
5.70%, 05/15/2034	5,000	5,225
5.85%, 10/15/2055	3,000	2,948
AEP Transmission Co. LLC, 5.38%, 06/15/2035	1,000	1,034
Alabama Power Co.,
Series C, 4.30%, 03/15/2031	5,000	5,019
5.85%, 11/15/2033	3,000	3,225
5.10%, 04/02/2035	3,000	3,073
Alexander Funding Trust II, 7.47%, 07/31/2028(b)	202,000	215,459
American Electric Power Co., Inc.,
5.75%, 11/01/2027	2,000	2,063
5.20%, 01/15/2029	2,000	2,062
Series C, 5.80%, 03/15/2056(d)	45,000	44,694
Arizona Public Service Co., 5.90%, 08/15/2055	8,000	8,144
Baltimore Gas and Electric Co., 5.45%, 06/01/2035	2,000	2,073
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC (United Kingdom), 6.38%, 02/15/2032(b)	42,000	42,160
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Electric Utilities–(continued)
Capital Power (US Holdings), Inc. (Canada),
5.26%, 06/01/2028(b)	$2,000	$2,041
6.19%, 06/01/2035(b)	1,000	1,047
CenterPoint Energy Houston Electric LLC,
4.80%, 03/15/2030	4,000	4,098
5.05%, 03/01/2035	2,000	2,021
Series AJ, 4.85%, 10/01/2052	1,000	899
Commonwealth Edison Co., 5.95%, 06/01/2055	2,000	2,081
Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	1,000	1,052
5.90%, 11/15/2053	2,000	2,041
5.75%, 11/15/2055	34,000	33,937
Constellation Energy Generation LLC,
6.13%, 01/15/2034	2,000	2,169
6.50%, 10/01/2053	3,000	3,273
5.75%, 03/15/2054	1,000	993
Duke Energy Carolinas LLC,
4.85%, 03/15/2030	4,000	4,123
5.25%, 03/15/2035	3,000	3,102
5.35%, 01/15/2053	2,000	1,927
Duke Energy Corp.,
4.85%, 01/05/2029	2,000	2,042
4.95%, 09/15/2035	5,000	4,961
5.00%, 08/15/2052	1,000	884
Duke Energy Florida LLC, 4.20%, 12/01/2030	52,000	52,100
Duke Energy Indiana LLC,
5.40%, 04/01/2053	2,000	1,901
5.90%, 05/15/2055	3,000	3,062
Electricite de France S.A. (France),
6.38%, 01/13/2055(b)	184,000	192,556
9.13%(b)(d)(e)	200,000	233,378
Entergy Corp.,
7.13%, 12/01/2054(d)	2,000	2,101
5.88%, 06/15/2056(d)	72,000	72,004
6.10%, 06/15/2056(d)	28,000	27,969
Entergy Louisiana LLC,
5.15%, 09/15/2034	3,000	3,068
5.80%, 03/15/2055	2,000	2,018
Entergy Texas, Inc., 5.25%, 04/15/2035	3,000	3,082
Evergy Metro, Inc.,
4.95%, 04/15/2033	3,000	3,050
5.13%, 08/15/2035	4,000	4,044
Evergy Missouri West, Inc., 5.25%, 12/15/2035(b)	35,000	35,213
Exelon Corp.,
5.15%, 03/15/2029	2,000	2,057
5.13%, 03/15/2031	2,000	2,069
5.45%, 03/15/2034	1,000	1,041
5.88%, 03/15/2055	3,000	3,024
Conv., 3.25%, 03/15/2029(b)	149,000	148,925
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028(b)	2,000	2,044
FirstEnergy Transmission LLC,
4.55%, 01/15/2030	2,000	2,017
5.00%, 01/15/2035	2,000	2,011
Principal Amount		Value
Electric Utilities–(continued)
Florida Power & Light Co.,
4.80%, 05/15/2033	$2,000	$2,040
4.70%, 02/15/2036	67,000	66,390
5.80%, 03/15/2065	4,000	4,067
5.60%, 02/15/2066	80,000	78,827
Georgia Power Co., 4.95%, 05/17/2033	3,000	3,060
Hawaiian Electric Co., Inc., 6.00%, 10/01/2033(b)	36,000	36,519
Louisville Gas and Electric Co., 5.85%, 08/15/2055	3,000	3,026
MidAmerican Energy Co.,
5.35%, 01/15/2034	3,000	3,139
5.85%, 09/15/2054	1,000	1,033
5.30%, 02/01/2055	2,000	1,903
National Rural Utilities Cooperative Finance Corp.,
4.85%, 02/07/2029	3,000	3,070
5.00%, 02/07/2031	3,000	3,103
5.80%, 01/15/2033	2,000	2,146
5.00%, 08/15/2034	4,000	4,079
NextEra Energy Capital Holdings, Inc.,
4.90%, 03/15/2029	4,000	4,100
5.05%, 03/15/2030	2,000	2,064
5.45%, 03/15/2035	3,000	3,107
Niagara Mohawk Power Corp.,
4.65%, 10/03/2030(b)	3,000	3,023
5.29%, 01/17/2034(b)	2,000	2,035
6.00%, 07/03/2055(b)	6,000	6,098
Northern States Power Co., 5.65%, 05/15/2055	2,000	2,015
NRG Energy, Inc.,
4.73%, 10/15/2030(b)	19,000	19,036
5.75%, 01/15/2034(b)	96,000	97,027
5.41%, 10/15/2035(b)	16,000	15,992
6.00%, 01/15/2036(b)	107,000	108,473
Oglethorpe Power Corp., 5.90%, 02/01/2055	2,000	1,986
Ohio Power Co., 5.65%, 06/01/2034	2,000	2,086
Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	4,000	3,937
Oncor Electric Delivery Co. LLC,
4.65%, 11/01/2029	4,000	4,071
5.65%, 11/15/2033	1,000	1,064
5.80%, 04/01/2055(b)	2,000	2,014
PacifiCorp,
5.10%, 02/15/2029	2,000	2,042
5.30%, 02/15/2031	2,000	2,060
5.45%, 02/15/2034	1,000	1,015
5.80%, 01/15/2055	1,000	934
Pinnacle West Capital Corp.,
4.90%, 05/15/2028	4,000	4,076
5.15%, 05/15/2030	1,000	1,031
PPL Capital Funding, Inc.,
Conv., 3.00%, 12/01/2030(b)	155,000	155,409
5.25%, 09/01/2034	1,000	1,026
PPL Electric Utilities Corp., 5.55%, 08/15/2055	3,000	2,996
Public Service Co. of Colorado, 5.25%, 04/01/2053	1,000	933
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Electric Utilities–(continued)
RWE Finance US LLC (Germany),
5.13%, 09/18/2035(b)	$150,000	$149,215
5.88%, 09/18/2055(b)	150,000	146,821
San Diego Gas & Electric Co.,
5.35%, 04/01/2053	2,000	1,898
5.55%, 04/15/2054	3,000	2,920
Sierra Pacific Power Co., 5.90%, 03/15/2054	1,000	1,002
Southern Co. (The),
5.70%, 10/15/2032	3,000	3,183
4.85%, 03/15/2035	2,000	1,976
Southwestern Electric Power Co., 5.30%, 04/01/2033	3,000	3,084
Trans-Allegheny Interstate Line Co., 5.00%, 01/15/2031(b)	1,000	1,028
Union Electric Co.,
5.20%, 04/01/2034	2,000	2,060
5.25%, 04/15/2035	1,000	1,032
5.13%, 03/15/2055	2,000	1,837
Virginia Electric and Power Co.,
5.00%, 04/01/2033	3,000	3,074
Series C, 4.90%, 09/15/2035	8,000	7,965
Series D, 5.60%, 09/15/2055	8,000	7,777
Vistra Operations Co. LLC,
5.05%, 12/30/2026(b)	2,000	2,015
5.63%, 02/15/2027(b)	371,000	371,336
4.60%, 10/15/2030(b)	8,000	8,007
7.75%, 10/15/2031(b)	61,000	64,638
6.88%, 04/15/2032(b)	26,000	27,401
6.95%, 10/15/2033(b)	1,000	1,117
6.00%, 04/15/2034(b)	1,000	1,055
5.70%, 12/30/2034(b)	4,000	4,132
5.25%, 10/15/2035(b)	10,000	9,973
Wisconsin Electric Power Co., 4.15%, 10/15/2030	5,000	5,001
Xcel Energy, Inc., 4.75%, 03/21/2028	4,000	4,056
		2,865,717
Electrical Components & Equipment–0.01%
EnerSys, 4.38%, 12/15/2027(b)	7,000	6,976
Molex Electronic Technologies LLC,
4.75%, 04/30/2028(b)	1,000	1,012
5.25%, 04/30/2032(b)	1,000	1,027
Regal Rexnord Corp.,
6.30%, 02/15/2030	2,000	2,120
6.40%, 04/15/2033	2,000	2,152
		13,287
Electronic Components–0.07%
Amphenol Corp.,
4.13%, 11/15/2030	23,000	22,887
4.40%, 02/15/2033	44,000	43,551
5.00%, 01/15/2035	4,000	4,083
5.38%, 11/15/2054	2,000	1,946
5.30%, 11/15/2055	35,000	33,460
		105,927
Electronic Equipment & Instruments–0.00%
Keysight Technologies, Inc., 5.35%, 07/30/2030	2,000	2,087
Principal Amount		Value
Electronic Manufacturing Services–0.02%
EMRLD Borrower L.P./Emerald Co-Issuer, Inc., 6.63%, 12/15/2030(b)	$30,000	$31,283
Environmental & Facilities Services–0.01%
Republic Services, Inc.,
4.88%, 04/01/2029	3,000	3,079
5.00%, 12/15/2033	1,000	1,034
5.00%, 04/01/2034	3,000	3,082
Rollins, Inc., 5.25%, 02/24/2035	4,000	4,083
Veralto Corp.,
5.50%, 09/18/2026	2,000	2,017
5.35%, 09/18/2028	2,000	2,063
Waste Management, Inc., 5.35%, 10/15/2054	4,000	3,900
		19,258
Fertilizers & Agricultural Chemicals–0.04%
Mosaic Co. (The),
4.35%, 01/15/2029	36,000	36,126
4.60%, 11/15/2030	30,000	30,078
		66,204
Financial Exchanges & Data–0.07%
Intercontinental Exchange, Inc.,
3.95%, 12/01/2028	21,000	21,063
4.20%, 03/15/2031	68,000	68,069
4.95%, 06/15/2052	2,000	1,832
5.20%, 06/15/2062	1,000	919
Moody’s Corp., 5.25%, 07/15/2044	2,000	1,946
MSCI, Inc., 5.25%, 09/01/2035	3,000	3,021
Nasdaq, Inc.,
5.35%, 06/28/2028	2,000	2,065
5.55%, 02/15/2034	2,000	2,101
5.95%, 08/15/2053	2,000	2,080
6.10%, 06/28/2063	3,000	3,149
		106,245
Food Distributors–0.01%
Bunge Ltd. Finance Corp.,
4.55%, 08/04/2030	8,000	8,077
5.15%, 08/04/2035	3,000	3,048
Sysco Corp., 5.10%, 09/23/2030	3,000	3,099
		14,224
Food Retail–0.01%
Alimentation Couche-Tard, Inc. (Canada), 5.08%, 09/29/2035(b)	9,000	9,064
Kroger Co. (The), 5.65%, 09/15/2064	2,000	1,910
		10,974
Forest Products–0.06%
Georgia-Pacific LLC,
4.40%, 06/30/2028(b)	1,000	1,013
4.95%, 06/30/2032(b)	2,000	2,059
Suzano Netherlands B.V. (Brazil), 5.50%, 01/15/2036	89,000	88,288
		91,360
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Gas Utilities–0.15%
Atmos Energy Corp.,
5.90%, 11/15/2033	$3,000	$3,246
5.20%, 08/15/2035	6,000	6,198
6.20%, 11/15/2053	3,000	3,253
5.45%, 01/15/2056	7,000	6,779
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	1,000	1,042
Snam S.p.A. (Italy), 5.00%, 05/28/2030(b)	209,000	213,287
Southern Natural Gas Co. L.L.C., 5.45%, 08/01/2035(b)	2,000	2,047
Southwest Gas Corp., 5.45%, 03/23/2028	3,000	3,079
		238,931
Gold–0.02%
Fortitude Global Funding, 4.63%, 10/06/2028(b)	12,000	12,017
New Gold, Inc. (Canada), 6.88%, 04/01/2032(b)	13,000	13,859
		25,876
Health Care Distributors–0.01%
Cardinal Health, Inc.,
4.50%, 09/15/2030	3,000	3,029
5.45%, 02/15/2034	2,000	2,083
5.15%, 09/15/2035	2,000	2,033
Cencora, Inc., 5.13%, 02/15/2034	1,000	1,026
McKesson Corp.,
4.25%, 09/15/2029	2,000	2,014
4.65%, 05/30/2030	6,000	6,106
4.95%, 05/30/2032	3,000	3,086
		19,377
Health Care Equipment–0.01%
GE HealthCare Technologies, Inc., 4.80%, 01/15/2031	2,000	2,038
Smith & Nephew PLC (United Kingdom), 5.40%, 03/20/2034	3,000	3,105
Stryker Corp.,
4.25%, 09/11/2029	3,000	3,017
4.85%, 02/10/2030	4,000	4,109
5.20%, 02/10/2035	5,000	5,136
		17,405
Health Care Facilities–0.11%
Adventist Health System, 5.76%, 12/01/2034	3,000	3,102
Ascension Health,
Series 2025, 4.29%, 11/15/2030	92,000	92,185
4.92%, 11/15/2035	69,000	69,133
Universal Health Services, Inc.,
4.63%, 10/15/2029	2,000	2,011
5.05%, 10/15/2034	4,000	3,927
UPMC,
5.04%, 05/15/2033	3,000	3,066
5.38%, 05/15/2043	3,000	2,933
		176,357
Health Care REITs–0.04%
DOC DR LLC, 4.30%, 03/15/2027	2,000	2,004
Principal Amount		Value
Health Care REITs–(continued)
Healthpeak OP LLC, 5.38%, 02/15/2035	$4,000	$4,087
National Health Investors, Inc., 5.35%, 02/01/2033	4,000	3,996
Omega Healthcare Investors, Inc., 5.20%, 07/01/2030	2,000	2,036
Ventas Realty, L.P., 5.00%, 02/15/2036	54,000	53,670
		65,793
Health Care Services–0.79%
Cigna Group (The), 4.50%, 09/15/2030	3,000	3,021
CommonSpirit Health,
4.35%, 09/01/2030	11,000	10,957
5.32%, 12/01/2034	6,000	6,115
4.83%, 09/01/2035	23,000	22,765
4.98%, 09/01/2035	14,000	13,841
5.58%, 09/01/2045	9,000	8,804
5.55%, 12/01/2054	5,000	4,792
5.66%, 09/01/2055	9,000	8,704
CVS Health Corp.,
5.00%, 01/30/2029	1,000	1,021
5.25%, 01/30/2031	1,000	1,034
5.00%, 09/15/2032	3,000	3,063
5.45%, 09/15/2035	6,000	6,144
6.75%, 12/10/2054(d)	69,000	72,100
7.00%, 03/10/2055(d)	390,000	409,382
6.20%, 09/15/2055	7,000	7,112
6.00%, 06/01/2063	1,000	970
6.25%, 09/15/2065	5,000	5,036
HCA, Inc.,
4.30%, 11/15/2030	8,000	7,972
5.45%, 09/15/2034	3,000	3,089
5.75%, 03/01/2035	3,000	3,151
5.90%, 06/01/2053	2,000	1,960
6.20%, 03/01/2055	2,000	2,040
Icon Investments Six DAC,
5.81%, 05/08/2027	200,000	204,193
5.85%, 05/08/2029	209,000	218,181
6.00%, 05/08/2034	200,000	211,599
Laboratory Corp. of America Holdings, 4.35%, 04/01/2030	4,000	4,007
Piedmont Healthcare, Inc., 2.86%, 01/01/2052	3,000	1,907
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	5,000	2,971
Quest Diagnostics, Inc., 6.40%, 11/30/2033	1,000	1,108
		1,247,039
Health Care Supplies–0.00%
Solventum Corp., 5.60%, 03/23/2034	3,000	3,123
Highways & Railtracks–0.04%
Burlington Northern Santa Fe LLC,
5.55%, 03/15/2056	57,000	56,230
5.80%, 03/15/2056	6,000	6,131
		62,361
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Home Improvement Retail–0.01%
Home Depot, Inc. (The),
4.90%, 04/15/2029	$1,000	$1,029
3.95%, 09/15/2030	5,000	4,990
4.65%, 09/15/2035	6,000	5,951
Lowe’s Cos., Inc.,
5.80%, 09/15/2062	1,000	978
5.85%, 04/01/2063	1,000	981
		13,929
Homebuilding–0.00%
Toll Brothers Finance Corp., 5.60%, 06/15/2035	2,000	2,071
Hotel & Resort REITs–0.00%
Phillips Edison Grocery Center Operating Partnership I L.P.,
5.25%, 08/15/2032	2,000	2,049
5.75%, 07/15/2034	3,000	3,146
4.95%, 01/15/2035	1,000	989
		6,184
Hotels, Resorts & Cruise Lines–0.29%
Carnival Corp.,
7.00%, 08/15/2029(b)	1,000	1,050
5.75%, 03/15/2030(b)	18,000	18,527
5.88%, 06/15/2031(b)	169,000	174,689
5.75%, 08/01/2032(b)	126,000	129,469
Expedia Group, Inc., 5.40%, 02/15/2035	3,000	3,078
Hilton Domestic Operating Co., Inc.,
5.88%, 04/01/2029(b)	15,000	15,366
6.13%, 04/01/2032(b)	5,000	5,181
5.75%, 09/15/2033(b)	58,000	59,387
Marriott International, Inc.,
4.88%, 05/15/2029	3,000	3,070
4.80%, 03/15/2030	2,000	2,043
5.30%, 05/15/2034	2,000	2,063
5.35%, 03/15/2035	4,000	4,118
Marriott Ownership Resorts, Inc., 6.50%, 10/01/2033(b)	37,000	35,599
Royal Caribbean Cruises Ltd.,
6.25%, 03/15/2032(b)	1,000	1,035
6.00%, 02/01/2033(b)	2,000	2,056
		456,731
Household Appliances–0.02%
Whirlpool Corp.,
6.13%, 06/15/2030	8,000	7,997
6.50%, 06/15/2033	20,000	19,408
		27,405
Independent Power Producers & Energy Traders–0.04%
AES Corp. (The), 5.80%, 03/15/2032	1,000	1,026
Vistra Corp., 7.00%(b)(d)(e)	17,000	17,360
VoltaGrid LLC, 7.38%, 11/01/2030(b)	50,000	49,562
		67,948
Principal Amount		Value
Industrial Conglomerates–0.01%
Honeywell International, Inc.,
4.88%, 09/01/2029	$4,000	$4,115
4.95%, 09/01/2031	2,000	2,068
5.00%, 03/01/2035	4,000	4,076
		10,259
Industrial Machinery & Supplies & Components–0.07%
Enpro, Inc., 6.13%, 06/01/2033(b)	100,000	103,440
Ingersoll Rand, Inc.,
5.20%, 06/15/2027	2,000	2,033
5.40%, 08/14/2028	1,000	1,034
Nordson Corp.,
5.60%, 09/15/2028	1,000	1,036
5.80%, 09/15/2033	1,000	1,060
nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	1,000	1,043
		109,646
Insurance Brokers–0.15%
Arthur J. Gallagher & Co.,
4.85%, 12/15/2029	1,000	1,024
5.00%, 02/15/2032	3,000	3,069
5.15%, 02/15/2035	3,000	3,033
6.75%, 02/15/2054	1,000	1,107
Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	2,000	2,102
5.45%, 03/15/2053	3,000	2,918
5.70%, 09/15/2053	2,000	2,019
Willis North America, Inc.,
4.55%, 03/15/2031	100,000	100,164
5.15%, 03/15/2036	114,000	114,054
		229,490
Integrated Oil & Gas–1.34%
Ecopetrol S.A. (Colombia),
4.63%, 11/02/2031	11,000	9,868
8.88%, 01/13/2033	297,000	317,388
8.38%, 01/19/2036	48,000	49,430
5.88%, 05/28/2045	12,000	8,938
Occidental Petroleum Corp.,
5.20%, 08/01/2029	3,000	3,076
6.45%, 09/15/2036	1,000	1,066
4.63%, 06/15/2045	1,000	808
4.40%, 04/15/2046	5,000	3,975
Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	162,000	173,781
6.63%, 06/15/2035	268,000	254,483
SA Global Sukuk Ltd. (Saudi Arabia),
4.13%, 09/17/2030(b)	425,000	418,340
4.63%, 09/17/2035(b)	403,000	393,478
Saudi Arabian Oil Co. (Saudi Arabia),
4.75%, 06/02/2030(b)	214,000	217,008
5.38%, 06/02/2035(b)	253,000	261,071
		2,112,710
Integrated Telecommunication Services–0.71%
AT&T, Inc.,
4.30%, 02/15/2030	1,000	1,002
5.40%, 02/15/2034	1,000	1,037
6.05%, 08/15/2056	3,000	3,029
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Integrated Telecommunication Services–(continued)
Bell Canada (Canada),
6.88%, 09/15/2055(d)	$46,000	$47,650
7.00%, 09/15/2055(d)	18,000	18,925
Cipher Compute LLC, 7.13%, 11/15/2030(b)	161,000	164,177
TELUS Corp. (Canada),
6.38%, 06/09/2056(d)	91,000	91,190
6.63%, 06/09/2056(d)	198,000	197,893
Verizon Communications, Inc.,
5.25%, 04/02/2035	1,000	1,017
5.00%, 01/15/2036	85,000	84,311
5.75%, 11/30/2045	142,000	141,069
5.88%, 11/30/2055	40,313	39,857
6.00%, 11/30/2065	57,000	56,317
WULF Compute LLC, 7.75%, 10/15/2030(b)	95,000	97,946
Zegona Finance PLC (United Kingdom), 8.63%, 07/15/2029(b)	159,000	169,132
		1,114,552
Interactive Media & Services–0.68%
Alphabet, Inc.,
4.38%, 11/15/2032	6,000	6,022
4.70%, 11/15/2035	17,000	17,011
5.35%, 11/15/2045	36,000	35,800
5.45%, 11/15/2055	22,000	21,597
5.30%, 05/15/2065	4,000	3,765
Flutter Treasury DAC (Ireland), 5.88%, 06/04/2031(b)	281,000	285,059
Match Group Holdings II LLC, 6.13%, 09/15/2033(b)	101,000	102,285
Meta Platforms, Inc.,
4.55%, 08/15/2031	4,000	4,072
4.75%, 08/15/2034	4,000	4,035
4.88%, 11/15/2035	104,000	103,901
5.40%, 08/15/2054	2,000	1,862
5.63%, 11/15/2055	78,000	74,921
5.75%, 05/15/2063	2,000	1,923
5.55%, 08/15/2064	3,000	2,785
5.75%, 11/15/2065	125,000	119,338
WarnerMedia Holdings, Inc., 5.05%, 03/15/2042(f)	413,000	291,681
		1,076,057
Internet Services & Infrastructure–0.76%
Beignet Investor LLC, 6.58%, 05/30/2049(b)	1,019,000	1,077,499
CoreWeave, Inc.,
9.25%, 06/01/2030(b)	102,000	94,942
9.00%, 02/01/2031(b)	37,000	33,958
		1,206,399
Investment Banking & Brokerage–0.42%
Brookfield Finance, Inc. (Canada), 5.33%, 01/15/2036	11,000	11,021
Charles Schwab Corp. (The),
4.34%, 11/14/2031(d)	95,000	94,888
4.91%, 11/14/2036(d)	108,000	107,324
Series K, 5.00%(d)(e)	2,000	2,014
Principal Amount		Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The),
5.20% (SOFR + 1.29%), 04/23/2028(c)	$3,000	$3,028
5.73%, 04/25/2030(d)	3,000	3,135
5.05%, 07/23/2030(d)	2,000	2,050
4.69%, 10/23/2030(d)	2,000	2,028
5.21%, 01/28/2031(d)	3,000	3,100
5.22%, 04/23/2031(d)	3,000	3,099
4.37%, 10/21/2031(d)	42,000	41,909
5.85%, 04/25/2035(d)	2,000	2,127
5.33%, 07/23/2035(d)	2,000	2,056
5.54%, 01/28/2036(d)	2,000	2,077
4.94%, 10/21/2036(d)	31,000	30,786
5.73%, 01/28/2056(d)	4,000	4,046
Series V, 4.13%(d)(e)	17,000	16,849
Series W, 7.50%(d)(e)	77,000	82,039
Series X, 7.50%(d)(e)	109,000	115,464
Morgan Stanley,
5.12%, 02/01/2029(d)	3,000	3,063
4.99%, 04/12/2029(d)	4,000	4,080
5.16%, 04/20/2029(d)	3,000	3,069
5.45%, 07/20/2029(d)	2,000	2,064
6.41%, 11/01/2029(d)	2,000	2,120
5.17%, 01/16/2030(d)	3,000	3,081
5.04%, 07/19/2030(d)	4,000	4,102
4.65%, 10/18/2030(d)	4,000	4,049
5.19%, 04/17/2031(d)	3,000	3,094
5.25%, 04/21/2034(d)	1,000	1,030
5.42%, 07/21/2034(d)	2,000	2,081
5.47%, 01/18/2035(d)	2,000	2,080
5.83%, 04/19/2035(d)	2,000	2,126
5.32%, 07/19/2035(d)	1,000	1,030
5.59%, 01/18/2036(d)	3,000	3,136
5.66%, 04/17/2036(d)	4,000	4,201
5.95%, 01/19/2038(d)	3,000	3,158
Series I, 4.36%, 10/22/2031(d)	43,000	42,868
4.89%, 10/22/2036(d)	45,000	44,619
Raymond James Financial, Inc., 4.90%, 09/11/2035	7,000	6,963
		671,054
IT Consulting & Other Services–0.63%
International Business Machines Corp.,
4.80%, 02/10/2030	382,000	390,900
5.20%, 02/10/2035	261,000	267,920
5.70%, 02/10/2055(f)	348,000	343,195
		1,002,015
Leisure Facilities–0.03%
Vail Resorts, Inc., 5.63%, 07/15/2030(b)	44,000	44,869
Leisure Products–0.04%
Brunswick Corp., 5.85%, 03/18/2029	3,000	3,107
Polaris, Inc., 5.60%, 03/01/2031	66,000	66,715
		69,822
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Life & Health Insurance–2.68%
200 Park Funding Trust, 5.74%, 02/15/2055(b)	$192,000	$191,375
AIA Group Ltd. (Hong Kong),
5.38%, 04/05/2034(b)	200,000	207,137
4.95%, 03/30/2035(b)	200,000	201,538
5.40%, 09/30/2054(b)	200,000	191,724
American National Global Funding, 5.55%, 01/28/2030(b)	2,000	2,055
American National Group, Inc.,
6.00%, 07/15/2035	2,000	2,029
7.00%, 12/01/2055(d)	129,000	129,704
Athene Global Funding, 5.58%, 01/09/2029(b)	4,000	4,111
Athene Holding Ltd.,
6.25%, 04/01/2054	2,000	1,947
6.63%, 05/19/2055	2,000	2,038
Belrose Funding Trust II, 6.79%, 05/15/2055(b)	283,000	294,969
Constellation Global Funding, 4.85%, 10/22/2030(b)	28,000	27,806
Corebridge Global Funding,
5.90%, 09/19/2028(b)	1,000	1,046
5.20%, 01/12/2029(b)	1,000	1,027
5.20%, 06/24/2029(b)	2,000	2,055
Dai-ichi Life Insurance Co. Ltd. (The) (Japan), 6.20%(b)(d)(e)	200,000	209,734
GA Global Funding Trust,
5.50%, 01/08/2029(b)	80,000	82,277
4.50%, 09/18/2030(b)	375,000	371,251
High Street Funding Trust III, 5.81%, 02/15/2055(b)	105,000	104,679
Jackson National Life Global Funding, 4.70%, 06/05/2028(b)	150,000	151,655
Lincoln Financial Global Funding, 4.63%, 08/18/2030(b)	6,000	6,044
Lincoln National Corp., 5.35%, 11/15/2035	51,000	51,479
MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(g)	784,000	727,552
MassMutual Global Funding II, 4.55%, 05/07/2030(b)	200,000	202,081
MetLife, Inc.,
5.25%, 01/15/2054	1,000	953
Series G, 6.35%, 03/15/2055(d)	3,000	3,165
Nippon Life Insurance Co. (Japan),
5.95%, 04/16/2054(b)(d)	226,000	235,457
6.50%, 04/30/2055(b)(d)	200,000	215,483
Penn Mutual Life Insurance Co. (The), 3.80%, 04/29/2061(b)	2,000	1,333
Pricoa Global Funding I, 4.65%, 08/27/2031(b)	150,000	152,057
Protective Life Corp.,
4.70%, 01/15/2031(b)	63,000	63,309
5.35%, 12/15/2035(b)	111,000	112,295
Prudential Financial, Inc., 5.20%, 03/14/2035	2,000	2,052
Wynnton Funding Trust, 5.25%, 08/15/2035(b)	283,000	284,914
		4,238,331
Principal Amount		Value
Managed Health Care–0.01%
UnitedHealth Group, Inc.,
5.25%, 02/15/2028	$3,000	$3,084
5.30%, 02/15/2030	2,000	2,086
5.35%, 02/15/2033	1,000	1,042
5.05%, 04/15/2053	3,000	2,708
5.63%, 07/15/2054	2,000	1,964
		10,884
Marine Transportation–0.27%
A.P. Moller - Maersk A/S, 5.88%, 09/14/2033(b)	1,000	1,065
NCL Corp. Ltd.,
5.88%, 01/15/2031(b)	67,000	66,784
6.25%, 09/15/2033(b)	65,000	65,003
Stena International S.A. (Sweden), 7.63%, 02/15/2031(b)	92,000	94,836
Viking Cruises Ltd., 5.88%, 10/15/2033(b)	193,000	196,079
		423,767
Metal, Glass & Plastic Containers–0.34%
Ball Corp., 5.50%, 09/15/2033	225,000	229,551
Crown Americas LLC, 5.88%, 06/01/2033(b)	86,000	88,028
Smurfit Kappa Treasury Unlimited Co. (Ireland),
5.20%, 01/15/2030	112,000	115,657
5.44%, 04/03/2034	103,000	106,682
		539,918
Movies & Entertainment–0.00%
Netflix, Inc., 5.40%, 08/15/2054	1,000	970
Multi-Family Residential REITs–0.01%
AvalonBay Communities, Inc., 5.30%, 12/07/2033	2,000	2,088
Invitation Homes Operating Partnership L.P., 4.88%, 02/01/2035	3,000	2,970
Mid-America Apartments L.P., 5.30%, 02/15/2032	2,000	2,091
UDR, Inc., 5.13%, 09/01/2034	1,000	1,014
		8,163
Multi-line Insurance–0.16%
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	240,000	247,063
Multi-Utilities–0.16%
Algonquin Power & Utilities Corp. (Canada), 5.37%, 06/15/2026	3,000	3,015
Ameren Illinois Co., 4.95%, 06/01/2033	3,000	3,072
Black Hills Corp., 6.15%, 05/15/2034	2,000	2,146
Dominion Energy, Inc.,
5.38%, 11/15/2032	2,000	2,080
6.00%, 02/15/2056(d)	7,000	7,037
6.20%, 02/15/2056(d)	7,000	7,009
DTE Electric Co.,
5.20%, 03/01/2034	2,000	2,068
5.85%, 05/15/2055	3,000	3,083
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Multi-Utilities–(continued)
DTE Energy Co., 4.95%, 07/01/2027	$2,000	$2,027
ENGIE S.A. (France), 5.25%, 04/10/2029(b)	204,000	210,920
NiSource, Inc.,
5.25%, 03/30/2028	3,000	3,078
5.35%, 04/01/2034	4,000	4,133
5.85%, 04/01/2055	4,000	3,991
Sempra, 6.88%, 10/01/2054(d)	3,000	3,095
WEC Energy Group, Inc., 5.15%, 10/01/2027	2,000	2,041
		258,795
Office REITs–0.13%
Boston Properties L.P.,
Conv., 2.00%, 10/01/2030(b)	148,000	143,634
5.75%, 01/15/2035	4,000	4,116
COPT Defense Properties L.P., 4.50%, 10/15/2030	5,000	4,984
Cousins Properties L.P.,
5.38%, 02/15/2032	2,000	2,062
5.88%, 10/01/2034	2,000	2,093
Piedmont Operating Partnership L.P.,
6.88%, 07/15/2029	2,000	2,125
5.63%, 01/15/2033	45,000	45,485
		204,499
Oil & Gas Equipment & Services–0.00%
Northern Natural Gas Co., 5.63%, 02/01/2054(b)	2,000	1,931
Oil & Gas Exploration & Production–0.05%
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029(b)	23,000	24,108
ConocoPhillips Co., 5.70%, 09/15/2063	2,000	1,929
Diamondback Energy, Inc.,
5.20%, 04/18/2027	3,000	3,045
5.15%, 01/30/2030	4,000	4,119
5.90%, 04/18/2064	1,000	945
EOG Resources, Inc.,
4.40%, 07/15/2028	1,000	1,011
5.35%, 01/15/2036	1,000	1,028
5.95%, 07/15/2055	3,000	3,057
Expand Energy Corp., 5.38%, 03/15/2030	3,000	3,041
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.88%, 05/15/2034(b)	6,000	5,631
7.25%, 02/15/2035(b)	17,000	16,167
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	15,381	15,719
Woodside Finance Ltd. (Australia), 5.70%, 05/19/2032	2,000	2,082
		81,882
Oil & Gas Refining & Marketing–0.18%
Sunoco L.P.,
5.63%, 03/15/2031(b)	67,000	67,526
5.88%, 03/15/2034(b)	125,000	125,048
7.88%(b)(d)(e)	84,000	86,355
		278,929
Principal Amount		Value
Oil & Gas Storage & Transportation–1.68%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
6.63%, 02/01/2032(b)	$36,000	$37,284
5.75%, 10/15/2033(b)	258,000	259,695
Cheniere Energy Partners L.P., 5.95%, 06/30/2033	1,000	1,061
Columbia Pipelines Holding Co. LLC,
6.06%, 08/15/2026(b)	3,000	3,028
5.10%, 10/01/2031(b)	4,000	4,076
Columbia Pipelines Operating Co. LLC, 5.70%, 10/01/2054(b)	4,000	3,789
Eastern Energy Gas Holdings LLC, 5.65%, 10/15/2054	3,000	2,905
Enbridge, Inc. (Canada),
5.70%, 03/08/2033	1,000	1,054
7.63%, 01/15/2083(d)	2,000	2,179
Energy Transfer L.P.,
6.10%, 12/01/2028	2,000	2,102
6.40%, 12/01/2030	2,000	2,161
5.55%, 05/15/2034	2,000	2,058
5.95%, 05/15/2054	2,000	1,899
8.00%, 05/15/2054(d)	70,000	74,778
6.05%, 09/01/2054	2,000	1,925
7.13%, 10/01/2054(d)	291,000	298,794
6.50%, 02/15/2056(d)	270,000	269,227
6.75%, 02/15/2056(d)	195,000	195,850
Enterprise Products Operating LLC,
4.30%, 06/20/2028	5,000	5,044
4.60%, 01/15/2031	24,000	24,302
5.20%, 01/15/2036	12,000	12,223
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
5.85%, 02/23/2036(b)	205,000	214,693
6.13%, 02/23/2038(b)	200,000	212,703
6.51%, 02/23/2042(b)	200,000	218,677
6.10%, 08/23/2042(b)	200,000	208,659
Gulfstream Natural Gas System L.L.C., 5.60%, 07/23/2035(b)	6,000	6,164
Kinder Morgan, Inc.,
5.15%, 06/01/2030	1,000	1,034
4.80%, 02/01/2033	2,000	2,005
5.20%, 06/01/2033	1,000	1,029
5.85%, 06/01/2035	1,000	1,058
Kodiak Gas Services LLC, 6.50%, 10/01/2033(b)	38,000	38,826
MPLX L.P.,
4.80%, 02/15/2031	6,000	6,072
5.00%, 01/15/2033	6,000	6,034
5.40%, 09/15/2035	8,000	8,062
4.95%, 03/14/2052	2,000	1,682
6.20%, 09/15/2055	5,000	4,961
NGL Energy Operating LLC/NGL Energy Finance Corp., 8.38%, 02/15/2032(b)	19,000	19,688
Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032(b)	10,000	10,198
South Bow Canadian Infrastructure Holdings Ltd. (Canada),
7.50%, 03/01/2055(d)	38,000	40,640
7.63%, 03/01/2055(d)	67,000	70,091
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Oil & Gas Storage & Transportation–(continued)
South Bow USA Infrastructure Holdings LLC (Canada),
5.03%, 10/01/2029	$2,000	$2,030
5.58%, 10/01/2034	1,000	1,010
6.18%, 10/01/2054	1,000	962
Southern Co. Gas Capital Corp.,
Series A, 4.05%, 09/15/2028	4,000	4,002
5.75%, 09/15/2033	2,000	2,121
Series B, 5.10%, 09/15/2035	3,000	3,031
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	39,000	40,455
Venture Global LNG, Inc.,
9.50%, 02/01/2029(b)	36,000	37,336
9.88%, 02/01/2032(b)	14,000	14,472
Venture Global Plaquemines LNG LLC,
7.50%, 05/01/2033(b)	22,000	23,783
6.50%, 01/15/2034(b)	18,000	18,446
7.75%, 05/01/2035(b)	40,000	43,820
6.75%, 01/15/2036(b)	17,000	17,421
Western Midstream Operating L.P.,
4.80%, 03/01/2031	78,000	77,987
6.15%, 04/01/2033	1,000	1,061
5.45%, 11/15/2034	1,000	1,008
5.50%, 12/15/2035	74,000	73,634
Williams Cos., Inc. (The),
5.30%, 08/15/2028	2,000	2,059
4.80%, 11/15/2029	4,000	4,083
5.65%, 03/15/2033	1,000	1,054
5.15%, 03/15/2034	2,000	2,036
5.80%, 11/15/2054	4,000	3,956
6.00%, 03/15/2055	2,000	2,044
		2,655,521
Other Specialty Retail–0.02%
Tractor Supply Co., 5.25%, 05/15/2033	3,000	3,103
VSP Optical Group, Inc., 5.45%, 12/01/2035(b)	28,000	28,197
		31,300
Packaged Foods & Meats–0.02%
Campbell’s Co. (The),
5.20%, 03/21/2029	2,000	2,049
5.40%, 03/21/2034	1,000	1,019
5.25%, 10/13/2054	2,000	1,818
J.M. Smucker Co. (The), 6.20%, 11/15/2033	3,000	3,253
Mars, Inc.,
4.80%, 03/01/2030(b)	4,000	4,089
5.00%, 03/01/2032(b)	1,000	1,031
5.20%, 03/01/2035(b)	3,000	3,085
5.65%, 05/01/2045(b)	2,000	2,017
5.70%, 05/01/2055(b)	1,000	997
5.80%, 05/01/2065(b)	3,000	3,016
McCormick & Co., Inc., 4.70%, 10/15/2034	2,000	1,972
Post Holdings, Inc., 6.25%, 10/15/2034(b)	6,000	6,039
		30,385
Principal Amount		Value
Paper & Plastic Packaging Products & Materials–0.01%
Graphic Packaging International LLC, 6.38%, 07/15/2032(b)	$11,000	$11,219
Paper Products–0.00%
Magnera Corp., 7.25%, 11/15/2031(b)	7,000	6,879
Passenger Airlines–0.09%
American Airlines Pass-Through Trust,
Series 2021-1, Class A, 2.88%, 07/11/2034	839	768
Series B, 5.65%, 11/11/2034	20,000	20,125
4.90%, 05/11/2038	53,000	52,771
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	50,903	51,002
AS Mileage Plan IP Ltd.,
5.02%, 10/20/2029(b)	2,000	2,017
5.31%, 10/20/2031(b)	2,000	2,019
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(b)	3,195	2,927
Delta Air Lines, Inc.,
4.95%, 07/10/2028	6,000	6,109
5.25%, 07/10/2030	2,000	2,056
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/2028(b)	4,751	4,781
United Airlines Pass-Through Trust,
Series 2020-1, Class A, 5.88%, 10/15/2027	1,020	1,047
Series 24-A, 5.88%, 02/15/2037	1,931	1,985
Series AA, 5.45%, 02/15/2037	1,931	1,992
		149,599
Passenger Ground Transportation–0.01%
Uber Technologies, Inc.,
4.30%, 01/15/2030	4,000	4,028
4.15%, 01/15/2031	5,000	4,984
4.80%, 09/15/2035	6,000	5,972
5.35%, 09/15/2054	2,000	1,909
		16,893
Pharmaceuticals–1.42%
AstraZeneca Finance LLC (United Kingdom),
4.85%, 02/26/2029	1,000	1,027
4.90%, 02/26/2031	3,000	3,106
Bristol-Myers Squibb Co.,
5.75%, 02/01/2031	3,000	3,210
6.40%, 11/15/2063	1,000	1,096
Eli Lilly and Co.,
4.70%, 02/09/2034	2,000	2,028
4.88%, 02/27/2053	1,000	914
5.00%, 02/09/2054	3,000	2,805
5.55%, 10/15/2055	6,000	6,047
5.10%, 02/09/2064	3,000	2,765
5.20%, 08/14/2064	3,000	2,837
5.65%, 10/15/2065	5,000	5,042
EMD Finance LLC (Germany),
4.13%, 08/15/2028(b)	151,000	151,508
4.38%, 10/15/2030(b)	296,000	297,036
4.63%, 10/15/2032(b)	150,000	150,450
5.00%, 10/15/2035(b)	150,000	150,843
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Pharmaceuticals–(continued)
Merck & Co., Inc.,
4.15%, 03/15/2031	$233,000	$232,334
4.45%, 12/04/2032	53,000	53,090
4.75%, 12/04/2035	86,000	85,712
4.90%, 05/17/2044	2,000	1,883
5.55%, 12/04/2055	112,000	110,593
5.15%, 05/17/2063	2,000	1,839
5.70%, 12/04/2065	95,000	94,063
Novartis Capital Corp.,
4.20%, 09/18/2034	4,000	3,918
4.70%, 09/18/2054	4,000	3,569
Pfizer, Inc.,
4.20%, 11/15/2030	62,000	62,303
4.50%, 11/15/2032	69,000	69,179
5.60%, 11/15/2055	88,000	87,267
5.70%, 11/15/2065	95,000	93,472
Takeda U.S. Financing, Inc.,
5.20%, 07/07/2035(f)	354,000	360,729
5.90%, 07/07/2055	200,000	202,516
Zoetis, Inc., 4.15%, 08/17/2028	3,000	3,017
		2,246,198
Property & Casualty Insurance–0.02%
Allstate Corp. (The), 4.20%, 12/15/2046	2,000	1,649
American International Group, Inc., 4.85%, 05/07/2030	4,000	4,102
CNA Financial Corp., 5.20%, 08/15/2035	10,000	10,053
Fairfax Financial Holdings Ltd. (Canada), 6.10%, 03/15/2055	2,000	2,016
Hanover Insurance Group, Inc. (The), 5.50%, 09/01/2035	6,000	6,104
Travelers Cos., Inc. (The),
5.05%, 07/24/2035	4,000	4,068
5.45%, 05/25/2053	2,000	1,972
5.70%, 07/24/2055	5,000	5,111
		35,075
Rail Transportation–0.00%
Canadian Pacific Railway Co. (Canada), 5.20%, 03/30/2035	3,000	3,089
Real Estate Development–0.02%
Essential Properties L.P., 5.40%, 12/01/2035	4,000	4,009
Prologis Targeted U.S. Logistics Fund L.P.,
4.25%, 01/15/2031(b)	10,000	9,931
4.75%, 01/15/2036(b)	21,000	20,567
		34,507
Regional Banks–0.21%
Pinnacle Financial Partners, Inc., 6.17%, 11/01/2030(d)	2,000	2,079
Regions Financial Corp., 5.72%, 06/06/2030(d)	1,000	1,043
Truist Financial Corp., 4.96%, 10/23/2036(d)	69,000	68,291
Zions Bancorp. N.A., 4.70%, 08/18/2028(d)	259,000	259,199
		330,612
Principal Amount		Value
Reinsurance–0.15%
Fortitude Group Holdings LLC, 6.25%, 04/01/2030(b)	$2,000	$2,085
Global Atlantic (Fin) Co.,
6.75%, 03/15/2054(b)	4,000	4,090
7.95%, 10/15/2054(b)(d)	75,000	77,854
7.25%, 03/01/2056(b)(d)	144,000	144,743
RGA Global Funding, 5.00%, 08/25/2032(b)	7,000	7,058
		235,830
Renewable Electricity–0.01%
Idaho Power Co., 5.20%, 08/15/2034	3,000	3,092
Southern Power Co.,
Series A, 4.25%, 10/01/2030	6,000	5,987
Series B, 4.90%, 10/01/2035	8,000	7,919
		16,998
Research & Consulting Services–0.01%
Verisk Analytics, Inc.,
4.50%, 08/15/2030	4,000	4,032
5.13%, 02/15/2036	7,000	7,049
		11,081
Restaurants–0.19%
1011778 BC ULC/New Red Finance, Inc. (Canada), 5.63%, 09/15/2029(b)	41,000	41,797
Arcos Dorados B.V. (Brazil), 6.38%, 01/29/2032(b)	220,000	233,394
McDonald’s Corp.,
4.80%, 08/14/2028	3,000	3,064
4.60%, 05/15/2030	1,000	1,018
4.40%, 02/12/2031	9,000	9,075
4.95%, 08/14/2033	4,000	4,130
4.95%, 03/03/2035	2,000	2,027
5.00%, 02/13/2036	8,000	8,068
		302,573
Retail REITs–0.03%
Agree L.P., 5.63%, 06/15/2034	3,000	3,146
Brixmor Operating Partnership L.P.,
4.85%, 02/15/2033	6,000	6,015
5.75%, 02/15/2035	3,000	3,153
Kimco Realty OP LLC,
4.85%, 03/01/2035	3,000	2,988
5.30%, 02/01/2036	3,000	3,079
Kite Realty Group L.P.,
4.95%, 12/15/2031	4,000	4,072
5.50%, 03/01/2034	2,000	2,065
NNN REIT, Inc.,
5.60%, 10/15/2033	3,000	3,143
5.50%, 06/15/2034	1,000	1,038
Realty Income Corp.,
2.20%, 06/15/2028	2,000	1,920
5.63%, 10/13/2032	2,000	2,121
4.50%, 02/01/2033	10,000	9,897
5.13%, 04/15/2035	2,000	2,035
5.38%, 09/01/2054	2,000	1,936
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Retail REITs–(continued)
Regency Centers L.P.,
5.00%, 07/15/2032	$1,000	$1,025
5.25%, 01/15/2034	1,000	1,029
5.10%, 01/15/2035	1,000	1,015
Simon Property Group L.P., 4.75%, 09/26/2034	4,000	3,980
		53,657
Self-Storage REITs–0.02%
Americold Realty Operating Partnership L.P.,
5.60%, 05/15/2032	2,000	2,015
5.41%, 09/12/2034	2,000	1,952
Extra Space Storage L.P.,
5.70%, 04/01/2028	2,000	2,067
4.95%, 01/15/2033	3,000	3,039
5.40%, 02/01/2034	3,000	3,086
Goodman US Finance Six LLC (Australia), 5.13%, 10/07/2034(b)	1,000	1,007
Prologis L.P.,
4.88%, 06/15/2028	2,000	2,049
4.75%, 01/15/2031	4,000	4,094
5.13%, 01/15/2034	1,000	1,028
5.00%, 03/15/2034	3,000	3,061
5.00%, 01/31/2035	4,000	4,057
5.25%, 05/15/2035	2,000	2,066
5.25%, 03/15/2054	2,000	1,902
Public Storage Operating Co., 5.35%, 08/01/2053	1,000	971
		32,394
Semiconductors–2.32%
Broadcom, Inc.,
5.20%, 07/15/2035	3,000	3,075
4.80%, 02/15/2036	11,000	10,858
4.90%, 02/15/2038	7,000	6,866
Foundry JV Holdco LLC,
5.90%, 01/25/2030(b)	205,000	214,518
5.50%, 01/25/2031(b)	200,000	206,573
6.15%, 01/25/2032(b)	405,000	429,492
5.90%, 01/25/2033(b)	213,000	223,061
5.88%, 01/25/2034(b)	526,000	540,678
6.25%, 01/25/2035(b)	272,000	288,720
6.10%, 01/25/2036(b)	205,000	214,552
6.20%, 01/25/2037(b)	200,000	210,409
6.40%, 01/25/2038(b)	416,000	444,294
6.30%, 01/25/2039(b)	200,000	211,268
Kioxia Holdings Corp. (Japan),
6.25%, 07/24/2030(b)	54,000	55,606
6.63%, 07/24/2033(b)	53,000	55,161
Micron Technology, Inc.,
5.30%, 01/15/2031	2,000	2,074
5.65%, 11/01/2032	2,000	2,104
6.05%, 11/01/2035	2,000	2,135
SK hynix, Inc. (South Korea),
4.25%, 09/11/2028(b)	205,000	205,725
4.38%, 09/11/2030(b)	335,000	334,894
		3,662,063
Principal Amount		Value
Single-Family Residential REITs–0.00%
American Homes 4 Rent L.P.,
5.50%, 07/15/2034	$3,000	$3,101
5.25%, 03/15/2035	2,000	2,034
		5,135
Soft Drinks & Non-alcoholic Beverages–0.18%
Coca-Cola Co. (The), 5.40%, 05/13/2064	2,000	1,946
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 5.10%, 05/06/2035	254,000	258,123
Keurig Dr Pepper, Inc., 4.35%, 05/15/2028	3,000	3,010
PepsiCo, Inc.,
4.10%, 01/15/2029	6,000	6,035
4.60%, 02/07/2030	3,000	3,070
4.30%, 07/23/2030	6,000	6,064
5.00%, 02/07/2035	3,000	3,096
		281,344
Sovereign Debt–1.71%
Barbados Government International Bond (Barbados), 8.00%, 06/26/2035(b)	88,000	92,818
Brazilian Government International Bond (Brazil), 6.13%, 03/15/2034	208,000	210,579
Costa Rica Government International Bond (Costa Rica), 7.30%, 11/13/2054(b)	200,000	225,125
Egyptian Financial Co. for Sovereign Taskeek (The) (Egypt), 6.38%, 04/07/2029(b)	200,000	205,396
Guatemala Government Bond (Guatemala),
6.05%, 08/06/2031(b)	200,000	208,900
6.88%, 08/15/2055(b)	200,000	214,250
Kuwait International Government Bond (Kuwait), 4.14%, 10/09/2030(b)	200,000	200,396
Mexico Government International Bond (Mexico),
4.75%, 03/22/2031	312,000	309,192
Series 10, 5.63%, 09/22/2035	238,000	235,025
Peruvian Government International Bond (Peru), 5.38%, 02/08/2035	70,000	71,680
Republic of Poland Government International Bond (Poland), 5.75%, 11/16/2032	5,000	5,377
Romanian Government International Bond (Romania),
5.25%, 11/25/2027(b)	30,000	30,507
6.63%, 02/17/2028(b)	138,000	144,021
5.88%, 01/30/2029(b)	90,000	93,008
7.13%, 01/17/2033(b)	106,000	115,223
5.75%, 03/24/2035(b)	90,000	89,388
Trinidad & Tobago Government International Bond (Trinidad), 6.40%, 06/26/2034(b)	210,000	212,625
Turkiye Government International Bond (Turkey), 6.95%, 09/16/2035	29,000	29,916
		2,693,426
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Specialized Consumer Services–0.40%
Rentokil Terminix Funding LLC,
5.00%, 04/28/2030(b)	$208,000	$211,714
5.63%, 04/28/2035(b)	400,000	413,265
		624,979
Specialized Finance–0.09%
HA Sustainable Infrastructure Capital, Inc., 8.00%, 06/01/2056(d)	136,000	142,471
Specialty Chemicals–0.31%
OCP S.A. (Morocco), 6.70%, 03/01/2036(b)	202,000	216,891
Sherwin-Williams Co. (The),
4.30%, 08/15/2028	8,000	8,051
4.50%, 08/15/2030	5,000	5,053
5.15%, 08/15/2035	2,000	2,037
Sociedad Quimica y Minera de Chile S.A. (Chile), 6.50%, 11/07/2033(b)	210,000	228,347
Solstice Advanced Materials, Inc., 5.63%, 09/30/2033(b)	30,000	30,282
		490,661
Steel–0.38%
Cleveland-Cliffs, Inc.,
6.88%, 11/01/2029(b)	45,000	46,637
7.63%, 01/15/2034(b)	317,000	331,514
POSCO Holdings, Inc. (South Korea), 5.13%, 05/07/2030(b)	211,000	215,742
		593,893
Systems Software–0.03%
Oracle Corp.,
4.45%, 09/26/2030	7,000	6,850
6.25%, 11/09/2032	1,000	1,043
4.90%, 02/06/2033	1,000	963
4.70%, 09/27/2034	4,000	3,711
5.20%, 09/26/2035	10,000	9,584
5.88%, 09/26/2045	7,000	6,325
6.90%, 11/09/2052	1,000	989
5.38%, 09/27/2054	4,000	3,237
6.00%, 08/03/2055	4,000	3,531
5.95%, 09/26/2055	8,000	7,093
5.50%, 09/27/2064	4,000	3,196
6.13%, 08/03/2065	1,000	887
		47,409
Technology Hardware, Storage & Peripherals–0.00%
Apple, Inc., 4.25%, 02/09/2047	2,000	1,720
Hewlett Packard Enterprise Co.,
5.00%, 10/15/2034	2,000	1,983
5.60%, 10/15/2054	3,000	2,782
		6,485
Tobacco–0.04%
B.A.T. Capital Corp. (United Kingdom),
5.83%, 02/20/2031	1,000	1,062
4.63%, 03/22/2033	6,000	5,968
6.00%, 02/20/2034	1,000	1,071
7.08%, 08/02/2043	1,000	1,128
7.08%, 08/02/2053	2,000	2,270
Principal Amount		Value
Tobacco–(continued)
Philip Morris International, Inc.,
4.38%, 11/01/2027	$4,000	$4,038
5.13%, 11/17/2027	3,000	3,067
4.88%, 02/15/2028	1,000	1,020
4.13%, 04/28/2028	3,000	3,014
5.25%, 09/07/2028	2,000	2,067
4.88%, 02/13/2029	2,000	2,048
4.63%, 11/01/2029	4,000	4,074
4.38%, 04/30/2030	2,000	2,013
4.00%, 10/29/2030	9,000	8,931
5.13%, 02/13/2031	1,000	1,037
4.75%, 11/01/2031	4,000	4,086
5.75%, 11/17/2032	2,000	2,141
5.38%, 02/15/2033	3,000	3,139
5.63%, 09/07/2033	1,000	1,062
4.90%, 11/01/2034	4,000	4,034
4.88%, 04/30/2035	1,000	1,004
4.63%, 10/29/2035	10,000	9,788
		68,062
Trading Companies & Distributors–0.05%
Air Lease Corp., Series B, 4.65%(d)(e)	60,000	59,606
Ferguson Enterprises, Inc.,
4.35%, 03/15/2031	10,000	9,968
5.00%, 10/03/2034	2,000	2,019
		71,593
Transaction & Payment Processing Services–0.02%
Block, Inc., 5.63%, 08/15/2030(b)	25,000	25,521
Mastercard, Inc., 4.85%, 03/09/2033	1,000	1,029
		26,550
Water Utilities–0.00%
American Water Capital Corp., 5.70%, 09/01/2055	6,000	6,013
Wireless Telecommunication Services–0.08%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 5.15%, 03/20/2028(b)	94,050	94,895
T-Mobile USA, Inc.,
4.95%, 11/15/2035	10,000	9,946
5.65%, 01/15/2053	1,000	968
6.00%, 06/15/2054	3,000	3,065
5.88%, 11/15/2055	3,000	3,010
5.70%, 01/15/2056	13,000	12,692
		124,576
Total U.S. Dollar Denominated Bonds & Notes (Cost $63,803,923)		65,376,039

Asset-Backed Securities–30.31%
Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, 0.71%, 02/25/2035(h)	258	257
AGL CLO 17 Ltd., Series 2022-17A, Class AR, 4.82% (3 mo. Term SOFR + 0.95%), 01/21/2035(b)(c)	307,000	306,567
ALA Trust, Series 2025-OANA, Class B, 5.59% (1 mo. Term SOFR + 1.84%), 06/15/2040(b)(c)	610,000	612,589
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value

AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(b)	$380,000	$370,983
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(b)(h)	15,270	14,962
Series 2020-3, Class A1, 1.69%, 04/25/2065(b)(h)	64,751	62,000
Series 2020-5, Class A1, 1.37%, 05/25/2065(b)(h)	6,526	6,321
Series 2021-3, Class A1, 1.07%, 05/25/2066(b)(h)	60,643	52,820
Series 2021-7, Class A1, 1.98%, 10/25/2066(b)(h)	155,430	136,179
Series 2022-1, Class A1, 2.88%, 12/25/2066(b)	273,797	260,082
Series 2023-6, Class A1, 6.50%, 12/25/2067(b)(h)	67,867	68,441
Series 2024-10, Class A1, 5.35%, 10/25/2069(b)(h)	226,305	227,550
Series 2024-2, Class A1, 5.99%, 01/25/2069(b)(h)	284,265	286,896
Series 2025-HB1, Class A1, 5.87% (30 Day Average SOFR + 1.80%), 02/25/2055(b)(c)	75,229	75,760
Apidos CLO XXV, Series 2016-25A, Class A1R3, 5.02% (3 mo. Term SOFR + 1.14%), 01/20/2037(b)(c)	302,000	302,048
Ares LIII CLO Ltd., Series 2019-53A, Class A1R2, 4.86% (3 mo. Term SOFR + 1.09%), 10/24/2036(b)(c)	250,000	250,175
Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(b)	560,000	558,130
Series 2023-1A, Class A, 5.25%, 04/20/2029(b)	102,000	104,290
Series 2023-4A, Class A, 5.49%, 06/20/2029(b)	354,000	363,340
Series 2025-3A, Class A, 4.17%, 02/20/2030(b)	156,000	156,046
Series 2025-3A, Class B, 4.46%, 02/20/2030(b)	100,000	100,103
Series 2025-4A, Class A, 4.40%, 02/20/2032(b)	350,000	348,850
Series 2025-4A, Class B, 4.77%, 02/20/2032(b)	154,000	153,619
Series 2025-4A, Class C, 5.26%, 02/20/2032(b)	100,000	99,560
Bain Capital Credit CLO Ltd. (Cayman Islands),
Series 2019-3A, Class ARR, 4.90% (3 mo. Term SOFR + 1.03%), 10/21/2034(b)(c)	250,000	249,725
Series 2021-1A, Class AR, 4.82% (3 mo. Term SOFR + 0.94%), 04/18/2034(b)(c)	175,000	174,822
Series 2021-3A, Class AR, 4.93% (3 mo. Term SOFR + 1.06%), 07/24/2034(b)(c)	250,000	249,609
Series 2021-4A, Class A1R, 5.08% (3 mo. Term SOFR + 1.20%), 10/20/2034(b)(c)	250,000	250,335
Banc of America Commercial Mortgage Trust, Series 2015- UBS7, Class AS, 3.99%, 09/15/2048(h)	32,179	32,112
Principal Amount		Value

Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	$27,547	$24,082
Series 2007-C, Class 1A4, 4.38%, 05/20/2036(h)	6,862	5,997
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	18,119	15,674
Bank, Series 2019-BNK16, Class XA, IO, 0.93%, 02/15/2052(i)	1,363,693	30,105
Bank5, Series 2024-5YR10, Class A, 5.64%, 10/15/2057	90,000	92,587
Barings CLO Ltd., Series 2021-2A, Class A1R, 4.97% (3 mo. Term SOFR + 1.07%), 07/15/2034(b)(c)	320,000	320,098
Barings Equipment Finance LLC, Series 2025-B, Class A3, 4.13%, 10/13/2032(b)	200,000	200,725
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(b)(h)	262,883	229,890
Series 2021-4, Class A4, 2.50%, 10/25/2051(b)(h)	262,883	219,874
Series 2021-4, Class A8, 2.50%, 10/25/2051(b)(h)	227,511	205,282
Series 2021-5, Class A1, 3.00%, 11/25/2051(b)(h)	264,255	231,255
Series 2021-5, Class A2, 2.50%, 11/25/2051(b)(h)	322,221	269,906
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(c)	16,458	15,952
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(c)	19,432	18,855
Beechwood Park CLO Ltd., Series 2019-1A, Class A1RR, 4.97% (3 mo. Term SOFR + 1.07%), 01/17/2035(b)(c)	250,000	250,156
Benchmark Mortgage Trust,
Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(i)	1,113,669	11,001
Series 2018-B3, Class C, 4.55%, 04/10/2051(h)	22,000	19,383
Series 2019-B14, Class A5, 3.05%, 12/15/2062	90,000	85,345
Series 2019-B15, Class B, 3.56%, 12/15/2072	45,000	38,122
Benefit Street Partners CLO XXIII Ltd., Series 2021-23A, Class A1R, 4.96% (3 mo. Term SOFR + 1.10%), 04/25/2034(b)(c)	240,000	239,658
Benefit Street Partners CLO XXV Ltd., Series 2021-25A, Class A1R, 4.90% (3 mo. Term SOFR + 1.00%), 01/15/2035(b)(c)	278,000	278,032
BlackRock CLO L.P., Series 2025-2A, Class A, 5.05% (3 mo. Term SOFR + 1.27%), 11/21/2033(b)(c)	250,000	250,182
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(b)(h)	23,021	22,556
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value

BSTN Commercial Mortgage Trust, Series 2025-1C, Class A, 5.37%, 06/15/2044(b)(h)	$660,000	$678,711
BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 4.71% (1 mo. Term SOFR + 0.96%), 11/15/2038(b)(c)	183,338	183,267
Series 2024-VLT5, Class A, 5.41%, 11/13/2046(b)(h)	350,000	355,146
Series 2024-VLT5, Class B, 5.80%, 11/13/2046(b)(h)	130,000	132,435
BX Trust,
Series 2022-LBA6, Class A, 4.75% (1 mo. Term SOFR + 1.00%), 01/15/2039(b)(c)	320,000	319,963
Series 2022-LBA6, Class B, 5.05% (1 mo. Term SOFR + 1.30%), 01/15/2039(b)(c)	230,000	230,006
Series 2022-LBA6, Class C, 5.35% (1 mo. Term SOFR + 1.60%), 01/15/2039(b)(c)	100,000	100,017
Series 2025-VLT6, Class A, 5.19% (1 mo. Term SOFR + 1.44%), 03/15/2042(b)(c)	185,000	185,027
Series 2025-VLT7, Class A, 5.45% (1 mo. Term SOFR + 1.70%), 07/15/2044(b)(c)	358,000	359,149
Series 2025-VOLT, Class A, 5.45% (1 mo. Term SOFR + 1.70%), 12/15/2044(b)(c)	250,000	250,610
Series 2025-VOLT, Class B, 5.85% (1 mo. Term SOFR + 2.10%), 12/15/2044(b)(c)	230,000	231,213
Series 2025-VOLT, Class C, 6.10% (1 mo. Term SOFR + 2.35%), 12/15/2044(b)(c)	310,000	311,288
Series 2025-VOLT, Class D, 6.50% (1 mo. Term SOFR + 2.75%), 12/15/2044(b)(c)	105,000	105,297
Carlyle Global Market Strategies CLO Ltd.,
Series 2015-4A, Class A1R3, 4.80% (3 mo. Term SOFR + 0.92%), 07/20/2032(b)(c)	253,632	253,780
Series 2015-5A, Class A1R4, 4.76% (3 mo. Term SOFR + 0.88%), 01/20/2032(b)(c)	370,000	370,121
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.89%, 11/13/2050(i)	521,184	6,011
Cedar Funding XI CLO Ltd., Series 2019-11A, Class A1R2, 4.85% (3 mo. Term SOFR + 1.06%), 05/29/2032(b)(c)	175,767	176,047
Centersquare Issuer LLC, Series 2025-3A, Class A2, 5.00%, 08/25/2055(b)	235,000	227,176
Chase Home Lending Mortgage Trust,
Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(b)(h)	2,926	2,794
Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(b)(h)	17,162	15,687
Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(h)	17,487	16,345
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(h)	22,734	21,276
Principal Amount		Value

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.76%, 01/25/2036(h)	$20,630	$19,134
CIFC Funding Ltd., Series 2016-1A, Class AR3, 4.87% (3 mo. Term SOFR + 1.00%), 10/21/2031(b)(c)	117,321	117,370
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(i)	1,535,265	21,094
Citigroup Mortgage Loan Trust,
Series 2006-AR1, Class 1A1, 6.56% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(c)	43,981	42,742
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(b)(h)	260,625	218,311
Series 2024-1, Class A3A, 6.00%, 07/25/2054(b)(h)	182,278	185,814
CLI Funding IX LLC, Series 2025-1A, Class A, 5.35%, 06/20/2050(b)	94,958	96,527
Clover CLO LLC, Series 2021-3A, Class AR, 4.93% (3 mo. Term SOFR + 1.07%), 01/25/2035(b)(c)	265,000	265,142
COLT Mortgage Loan Trust,
Series 2021-5, Class A1, 1.73%, 11/26/2066(b)(h)	66,413	60,554
Series 2022-1, Class A1, 2.28%, 12/27/2066(b)(h)	174,879	158,630
Series 2022-2, Class A1, 2.99%, 02/25/2067(b)	186,159	179,132
Series 2022-3, Class A1, 3.90%, 02/25/2067(b)(h)	238,969	235,407
Compass Datacenters Issuer II LLC, Series 2025-2A, Class A1, 4.93%, 11/25/2050(b)	130,000	129,933
Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	1,760	1,752
Series 2005-26, Class 1A8, 5.50%, 11/25/2035	24,122	14,046
Series 2005-J4, Class A7, 5.50%, 11/25/2035	2,800	2,309
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(b)(h)	26,414	24,147
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(b)(h)	70,456	63,450
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(b)(h)	230,584	225,535
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(b)(h)	115,000	107,545
Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(b)(h)	210,112	209,572
Cross Mortgage Trust,
Series 2024-H2, Class A1, 6.09%, 04/25/2069(b)(h)	123,772	125,038
Series 2024-H8, Class A1, 5.55%, 12/25/2069(b)(h)	264,345	266,476
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	776,000	709,793
CSFB Mortgage-Backed Pass-Through Ctfs., Series 2004-AR5, Class 3A1, 4.58%, 06/25/2034(h)	4,515	4,261
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value

CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	$91,450	$39,887
DB Master Finance LLC,
Series 2019-1A, Class A23, 4.35%, 05/20/2049(b)	46,875	46,307
Series 2025-1A, Class A2I, 4.89%, 08/20/2055(b)	120,000	120,535
Series 2025-1A, Class A2II, 5.17%, 08/20/2055(b)	90,000	90,381
Domino’s Pizza Master Issuer LLC,
Series 2019-1A, Class A2, 3.67%, 10/25/2049(b)	104,640	100,925
Series 2025-1A, Class A2I, 4.93%, 07/25/2055(b)	370,000	372,735
Series 2025-1A, Class A2II, 5.22%, 07/25/2055(b)	300,000	302,967
Ellington Financial Mortgage Trust,
Series 2019-2, Class A1, 2.74%, 11/25/2059(b)(h)	8,553	8,320
Series 2021-1, Class A1, 0.80%, 02/25/2066(b)(h)	23,208	20,392
Series 2022-1, Class A1, 2.21%, 01/25/2067(b)(h)	186,162	163,959
Series 2022-3, Class A1, 5.00%, 08/25/2067(b)	208,267	207,755
Series 2024-INV2, Class A1, 5.04%, 10/25/2069(b)(h)	129,130	129,296
Series 2025-NQM2, Class A1, 5.60%, 06/25/2070(b)(h)	246,736	249,209
Enterprise Fleet Financing LLC,
Series 2024-2, Class A4, 5.69%, 12/20/2030(b)	52,000	53,759
Series 2024-4, Class A3, 4.56%, 11/20/2028(b)	110,000	111,188
Series 2025-4, Class A3, 4.11%, 12/20/2029(b)	160,000	160,808
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 1A6, 4.50% (1 mo. Term SOFR + 0.76%), 11/25/2035(c)	49,564	18,554
Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(b)(h)	369,285	332,762
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(b)(h)	119,926	108,769
Fort Greene Park CLO LLC, Series 2025-2A, Class AR, 4.81% (3 mo. Term SOFR + 0.95%), 04/22/2034(b)(c)	250,000	249,688
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	311,233	314,181
GCAT Trust,
Series 2019-NQM3, Class A1, 3.69%, 11/25/2059(b)(h)	7,650	7,539
Series 2025-NQM2, Class A1, 5.60%, 04/25/2070(b)(h)	143,595	145,075
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, 3.36%, 04/19/2036(h)	27,403	22,759
Goldentree Loan Management US CLO 8 Ltd., Series 2020-8A, Class ARR, 5.03% (3 mo. Term SOFR + 1.15%), 10/20/2034(b)(c)	250,000	250,267
Principal Amount		Value

Golub Capital Partners CLO 53(B) Ltd., Series 2021-53A, Class AR, 4.86% (3 mo. Term SOFR + 0.98%), 07/20/2034(b)(c)	$451,000	$450,775
GS Mortgage Securities Trust,
Series 2020-GC45, Class A5, 2.91%, 02/13/2053	50,000	47,134
Series 2020-GC47, Class A5, 2.38%, 05/12/2053	300,000	276,256
GS Mortgage-Backed Securities Trust,
Series 2021-INV1, Class A6, 2.50%, 12/25/2051(b)(h)	214,422	193,273
Series 2025-HE1, Class A1, 5.42% (30 Day Average SOFR + 1.55%), 10/25/2055(b)(c)	119,813	120,187
Series 2025-NQM4, Class A1, 5.01%, 10/25/2065(b)(h)	263,316	264,300
Series 2025-NQM5, Class A1, 5.01%, 07/25/2065(b)(h)	242,752	243,169
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 5.00%, 07/25/2035(h)	3,967	3,820
Harbor Park CLO Ltd., Series 2018- 1A, Class AR2, 4.83% (3 mo. Term SOFR + 0.95%), 01/20/2031(b)(c)	300,000	300,169
Hertz Vehicle Financing III L.P.,
Series 2021-2A, Class A, 1.68%, 12/27/2027(b)	113,000	110,900
Series 2021-2A, Class B, 2.12%, 12/27/2027(b)	103,000	101,037
Hilton Grand Vacations Trust, Series 2025-1A, Class A, 4.88%, 05/27/2042(b)	268,826	273,094
Invitation Homes Trust, Series 2024-SFR1, Class A, 4.00%, 09/17/2041(b)	99,829	98,375
IP Mortgage Trust,
Series 2025-IP, Class A, 5.25%, 06/10/2042(b)(h)	294,000	299,513
Series 2025-IP, Class B, 5.54%, 06/10/2042(b)(h)	280,000	285,503
J.P. Morgan Mortgage Trust,
Series 2025-NQM3, Class A1, 5.50%, 11/25/2065(b)(h)	259,646	262,026
Series 2025-NQM4, Class A1, 4.95%, 03/25/2066(b)(h)	68,374	68,475
Jersey Mike’s Funding, Series 2025-1A, Class A2, 5.61%, 08/16/2055(b)	199,500	203,691
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 5.04%, 07/25/2035(h)	6,998	6,971
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(b)(h)	287,645	246,694
Series 2024-8, Class A3, 5.50%, 01/25/2055(b)(h)	40,261	40,596
Series 2024-VIS1, Class A1, 5.99%, 07/25/2064(b)(h)	193,654	195,552
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class B, 4.12%, 11/15/2047(h)	245,000	233,966
Series 2015-C27, Class XA, IO, 0.70%, 02/15/2048(i)	248,731	2
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value

Juniper Valley Park CLO Ltd., Series 2023-1A, Class ARR, 4.96% (3 mo. Term SOFR + 1.08%), 07/20/2036(b)(c)	$530,000	$529,752
KKR CLO 15 Ltd., Series 15, Class A1R2, 4.98% (3 mo. Term SOFR + 1.10%), 01/18/2032(b)(c)	129,555	129,581
Life Mortgage Trust, Series 2021- BMR, Class C, 4.96% (1 mo. Term SOFR + 1.21%), 03/15/2038(b)(c)	11,748	11,700
Magnetite XXXI Ltd., Series 2021- 31A, Class A1R, 0.00% (3 mo. Term SOFR + 1.00%), 07/15/2034(b)(c)(j)	355,000	355,089
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 4.05% (1 mo. Term SOFR + 0.31%), 08/25/2036(c)	33,654	11,419
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(b)(h)	156,077	140,576
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(b)(h)	155,172	139,479
Merchants Fleet Funding LLC, Series 2025-1A, Class A, 4.49%, 01/20/2039(b)	110,000	110,433
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.39%, 11/25/2035(h)	2,379	2,272
Metronet Infrastructure Issuer LLC, Series 2025-4A, Class A2, 5.16%, 12/20/2055(b)	110,000	110,460
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(b)(h)	184,039	169,600
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 4.57% (1 mo. Term SOFR + 0.81%), 07/15/2038(b)(c)	125,000	124,889
Series 2021-STOR, Class B, 4.77% (1 mo. Term SOFR + 1.01%), 07/15/2038(b)(c)	105,000	104,882
MILE Trust,
Series 2025-STNE, Class A, 5.25% (1 mo. Term SOFR + 1.50%), 07/15/2042(b)(c)	610,000	611,298
Series 2025-STNE, Class B, 5.45% (1 mo. Term SOFR + 1.70%), 07/15/2042(b)(c)	100,000	100,232
Series 2025-STNE, Class C, 5.85% (1 mo. Term SOFR + 2.10%), 07/15/2042(b)(c)	100,000	100,209
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2025-5C2, Class B, 5.69%, 11/15/2058(h)	142,000	145,620
Morgan Stanley Capital I Trust,
Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(i)	531,472	7,052
Series 2019-L2, Class A4, 4.07%, 03/15/2052	80,000	78,652
Series 2019-L3, Class AS, 3.49%, 11/15/2052	60,000	56,972
Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(b)(h)	167,355	149,313
Principal Amount		Value

Morgan Stanley Residential Mortgage Loan Trust,
Series 2024-3, Class A1, 6.00%, 07/25/2054(b)(h)	$124,275	$126,240
Series 2024-NQM5, Class A1, 5.65%, 10/25/2069(b)(h)	196,822	199,174
Series 2025-NQM1, Class A1, 5.74%, 11/25/2069(b)(h)	327,834	331,462
Series 2025-NQM8, Class A1, 4.96%, 09/25/2070(b)(h)	217,906	218,188
Navient Refinance Loan Trust, Series 2025-A, Class A, 5.15%, 02/16/2055(b)	154,051	156,348
Neuberger Berman Loan Advisers CLO 38 Ltd., Series 2020-38A, Class AR2, 4.84% (3 mo. Term SOFR + 0.96%), 10/20/2036(b)(c)	250,000	250,066
Neuberger Berman Loan Advisers CLO 47 Ltd., Series 2022-47A, Class AR, 5.20% (3 mo. Term SOFR + 1.09%), 04/16/2035(b)(c)	270,000	270,006
New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(b)(h)	8,520	8,233
Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(b)(h)	14,471	13,693
Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(b)(h)	186,742	177,805
Series 2024-NQM3, Class A1, 5.47%, 11/25/2064(b)(h)	77,961	79,057
NextGear Floorplan Master Owner Trust, Series 2025-2A, Class A2, 4.23%, 10/15/2030(b)	100,000	100,320
Oaktree CLO Ltd., Series 2021-2A, Class AR, 4.87% (3 mo. Term SOFR + 0.97%), 01/15/2035(b)(c)	250,000	249,534
OBX Trust,
Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(b)(h)	244,478	211,442
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(b)(h)	212,401	192,687
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(b)	235,000	216,422
Series 2024-NQM14, Class A1, 4.94%, 09/25/2064(b)(h)	136,948	137,076
Series 2024-NQM18, Class A1, 5.41%, 10/25/2064(b)(h)	85,406	85,963
Series 2025-HE2, Class A1, 5.32% (30 Day Average SOFR + 1.45%), 08/25/2055(b)(c)	174,677	175,028
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(b)(h)	193,733	174,987
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/2054(b)	114,000	105,912
Palmer Square Loan Funding Ltd. (Cayman Islands),
Series 2025-2A, Class A1, 5.23% (3 mo. Term SOFR + 0.94%), 07/15/2033(b)(c)	570,000	570,262
Series 2025-3A, Class A1, 4.66% (3 mo. Term SOFR + 0.95%), 01/15/2034(b)(c)	275,000	274,933
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value

Pikes Peak CLO 6, Series 2020-6A, Class ARR, 4.81% (3 mo. Term SOFR + 0.94%), 05/18/2034(b)(c)	$250,000	$249,877
Planet Fitness Master Issuer LLC,
Series 2025-1A, Class A2I, 5.27%, 12/06/2055(b)	100,000	100,665
Series 2025-1A, Class A2II, 5.65%, 12/06/2055(b)	100,000	100,287
PMT Loan Trust, Series 2025-INV1, Class A7, 6.00%, 01/25/2060(b)(h)	110,775	112,742
Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(b)	197,774	188,211
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(b)	238,780	238,735
Provident Funding Mortgage Trust, Series 2025-4, Class A1, 6.00%, 09/25/2055(b)(h)	352,873	359,718
Qdoba Funding LLC, Series 2023-1A, Class A2, 8.50%, 09/14/2053(b)	357,105	371,313
Rate Mortgage Trust,
Series 2024-J4, Class A1, 6.00%, 12/25/2054(b)(h)	160,271	163,351
Series 2025-J1, Class A4, 6.00%, 03/25/2055(b)(h)	128,989	130,968
Series 2025-J2, Class A5, 5.50%, 07/25/2055(b)(h)	173,640	174,349
RCKT Mortgage Trust,
Series 2025-CES6, Class A1A, 5.47%, 06/25/2055(b)(h)	208,838	210,994
Series 2025-CES7, Class A1A, 5.38%, 07/25/2055(b)(h)	137,973	139,408
Residential Accredit Loans, Inc. Trust,
Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	205	165
Series 2007-QS6, Class A28, 5.75%, 04/25/2037	2,748	2,285
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(b)(h)	2,017	2,008
RR 17 Ltd., Series 2021-17A, Class A1AR, 4.97% (3 mo. Term SOFR + 1.07%), 07/15/2034(b)(c)	625,000	625,186
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(b)	178,499	177,284
SCG Commercial Mortgage Trust, Series 2025-FLWR, Class A, 5.00% (1 mo. Term SOFR + 1.25%), 08/15/2042(b)(c)	145,000	145,274
Sequoia Mortgage Trust, Series 2025-10, Class A1, 5.50%, 11/25/2055(b)(h)	354,527	356,607
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(b)(h)	293,644	276,637
Series 2022-1, Class A2, 3.58%, 03/27/2062(b)(h)	96,651	89,029
Shackleton CLO Ltd., Series 2015- 7RA, Class ARR, 5.00% (3 mo. Term SOFR + 1.10%), 07/15/2031(b)(c)	68,065	68,066
Principal Amount		Value

SHRN Trust,
Series 2025-MF18, Class A, 4.95% (1 mo. Term SOFR + 1.20%), 10/15/2040(b)(c)	$520,000	$520,976
Series 2025-MF18, Class B, 5.20% (1 mo. Term SOFR + 1.45%), 10/15/2040(b)(c)	100,000	100,274
Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR4, 4.96% (3 mo. Term SOFR + 1.08%), 04/17/2034(b)(c)	372,000	372,214
Signal Peak CLO 4 Ltd., Series 2017-4A, Class AR2, 4.98% (3 mo. Term SOFR + 1.12%), 10/26/2034(b)(c)	600,000	599,595
Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)	47,333	46,871
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)	153,200	142,845
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)	296,825	258,058
STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(b)(h)	79,251	74,916
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(b)(h)	6,762	6,531
Series 2020-INV1, Class A1, 1.03%, 11/25/2055(b)(h)	9,046	8,681
Series 2021-6, Class A1, 1.92%, 11/25/2066(b)(h)	275,311	245,007
Series 2022-1, Class A1, 2.45%, 12/25/2066(b)(h)	211,775	192,235
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, 5.05%, 09/25/2034(h)	495	489
Structured Asset Securities Corp. Mortgage Pass-Through Ctfs., Series 2003-34A, Class 5A5, 5.64%, 11/25/2033(h)	13,576	13,254
Subway Funding LLC,
Series 2024-1A, Class A23, 6.51%, 07/30/2054(b)	191,070	197,891
Series 2024-1A, Class A2I, 6.03%, 07/30/2054(b)	209,880	212,945
Series 2024-1A, Class A2I, 6.27%, 07/30/2054(b)	207,900	212,556
Series 2024-3A, Class A23, 5.91%, 07/30/2054(b)	217,800	216,737
Series 2024-3A, Class A2I, 5.25%, 07/30/2054(b)	198,000	197,651
Series 2024-3A, Class A2I, 5.57%, 07/30/2054(b)	202,950	201,717
Switch ABS Issuer LLC, Series 2025-2A, Class A21, 5.12%, 10/25/2055(b)	140,000	140,016
Symphony CLO XX Ltd., Series 2018-20A, Class AR2, 4.99% (3 mo. Term SOFR + 1.10%), 01/16/2032(b)(c)	149,388	149,430
Symphony CLO XXI Ltd., Series 2019-21A, Class AR2, 4.80% (3 mo. Term SOFR + 0.90%), 07/15/2032(b)(c)	249,857	249,977
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value

Symphony CLO XXII Ltd., Series 2020-22A, Class A1AR, 5.06% (3 mo. Term SOFR + 1.18%), 04/18/2033(b)(c)	$209,518	$209,568
Symphony CLO XXIII Ltd., Series 2020-23A, Class AR2, 4.80% (3 mo. Term SOFR + 0.90%), 01/15/2034(b)(c)	230,957	230,878
Synchrony Card Funding LLC, Series 2024-A2, Class A, 4.93%, 07/15/2030	280,000	284,662
Taco Bell Funding LLC,
Series 2025-1A, Class A2I, 4.82%, 08/25/2055(b)	400,000	398,695
Series 2025-1A, Class A2II, 5.05%, 08/25/2055(b)	260,000	259,845
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(b)	275,733	261,503
Thayer Park, CLO Ltd., Series 2017-1A, Class A1RR, 4.87% (3 mo. Term SOFR + 1.00%), 04/20/2034(b)(c)	250,000	250,137
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3, 4.66%, 04/25/2045(h)	9,438	9,261
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(b)	242,174	231,069
Tricon Residential Trust, Series 2025-SFR1, Class A, 4.85% (1 mo. Term SOFR + 1.10%), 03/17/2042(b)(c)	193,679	193,891
UBS Commercial Mortgage Trust,
Series 2017-C5, Class XA, IO, 1.09%, 11/15/2050(i)	688,940	9,310
Series 2019-C16, Class A4, 3.60%, 04/15/2052	80,000	77,557
Vantage Data Centers Issuer LLC, Series 2025-2A, Class A2, 5.24%, 11/15/2055(b)	210,000	208,383
VDCM Commercial Mortgage Trust,
Series 2025-AZ, Class A, 5.06%, 07/13/2044(b)(h)	695,000	703,884
Series 2025-AZ, Class B, 5.30%, 07/13/2044(b)(h)	100,000	101,332
Series 2025-AZ, Class C, 5.84%, 07/13/2044(b)(h)	235,000	239,562
Series 2025-AZ, Class D, 6.23%, 07/13/2044(b)(h)	245,000	250,264
Verus Securitization Trust,
Series 2021-1, Class A1B, 0.82%, 01/25/2066(b)(h)	54,631	49,527
Series 2021-7, Class A1, 2.83%, 10/25/2066(b)	229,010	210,785
Series 2021-R1, Class A1, 0.82%, 10/25/2063(b)(h)	31,489	30,568
Series 2022-1, Class A1, 2.72%, 01/25/2067(b)	181,676	171,114
Series 2022-3, Class A1, 4.13%, 02/25/2067(b)	129,461	124,823
Series 2024-7, Class A1, 5.10%, 09/25/2069(b)(h)	110,256	110,550
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(b)	18,108	17,588
Principal Amount		Value

WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 5.69%, 10/25/2033(h)	$12,778	$12,345
Series 2005-AR14, Class 1A4, 4.92%, 12/25/2035(h)	34,107	32,213
Series 2005-AR16, Class 1A1, 4.37%, 12/25/2035(h)	14,928	13,684
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.82%, 12/15/2050(i)	716,627	9,745
Wendy’s Funding LLC, Series 2018- 1A, Class A2II, 3.88%, 03/15/2048(b)	55,184	54,304
WEST Trust, Series 2025-ROSE, Class A, 5.28%, 04/10/2035(b)(h)	435,000	442,272
WF Card Issuance Trust, Series 2024-A1, Class A, 4.94%, 02/15/2029	507,000	513,882
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class AS, 3.49%, 06/15/2046	15,633	15,368
Zaxby’s Funding LLC,
Series 2021-1A, Class A2, 3.24%, 07/30/2051(b)	489,761	462,861
Series 2024-1A, Class A2I, 6.59%, 04/30/2054(b)	123,438	125,992
Zayo Issuer LLC,
Series 2025-2A, Class A2, 5.95%, 06/20/2055(b)	219,000	224,948
Series 2025-3A, Class A2, 5.57%, 10/20/2055(b)	250,000	250,189
Total Asset-Backed Securities (Cost $48,969,415)		47,868,365
U.S. Government Sponsored Agency Mortgage-Backed Securities–22.97%
Collateralized Mortgage Obligations–0.35%
Fannie Mae Interest STRIPS,
IO, 7.00%, 02/25/2028 to 04/25/2032(k)	30,963	4,005
6.50%, 04/25/2029 to 02/25/2033(i)(k)	104,419	11,533
7.50%, 11/25/2029(k)	4,563	427
6.00%, 02/25/2033 to 03/25/2036(i)(k)	97,453	14,406
5.50%, 09/25/2033 to 06/25/2035(i)(k)	141,504	18,149
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
Fannie Mae REMICs,
IO, 3.00%, 11/25/2027(k)	$7,353	$101
3.11% (7.10% - (30 Day Average SOFR + 0.11%)), 11/25/2030(c)(k)	12,788	686
3.85% (7.90% - (30 Day Average SOFR + 0.11%)), 11/18/2031 to 12/18/2031(c)(k)	1,052	96
3.91% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(c)(k)	22,886	1,965
3.26% (7.25% - (30 Day Average SOFR + 0.11%)), 01/25/2032(c)(k)	1,171	88
3.96% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032(c)(k)	6,004	539
3.95% (8.00% - (30 Day Average SOFR + 0.11%)), 03/18/2032 to 12/18/2032(c)(k)	2,164	205
4.11% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032 to 04/25/2032(c)(k)	1,864	185
3.01% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 09/25/2032(c)(k)	5,929	542
3.81% (7.80% - (30 Day Average SOFR + 0.11%)), 04/25/2032(c)(k)	195	21
4.01% (8.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 12/25/2032(c)(k)	89,074	9,430
4.05% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(c)(k)	6,008	384
4.26% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 to 05/25/2033(c)(k)	34,637	5,026
7.00%, 04/25/2033(k)	1,428	228
2.06% (6.05% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 07/25/2038(c)(k)	17,696	1,512
2.76% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 05/25/2035(c)(k)	4,683	229
2.61% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(c)(k)	11,178	536
2.71% (6.70% - (30 Day Average SOFR + 0.11%)), 05/25/2035(c)(k)	43,199	3,844
3.50%, 08/25/2035(k)	111,862	11,088
2.11% (6.10% - (30 Day Average SOFR + 0.11%)), 10/25/2035(c)(k)	48,656	4,783
4.00%, 04/25/2041 to 08/25/2047(k)	37,697	5,698
2.56% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(c)(k)	11,019	971
2.16% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(c)(k)	33,709	3,660
5.50%, 07/25/2046(k)	31,011	3,977
Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
1.91% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(c)(k)	$231,445	$23,286
6.50%, 10/25/2028 to 11/25/2029	18,251	18,556
6.00%, 11/25/2028 to 12/25/2031	24,495	25,285
4.24% (30 Day Average SOFR + 0.36%), 08/25/2035(c)	180	178
9.94% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(c)	19,345	23,035
9.57% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(c)	11,600	13,940
9.57% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(c)	9,276	10,429
4.93% (30 Day Average SOFR + 1.05%), 06/25/2037(c)	7,991	8,081
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K734, Class X1, IO, 0.76%, 02/25/2026(i)	303,097	54
Series K735, Class X1, IO, 0.96%, 05/25/2026(i)	1,553,301	3,353
Series K083, Class AM, 4.03%, 10/25/2028(h)	23,000	23,085
Series K085, Class AM, 4.06%, 10/25/2028(h)	23,000	23,098
Series K089, Class AM, 3.63%, 01/25/2029(h)	39,000	38,666
Series K088, Class AM, 3.76%, 01/25/2029(h)	92,000	91,596
Series K093, Class X1, IO, 0.94%, 05/25/2029(i)	1,545,712	40,988
Freddie Mac REMICs,
IO, 3.55% (7.65% - (30 Day Average SOFR + 0.11%)), 07/15/2026 to 03/15/2029(c)(k)	6,358	225
3.00%, 06/15/2027 to 12/15/2027(k)	25,908	378
2.50%, 05/15/2028(k)	8,355	169
4.00% (8.10% - (30 Day Average SOFR + 0.11%)), 06/15/2029(c)(k)	268	16
2.60% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(c)(k)	91,667	5,969
2.65% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(c)(k)	9,610	609
2.62% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(c)(k)	6,852	433
2.05% (6.15% - (30 Day Average SOFR + 0.11%)), 07/15/2035(c)(k)	1,791	93
2.90% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(c)(k)	2,034	216
1.90% (6.00% - (30 Day Average SOFR + 0.11%)), 04/15/2038(c)(k)	2,720	244
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
1.97% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(c)(k)	$70,099	$5,569
2.15% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(c)(k)	15,244	1,422
2.00% (6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(c)(k)	32,384	3,343
6.50%, 02/15/2028 to 06/15/2032	76,042	78,099
8.00%, 03/15/2030	144	150
5.10% (30 Day Average SOFR + 1.11%), 02/15/2032(c)	233	235
3.50%, 05/15/2032	3,621	3,576
9.72% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(c)	2,727	3,237
4.50% (30 Day Average SOFR + 0.51%), 09/15/2035(c)	397	394
Freddie Mac STRIPS,
PO, 0.00%, 06/01/2026(j)	171	170
IO, 3.00%, 12/15/2027(k)	9,726	166
3.15%, 12/15/2027(i)	2,961	59
7.00%, 09/01/2029(k)	547	46
7.50%, 12/15/2029(k)	13,005	1,215
6.00%, 12/15/2032(k)	8,696	968
		554,945
Federal Home Loan Mortgage Corp. (FHLMC)–0.10%
6.50%, 07/01/2028 to 04/01/2034	17,164	17,833
6.00%, 10/01/2029	16,091	16,531
7.00%, 10/01/2031 to 10/01/2037	9,115	9,586
5.00%, 12/01/2034	432	434
5.50%, 09/01/2039	51,322	53,563
4.00%, 11/01/2048 to 07/01/2049	68,660	66,130
		164,077
Federal National Mortgage Association (FNMA)–0.19%
7.00%, 01/01/2030 to 12/01/2032	2,679	2,814
3.50%, 12/01/2030 to 05/01/2047	274,644	260,501
6.50%, 09/01/2031 to 01/01/2034	1,199	1,245
7.50%, 01/01/2033	436	448
5.50%, 02/01/2035 to 05/01/2036	25,317	26,055
		291,063
	Principal Amount	Value
Government National Mortgage Association (GNMA)–3.71%
7.00%, 07/15/2031	$82	$85
6.50%, 11/15/2031	501	513
6.00%, 11/15/2032	335	344
4.00%, 07/20/2049	20,455	19,586
IO, 2.70% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(c)(k)	12,757	698
2.80% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(c)(k)	68,988	4,671
4.50%, 09/16/2047(k)	80,162	14,519
2.35% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(c)(k)	84,210	10,202
TBA, 2.00%, 01/01/2056(l)	345,000	285,810
2.50%, 01/01/2056(l)	1,297,000	1,118,967
4.50%, 01/01/2056(l)	1,398,000	1,361,958
5.00%, 01/01/2056(l)	688,000	686,535
5.50%, 01/01/2056(l)	1,247,000	1,259,286
6.00%, 01/01/2056(l)	1,073,000	1,093,580
		5,856,754
Uniform Mortgage-Backed Securities–18.62%
TBA, 2.00%, 01/01/2041 to 01/01/2056(l)	6,770,103	5,571,882
4.50%, 01/01/2041 to 01/01/2056(l)	1,427,318	1,415,800
5.00%, 01/01/2041 to 01/01/2056(l)	2,819,233	2,825,726
2.50%, 01/01/2056(l)	6,082,701	5,143,209
3.00%, 01/01/2056(l)	4,827,457	4,270,602
3.50%, 01/01/2056(l)	2,618,701	2,421,378
4.00%, 01/01/2056(l)	2,164,696	2,053,558
5.50%, 01/01/2056(l)	2,321,723	2,354,550
6.00%, 01/01/2056(l)	1,996,845	2,050,528
6.50%, 01/01/2056(l)	1,250,000	1,299,246
		29,406,479
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $37,363,488)		36,273,318
U.S. Treasury Securities–19.61%
U.S. Treasury Bills–0.46%
3.52% - 4.14%, 05/14/2026(m)(n)	745,000	735,521
U.S. Treasury Bonds–3.95%
4.63%, 11/15/2045	470,100	459,449
4.75%, 08/15/2055	5,875,400	5,778,089
		6,237,538
U.S. Treasury Notes–15.20%
3.38%, 12/31/2027	3,540,900	3,534,053
3.50%, 12/15/2028	2,507,600	2,504,759
3.63%, 12/31/2030	5,164,200	5,139,791
3.88%, 12/31/2032	997,500	993,214
4.00%, 11/15/2035	11,998,300	11,826,762
		23,998,579
Total U.S. Treasury Securities (Cost $31,133,603)		30,971,638
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Principal Amount		Value
Variable Rate Senior Loan Interests–0.56%(o)(p)
Restaurants–0.56%
Raising Cane’s Restaurants LLC, Term Loan, 5.84% (1 mo. Term SOFR + 2.00%), 11/03/2032 (Cost $877,800)	$880,000	$883,027
Shares
Preferred Stocks–0.50%
Aerospace & Defense–0.04%
Boeing Co. (The), 6.00%, Conv. Pfd.	1,000	69,060
Diversified Banks–0.01%
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	10	12,120
Diversified Financial Services–0.23%
Apollo Global Management, Inc., 7.63%, Pfd.(d)	13,475	354,931
Electric Utilities–0.03%
Southern Co. (The), 7.13%, Series A, Conv. Pfd.	1,000	50,360
Investment Banking & Brokerage–0.08%
Morgan Stanley, 6.88%, Series F, Pfd.	5,000	125,550
Regional Banks–0.11%
M&T Bank Corp., 7.50%, Series J, Pfd.	6,570	174,434
Total Preferred Stocks (Cost $738,830)		786,455
Principal Amount
Agency Credit Risk Transfer Notes–0.10%
Fannie Mae Connecticut Avenue Securities,
Series 2023-R02, Class 1M1, STACR®, 6.17% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(c)	$60,736	61,952
Series 2025-R04, Class 1A1, STACR®, 4.87% (30 Day Average SOFR + 1.00%), 05/25/2045(b)(c)	16,141	16,165
Freddie Mac,
Series 2023-DNA1, Class M1, STACR®, 5.97% (30 Day Average SOFR + 2.10%), 03/25/2043(b)(c)	42,784	43,330
Series 2025-DNA4, Class A1, STACR®, 4.77% (30 Day Average SOFR + 0.90%), 10/25/2045(b)(c)	41,625	41,701
Total Agency Credit Risk Transfer Notes (Cost $161,286)		163,148
	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–0.08%(q)
Movies & Entertainment–0.08%
Netflix, Inc., 3.88%, 11/15/2029(b) (Cost $111,565)	EUR	100,000	$121,441
	Shares
Money Market Funds–5.96%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(r)(s)		3,288,642	3,288,642
Invesco Treasury Portfolio, Institutional Class, 3.64%(r)(s)		6,124,189	6,124,189
Total Money Market Funds (Cost $9,412,831)			9,412,831
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-121.49% (Cost $192,572,741)			191,856,262
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.16%
Invesco Private Government Fund, 3.74%(r)(s)(t)		507,485	507,485
Invesco Private Prime Fund, 3.88%(r)(s)(t)		1,318,213	1,318,608
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,826,093)			1,826,093
TOTAL INVESTMENTS IN SECURITIES–122.65% (Cost $194,398,834)			193,682,355
OTHER ASSETS LESS LIABILITIES—(22.65)%			(35,767,525)
NET ASSETS–100.00%			$157,914,830
Investment Abbreviations:
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
IO	– Interest Only
Pfd.	– Preferred
PO	– Principal Only
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
December 31, 2025 was $81,439,007, which represented 51.57% of the Fund’s Net Assets.

(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2025.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of this security was out on loan at December 31, 2025.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2025.

(i)
Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on
December 31, 2025.

(j)	Zero coupon bond issued at a discount.
(k)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(l)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1P.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1O.
(o)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(p)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight
Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(q)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(r)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$11,123,631	$26,452,243	$(34,287,232)	$-	$-	$3,288,642	$236,416
Invesco Treasury Portfolio, Institutional Class	20,674,884	49,125,594	(63,676,289)	-	-	6,124,189	436,099
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	767,918	39,334,489	(39,594,922)	-	-	507,485	61,557*
Invesco Private Prime Fund	2,010,497	95,194,094	(95,886,186)	-	203	1,318,608	170,113*
Total	$34,576,930	$210,106,420	$(233,444,629)	$-	$203	$11,238,924	$904,185

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(s)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(t)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	112	March-2026	$23,384,375	$11,250	$11,250
U.S. Treasury Long Bonds	15	March-2026	1,733,906	(17,134)	(17,134)
U.S. Treasury Ultra Bonds	51	March-2026	6,018,000	(82,358)	(82,358)
Subtotal—Long Futures Contracts				(88,242)	(88,242)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Open Futures Contracts—(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	36	March-2026	$(3,934,969)	$7,178	$7,178
U.S. Treasury 10 Year Notes	64	March-2026	(7,196,000)	12,393	12,393
U.S. Treasury 10 Year Ultra Notes	73	March-2026	(8,396,140)	10,721	10,721
Subtotal—Short Futures Contracts				30,292	30,292
Total Futures Contracts				$(57,950)	$(57,950)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
01/28/2026	Barclays Bank PLC	EUR	185,000	USD	215,839	$(1,811)
01/28/2026	State Street Bank & Trust Co.	GBP	50,000	USD	66,861	(534)
Total Forward Foreign Currency Contracts						$(2,345)

Abbreviations:
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $183,159,910)*	$182,443,431
Investments in affiliated money market funds, at value (Cost $11,238,924)	11,238,924
Other investments:
Variation margin receivable — futures contracts	3,268
Cash	10,451
Foreign currencies, at value (Cost $390,392)	395,588
Receivable for:
TBA sales commitment	250,590
Fund shares sold	51,131
Dividends	35,381
Interest	1,404,170
Investment for trustee deferred compensation and retirement plans	76,790
Total assets	195,909,724
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	2,345
Payable for:
Investments purchased	1,256,249
TBA purchased commitment	34,591,642
Fund shares reacquired	103,413
Collateral upon return of securities loaned	1,826,093
Accrued fees to affiliates	67,428
Accrued other operating expenses	68,288
Trustee deferred compensation and retirement plans	79,436
Total liabilities	37,994,894
Net assets applicable to shares outstanding	$157,914,830
Net assets consist of:
Shares of beneficial interest	$175,627,273
Distributable earnings (loss)	(17,712,443)
$157,914,830
Net Assets:
Series I	$109,922,250
Series II	$47,992,580
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	18,797,612
Series II	8,319,630
Series I:
Net asset value per share	$5.85
Series II:
Net asset value per share	$5.77

*	At December 31, 2025, securities with an aggregate value of $1,774,358 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Interest	$6,767,097
Dividends	50,469
Dividends from affiliated money market funds (includes net securities lending income of $18,580)	691,095
Total investment income	7,508,661
Expenses:
Advisory fees	659,730
Administrative services fees	239,096
Custodian fees	57,708
Distribution fees - Series II	110,620
Transfer agent fees	7,308
Trustees’ and officers’ fees and benefits	22,806
Reports to shareholders	10,542
Professional services fees	62,450
Other	1,759
Total expenses	1,172,019
Less: Fees waived and/or expenses reimbursed	(184,703)
Net expenses	987,316
Net investment income	6,521,345
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,273,344
Affiliated investment securities	203
Foreign currencies	21,742
Forward foreign currency contracts	(12,862)
Futures contracts	(1,136,540)
145,887
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,186,687
Foreign currencies	8,255
Forward foreign currency contracts	(6,055)
Futures contracts	172,620
3,361,507
Net realized and unrealized gain	3,507,394
Net increase in net assets resulting from operations	$10,028,739
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$6,521,345	$6,373,440
Net realized gain	145,887	1,334,601
Change in net unrealized appreciation (depreciation)	3,361,507	(3,897,665)
Net increase in net assets resulting from operations	10,028,739	3,810,376
Distributions to shareholders from distributable earnings:
Series I	(4,538,153)	(3,922,900)
Series II	(1,889,310)	(1,429,086)
Total distributions from distributable earnings	(6,427,463)	(5,351,986)
Share transactions–net:
Series I	931,617	16,812,417
Series II	5,000,985	6,555,347
Net increase in net assets resulting from share transactions	5,932,602	23,367,764
Net increase in net assets	9,533,878	21,826,154
Net assets:
Beginning of year	148,380,952	126,554,798
End of year	$157,914,830	$148,380,952
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$5.70	$0.26	$0.14	$0.40	$(0.25)	$—	$(0.25)	$5.85	7.09%	$109,922	0.60%	0.72%	4.52%	548%
Year ended 12/31/24	5.74	0.27	(0.09)	0.18	(0.22)	—	(0.22)	5.70	3.06	106,439	0.59	0.73	4.68	419
Year ended 12/31/23	5.56	0.25	0.08	0.33	(0.15)	—	(0.15)	5.74	6.14	90,748	0.60	0.72	4.44	454
Year ended 12/31/22	6.55	0.19	(1.15)	(0.96)	(0.03)	(0.00)	(0.03)	5.56	(14.54)	90,481	0.61	0.71	3.28	507
Year ended 12/31/21	6.93	0.12	(0.17)	(0.05)	(0.10)	(0.23)	(0.33)	6.55	(0.65)	39,799	0.61	0.92	1.77	377
Series II
Year ended 12/31/25	5.62	0.25	0.14	0.39	(0.24)	—	(0.24)	5.77	6.96	47,993	0.85	0.97	4.27	548
Year ended 12/31/24	5.67	0.25	(0.09)	0.16	(0.21)	—	(0.21)	5.62	2.72	41,942	0.84	0.98	4.43	419
Year ended 12/31/23	5.50	0.23	0.08	0.31	(0.14)	—	(0.14)	5.67	5.85	35,807	0.85	0.97	4.19	454
Year ended 12/31/22	6.49	0.17	(1.13)	(0.96)	(0.03)	(0.00)	(0.03)	5.50	(14.68)	28,052	0.86	0.96	3.03	507
Year ended 12/31/21	6.89	0.10	(0.17)	(0.07)	(0.10)	(0.23)	(0.33)	6.49	(1.01)	2,035	0.86	1.17	1.52	377

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2022, the portfolio turnover calculation excludes the value of securities purchased of $96,195,733 in connection with the acquisition of Invesco V.I. Core Bond Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

Invesco V.I. Core Plus Bond Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Core Plus Bond Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse

Invesco V.I. Core Plus Bond Fund

investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.
Lower-Rated Securities – The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
L.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt

Invesco V.I. Core Plus Bond Fund

securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
M.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
N.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
O.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
P.
Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance.  The Fund

Invesco V.I. Core Plus Bond Fund

executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.  These transactions increase the Fund’s portfolio turnover rate.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction.  If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.  Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
Q.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
R.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
S.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.
Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.450%
Next $500 million	0.425%
Next $1.5 billion	0.400%
Next $2.5 billion	0.375%
Over $5 billion	0.350%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.45%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.61% and 0.86%, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $184,703.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $20,420 for accounting and fund administrative services and was reimbursed $218,676 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

Invesco V.I. Core Plus Bond Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$64,648,487	$727,552	$65,376,039
Asset-Backed Securities	—	47,868,365	—	47,868,365
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	36,273,318	—	36,273,318
U.S. Treasury Securities	—	30,971,638	—	30,971,638
Variable Rate Senior Loan Interests	—	883,027	—	883,027
Preferred Stocks	786,455	—	—	786,455
Agency Credit Risk Transfer Notes	—	163,148	—	163,148
Non-U.S. Dollar Denominated Bonds & Notes	—	121,441	—	121,441
Money Market Funds	9,412,831	1,826,093	—	11,238,924
Total Investments in Securities	10,199,286	182,755,517	727,552	193,682,355
Other Investments - Assets*
Futures Contracts	41,542	—	—	41,542
Other Investments - Liabilities*
Futures Contracts	(99,492)	—	—	(99,492)
Forward Foreign Currency Contracts	—	(2,345)	—	(2,345)
	(99,492)	(2,345)	—	(101,837)
Total Other Investments	(57,950)	(2,345)	—	(60,295)
Total Investments	$10,141,336	$182,753,172	$727,552	$193,622,060

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Invesco V.I. Core Plus Bond Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$41,542
Derivatives not subject to master netting agreements	(41,542)
Total Derivative Assets subject to master netting agreements	$—

Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$(99,492)	$(99,492)
Unrealized depreciation on forward foreign currency contracts outstanding	(2,345)	—	(2,345)
Total Derivative Liabilities	(2,345)	(99,492)	(101,837)
Derivatives not subject to master netting agreements	—	99,492	99,492
Total Derivative Liabilities subject to master netting agreements	$(2,345)	$—	$(2,345)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2025.
	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$(1,811)	$(1,811)	$—	$—	$(1,811)
State Street Bank & Trust Co.	(534)	(534)	—	—	(534)
Total	$(2,345)	$(2,345)	$—	$—	$(2,345)
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(12,862)	$-	$(12,862)
Futures contracts	-	(1,136,540)	(1,136,540)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(6,055)	-	(6,055)
Futures contracts	-	172,620	172,620
Total	$(18,917)	$(963,920)	$(982,837)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$242,131	$48,357,425

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

Invesco V.I. Core Plus Bond Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$6,427,463	$5,351,986

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$6,708,005
Net unrealized appreciation (depreciation) — investments	(728,067)
Net unrealized appreciation — foreign currencies	5,196
Temporary book/tax differences	(59,833)
Capital loss carryforward	(23,637,744)
Shares of beneficial interest	175,627,273
Total net assets	$157,914,830
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of December 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$11,845,714	$11,792,030	$23,637,744
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $160,314,724 and $142,024,979, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,206,809
Aggregate unrealized (depreciation) of investments	(2,934,876)
Net unrealized appreciation (depreciation) of investments	$(728,067)
Cost of investments for tax purposes is $194,350,127.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of dollar rolls, on December 31, 2025, undistributed net investment income was increased by $202,900 and undistributed net realized gain (loss) was decreased by $202,900. Further, as a result of tax deferrals acquired in the reorganization of into the Fund, and . These reclassifications had no effect on the net assets or the distributable earnings (loss) of the Fund.

Invesco V.I. Core Plus Bond Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	4,279,358	$25,183,134	4,644,066	$27,037,991
Series II	1,717,238	9,911,099	2,110,549	12,097,977
Issued as reinvestment of dividends:
Series I	777,081	4,538,153	683,432	3,922,900
Series II	327,437	1,888,940	252,043	1,428,770
Reacquired:
Series I	(4,946,208)	(28,789,670)	(2,447,324)	(14,148,474)
Series II	(1,182,880)	(6,799,054)	(1,214,829)	(6,971,400)
Net increase in share activity	972,026	$5,932,602	4,027,937	$23,367,764

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

Invesco V.I. Core Plus Bond Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Core Plus Bond Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, brokers and agent banks. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

Invesco V.I. Core Plus Bond Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	2.16%
U.S. Treasury Obligations*	14.36%
Qualified Business Income*	0.00%
Business Interest Income*	80.70%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Invesco V.I. Core Plus Bond Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.

Invesco V.I. Core Plus Bond Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Discovery Large Cap Fund
Effective April 30, 2025, Invesco V.I. Capital Appreciation Fund was renamed Invesco V.I. Discovery Large Cap Fund.

2	Schedule of Investments
4	Financial Statements
6	Financial Highlights
7	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
O-VICAPA-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–98.63%
Aerospace & Defense–3.55%
Axon Enterprise, Inc.(b)(c)	4,132	$2,346,687
General Electric Co.	25,349	7,808,253
Howmet Aerospace, Inc.	30,767	6,307,850
		16,462,790
Apparel Retail–0.98%
TJX Cos., Inc. (The)	29,441	4,522,432
Application Software–2.91%
AppLovin Corp., Class A(b)	16,724	11,268,965
Palantir Technologies, Inc., Class A(b)	12,621	2,243,383
		13,512,348
Asset Management & Custody Banks–0.97%
BlackRock, Inc.	4,203	4,498,639
Automobile Manufacturers–2.35%
Tesla, Inc.(b)	24,290	10,923,699
Automotive Retail–1.43%
Carvana Co.(b)	15,746	6,645,127
Biotechnology–1.44%
AbbVie, Inc.	19,582	4,474,291
argenx SE, ADR (Netherlands)(b)	2,647	2,225,995
		6,700,286
Broadline Retail–6.05%
Amazon.com, Inc.(b)	121,548	28,055,709
Coal & Consumable Fuels–1.07%
Cameco Corp. (Canada)	54,335	4,971,109
Communications Equipment–1.17%
Arista Networks, Inc.(b)	41,527	5,441,283
Construction & Engineering–1.68%
Quanta Services, Inc.(c)	18,469	7,795,026
Consumer Finance–1.59%
American Express Co.	19,922	7,370,144
Consumer Staples Merchandise Retail–0.95%
Walmart, Inc.	39,727	4,425,985
Electrical Components & Equipment–1.32%
Vertiv Holdings Co., Class A	37,843	6,130,944
Electronic Components–1.40%
Amphenol Corp., Class A	47,930	6,477,260
Financial Exchanges & Data–0.50%
Nasdaq, Inc.	23,785	2,310,237
Health Care Distributors–1.39%
Cencora, Inc.	19,107	6,453,389
Health Care Equipment–1.85%
Boston Scientific Corp.(b)	69,172	6,595,550
Shares		Value
Health Care Equipment–(continued)
Intuitive Surgical, Inc.(b)	3,473	$1,966,968
		8,562,518
Health Care REITs–1.07%
Welltower, Inc.	26,825	4,978,988
Heavy Electrical Equipment–1.80%
GE Vernova, Inc.	12,746	8,330,403
Hotels, Resorts & Cruise Lines–1.00%
Hilton Worldwide Holdings, Inc.	16,086	4,620,704
Independent Power Producers & Energy Traders–0.57%
Vistra Corp.	16,470	2,657,105
Industrial Machinery & Supplies & Components–0.65%
Parker-Hannifin Corp.	3,432	3,016,591
Interactive Media & Services–11.92%
Alphabet, Inc., Class C	106,428	33,397,106
Meta Platforms, Inc., Class A	27,166	17,932,005
Reddit, Inc., Class A(b)	17,334	3,984,567
		55,313,678
Internet Services & Infrastructure–3.54%
Cloudflare, Inc., Class A(b)	22,812	4,497,386
Shopify, Inc., Class A (Canada)(b)	31,775	5,114,822
Snowflake, Inc., Class A(b)	30,964	6,792,263
		16,404,471
Investment Banking & Brokerage–1.69%
Goldman Sachs Group, Inc. (The)	8,906	7,828,374
Life Sciences Tools & Services–0.67%
Thermo Fisher Scientific, Inc.	5,357	3,104,114
Movies & Entertainment–1.68%
Netflix, Inc.(b)	45,674	4,282,394
Spotify Technology S.A. (Sweden)(b)	6,073	3,526,652
		7,809,046
Pharmaceuticals–0.76%
Eli Lilly and Co.	3,290	3,535,697
Real Estate Services–0.92%
CBRE Group, Inc., Class A(b)	26,609	4,278,461
Semiconductor Materials & Equipment–1.82%
Lam Research Corp.	49,442	8,463,482
Semiconductors–22.10%
Advanced Micro Devices, Inc.(b)	15,130	3,240,241
Broadcom, Inc.	74,966	25,945,733
Monolithic Power Systems, Inc.(c)	5,616	5,090,118
NVIDIA Corp.	311,008	58,002,992
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	33,695	10,239,573
		102,518,657
Systems Software–8.39%
Microsoft Corp.	80,464	38,914,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Discovery Large Cap Fund

Shares		Value
Technology Hardware, Storage & Peripherals–5.54%
Apple, Inc.	94,475	$25,683,973
Transaction & Payment Processing Services–1.91%
Mastercard, Inc., Class A	15,545	8,874,330
Total Common Stocks & Other Equity Interests (Cost $182,841,803)		457,590,999
Money Market Funds–1.00%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	1,629,938	1,629,938
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	3,027,029	3,027,029
Total Money Market Funds (Cost $4,656,967)		4,656,967
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.63% (Cost $187,498,770)		462,247,966
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.74%
Invesco Private Government Fund, 3.74%(d)(e)(f)	3,528,670	$3,528,670
Invesco Private Prime Fund, 3.88%(d)(e)(f)	9,187,389	9,190,145
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $12,718,815)		12,718,815
TOTAL INVESTMENTS IN SECURITIES–102.37% (Cost $200,217,585)		474,966,781
OTHER ASSETS LESS LIABILITIES—(2.37)%		(11,012,855)
NET ASSETS–100.00%		$463,953,926
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$51,906,079	$(50,276,141)	$-	$-	$1,629,938	$73,324
Invesco Treasury Portfolio, Institutional Class	-	96,397,004	(93,369,975)	-	-	3,027,029	134,992
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,632,253	390,887,021	(388,990,604)	-	-	3,528,670	356,183*
Invesco Private Prime Fund	4,250,112	859,195,070	(854,253,014)	-	(2,023)	9,190,145	966,012*
Total	$5,882,365	$1,398,385,174	$(1,386,889,734)	$-	$(2,023)	$17,375,782	$1,530,511

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Discovery Large Cap Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $182,841,803)*	$457,590,999
Investments in affiliated money market funds, at value (Cost $17,375,782)	17,375,782
Cash	1,999,806
Cash collateral from securities on loan	2,905,648
Receivable for:
Investments sold	5,525
Fund shares sold	29,904
Fund expenses absorbed	3,080
Dividends	93,418
Investment for trustee deferred compensation and retirement plans	94,621
Total assets	480,098,783
Liabilities:
Payable for:
Fund shares reacquired	80,892
Collateral upon return of securities loaned	15,624,463
Accrued fees to affiliates	300,700
Accrued other operating expenses	44,181
Trustee deferred compensation and retirement plans	94,621
Total liabilities	16,144,857
Net assets applicable to shares outstanding	$463,953,926
Net assets consist of:
Shares of beneficial interest	$(48,949,535)
Distributable earnings	512,903,461
$463,953,926
Net Assets:
Series I	$301,777,093
Series II	$162,176,833
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,770,915
Series II	2,737,233
Series I:
Net asset value per share	$63.25
Series II:
Net asset value per share	$59.25

*	At December 31, 2025, securities with an aggregate value of $15,078,234 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $38,932)	$2,904,958
Dividends from affiliated money market funds (includes net securities lending income of $47,523)	255,839
Total investment income	3,160,797
Expenses:
Advisory fees	5,191,564
Administrative services fees	1,196,032
Custodian fees	5,478
Distribution fees - Series II	416,280
Transfer agent fees	38,669
Trustees’ and officers’ fees and benefits	27,275
Reports to shareholders	11,379
Professional services fees	57,590
Other	8,953
Total expenses	6,953,220
Less: Fees waived and/or expenses reimbursed	(557,763)
Net expenses	6,395,457
Net investment income (loss)	(3,234,660)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	241,585,244
Affiliated investment securities	(2,023)
Foreign currencies	(3,979)
241,579,242
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(146,532,843)
Foreign currencies	4,779
(146,528,064)
Net realized and unrealized gain	95,051,178
Net increase in net assets resulting from operations	$91,816,518
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Discovery Large Cap Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(3,234,660)	$(2,472,383)
Net realized gain	241,579,242	107,466,748
Change in net unrealized appreciation (depreciation)	(146,528,064)	121,362,692
Net increase in net assets resulting from operations	91,816,518	226,357,057
Distributions to shareholders from distributable earnings:
Series I	(74,037,548)	—
Series II	(21,105,460)	—
Total distributions from distributable earnings	(95,143,008)	—
Share transactions–net:
Series I	(330,374,714)	(82,467,684)
Series II	(15,021,862)	(39,512,776)
Net increase (decrease) in net assets resulting from share transactions	(345,396,576)	(121,980,460)
Net increase (decrease) in net assets	(348,723,066)	104,376,597
Net assets:
Beginning of year	812,676,992	708,300,395
End of year	$463,953,926	$812,676,992
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Discovery Large Cap Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$63.15	$(0.24)	$8.45	$8.21	$(8.11)	$63.25	12.79%	$301,777	0.80%	0.87%	(0.38)%	59%
Year ended 12/31/24	47.07	(0.15)	16.23	16.08	—	63.15	34.16	633,277	0.80	0.88	(0.26)	58
Year ended 12/31/23	34.77	(0.05)	12.35	12.30	—	47.07	35.37	541,047	0.80	0.88	(0.11)	81
Year ended 12/31/22	81.86	0.02	(24.48)	(24.46)	(22.63)	34.77	(30.78)	443,996	0.80	0.88	0.03	73
Year ended 12/31/21	70.34	(0.26)	16.12	15.86	(4.34)	81.86	22.57	686,517	0.80	0.84	(0.34)	91
Series II
Year ended 12/31/25	59.74	(0.38)	8.00	7.62	(8.11)	59.25	12.53	162,177	1.05	1.12	(0.63)	59
Year ended 12/31/24	44.64	(0.27)	15.37	15.10	—	59.74	33.82	179,400	1.05	1.13	(0.51)	58
Year ended 12/31/23	33.06	(0.14)	11.72	11.58	—	44.64	35.03	167,253	1.05	1.13	(0.36)	81
Year ended 12/31/22	79.58	(0.12)	(23.77)	(23.89)	(22.63)	33.06	(30.96)	119,613	1.05	1.13	(0.22)	73
Year ended 12/31/21	68.64	(0.45)	15.73	15.28	(4.34)	79.58	22.28	226,282	1.05	1.09	(0.59)	91

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Discovery Large Cap Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Discovery Large Cap Fund, formerly Invesco V.I. Capital Appreciation Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
7
Invesco V.I. Discovery Large Cap Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
8
Invesco V.I. Discovery Large Cap Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $4,499 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks – The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Over $1 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.70%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has contractually agreed, through at least April 30, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse
9
Invesco V.I. Discovery Large Cap Fund

expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $557,763.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $105,915 for accounting and fund administrative services and was reimbursed $1,090,117 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $5,207 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$457,590,999	$—	$—	$457,590,999
Money Market Funds	4,656,967	12,718,815	—	17,375,782
Total Investments	$462,247,966	$12,718,815	$—	$474,966,781
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund
10
Invesco V.I. Discovery Large Cap Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Long-term capital gain	$95,143,008	$—

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$239,214,582
Net unrealized appreciation — investments	273,771,601
Temporary book/tax differences	(82,722)
Shares of beneficial interest	(48,949,535)
Total net assets	$463,953,926
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $434,075,382 and $888,683,561, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$274,069,091
Aggregate unrealized (depreciation) of investments	(297,490)
Net unrealized appreciation of investments	$273,771,601
Cost of investments for tax purposes is $201,195,180.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $3,246,649, undistributed net realized gain was increased by $3,978 and shares of beneficial interest was decreased by $3,250,627. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	198,785	$11,881,677	124,064	$7,048,428
Series II	506,539	29,200,369	103,294	5,480,668
Issued as reinvestment of dividends:
Series I	1,151,618	74,037,548	-	-
Series II	350,298	21,105,451	-	-
11
Invesco V.I. Discovery Large Cap Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(6,607,705)	$(416,293,939)	(1,590,331)	$(89,516,112)
Series II	(1,122,404)	(65,327,682)	(846,903)	(44,993,444)
Net increase (decrease) in share activity	(5,522,869)	$(345,396,576)	(2,209,876)	$(121,980,460)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 49% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

12
Invesco V.I. Discovery Large Cap Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Discovery Large Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Discovery Large Cap Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco V.I. Discovery Large Cap Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$95,143,008
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco V.I. Discovery Large Cap Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco V.I. Discovery Large Cap Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Discovery Mid Cap Growth Fund

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
O-VIDMCG-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–98.60%
Aerospace & Defense–11.29%
Axon Enterprise, Inc.(b)	6,270	$3,560,921
BWX Technologies, Inc.	50,482	8,725,310
Carpenter Technology Corp.	29,352	9,241,184
Curtiss-Wright Corp.(c)	19,859	10,947,671
Embraer S.A., ADR (Brazil)(c)	94,090	6,056,573
HEICO Corp.	27,945	9,042,723
Howmet Aerospace, Inc.	107,047	21,946,776
Karman Holdings, Inc.(b)(c)	83,497	6,109,475
		75,630,633
Apparel Retail–1.34%
Ross Stores, Inc.	49,850	8,979,979
Apparel, Accessories & Luxury Goods–1.59%
Ralph Lauren Corp.	30,127	10,653,208
Application Software–1.48%
Datadog, Inc., Class A(b)	35,281	4,797,863
Guidewire Software, Inc.(b)	25,362	5,098,016
		9,895,879
Asset Management & Custody Banks–0.67%
Ares Management Corp., Class A(c)	27,948	4,517,235
Automotive Retail–1.81%
AutoZone, Inc.(b)	982	3,330,453
Carvana Co.(b)	20,782	8,770,420
		12,100,873
Biotechnology–3.57%
Alnylam Pharmaceuticals, Inc.(b)	26,439	10,513,468
Insmed, Inc.(b)	9,830	1,710,813
Natera, Inc.(b)	50,976	11,678,092
		23,902,373
Broadline Retail–0.77%
Ollie’s Bargain Outlet Holdings, Inc.(b)	46,868	5,137,201
Cargo Ground Transportation–0.96%
XPO, Inc.(b)(c)	47,145	6,407,477
Communications Equipment–2.24%
Lumentum Holdings, Inc.(b)(c)	40,731	15,013,039
Construction & Engineering–7.92%
Comfort Systems USA, Inc.	18,325	17,102,539
EMCOR Group, Inc.	13,840	8,467,174
MasTec, Inc.(b)(c)	45,822	9,960,328
Quanta Services, Inc.(c)	41,533	17,529,418
		53,059,459
Construction Materials–0.72%
Martin Marietta Materials, Inc.	7,730	4,813,162
Consumer Finance–0.83%
Synchrony Financial(c)	66,667	5,562,028
Electric Utilities–1.11%
NRG Energy, Inc.	46,705	7,437,304
Shares		Value
Electrical Components & Equipment–3.27%
Rockwell Automation, Inc.	22,716	$8,838,114
Vertiv Holdings Co., Class A	80,714	13,076,475
		21,914,589
Electronic Components–0.50%
Coherent Corp.(b)	18,184	3,356,221
Electronic Manufacturing Services–5.02%
Celestica, Inc. (Canada)(b)	30,872	9,126,072
Flex Ltd.(b)	229,574	13,870,861
TE Connectivity PLC (Switzerland)	46,667	10,617,209
		33,614,142
Environmental & Facilities Services–0.67%
Rollins, Inc.	75,115	4,508,402
Financial Exchanges & Data–2.27%
Cboe Global Markets, Inc.	14,142	3,549,642
Nasdaq, Inc.	119,969	11,652,589
		15,202,231
Food Retail–1.21%
Casey’s General Stores, Inc.	14,684	8,115,994
Health Care Distributors–2.41%
Cencora, Inc.	47,850	16,161,337
Health Care Equipment–3.38%
IDEXX Laboratories, Inc.(b)	17,791	12,036,145
Insulet Corp.(b)	37,276	10,595,330
		22,631,475
Health Care Facilities–2.87%
Encompass Health Corp.	99,841	10,597,124
Tenet Healthcare Corp.(b)(c)	43,475	8,639,352
		19,236,476
Health Care Services–1.33%
Guardant Health, Inc.(b)	51,336	5,243,459
Labcorp Holdings, Inc.	14,622	3,668,367
		8,911,826
Homebuilding–0.68%
D.R. Horton, Inc.(c)	31,862	4,589,084
Hotels, Resorts & Cruise Lines–6.35%
Hilton Worldwide Holdings, Inc.	83,585	24,009,791
Marriott International, Inc., Class A	24,432	7,579,784
Viking Holdings Ltd.(b)	153,690	10,975,003
		42,564,578
Independent Power Producers & Energy Traders–1.32%
Vistra Corp.	54,708	8,826,042
Industrial Machinery & Supplies & Components–2.51%
ITT, Inc.	58,650	10,176,361
SPX Technologies, Inc.(b)	33,092	6,620,386
		16,796,747
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Discovery Mid Cap Growth Fund

Shares		Value
Interactive Home Entertainment–1.25%
Roblox Corp., Class A(b)	55,901	$4,529,658
Take-Two Interactive Software, Inc.(b)	15,116	3,870,150
		8,399,808
Interactive Media & Services–0.78%
Reddit, Inc., Class A(b)	22,741	5,227,474
Internet Services & Infrastructure–3.90%
Cloudflare, Inc., Class A(b)	73,371	14,465,092
MongoDB, Inc.(b)	27,833	11,681,232
		26,146,324
Investment Banking & Brokerage–4.35%
Evercore, Inc., Class A	35,668	12,136,037
LPL Financial Holdings, Inc.	30,689	10,961,190
Robinhood Markets, Inc., Class A(b)	53,200	6,016,920
		29,114,147
Life Sciences Tools & Services–1.81%
Agilent Technologies, Inc.	47,957	6,525,509
Mettler-Toledo International, Inc.(b)	3,993	5,567,001
		12,092,510
Movies & Entertainment–0.62%
TKO Group Holdings, Inc.(c)	19,794	4,136,946
Oil & Gas Equipment & Services–1.16%
TechnipFMC PLC (United Kingdom)	173,987	7,752,861
Oil & Gas Storage & Transportation–0.48%
Cheniere Energy, Inc.	16,477	3,202,964
Other Specialty Retail–1.68%
Ulta Beauty, Inc.(b)	18,602	11,254,396
Real Estate Services–1.95%
CBRE Group, Inc., Class A(b)	81,186	13,053,897
Semiconductor Materials & Equipment–1.31%
Teradyne, Inc.	45,471	8,801,367
Semiconductors–5.90%
Lattice Semiconductor Corp.(b)(c)	157,102	11,559,565
Shares		Value
Semiconductors–(continued)
MACOM Technology Solutions Holdings, Inc.(b)	51,983	$8,903,648
Monolithic Power Systems, Inc.(c)	21,063	19,090,661
		39,553,874
Systems Software–1.79%
Rubrik, Inc., Class A(b)(c)	50,778	3,883,501
Zscaler, Inc.(b)	35,981	8,092,847
		11,976,348
Trading Companies & Distributors–0.80%
Fastenal Co.	133,282	5,348,607
Transaction & Payment Processing Services–0.73%
Affirm Holdings, Inc.(b)	65,980	4,910,891
Total Common Stocks & Other Equity Interests (Cost $465,065,426)		660,511,408
Money Market Funds–1.38%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	3,321,272	3,321,272
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	5,892,012	5,892,012
Total Money Market Funds (Cost $9,213,284)		9,213,284
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.98% (Cost $474,278,710)		669,724,692
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–11.25%
Invesco Private Government Fund, 3.74%(d)(e)(f)	20,930,845	20,930,845
Invesco Private Prime Fund, 3.88%(d)(e)(f)	54,438,581	54,454,912
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $75,385,757)		75,385,757
TOTAL INVESTMENTS IN SECURITIES–111.23% (Cost $549,664,467)		745,110,449
OTHER ASSETS LESS LIABILITIES—(11.23)%		(75,210,570)
NET ASSETS–100.00%		$669,899,879
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$6,213,703	$130,378,643	$(133,271,074)	$-	$-	$3,321,272	$314,187
Invesco Treasury Portfolio, Institutional Class	11,263,669	242,131,765	(247,503,422)	-	-	5,892,012	566,604
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Discovery Mid Cap Growth Fund

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$13,942,461	$450,519,532	$(443,531,148)	$-	$-	$20,930,845	$775,861*
Invesco Private Prime Fund	36,358,462	908,896,960	(890,797,429)	-	(3,081)	54,454,912	2,096,129*
Total	$67,778,295	$1,731,926,900	$(1,715,103,073)	$-	$(3,081)	$84,599,041	$3,752,781

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Discovery Mid Cap Growth Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $465,065,426)*	$660,511,408
Investments in affiliated money market funds, at value (Cost $84,599,041)	84,599,041
Cash	428,929
Cash collateral from securities on loan	7,813,473
Receivable for:
Fund shares sold	187,933
Dividends	180,598
Investment for trustee deferred compensation and retirement plans	112,269
Total assets	753,833,651
Liabilities:
Payable for:
Fund shares reacquired	208,647
Collateral upon return of securities loaned	83,199,230
Accrued fees to affiliates	365,399
Accrued other operating expenses	43,918
Trustee deferred compensation and retirement plans	116,578
Total liabilities	83,933,772
Net assets applicable to shares outstanding	$669,899,879
Net assets consist of:
Shares of beneficial interest	$374,957,562
Distributable earnings	294,942,317
$669,899,879
Net Assets:
Series I	$546,346,335
Series II	$123,553,544
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,263,843
Series II	1,948,455
Series I:
Net asset value per share	$75.21
Series II:
Net asset value per share	$63.41

*	At December 31, 2025, securities with an aggregate value of $80,278,325 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends	$3,381,014
Dividends from affiliated money market funds (includes net securities lending income of $138,951)	1,019,742
Total investment income	4,400,756
Expenses:
Advisory fees	6,071,962
Administrative services fees	1,452,636
Custodian fees	8,429
Distribution fees - Series II	373,861
Transfer agent fees	47,117
Trustees’ and officers’ fees and benefits	28,541
Reports to shareholders	10,245
Professional services fees	53,334
Other	10,289
Total expenses	8,056,414
Less: Fees waived and/or expenses reimbursed	(24,177)
Net expenses	8,032,237
Net investment income (loss)	(3,631,481)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	104,245,770
Affiliated investment securities	(3,081)
104,242,689
Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(59,046,740)
Net realized and unrealized gain	45,195,949
Net increase in net assets resulting from operations	$41,564,468
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Discovery Mid Cap Growth Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(3,631,481)	$(2,140,602)
Net realized gain	104,242,689	117,724,273
Change in net unrealized appreciation (depreciation)	(59,046,740)	81,869,545
Net increase in net assets resulting from operations	41,564,468	197,453,216
Distributions to shareholders from distributable earnings:
Series I	(64,205,134)	—
Series II	(14,917,423)	—
Total distributions from distributable earnings	(79,122,557)	—
Share transactions–net:
Series I	(228,778,871)	(57,541,895)
Series II	(29,433,207)	(17,391,584)
Net increase (decrease) in net assets resulting from share transactions	(258,212,078)	(74,933,479)
Net increase (decrease) in net assets	(295,770,167)	122,519,737
Net assets:
Beginning of year	965,670,046	843,150,309
End of year	$669,899,879	$965,670,046
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Discovery Mid Cap Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$78.03	$(0.28)	$4.22	$3.94	$(6.76)	$75.21	4.79%	$546,346	0.86%	0.86%	(0.37)%	104%
Year ended 12/31/24	62.81	(0.14)	15.36	15.22	—	78.03	24.23	804,405	0.86	0.86	(0.19)	97
Year ended 12/31/23	55.51	(0.07)	7.37	7.30	—	62.81	13.15	697,742	0.87	0.87	(0.12)	129
Year ended 12/31/22	114.63	(0.10)	(35.03)	(35.13)	(23.99)	55.51	(30.98)	673,217	0.84	0.86	(0.12)	97
Year ended 12/31/21	106.94	(0.62)	21.29	20.67	(12.98)	114.63	19.09	1,043,224	0.80	0.83	(0.54)	77
Series II
Year ended 12/31/25	66.93	(0.41)	3.65	3.24	(6.76)	63.41	4.53	123,554	1.11	1.11	(0.62)	104
Year ended 12/31/24	54.01	(0.27)	13.19	12.92	—	66.93	23.92	161,265	1.11	1.11	(0.44)	97
Year ended 12/31/23	47.85	(0.19)	6.35	6.16	—	54.01	12.88	145,409	1.12	1.12	(0.37)	129
Year ended 12/31/22	103.76	(0.27)	(31.65)	(31.92)	(23.99)	47.85	(31.14)	131,031	1.09	1.11	(0.37)	97
Year ended 12/31/21	98.05	(0.83)	19.52	18.69	(12.98)	103.76	18.79	208,990	1.05	1.08	(0.79)	77

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Discovery Mid Cap Growth Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Discovery Mid Cap Growth Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco V.I. Discovery Mid Cap Growth Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9
Invesco V.I. Discovery Mid Cap Growth Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $12,504 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $700 million	0.600%
Over $1.5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.68%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $24,177.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related
10
Invesco V.I. Discovery Mid Cap Growth Fund

to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $126,515 for accounting and fund administrative services and was reimbursed $1,326,121 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $8,180 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$660,511,408	$—	$—	$660,511,408
Money Market Funds	9,213,284	75,385,757	—	84,599,041
Total Investments	$669,724,692	$75,385,757	$—	$745,110,449
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Long-term capital gain	$79,122,557	$—

11
Invesco V.I. Discovery Mid Cap Growth Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$101,526,462
Net unrealized appreciation — investments	193,486,989
Temporary book/tax differences	(71,134)
Shares of beneficial interest	374,957,562
Total net assets	$669,899,879
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $899,829,766 and $1,235,092,238, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$202,277,198
Aggregate unrealized (depreciation) of investments	(8,790,209)
Net unrealized appreciation of investments	$193,486,989
Cost of investments for tax purposes is $551,623,460.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $4,781,233, undistributed net realized gain was decreased by $1,104,640 and shares of beneficial interest was decreased by $3,676,593. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	432,398	$32,628,632	920,280	$65,922,292
Series II	302,935	19,599,987	247,135	15,428,811
Issued as reinvestment of dividends:
Series I	827,814	64,205,134	-	-
Series II	228,025	14,917,423	-	-
Reacquired:
Series I	(4,305,714)	(325,612,637)	(1,720,312)	(123,464,187)
Series II	(992,095)	(63,950,617)	(529,989)	(32,820,395)
Net increase (decrease) in share activity	(3,506,637)	$(258,212,078)	(1,082,886)	$(74,933,479)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 47% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

12
Invesco V.I. Discovery Mid Cap Growth Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Discovery Mid Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Discovery Mid Cap Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco V.I. Discovery Mid Cap Growth Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$79,122,557
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco V.I. Discovery Mid Cap Growth Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco V.I. Discovery Mid Cap Growth Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Diversified Dividend Fund

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VIDDI-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–97.81%
Aerospace & Defense–1.58%
Airbus SE (France)(b)	9,644	$2,239,566
Northrop Grumman Corp.	8,405	4,792,615
		7,032,181
Agricultural & Farm Machinery–0.95%
Deere & Co.	9,129	4,250,189
Apparel Retail–1.74%
Ross Stores, Inc.	26,255	4,729,576
TJX Cos., Inc. (The)	19,677	3,022,584
		7,752,160
Application Software–1.77%
Salesforce, Inc.	29,843	7,905,709
Asset Management & Custody Banks–2.20%
BlackRock, Inc.	4,102	4,390,535
KKR & Co., Inc., Class A	42,436	5,409,741
		9,800,276
Biotechnology–1.90%
AbbVie, Inc.	17,860	4,080,831
Regeneron Pharmaceuticals, Inc.	5,712	4,408,922
		8,489,753
Building Products–2.24%
Carlisle Cos., Inc.(b)	7,868	2,516,658
Johnson Controls International PLC	41,512	4,971,062
Lennox International, Inc.	5,189	2,519,675
		10,007,395
Communications Equipment–2.28%
Cisco Systems, Inc.(b)	132,208	10,183,982
Construction Materials–1.19%
CRH PLC	42,616	5,318,477
Consumer Staples Merchandise Retail–1.98%
Walmart, Inc.	79,265	8,830,914
Diversified Banks–12.27%
Bank of America Corp.	231,690	12,742,950
Citigroup, Inc.	49,946	5,828,199
Fifth Third Bancorp	81,082	3,795,448
JPMorgan Chase & Co.	48,462	15,615,426
PNC Financial Services Group, Inc. (The)	28,407	5,929,393
Wells Fargo & Co.	116,062	10,816,978
		54,728,394
Electric Utilities–2.60%
Entergy Corp.	60,410	5,583,696
PPL Corp.(b)	171,409	6,002,743
		11,586,439
Electrical Components & Equipment–3.28%
Eaton Corp. PLC	20,638	6,573,409
Emerson Electric Co.	31,476	4,177,495
Shares		Value
Electrical Components & Equipment–(continued)
Hubbell, Inc.	8,726	$3,875,304
		14,626,208
Electronic Manufacturing Services–0.91%
TE Connectivity PLC (Switzerland)	17,878	4,067,424
Food Distributors–1.39%
Sysco Corp.	84,168	6,202,340
Health Care Distributors–0.48%
Cencora, Inc.	6,390	2,158,222
Health Care Equipment–2.77%
Abbott Laboratories	49,774	6,236,184
Medtronic PLC	63,644	6,113,643
		12,349,827
Health Care Services–1.81%
CVS Health Corp.	101,613	8,064,008
Home Improvement Retail–2.40%
Lowe’s Cos., Inc.	44,372	10,700,752
Hotels, Resorts & Cruise Lines–1.32%
Marriott International, Inc., Class A	19,040	5,906,970
Household Products–0.89%
Colgate-Palmolive Co.	50,152	3,963,011
Industrial Gases–1.29%
Linde PLC	13,488	5,751,148
Industrial Machinery & Supplies & Components–1.19%
Parker-Hannifin Corp.	6,021	5,292,218
Industrial REITs–1.36%
Prologis, Inc.(b)	47,325	6,041,509
Insurance Brokers–1.17%
Marsh & McLennan Cos., Inc.	28,019	5,198,085
Integrated Oil & Gas–2.28%
Chevron Corp.	66,687	10,163,766
Integrated Telecommunication Services–1.58%
AT&T, Inc.	283,171	7,033,968
Interactive Media & Services–4.21%
Alphabet, Inc., Class A	41,678	13,045,214
Meta Platforms, Inc., Class A	8,693	5,738,162
		18,783,376
Investment Banking & Brokerage–1.68%
Charles Schwab Corp. (The)	74,798	7,473,068
Life Sciences Tools & Services–2.18%
Danaher Corp.	33,527	7,675,001
Lonza Group AG (Switzerland)	3,051	2,057,044
		9,732,045
Managed Health Care–1.16%
UnitedHealth Group, Inc.	15,613	5,154,007
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Diversified Dividend Fund

Shares		Value
Movies & Entertainment–1.29%
Walt Disney Co. (The)	50,693	$5,767,343
Multi-Utilities–2.45%
CMS Energy Corp.	51,518	3,602,654
Public Service Enterprise Group, Inc.	49,119	3,944,256
Sempra	38,195	3,372,236
		10,919,146
Oil & Gas Exploration & Production–1.22%
ConocoPhillips	57,893	5,419,364
Oil & Gas Storage & Transportation–1.65%
Williams Cos., Inc. (The)	122,184	7,344,480
Packaged Foods & Meats–0.72%
McCormick & Co., Inc.	47,001	3,201,238
Personal Care Products–1.15%
Estee Lauder Cos., Inc. (The), Class A	28,043	2,936,663
L’Oreal S.A. (France)	5,140	2,206,683
		5,143,346
Pharmaceuticals–3.49%
Johnson & Johnson	55,426	11,470,411
Merck & Co., Inc.	39,000	4,105,140
		15,575,551
Property & Casualty Insurance–1.98%
American International Group, Inc.	66,026	5,648,524
Hartford Insurance Group, Inc. (The)	22,996	3,168,849
		8,817,373
Rail Transportation–1.54%
Union Pacific Corp.	29,647	6,857,944
Restaurants–2.65%
McDonald’s Corp.	28,428	8,688,450
Yum! Brands, Inc.	20,537	3,106,837
		11,795,287
Semiconductor Materials & Equipment–2.36%
ASML Holding N.V., New York Shares (Netherlands)	5,260	5,627,463
Lam Research Corp.	19,576	3,351,020
Qnity Electronics, Inc.	18,994	1,550,860
		10,529,343
Semiconductors–2.80%
Broadcom, Inc.	13,146	4,549,830
NXP Semiconductors N.V. (Netherlands)	19,632	4,261,322
Shares		Value
Semiconductors–(continued)
Texas Instruments, Inc.	21,161	$3,671,222
		12,482,374
Soft Drinks & Non-alcoholic Beverages–1.17%
Coca-Cola Co. (The)	74,799	5,229,198
Specialty Chemicals–0.60%
DuPont de Nemours, Inc.	66,679	2,680,496
Systems Software–2.02%
Microsoft Corp.	18,615	9,002,586
Telecom Tower REITs–1.15%
Crown Castle, Inc.	57,876	5,143,440
Tobacco–1.95%
Philip Morris International, Inc.	54,223	8,697,369
Trading Companies & Distributors–0.48%
Ashtead Group PLC (United Kingdom)	31,192	2,126,646
Transaction & Payment Processing Services–1.09%
Visa, Inc., Class A	13,911	4,878,727
Total Common Stocks & Other Equity Interests (Cost $324,911,802)		436,159,072
Money Market Funds–2.21%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(c)(d)	3,446,889	3,446,889
Invesco Treasury Portfolio, Institutional Class, 3.64%(c)(d)	6,400,693	6,400,693
Total Money Market Funds (Cost $9,847,582)		9,847,582
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.02% (Cost $334,759,384)		446,006,654
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.53%
Invesco Private Government Fund, 3.74%(c)(d)(e)	4,400,349	4,400,349
Invesco Private Prime Fund, 3.88%(c)(d)(e)	11,336,161	11,339,562
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,739,911)		15,739,911
TOTAL INVESTMENTS IN SECURITIES–103.55% (Cost $350,499,295)		461,746,565
OTHER ASSETS LESS LIABILITIES—(3.55)%		(15,834,226)
NET ASSETS–100.00%		$445,912,339
Investment Abbreviations:
REIT	– Real Estate Investment Trust
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Diversified Dividend Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at December 31, 2025.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$4,256,524	$51,486,369	$(52,296,004)	$-	$-	$3,446,889	$134,576
Invesco Treasury Portfolio, Institutional Class	7,904,300	95,617,542	(97,121,149)	-	-	6,400,693	247,488
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,181,026	355,644,741	(360,425,418)	-	-	4,400,349	377,353*
Invesco Private Prime Fund	23,868,468	717,371,182	(729,894,356)	-	(5,732)	11,339,562	993,394*
Total	$45,210,318	$1,220,119,834	$(1,239,736,927)	$-	$(5,732)	$25,587,493	$1,752,811

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Diversified Dividend Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $324,911,802)*	$436,159,072
Investments in affiliated money market funds, at value (Cost $25,587,493)	25,587,493
Receivable for:
Fund shares sold	13,581
Dividends	672,767
Investment for trustee deferred compensation and retirement plans	83,448
Total assets	462,516,361
Liabilities:
Payable for:
Fund shares reacquired	373,143
Amount due custodian	119,343
Collateral upon return of securities loaned	15,739,911
Accrued fees to affiliates	236,380
Accrued other operating expenses	29,783
Trustee deferred compensation and retirement plans	105,462
Total liabilities	16,604,022
Net assets applicable to shares outstanding	$445,912,339
Net assets consist of:
Shares of beneficial interest	$285,621,551
Distributable earnings	160,290,788
$445,912,339
Net Assets:
Series I	$200,932,850
Series II	$244,979,489
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,382,535
Series II	9,111,883
Series I:
Net asset value per share	$27.22
Series II:
Net asset value per share	$26.89

*	At December 31, 2025, securities with an aggregate value of $15,234,629 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $51,189)	$9,159,621
Dividends from affiliated money market funds (includes net securities lending income of $42,711)	424,775
Total investment income	9,584,396
Expenses:
Advisory fees	2,179,819
Administrative services fees	729,350
Custodian fees	6,579
Distribution fees - Series II	588,086
Transfer agent fees	22,218
Trustees’ and officers’ fees and benefits	25,139
Reports to shareholders	10,408
Professional services fees	51,794
Other	4,867
Total expenses	3,618,260
Less: Fees waived and/or expenses reimbursed	(10,293)
Net expenses	3,607,967
Net investment income	5,976,429
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	45,191,173
Affiliated investment securities	(5,732)
Foreign currencies	(8,424)
45,177,017
Change in net unrealized appreciation of:
Unaffiliated investment securities	12,642,559
Foreign currencies	22,964
12,665,523
Net realized and unrealized gain	57,842,540
Net increase in net assets resulting from operations	$63,818,969
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Diversified Dividend Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$5,976,429	$6,628,091
Net realized gain	45,177,017	34,100,989
Change in net unrealized appreciation	12,665,523	14,112,673
Net increase in net assets resulting from operations	63,818,969	54,841,753
Distributions to shareholders from distributable earnings:
Series I	(19,457,081)	(12,514,661)
Series II	(21,682,150)	(13,059,334)
Total distributions from distributable earnings	(41,139,231)	(25,573,995)
Share transactions–net:
Series I	(22,882,670)	(16,040,435)
Series II	2,242,438	(7,566,093)
Net increase (decrease) in net assets resulting from share transactions	(20,640,232)	(23,606,528)
Net increase in net assets	2,039,506	5,661,230
Net assets:
Beginning of year	443,872,833	438,211,603
End of year	$445,912,339	$443,872,833
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Diversified Dividend Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$25.88	$0.40	$3.59	$3.99	$(0.46)	$(2.19)	$(2.65)	$27.22	15.74%	$200,933	0.68%	0.68%	1.48%	58%
Year ended 12/31/24	24.24	0.42	2.81	3.23	(0.51)	(1.08)	(1.59)	25.88	13.22	212,914	0.70	0.70	1.61	46
Year ended 12/31/23	24.99	0.46	1.45	1.91	(0.52)	(2.14)	(2.66)	24.24	9.05	214,556	0.68	0.68	1.86	45
Year ended 12/31/22	29.82	0.54	(1.16)	(0.62)	(0.56)	(3.65)	(4.21)	24.99	(1.68)	225,216	0.67	0.67	1.91	40
Year ended 12/31/21	25.72	0.52	4.32	4.84	(0.63)	(0.11)	(0.74)	29.82	18.89	242,810	0.68	0.68	1.81	45
Series II
Year ended 12/31/25	25.60	0.33	3.54	3.87	(0.39)	(2.19)	(2.58)	26.89	15.44	244,979	0.93	0.93	1.23	58
Year ended 12/31/24	23.99	0.35	2.78	3.13	(0.44)	(1.08)	(1.52)	25.60	12.96	230,958	0.95	0.95	1.36	46
Year ended 12/31/23	24.75	0.40	1.43	1.83	(0.45)	(2.14)	(2.59)	23.99	8.77	223,655	0.93	0.93	1.61	45
Year ended 12/31/22	29.57	0.46	(1.15)	(0.69)	(0.48)	(3.65)	(4.13)	24.75	(1.93)	229,588	0.92	0.92	1.66	40
Year ended 12/31/21	25.52	0.44	4.29	4.73	(0.57)	(0.11)	(0.68)	29.57	18.59	245,103	0.93	0.93	1.56	45

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Diversified Dividend Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to provide reasonable current income and long-term growth of income and capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco V.I. Diversified Dividend Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9
Invesco V.I. Diversified Dividend Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $4,121 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - As a group, securities that pay high dividends may fall out of favor with investors and underperform companies that do not pay high dividends. Companies that pay dividends are not required to continue paying them. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or an anticipated acceleration of dividends may not occur. Depending on market conditions, dividend paying that meet the Fund’s investment criteria may not be widely available for purchase by the Fund, which may increase the volatility of the Fund’s returns and limit its ability to produce current income while remaining fully diversified. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.545%
Next $750 million	0.420%
Next $1 billion	0.395%
Over $2 billion	0.370%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.49%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses,
10
Invesco V.I. Diversified Dividend Fund

the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $10,293.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $63,340 for accounting and fund administrative services and was reimbursed $666,010 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $3,898 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$427,529,133	$8,629,939	$—	$436,159,072
Money Market Funds	9,847,582	15,739,911	—	25,587,493
Total Investments	$437,376,715	$24,369,850	$—	$461,746,565
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund
11
Invesco V.I. Diversified Dividend Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$8,677,598	$9,730,957
Long-term capital gain	32,461,633	15,843,038
Total distributions	$41,139,231	$25,573,995

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$5,869,601
Undistributed long-term capital gain	43,830,144
Net unrealized appreciation — investments	110,647,149
Net unrealized appreciation — foreign currencies	12,428
Temporary book/tax differences	(68,534)
Shares of beneficial interest	285,621,551
Total net assets	$445,912,339
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $254,817,236 and $307,187,962, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$114,593,011
Aggregate unrealized (depreciation) of investments	(3,945,862)
Net unrealized appreciation of investments	$110,647,149
Cost of investments for tax purposes is $351,099,416.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of distributions, on December 31, 2025, undistributed net investment income was decreased by $101,650 and undistributed net realized gain was increased by $101,650. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	314,143	$8,502,711	388,380	$10,068,800
Series II	671,450	17,898,636	491,304	12,624,290
Issued as reinvestment of dividends:
Series I	737,569	19,457,081	478,206	12,514,661
Series II	831,690	21,682,150	504,221	13,059,334
12
Invesco V.I. Diversified Dividend Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,895,231)	$(50,842,462)	(1,492,673)	$(38,623,896)
Series II	(1,413,661)	(37,338,348)	(1,296,164)	(33,249,717)
Net increase (decrease) in share activity	(754,040)	$(20,640,232)	(926,726)	$(23,606,528)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 58% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco V.I. Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Diversified Dividend Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Diversified Dividend Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco V.I. Diversified Dividend Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$32,461,633
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	77.09%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
15
Invesco V.I. Diversified Dividend Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
16
Invesco V.I. Diversified Dividend Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Equally-Weighted S&P 500 Fund

2	Schedule of Investments
10	Financial Statements
12	Financial Highlights
13	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Tax Information
21	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
MS-VIEWSP-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.34%
Advertising–0.40%
Omnicom Group, Inc.(b)	12,418	$1,002,753
Trade Desk, Inc. (The), Class A(c)	24,512	930,476
		1,933,229
Aerospace & Defense–2.49%
Axon Enterprise, Inc.(c)	1,691	960,370
Boeing Co. (The)(c)	4,838	1,050,427
General Dynamics Corp.	2,809	945,680
General Electric Co.	3,390	1,044,221
Howmet Aerospace, Inc.	4,997	1,024,485
Huntington Ingalls Industries, Inc.	2,975	1,011,708
L3Harris Technologies, Inc.	3,362	986,982
Lockheed Martin Corp.(b)	2,054	993,458
Northrop Grumman Corp.	1,731	987,034
RTX Corp.	5,502	1,009,067
Textron, Inc.	11,297	984,759
TransDigm Group, Inc.	738	981,429
		11,979,620
Agricultural & Farm Machinery–0.20%
Deere & Co.	2,050	954,418
Agricultural Products & Services–0.39%
Archer-Daniels-Midland Co.	16,516	949,505
Bunge Global S.A.	10,507	935,963
		1,885,468
Air Freight & Logistics–0.80%
C.H. Robinson Worldwide, Inc.	6,072	976,135
Expeditors International of Washington, Inc.	6,352	946,511
FedEx Corp.	3,381	976,636
United Parcel Service, Inc., Class B	9,648	956,985
		3,856,267
Apparel Retail–0.39%
Ross Stores, Inc.	5,287	952,400
TJX Cos., Inc. (The)	6,176	948,695
		1,901,095
Apparel, Accessories & Luxury Goods–0.64%
lululemon athletica, Inc.(c)	5,124	1,064,818
Ralph Lauren Corp.	2,688	950,504
Tapestry, Inc.	8,166	1,043,370
		3,058,692
Application Software–2.72%
Adobe, Inc.(c)	2,802	980,672
AppLovin Corp., Class A(c)	1,367	921,112
Autodesk, Inc.(c)	3,204	948,416
Cadence Design Systems, Inc.(c)	2,844	888,978
Datadog, Inc., Class A(c)	6,358	864,624
Fair Isaac Corp.(c)	549	928,150
Intuit, Inc.	1,451	961,171
Palantir Technologies, Inc., Class A(c)	5,116	909,369
PTC, Inc.(c)	5,473	953,451
Roper Technologies, Inc.	2,174	967,713
Shares		Value
Application Software–(continued)
Salesforce, Inc.	3,639	$964,008
Synopsys, Inc.(c)	2,020	948,834
Tyler Technologies, Inc.(c)	2,109	957,381
Workday, Inc., Class A(b)(c)	4,316	926,991
		13,120,870
Asset Management & Custody Banks–2.14%
Ameriprise Financial, Inc.	1,933	947,827
Ares Management Corp., Class A(b)	5,392	871,509
Bank of New York Mellon Corp. (The)	8,121	942,767
BlackRock, Inc.	887	949,392
Blackstone, Inc., Class A(b)	6,139	946,265
Franklin Resources, Inc.	41,243	985,295
Invesco Ltd.(d)	35,699	937,813
KKR & Co., Inc., Class A	6,792	865,844
Northern Trust Corp.	6,988	954,491
State Street Corp.	7,457	962,028
T. Rowe Price Group, Inc.(b)	9,283	950,393
		10,313,624
Automobile Manufacturers–0.60%
Ford Motor Co.	71,691	940,586
General Motors Co.	11,898	967,545
Tesla, Inc.(c)	2,130	957,904
		2,866,035
Automotive Parts & Equipment–0.19%
Aptiv PLC(b)(c)	12,239	931,265
Automotive Retail–0.57%
AutoZone, Inc.(c)	281	953,012
Carvana Co.(c)	2,056	867,673
O’Reilly Automotive, Inc.(c)	10,268	936,544
		2,757,229
Biotechnology–1.64%
AbbVie, Inc.	4,269	975,424
Amgen, Inc.	3,048	997,641
Biogen, Inc.(c)	5,415	952,986
Gilead Sciences, Inc.(b)	7,923	972,469
Incyte Corp.(c)	10,102	997,774
Moderna, Inc.(b)(c)	33,116	976,591
Regeneron Pharmaceuticals, Inc.	1,324	1,021,956
Vertex Pharmaceuticals, Inc.(c)	2,162	980,164
		7,875,005
Brewers–0.20%
Molson Coors Beverage Co., Class B	20,520	957,874
Broadcasting–0.39%
Fox Corp., Class A	8,222	600,782
Fox Corp., Class B	5,857	380,295
Paramount Skydance Corp.	65,311	875,167
		1,856,244
Broadline Retail–0.41%
Amazon.com, Inc.(c)	4,148	957,441
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Broadline Retail–(continued)
eBay, Inc.	11,635	$1,013,409
		1,970,850
Building Products–1.57%
A.O. Smith Corp.(b)	14,154	946,619
Allegion PLC	5,997	954,842
Builders FirstSource, Inc.(c)	8,773	902,654
Carrier Global Corp.	18,003	951,278
Johnson Controls International PLC	8,301	994,045
Lennox International, Inc.	1,901	923,088
Masco Corp.(b)	15,154	961,673
Trane Technologies PLC	2,409	937,583
		7,571,782
Cable & Satellite–0.41%
Charter Communications, Inc., Class A(b)(c)	4,507	940,836
Comcast Corp., Class A	34,858	1,041,906
		1,982,742
Cargo Ground Transportation–0.39%
J.B. Hunt Transport Services, Inc.	4,852	942,937
Old Dominion Freight Line, Inc.(b)	6,111	958,205
		1,901,142
Casinos & Gaming–0.59%
Las Vegas Sands Corp.	14,463	941,396
MGM Resorts International(b)(c)	25,843	943,011
Wynn Resorts Ltd.	7,778	935,927
		2,820,334
Commodity Chemicals–0.38%
Dow, Inc.(b)	39,096	914,064
LyondellBasell Industries N.V., Class A	21,255	920,342
		1,834,406
Communications Equipment–0.79%
Arista Networks, Inc.(c)	7,263	951,671
Cisco Systems, Inc.(b)	11,980	922,819
F5, Inc.(c)	3,725	950,844
Motorola Solutions, Inc.	2,593	993,949
		3,819,283
Computer & Electronics Retail–0.18%
Best Buy Co., Inc.	12,970	868,082
Construction & Engineering–0.56%
Comfort Systems USA, Inc.	941	878,226
EMCOR Group, Inc.(b)	1,533	937,874
Quanta Services, Inc.(b)	2,080	877,885
		2,693,985
Construction Machinery & Heavy Transportation Equipment– 0.77%
Caterpillar, Inc.	1,562	894,823
Cummins, Inc.	1,833	935,655
PACCAR, Inc.	8,472	927,769
Wabtec Corp.	4,459	951,773
		3,710,020
Construction Materials–0.59%
CRH PLC	7,682	958,714
Martin Marietta Materials, Inc.	1,542	960,142
Shares		Value
Construction Materials–(continued)
Vulcan Materials Co.	3,239	$923,827
		2,842,683
Consumer Electronics–0.19%
Garmin Ltd.	4,572	927,430
Consumer Finance–0.60%
American Express Co.	2,560	947,072
Capital One Financial Corp.	4,043	979,862
Synchrony Financial(b)	11,370	948,599
		2,875,533
Consumer Staples Merchandise Retail–1.01%
Costco Wholesale Corp.	1,099	947,712
Dollar General Corp.	7,637	1,013,964
Dollar Tree, Inc.(b)(c)	7,738	951,851
Target Corp.	10,160	993,140
Walmart, Inc.	8,494	946,317
		4,852,984
Copper–0.22%
Freeport-McMoRan, Inc.	20,697	1,051,201
Data Center REITs–0.40%
Digital Realty Trust, Inc.(b)	6,027	932,437
Equinix, Inc.	1,309	1,002,904
		1,935,341
Data Processing & Outsourced Services–0.20%
Broadridge Financial Solutions, Inc.	4,237	945,571
Distillers & Vintners–0.36%
Brown-Forman Corp., Class B(b)	31,645	824,669
Constellation Brands, Inc., Class A(b)	6,473	893,015
		1,717,684
Distributors–0.38%
Genuine Parts Co.	7,325	900,682
Pool Corp.	3,996	914,085
		1,814,767
Diversified Banks–1.62%
Bank of America Corp.	17,777	977,735
Citigroup, Inc.(b)	8,654	1,009,835
Fifth Third Bancorp(b)	20,218	946,404
JPMorgan Chase & Co.	3,100	998,882
KeyCorp	46,850	966,984
PNC Financial Services Group, Inc. (The)	4,645	969,551
U.S. Bancorp	17,949	957,759
Wells Fargo & Co.(b)	10,601	988,013
		7,815,163
Diversified Financial Services–0.19%
Apollo Global Management, Inc.(b)	6,449	933,557
Diversified Support Services–0.40%
Cintas Corp.	5,181	974,391
Copart, Inc.(c)	24,531	960,388
		1,934,779
Electric Utilities–3.42%
Alliant Energy Corp.(b)	14,834	964,358
American Electric Power Co., Inc.	8,421	971,026
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Electric Utilities–(continued)
Constellation Energy Corp.	2,655	$937,932
Duke Energy Corp.	8,433	988,432
Edison International	16,722	1,003,654
Entergy Corp.	10,301	952,121
Evergy, Inc.	13,078	948,024
Eversource Energy	14,215	957,096
Exelon Corp.(b)	22,213	968,265
FirstEnergy Corp.	21,653	969,405
NextEra Energy, Inc.(b)	11,829	949,632
NRG Energy, Inc.	5,717	910,375
PG&E Corp.	63,751	1,024,479
Pinnacle West Capital Corp.(b)	11,108	985,280
PPL Corp.(b)	28,905	1,012,253
Southern Co. (The)(b)	11,434	997,045
Xcel Energy, Inc.(b)	12,884	951,612
		16,490,989
Electrical Components & Equipment–1.13%
AMETEK, Inc.	4,791	983,640
Eaton Corp. PLC	2,720	866,347
Emerson Electric Co.(b)	7,017	931,296
Generac Holdings, Inc.(c)	5,772	787,128
Hubbell, Inc.	2,145	952,616
Rockwell Automation, Inc.	2,343	911,591
		5,432,618
Electronic Components–0.38%
Amphenol Corp., Class A	6,932	936,791
Corning, Inc.	10,206	893,637
		1,830,428
Electronic Equipment & Instruments–0.76%
Keysight Technologies, Inc.(c)	4,518	918,012
Teledyne Technologies, Inc.(c)	1,862	950,979
Trimble, Inc.(c)	11,659	913,483
Zebra Technologies Corp., Class A(c)	3,544	860,554
		3,643,028
Electronic Manufacturing Services–0.38%
Jabil, Inc.(b)	4,180	953,124
TE Connectivity PLC (Switzerland)	3,938	895,934
		1,849,058
Environmental & Facilities Services–0.82%
Republic Services, Inc.(b)	4,632	981,660
Rollins, Inc.	16,358	981,807
Veralto Corp.	9,835	981,336
Waste Management, Inc.(b)	4,597	1,010,007
		3,954,810
Fertilizers & Agricultural Chemicals–0.61%
CF Industries Holdings, Inc.	12,635	977,191
Corteva, Inc.	14,768	989,899
Mosaic Co. (The)(b)	40,479	975,139
		2,942,229
Financial Exchanges & Data–1.82%
Cboe Global Markets, Inc.	3,860	968,860
CME Group, Inc., Class A	3,610	985,819
Coinbase Global, Inc., Class A(c)	3,495	790,359
FactSet Research Systems, Inc.	3,336	968,074
Shares		Value
Financial Exchanges & Data–(continued)
Intercontinental Exchange, Inc.	5,994	$970,788
Moody’s Corp.	2,003	1,023,232
MSCI, Inc.	1,786	1,024,682
Nasdaq, Inc.	10,459	1,015,883
S&P Global, Inc.	1,957	1,022,709
		8,770,406
Food Distributors–0.20%
Sysco Corp.	13,067	962,907
Food Retail–0.20%
Kroger Co. (The)(b)	15,698	980,811
Footwear–0.40%
Deckers Outdoor Corp.(c)	9,546	989,634
NIKE, Inc., Class B	14,613	930,994
		1,920,628
Gas Utilities–0.20%
Atmos Energy Corp.	5,764	966,219
Gold–0.21%
Newmont Corp.(b)	10,184	1,016,872
Health Care Distributors–0.80%
Cardinal Health, Inc.	4,850	996,675
Cencora, Inc.	2,821	952,793
Henry Schein, Inc.(b)(c)	12,670	957,598
McKesson Corp.	1,182	969,583
		3,876,649
Health Care Equipment–3.16%
Abbott Laboratories	7,845	982,900
Baxter International, Inc.	52,649	1,006,122
Becton, Dickinson and Co.	4,846	940,463
Boston Scientific Corp.(c)	10,371	988,875
Dexcom, Inc.(c)	14,230	944,445
Edwards Lifesciences Corp.(c)	11,456	976,624
GE HealthCare Technologies, Inc.(b)	11,381	933,470
Hologic, Inc.(c)	12,847	956,973
IDEXX Laboratories, Inc.(c)	1,370	926,846
Insulet Corp.(c)	3,257	925,770
Intuitive Surgical, Inc.(c)	1,729	979,237
Medtronic PLC	9,540	916,412
ResMed, Inc.(b)	3,823	920,846
STERIS PLC	3,714	941,573
Stryker Corp.	2,717	954,944
Zimmer Biomet Holdings, Inc.(b)	10,327	928,604
		15,224,104
Health Care Facilities–0.39%
HCA Healthcare, Inc.	2,051	957,530
Universal Health Services, Inc., Class B(b)	4,314	940,538
		1,898,068
Health Care REITs–0.80%
Alexandria Real Estate Equities, Inc.(b)	20,688	1,012,471
Healthpeak Properties, Inc.	57,809	929,569
Ventas, Inc.	12,368	957,036
Welltower, Inc.(b)	5,032	933,989
		3,833,065
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Health Care Services–0.99%
Cigna Group (The)	3,661	$1,007,617
CVS Health Corp.	12,174	966,129
DaVita, Inc.(b)(c)	8,101	920,354
Labcorp Holdings, Inc.	3,669	920,479
Quest Diagnostics, Inc.	5,356	929,427
		4,744,006
Health Care Supplies–0.59%
Align Technology, Inc.(c)	5,841	912,072
Cooper Cos., Inc. (The)(c)	11,907	975,898
Solventum Corp.(c)	11,738	930,119
		2,818,089
Heavy Electrical Equipment–0.18%
GE Vernova, Inc.	1,330	869,248
Home Improvement Retail–0.39%
Home Depot, Inc. (The)	2,738	942,146
Lowe’s Cos., Inc.	3,905	941,730
		1,883,876
Homebuilding–0.73%
D.R. Horton, Inc.(b)	6,192	891,834
Lennar Corp., Class A	8,009	823,325
NVR, Inc.(b)(c)	128	933,475
PulteGroup, Inc.	7,517	881,443
		3,530,077
Homefurnishing Retail–0.19%
Williams-Sonoma, Inc.	5,138	917,595
Hotel & Resort REITs–0.20%
Host Hotels & Resorts, Inc.(b)	53,919	955,984
Hotels, Resorts & Cruise Lines–1.73%
Airbnb, Inc., Class A(c)	7,536	1,022,786
Booking Holdings, Inc.	182	974,670
Carnival Corp.(c)	36,582	1,117,214
Expedia Group, Inc.	3,508	993,852
Hilton Worldwide Holdings, Inc.	3,544	1,018,014
Marriott International, Inc., Class A	3,350	1,039,304
Norwegian Cruise Line Holdings Ltd.(c)	49,967	1,115,263
Royal Caribbean Cruises Ltd.(b)	3,692	1,029,773
		8,310,876
Household Products–1.00%
Church & Dwight Co., Inc.	11,540	967,629
Clorox Co. (The)(b)	9,377	945,483
Colgate-Palmolive Co.	12,363	976,924
Kimberly-Clark Corp.	9,321	940,396
Procter & Gamble Co. (The)	6,876	985,399
		4,815,831
Human Resource & Employment Services–0.79%
Automatic Data Processing, Inc.	3,707	953,552
Dayforce, Inc.(c)	13,903	961,531
Paychex, Inc.	8,517	955,437
Paycom Software, Inc.	5,869	935,284
		3,805,804
Independent Power Producers & Energy Traders–0.40%
AES Corp. (The)	69,665	998,996
Shares		Value
Independent Power Producers & Energy Traders–(continued)
Vistra Corp.	5,820	$938,941
		1,937,937
Industrial Conglomerates–0.40%
3M Co.	5,803	929,060
Honeywell International, Inc.	5,006	976,621
		1,905,681
Industrial Gases–0.43%
Air Products and Chemicals, Inc.(b)	4,061	1,003,148
Linde PLC	2,448	1,043,803
		2,046,951
Industrial Machinery & Supplies & Components–2.38%
Dover Corp.	4,912	959,019
Fortive Corp.	17,543	968,549
IDEX Corp.	5,447	969,239
Illinois Tool Works, Inc.(b)	3,792	933,970
Ingersoll Rand, Inc.(b)	11,872	940,500
Nordson Corp.	4,068	978,069
Otis Worldwide Corp.	10,943	955,871
Parker-Hannifin Corp.	1,081	950,156
Pentair PLC	9,134	951,215
Snap-on, Inc.	2,759	950,751
Stanley Black & Decker, Inc.(b)	12,673	941,350
Xylem, Inc.	6,943	945,498
		11,444,187
Industrial REITs–0.20%
Prologis, Inc.(b)	7,412	946,216
Insurance Brokers–1.04%
Aon PLC, Class A	2,827	997,592
Arthur J. Gallagher & Co.(b)	3,998	1,034,642
Brown & Brown, Inc.	12,403	988,519
Marsh & McLennan Cos., Inc.	5,313	985,668
Willis Towers Watson PLC	3,052	1,002,887
		5,009,308
Integrated Oil & Gas–0.60%
Chevron Corp.	6,349	967,651
Exxon Mobil Corp.(b)	8,042	967,775
Occidental Petroleum Corp.	23,027	946,870
		2,882,296
Integrated Telecommunication Services–0.41%
AT&T, Inc.	39,417	979,118
Verizon Communications, Inc.	24,082	980,860
		1,959,978
Interactive Home Entertainment–0.41%
Electronic Arts, Inc.	4,724	965,255
Take-Two Interactive Software, Inc.(c)	3,908	1,000,565
		1,965,820
Interactive Media & Services–0.59%
Alphabet, Inc., Class A	1,667	521,771
Alphabet, Inc., Class C	1,332	417,982
Match Group, Inc.	28,435	918,166
Meta Platforms, Inc., Class A	1,479	976,273
		2,834,192
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Internet Services & Infrastructure–0.59%
Akamai Technologies, Inc.(c)	11,121	$970,307
GoDaddy, Inc., Class A(c)	7,493	929,731
VeriSign, Inc.	3,967	963,783
		2,863,821
Investment Banking & Brokerage–1.15%
Charles Schwab Corp. (The)	10,034	1,002,497
Goldman Sachs Group, Inc. (The)	1,081	950,199
Interactive Brokers Group, Inc., Class A	14,420	927,350
Morgan Stanley	5,350	949,785
Raymond James Financial, Inc.(b)	5,759	924,838
Robinhood Markets, Inc., Class A(c)	7,087	801,540
		5,556,209
IT Consulting & Other Services–1.00%
Accenture PLC, Class A	3,532	947,635
Cognizant Technology Solutions Corp., Class A	11,552	958,816
EPAM Systems, Inc.(c)	4,541	930,360
Gartner, Inc.(c)	4,164	1,050,494
International Business Machines Corp.	3,075	910,846
		4,798,151
Leisure Products–0.20%
Hasbro, Inc.	11,701	959,482
Life & Health Insurance–1.00%
Aflac, Inc.	8,969	989,012
Globe Life, Inc.	7,126	996,642
MetLife, Inc.(b)	12,044	950,753
Principal Financial Group, Inc.	10,655	939,878
Prudential Financial, Inc.	8,377	945,596
		4,821,881
Life Sciences Tools & Services–1.97%
Agilent Technologies, Inc.	6,701	911,805
Bio-Techne Corp.(b)	15,804	929,433
Charles River Laboratories International, Inc.(c)	4,934	984,234
Danaher Corp.	4,172	955,054
IQVIA Holdings, Inc.(c)	4,313	972,194
Mettler-Toledo International, Inc.(c)	684	953,626
Revvity, Inc.(b)	9,288	898,614
Thermo Fisher Scientific, Inc.	1,675	970,579
Waters Corp.(c)	2,429	922,607
West Pharmaceutical Services, Inc.	3,601	990,779
		9,488,925
Managed Health Care–1.03%
Centene Corp.(c)	24,861	1,023,030
Elevance Health, Inc.	2,819	988,201
Humana, Inc.	3,746	959,463
Molina Healthcare, Inc.(c)	5,989	1,039,331
UnitedHealth Group, Inc.	2,928	966,562
		4,976,587
Metal, Glass & Plastic Containers–0.22%
Ball Corp.(b)	20,125	1,066,021
Movies & Entertainment–1.02%
Live Nation Entertainment, Inc.(b)(c)	6,925	986,813
Netflix, Inc.(c)	10,370	972,291
Shares		Value
Movies & Entertainment–(continued)
TKO Group Holdings, Inc.	4,882	$1,020,338
Walt Disney Co. (The)	8,834	1,005,044
Warner Bros. Discovery, Inc.(c)	32,556	938,264
		4,922,750
Multi-Family Residential REITs–1.25%
AvalonBay Communities, Inc.(b)	5,452	988,502
Camden Property Trust	9,322	1,026,166
Equity Residential	15,846	998,932
Essex Property Trust, Inc.	3,767	985,749
Mid-America Apartment Communities, Inc.	7,289	1,012,515
UDR, Inc.	27,296	1,001,217
		6,013,081
Multi-Sector Holdings–0.20%
Berkshire Hathaway, Inc., Class B(c)	1,960	985,194
Multi-Utilities–2.02%
Ameren Corp.(b)	9,833	981,924
CenterPoint Energy, Inc.(b)	25,650	983,421
CMS Energy Corp.	13,732	960,279
Consolidated Edison, Inc.	10,076	1,000,748
Dominion Energy, Inc.	16,558	970,133
DTE Energy Co.	7,396	953,936
NiSource, Inc.(b)	23,261	971,379
Public Service Enterprise Group, Inc.	12,217	981,025
Sempra	10,793	952,914
WEC Energy Group, Inc.	9,274	978,036
		9,733,795
Office REITs–0.19%
BXP, Inc.(b)	13,667	922,249
Oil & Gas Equipment & Services–0.58%
Baker Hughes Co., Class A	20,012	911,347
Halliburton Co.	33,105	935,547
SLB Ltd.	24,076	924,037
		2,770,931
Oil & Gas Exploration & Production–1.71%
APA Corp.(b)	36,526	893,426
ConocoPhillips	9,932	929,735
Coterra Energy, Inc.(b)	35,580	936,466
Devon Energy Corp.	25,029	916,812
Diamondback Energy, Inc.	5,998	901,679
EOG Resources, Inc.	8,628	906,026
EQT Corp.	16,793	900,105
Expand Energy Corp.	8,239	909,256
Texas Pacific Land Corp.	3,231	928,008
		8,221,513
Oil & Gas Refining & Marketing–0.53%
Marathon Petroleum Corp.	5,025	817,216
Phillips 66(b)	6,685	862,632
Valero Energy Corp.	5,462	889,159
		2,569,007
Oil & Gas Storage & Transportation–0.80%
Kinder Morgan, Inc.	36,155	993,901
ONEOK, Inc.(b)	13,030	957,705
Targa Resources Corp.	5,240	966,780
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Oil & Gas Storage & Transportation–(continued)
Williams Cos., Inc. (The)	15,890	$955,148
		3,873,534
Other Specialized REITs–0.40%
Iron Mountain, Inc.	11,244	932,690
VICI Properties, Inc.	34,632	973,852
		1,906,542
Other Specialty Retail–0.39%
Tractor Supply Co.	18,187	909,532
Ulta Beauty, Inc.(c)	1,601	968,621
		1,878,153
Packaged Foods & Meats–2.15%
Campbell’s Co. (The)(b)	34,115	950,785
Conagra Brands, Inc.	55,125	954,214
General Mills, Inc.(b)	21,032	977,988
Hershey Co. (The)	5,339	971,591
Hormel Foods Corp.	40,496	959,755
J.M. Smucker Co. (The)(b)	9,645	943,378
Kraft Heinz Co. (The)	39,481	957,414
Lamb Weston Holdings, Inc.(b)	16,300	682,807
McCormick & Co., Inc.	14,949	1,018,176
Mondelez International, Inc., Class A(b)	17,840	960,327
Tyson Foods, Inc., Class A	16,670	977,196
		10,353,631
Paper & Plastic Packaging Products & Materials–1.02%
Amcor PLC(b)	117,240	977,782
Avery Dennison Corp.	5,428	987,245
International Paper Co.(b)	24,575	968,009
Packaging Corp. of America(b)	4,745	978,561
Smurfit WestRock PLC	25,864	1,000,161
		4,911,758
Passenger Airlines–0.61%
Delta Air Lines, Inc.	13,748	954,111
Southwest Airlines Co.	24,137	997,582
United Airlines Holdings, Inc.(c)	8,923	997,770
		2,949,463
Passenger Ground Transportation–0.19%
Uber Technologies, Inc.(c)	11,423	933,373
Personal Care Products–0.39%
Estee Lauder Cos., Inc. (The), Class A	8,961	938,396
Kenvue, Inc.	55,506	957,478
		1,895,874
Pharmaceuticals–1.46%
Bristol-Myers Squibb Co.	18,773	1,012,616
Eli Lilly and Co.	968	1,040,290
Johnson & Johnson	4,655	963,352
Merck & Co., Inc.	9,848	1,036,601
Pfizer, Inc.	37,291	928,546
Viatris, Inc.	82,877	1,031,819
Zoetis, Inc.(b)	8,142	1,024,426
		7,037,650
Property & Casualty Insurance–2.50%
Allstate Corp. (The)	4,778	994,541
American International Group, Inc.	11,857	1,014,366
Shares		Value
Property & Casualty Insurance–(continued)
Arch Capital Group Ltd.(c)	10,476	$1,004,858
Assurant, Inc.	4,312	1,038,545
Chubb Ltd.	3,242	1,011,893
Cincinnati Financial Corp.	5,912	965,548
Erie Indemnity Co., Class A(b)	3,496	1,002,128
Hartford Insurance Group, Inc. (The)	7,382	1,017,240
Loews Corp.	9,369	986,649
Progressive Corp. (The)	4,315	982,612
Travelers Cos., Inc. (The)	3,454	1,001,867
W.R. Berkley Corp.(b)	14,224	997,387
		12,017,634
Publishing–0.20%
News Corp., Class A	26,816	700,434
News Corp., Class B	8,839	261,899
		962,333
Rail Transportation–0.59%
CSX Corp.	25,920	939,600
Norfolk Southern Corp.	3,267	943,248
Union Pacific Corp.	4,083	944,480
		2,827,328
Real Estate Services–0.40%
CBRE Group, Inc., Class A(c)	6,137	986,768
CoStar Group, Inc.(c)	14,165	952,455
		1,939,223
Regional Banks–0.99%
Citizens Financial Group, Inc.	16,445	960,552
Huntington Bancshares, Inc.	54,748	949,878
M&T Bank Corp.	4,699	946,755
Regions Financial Corp.	35,112	951,535
Truist Financial Corp.(b)	19,398	954,576
		4,763,296
Reinsurance–0.21%
Everest Group Ltd.	3,047	1,033,999
Research & Consulting Services–0.80%
Equifax, Inc.	4,468	969,467
Jacobs Solutions, Inc.	7,108	941,526
Leidos Holdings, Inc.	5,105	920,942
Verisk Analytics, Inc.	4,482	1,002,578
		3,834,513
Restaurants–1.43%
Chipotle Mexican Grill, Inc.(c)	28,326	1,048,062
Darden Restaurants, Inc.(b)	5,367	987,635
Domino’s Pizza, Inc.(b)	2,295	956,602
DoorDash, Inc., Class A(c)	4,364	988,359
McDonald’s Corp.	3,096	946,230
Starbucks Corp.	11,465	965,468
Yum! Brands, Inc.	6,681	1,010,702
		6,903,058
Retail REITs–1.02%
Federal Realty Investment Trust	9,860	993,888
Kimco Realty Corp.	47,925	971,440
Realty Income Corp.(b)	16,964	956,261
Regency Centers Corp.(b)	14,306	987,543
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Retail REITs–(continued)
Simon Property Group, Inc.	5,292	$979,602
		4,888,734
Self-Storage REITs–0.39%
Extra Space Storage, Inc.	7,408	964,670
Public Storage	3,592	932,124
		1,896,794
Semiconductor Materials & Equipment–0.96%
Applied Materials, Inc.	3,494	897,923
KLA Corp.	776	942,902
Lam Research Corp.	5,714	978,123
Qnity Electronics, Inc.	11,153	910,642
Teradyne, Inc.	4,712	912,055
		4,641,645
Semiconductors–2.67%
Advanced Micro Devices, Inc.(c)	4,342	929,883
Analog Devices, Inc.	3,414	925,877
Broadcom, Inc.	2,328	805,721
First Solar, Inc.(c)	3,666	957,669
Intel Corp.(c)	23,575	869,917
Microchip Technology, Inc.	14,159	902,211
Micron Technology, Inc.	3,646	1,040,605
Monolithic Power Systems, Inc.(b)	982	890,046
NVIDIA Corp.	5,231	975,581
NXP Semiconductors N.V. (Netherlands)	4,166	904,272
ON Semiconductor Corp.(c)	17,448	944,809
QUALCOMM, Inc.(b)	5,276	902,460
Skyworks Solutions, Inc.	13,971	885,901
Texas Instruments, Inc.	5,292	918,109
		12,853,061
Single-Family Residential REITs–0.21%
Invitation Homes, Inc.(b)	36,306	1,008,944
Soft Drinks & Non-alcoholic Beverages–0.79%
Coca-Cola Co. (The)	13,693	957,278
Keurig Dr Pepper, Inc.(b)	32,556	911,893
Monster Beverage Corp.(c)	13,016	997,937
PepsiCo, Inc.	6,422	921,685
		3,788,793
Specialty Chemicals–1.22%
Albemarle Corp.	7,217	1,020,773
DuPont de Nemours, Inc.	23,471	943,534
Ecolab, Inc.	3,734	980,250
International Flavors & Fragrances, Inc.	14,702	990,768
PPG Industries, Inc.	9,572	980,747
Sherwin-Williams Co. (The)(b)	2,947	954,916
		5,870,988
Steel–0.40%
Nucor Corp.(b)	5,850	954,193
Steel Dynamics, Inc.(b)	5,615	951,462
		1,905,655
Systems Software–1.32%
CrowdStrike Holdings, Inc., Class A(c)	1,850	867,206
Fortinet, Inc.(c)	11,782	935,609
Gen Digital, Inc.(b)	34,921	949,502
Shares		Value
Systems Software–(continued)
Microsoft Corp.	2,009	$971,593
Oracle Corp.	4,311	840,257
Palo Alto Networks, Inc.(c)	4,982	917,684
ServiceNow, Inc.(c)	5,632	862,766
		6,344,617
Technology Distributors–0.18%
CDW Corp.	6,429	875,630
Technology Hardware, Storage & Peripherals–1.66%
Apple, Inc.(e)	3,448	937,373
Dell Technologies, Inc., Class C	6,836	860,516
Hewlett Packard Enterprise Co.	38,059	914,177
HP, Inc.	37,716	840,313
NetApp, Inc.	8,052	862,289
Sandisk Corp.(c)	4,129	980,142
Seagate Technology Holdings PLC	3,216	885,654
Super Micro Computer, Inc.(b)(c)	27,546	806,271
Western Digital Corp.	5,284	910,275
		7,997,010
Telecom Tower REITs–0.59%
American Tower Corp.	5,333	936,315
Crown Castle, Inc.	10,606	942,555
SBA Communications Corp., Class A	5,081	982,818
		2,861,688
Timber REITs–0.21%
Weyerhaeuser Co.(b)	41,744	988,915
Tobacco–0.41%
Altria Group, Inc.	16,381	944,528
Philip Morris International, Inc.	6,419	1,029,608
		1,974,136
Trading Companies & Distributors–0.60%
Fastenal Co.	23,488	942,574
United Rentals, Inc.	1,182	956,616
W.W. Grainger, Inc.	966	974,742
		2,873,932
Transaction & Payment Processing Services–1.81%
Block, Inc., Class A(c)	15,190	988,717
Corpay, Inc.(c)	3,086	928,670
Fidelity National Information Services, Inc.	14,435	959,350
Fiserv, Inc.(c)	14,442	970,069
Global Payments, Inc.	11,966	926,169
Jack Henry & Associates, Inc.	5,199	948,714
Mastercard, Inc., Class A	1,784	1,018,450
PayPal Holdings, Inc.	15,719	917,675
Visa, Inc., Class A	2,951	1,034,945
		8,692,759
Water Utilities–0.20%
American Water Works Co., Inc.	7,469	974,704
Wireless Telecommunication Services–0.21%
T-Mobile US, Inc.	4,922	999,363
Total Common Stocks & Other Equity Interests (Cost $252,350,327)		478,371,422
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco V.I. Equally-Weighted S&P 500 Fund

Shares		Value
Money Market Funds–0.59%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(f)	992,834	$992,834
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(f)	1,843,827	1,843,827
Total Money Market Funds (Cost $2,836,661)		2,836,661
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.93% (Cost $255,186,988)		481,208,083
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–16.19%
Invesco Private Government Fund, 3.74%(d)(f)(g)	18,889,969	18,889,969
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 3.88%(d)(f)(g)	59,084,001	$59,101,726
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $77,991,695)		77,991,695
TOTAL INVESTMENTS IN SECURITIES–116.12% (Cost $333,178,683)		559,199,778
OTHER ASSETS LESS LIABILITIES—(16.12)%		(77,638,361)
NET ASSETS–100.00%		$481,561,417
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at December 31, 2025.
(c)	Non-income producing security.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Invesco Ltd.	$948,377	$159,140	$(663,604)	$295,237	$198,663	$937,813	$45,496
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	1,109,483	19,830,275	(19,946,924)	-	-	992,834	40,851
Invesco Treasury Portfolio, Institutional Class	2,060,428	36,827,653	(37,044,254)	-	-	1,843,827	75,143
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	37,318,246	406,135,047	(424,563,324)	-	-	18,889,969	1,409,057*
Invesco Private Prime Fund	97,157,933	847,421,198	(885,472,087)	-	(5,318)	59,101,726	3,725,970*
Total	$138,594,467	$1,310,373,313	$(1,367,690,193)	$295,237	$193,345	$81,766,169	$5,296,517

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(f)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Equity Risk
E-mini S&P 500 Equal Weight	20	March-2026	$3,121,600	$(59,065)	$(59,065)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $251,974,845)*	$477,433,609
Investments in affiliates, at value (Cost $81,203,838)	81,766,169
Cash	2,450
Receivable for:
Fund shares sold	335,373
Dividends	538,473
Investment for trustee deferred compensation and retirement plans	68,754
Other assets	112
Total assets	560,144,940
Liabilities:
Other investments:
Variation margin payable — futures contracts	27,189
Payable for:
Fund shares reacquired	105,801
Collateral upon return of securities loaned	77,991,695
Accrued fees to affiliates	282,315
Accrued other operating expenses	103,469
Trustee deferred compensation and retirement plans	73,054
Total liabilities	78,583,523
Net assets applicable to shares outstanding	$481,561,417
Net assets consist of:
Shares of beneficial interest	$215,892,944
Distributable earnings	265,668,473
$481,561,417
Net Assets:
Series I	$56,370,153
Series II	$425,191,264
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	1,963,152
Series II	15,517,937
Series I:
Net asset value per share	$28.71
Series II:
Net asset value per share	$27.40

*	At December 31, 2025, securities with an aggregate value of $73,373,110 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $2,631)	$8,761,972
Dividends from affiliates (includes net securities lending income of $291,125)	452,615
Total investment income	9,214,587
Expenses:
Advisory fees	573,757
Administrative services fees	784,964
Custodian fees	11,587
Distribution fees - Series II	1,052,646
Transfer agent fees	24,084
Trustees’ and officers’ fees and benefits	26,724
Licensing fees	122,692
Reports to shareholders	10,424
Professional services fees	51,632
Other	5,416
Total expenses	2,663,926
Less: Fees waived and/or expenses reimbursed	(3,200)
Net expenses	2,660,726
Net investment income	6,553,861
Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	39,762,992
Affiliated investment securities	193,345
Futures contracts	166,062
40,122,399
Change in net unrealized appreciation of:
Unaffiliated investment securities	2,939,727
Affiliated investment securities	295,237
Futures contracts	35,971
3,270,935
Net realized and unrealized gain	43,393,334
Net increase in net assets resulting from operations	$49,947,195
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco V.I. Equally-Weighted S&P 500 Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$6,553,861	$6,706,257
Net realized gain	40,122,399	37,633,488
Change in net unrealized appreciation	3,270,935	13,523,328
Net increase in net assets resulting from operations	49,947,195	57,863,073
Distributions to shareholders from distributable earnings:
Series I	(5,198,322)	(2,372,585)
Series II	(39,597,569)	(16,822,803)
Total distributions from distributable earnings	(44,795,891)	(19,195,388)
Share transactions–net:
Series I	(3,401,774)	(5,984,100)
Series II	(1,114,132)	(23,878,464)
Net increase (decrease) in net assets resulting from share transactions	(4,515,906)	(29,862,564)
Net increase in net assets	635,398	8,805,121
Net assets:
Beginning of year	480,926,019	472,120,898
End of year	$481,561,417	$480,926,019
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco V.I. Equally-Weighted S&P 500 Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$28.41	$0.46	$2.67	$3.13	$(0.48)	$(2.35)	$(2.83)	$28.71	11.10%	$56,370	0.34%	0.34%	1.59%	24%
Year ended 12/31/24	26.22	0.44	2.91	3.35	(0.46)	(0.70)	(1.16)	28.41	12.71	58,996	0.34	0.34	1.58	26
Year ended 12/31/23	25.47	0.46	2.63	3.09	(0.37)	(1.97)	(2.34)	26.22	13.71	59,792	0.34	0.34	1.76	20
Year ended 12/31/22	30.96	0.42	(4.13)	(3.71)	(0.28)	(1.50)	(1.78)	25.47	(11.81)	59,253	0.32	0.32	1.56	32
Year ended 12/31/21	24.24	0.31	6.75	7.06	(0.34)	—	(0.34)	30.96	29.17	36,788	0.35	0.35	1.10	23
Series II
Year ended 12/31/25	27.23	0.37	2.56	2.93	(0.41)	(2.35)	(2.76)	27.40	10.82	425,191	0.59	0.59	1.34	24
Year ended 12/31/24	25.18	0.36	2.79	3.15	(0.40)	(0.70)	(1.10)	27.23	12.42	421,930	0.59	0.59	1.33	26
Year ended 12/31/23	24.54	0.38	2.54	2.92	(0.31)	(1.97)	(2.28)	25.18	13.48	412,329	0.59	0.59	1.51	20
Year ended 12/31/22	29.92	0.35	(4.01)	(3.66)	(0.22)	(1.50)	(1.72)	24.54	(12.06)	387,689	0.57	0.57	1.31	32
Year ended 12/31/21	23.45	0.24	6.52	6.76	(0.29)	—	(0.29)	29.92	28.88	394,782	0.60	0.60	0.85	23

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2022, the portfolio turnover calculation excludes the value of securities purchased of $20,974,156 and sold of $41,844,757 in the effort to realign the Fund’s portfolio holdings after the reorganization of
Invesco V.I. S&P 500 Index Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco V.I. Equally-Weighted S&P 500 Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Equally-Weighted S&P 500 Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
13
Invesco V.I. Equally-Weighted S&P 500 Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not
14
Invesco V.I. Equally-Weighted S&P 500 Fund

increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $29,753 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.
K.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
M.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.120%
Over $2 billion	0.100%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.12%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $3,200.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $68,124 for accounting and fund administrative services and was reimbursed $716,840 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
15
Invesco V.I. Equally-Weighted S&P 500 Fund

The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $8,552 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$478,371,422	$—	$—	$478,371,422
Money Market Funds	2,836,661	77,991,695	—	80,828,356
Total Investments in Securities	481,208,083	77,991,695	—	559,199,778
Other Investments - Liabilities*
Futures Contracts	(59,065)	—	—	(59,065)
Total Investments	$481,149,018	$77,991,695	$—	$559,140,713

*	Unrealized (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(59,065)
Derivatives not subject to master netting agreements	59,065
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
16
Invesco V.I. Equally-Weighted S&P 500 Fund

Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Futures contracts	$166,062
Change in Net Unrealized Appreciation:
Futures contracts	35,971
Total	$202,033
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$3,642,600

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$12,608,991	$9,035,731
Long-term capital gain	32,186,900	10,159,657
Total distributions	$44,795,891	$19,195,388

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$12,524,333
Undistributed long-term capital gain	32,834,645
Net unrealized appreciation — investments	220,355,202
Temporary book/tax differences	(45,707)
Shares of beneficial interest	215,892,944
Total net assets	$481,561,417
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
17
Invesco V.I. Equally-Weighted S&P 500 Fund

NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $116,124,043 and $157,874,519, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$230,576,452
Aggregate unrealized (depreciation) of investments	(10,221,250)
Net unrealized appreciation of investments	$220,355,202
Cost of investments for tax purposes is $338,785,511.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of REITs and federal taxes, on December 31, 2025, undistributed net realized gain was decreased by $1,318 and shares of beneficial interest was increased by $1,318. This reclassification had no effect on the net assets of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	101,731	$2,991,799	325,349	$8,764,176
Series II	663,540	17,910,483	804,046	21,487,172
Issued as reinvestment of dividends:
Series I	182,432	5,197,331	82,003	2,372,178
Series II	1,455,776	39,597,018	606,441	16,822,583
Reacquired:
Series I	(397,591)	(11,590,904)	(611,355)	(17,120,454)
Series II	(2,098,303)	(58,621,633)	(2,292,019)	(62,188,219)
Net increase (decrease) in share activity	(92,415)	$(4,515,906)	(1,085,535)	$(29,862,564)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 83% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18
Invesco V.I. Equally-Weighted S&P 500 Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equally-Weighted S&P 500 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equally-Weighted S&P 500 Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
19
Invesco V.I. Equally-Weighted S&P 500 Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$32,186,900
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	38.50%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
20
Invesco V.I. Equally-Weighted S&P 500 Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
21
Invesco V.I. Equally-Weighted S&P 500 Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Equity and Income Fund

2	Schedule of Investments
23	Financial Statements
25	Financial Highlights
26	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Tax Information
36	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VK-VIEQI-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–63.34%
Aerospace & Defense–1.22%
RTX Corp.	57,003	$10,454,350
Textron, Inc.	77,386	6,745,738
		17,200,088
Air Freight & Logistics–0.96%
FedEx Corp.	46,690	13,486,873
Application Software–0.68%
Salesforce, Inc.	36,353	9,630,273
Asset Management & Custody Banks–0.68%
KKR & Co., Inc., Class A	75,271	9,595,547
Automobile Manufacturers–0.84%
General Motors Co.	145,424	11,825,880
Biotechnology–0.79%
Regeneron Pharmaceuticals, Inc.	14,452	11,155,065
Broadline Retail–1.66%
Amazon.com, Inc.(b)	101,787	23,494,475
Building Products–1.26%
Johnson Controls International PLC	148,203	17,747,309
Communications Equipment–0.67%
Cisco Systems, Inc.(c)	123,342	9,501,034
Consumer Finance–0.55%
Capital One Financial Corp.	32,209	7,806,173
Diversified Banks–5.10%
Bank of America Corp.	521,277	28,670,235
PNC Financial Services Group, Inc. (The)	57,147	11,928,293
Wells Fargo & Co.	335,817	31,298,145
		71,896,673
Electric Utilities–2.05%
American Electric Power Co., Inc.	70,231	8,098,336
FirstEnergy Corp.	155,362	6,955,557
PPL Corp.	397,909	13,934,773
		28,988,666
Electrical Components & Equipment–1.28%
Emerson Electric Co.	84,326	11,191,747
Vertiv Holdings Co., Class A	42,159	6,830,179
		18,021,926
Electronic Components–1.09%
Coherent Corp.(b)	83,191	15,354,563
Electronic Equipment & Instruments–1.02%
Ralliant Corp.	151,198	7,697,490
Zebra Technologies Corp., Class A(b)	27,724	6,731,942
		14,429,432
Fertilizers & Agricultural Chemicals–0.50%
Corteva, Inc.	105,625	7,080,044
Shares		Value
Food Distributors–2.17%
Sysco Corp.	205,316	$15,129,736
US Foods Holding Corp.(b)	205,275	15,461,313
		30,591,049
Footwear–0.98%
NIKE, Inc., Class B	217,536	13,859,219
Health Care Equipment–1.61%
Becton, Dickinson and Co.	44,495	8,635,145
Medtronic PLC	145,943	14,019,284
		22,654,429
Health Care Services–0.89%
CVS Health Corp.	158,985	12,617,050
Household Products–0.94%
Procter & Gamble Co. (The)	92,295	13,226,796
Industrial Gases–0.11%
Air Products and Chemicals, Inc.(c)	6,102	1,507,316
Industrial Machinery & Supplies & Components–2.07%
Fortive Corp.	187,611	10,358,003
Parker-Hannifin Corp.	21,463	18,865,119
		29,223,122
Insurance Brokers–1.14%
Willis Towers Watson PLC	48,876	16,060,654
Integrated Oil & Gas–2.85%
Chevron Corp.	81,533	12,426,444
Exxon Mobil Corp.	95,551	11,498,607
Shell PLC (United Kingdom)	259,534	9,564,414
Suncor Energy, Inc. (Canada)	151,479	6,723,326
		40,212,791
Interactive Media & Services–2.38%
Alphabet, Inc., Class A	76,482	23,938,866
Meta Platforms, Inc., Class A	14,630	9,657,117
		33,595,983
Investment Banking & Brokerage–2.26%
Charles Schwab Corp. (The)	190,600	19,042,846
Goldman Sachs Group, Inc. (The)	14,629	12,858,891
		31,901,737
IT Consulting & Other Services–0.58%
Cognizant Technology Solutions Corp., Class A	99,384	8,248,872
Life Sciences Tools & Services–1.19%
IQVIA Holdings, Inc.(b)	32,781	7,389,165
Thermo Fisher Scientific, Inc.	16,191	9,381,875
		16,771,040
Managed Health Care–1.81%
Elevance Health, Inc.	22,069	7,736,288
Humana, Inc.	26,286	6,732,633
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Equity and Income Fund

Shares		Value
Managed Health Care–(continued)
UnitedHealth Group, Inc.	33,501	$11,059,015
		25,527,936
Movies & Entertainment–1.32%
Walt Disney Co. (The)	163,957	18,653,388
Multi-Utilities–0.68%
Sempra	109,225	9,643,475
Oil & Gas Equipment & Services–0.50%
SLB Ltd.	183,612	7,047,029
Oil & Gas Exploration & Production–1.05%
ConocoPhillips	140,839	13,183,939
EQT Corp.	31,792	1,704,051
		14,887,990
Pharmaceuticals–3.61%
Bristol-Myers Squibb Co.	154,972	8,359,190
Johnson & Johnson	77,507	16,040,073
Merck & Co., Inc.	141,946	14,941,236
Sanofi S.A.	119,407	11,553,243
		50,893,742
Property & Casualty Insurance–0.82%
American International Group, Inc.	134,707	11,524,184
Rail Transportation–0.61%
Norfolk Southern Corp.	29,637	8,556,795
Real Estate Services–1.05%
CBRE Group, Inc., Class A(b)	92,419	14,860,051
Regional Banks–1.36%
Citizens Financial Group, Inc.	328,303	19,176,178
Restaurants–0.84%
Starbucks Corp.	140,261	11,811,379
Semiconductor Materials & Equipment–0.79%
Lam Research Corp.	40,294	6,897,527
Qnity Electronics, Inc.	51,834	4,232,246
		11,129,773
Semiconductors–2.56%
Microchip Technology, Inc.	275,542	17,557,536
NVIDIA Corp.	52,079	9,712,734
NXP Semiconductors N.V. (Netherlands)	40,569	8,805,907
		36,076,177
Specialty Chemicals–0.86%
DuPont de Nemours, Inc.	146,138	5,874,748
PPG Industries, Inc.	60,707	6,220,039
		12,094,787
Systems Software–1.84%
Microsoft Corp.	42,142	20,380,714
Oracle Corp.	28,540	5,562,731
		25,943,445
Tobacco–1.58%
Philip Morris International, Inc.	139,437	22,365,695
Shares		Value
Trading Companies & Distributors–1.29%
Ashtead Group PLC (United Kingdom)	115,936	$7,904,426
Ferguson Enterprises, Inc.	46,157	10,275,933
		18,180,359
Transaction & Payment Processing Services–0.70%
Fidelity National Information Services, Inc.	148,806	9,889,647
Wireless Telecommunication Services–0.55%
T-Mobile US, Inc.	37,941	7,703,541
Total Common Stocks & Other Equity Interests (Cost $579,913,298)		893,649,650
Principal Amount
U.S. Dollar Denominated Bonds & Notes–23.86%
Advertising–0.04%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.60%, 04/15/2026	$550,000	549,244
Aerospace & Defense–0.28%
BAE Systems PLC (United Kingdom),
5.00%, 03/26/2027(d)	311,000	314,857
5.13%, 03/26/2029(d)	200,000	205,849
5.30%, 03/26/2034(d)	200,000	207,183
5.50%, 03/26/2054(c)(d)	298,000	300,123
L3Harris Technologies, Inc.,
5.40%, 07/31/2033	3,000	3,126
5.60%, 07/31/2053	3,000	2,979
Lockheed Martin Corp.,
3.55%, 01/15/2026	1,355,000	1,354,870
4.50%, 02/15/2029	64,000	65,030
4.75%, 02/15/2034	11,000	11,158
4.80%, 08/15/2034	97,000	98,053
4.15%, 06/15/2053	643,000	514,266
5.90%, 11/15/2063	3,000	3,103
5.20%, 02/15/2064	525,000	488,317
Northrop Grumman Corp., 4.95%, 03/15/2053	3,000	2,706
RTX Corp.,
5.00%, 02/27/2026	3,000	3,002
5.75%, 01/15/2029	28,000	29,326
6.00%, 03/15/2031	15,000	16,163
5.15%, 02/27/2033	18,000	18,598
6.10%, 03/15/2034	37,000	40,501
4.45%, 11/16/2038	308,000	289,922
		3,969,132
Agricultural & Farm Machinery–0.03%
AGCO Corp.,
5.45%, 03/21/2027	26,000	26,366
5.80%, 03/21/2034	66,000	69,114
Imperial Brands Finance PLC (United Kingdom), 6.38%, 07/01/2055(d)	340,000	347,550
John Deere Capital Corp., 4.70%, 06/10/2030	25,000	25,635
		468,665
Agricultural Products & Services–0.02%
Cargill, Inc., 4.75%, 04/24/2033(d)	3,000	3,028
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Agricultural Products & Services–(continued)
Ingredion, Inc., 6.63%, 04/15/2037	$232,000	$257,091
		260,119
Air Freight & Logistics–0.01%
United Parcel Service, Inc., 3.40%, 11/15/2046	240,000	178,544
Alternative Carriers–0.21%
Match Group Financeco 2, Inc., Conv., 0.88%, 06/15/2026(d)	1,583,000	1,559,334
Match Group Financeco 3, Inc., Conv., 2.00%, 01/15/2030(d)	1,560,000	1,402,440
		2,961,774
Apparel Retail–0.20%
Ross Stores, Inc., 0.88%, 04/15/2026	2,890,000	2,864,882
Application Software–0.98%
Box, Inc., Conv., 1.50%, 09/15/2029	2,734,000	2,665,650
Dropbox, Inc., Conv., 0.00%, 03/01/2026(e)	5,636,000	5,596,548
Envestnet, Inc., Conv., 2.63%, 12/01/2027	2,597,000	2,769,701
Intuit, Inc.,
5.20%, 09/15/2033	31,000	32,419
5.50%, 09/15/2053	21,000	20,765
Salesforce, Inc., 2.70%, 07/15/2041	1,413,000	1,025,552
Synopsys, Inc.,
4.55%, 04/01/2027(c)	619,000	623,681
5.70%, 04/01/2055(c)	497,000	493,547
Workday, Inc.,
3.50%, 04/01/2027	528,000	525,123
3.70%, 04/01/2029	3,000	2,958
		13,755,944
Asset Management & Custody Banks–0.33%
Ameriprise Financial, Inc.,
5.70%, 12/15/2028	52,000	54,523
4.50%, 05/13/2032	3,000	3,028
5.15%, 05/15/2033	20,000	20,781
Bank of New York Mellon Corp. (The),
4.54%, 02/01/2029(f)	9,000	9,117
4.98%, 03/14/2030(f)	35,000	36,039
5.83%, 10/25/2033(f)	5,000	5,400
4.71%, 02/01/2034(f)	5,000	5,020
5.19%, 03/14/2035(f)	26,000	26,877
5.32%, 06/06/2036(f)	498,000	516,171
Series J, 4.97%, 04/26/2034(f)	12,000	12,238
Series I, 3.75%(f)(g)	5,000	4,930
BlackRock, Inc., 4.75%, 05/25/2033	1,362,000	1,395,616
Blackstone Secured Lending Fund, 2.13%, 02/15/2027	89,000	86,631
Carlyle Group, Inc. (The), 5.05%, 09/19/2035	448,000	441,892
KKR Group Finance Co. III LLC, 5.13%, 06/01/2044(d)	372,000	348,589
KKR Group Finance Co. XII LLC, 4.85%, 05/17/2032(d)	1,364,000	1,372,837
Principal Amount		Value
Asset Management & Custody Banks–(continued)
Northern Trust Corp., 6.13%, 11/02/2032	$3,000	$3,277
State Street Corp.,
4.99%, 03/18/2027	200,000	202,741
5.68%, 11/21/2029(f)	86,000	90,084
4.82%, 01/26/2034(f)	3,000	3,043
6.12%, 11/21/2034(f)	47,000	50,893
		4,689,727
Automobile Manufacturers–0.57%
American Honda Finance Corp.,
4.95%, 01/09/2026	207,000	207,038
4.70%, 01/12/2028	7,000	7,102
4.60%, 04/17/2030	3,000	3,037
4.90%, 01/10/2034	43,000	43,215
Daimler Truck Finance North America LLC (Germany),
5.15%, 01/16/2026(d)	150,000	150,052
4.65%, 10/12/2030(d)	919,000	925,969
Ford Motor Credit Co. LLC, 6.80%, 11/07/2028	200,000	209,889
General Motors Co., 6.60%, 04/01/2036	377,000	410,704
Honda Motor Co. Ltd. (Japan), 2.97%, 03/10/2032(c)	1,138,000	1,040,531
Hyundai Capital America,
5.50%, 03/30/2026(d)	11,000	11,037
5.65%, 06/26/2026(d)	19,000	19,141
5.25%, 01/08/2027(d)	116,000	117,363
5.30%, 03/19/2027(d)	182,000	184,666
5.60%, 03/30/2028(d)	16,000	16,471
5.35%, 03/19/2029(d)	37,000	38,116
5.80%, 04/01/2030(d)	3,000	3,148
Mercedes-Benz Finance North America LLC (Germany),
4.90%, 01/09/2026(d)	523,000	523,088
4.80%, 01/11/2027(c)(d)	493,000	497,130
5.10%, 08/03/2028(d)	217,000	222,939
4.85%, 01/11/2029(d)	119,000	121,391
PACCAR Financial Corp., 4.60%, 01/10/2028	7,000	7,132
Toyota Motor Credit Corp.,
4.55%, 08/07/2026(c)	2,020,000	2,028,735
4.63%, 01/12/2028	3,000	3,049
Volkswagen Group of America Finance LLC (Germany),
5.40%, 03/20/2026(d)	549,000	550,480
5.30%, 03/22/2027(d)	354,000	358,478
5.25%, 03/22/2029(d)	200,000	204,543
5.60%, 03/22/2034(d)	200,000	206,148
		8,110,592
Automotive Parts & Equipment–0.01%
ERAC USA Finance LLC,
4.60%, 05/01/2028(d)	14,000	14,197
5.00%, 02/15/2029(d)	53,000	54,359
4.90%, 05/01/2033(d)	18,000	18,294
		86,850
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Automotive Retail–0.00%
AutoZone, Inc.,
5.05%, 07/15/2026	$17,000	$17,100
5.20%, 08/01/2033	15,000	15,423
		32,523
Biotechnology–1.13%
AbbVie, Inc.,
4.80%, 03/15/2027	338,000	341,655
4.80%, 03/15/2029	101,000	103,501
5.05%, 03/15/2034	123,000	126,447
4.50%, 05/14/2035	694,000	681,508
4.05%, 11/21/2039	300,000	268,079
5.35%, 03/15/2044	48,000	47,462
4.85%, 06/15/2044	264,000	244,676
5.40%, 03/15/2054	124,000	120,657
5.50%, 03/15/2064	97,000	94,294
Amgen, Inc.,
5.15%, 03/02/2028	15,000	15,354
5.25%, 03/02/2030	3,000	3,115
BridgeBio Pharma, Inc., Conv., 1.75%, 03/01/2031(d)	2,369,252	4,125,460
Gilead Sciences, Inc.,
3.65%, 03/01/2026	2,615,000	2,614,006
5.25%, 10/15/2033	30,000	31,535
5.55%, 10/15/2053	11,000	10,958
Jazz Investments I Ltd.,
Conv., 2.00%, 06/15/2026	3,385,000	3,925,754
3.13%, 09/15/2030	2,370,000	3,160,395
		15,914,856
Brewers–0.16%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium), 4.70%, 02/01/2036	959,000	949,639
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 01/15/2039	3,000	3,872
Heineken N.V. (Netherlands), 3.50%, 01/29/2028(d)	945,000	937,660
Molson Coors Beverage Co., 4.20%, 07/15/2046	377,000	303,213
		2,194,384
Broadline Retail–0.02%
Amazon.com, Inc.,
4.80%, 12/05/2034	9,000	9,249
2.88%, 05/12/2041	406,000	308,244
		317,493
Building Products–0.00%
Carrier Global Corp., 5.90%, 03/15/2034	10,000	10,732
Johnson Controls International PLC/Tyco Fire & Security Finance S.C.A., 2.00%, 09/16/2031	3,000	2,643
		13,375
Principal Amount		Value
Cable & Satellite–1.00%
Cable One, Inc.,
Conv., 0.00%, 03/15/2026(e)	$5,466,000	$5,397,675
1.13%, 03/15/2028	2,850,000	2,326,455
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.65%, 02/01/2034	53,000	55,861
Comcast Corp.,
3.15%, 03/01/2026	1,101,000	1,100,644
5.50%, 11/15/2032	3,000	3,171
5.17%, 01/15/2037(d)	942,000	929,319
3.90%, 03/01/2038	756,000	659,415
2.89%, 11/01/2051	352,000	206,004
2.65%, 08/15/2062	3,000	1,513
Cox Communications, Inc.,
5.70%, 06/15/2033(d)	3,000	3,027
2.95%, 10/01/2050(d)	202,000	112,608
5.80%, 12/15/2053(d)	58,000	49,673
Liberty Broadband Corp., Conv., 3.13%, 04/06/2026(d)(h)	3,270,000	3,242,205
		14,087,570
Cargo Ground Transportation–0.01%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(d)	3,000	3,015
5.35%, 01/12/2027(d)	9,000	9,105
5.70%, 02/01/2028(d)	3,000	3,088
5.55%, 05/01/2028(d)	12,000	12,347
6.05%, 08/01/2028(d)	20,000	20,861
Ryder System, Inc., 6.60%, 12/01/2033	26,000	28,998
		77,414
Commercial & Residential Mortgage Finance–0.06%
Aviation Capital Group LLC,
4.75%, 04/14/2027(d)	383,000	385,207
6.25%, 04/15/2028(d)	10,000	10,395
6.75%, 10/25/2028(d)	43,000	45,662
Nationwide Building Society (United Kingdom),
6.56%, 10/18/2027(d)(f)	200,000	203,812
3.96%, 07/18/2030(d)(f)	150,000	147,966
Radian Group, Inc., 6.20%, 05/15/2029	91,000	95,464
		888,506
Commodity Chemicals–0.03%
LYB Finance Co. B.V. (Netherlands), 8.10%, 03/15/2027(d)	339,000	353,749
Communications Equipment–0.08%
Cisco Systems, Inc.,
4.55%, 02/24/2028(c)	757,000	769,553
5.30%, 02/26/2054	353,000	338,629
Motorola Solutions, Inc., 4.60%, 02/23/2028	3,000	3,033
		1,111,215
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Computer & Electronics Retail–0.08%
Dell International LLC/EMC Corp.,
6.02%, 06/15/2026	$158,000	$158,704
5.30%, 04/01/2032	990,000	1,018,542
8.35%, 07/15/2046	2,000	2,540
Leidos, Inc.,
2.30%, 02/15/2031	3,000	2,703
5.75%, 03/15/2033	3,000	3,180
		1,185,669
Construction Machinery & Heavy Transportation Equipment– 0.10%
Cummins, Inc., 5.15%, 02/20/2034	43,000	44,598
Komatsu Finance America, Inc., 5.50%, 10/06/2027(d)	200,000	205,078
Westinghouse Air Brake Technologies Corp., 5.50%, 05/29/2035(c)	1,061,000	1,109,426
		1,359,102
Consumer Finance–0.24%
American Express Co.,
4.73%, 04/25/2029(f)	593,000	602,242
4.80%, 10/24/2036(f)	1,013,000	1,000,662
Capital One Financial Corp.,
7.15%, 10/29/2027(f)	31,000	31,746
6.31%, 06/08/2029(f)	16,000	16,795
7.62%, 10/30/2031(f)	26,000	29,392
6.38%, 06/08/2034(f)	13,000	14,058
6.18%, 01/30/2036(c)(f)	424,000	442,761
General Motors Financial Co., Inc.,
5.25%, 03/01/2026	480,000	480,387
5.40%, 04/06/2026	4,000	4,014
4.20%, 10/27/2028	245,000	245,404
Synchrony Financial, 3.95%, 12/01/2027	556,000	553,844
		3,421,305
Consumer Staples Merchandise Retail–0.00%
Dollar General Corp., 5.50%, 11/01/2052	3,000	2,876
Target Corp.,
4.50%, 09/15/2032	3,000	3,031
4.80%, 01/15/2053	3,000	2,674
Walmart, Inc., 4.50%, 04/15/2053	21,000	18,585
		27,166
Data Processing & Outsourced Services–0.32%
CSG Systems International, Inc., Conv., 3.88%, 09/15/2028	3,780,000	4,482,135
Distillers & Vintners–0.00%
Brown-Forman Corp., 4.75%, 04/15/2033	4,000	4,056
Constellation Brands, Inc., 4.90%, 05/01/2033	3,000	3,016
		7,072
Distributors–0.00%
Genuine Parts Co.,
6.50%, 11/01/2028	23,000	24,277
6.88%, 11/01/2033	37,000	41,132
		65,409
Principal Amount		Value
Diversified Banks–1.67%
Australia and New Zealand Banking Group Ltd. (Australia),
5.00%, 03/18/2026(c)	$551,000	$552,522
6.75%(d)(f)(g)	425,000	431,932
Banco Santander S.A. (Spain),
6.53%, 11/07/2027(f)	200,000	204,205
5.55%, 03/14/2028(f)	200,000	203,453
5.54%, 03/14/2030(f)	200,000	207,040
Bank of America Corp.,
3.25%, 10/21/2027	525,000	520,348
4.95%, 07/22/2028(f)	3,000	3,044
5.20%, 04/25/2029(f)	24,000	24,619
4.27%, 07/23/2029(f)	2,000	2,010
5.82%, 09/15/2029(f)	44,000	45,933
2.57%, 10/20/2032(f)	874,000	788,486
4.57%, 04/27/2033(f)	3,000	2,994
5.02%, 07/22/2033(f)	3,000	3,060
5.29%, 04/25/2034(f)	23,000	23,687
5.47%, 01/23/2035(f)	37,000	38,556
2.48%, 09/21/2036(f)	3,000	2,634
7.75%, 05/14/2038	115,000	139,720
Bank of America N.A., 5.53%, 08/18/2026	458,000	462,227
Bank of Montreal (Canada), 5.30%, 06/05/2026	10,000	10,060
Bank of Nova Scotia (The) (Canada),
8.63%, 10/27/2082(f)	246,000	261,433
8.00%, 01/27/2084(f)	286,000	307,447
Barclays PLC (United Kingdom), 6.69%, 09/13/2034(f)	200,000	221,511
BPCE S.A. (France),
5.20%, 01/18/2027(d)	250,000	253,069
5.72%, 01/18/2030(d)(f)	253,000	262,001
6.51%, 01/18/2035(d)(f)	250,000	265,460
Capital One N.A., 4.65%, 09/13/2028	122,000	123,822
Citigroup, Inc.,
3.67%, 07/24/2028(f)	511,000	507,897
4.08%, 04/23/2029(f)	4,000	3,998
5.17%, 02/13/2030(f)	61,000	62,610
4.95%, 05/07/2031(f)	969,000	990,092
6.17%, 05/25/2034(f)	27,000	28,692
5.83%, 02/13/2035(f)	170,000	176,731
6.68%, 09/13/2043(c)	741,000	824,809
5.30%, 05/06/2044	228,000	221,505
Series BB, 7.20%(f)(g)	215,000	223,347
Comerica, Inc., 5.98%, 01/30/2030(f)	31,000	32,345
Commonwealth Bank of Australia (Australia), 3.31%, 03/11/2041(d)	200,000	154,128
Credit Agricole S.A. (France),
5.34%, 01/10/2030(d)(f)	267,000	275,179
6.25%, 01/10/2035(d)(f)	250,000	265,512
Danske Bank A/S (Denmark), 1.55%, 09/10/2027(d)(f)	200,000	196,648
Federation des caisses Desjardins du Quebec (Canada), 4.55%, 08/23/2027(d)	280,000	283,161
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Diversified Banks–(continued)
Fifth Third Bancorp,
1.71%, 11/01/2027(f)	$3,000	$2,943
6.34%, 07/27/2029(f)	3,000	3,160
4.77%, 07/28/2030(f)	4,000	4,049
5.63%, 01/29/2032(f)	11,000	11,549
HSBC Holdings PLC (United Kingdom),
4.04%, 03/13/2028(f)	135,000	134,855
5.21%, 08/11/2028(f)	205,000	208,516
4.58%, 06/19/2029(f)	183,000	184,748
6.33%, 03/09/2044(f)	256,000	280,552
4.60%(f)(g)	225,000	214,669
ING Groep N.V. (Netherlands),
5.34%, 03/19/2030(f)	200,000	206,360
5.55%, 03/19/2035(f)	234,000	243,481
JPMorgan Chase & Co.,
3.20%, 06/15/2026	394,000	392,882
5.04%, 01/23/2028(f)	59,000	59,627
3.78%, 02/01/2028(f)	3,000	2,994
3.54%, 05/01/2028(f)	3,000	2,984
4.85%, 07/25/2028(f)	4,000	4,052
3.51%, 01/23/2029(f)	1,058,000	1,048,584
5.30%, 07/24/2029(f)	25,000	25,772
6.09%, 10/23/2029(f)	38,000	40,036
5.01%, 01/23/2030(f)	21,000	21,534
4.59%, 04/26/2033(f)	3,000	3,017
5.72%, 09/14/2033(f)	3,000	3,173
6.25%, 10/23/2034(f)	57,000	62,682
5.34%, 01/23/2035(f)	18,000	18,662
4.26%, 02/22/2048(f)	489,000	415,344
3.90%, 01/23/2049(f)	1,058,000	844,716
Series NN, 6.88%(f)(g)	122,000	129,474
JPMorgan Chase Bank N.A., 5.11%, 12/08/2026	345,000	348,783
Manufacturers & Traders Trust Co., 4.70%, 01/27/2028	189,000	191,567
Mitsubishi UFJ Financial Group, Inc. (Japan), 5.02%, 07/20/2028(f)	200,000	203,079
Morgan Stanley Bank N.A.,
5.88%, 10/30/2026	250,000	253,813
4.95%, 01/14/2028(f)	399,000	402,809
National Securities Clearing Corp., 5.10%, 11/21/2027(d)	250,000	256,081
Pinnacle Bank, 5.63%, 02/15/2028	250,000	255,458
PNC Financial Services Group, Inc. (The),
6.62%, 10/20/2027(f)	52,000	53,051
3.45%, 04/23/2029	689,000	678,488
5.58%, 06/12/2029(f)	26,000	26,972
4.63%, 06/06/2033(f)	4,000	3,970
6.04%, 10/28/2033(f)	3,000	3,244
5.07%, 01/24/2034(f)	3,000	3,071
6.88%, 10/20/2034(f)	447,000	506,106
Royal Bank of Canada (Canada),
4.88%, 01/19/2027	40,000	40,429
4.95%, 02/01/2029	14,000	14,376
5.00%, 02/01/2033	3,000	3,090
Societe Generale S.A. (France),
6.07%, 01/19/2035(d)(f)	200,000	211,477
7.13%, 01/19/2055(d)(f)	212,000	221,830
Principal Amount		Value
Diversified Banks–(continued)
Standard Chartered PLC (United Kingdom),
2.68%, 06/29/2032(d)(f)	$200,000	$181,455
6.30%, 07/06/2034(d)(f)	200,000	216,284
Sumitomo Mitsui Financial Group, Inc. (Japan), 6.60%(f)(g)	234,000	242,197
Sumitomo Mitsui Trust Bank Ltd. (Japan),
5.65%, 09/14/2026(d)	200,000	202,352
5.20%, 03/07/2027(d)	226,000	229,282
5.55%, 09/14/2028(d)	203,000	211,532
5.20%, 03/07/2029(d)	200,000	206,325
5.35%, 03/07/2034(d)	200,000	208,300
Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(f)	200,000	211,066
U.S. Bancorp,
Series W, 3.10%, 04/27/2026	2,101,000	2,095,862
4.55%, 07/22/2028(f)	5,000	5,043
5.78%, 06/12/2029(f)	21,000	21,836
5.38%, 01/23/2030(f)	45,000	46,615
4.97%, 07/22/2033(f)	4,000	4,031
5.84%, 06/12/2034(f)	21,000	22,416
5.68%, 01/23/2035(f)	29,000	30,638
UBS AG (Switzerland), 5.65%, 09/11/2028	200,000	208,819
Wells Fargo & Co.,
4.10%, 06/03/2026	505,000	505,108
3.58%, 05/22/2028(f)	4,000	3,975
5.57%, 07/25/2029(f)	19,000	19,690
6.30%, 10/23/2029(f)	27,000	28,535
5.20%, 01/23/2030(f)	25,000	25,751
5.39%, 04/24/2034(f)	8,000	8,326
5.56%, 07/25/2034(f)	46,000	48,253
6.49%, 10/23/2034(f)	69,000	76,420
5.50%, 01/23/2035(f)	38,000	39,670
4.65%, 11/04/2044	540,000	474,159
4.61%, 04/25/2053(f)	4,000	3,444
7.63%(f)(g)	21,000	22,415
Westpac Banking Corp. (Australia), 6.82%, 11/17/2033	88,000	98,641
		23,554,476
Diversified Capital Markets–0.14%
Apollo Debt Solutions BDC, 6.90%, 04/13/2029	20,000	20,996
UBS Group AG (Switzerland),
4.55%, 04/17/2026	154,000	154,268
4.75%, 05/12/2028(d)(f)	205,000	206,709
5.43%, 02/08/2030(d)(f)	200,000	206,911
6.30%, 09/22/2034(d)(f)	200,000	218,439
5.70%, 02/08/2035(d)(f)	200,000	210,401
4.38%(d)(f)(g)	200,000	184,195
7.75%(d)(f)(g)	229,000	247,835
Series 28, 9.25%(d)(f)(g)	200,000	220,040
Series 33, 9.25%(d)(f)(g)	201,000	235,839
		1,905,633
Diversified Financial Services–0.06%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.85%, 10/29/2041	410,000	335,233
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Diversified Financial Services–(continued)
Apollo Global Management, Inc., 6.38%, 11/15/2033	$43,000	$47,260
Avolon Holdings Funding Ltd. (Ireland),
6.38%, 05/04/2028(d)	22,000	22,931
5.75%, 03/01/2029(d)	114,000	118,013
Corebridge Financial, Inc.,
6.05%, 09/15/2033	26,000	27,604
5.75%, 01/15/2034	55,000	57,619
Macquarie Airfinance Holdings Ltd. (United Kingdom),
6.40%, 03/26/2029(d)	47,000	49,322
6.50%, 03/26/2031(d)	56,000	60,008
Sixth Street Lending Partners, 6.13%, 07/15/2030	153,000	157,103
		875,093
Diversified Metals & Mining–0.07%
BHP Billiton Finance (USA) Ltd. (Australia),
5.10%, 09/08/2028	39,000	40,232
5.25%, 09/08/2030	26,000	27,097
5.25%, 09/08/2033	45,000	46,808
5.50%, 09/08/2053	15,000	14,957
Glencore Funding LLC (Australia),
5.37%, 04/04/2029(d)	84,000	86,737
5.63%, 04/04/2034(d)	153,000	160,169
5.89%, 04/04/2054(d)	61,000	60,734
Rio Tinto Finance (USA) Ltd. (Australia), 7.13%, 07/15/2028	182,000	196,040
Rio Tinto Finance (USA) PLC (Australia), 5.75%, 03/14/2055	377,000	384,890
		1,017,664
Diversified REITs–0.07%
CubeSmart L.P.,
2.25%, 12/15/2028	3,000	2,847
2.50%, 02/15/2032	1,066,000	943,429
VICI Properties L.P.,
5.75%, 04/01/2034	30,000	30,976
6.13%, 04/01/2054	32,000	31,919
		1,009,171
Diversified Support Services–0.00%
Element Fleet Management Corp. (Canada), 6.32%, 12/04/2028(d)	37,000	39,039
Drug Retail–0.02%
CVS Pass-Through Trust, 6.04%, 12/10/2028	241,434	243,908
Electric Utilities–1.58%
AEP Texas, Inc., 3.95%, 06/01/2028(d)	172,000	171,424
Alabama Power Co., 5.85%, 11/15/2033	9,000	9,676
American Electric Power Co., Inc.,
5.75%, 11/01/2027	4,000	4,126
5.20%, 01/15/2029	37,000	38,148
Connecticut Light and Power Co. (The), 5.25%, 01/15/2053	3,000	2,848
Principal Amount		Value
Electric Utilities–(continued)
Consolidated Edison Co. of New York, Inc.,
5.50%, 03/15/2034	$21,000	$22,084
5.90%, 11/15/2053	26,000	26,531
Constellation Energy Generation LLC,
6.13%, 01/15/2034	9,000	9,762
6.50%, 10/01/2053	279,000	304,403
5.75%, 03/15/2054	88,000	87,397
Dominion Energy South Carolina, Inc., 6.25%, 10/15/2053	11,000	11,893
Duke Energy Carolinas LLC, 5.35%, 01/15/2053	3,000	2,890
Duke Energy Corp.,
4.85%, 01/05/2029	39,000	39,814
5.00%, 08/15/2052	3,000	2,651
3.25%, 01/15/2082(f)	3,000	2,926
Duke Energy Indiana LLC, 5.40%, 04/01/2053	5,000	4,754
Electricite de France S.A. (France), 4.88%, 01/22/2044(d)	846,000	755,224
Enel Finance America LLC (Italy), 2.88%, 07/12/2041(d)	200,000	144,641
Evergy Metro, Inc., 4.95%, 04/15/2033	3,000	3,051
Eversource Energy,
5.00%, 01/01/2027	76,000	76,685
5.50%, 01/01/2034	37,000	38,052
Exelon Corp.,
5.15%, 03/15/2029	48,000	49,370
5.45%, 03/15/2034	46,000	47,864
5.60%, 03/15/2053	47,000	45,591
FirstEnergy Corp., Conv., 3.88%, 01/15/2031(d)	5,666,000	6,110,781
FirstEnergy Pennsylvania Electric Co., 5.20%, 04/01/2028(d)	3,000	3,065
Florida Power & Light Co., 4.80%, 05/15/2033	3,000	3,060
Georgia Power Co.,
4.65%, 05/16/2028	3,000	3,049
4.95%, 05/17/2033	3,000	3,060
Series B, 3.70%, 01/30/2050	350,000	262,689
MidAmerican Energy Co.,
5.35%, 01/15/2034	3,000	3,139
5.85%, 09/15/2054	12,000	12,399
5.30%, 02/01/2055	43,000	40,908
National Rural Utilities Cooperative Finance Corp.,
4.80%, 02/05/2027	274,000	276,742
4.85%, 02/07/2029	74,000	75,736
4.30%, 12/10/2030	1,248,000	1,251,205
5.00%, 02/07/2031	69,000	71,366
2.75%, 04/15/2032	1,227,000	1,109,494
5.80%, 01/15/2033	3,000	3,219
7.13%, 09/15/2053(f)	235,000	246,642
NextEra Energy Capital Holdings, Inc.,
4.95%, 01/29/2026	265,000	265,167
3.55%, 05/01/2027	530,000	527,122
4.63%, 07/15/2027	3,000	3,034
4.90%, 03/15/2029	119,000	121,984
5.25%, 03/15/2034	128,000	131,496
5.55%, 03/15/2054	119,000	115,578
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Electric Utilities–(continued)
Niagara Mohawk Power Corp.,
5.29%, 01/17/2034(d)	$37,000	$37,640
5.66%, 01/17/2054(d)	17,000	16,532
Oglethorpe Power Corp., 4.55%, 06/01/2044	679,000	571,658
Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	3,000	2,953
Oncor Electric Delivery Co. LLC, 5.65%, 11/15/2033	37,000	39,376
PacifiCorp,
5.10%, 02/15/2029	39,000	39,813
5.30%, 02/15/2031	35,000	36,053
5.45%, 02/15/2034	49,000	49,728
5.80%, 01/15/2055	36,000	33,622
PECO Energy Co., 4.90%, 06/15/2033	11,000	11,244
PPL Capital Funding, Inc.,
Conv., 2.88%, 03/15/2028	3,812,000	4,188,435
3.00%, 12/01/2030(d)	3,597,000	3,606,493
PPL Electric Utilities Corp., 6.25%, 05/15/2039	46,000	50,504
Public Service Co. of Colorado, 5.25%, 04/01/2053	3,000	2,800
Public Service Co. of New Hampshire, 5.35%, 10/01/2033	9,000	9,397
Public Service Electric and Gas Co., 5.13%, 03/15/2053	3,000	2,817
San Diego Gas & Electric Co.,
5.35%, 04/01/2053	21,000	19,930
5.55%, 04/15/2054	104,000	101,220
Sierra Pacific Power Co., 5.90%, 03/15/2054	5,000	5,008
Southern Co. (The), 5.70%, 10/15/2032	3,000	3,183
Southwestern Electric Power Co., 5.30%, 04/01/2033	3,000	3,084
Union Electric Co., 5.20%, 04/01/2034	168,000	173,073
Virginia Electric and Power Co.,
5.00%, 04/01/2033	3,000	3,074
5.35%, 01/15/2054	28,000	26,388
Vistra Operations Co. LLC, 6.95%, 10/15/2033(d)	23,000	25,700
Xcel Energy, Inc.,
4.60%, 06/01/2032	3,000	2,985
3.50%, 12/01/2049	964,000	694,010
		22,299,460
Electrical Components & Equipment–0.05%
Molex Electronic Technologies LLC, 4.75%, 04/30/2028(d)	465,000	470,553
Regal Rexnord Corp., 6.30%, 02/15/2030	3,000	3,181
Rockwell Automation, Inc., 1.75%, 08/15/2031	307,000	269,329
		743,063
Electronic Components–0.12%
Amphenol Corp.,
3.90%, 11/15/2028	1,264,000	1,262,952
5.30%, 11/15/2055(c)	406,000	388,141
		1,651,093
Principal Amount		Value
Environmental & Facilities Services–0.01%
Republic Services, Inc.,
4.88%, 04/01/2029	$40,000	$41,049
5.00%, 12/15/2033	36,000	37,235
5.00%, 04/01/2034	3,000	3,082
Veralto Corp.,
5.50%, 09/18/2026	48,000	48,422
5.35%, 09/18/2028	37,000	38,161
		167,949
Financial Exchanges & Data–0.01%
Intercontinental Exchange, Inc.,
4.60%, 03/15/2033	3,000	3,032
4.95%, 06/15/2052	3,000	2,749
5.20%, 06/15/2062	3,000	2,756
Nasdaq, Inc.,
5.35%, 06/28/2028	3,000	3,097
5.55%, 02/15/2034	4,000	4,202
5.95%, 08/15/2053	169,000	175,746
6.10%, 06/28/2063	3,000	3,150
S&P Global, Inc.,
2.90%, 03/01/2032	3,000	2,766
3.90%, 03/01/2062	3,000	2,238
		199,736
Food Retail–0.00%
Alimentation Couche-Tard, Inc. (Canada), 5.27%, 02/12/2034(d)	64,000	65,612
Gas Utilities–0.00%
Atmos Energy Corp.,
5.90%, 11/15/2033	12,000	12,982
6.20%, 11/15/2053	7,000	7,591
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033	11,000	11,456
Southwest Gas Corp., 5.45%, 03/23/2028	3,000	3,079
		35,108
Health Care Distributors–0.01%
Cardinal Health, Inc., 5.45%, 02/15/2034	37,000	38,531
Cencora, Inc., 5.13%, 02/15/2034	39,000	40,018
McKesson Corp., 5.10%, 07/15/2033	3,000	3,107
		81,656
Health Care Equipment–0.07%
Alcon Finance Corp., 5.38%, 12/06/2032(d)	200,000	209,378
Becton, Dickinson and Co., 4.88%, 05/15/2044	428,000	380,566
Medtronic, Inc., 4.38%, 03/15/2035	249,000	244,399
Smith & Nephew PLC (United Kingdom),
5.15%, 03/20/2027	52,000	52,621
5.40%, 03/20/2034	133,000	137,655
		1,024,619
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Health Care Facilities–0.00%
UPMC,
5.04%, 05/15/2033	$17,000	$17,372
5.38%, 05/15/2043	8,000	7,820
		25,192
Health Care REITs–0.01%
Alexandria Real Estate Equities, Inc.,
5.25%, 05/15/2036	25,000	24,787
5.63%, 05/15/2054	118,000	110,843
Healthcare Realty Holdings L.P.,
3.50%, 08/01/2026	3,000	2,985
2.00%, 03/15/2031	3,000	2,635
		141,250
Health Care Services–0.13%
Cigna Group (The), 4.80%, 08/15/2038	307,000	294,169
CommonSpirit Health,
5.32%, 12/01/2034	129,000	131,463
5.55%, 12/01/2054	41,000	39,294
CVS Health Corp.,
5.00%, 01/30/2029	10,000	10,215
5.25%, 01/30/2031	3,000	3,101
5.30%, 06/01/2033	12,000	12,378
6.00%, 06/01/2063	3,000	2,910
Fresenius Medical Care US Finance III, Inc. (Germany), 1.88%, 12/01/2026(d)	150,000	146,659
HCA, Inc., 5.90%, 06/01/2053	16,000	15,682
Laboratory Corp. of America Holdings, 1.55%, 06/01/2026	1,145,000	1,133,377
Piedmont Healthcare, Inc., 2.86%, 01/01/2052	18,000	11,440
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	21,000	12,476
Quest Diagnostics, Inc., 6.40%, 11/30/2033	21,000	23,262
		1,836,426
Health Care Supplies–0.57%
Haemonetics Corp., Conv., 2.50%, 06/01/2029	5,621,000	5,849,775
Medtronic Global Holdings S.C.A., 4.50%, 03/30/2033	6,000	6,016
Merit Medical Systems, Inc., Conv., 3.00%, 02/01/2029(d)	1,444,000	1,746,518
Solventum Corp.,
5.45%, 02/25/2027	31,000	31,458
5.40%, 03/01/2029	75,000	77,693
5.60%, 03/23/2034	265,000	275,833
		7,987,293
Highways & Railtracks–0.03%
Burlington Northern Santa Fe LLC, 5.80%, 03/15/2056	474,000	484,347
Home Improvement Retail–0.03%
Home Depot, Inc. (The), 4.90%, 04/15/2029	41,000	42,199
Principal Amount		Value
Home Improvement Retail–(continued)
Lowe’s Cos., Inc.,
3.35%, 04/01/2027	$3,000	$2,980
5.00%, 04/15/2033	3,000	3,073
4.25%, 04/01/2052(c)	497,000	391,848
5.85%, 04/01/2063	21,000	20,600
		460,700
Hotels, Resorts & Cruise Lines–0.54%
Airbnb, Inc., Conv., 0.00%, 03/15/2026(e)	7,552,000	7,491,584
Marriott International, Inc.,
4.88%, 05/15/2029	25,000	25,582
5.30%, 05/15/2034	41,000	42,300
		7,559,466
Human Resource & Employment Services–0.05%
Paychex, Inc., 5.35%, 04/15/2032	639,000	662,196
Industrial Conglomerates–0.22%
Honeywell International, Inc.,
2.50%, 11/01/2026(c)	1,250,000	1,236,893
4.88%, 09/01/2029	116,000	119,339
4.95%, 09/01/2031	131,000	135,451
4.50%, 01/15/2034	1,463,000	1,450,498
5.00%, 03/01/2035	89,000	90,690
		3,032,871
Industrial Gases–0.11%
Air Products and Chemicals, Inc., 4.30%, 06/11/2028	1,531,000	1,547,123
Industrial Machinery & Supplies & Components–0.21%
Ingersoll Rand, Inc.,
5.40%, 08/14/2028	3,000	3,102
5.70%, 08/14/2033	19,000	20,139
JBT Marel Corp., Conv., 0.38%, 09/15/2030(d)	2,818,000	2,925,084
Nordson Corp.,
5.60%, 09/15/2028	3,000	3,110
5.80%, 09/15/2033	12,000	12,718
nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	12,000	12,520
		2,976,673
Industrial REITs–0.00%
LXP Industrial Trust,
6.75%, 11/15/2028	5,000	5,313
2.38%, 10/01/2031	3,000	2,628
		7,941
Insurance Brokers–0.01%
Arthur J. Gallagher & Co., 6.75%, 02/15/2054	21,000	23,237
Marsh & McLennan Cos., Inc.,
5.40%, 09/15/2033	24,000	25,221
5.45%, 03/15/2053	3,000	2,918
5.70%, 09/15/2053	22,000	22,207
		73,583
Integrated Oil & Gas–0.19%
BP Capital Markets America, Inc., 2.94%, 06/04/2051	991,000	631,291
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Integrated Oil & Gas–(continued)
Chevron Corp., 2.95%, 05/16/2026(c)	$952,000	$949,328
Exxon Mobil Corp., 3.04%, 03/01/2026	1,098,000	1,096,651
Occidental Petroleum Corp.,
6.45%, 09/15/2036	51,000	54,384
4.63%, 06/15/2045	11,000	8,884
		2,740,538
Integrated Telecommunication Services–0.38%
AT&T, Inc.,
4.30%, 02/15/2030	318,000	318,526
2.55%, 12/01/2033	3,000	2,561
5.40%, 02/15/2034	15,000	15,558
3.55%, 09/15/2055	157,000	104,620
6.05%, 08/15/2056	643,000	649,192
3.80%, 12/01/2057	255,000	175,536
NTT Finance Corp. (Japan),
4.57%, 07/16/2027(d)	281,000	283,555
5.17%, 07/16/2032(d)	764,000	784,264
Telefonica Emisiones S.A. (Spain), 5.21%, 03/08/2047	700,000	618,469
Verizon Communications, Inc.,
2.36%, 03/15/2032	3,000	2,645
4.75%, 01/15/2033	510,000	509,752
4.78%, 02/15/2035	1,274,000	1,254,803
3.40%, 03/22/2041	561,000	439,816
5.88%, 11/30/2055	262,651	259,680
		5,418,977
Interactive Home Entertainment–0.12%
Electronic Arts, Inc.,
4.80%, 03/01/2026	1,290,000	1,290,068
1.85%, 02/15/2031	3,000	2,886
Take-Two Interactive Software, Inc., 3.70%, 04/14/2027	357,000	355,723
		1,648,677
Interactive Media & Services–0.65%
Alphabet, Inc.,
3.88%, 11/15/2028	804,000	808,028
4.10%, 11/15/2030(c)	2,005,000	2,011,587
4.70%, 11/15/2035	672,000	672,428
5.25%, 05/15/2055	213,000	204,157
Meta Platforms, Inc.,
5.50%, 11/15/2045	2,005,000	1,948,107
4.65%, 08/15/2062	3,000	2,425
5.75%, 05/15/2063	16,000	15,386
Snap, Inc., Conv., 0.50%, 05/01/2030	3,966,000	3,473,224
		9,135,342
Investment Banking & Brokerage–2.04%
Blue Owl Technology Finance Corp., 6.75%, 04/04/2029	327,000	334,585
Brookfield Finance, Inc. (Canada), 5.97%, 03/04/2054	47,000	47,555
Charles Schwab Corp. (The),
5.64%, 05/19/2029(f)	16,000	16,616
5.85%, 05/19/2034(f)	16,000	17,147
6.14%, 08/24/2034(f)	45,000	49,072
Series K, 5.00%(f)(g)	7,000	7,050
Principal Amount		Value
Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The),
4.55% (SOFR + 0.81%), 03/09/2027(i)	$12,000	$12,015
4.85% (SOFR + 0.92%), 10/21/2027(i)	15,000	15,053
5.02%, 10/23/2035(f)	624,000	627,562
2.91%, 07/21/2042(f)	323,000	237,074
Series W, 7.50%(c)(f)(g)	437,000	465,601
GS Finance Corp.,
Series 0003, Conv., 0.50%, 04/11/2028(d)	5,859,000	9,397,703
1.00%, 07/30/2029(d)	5,873,000	7,071,713
0.00%, 03/03/2032(e)	7,584,000	8,041,952
Morgan Stanley,
5.12%, 02/01/2029(f)	5,000	5,105
4.99%, 04/12/2029(f)	590,000	601,753
5.16%, 04/20/2029(f)	28,000	28,640
5.45%, 07/20/2029(f)	12,000	12,386
6.41%, 11/01/2029(f)	34,000	36,044
5.17%, 01/16/2030(f)	25,000	25,679
5.25%, 04/21/2034(f)	29,000	29,866
5.42%, 07/21/2034(f)	21,000	21,854
5.47%, 01/18/2035(f)	25,000	25,996
5.95%, 01/19/2038(f)	5,000	5,263
5.94%, 02/07/2039(f)	105,000	110,406
Series I, 4.36%, 10/22/2031(f)	1,596,000	1,591,102
		28,834,792
IT Consulting & Other Services–0.14%
International Business Machines Corp., 3.30%, 05/15/2026	1,970,000	1,966,807
Leisure Products–0.00%
Brunswick Corp., 5.85%, 03/18/2029	58,000	60,072
Life & Health Insurance–0.72%
American National Group, Inc., 5.00%, 06/15/2027	857,000	863,853
Athene Global Funding,
5.52%, 03/25/2027(d)	175,000	177,806
5.58%, 01/09/2029(d)	82,000	84,270
Athene Holding Ltd., 6.25%, 04/01/2054	79,000	76,920
Brighthouse Financial, Inc., 3.85%, 12/22/2051	1,296,000	780,952
Corebridge Global Funding,
5.02% (SOFR + 1.30%), 09/25/2026(d)(i)	223,000	224,504
5.90%, 09/19/2028(d)	23,000	24,049
5.20%, 01/12/2029(d)	64,000	65,720
Delaware Life Global Funding, Series 21-1, 2.66%, 06/29/2026(d)	2,184,000	2,161,985
F&G Annuities & Life, Inc., 7.40%, 01/13/2028	10,000	10,475
GA Global Funding Trust, 5.50%, 01/08/2029(d)	1,378,000	1,417,217
MAG Mutual Holding Co., 4.75%, 04/30/2041(d)(j)	509,000	472,352
Manulife Financial Corp. (Canada), 4.06%, 02/24/2032(f)	3,000	2,991
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Life & Health Insurance–(continued)
MetLife, Inc.,
5.00%, 07/15/2052	$3,000	$2,745
5.25%, 01/15/2054	11,000	10,480
Nationwide Financial Services, Inc., 5.30%, 11/18/2044(d)	440,000	412,527
New York Life Global Funding, 4.55%, 01/28/2033(d)	10,000	9,972
Northwestern Mutual Global Funding,
5.07%, 03/25/2027(d)	164,000	166,414
4.35%, 09/15/2027(d)	3,000	3,025
4.71%, 01/10/2029(d)	169,000	172,219
Pacific Life Global Funding II,
4.36% (SOFR + 0.62%), 06/04/2026(d)(i)	9,000	9,015
4.94% (SOFR + 1.05%), 07/28/2026(d)(i)	138,000	138,641
5.50%, 08/28/2026(d)	1,219,000	1,231,791
4.90%, 01/11/2029(d)	169,000	172,827
Principal Life Global Funding II,
5.00%, 01/16/2027(d)	46,000	46,459
5.10%, 01/25/2029(d)	211,000	216,164
Protective Life Global Funding, 4.16%, 01/15/2029(c)(d)	1,022,000	1,023,838
Prudential Financial, Inc., 3.91%, 12/07/2047	141,000	111,176
Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(d)	4,000	3,942
		10,094,329
Managed Health Care–0.04%
Humana, Inc., 5.75%, 12/01/2028	20,000	20,803
UnitedHealth Group, Inc.,
5.25%, 02/15/2028	3,000	3,084
5.30%, 02/15/2030	3,000	3,129
5.35%, 02/15/2033	3,000	3,127
4.50%, 04/15/2033	3,000	2,984
3.50%, 08/15/2039	559,000	466,725
5.05%, 04/15/2053	3,000	2,708
5.20%, 04/15/2063	3,000	2,688
		505,248
Marine Transportation–0.00%
A.P. Moller - Maersk A/S, 5.88%, 09/14/2033(d)	19,000	20,229
Metal, Glass & Plastic Containers–0.02%
Smurfit Kappa Treasury Unlimited Co. (Ireland),
5.20%, 01/15/2030	100,000	103,265
5.44%, 04/03/2034	102,000	105,646
5.78%, 04/03/2054	100,000	100,734
		309,645
Movies & Entertainment–0.20%
Liberty Media Corp.-Liberty Formula One, Conv., 2.25%, 08/15/2027	1,938,000	2,456,415
TWDC Enterprises 18 Corp., 3.00%, 02/13/2026	367,000	366,560
		2,822,975
Principal Amount		Value
Multi-Family Residential REITs–0.01%
AvalonBay Communities, Inc., 5.30%, 12/07/2033	$38,000	$39,667
Essex Portfolio L.P., 5.50%, 04/01/2034	58,000	60,235
		99,902
Multi-line Insurance–0.06%
Aon Corp./Aon Global Holdings PLC, 5.35%, 02/28/2033	3,000	3,125
Liberty Mutual Group, Inc., 3.95%, 05/15/2060(d)	887,000	617,912
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(d)	196,000	201,768
		822,805
Multi-Utilities–0.98%
Algonquin Power & Utilities Corp. (Canada), 5.37%, 06/15/2026	74,000	74,365
Ameren Illinois Co., 4.95%, 06/01/2033	4,000	4,096
Black Hills Corp., 6.15%, 05/15/2034	31,000	33,268
CenterPoint Energy, Inc., Conv., 3.00%, 08/01/2028(d)	7,004,000	7,098,204
CMS Energy Corp., Conv., 3.13%, 05/01/2031(d)	5,011,000	4,958,635
Dominion Energy, Inc., 5.38%, 11/15/2032	5,000	5,201
DTE Electric Co., 5.20%, 03/01/2034	39,000	40,322
NiSource, Inc.,
5.25%, 03/30/2028	4,000	4,104
5.40%, 06/30/2033	3,000	3,114
5.35%, 04/01/2034	89,000	91,967
4.38%, 05/15/2047	571,000	475,209
5.85%, 04/01/2055	290,000	289,315
Public Service Enterprise Group, Inc.,
5.88%, 10/15/2028	44,000	45,974
6.13%, 10/15/2033	25,000	26,967
Sempra,
3.80%, 02/01/2038	559,000	480,870
6.88%, 10/01/2054(f)	131,000	135,140
WEC Energy Group, Inc.,
5.15%, 10/01/2027	6,000	6,122
4.75%, 01/15/2028	5,000	5,079
1.80%, 10/15/2030	2,000	1,782
		13,779,734
Oil & Gas Drilling–0.00%
Patterson-UTI Energy, Inc., 7.15%, 10/01/2033	13,000	13,921
Oil & Gas Equipment & Services–0.00%
Northern Natural Gas Co., 5.63%, 02/01/2054(d)	23,000	22,209
Oil & Gas Exploration & Production–0.24%
Cameron LNG LLC, 3.70%, 01/15/2039(d)	622,000	531,684
ConocoPhillips Co.,
4.15%, 11/15/2034	230,000	218,941
5.70%, 09/15/2063	9,000	8,678
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Oil & Gas Exploration & Production–(continued)
Diamondback Energy, Inc., 5.75%, 04/18/2054	$488,000	$461,661
EOG Resources, Inc., 4.40%, 07/15/2028	250,000	252,861
Northern Oil and Gas, Inc., Conv., 3.63%, 04/15/2029	2,005,000	1,939,336
		3,413,161
Oil & Gas Refining & Marketing–0.03%
Phillips 66 Co., 5.30%, 06/30/2033	11,000	11,349
Valero Energy Corp., 4.00%, 06/01/2052(c)	531,000	393,392
		404,741
Oil & Gas Storage & Transportation–0.55%
Cheniere Energy Partners L.P., 5.95%, 06/30/2033	12,000	12,730
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(d)	8,000	8,076
Enbridge, Inc. (Canada), 5.70%, 03/08/2033	11,000	11,592
Energy Transfer L.P.,
6.05%, 12/01/2026	44,000	44,720
5.20%, 04/01/2030	209,000	215,425
6.40%, 12/01/2030	448,000	484,117
5.75%, 02/15/2033	3,000	3,154
6.55%, 12/01/2033	7,000	7,675
5.55%, 05/15/2034	36,000	37,049
4.90%, 03/15/2035	344,000	335,928
5.30%, 04/01/2044	587,000	534,381
5.00%, 05/15/2050	724,000	606,389
5.95%, 05/15/2054	28,000	26,590
Enterprise Products Operating LLC,
4.60%, 01/15/2031	496,000	502,243
6.45%, 09/01/2040	23,000	25,672
4.25%, 02/15/2048	696,000	572,804
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia), 6.51%, 02/23/2042(d)	200,000	218,677
Gulfstream Natural Gas System L.L.C., 5.60%, 07/23/2035(d)	336,000	345,207
Kinder Morgan, Inc.,
5.15%, 06/01/2030	172,000	177,913
4.80%, 02/01/2033	3,000	3,008
5.20%, 06/01/2033	9,000	9,264
5.30%, 12/01/2034	407,000	415,108
MPLX L.P.,
1.75%, 03/01/2026	990,000	986,164
5.00%, 03/01/2033	3,000	3,020
4.50%, 04/15/2038	810,000	739,053
4.95%, 03/14/2052	3,000	2,524
ONEOK, Inc.,
5.65%, 11/01/2028	3,000	3,117
5.80%, 11/01/2030	23,000	24,256
6.10%, 11/15/2032	3,000	3,218
6.05%, 09/01/2033	23,000	24,517
6.63%, 09/01/2053	34,000	35,644
Southern Co. Gas Capital Corp., 5.75%, 09/15/2033	9,000	9,545
Spectra Energy Partners L.P., 4.50%, 03/15/2045	488,000	412,737
Principal Amount		Value
Oil & Gas Storage & Transportation–(continued)
Targa Resources Corp., 5.20%, 07/01/2027	$3,000	$3,051
Texas Eastern Transmission L.P., 7.00%, 07/15/2032	169,000	190,033
Western Midstream Operating L.P., 6.15%, 04/01/2033	8,000	8,489
Williams Cos., Inc. (The),
5.40%, 03/02/2026	658,000	659,473
5.30%, 08/15/2028	40,000	41,190
5.65%, 03/15/2033	11,000	11,592
		7,755,345
Other Specialized REITs–0.11%
EPR Properties, 4.75%, 12/15/2026	1,556,000	1,560,869
Other Specialty Retail–0.00%
Tractor Supply Co., 5.25%, 05/15/2033	4,000	4,138
Packaged Foods & Meats–0.14%
Campbell’s Co. (The),
5.30%, 03/20/2026	35,000	35,084
5.20%, 03/19/2027	48,000	48,643
5.20%, 03/21/2029	54,000	55,335
5.40%, 03/21/2034	72,000	73,357
General Mills, Inc., 2.25%, 10/14/2031	3,000	2,664
J.M. Smucker Co. (The), 6.20%, 11/15/2033	15,000	16,267
Mars, Inc.,
4.45%, 03/01/2027(c)(d)	596,000	600,449
4.55%, 04/20/2028(d)	21,000	21,282
5.20%, 03/01/2035(d)	593,000	609,720
5.65%, 05/01/2045(d)	325,000	327,794
5.70%, 05/01/2055(d)	217,000	216,314
McCormick & Co., Inc., 4.95%, 04/15/2033	3,000	3,047
		2,009,956
Paper & Plastic Packaging Products & Materials–0.02%
International Paper Co., 6.00%, 11/15/2041	223,000	231,889
Passenger Airlines–0.16%
American Airlines Pass-Through Trust,
Series 2014-1, Class A, 3.70%, 04/01/2028	191,022	190,337
Series 2021-1, Class B, 3.95%, 07/11/2030	29,200	28,209
Series 2021-1, Class A, 2.88%, 07/11/2034	2,518	2,306
4.90%, 05/11/2038	222,000	221,041
AS Mileage Plan IP Ltd.,
5.02%, 10/20/2029(d)	247,000	249,138
5.31%, 10/20/2031(d)	283,000	285,652
British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(d)	9,584	8,782
Delta Air Lines, Inc., 4.95%, 07/10/2028(c)	649,000	660,841
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.75%, 10/20/2028(d)	10,309	10,373
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
13
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Passenger Airlines–(continued)
United Airlines Pass-Through Trust,
Series 2014-2, Class A, 3.75%, 09/03/2026	$234,681	$234,479
Series 2020-1, Class A, 5.88%, 10/15/2027	1,700	1,745
Series 2018-1, Class AA, 3.50%, 03/01/2030	333,105	322,331
		2,215,234
Passenger Ground Transportation–0.02%
Uber Technologies, Inc., 4.80%, 09/15/2035	267,000	265,758
Personal Care Products–0.00%
Kenvue, Inc.,
5.05%, 03/22/2028	3,000	3,066
5.00%, 03/22/2030	11,000	11,348
4.90%, 03/22/2033	15,000	15,312
5.10%, 03/22/2043	3,000	2,890
5.20%, 03/22/2063	3,000	2,732
		35,348
Pharmaceuticals–0.50%
AstraZeneca Finance LLC (United Kingdom),
4.80%, 02/26/2027	207,000	209,358
4.85%, 02/26/2029	53,000	54,424
4.90%, 02/26/2031	96,000	99,392
Bayer US Finance II LLC (Germany), 4.38%, 12/15/2028(d)	985,000	986,261
Bayer US Finance LLC (Germany),
6.25%, 01/21/2029(d)	200,000	210,476
6.38%, 11/21/2030(d)	200,000	213,907
6.50%, 11/21/2033(d)	200,000	216,590
6.88%, 11/21/2053(d)	274,000	296,918
Bristol-Myers Squibb Co.,
5.75%, 02/01/2031	37,000	39,588
5.90%, 11/15/2033	11,000	12,026
4.13%, 06/15/2039(c)	621,000	564,294
Eli Lilly and Co.,
4.50%, 02/09/2027	236,000	238,040
4.70%, 02/27/2033	6,000	6,127
4.70%, 02/09/2034	170,000	172,411
4.88%, 02/27/2053	6,000	5,486
5.00%, 02/09/2054	53,000	49,563
4.95%, 02/27/2063	3,000	2,708
5.10%, 02/09/2064	63,000	58,066
GlaxoSmithKline Capital, Inc. (United Kingdom), 6.38%, 05/15/2038	64,000	71,914
Haleon US Capital LLC, 4.00%, 03/24/2052	315,000	248,491
Merck & Co., Inc.,
4.90%, 05/17/2044	24,000	22,599
5.00%, 05/17/2053	3,000	2,758
5.15%, 05/17/2063	3,000	2,759
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 05/19/2033	17,000	17,185
Takeda Pharmaceutical Co. Ltd. (Japan), 5.00%, 11/26/2028	160,000	163,774
Principal Amount		Value
Pharmaceuticals–(continued)
Zoetis, Inc.,
Conv., 0.25%, 06/15/2029(d)	$2,730,000	$2,818,725
4.70%, 02/01/2043	333,000	305,825
		7,089,665
Property & Casualty Insurance–0.12%
Allstate Corp. (The), 3.28%, 12/15/2026	302,000	300,490
Fairfax Financial Holdings Ltd. (Canada), 6.35%, 03/22/2054	86,000	89,399
Markel Group, Inc.,
5.00%, 03/30/2043	351,000	320,211
5.00%, 05/20/2049	497,000	441,191
Travelers Cos., Inc. (The),
4.60%, 08/01/2043	605,000	545,159
5.45%, 05/25/2053	3,000	2,958
		1,699,408
Rail Transportation–0.19%
Canadian Pacific Railway Co. (Canada), 3.00%, 12/02/2041	399,000	299,299
Norfolk Southern Corp.,
5.05%, 08/01/2030	11,000	11,408
5.55%, 03/15/2034	22,000	23,222
3.40%, 11/01/2049	461,000	327,640
5.35%, 08/01/2054(c)	485,000	463,634
5.95%, 03/15/2064	26,000	26,780
Union Pacific Corp.,
2.15%, 02/05/2027	4,000	3,930
4.50%, 01/20/2033	5,000	5,052
3.20%, 05/20/2041	1,018,000	800,840
4.15%, 01/15/2045	426,000	341,711
3.84%, 03/20/2060	519,000	375,741
5.15%, 01/20/2063	7,000	6,437
		2,685,694
Real Estate Development–0.00%
Essential Properties L.P., 2.95%, 07/15/2031	3,000	2,744
Regional Banks–0.03%
Citizens Financial Group, Inc.,
3.25%, 04/30/2030	3,000	2,867
2.64%, 09/30/2032	3,000	2,592
6.65%, 04/25/2035(f)	295,000	324,491
5.64%, 05/21/2037(f)	3,000	3,053
M&T Bank Corp., 5.05%, 01/27/2034(f)	3,000	3,020
Truist Financial Corp.,
6.05%, 06/08/2027(f)	19,000	19,156
4.87%, 01/26/2029(f)	3,000	3,049
7.16%, 10/30/2029(f)	23,000	24,816
5.44%, 01/24/2030(f)	26,000	26,922
4.92%, 07/28/2033(f)	3,000	3,018
6.12%, 10/28/2033(f)	3,000	3,249
5.87%, 06/08/2034(f)	15,000	15,966
		432,199
Reinsurance–0.08%
Berkshire Hathaway Finance Corp., 2.85%, 10/15/2050	3,000	1,936
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
14
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Reinsurance–(continued)
Global Atlantic (Fin) Co., 6.75%, 03/15/2054(d)	$398,000	$406,954
PartnerRe Finance B LLC, 3.70%, 07/02/2029	500,000	488,503
Swiss Re Subordinated Finance PLC (United Kingdom), 5.70%, 04/05/2035(d)(f)	200,000	208,201
		1,105,594
Renewable Electricity–0.00%
NSTAR Electric Co., 4.55%, 06/01/2052	3,000	2,557
Research & Consulting Services–0.01%
Verisk Analytics, Inc., 4.50%, 08/15/2030	112,000	112,898
Restaurants–0.06%
McDonald’s Corp.,
4.80%, 08/14/2028	59,000	60,260
4.95%, 08/14/2033	43,000	44,394
5.15%, 09/09/2052	5,000	4,644
5.45%, 08/14/2053	14,000	13,604
Starbucks Corp., 3.55%, 08/15/2029(c)	705,000	692,685
		815,587
Retail REITs–0.54%
Agree L.P., 2.00%, 06/15/2028	3,000	2,861
Brixmor Operating Partnership L.P., 5.50%, 02/15/2034(c)	948,000	979,541
Federal Realty OP L.P., Conv., 3.25%, 01/15/2029(d)	4,235,000	4,285,820
Kimco Realty OP LLC, 3.20%, 04/01/2032	1,500,000	1,393,210
NNN REIT, Inc.,
5.60%, 10/15/2033	6,000	6,285
3.50%, 04/15/2051	3,000	2,125
Realty Income Corp.,
3.20%, 01/15/2027	3,000	2,977
5.63%, 10/13/2032	3,000	3,182
Regency Centers L.P.,
2.95%, 09/15/2029	753,000	723,376
5.25%, 01/15/2034	26,000	26,743
4.65%, 03/15/2049	256,000	223,550
		7,649,670
Self-Storage REITs–0.08%
Extra Space Storage L.P.,
3.50%, 07/01/2026	404,000	402,868
5.70%, 04/01/2028	371,000	383,420
5.40%, 02/01/2034	55,000	56,578
Prologis L.P.,
4.88%, 06/15/2028	13,000	13,321
4.63%, 01/15/2033	3,000	3,029
4.75%, 06/15/2033	21,000	21,210
5.13%, 01/15/2034	11,000	11,313
5.00%, 03/15/2034	129,000	131,600
5.25%, 06/15/2053	25,000	23,856
5.25%, 03/15/2054	36,000	34,231
Principal Amount		Value
Self-Storage REITs–(continued)
Public Storage Operating Co.,
5.13%, 01/15/2029	$4,000	$4,136
5.10%, 08/01/2033	23,000	23,815
5.35%, 08/01/2053	13,000	12,628
		1,122,005
Semiconductor Materials & Equipment–0.68%
MKS, Inc., Conv., 1.25%, 06/01/2030	7,515,000	9,604,170
Semiconductors–1.19%
Broadcom, Inc.,
3.47%, 04/15/2034	640,000	583,785
5.20%, 07/15/2035	1,083,000	1,110,012
Foundry JV Holdco LLC,
5.88%, 01/25/2034(d)	272,000	279,590
6.20%, 01/25/2037(d)	918,000	965,779
Marvell Technology, Inc., 2.45%, 04/15/2028	1,210,000	1,166,174
Microchip Technology, Inc., Conv., 0.75%, 06/01/2027(h)	10,998,000	10,806,635
Micron Technology, Inc.,
4.66%, 02/15/2030(c)	680,000	688,091
5.30%, 01/15/2031	34,000	35,256
5.65%, 11/01/2032	269,000	282,950
3.37%, 11/01/2041	179,000	137,310
NXP B.V./NXP Funding LLC (Netherlands), 5.35%, 03/01/2026	676,000	676,051
Skyworks Solutions, Inc.,
1.80%, 06/01/2026	2,000	1,978
3.00%, 06/01/2031	3,000	2,723
		16,736,334
Single-Family Residential REITs–0.00%
Sun Communities Operating L.P., 2.70%, 07/15/2031	3,000	2,728
Specialized Finance–0.08%
Blackstone Holdings Finance Co. LLC, 1.60%, 03/30/2031(d)	3,000	2,617
State Street Bank and Trust Co., 4.59%, 11/25/2026(c)	1,120,000	1,128,629
		1,131,246
Specialty Chemicals–0.01%
Sherwin-Williams Co. (The), 4.50%, 06/01/2047	159,000	136,030
Systems Software–0.35%
Microsoft Corp., 3.50%, 02/12/2035(c)	404,000	380,987
Nebius Group N.V. (Netherlands), Conv., 2.75%, 09/15/2032(d)	2,109,000	2,023,585
Oracle Corp.,
4.80%, 09/26/2032	773,000	746,483
6.25%, 11/09/2032	9,000	9,387
4.90%, 02/06/2033	11,000	10,589
3.60%, 04/01/2040	965,000	716,289
6.90%, 11/09/2052	4,000	3,955
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
15
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Systems Software–(continued)
VMware LLC,
1.40%, 08/15/2026	$995,000	$980,555
3.90%, 08/21/2027	2,000	2,002
		4,873,832
Technology Distributors–0.05%
Avnet, Inc., 4.63%, 04/15/2026	671,000	670,777
Technology Hardware, Storage & Peripherals–0.13%
Apple, Inc.,
3.35%, 02/09/2027	315,000	314,115
4.20%, 05/12/2030	1,510,000	1,529,308
		1,843,423
Telecom Tower REITs–0.15%
American Tower Corp., 1.60%, 04/15/2026	852,000	846,326
Crown Castle, Inc.,
2.50%, 07/15/2031	1,413,000	1,264,180
4.75%, 05/15/2047	46,000	39,988
		2,150,494
Tobacco–0.23%
Altria Group, Inc., 5.80%, 02/14/2039	1,124,000	1,159,742
B.A.T. Capital Corp. (United Kingdom),
5.83%, 02/20/2031	69,000	73,276
6.00%, 02/20/2034	18,000	19,280
7.08%, 08/02/2043	3,000	3,383
7.08%, 08/02/2053	3,000	3,405
B.A.T. International Finance PLC (United Kingdom), 1.67%, 03/25/2026	1,235,000	1,228,288
Philip Morris International, Inc.,
4.75%, 02/12/2027	172,000	173,742
5.13%, 11/17/2027	3,000	3,067
4.88%, 02/15/2028	32,000	32,643
5.25%, 09/07/2028	35,000	36,173
4.88%, 02/13/2029	144,000	147,440
5.13%, 02/13/2031	35,000	36,287
5.63%, 09/07/2033	26,000	27,623
5.25%, 02/13/2034	69,000	71,344
4.88%, 11/15/2043	300,000	276,959
		3,292,652
Transaction & Payment Processing Services–0.66%
Fidelity National Information Services, Inc., 1.15%, 03/01/2026	1,450,000	1,443,066
Fiserv, Inc.,
5.38%, 08/21/2028	48,000	49,259
4.55%, 02/15/2031	371,000	367,413
5.63%, 08/21/2033	25,000	25,788
Global Payments, Inc., Conv., 1.50%, 03/01/2031	8,191,000	7,367,805
Mastercard, Inc., 4.85%, 03/09/2033	20,000	20,573
		9,273,904
Wireless Telecommunication Services–0.20%
America Movil S.A.B. de C.V. (Mexico), 4.38%, 07/16/2042	600,000	523,089
Principal Amount		Value
Wireless Telecommunication Services–(continued)
T-Mobile USA, Inc.,
2.70%, 03/15/2032	$1,074,000	$965,924
3.40%, 10/15/2052	750,000	504,681
5.65%, 01/15/2053	9,000	8,713
6.00%, 06/15/2054	301,000	307,566
5.88%, 11/15/2055(c)	496,000	497,604
		2,807,577
Total U.S. Dollar Denominated Bonds & Notes (Cost $330,991,675)		336,576,586
U.S. Treasury Securities–7.44%
U.S. Treasury Bills–0.00%
4.10% - 4.11%, 05/14/2026(k)(l)	35,000	34,555
U.S. Treasury Bonds–1.45%
4.50%, 02/15/2036	2,636,800	2,722,805
4.50%, 08/15/2039	36,400	36,480
4.38%, 05/15/2040	72,800	71,594
4.63%, 11/15/2045	11,826,500	11,558,556
4.75%, 08/15/2055	6,171,300	6,069,088
		20,458,523
U.S. Treasury Notes–5.99%
4.63%, 02/28/2026	55,000	55,074
3.38%, 12/31/2027	28,457,600	28,402,575
3.50%, 12/15/2028	20,142,300	20,119,482
3.63%, 12/31/2030	8,587,000	8,546,413
4.25%, 02/28/2031	28,000	28,648
3.88%, 12/31/2032	18,248,100	18,169,690
4.00%, 11/15/2035	9,249,900	9,117,655
		84,439,537
Total U.S. Treasury Securities (Cost $106,041,919)		104,932,615

Asset-Backed Securities–0.82%
AGL CLO 29 Ltd., Series 2024-29A, Class A1, 5.44% (3 mo. Term SOFR + 1.57%), 04/21/2037(d)(i)	533,000	534,004
Alternative Loan Trust, Series 2005-29CB, Class A4, 5.00%, 07/25/2035	61,695	32,844
AMSR Trust, Series 2021-SFR3, Class B, 1.73%, 10/17/2038(d)	235,000	229,424
Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(d)(m)	11,105	10,881
Series 2020-3, Class A1, 1.69%, 04/25/2065(d)(m)	50,287	48,150
Series 2021-3, Class A1, 1.07%, 05/25/2066(d)(m)	36,386	31,692
Series 2021-7, Class A1, 1.98%, 10/25/2066(d)(m)	95,565	83,728
Series 2022-1, Class A1, 2.88%, 12/25/2066(d)	173,941	165,229
Series 2023-6, Class A1, 6.50%, 12/25/2067(d)(m)	61,697	62,219
Series 2024-2, Class A1, 5.99%, 01/25/2069(d)(m)	235,473	237,652
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
16
Invesco V.I. Equity and Income Fund

Principal Amount		Value

Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-1A, Class A, 3.83%, 08/21/2028(d)	$415,000	$413,615
Series 2023-1A, Class A, 5.25%, 04/20/2029(d)	100,000	102,245
Series 2023-4A, Class A, 5.49%, 06/20/2029(d)	291,000	298,677
Banc of America Funding Trust,
Series 2007-1, Class 1A3, 6.00%, 01/25/2037	14,757	12,901
Series 2007-C, Class 1A4, 4.38%, 05/20/2036(m)	3,542	3,095
Banc of America Mortgage Trust, Series 2004-E, Class 2A6, 5.64%, 06/25/2034(m)	9,124	8,750
Bank, Series 2019-BNK16, Class XA, IO, 0.93%, 02/15/2052(n)	1,359,391	30,010
Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(d)(m)	159,582	139,554
Series 2021-4, Class A4, 2.50%, 10/25/2051(d)(m)	159,582	133,474
Series 2021-4, Class A8, 2.50%, 10/25/2051(d)(m)	138,110	124,615
Series 2021-5, Class A1, 3.00%, 11/25/2051(d)(m)	164,094	143,602
Series 2021-5, Class A2, 2.50%, 11/25/2051(d)(m)	200,228	167,720
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(i)	61,045	59,170
Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(i)	21,453	20,816
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(n)	1,368,897	13,522
BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(d)(m)	12,278	12,030
BX Commercial Mortgage Trust, Series 2021-ACNT, Class A, 4.71% (1 mo. Term SOFR + 0.96%), 11/15/2038(d)(i)	85,818	85,785
BX Trust,
Series 2022-LBA6, Class A, 4.75% (1 mo. Term SOFR + 1.00%), 01/15/2039(d)(i)	185,000	184,978
Series 2022-LBA6, Class B, 5.05% (1 mo. Term SOFR + 1.30%), 01/15/2039(d)(i)	110,000	110,003
Series 2022-LBA6, Class C, 5.35% (1 mo. Term SOFR + 1.60%), 01/15/2039(d)(i)	100,000	100,017
CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 0.89%, 11/13/2050(n)	614,376	7,086
Chase Home Lending Mortgage Trust, Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(d)(m)	2,926	2,794
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.76%, 01/25/2036(m)	26,221	24,320
Principal Amount		Value

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(n)	$1,749,316	$24,035
Citigroup Mortgage Loan Trust,
Series 2006-AR1, Class 1A1, 6.56% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(i)	49,059	47,676
Series 2021-INV3, Class A3, 2.50%, 05/25/2051(d)(m)	159,850	133,897
COLT Mortgage Loan Trust,
Series 2022-1, Class A1, 2.28%, 12/27/2066(d)(m)	95,279	86,426
Series 2022-2, Class A1, 2.99%, 02/25/2067(d)	104,123	100,192
Series 2022-3, Class A1, 3.90%, 02/25/2067(d)(m)	170,224	167,687
Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-26, Class 1A8, 5.50%, 11/25/2035	20,370	11,861
Series 2006-6, Class A3, 6.00%, 04/25/2036	16,138	7,851
Credit Suisse Mortgage Capital Trust,
Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(d)(m)	21,334	19,503
Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(d)(m)	32,879	29,610
Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(d)(m)	104,811	102,516
Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(d)(m)	100,000	93,518
Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(d)(m)	170,716	170,278
Cross Mortgage Trust, Series 2024-H2, Class A1, 6.09%, 04/25/2069(d)(m)	102,112	103,156
CSAIL Commercial Mortgage Trust, Series 2020-C19, Class A3, 2.56%, 03/15/2053	571,000	522,283
CSMC Mortgage-Backed Trust, Series 2006-6, Class 1A4, 6.00%, 07/25/2036	77,868	33,963
DLLST LLC, Series 2024-1A, Class A3, 5.05%, 08/20/2027(d)	125,677	126,249
Ellington Financial Mortgage Trust,
Series 2021-1, Class A1, 0.80%, 02/25/2066(d)(m)	23,208	20,392
Series 2022-1, Class A1, 2.21%, 01/25/2067(d)(m)	94,774	83,470
Series 2022-3, Class A1, 5.00%, 08/25/2067(d)	173,556	173,129
Empower CLO Ltd., Series 2024-1A, Class A1, 5.46% (3 mo. Term SOFR + 1.60%), 04/25/2037(d)(i)	250,000	250,685
First Horizon Alternative Mortgage Securities Trust, Series 2005- FA8, Class 1A6, 4.50% (1 mo. Term SOFR + 0.76%), 11/25/2035(i)	32,712	12,245
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
17
Invesco V.I. Equity and Income Fund

Principal Amount		Value

Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(d)(m)	$230,408	$207,621
Series 2021-8INV, Class A6, 2.50%, 09/25/2051(d)(m)	59,963	54,385
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(d)	266,934	269,462
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.38%, 05/12/2053	225,000	207,192
GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(d)(m)	126,733	114,233
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 5.00%, 07/25/2035(m)	1,404	1,352
Hertz Vehicle Financing III L.P., Series 2021-2A, Class A, 1.68%, 12/27/2027(d)	113,000	110,900
JP Morgan Mortgage Trust,
Series 2007-A1, Class 5A1, 5.04%, 07/25/2035(m)	9,874	9,835
Series 2021-LTV2, Class A1, 2.52%, 05/25/2052(d)(m)	174,642	149,779
Series 2024-VIS1, Class A1, 5.99%, 07/25/2064(d)(m)	159,480	161,043
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C24, Class B, 4.12%, 11/15/2047(m)	270,000	257,840
Series 2014-C25, Class AS, 4.07%, 11/15/2047	105,000	102,198
Series 2015-C27, Class XA, IO, 0.70%, 02/15/2048(n)	256,193	3
Life Mortgage Trust, Series 2021- BMR, Class C, 4.96% (1 mo. Term SOFR + 1.21%), 03/15/2038(d)(i)	11,214	11,168
Madison Park Funding XXXIII Ltd., Series 2019-33A, Class AR, 5.19% (3 mo. Term SOFR + 1.29%), 10/15/2032(d)(i)	245,662	245,883
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A2, 6.29%, 04/21/2034(m)	5,269	5,242
Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(d)(m)	97,228	87,572
Series 2021-INV3, Class A4, 2.50%, 10/25/2051(d)(m)	97,826	87,932
MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(d)(m)	105,493	97,216
MHP Commercial Mortgage Trust,
Series 2021-STOR, Class A, 4.57% (1 mo. Term SOFR + 0.81%), 07/15/2038(d)(i)	105,000	104,907
Series 2021-STOR, Class B, 4.77% (1 mo. Term SOFR + 1.01%), 07/15/2038(d)(i)	105,000	104,882
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(n)	601,300	7,978
Principal Amount		Value

Morgan Stanley Re-REMIC Trust, Series 2012-R3, Class 1B, 6.00%, 11/26/2036(d)(m)	$92,614	$82,630
New Residential Mortgage Loan Trust, Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(d)(m)	116,366	110,796
OBX Trust,
Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(d)(m)	149,719	129,488
Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(d)(m)	121,818	110,512
Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(d)	110,000	101,304
Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(d)(m)	111,396	100,618
PRKCM Trust, Series 2023-AFC4, Class A1, 7.23%, 11/25/2058(d)(m)	181,032	183,306
Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(d)	94,767	90,185
Series 2022-SFR5, Class A, 4.45%, 06/17/2039(d)	196,642	196,605
Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	2,578	2,079
Residential Mortgage Loan Trust, Series 2020-1, Class A1, 2.38%, 01/26/2060(d)(m)	1,886	1,878
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(d)	105,643	104,923
SG Residential Mortgage Trust,
Series 2022-1, Class A1, 3.17%, 03/27/2062(d)(m)	219,304	206,602
Series 2022-1, Class A2, 3.58%, 03/27/2062(d)(m)	96,651	89,029
Sonic Capital LLC,
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(d)	95,750	89,278
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(d)	95,750	83,245
STAR Trust, Series 2021-1, Class A1, 1.22%, 05/25/2065(d)(m)	52,008	49,164
Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(d)(m)	4,406	4,255
Series 2021-6, Class A1, 1.92%, 11/25/2066(d)(m)	168,447	149,905
Series 2022-1, Class A1, 2.45%, 12/25/2066(d)(m)	123,484	112,090
Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(d)	119,067	112,922
Tricon American Homes Trust, Series 2020-SFR2, Class A, 1.48%, 11/17/2039(d)	218,738	208,707
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.09%, 11/15/2050(n)	836,570	11,304
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
18
Invesco V.I. Equity and Income Fund

Principal Amount		Value

Verus Securitization Trust,
Series 2021-1, Class A1B, 0.82%, 01/25/2066(d)(m)	$27,315	$24,764
Series 2021-7, Class A1, 2.83%, 10/25/2066(d)	140,610	129,420
Series 2021-R1, Class A1, 0.82%, 10/25/2063(d)(m)	20,167	19,577
Series 2022-1, Class A1, 2.72%, 01/25/2067(d)	97,567	91,894
Series 2022-3, Class A1, 4.13%, 02/25/2067(d)	132,781	128,024
Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(d)	15,900	15,443
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 5.69%, 10/25/2033(m)	14,475	13,984
Series 2005-AR14, Class 1A4, 4.92%, 12/25/2035(m)	19,763	18,666
Series 2005-AR16, Class 1A1, 4.37%, 12/25/2035(m)	18,179	16,665
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.82%, 12/15/2050(n)	859,953	11,694
WF Card Issuance Trust, Series 2024-A1, Class A, 4.94%, 02/15/2029	421,000	426,714
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class AS, 3.49%, 06/15/2046	16,154	15,881
Total Asset-Backed Securities (Cost $12,440,831)		11,597,398
Shares
Preferred Stocks–0.35%
Diversified Financial Services–0.02%
Apollo Global Management, Inc., 7.63%, Pfd.(f)	11,550	304,227
Oil & Gas Storage & Transportation–0.33%
El Paso Energy Capital Trust I, 4.75%, Conv. Pfd.	95,499	4,693,776
Total Preferred Stocks (Cost $3,179,070)		4,998,003
Principal Amount
U.S. Government Sponsored Agency Mortgage-Backed Securities–0.14%
Collateralized Mortgage Obligations–0.02%
Fannie Mae Interest STRIPS,
IO, 6.50%, 02/25/2032 to 02/25/2033(n)(o)	$47,686	5,421
7.00%, 04/25/2032(o)	1,671	224
6.00%, 06/25/2033 to 09/25/2035(n)(o)	42,409	5,872
5.50%, 09/25/2033 to 06/25/2035(o)	86,139	10,970
Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
Fannie Mae REMICs,
IO, 3.00%, 11/25/2027(o)	$9,097	$125
3.11% (7.10% - (30 Day Average SOFR + 0.11%)), 11/25/2030(i)(o)	8,695	467
3.91% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(i)(o)	17,015	1,458
3.96% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032(i)(o)	3,958	355
4.11% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032(i)(o)	4,822	475
4.01% (8.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032 to 12/25/2032(i)(o)	55,310	5,881
4.05% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(i)(o)	3,419	192
4.26% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 to 05/25/2033(i)(o)	26,275	3,829
3.56% (7.55% - (30 Day Average SOFR + 0.11%)), 10/25/2033(i)(o)	3,591	420
2.06% (6.05% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 07/25/2038(i)(o)	14,791	1,020
2.76% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035(i)(o)	1,477	76
2.61% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(i)(o)	86,115	4,132
2.71% (6.70% - (30 Day Average SOFR + 0.11%)), 05/25/2035(i)(o)	33,868	3,014
3.50%, 08/25/2035(o)	122,634	12,156
2.11% (6.10% - (30 Day Average SOFR + 0.11%)), 10/25/2035(i)(o)	11,829	1,163
2.55% (6.54% - (30 Day Average SOFR + 0.11%)), 06/25/2037(i)(o)	21,847	1,760
4.00%, 04/25/2041 to 08/25/2047(o)	53,053	6,888
2.56% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(i)(o)	21,814	1,923
2.16% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(i)(o)	94,131	10,219
5.50%, 07/25/2046(o)	34,112	4,374
1.91% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(i)(o)	253,753	25,531
6.00%, 11/25/2028	4,014	4,089
5.50%, 04/25/2035	49,241	50,998
4.24% (30 Day Average SOFR + 0.36%), 08/25/2035(i)	4,380	4,344
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
19
Invesco V.I. Equity and Income Fund

Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
9.94% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(i)	$14,474	$17,235
9.57% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(i)	1,332	1,601
9.57% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(i)	6,935	7,796
4.93% (30 Day Average SOFR + 1.05%), 06/25/2037(i)	7,550	7,635
4.00%, 03/25/2041	4,935	4,753
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K734, Class X1, IO, 0.76%, 02/25/2026(n)	306,054	54
Series K735, Class X1, IO, 0.96%, 05/25/2026(n)	1,542,515	3,329
Series K093, Class X1, IO, 0.94%, 05/25/2029(n)	1,509,235	40,021
Freddie Mac REMICs,
IO, 3.55% (7.65% - (30 Day Average SOFR + 0.11%)), 07/15/2026 to 03/15/2029(i)(o)	4,077	146
3.00%, 06/15/2027 to 12/15/2027(o)	30,763	447
2.50%, 05/15/2028(o)	9,747	197
2.60% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(i)(o)	72,204	4,702
2.65% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(i)(o)	3,770	239
2.62% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(i)(o)	18,407	1,164
2.90% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(i)(o)	4,370	465
1.90% (6.00% - (30 Day Average SOFR + 0.11%)), 04/15/2038(i)(o)	3,031	272
1.97% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(i)(o)	16,056	1,276
2.15% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(i)(o)	7,036	656
2.00% (6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(i)(o)	35,554	3,670
6.50%, 03/15/2032 to 06/15/2032	22,275	23,335
3.50%, 05/15/2032	4,567	4,511
9.72% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(i)	2,727	3,237
4.50% (30 Day Average SOFR + 0.51%), 09/15/2035(i)	13,767	13,671
Principal Amount		Value
Collateralized Mortgage Obligations–(continued)
Freddie Mac STRIPS,
IO, 7.00%, 04/01/2027(o)	$2,172	$59
3.00%, 12/15/2027(o)	10,651	183
3.15%, 12/15/2027(n)	3,221	64
6.50%, 02/01/2028(o)	895	40
6.00%, 12/15/2032(o)	6,418	715
PO, 0.00%, 06/01/2026(e)	102	102
		308,951
Federal Home Loan Mortgage Corp. (FHLMC)–0.08%
6.50%, 07/01/2028 to 04/01/2034	3,242	3,370
6.75%, 03/15/2031	682,000	777,548
7.00%, 10/01/2031 to 10/01/2037	11,996	12,617
5.00%, 12/01/2034	254	255
5.50%, 02/01/2037 to 06/01/2053	366,929	376,597
		1,170,387
Federal National Mortgage Association (FNMA)–0.04%
7.50%, 01/01/2033	6,813	7,010
6.00%, 03/01/2037	23,440	24,803
4.00%, 05/01/2052	459,705	440,803
		472,616
Government National Mortgage Association (GNMA)–0.00%
IO, 2.70% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(i)(o)	60,952	3,336
2.80% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(i)(o)	24,216	1,640
4.50%, 09/16/2047(o)	99,248	17,976
2.35% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(i)(o)	92,273	11,178
		34,130
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $2,572,016)		1,986,084

Agency Credit Risk Transfer Notes–0.01%
Fannie Mae Connecticut Avenue Securities, Series 2023-R02, Class 1M1, STACR®, 6.17% (30 Day Average SOFR + 2.30%), 01/25/2043(d)(i)	49,167	50,152
Freddie Mac,
Series 2022-DNA6, Class M1, STACR®, 6.02% (30 Day Average SOFR + 2.15%), 09/25/2042(d)(i)	18,808	18,908
Series 2023-DNA1, Class M1, STACR®, 5.97% (30 Day Average SOFR + 2.10%), 03/25/2043(d)(i)	35,234	35,683
Total Agency Credit Risk Transfer Notes (Cost $103,209)		104,743
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
20
Invesco V.I. Equity and Income Fund

Shares		Value
Money Market Funds–3.87%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(p)(q)	19,104,851	$19,104,851
Invesco Treasury Portfolio, Institutional Class, 3.64%(p)(q)	35,481,024	35,481,024
Total Money Market Funds (Cost $54,585,875)		54,585,875
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.83% (Cost $1,089,827,893)		1,408,430,954
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.92%
Invesco Private Government Fund, 3.74%(p)(q)(r)	7,564,157	7,564,157
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 3.88%(p)(q)(r)	19,531,642	$19,537,501
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $27,101,658)		27,101,658
TOTAL INVESTMENTS IN SECURITIES–101.75% (Cost $1,116,929,551)		1,435,532,612
OTHER ASSETS LESS LIABILITIES—(1.75)%		(24,752,439)
NET ASSETS–100.00%		$1,410,780,173
Investment Abbreviations:
Conv.	– Convertible
Ctfs.	– Certificates
IO	– Interest Only
Pfd.	– Preferred
PO	– Principal Only
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
December 31, 2025 was $109,154,257, which represented 7.74% of the Fund’s Net Assets.

(e)	Zero coupon bond issued at a discount.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Perpetual bond with no specified maturity date.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2025.
(j)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2025.

(n)
Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on
December 31, 2025.

(o)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(p)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$22,398,474	$126,365,600	$(129,659,223)	$-	$-	$19,104,851	$848,419
Invesco Treasury Portfolio, Institutional Class	41,597,754	234,678,969	(240,795,699)	-	-	35,481,024	1,561,433
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
21
Invesco V.I. Equity and Income Fund

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$4,850,356	$286,075,489	$(283,361,688)	$-	$-	$7,564,157	$411,805*
Invesco Private Prime Fund	20,683,684	595,416,960	(596,560,102)	-	(3,041)	19,537,501	1,125,031*
Total	$89,530,268	$1,242,537,018	$(1,250,376,712)	$-	$(3,041)	$81,687,533	$3,946,688

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(q)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(r)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	7	March-2026	$(765,133)	$(11)	$(11)
U.S. Treasury Ultra Bonds	4	March-2026	(472,000)	5,868	5,868
Total Futures Contracts				$5,857	$5,857

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
01/21/2026	State Street Bank & Trust Co.	CAD	226,082	USD	165,055	$196
01/21/2026	State Street Bank & Trust Co.	USD	1,202,822	CAD	1,665,705	11,813
01/21/2026	State Street Bank & Trust Co.	USD	406,952	EUR	348,271	2,646
01/21/2026	State Street Bank & Trust Co.	USD	596,958	GBP	447,561	6,320
Subtotal—Appreciation						20,975
Currency Risk
01/21/2026	Bank of New York Mellon (The)	CAD	8,148,273	USD	5,834,598	(107,133)
01/21/2026	Bank of New York Mellon (The)	EUR	7,801,955	USD	9,082,349	(93,460)
01/21/2026	Bank of New York Mellon (The)	GBP	9,756,881	USD	12,891,250	(260,296)
01/21/2026	State Street Bank & Trust Co.	CAD	218,107	USD	157,580	(1,464)
01/21/2026	State Street Bank & Trust Co.	EUR	136,124	USD	159,875	(219)
01/21/2026	State Street Bank & Trust Co.	GBP	471,784	USD	628,653	(7,276)
01/21/2026	State Street Bank & Trust Co.	USD	277,435	EUR	235,531	(429)
Subtotal—Depreciation						(470,277)
Total Forward Foreign Currency Contracts						$(449,302)

Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
22
Invesco V.I. Equity and Income Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $1,035,242,018)*	$1,353,845,079
Investments in affiliated money market funds, at value (Cost $81,687,533)	81,687,533
Other investments:
Variation margin receivable — futures contracts	2,321
Unrealized appreciation on forward foreign currency contracts outstanding	20,975
Foreign currencies, at value (Cost $182,153)	183,058
Receivable for:
Fund shares sold	133,939
Dividends	1,332,450
Interest	3,181,039
Principal paydowns	42
Investment for trustee deferred compensation and retirement plans	224,189
Total assets	1,440,610,625
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	470,277
Payable for:
Fund shares reacquired	1,036,262
Amount due custodian	159,590
Collateral upon return of securities loaned	27,101,658
Accrued fees to affiliates	773,410
Accrued other operating expenses	57,871
Trustee deferred compensation and retirement plans	231,384
Total liabilities	29,830,452
Net assets applicable to shares outstanding	$1,410,780,173
Net assets consist of:
Shares of beneficial interest	$1,010,588,656
Distributable earnings	400,191,517
$1,410,780,173
Net Assets:
Series I	$172,063,365
Series II	$1,238,716,808
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	9,415,564
Series II	68,367,789
Series I:
Net asset value per share	$18.27
Series II:
Net asset value per share	$18.12

*	At December 31, 2025, securities with an aggregate value of $25,649,794 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Interest	$16,270,501
Dividends (net of foreign withholding taxes of $69,932)	17,145,787
Dividends from affiliated money market funds (includes net securities lending income of $49,851)	2,459,703
Total investment income	35,875,991
Expenses:
Advisory fees	5,169,268
Administrative services fees	2,248,134
Custodian fees	21,766
Distribution fees - Series II	2,997,995
Transfer agent fees	68,062
Trustees’ and officers’ fees and benefits	32,132
Reports to shareholders	10,530
Professional services fees	81,356
Other	(8,414)
Total expenses	10,620,829
Less: Fees waived and/or expenses reimbursed	(65,607)
Net expenses	10,555,222
Net investment income	25,320,769
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	73,557,866
Affiliated investment securities	(3,041)
Foreign currencies	24,038
Forward foreign currency contracts	(1,012,140)
Futures contracts	(39,707)
72,527,016
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	62,804,289
Foreign currencies	1,430
Forward foreign currency contracts	(876,623)
Futures contracts	1,686
61,930,782
Net realized and unrealized gain	134,457,798
Net increase in net assets resulting from operations	$159,778,567
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
23
Invesco V.I. Equity and Income Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$25,320,769	$25,359,006
Net realized gain	72,527,016	80,585,895
Change in net unrealized appreciation	61,930,782	40,113,370
Net increase in net assets resulting from operations	159,778,567	146,058,271
Distributions to shareholders from distributable earnings:
Series I	(12,518,526)	(9,726,966)
Series II	(87,474,124)	(65,305,957)
Total distributions from distributable earnings	(99,992,650)	(75,032,923)
Share transactions–net:
Series I	(8,380,830)	97,561,376
Series II	(7,584,948)	39,373,206
Net increase (decrease) in net assets resulting from share transactions	(15,965,778)	136,934,582
Net increase in net assets	43,820,139	207,959,930
Net assets:
Beginning of year	1,366,960,034	1,159,000,104
End of year	$1,410,780,173	$1,366,960,034
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
24
Invesco V.I. Equity and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$17.46	$0.37	$1.83	$2.20	$(0.39)	$(1.00)	$(1.39)	$18.27	12.81%	$172,063	0.56%	0.56%	2.06%	112%
Year ended 12/31/24	16.48	0.38	1.62	2.00	(0.32)	(0.70)	(1.02)	17.46	12.12	172,407	0.57	0.57	2.15	131
Year ended 12/31/23	16.14	0.35	1.22	1.57	(0.34)	(0.89)	(1.23)	16.48	10.56	69,223	0.56	0.56	2.16	148
Year ended 12/31/22	20.69	0.33	(1.94)	(1.61)	(0.34)	(2.60)	(2.94)	16.14	(7.51)	71,423	0.56	0.56	1.77	146
Year ended 12/31/21	17.93	0.25	3.09	3.34	(0.38)	(0.20)	(0.58)	20.69	18.65	79,349	0.55	0.55	1.24	144
Series II
Year ended 12/31/25	17.33	0.32	1.82	2.14	(0.35)	(1.00)	(1.35)	18.12	12.52	1,238,717	0.81	0.81	1.81	112
Year ended 12/31/24	16.36	0.33	1.63	1.96	(0.29)	(0.70)	(0.99)	17.33	11.91	1,194,554	0.82	0.82	1.90	131
Year ended 12/31/23	16.03	0.31	1.20	1.51	(0.29)	(0.89)	(1.18)	16.36	10.24	1,089,778	0.81	0.81	1.91	148
Year ended 12/31/22	20.55	0.28	(1.92)	(1.64)	(0.28)	(2.60)	(2.88)	16.03	(7.71)	1,026,339	0.81	0.81	1.52	146
Year ended 12/31/21	17.82	0.20	3.07	3.27	(0.34)	(0.20)	(0.54)	20.55	18.35	1,283,805	0.80	0.80	0.99	144

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)
Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2024, the portfolio turnover calculation excludes the value of securities purchased of $162,992,332 and sold of $58,503,043 in the effort to realign the Fund’s portfolio holdings after the reorganization of
Invesco V.I. Conservative Balanced Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
25
Invesco V.I. Equity and Income Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Equity and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objectives are both capital appreciation and current income.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
26
Invesco V.I. Equity and Income Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
27
Invesco V.I. Equity and Income Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $2,201 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
N.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
O.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
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Invesco V.I. Equity and Income Fund

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $150 million	0.500%
Next $100 million	0.450%
Next $100 million	0.400%
Over $350 million	0.350%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.38%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 1.50% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $65,607.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $194,305 for accounting and fund administrative services and was reimbursed $2,053,829 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $39,848 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
29
Invesco V.I. Equity and Income Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$864,627,567	$29,022,083	$—	$893,649,650
U.S. Dollar Denominated Bonds & Notes	—	336,104,234	472,352	336,576,586
U.S. Treasury Securities	—	104,932,615	—	104,932,615
Asset-Backed Securities	—	11,597,398	—	11,597,398
Preferred Stocks	4,998,003	—	—	4,998,003
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	1,986,084	—	1,986,084
Agency Credit Risk Transfer Notes	—	104,743	—	104,743
Money Market Funds	54,585,875	27,101,658	—	81,687,533
Total Investments in Securities	924,211,445	510,848,815	472,352	1,435,532,612
Other Investments - Assets*
Futures Contracts	5,868	—	—	5,868
Forward Foreign Currency Contracts	—	20,975	—	20,975
	5,868	20,975	—	26,843
Other Investments - Liabilities*
Futures Contracts	(11)	—	—	(11)
Forward Foreign Currency Contracts	—	(470,277)	—	(470,277)
	(11)	(470,277)	—	(470,288)
Total Other Investments	5,857	(449,302)	—	(443,445)
Total Investments	$924,217,302	$510,399,513	$472,352	$1,435,089,167

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$5,868	$5,868
Unrealized appreciation on forward foreign currency contracts outstanding	20,975	—	20,975
Total Derivative Assets	20,975	5,868	26,843
Derivatives not subject to master netting agreements	—	(5,868)	(5,868)
Total Derivative Assets subject to master netting agreements	$20,975	$—	$20,975
	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$(11)	$(11)
Unrealized depreciation on forward foreign currency contracts outstanding	(470,277)	—	(470,277)
Total Derivative Liabilities	(470,277)	(11)	(470,288)
Derivatives not subject to master netting agreements	—	11	11
Total Derivative Liabilities subject to master netting agreements	$(470,277)	$—	$(470,277)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
30
Invesco V.I. Equity and Income Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$−	$(460,889)	$(460,889)	$—	$—	$(460,889)
State Street Bank & Trust Co.	20,975	(9,388)	11,587	—	—	11,587
Total	$20,975	$(470,277)	$(449,302)	$—	$—	$(449,302)
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$(1,012,140)	$-	$(1,012,140)
Futures contracts	-	(39,707)	(39,707)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(876,623)	-	(876,623)
Futures contracts	-	1,686	1,686
Total	$(1,888,763)	$(38,021)	$(1,926,784)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts
Average notional value	$46,834,670	$1,085,971

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$29,720,964	$22,061,449
Long-term capital gain	70,271,686	52,971,474
Total distributions	$99,992,650	$75,032,923

*	Includes short-term capital gain distributions, if any.

31
Invesco V.I. Equity and Income Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$28,178,713
Undistributed long-term capital gain	65,954,233
Net unrealized appreciation — investments	306,201,846
Net unrealized appreciation — foreign currencies	1,122
Temporary book/tax differences	(144,397)
Shares of beneficial interest	1,010,588,656
Total net assets	$1,410,780,173
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to equity securities and wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $369,797,607 and $440,953,592, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$332,752,266
Aggregate unrealized (depreciation) of investments	(26,550,420)
Net unrealized appreciation of investments	$306,201,846
Cost of investments for tax purposes is $1,128,887,321.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of contingent payment debt instruments and amortization and accretion on debt securities, on December 31, 2025, undistributed net investment income was increased by $644,007 and undistributed net realized gain was decreased by $644,007. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	551,441	$9,894,346	347,231	$6,119,880
Series II	6,977,111	123,642,879	4,338,454	75,427,297
Issued as reinvestment of dividends:
Series I	702,893	12,518,526	555,192	9,726,966
Series II	4,950,432	87,474,124	3,755,374	65,305,957
Issued in connection with acquisitions:(b)
Series I	-	-	6,222,261	107,096,401
Series II	-	-	5,012,878	85,597,463
32
Invesco V.I. Equity and Income Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,711,665)	$(30,793,702)	(1,452,950)	$(25,381,871)
Series II	(12,505,624)	(218,701,951)	(10,774,230)	(186,957,511)
Net increase (decrease) in share activity	(1,035,412)	$(15,965,778)	8,004,210	$136,934,582

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)
After the close of business on April 26, 2024, the Fund acquired all the net assets of Invesco V.I. Conservative Balanced Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Board of Trustees of the Fund on September 20, 2023 and by the shareholders of the Target Fund on January 18,
2024.The reorganization was executed in order to reduce overlap and increase efficiencies in the Adviser’s product line. The acquisition was accomplished by a tax-free exchange of 11,235,138 shares of the Fund for 12,654,705 shares outstanding of the Target Fund as of the close of business on April 26, 2024.
Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, April 26, 2024. The Target Fund’s net assets as of the close of business on April 26, 2024 of $192,693,864, including
$24,397,837 of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,162,768,272 and $1,355,462,136 immediately after the acquisition.

The pro forma results of operations for the year ended December 31, 2024 assuming the reorganization had been completed on January 1, 2024, the beginning of the annual reporting period are as follows:

Net investment income	$26,819,083
Net realized/unrealized gains	123,920,038
Change in net assets resulting from operations	$150,739,121
   As the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that has been included in the Fund’s Statement of Operations since April 27, 2024.
33
Invesco V.I. Equity and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Equity and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Equity and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
34
Invesco V.I. Equity and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$70,271,686
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	44.03%
U.S. Treasury Obligations*	14.61%
Qualified Business Income*	0.00%
Business Interest Income*	37.44%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
35
Invesco V.I. Equity and Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
36
Invesco V.I. Equity and Income Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. EQV International Equity Fund

2	Schedule of Investments
4	Financial Statements
6	Financial Highlights
7	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VIIGR-NCSR

Schedule of Investments
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–98.10%
Australia–2.07%
Aristocrat Leisure Ltd.	200,318	$7,755,185
Brambles Ltd.	500,284	7,639,490
Glencore PLC	1,654,245	9,043,196
		24,437,871
Belgium–1.04%
Anheuser-Busch InBev S.A./N.V.	191,379	12,282,892
Brazil–1.29%
MercadoLibre, Inc.(a)	3,515	7,080,124
TOTVS S.A.	1,063,596	8,128,335
		15,208,459
Canada–5.24%
Bank of Montreal	69,163	8,982,044
Bombardier, Inc., Class B(a)	81,350	13,839,368
RB Global, Inc.	231,513	23,835,272
Royal Bank of Canada	89,458	15,250,648
		61,907,332
China–8.39%
Airtac International Group	351,000	10,344,716
Alibaba Group Holding Ltd.	494,300	9,075,821
Full Truck Alliance Co. Ltd., ADR	1,322,936	14,195,103
Kanzhun Ltd., ADR	646,073	13,166,968
Shenzhen Inovance Technology Co. Ltd., A Shares	1,149,900	12,392,873
Tencent Holdings Ltd.	199,100	15,279,637
Trip.com Group Ltd.	342,450	24,554,138
		99,009,256
Denmark–0.75%
Novo Nordisk A/S, Class B	175,414	8,896,728
France–10.65%
Air Liquide S.A.	70,995	13,343,787
Airbus SE	87,500	20,319,580
BNP Paribas S.A.	109,972	10,404,118
Cie de Saint-Gobain S.A.	121,985	12,404,883
Danone S.A.	87,722	7,912,438
Legrand S.A.	157,542	23,420,609
LVMH Moet Hennessy Louis Vuitton SE	21,522	16,221,899
Schneider Electric SE	45,463	12,437,551
TotalEnergies SE	142,511	9,291,431
		125,756,296
Germany–4.68%
Allianz SE	33,729	15,595,520
Deutsche Boerse AG	32,690	8,591,627
Deutsche Telekom AG	231,511	7,535,927
Fresenius SE & Co. KGaA	213,428	12,227,673
Heidelberg Materials AG	43,335	11,234,893
		55,185,640
Hong Kong–3.83%
AIA Group Ltd.	2,628,600	27,056,426
Shares		Value
Hong Kong–(continued)
Techtronic Industries Co. Ltd.	1,575,500	$18,123,176
		45,179,602
India–4.41%
HDFC Bank Ltd., ADR(b)	651,016	23,788,125
Reliance Industries Ltd.	1,229,356	21,512,027
SBI Life Insurance Co. Ltd.(c)	300,446	6,810,219
		52,110,371
Indonesia–2.02%
PT Bank Central Asia Tbk, ADR(b)	1,994,874	23,878,642
Israel–1.19%
Teva Pharmaceutical Industries Ltd., ADR(a)	449,219	14,020,125
Italy–2.61%
FinecoBank Banca Fineco S.p.A.	1,187,431	30,765,807
Japan–10.89%
Hoya Corp.	103,600	15,712,969
Keyence Corp.	58,700	21,233,241
Kobe Bussan Co. Ltd.	468,000	11,265,081
M3, Inc.	954,900	12,846,099
Panasonic Holdings Corp.	690,500	8,951,662
Recruit Holdings Co. Ltd.	310,900	17,469,954
SMC Corp.	37,200	12,871,228
Sony Group Corp.	708,300	18,168,582
Tokyo Electron Ltd.	45,100	10,044,999
		128,563,815
Mexico–0.70%
Wal-Mart de Mexico S.A.B. de C.V., Series V	2,634,719	8,212,510
Netherlands–2.23%
ASM International N.V.	27,107	16,410,436
ASML Holding N.V.	9,179	9,890,558
		26,300,994
Singapore–0.86%
United Overseas Bank Ltd.	373,866	10,182,433
South Korea–3.83%
KB Financial Group, Inc.	247,049	21,267,134
KT&G Corp.	91,521	9,018,605
Samsung Electronics Co. Ltd.	177,941	14,914,106
		45,199,845
Spain–0.92%
Bankinter S.A.	657,543	10,898,898
Sweden–3.36%
Investor AB, Class B	1,113,002	39,662,469
Switzerland–2.53%
Cie Financiere Richemont S.A.	105,050	22,654,129
Nestle S.A.	72,512	7,197,477
		29,851,606
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. EQV International Equity Fund

Shares		Value
Taiwan–6.62%
E Ink Holdings, Inc.	3,386,000	$21,274,015
MediaTek, Inc.	181,000	8,218,339
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	160,147	48,667,072
		78,159,426
Thailand–0.68%
Bangkok Dusit Medical Services PCL, Foreign Shares	13,048,700	7,991,730
United Kingdom–11.62%
AstraZeneca PLC	120,580	22,314,449
BAE Systems PLC	1,043,350	24,012,762
Barclays PLC	4,397,881	28,151,401
National Grid PLC	875,679	13,431,584
RELX PLC	557,154	22,445,961
Shell PLC	358,316	13,204,753
Weir Group PLC (The)	356,748	13,635,976
		137,196,886
United States–5.69%
Broadcom, Inc.	36,257	12,548,548
CRH PLC	95,186	11,879,213
ICON PLC(a)	102,288	18,638,919
Oracle Corp.	45,857	8,937,988
Philip Morris International, Inc.	94,425	15,145,770
		67,150,438
Total Common Stocks & Other Equity Interests (Cost $836,764,836)		1,158,010,071
Shares		Value
Money Market Funds–2.19%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	9,208,813	$9,208,813
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	16,598,248	16,598,248
Total Money Market Funds (Cost $25,807,061)		25,807,061
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.29% (Cost $862,571,897)		1,183,817,132
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.53%
Invesco Private Government Fund, 3.74%(d)(e)(f)	1,749,399	1,749,399
Invesco Private Prime Fund, 3.88%(d)(e)(f)	4,531,488	4,532,848
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,282,247)		6,282,247
TOTAL INVESTMENTS IN SECURITIES—100.82% (Cost $868,854,144)		1,190,099,379
OTHER ASSETS LESS LIABILITIES–(0.82)%		(9,660,562)
NET ASSETS–100.00%		$1,180,438,817
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2025.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2025 represented less than 1% of the Fund’s Net Assets.

(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,191,752	$152,791,954	$(148,774,893)	$-	$-	$9,208,813	$419,611
Invesco Treasury Portfolio, Institutional Class	9,137,992	283,756,487	(276,296,231)	-	-	16,598,248	751,559
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	205,801,613	(204,052,214)	-	-	1,749,399	218,366*
Invesco Private Prime Fund	-	410,935,201	(406,407,419)	-	5,066	4,532,848	605,206*
Total	$14,329,744	$1,053,285,255	$(1,035,530,757)	$-	$5,066	$32,089,308	$1,994,742

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. EQV International Equity Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $836,764,836)*	$1,158,010,071
Investments in affiliated money market funds, at value (Cost $32,089,308)	32,089,308
Foreign currencies, at value (Cost $34,422)	34,321
Receivable for:
Investments sold	1,380,196
Fund shares sold	300,195
Dividends	2,650,835
Investment for trustee deferred compensation and retirement plans	228,123
Total assets	1,194,693,049
Liabilities:
Payable for:
Investments purchased	5,435,917
Fund shares reacquired	492,067
Amount due custodian	278,743
Accrued foreign taxes	812,301
Collateral upon return of securities loaned	6,282,247
Accrued fees to affiliates	649,619
Accrued other operating expenses	67,029
Trustee deferred compensation and retirement plans	236,309
Total liabilities	14,254,232
Net assets applicable to shares outstanding	$1,180,438,817
Net assets consist of:
Shares of beneficial interest	$735,768,741
Distributable earnings	444,670,076
$1,180,438,817
Net Assets:
Series I	$498,973,946
Series II	$681,464,871
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	13,817,583
Series II	19,255,405
Series I:
Net asset value per share	$36.11
Series II:
Net asset value per share	$35.39

*	At December 31, 2025, securities with an aggregate value of $6,123,348 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $2,406,211)	$22,014,164
Dividends from affiliated money market funds (includes net securities lending income of $128,727)	1,299,897
Total investment income	23,314,061
Expenses:
Advisory fees	8,293,227
Administrative services fees	1,912,599
Custodian fees	75,386
Distribution fees - Series II	1,713,914
Transfer agent fees	57,636
Trustees’ and officers’ fees and benefits	30,305
Reports to shareholders	10,055
Professional services fees	91,347
Other	13,461
Total expenses	12,197,930
Less: Fees waived and/or expenses reimbursed	(31,334)
Net expenses	12,166,596
Net investment income	11,147,465
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $429,653)	155,491,726
Affiliated investment securities	5,066
Foreign currencies	(221,612)
155,275,180
Change in net unrealized appreciation of:
Unaffiliated investment securities (net of foreign taxes of $673,707)	8,124,776
Foreign currencies	267,301
8,392,077
Net realized and unrealized gain	163,667,257
Net increase in net assets resulting from operations	$174,814,722
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. EQV International Equity Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$11,147,465	$9,319,704
Net realized gain	155,275,180	76,436,723
Change in net unrealized appreciation (depreciation)	8,392,077	(75,411,342)
Net increase in net assets resulting from operations	174,814,722	10,345,085
Distributions to shareholders from distributable earnings:
Series I	(37,522,156)	(10,853,697)
Series II	(51,451,894)	(14,913,687)
Total distributions from distributable earnings	(88,974,050)	(25,767,384)
Share transactions–net:
Series I	(1,074,455)	(62,907,729)
Series II	(40,513,716)	(68,946,579)
Net increase (decrease) in net assets resulting from share transactions	(41,588,171)	(131,854,308)
Net increase (decrease) in net assets	44,252,501	(147,276,607)
Net assets:
Beginning of year	1,136,186,316	1,283,462,923
End of year	$1,180,438,817	$1,136,186,316
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
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Invesco V.I. EQV International Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$33.52	$0.40	$5.08	$5.48	$(0.53)	$(2.36)	$(2.89)	$36.11	16.50%	$498,974	0.90%	0.90%	1.10%	63%
Year ended 12/31/24	34.09	0.32	(0.07)(d)	0.25	(0.63)	(0.19)	(0.82)	33.52	0.62	464,052	0.92	0.92	0.90	31
Year ended 12/31/23	28.94	0.36	4.87	5.23	(0.06)	(0.02)	(0.08)	34.09	18.15	532,382	0.90	0.90	1.13	34
Year ended 12/31/22	41.41	0.36	(8.39)	(8.03)	(0.60)	(3.84)	(4.44)	28.94	(18.31)	370,151	0.91	0.91	1.06	45
Year ended 12/31/21	42.52	0.27	2.22	2.49	(0.57)	(3.03)	(3.60)	41.41	5.89	475,732	0.89	0.89	0.60	34
Series II
Year ended 12/31/25	32.89	0.30	4.99	5.29	(0.43)	(2.36)	(2.79)	35.39	16.23	681,465	1.15	1.15	0.85	63
Year ended 12/31/24	33.47	0.23	(0.08)(d)	0.15	(0.54)	(0.19)	(0.73)	32.89	0.34	672,134	1.17	1.17	0.65	31
Year ended 12/31/23	28.42	0.27	4.80	5.07	—	(0.02)	(0.02)	33.47	17.86	751,081	1.15	1.15	0.88	34
Year ended 12/31/22	40.72	0.27	(8.24)	(7.97)	(0.49)	(3.84)	(4.33)	28.42	(18.50)	703,011	1.16	1.16	0.81	45
Year ended 12/31/21	41.88	0.15	2.19	2.34	(0.47)	(3.03)	(3.50)	40.72	5.61	929,768	1.14	1.14	0.35	34

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)
Net realized and unrealized gain (loss) on investments per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. EQV International Equity Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. EQV International Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
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Invesco V.I. EQV International Equity Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
8
Invesco V.I. EQV International Equity Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $3,372 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investments in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
To the extent the Fund invests in emerging markets, emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets.
The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
9
Invesco V.I. EQV International Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.750%
Over $250 million	0.700%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.71%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.25% and 2.50%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $31,334.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $162,864 for accounting and fund administrative services and was reimbursed $1,749,735 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $999 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
10
Invesco V.I. EQV International Equity Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$24,437,871	$—	$24,437,871
Belgium	—	12,282,892	—	12,282,892
Brazil	7,080,124	8,128,335	—	15,208,459
Canada	61,907,332	—	—	61,907,332
China	27,362,071	71,647,185	—	99,009,256
Denmark	—	8,896,728	—	8,896,728
France	—	125,756,296	—	125,756,296
Germany	—	55,185,640	—	55,185,640
Hong Kong	—	45,179,602	—	45,179,602
India	23,788,125	28,322,246	—	52,110,371
Indonesia	23,878,642	—	—	23,878,642
Israel	14,020,125	—	—	14,020,125
Italy	—	30,765,807	—	30,765,807
Japan	—	128,563,815	—	128,563,815
Mexico	8,212,510	—	—	8,212,510
Netherlands	—	26,300,994	—	26,300,994
Singapore	—	10,182,433	—	10,182,433
South Korea	—	45,199,845	—	45,199,845
Spain	—	10,898,898	—	10,898,898
Sweden	—	39,662,469	—	39,662,469
Switzerland	—	29,851,606	—	29,851,606
Taiwan	48,667,072	29,492,354	—	78,159,426
Thailand	—	7,991,730	—	7,991,730
United Kingdom	—	137,196,886	—	137,196,886
United States	67,150,438	—	—	67,150,438
Money Market Funds	25,807,061	6,282,247	—	32,089,308
Total Investments	$307,873,500	$882,225,879	$—	$1,190,099,379
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$16,977,851	$19,444,036
Long-term capital gain	71,996,199	6,323,348
Total distributions	$88,974,050	$25,767,384

*	Includes short-term capital gain distributions, if any.

11
Invesco V.I. EQV International Equity Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$28,789,918
Undistributed long-term capital gain	135,258,541
Net unrealized appreciation — investments	280,545,648
Net unrealized appreciation — foreign currencies	200,351
Temporary book/tax differences	(124,382)
Shares of beneficial interest	735,768,741
Total net assets	$1,180,438,817
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $713,782,133 and $839,266,117, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$297,189,181
Aggregate unrealized (depreciation) of investments	(16,643,533)
Net unrealized appreciation of investments	$280,545,648
Cost of investments for tax purposes is $909,553,731.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2025, undistributed net investment income was increased by $5,902,958 and undistributed net realized gain was decreased by $5,902,958. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	1,385,972	$49,403,896	1,522,236	$53,242,413
Series II	1,822,556	63,840,095	1,405,435	48,224,302
Issued as reinvestment of dividends:
Series I	1,054,882	37,522,156	311,351	10,853,697
Series II	1,475,112	51,451,894	435,818	14,913,687
Reacquired:
Series I	(2,468,667)	(88,000,507)	(3,605,418)	(127,003,839)
Series II	(4,476,690)	(155,805,705)	(3,848,642)	(132,084,568)
Net increase (decrease) in share activity	(1,206,835)	$(41,588,171)	(3,779,220)	$(131,854,308)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

12
Invesco V.I. EQV International Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. EQV International Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. EQV International Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco V.I. EQV International Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$71,996,199
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	1.94%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Foreign Taxes	$0.0731	per share
Foreign Source Income	$0.7294	per share
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco V.I. EQV International Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco V.I. EQV International Equity Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Global Core Equity Fund

2	Schedule of Investments
4	Financial Statements
6	Financial Highlights
7	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VIGCE-NCSR

Schedule of Investments
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–95.71%
Canada–3.83%
Canadian Pacific Kansas City Ltd.	28,662	$2,110,156
Constellation Software, Inc.	150	360,796
Dollarama, Inc.	3,216	480,660
		2,951,612
China–3.64%
Contemporary Amperex Technology Co. Ltd., A Shares	23,800	1,251,464
Tencent Holdings Ltd.	20,300	1,557,894
		2,809,358
Denmark–0.22%
Novo Nordisk A/S, Class B	3,359	170,363
France–4.36%
L’Oreal S.A.	2,281	979,269
LVMH Moet Hennessy Louis Vuitton SE	783	590,175
Safran S.A.	4,071	1,417,998
TotalEnergies SE	5,812	378,931
		3,366,373
Germany–1.00%
SAP SE	3,181	772,883
India–0.81%
HDFC Bank Ltd., ADR	17,161	627,063
Italy–0.86%
Recordati Industria Chimica e Farmaceutica S.p.A.	11,668	662,378
Japan–2.57%
Hoya Corp.	4,900	743,181
ITOCHU Corp.	98,000	1,238,407
		1,981,588
Netherlands–1.72%
ASML Holding N.V.	1,235	1,330,738
Spain–1.00%
Industria de Diseno Textil S.A.	11,646	768,225
Sweden–1.21%
Atlas Copco AB, Class A	52,330	931,608
Taiwan–2.49%
Taiwan Semiconductor Manufacturing Co. Ltd.	39,000	1,917,133
United Kingdom–4.05%
3i Group PLC	32,392	1,420,351
Coca-Cola Europacific Partners PLC	6,824	618,937
RELX PLC	26,707	1,087,790
		3,127,078
United States–67.95%
Abbott Laboratories	7,595	951,578
Alphabet, Inc., Class A	9,133	2,858,629
Amazon.com, Inc.(a)	11,008	2,540,867
Shares		Value
United States–(continued)
American Express Co.	2,746	$1,015,883
AMETEK, Inc.	6,672	1,369,828
Amphenol Corp., Class A	8,032	1,085,444
Analog Devices, Inc.	4,317	1,170,770
Apple, Inc.	11,540	3,137,264
Berkshire Hathaway, Inc., Class B(a)	2,085	1,048,025
Broadcom, Inc.	4,217	1,459,504
Cigna Group (The)	2,414	664,405
CME Group, Inc., Class A	4,998	1,364,854
Coca-Cola Co. (The)	10,255	716,927
Construction Partners, Inc., Class A(a)	3,798	412,273
Copart, Inc.(a)	7,617	298,206
Costco Wholesale Corp.	331	285,435
Danaher Corp.	1,104	252,728
East West Bancorp, Inc.	5,767	648,153
Elevance Health, Inc.	1,406	492,873
EOG Resources, Inc.	11,361	1,193,019
Experian PLC	13,822	623,186
Ferguson Enterprises, Inc.	1,920	427,450
Home Depot, Inc. (The)	1,908	656,543
Interactive Brokers Group, Inc., Class A	14,937	960,598
JPMorgan Chase & Co.	4,354	1,402,946
Linde PLC	2,637	1,124,390
Martin Marietta Materials, Inc.	2,300	1,432,118
Mastercard, Inc., Class A	3,856	2,201,313
Meta Platforms, Inc., Class A	2,596	1,713,594
Microsoft Corp.	9,715	4,698,368
Moody’s Corp.	895	457,211
MSCI, Inc.	810	464,721
NIKE, Inc., Class B	3,634	231,522
NVIDIA Corp.	19,889	3,709,298
Old Dominion Freight Line, Inc.	5,582	875,258
O’Reilly Automotive, Inc.(a)	6,277	572,525
QXO, Inc.(a)(b)	44,619	860,701
Steel Dynamics, Inc.(b)	4,332	734,057
Texas Instruments, Inc.	7,389	1,281,918
Thermo Fisher Scientific, Inc.	2,119	1,227,855
Union Pacific Corp.	4,885	1,129,998
Viking Holdings Ltd.(a)	18,220	1,301,090
WEC Energy Group, Inc.	12,870	1,357,270
		52,410,595
Total Common Stocks & Other Equity Interests (Cost $55,143,626)		73,826,995
Exchange-Traded Funds–1.72%
Japan–1.72%
iShares MSCI Japan ETF(b) (Cost $1,138,598)	16,406	1,324,621
Money Market Funds–2.57%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(c)(d)	694,399	694,399
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Global Core Equity Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 3.64%(c)(d)	1,288,204	$1,288,204
Total Money Market Funds (Cost $1,982,603)		1,982,603
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.00% (Cost $58,264,827)		77,134,219
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.63%
Invesco Private Government Fund, 3.74%(c)(d)(e)	778,570	778,570
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 3.88%(c)(d)(e)	2,020,102	$2,020,708
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,799,278)		2,799,278
TOTAL INVESTMENTS IN SECURITIES—103.63% (Cost $61,064,105)		79,933,497
OTHER ASSETS LESS LIABILITIES–(3.63)%		(2,797,631)
NET ASSETS–100.00%		$77,135,866
Investment Abbreviations:
ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2025.
(c)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$887,016	$8,701,519	$(8,894,136)	$-	$-	$694,399	$40,113
Invesco Treasury Portfolio, Institutional Class	1,645,922	16,159,963	(16,517,681)	-	-	1,288,204	73,774
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	714,826	48,404,303	(48,340,559)	-	-	778,570	46,078*
Invesco Private Prime Fund	1,865,324	107,412,483	(107,256,827)	-	(272)	2,020,708	125,554*
Total	$5,113,088	$180,678,268	$(181,009,203)	$-	$(272)	$4,781,881	$285,519

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Global Core Equity Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $56,282,224)*	$75,151,616
Investments in affiliated money market funds, at value (Cost $4,781,881)	4,781,881
Receivable for:
Fund shares sold	119
Dividends	84,318
Investment for trustee deferred compensation and retirement plans	31,145
Total assets	80,049,079
Liabilities:
Payable for:
Fund shares reacquired	3,240
Amount due custodian	371
Collateral upon return of securities loaned	2,799,278
Accrued fees to affiliates	36,262
Accrued other operating expenses	40,162
Trustee deferred compensation and retirement plans	33,900
Total liabilities	2,913,213
Net assets applicable to shares outstanding	$77,135,866
Net assets consist of:
Shares of beneficial interest	$54,617,201
Distributable earnings	22,518,665
$77,135,866
Net Assets:
Series I	$69,538,545
Series II	$7,597,321
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,898,616
Series II	642,173
Series I:
Net asset value per share	$11.79
Series II:
Net asset value per share	$11.83

*	At December 31, 2025, securities with an aggregate value of $2,658,916 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $35,546)	$892,884
Dividends from affiliated money market funds (includes net securities lending income of $10,186)	124,073
Total investment income	1,016,957
Expenses:
Advisory fees	502,771
Administrative services fees	123,166
Custodian fees	14,347
Distribution fees - Series II	18,823
Transfer agent fees	3,752
Trustees’ and officers’ fees and benefits	22,260
Reports to shareholders	11,701
Professional services fees	59,426
Other	1,878
Total expenses	758,124
Less: Fees waived and/or expenses reimbursed	(3,088)
Net expenses	755,036
Net investment income	261,921
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	4,590,823
Affiliated investment securities	(272)
Foreign currencies	(4,387)
4,586,164
Change in net unrealized appreciation of:
Unaffiliated investment securities	5,968,464
Foreign currencies	7,471
5,975,935
Net realized and unrealized gain	10,562,099
Net increase in net assets resulting from operations	$10,824,020
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Global Core Equity Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$261,921	$255,529
Net realized gain	4,586,164	5,047,289
Change in net unrealized appreciation	5,975,935	4,855,206
Net increase in net assets resulting from operations	10,824,020	10,158,024
Distributions to shareholders from distributable earnings:
Series I	(5,501,702)	(1,237,903)
Series II	(593,303)	(134,734)
Total distributions from distributable earnings	(6,095,005)	(1,372,637)
Share transactions–net:
Series I	(383,459)	3,631,148
Series II	(334,289)	(1,620,819)
Net increase (decrease) in net assets resulting from share transactions	(717,748)	2,010,329
Net increase in net assets	4,011,267	10,795,716
Net assets:
Beginning of year	73,124,599	62,328,883
End of year	$77,135,866	$73,124,599
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Global Core Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$11.07	$0.04	$1.68	$1.72	$(0.17)	$(0.83)	$(1.00)	$11.79	15.56%	$69,539	0.99%	0.99%	0.37%	82%
Year ended 12/31/24	9.67	0.04	1.59	1.63	(0.12)	(0.11)	(0.23)	11.07	16.85	65,670	0.99	0.99	0.40	56
Year ended 12/31/23	8.00	0.07	1.66	1.73	(0.05)	(0.01)	(0.06)	9.67	21.73	54,320	0.97	0.98	0.83	110
Year ended 12/31/22	11.13	0.05	(2.52)	(2.47)	(0.04)	(0.62)	(0.66)	8.00	(21.88)	48,080	0.97	0.97	0.55	13
Year ended 12/31/21	11.49	0.04	1.81	1.85	(0.12)	(2.09)	(2.21)	11.13	15.97	65,044	0.96	0.96	0.31	27
Series II
Year ended 12/31/25	11.11	0.01	1.68	1.69	(0.14)	(0.83)	(0.97)	11.83	15.21	7,597	1.24	1.24	0.12	82
Year ended 12/31/24	9.69	0.02	1.60	1.62	(0.09)	(0.11)	(0.20)	11.11	16.72	7,454	1.24	1.24	0.15	56
Year ended 12/31/23	8.01	0.05	1.67	1.72	(0.03)	(0.01)	(0.04)	9.69	21.46	8,009	1.22	1.23	0.58	110
Year ended 12/31/22	11.14	0.03	(2.53)	(2.50)	(0.01)	(0.62)	(0.63)	8.01	(22.16)	7,626	1.22	1.22	0.30	13
Year ended 12/31/21	11.50	0.01	1.82	1.83	(0.10)	(2.09)	(2.19)	11.14	15.71	10,725	1.21	1.21	0.06	27

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
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Invesco V.I. Global Core Equity Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
7
Invesco V.I. Global Core Equity Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
8
Invesco V.I. Global Core Equity Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $518 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investments in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
To the extent the Fund invests in emerging markets, emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets.
The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
9
Invesco V.I. Global Core Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $1 billion	0.670%
Next $500 million	0.645%
Next $1 billion	0.620%
Next $1 billion	0.595%
Next $1 billion	0.570%
Over $4.5 billion	0.545%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.67%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.25% and 2.50%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $3,088.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $10,664 for accounting and fund administrative services and was reimbursed $112,502 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
10
Invesco V.I. Global Core Equity Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Canada	$2,951,612	$—	$—	$2,951,612
China	—	2,809,358	—	2,809,358
Denmark	—	170,363	—	170,363
France	—	3,366,373	—	3,366,373
Germany	—	772,883	—	772,883
India	627,063	—	—	627,063
Italy	—	662,378	—	662,378
Japan	1,324,621	1,981,588	—	3,306,209
Netherlands	—	1,330,738	—	1,330,738
Spain	—	768,225	—	768,225
Sweden	—	931,608	—	931,608
Taiwan	—	1,917,133	—	1,917,133
United Kingdom	618,937	2,508,141	—	3,127,078
United States	51,787,409	623,186	—	52,410,595
Money Market Funds	1,982,603	2,799,278	—	4,781,881
Total Investments	$59,292,245	$20,641,252	$—	$79,933,497
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$4,476,405	$1,372,637
Long-term capital gain	1,618,600	—
Total distributions	$6,095,005	$1,372,637

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$1,248,145
Undistributed long-term capital gain	3,552,704
Net unrealized appreciation — investments	17,735,880
Net unrealized appreciation — foreign currencies	3,207
Temporary book/tax differences	(21,271)
Shares of beneficial interest	54,617,201
Total net assets	$77,135,866
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
11
Invesco V.I. Global Core Equity Fund

NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $59,041,471 and $64,930,061, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$18,564,387
Aggregate unrealized (depreciation) of investments	(828,507)
Net unrealized appreciation of investments	$17,735,880
Cost of investments for tax purposes is $62,197,617.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2025, undistributed net investment income was increased by $441,066 and undistributed net realized gain was decreased by $441,066. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	216,717	$2,508,455	899,731	$9,872,485
Series II	14,804	175,900	6,095	64,487
Issued as reinvestment of dividends:
Series I	468,230	5,501,702	110,725	1,237,902
Series II	50,183	591,975	12,006	134,457
Reacquired:
Series I	(717,232)	(8,393,616)	(697,552)	(7,479,239)
Series II	(93,860)	(1,102,164)	(173,238)	(1,819,763)
Net increase (decrease) in share activity	(61,158)	$(717,748)	157,767	$2,010,329

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 86% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Subsequent Event
The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund (the “Target Fund”) will transfer all of its assets and liabilities to Invesco V.I. Global Fund (the “Acquiring Fund”).
The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or about April 13, 2026. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated on or about April 24, 2026. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations.
Based on information currently available, the total cost of the Reorganization is estimated to be approximately $155,000, to be shared equally between Invesco and the Target Fund. The estimated cost of the Reorganization includes legal counsel fees, independent accountant fees, expenses related to the printing and mailing of any Proxy Statement/Prospectus and fees associated with the proxy solicitation but do not include any transaction costs arising from the repositioning of portfolio securities which are not estimated to have a material impact.
12
Invesco V.I. Global Core Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Core Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco V.I. Global Core Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,618,600
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	9.86%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco V.I. Global Core Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco V.I. Global Core Equity Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Global Fund

2	Schedule of Investments
4	Financial Statements
6	Financial Highlights
7	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
O-VIGLBL-NCSR

Schedule of Investments
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.41%
Brazil–0.53%
MercadoLibre, Inc.(a)	3,734	$7,521,247
Canada–2.41%
Shopify, Inc., Class A(a)	213,358	34,344,237
China–2.26%
JD.com, Inc., ADR(b)	639,921	18,365,732
Tencent Holdings Ltd.	181,700	13,944,300
		32,310,032
France–5.86%
Airbus SE	183,261	42,557,561
EssilorLuxottica S.A.	39,696	12,551,788
LVMH Moet Hennessy Louis Vuitton SE	37,846	28,525,881
		83,635,230
Germany–2.36%
Allianz SE	27,507	12,718,609
SAP SE	86,409	20,994,668
		33,713,277
India–4.50%
DLF Ltd.	5,365,322	41,050,331
HDFC Bank Ltd.	793,508	8,765,797
ICICI Bank Ltd., ADR	480,297	14,312,851
		64,128,979
Italy–1.16%
Brunello Cucinelli S.p.A.(b)	118,134	13,549,689
Moncler S.p.A.	47,856	3,058,965
		16,608,654
Japan–1.91%
Capcom Co. Ltd.	401,500	9,326,452
Hoya Corp.	52,800	8,008,154
Keyence Corp.	17,644	6,382,271
Nintendo Co. Ltd.	51,200	3,456,743
		27,173,620
Netherlands–2.35%
Adyen N.V.(a)(c)	11,509	18,559,119
ASML Holding N.V.	4,485	4,832,678
BE Semiconductor Industries N.V.	43,776	6,843,762
Universal Music Group N.V.	128,616	3,352,998
		33,588,557
Spain–0.72%
Amadeus IT Group S.A.	138,723	10,267,028
Sweden–1.95%
Assa Abloy AB, Class B	228,543	8,828,808
Atlas Copco AB, Class A	425,781	7,579,994
Spotify Technology S.A.(a)	19,535	11,344,170
		27,752,972
Switzerland–2.02%
Galderma Group AG, Class A	53,189	10,831,018
Shares		Value
Switzerland–(continued)
Lonza Group AG	26,736	$18,025,937
		28,856,955
Taiwan–4.89%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,420,000	69,803,303
United States–66.49%
Alphabet, Inc., Class A	539,362	168,820,306
Amazon.com, Inc.(a)	167,934	38,762,526
Analog Devices, Inc.	138,888	37,666,426
ARM Holdings PLC, ADR(a)(b)	78,472	8,577,774
Berkshire Hathaway, Inc., Class A(a)	4	3,019,200
Boston Scientific Corp.(a)	207,480	19,783,218
Broadcom, Inc.	129,975	44,984,348
Cadence Design Systems, Inc.(a)	23,021	7,195,904
Ecolab, Inc.	31,312	8,220,026
Eli Lilly and Co.	42,843	46,042,515
Equifax, Inc.	54,604	11,847,976
IDEXX Laboratories, Inc.(a)	11,008	7,447,242
Intuit, Inc.	60,247	39,908,818
Intuitive Surgical, Inc.(a)	40,170	22,750,681
IQVIA Holdings, Inc.(a)	34,039	7,672,731
Lam Research Corp.	292,221	50,022,391
Las Vegas Sands Corp.	43,629	2,839,812
Linde PLC	9,797	4,177,343
Marriott International, Inc., Class A	52,031	16,142,097
Marvell Technology, Inc.	217,895	18,516,717
Mastercard, Inc., Class A	23,886	13,636,040
Meta Platforms, Inc., Class A	131,101	86,538,459
Microsoft Corp.	87,206	42,174,566
Netflix, Inc.(a)	155,874	14,614,746
NVIDIA Corp.	407,539	76,006,024
Phathom Pharmaceuticals, Inc.(a)(b)	303,670	5,037,885
S&P Global, Inc.	108,136	56,510,792
ServiceNow, Inc.(a)	44,270	6,781,721
Stryker Corp.(b)	16,703	5,870,603
Thermo Fisher Scientific, Inc.	35,556	20,602,924
TJX Cos., Inc. (The)	73,282	11,256,848
Visa, Inc., Class A	129,132	45,287,884
		948,716,543
Total Common Stocks & Other Equity Interests (Cost $553,613,551)		1,418,420,634
Money Market Funds–0.76%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	3,797,452	3,797,452
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	7,052,411	7,052,411
Total Money Market Funds (Cost $10,849,863)		10,849,863
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.17% (Cost $564,463,414)		1,429,270,497
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Global Fund

Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.25%
Invesco Private Government Fund, 3.74%(d)(e)(f)	8,934,086	$8,934,086
Invesco Private Prime Fund, 3.88%(d)(e)(f)	23,176,894	23,183,847
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $32,117,933)		32,117,933
TOTAL INVESTMENTS IN SECURITIES—102.42% (Cost $596,581,347)		1,461,388,430
OTHER ASSETS LESS LIABILITIES–(2.42)%		(34,539,099)
NET ASSETS–100.00%		$1,426,849,331
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2025.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2025 represented 1.30% of the Fund’s Net Assets.

(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$148,021	$69,745,430	$(66,095,999)	$-	$-	$3,797,452	$55,882
Invesco Treasury Portfolio, Institutional Class	274,895	129,527,226	(122,749,710)	-	-	7,052,411	103,081
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	444,192	455,652,310	(447,162,416)	-	-	8,934,086	295,377*
Invesco Private Prime Fund	1,157,778	1,014,868,081	(992,844,329)	-	2,317	23,183,847	771,169*
Total	$2,024,886	$1,669,793,047	$(1,628,852,454)	$-	$2,317	$42,967,796	$1,225,509

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Global Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $553,613,551)*	$1,418,420,634
Investments in affiliated money market funds, at value (Cost $42,967,796)	42,967,796
Cash	1,973,457
Foreign currencies, at value (Cost $137,400)	137,279
Receivable for:
Fund shares sold	111,100
Dividends	2,106,340
Investment for trustee deferred compensation and retirement plans	142,901
Total assets	1,465,859,507
Liabilities:
Payable for:
Fund shares reacquired	1,125,649
Accrued foreign taxes	4,729,252
Collateral upon return of securities loaned	32,117,933
Accrued fees to affiliates	819,301
Accrued other operating expenses	75,140
Trustee deferred compensation and retirement plans	142,901
Total liabilities	39,010,176
Net assets applicable to shares outstanding	$1,426,849,331
Net assets consist of:
Shares of beneficial interest	$(70,166,976)
Distributable earnings	1,497,016,307
$1,426,849,331
Net Assets:
Series I	$700,609,556
Series II	$726,239,775
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	18,460,212
Series II	20,003,848
Series I:
Net asset value per share	$37.95
Series II:
Net asset value per share	$36.31

*	At December 31, 2025, securities with an aggregate value of $25,378,965 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $1,272,691)	$14,053,913
Dividends from affiliated money market funds (includes net securities lending income of $135,302)	294,265
Total investment income	14,348,178
Expenses:
Advisory fees	11,427,517
Administrative services fees	2,962,023
Custodian fees	58,997
Distribution fees - Series II	2,103,726
Transfer agent fees	90,226
Trustees’ and officers’ fees and benefits	35,372
Reports to shareholders	9,845
Professional services fees	94,517
Other	23,804
Total expenses	16,806,027
Less: Fees waived and/or expenses reimbursed	(4,183)
Net expenses	16,801,844
Net investment income (loss)	(2,453,666)
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities (net of foreign taxes of $4,001,671)	658,612,683
Affiliated investment securities	2,317
Foreign currencies	274,660
658,889,660
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $5,805,911)	(430,082,568)
Foreign currencies	210,194
(429,872,374)
Net realized and unrealized gain	229,017,286
Net increase in net assets resulting from operations	$226,563,620
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Global Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(2,453,666)	$(1,522,320)
Net realized gain	658,889,660	323,145,591
Change in net unrealized appreciation (depreciation)	(429,872,374)	(7,125,328)
Net increase in net assets resulting from operations	226,563,620	314,497,943
Distributions to shareholders from distributable earnings:
Series I	(173,262,649)	(66,442,083)
Series II	(160,658,727)	(55,595,637)
Total distributions from distributable earnings	(333,921,376)	(122,037,720)
Share transactions–net:
Series I	(385,200,044)	(67,132,850)
Series II	(144,150,335)	(107,381,001)
Net increase (decrease) in net assets resulting from share transactions	(529,350,379)	(174,513,851)
Net increase (decrease) in net assets	(636,708,135)	17,946,372
Net assets:
Beginning of year	2,063,557,466	2,045,611,094
End of year	$1,426,849,331	$2,063,557,466
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Global Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$39.99	$(0.01)	$6.06	$6.05	$—	$(8.09)	$(8.09)	$37.95	15.32%	$700,610	0.81%	0.81%	(0.02)%	24%
Year ended 12/31/24	36.56	0.02	5.82	5.84	—	(2.41)	(2.41)	39.99	16.07	1,142,049	0.82	0.82	0.04	10
Year ended 12/31/23	31.10	0.06	9.84	9.90	(0.09)	(4.35)	(4.44)	36.56	34.73	1,103,140	0.82	0.82	0.18	10
Year ended 12/31/22	57.22	0.11	(18.77)	(18.66)	—	(7.46)	(7.46)	31.10	(31.77)	925,742	0.79	0.81	0.27	15
Year ended 12/31/21	52.12	(0.13)	8.23	8.10	—	(3.00)	(3.00)	57.22	15.49	1,484,706	0.77	0.78	(0.23)	7
Series II
Year ended 12/31/25	38.66	(0.11)	5.85	5.74	—	(8.09)	(8.09)	36.31	15.05	726,240	1.06	1.06	(0.27)	24
Year ended 12/31/24	35.50	(0.08)	5.65	5.57	—	(2.41)	(2.41)	38.66	15.78	921,509	1.07	1.07	(0.21)	10
Year ended 12/31/23	30.30	(0.02)	9.57	9.55	—	(4.35)	(4.35)	35.50	34.45	942,471	1.07	1.07	(0.07)	10
Year ended 12/31/22	56.18	0.00	(18.42)	(18.42)	—	(7.46)	(7.46)	30.30	(31.94)	753,082	1.04	1.06	0.02	15
Year ended 12/31/21	51.36	(0.27)	8.09	7.82	—	(3.00)	(3.00)	56.18	15.17	1,257,943	1.02	1.03	(0.48)	7

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Global Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Global Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund
7
Invesco V.I. Global Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
8
Invesco V.I. Global Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $11,222 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investments in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
To the extent the Fund invests in emerging markets, emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets.
The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
9
Invesco V.I. Global Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $4.2 billion	0.600%
Over $5 billion	0.580%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.63%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.25% and 2.50%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $4,183.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $256,111 for accounting and fund administrative services and was reimbursed $2,705,912 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $3,614 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
10
Invesco V.I. Global Fund

The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$7,521,247	$—	$—	$7,521,247
Canada	34,344,237	—	—	34,344,237
China	18,365,732	13,944,300	—	32,310,032
France	—	83,635,230	—	83,635,230
Germany	—	33,713,277	—	33,713,277
India	14,312,851	49,816,128	—	64,128,979
Italy	—	16,608,654	—	16,608,654
Japan	—	27,173,620	—	27,173,620
Netherlands	—	33,588,557	—	33,588,557
Spain	—	10,267,028	—	10,267,028
Sweden	11,344,170	16,408,802	—	27,752,972
Switzerland	—	28,856,955	—	28,856,955
Taiwan	—	69,803,303	—	69,803,303
United States	948,716,543	—	—	948,716,543
Money Market Funds	10,849,863	32,117,933	—	42,967,796
Total Investments	$1,045,454,643	$415,933,787	$—	$1,461,388,430
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$—	$6,030,644
Long-term capital gain	333,921,376	116,007,076
Total distributions	$333,921,376	$122,037,720

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$647,761,373
Net unrealized appreciation — investments	849,299,622
Net unrealized appreciation — foreign currencies	80,932
Temporary book/tax differences	(125,620)
Shares of beneficial interest	(70,166,976)
Total net assets	$1,426,849,331
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
11
Invesco V.I. Global Fund

The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $431,737,735 and $1,311,239,805, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$862,029,420
Aggregate unrealized (depreciation) of investments	(12,729,798)
Net unrealized appreciation of investments	$849,299,622
Cost of investments for tax purposes is $612,088,808.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign capital gains taxes and net operating losses, on December 31, 2025, undistributed net investment income (loss) was decreased by $958,428, undistributed net realized gain was increased by $2,910,548 and shares of beneficial interest was decreased by $1,952,120. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	587,405	$23,371,061	745,868	$30,058,270
Series II	1,939,582	75,994,237	593,461	23,039,172
Issued as reinvestment of dividends:
Series I	4,609,275	173,262,649	1,682,504	66,442,083
Series II	4,466,464	160,658,727	1,455,764	55,595,637
Reacquired:
Series I	(15,292,925)	(581,833,754)	(4,043,301)	(163,633,203)
Series II	(10,239,316)	(380,803,299)	(4,760,009)	(186,015,810)
Net increase (decrease) in share activity	(13,929,515)	$(529,350,379)	(4,325,713)	$(174,513,851)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 10—Subsequent Event
The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund (the “Acquiring Fund”) will acquire all of the assets and liabilities of Invesco V.I. Global Core Equity Fund (the “Target Fund”) in exchange for shares of the Fund.
The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or about April 13, 2026. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated on or about April 24, 2026. Upon closing of the reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund in exchange for their shares of the Target Fund, and the Target Fund will liquidate and cease operations. The Acquiring Fund is not expected to incur any Reorganization costs as a result of the merger but may incur transaction costs in connection with the repositioning of portfolio securities which are not estimated to have a material impact.
In connection with the reorganization, the Board of Trustees approved reductions to the advisory fee schedule of the Fund, as specified below; such changes will become effective upon the closing of the reorganization, if approved.
Average Daily Net Assets	Rate*
First $1 billion	0.680%
Next $250 million	0.650%
Next $500 million	0.600%
Next $4 billion	0.585%
Next $3 billion	0.575%
Over $8.75 billion	0.545%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
12
Invesco V.I. Global Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco V.I. Global Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$333,921,376
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco V.I. Global Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco V.I. Global Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Global Real Estate Fund

2	Schedule of Investments
4	Financial Statements
6	Financial Highlights
7	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VIGRE-NCSR

Schedule of Investments
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.32%
Australia–6.59%
Dexus	103,982	$479,591
Goodman Group	133,577	2,748,769
NEXTDC Ltd.(a)	66,179	551,005
Scentre Group	548,361	1,532,881
Stockland	253,147	965,176
		6,277,422
Belgium–1.44%
Aedifica S.A.	6,313	499,704
Warehouses De Pauw C.V.A.	24,807	643,330
Xior Student Housing N.V.(b)	6,629	225,084
		1,368,118
Canada–1.67%
Canadian Apartment Properties REIT	15,932	427,972
Chartwell Retirement Residences	51,295	751,178
Dream Industrial REIT	45,000	412,444
		1,591,594
France–2.10%
Klepierre S.A.	16,866	667,308
Unibail-Rodamco-Westfield	12,240	1,331,062
		1,998,370
Germany–2.21%
Sirius Real Estate Ltd.	480,967	623,304
TAG Immobilien AG	31,262	484,180
Vonovia SE	34,824	1,002,212
		2,109,696
Hong Kong–3.15%
Hongkong Land Holdings Ltd.	101,000	701,619
Link REIT	164,500	734,495
Sun Hung Kai Properties Ltd.	128,500	1,564,653
		3,000,767
Japan–9.69%
Daiwa House REIT Investment Corp.	811	741,203
GLP J-Reit	700	665,347
Invincible Investment Corp.(c)	939	385,581
Japan Metropolitan Fund Investment Corp.	783	619,500
KDX Realty Investment Corp.	451	506,182
Mitsubishi Estate Co. Ltd.	19,100	464,036
Mitsui Fudosan Co. Ltd.	209,800	2,384,224
Nippon Building Fund, Inc.(c)	1,024	933,307
Nippon Prologis REIT, Inc.	836	495,162
ORIX JREIT, Inc.	781	529,395
Sumitomo Realty & Development Co. Ltd.	60,000	1,506,356
		9,230,293
Netherlands–0.41%
CTP N.V.(b)	18,828	394,529
Shares		Value
Singapore–2.77%
CapitaLand Integrated Commercial Trust	573,498	$1,064,438
Keppel DC REIT	233,388	408,114
Mapletree Logistics Trust	432,100	442,801
Mapletree Pan Asia Commercial Trust	350,500	400,361
Parkway Life REIT	102,000	323,545
		2,639,259
Spain–0.53%
Merlin Properties SOCIMI S.A.	35,019	509,824
Sweden–1.71%
Catena AB	8,199	400,571
Fastighets AB Balder, Class B(a)	101,411	748,545
Wihlborgs Fastigheter AB	48,414	478,842
		1,627,958
Switzerland–1.29%
PSP Swiss Property AG	4,410	797,931
Swiss Prime Site AG	2,786	432,576
		1,230,507
United Kingdom–3.45%
Big Yellow Group PLC	24,169	339,882
British Land Co. PLC (The)	104,302	565,984
Great Portland Estates PLC	49,506	211,961
LondonMetric Property PLC	287,585	733,183
Safestore Holdings PLC	31,899	315,885
Segro PLC	116,134	1,125,121
		3,292,016
United States–62.31%
American Healthcare REIT, Inc.	29,646	1,395,141
American Homes 4 Rent, Class A	53,305	1,711,091
AvalonBay Communities, Inc.(c)	11,346	2,057,143
Brixmor Property Group, Inc.	73,533	1,928,035
Broadstone Net Lease, Inc.	62,995	1,094,223
Camden Property Trust	12,985	1,429,389
CareTrust REIT, Inc.	25,694	929,095
Cousins Properties, Inc.	39,612	1,021,197
Crown Castle, Inc.	5,816	516,868
CubeSmart	47,403	1,708,878
Digital Realty Trust, Inc.	25,939	4,013,023
EastGroup Properties, Inc.	11,153	1,986,795
Equinix, Inc.	4,577	3,506,714
Essential Properties Realty Trust, Inc.(c)	30,875	915,753
Extra Space Storage, Inc.	17,840	2,323,125
First Industrial Realty Trust, Inc.	44,046	2,522,514
Gaming and Leisure Properties, Inc.	38,362	1,714,398
Healthcare Realty Trust, Inc.	80,586	1,365,933
Host Hotels & Resorts, Inc.	38,330	679,591
Iron Mountain, Inc.	26,464	2,195,189
Lamar Advertising Co., Class A(c)	8,096	1,024,792
Omega Healthcare Investors, Inc.	47,163	2,091,207
Prologis, Inc.(c)	41,814	5,337,975
Ryman Hospitality Properties, Inc.(c)	11,316	1,070,720
Simon Property Group, Inc.	15,050	2,785,905
Tanger, Inc.(c)	29,157	972,969
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Global Real Estate Fund

Shares		Value
United States–(continued)
UDR, Inc.	36,391	$1,334,822
Ventas, Inc.	9,755	754,842
Vornado Realty Trust	28,734	956,268
W.P. Carey, Inc.(c)	33,898	2,181,675
Welltower, Inc.	31,519	5,850,242
		59,375,512
Total Common Stocks & Other Equity Interests (Cost $85,311,758)		94,645,865
Money Market Funds–0.80%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	266,114	266,114
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	494,213	494,213
Total Money Market Funds (Cost $760,327)		760,327
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.12% (Cost $86,072,085)		95,406,192
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–15.81%
Invesco Private Government Fund, 3.74%(d)(e)(f)	4,202,177	$4,202,177
Invesco Private Prime Fund, 3.88%(d)(e)(f)	10,857,349	10,860,606
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,062,783)		15,062,783
TOTAL INVESTMENTS IN SECURITIES—115.93% (Cost $101,134,868)		110,468,975
OTHER ASSETS LESS LIABILITIES–(15.93)%		(15,175,532)
NET ASSETS–100.00%		$95,293,443
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
December 31, 2025 was $619,613, which represented less than 1% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1	$8,703,358	$(8,437,245)	$-	$-	$266,114	$16,444
Invesco Treasury Portfolio, Institutional Class	-	16,163,379	(15,669,166)	-	-	494,213	30,266
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,309,448	82,336,294	(81,443,565)	-	-	4,202,177	183,851*
Invesco Private Prime Fund	8,583,529	192,286,598	(190,011,066)	-	1,545	10,860,606	495,422*
Total	$11,892,978	$299,489,629	$(295,561,042)	$-	$1,545	$15,823,110	$725,983

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1K.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Global Real Estate Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $85,311,758)*	$94,645,865
Investments in affiliated money market funds, at value (Cost $15,823,110)	15,823,110
Cash	4,477
Foreign currencies, at value (Cost $32,471)	32,459
Receivable for:
Fund shares sold	49,920
Dividends	375,281
Foreign withholding tax claims	12,041
Investment for trustee deferred compensation and retirement plans	60,660
Other assets	2,583
Total assets	111,006,396
Liabilities:
Payable for:
Fund shares reacquired	505,213
Collateral upon return of securities loaned	15,062,783
Accrued fees to affiliates	45,766
Accrued other operating expenses	35,550
Trustee deferred compensation and retirement plans	63,641
Total liabilities	15,712,953
Net assets applicable to shares outstanding	$95,293,443
Net assets consist of:
Shares of beneficial interest	$100,884,694
Distributable earnings (loss)	(5,591,251)
$95,293,443
Net Assets:
Series I	$68,057,953
Series II	$27,235,490
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	4,806,761
Series II	1,973,939
Series I:
Net asset value per share	$14.16
Series II:
Net asset value per share	$13.80

*	At December 31, 2025, securities with an aggregate value of $14,529,410 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $118,592)	$3,104,035
Dividends from affiliated money market funds (includes net securities lending income of $23,297)	70,007
Foreign withholding tax claims	12,041
Total investment income	3,186,083
Expenses:
Advisory fees	717,394
Administrative services fees	155,276
Custodian fees	13,235
Distribution fees - Series II	64,405
Transfer agent fees	4,765
Trustees’ and officers’ fees and benefits	22,415
Reports to shareholders	10,971
Professional services fees	52,560
Other	1,824
Total expenses	1,042,845
Less: Fees waived and/or expenses reimbursed	(1,283)
Net expenses	1,041,562
Net investment income	2,144,521
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(669,688)
Affiliated investment securities	1,545
Foreign currencies	10,080
(658,063)
Change in net unrealized appreciation of:
Unaffiliated investment securities	5,423,285
Foreign currencies	4,142
5,427,427
Net realized and unrealized gain	4,769,364
Net increase in net assets resulting from operations	$6,913,885
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Global Real Estate Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$2,144,521	$2,189,280
Net realized gain (loss)	(658,063)	(2,232,204)
Change in net unrealized appreciation (depreciation)	5,427,427	(1,828,454)
Net increase (decrease) in net assets resulting from operations	6,913,885	(1,871,378)
Distributions to shareholders from distributable earnings:
Series I	(1,400,790)	(1,877,505)
Series II	(487,296)	(727,782)
Total distributions from distributable earnings	(1,888,086)	(2,605,287)
Share transactions–net:
Series I	(6,502,811)	(12,721,166)
Series II	287,652	(4,228,584)
Net increase (decrease) in net assets resulting from share transactions	(6,215,159)	(16,949,750)
Net increase (decrease) in net assets	(1,189,360)	(21,426,415)
Net assets:
Beginning of year	96,482,803	117,909,218
End of year	$95,293,443	$96,482,803
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Global Real Estate Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$13.39	$0.32	$0.74	$1.06	$(0.29)	$14.16	7.85%	$68,058	1.02%	1.02%	2.31%	77%
Year ended 12/31/24	13.98	0.29	(0.52)	(0.23)	(0.36)	13.39	(1.80)	70,635	1.05	1.05	2.09	101
Year ended 12/31/23	13.04	0.37	0.77	1.14	(0.20)	13.98	9.05	86,407	1.02	1.02	2.79	88
Year ended 12/31/22	17.99	0.25	(4.76)	(4.51)	(0.44)	13.04	(24.94)	83,608	1.02	1.02	1.65	82
Year ended 12/31/21	14.69	0.25	3.51	3.76	(0.46)	17.99	25.71	116,762	0.97	0.97	1.51	95
Series II
Year ended 12/31/25	13.05	0.28	0.72	1.00	(0.25)	13.80	7.61	27,235	1.27	1.27	2.06	77
Year ended 12/31/24	13.65	0.25	(0.51)	(0.26)	(0.34)	13.05	(2.11)	25,848	1.30	1.30	1.84	101
Year ended 12/31/23	12.72	0.33	0.76	1.09	(0.16)	13.65	8.82	31,502	1.27	1.27	2.54	88
Year ended 12/31/22	17.53	0.21	(4.64)	(4.43)	(0.38)	12.72	(25.14)	22,317	1.27	1.27	1.40	82
Year ended 12/31/21	14.33	0.20	3.43	3.63	(0.43)	17.53	25.44	42,896	1.22	1.22	1.26	95

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
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Invesco V.I. Global Real Estate Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is total return through growth of capital and current income.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
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Invesco V.I. Global Real Estate Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Foreign Withholding Taxes – The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to seek to recover a portion of amounts previously withheld. The Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign withholding tax claims on the Statement of Assets and Liabilities. There is no guarantee that the Fund will receive refunds applied for in a timely manner or at all.
As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received by investment companies. Any tax refund payments are reflected as Foreign withholding tax claims in the Statement of Operations, and any related interest is included in Interest income. The Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are reflected on the Statement of Operations as Professional services fees, if any.
G.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
H.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
I.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s
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Invesco V.I. Global Real Estate Fund

long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
K.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $1,919 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
L.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.
Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investments in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer
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Invesco V.I. Global Real Estate Fund

restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
To the extent the Fund invests in emerging markets, emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets.
The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.75%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $1,283.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $13,203 for accounting and fund administrative services and was reimbursed $142,073 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $3,050 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
10
Invesco V.I. Global Real Estate Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$—	$6,277,422	$—	$6,277,422
Belgium	—	1,368,118	—	1,368,118
Canada	1,591,594	—	—	1,591,594
France	—	1,998,370	—	1,998,370
Germany	—	2,109,696	—	2,109,696
Hong Kong	—	3,000,767	—	3,000,767
Japan	—	9,230,293	—	9,230,293
Netherlands	—	394,529	—	394,529
Singapore	—	2,639,259	—	2,639,259
Spain	—	509,824	—	509,824
Sweden	—	1,627,958	—	1,627,958
Switzerland	—	1,230,507	—	1,230,507
United Kingdom	—	3,292,016	—	3,292,016
United States	59,375,512	—	—	59,375,512
Money Market Funds	760,327	15,062,783	—	15,823,110
Total Investments	$61,727,433	$48,741,542	$—	$110,468,975
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$1,888,086	$2,605,287

*	Includes short-term capital gain distributions, if any.

11
Invesco V.I. Global Real Estate Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$3,140,162
Net unrealized appreciation — investments	8,104,069
Net unrealized appreciation — foreign currencies	1,013
Temporary book/tax differences	(202,420)
Capital loss carryforward	(16,634,075)
Shares of beneficial interest	100,884,694
Total net assets	$95,293,443
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, passive foreign investment companies and partnerships.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of December 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$9,736,619	$6,897,456	$16,634,075
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $72,975,414 and $78,448,594, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,767,719
Aggregate unrealized (depreciation) of investments	(2,663,650)
Net unrealized appreciation of investments	$8,104,069
Cost of investments for tax purposes is $102,364,906.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of partnerships, passive foreign investment companies and REITs, on December 31, 2025, undistributed net investment income was increased by $234,850, undistributed net realized gain (loss) was decreased by $237,601 and shares of beneficial interest was increased by $2,751. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	763,714	$10,584,593	934,397	$12,948,471
Series II	1,028,251	14,013,635	527,111	7,018,015
Issued as reinvestment of dividends:
Series I	96,740	1,400,790	130,382	1,877,505
Series II	34,511	487,296	51,836	727,782
12
Invesco V.I. Global Real Estate Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,329,694)	$(18,488,194)	(1,968,112)	$(27,547,142)
Series II	(1,069,500)	(14,213,279)	(906,457)	(11,974,381)
Net increase (decrease) in share activity	(475,978)	$(6,215,159)	(1,230,843)	$(16,949,750)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco V.I. Global Real Estate Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Global Real Estate Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco V.I. Global Real Estate Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
15
Invesco V.I. Global Real Estate Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
16
Invesco V.I. Global Real Estate Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Global Strategic Income Fund

2	Consolidated Schedule of Investments
25	Consolidated Financial Statements
28	Consolidated Financial Highlights
29	Notes to Consolidated Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Tax Information
42	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
O-VIGLSI-NCSR

Consolidated Schedule of Investments
December 31, 2025

Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–29.51%
Argentina–0.73%
Argentine Republic Government International Bond,
0.75%, 07/09/2030(a)	$1,411,200	$1,203,048
3.50%, 07/09/2041(a)	2,100,000	1,458,450
Vista Energy Argentina S.A.U., 7.63%, 12/10/2035(b)	700,000	700,371
YPF S.A., 8.75%, 09/11/2031(b)	1,274,000	1,320,250
		4,682,119
Belgium–0.25%
Telenet Finance Luxembourg Notes S.a.r.l., 5.50%, 03/01/2028(b)	1,600,000	1,595,853
Brazil–0.93%
Arcos Dorados B.V., 6.38%, 01/29/2032(b)	1,410,000	1,495,841
Minerva (Luxembourg) S.A., 8.88%, 09/13/2033(b)	700,000	765,738
Petrobras Global Finance B.V., 6.50%, 07/03/2033(c)	700,000	722,208
Sitios Latinoamerica S.A.B. de C.V., 5.38%, 04/04/2032(b)	2,024,000	2,034,628
Vale Overseas Ltd., 6.00%, 02/25/2056(b)(d)	980,000	981,274
		5,999,689
Canada–2.37%
Bell Canada, 6.88%, 09/15/2055(d)	893,000	925,039
Brookfield Infrastructure Finance ULC, 6.75%, 03/15/2055(d)	769,000	778,617
Constellation Software, Inc., 5.16%, 02/16/2029(b)(c)	526,000	536,697
Element Fleet Management Corp.,
5.64%, 03/13/2027(b)	2,738,000	2,785,819
6.32%, 12/04/2028(b)	1,426,000	1,504,592
Enbridge, Inc., 7.38%, 01/15/2083(c)(d)	2,857,000	2,945,104
New Gold, Inc., 6.88%, 04/01/2032(b)	477,000	508,514
Northriver Midstream Finance L.P., 6.75%, 07/15/2032(b)	232,000	236,586
RB Global Holdings, Inc.,
6.75%, 03/15/2028(b)	343,000	351,198
7.75%, 03/15/2031(b)	103,000	107,812
Rogers Communications, Inc., 7.00%, 04/15/2055(c)(d)	852,000	891,964
South Bow Canadian Infrastructure Holdings Ltd., 7.63%, 03/01/2055(d)	1,481,000	1,549,314
TELUS Corp., 6.38%, 06/09/2056(d)	806,000	807,680
Transcanada Trust, Series 16-A, 5.88%, 08/15/2076(d)	1,391,000	1,397,968
		15,326,904
Principal Amount		Value
Cayman Islands–0.05%
Global Aircraft Leasing Co. Ltd., 8.75%, 09/01/2027(b)	$331,000	$343,677
Chile–0.60%
Banco de Credito e Inversiones S.A., 8.75%(b)(d)(e)	775,000	838,445
Banco del Estado de Chile, 7.95%(b)(d)(e)	426,000	452,806
Chile Electricity Lux MPC II S.a.r.l., 5.58%, 10/20/2035(b)	659,816	677,179
Sociedad Quimica y Minera de Chile S.A., 5.50%, 09/10/2034(b)	1,905,000	1,932,204
		3,900,634
China–0.11%
Prosus N.V., 3.68%, 01/21/2030(b)	700,000	672,313
Colombia–0.46%
Colombia Government International Bond, 4.50%, 01/28/2026	720,000	719,280
Ecopetrol S.A.,
8.63%, 01/19/2029	1,400,000	1,501,496
7.75%, 02/01/2032	750,000	772,807
		2,993,583
Dominican Republic–0.27%
Aeropuertos Dominicanos Siglo XXI S.A., 7.00%, 06/30/2034(b)	925,000	975,824
Dominican Republic International Bond,
4.50%, 01/30/2030(b)	305,000	298,595
4.88%, 09/23/2032(b)	500,000	482,350
		1,756,769
Egypt–0.19%
Egypt Government International Bond, 8.63%, 02/04/2030(b)	1,095,000	1,218,189
France–0.36%
Electricite de France S.A., 9.13%(b)(d)(e)	1,001,000	1,168,056
Forvia SE, 8.00%, 06/15/2030(b)	212,000	227,431
Iliad Holding S.A.S.,
7.00%, 10/15/2028(b)	17,000	17,226
8.50%, 04/15/2031(b)	550,000	592,295
7.00%, 04/15/2032(b)	33,000	34,053
Opal Bidco SAS, 6.50%, 03/31/2032(b)	280,000	286,977
		2,326,038
Germany–0.31%
Bayer US Finance LLC, 6.13%, 11/21/2026(b)	1,745,000	1,770,561
Cerdia Finanz GmbH, 9.38%, 10/03/2031(b)	246,000	255,533
		2,026,094
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Global Strategic Income Fund

Principal Amount		Value
Greece–0.04%
Danaos Corp., 6.88%, 10/15/2032(b)	$268,000	$277,389
Guatemala–0.09%
Energuate Trust 2.0, 6.35%, 09/15/2035(b)	560,000	560,302
Hong Kong–0.03%
Melco Resorts Finance Ltd., 6.50%, 09/24/2033(b)	200,000	200,692
India–0.93%
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/2027(b)	1,800,000	1,769,874
Muthoot Finance Ltd.,
7.13%, 02/14/2028(b)	1,350,000	1,382,049
6.38%, 04/23/2029(b)	2,800,000	2,844,516
		5,996,439
Ireland–0.30%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.95%, 03/10/2055(d)	450,000	472,068
BB Blue Financing DAC, Series A1, 4.40%, 09/20/2037	750,000	732,986
GGAM Finance Ltd., 6.88%, 04/15/2029(b)	471,000	489,692
TrueNoord Capital DAC, 8.75%, 03/01/2030(b)	220,000	233,369
		1,928,115
Italy–0.12%
FiberCop S.p.A.,
6.00%, 09/30/2034(b)	300,000	285,703
7.20%, 07/18/2036(b)	275,000	274,381
Telecom Italia Capital S.A., 6.38%, 11/15/2033	229,000	241,114
		801,198
Japan–0.04%
Kioxia Holdings Corp., 6.63%, 07/24/2033(b)	250,000	260,194
Macau–0.36%
MGM China Holdings Ltd.,
5.88%, 05/15/2026(b)	250,000	250,153
4.75%, 02/01/2027(b)	1,240,000	1,235,573
Studio City Finance Ltd., 5.00%, 01/15/2029(b)(c)	323,000	312,166
Wynn Macau Ltd., 6.75%, 02/15/2034(b)	490,000	496,747
		2,294,639
Mexico–1.09%
Banco Mercantil del Norte S.A., 8.38%(b)(d)(e)	650,000	691,813
BBVA Bancomer S.A., 7.63%, 02/11/2035(b)(d)	750,000	789,375
CEMEX S.A.B. de C.V., 5.13%(b)(d)(e)	965,000	965,485
FIEMEX Energia - Banco Actinver S.A. Institucion de Banca Multiple, 7.25%, 01/31/2041(b)	940,982	990,647
Principal Amount		Value
Mexico–(continued)
Mexico Government International Bond, Series 10, 5.63%, 09/22/2035	$200,000	$197,500
Nemak S.A.B. de C.V., 3.63%, 06/28/2031(b)	1,195,000	1,037,083
Petroleos Mexicanos,
8.75%, 06/02/2029	2,100,000	2,252,715
6.63%, 06/15/2035	120,000	113,948
		7,038,566
Panama–0.11%
Telecomunicaciones Digitales S.A., 4.50%, 01/30/2030(b)	750,000	714,416
Peru–0.23%
Compania de Minas Buenaventura S.A.A., 6.80%, 02/04/2032(b)	895,000	933,154
Orazul Energy Peru S.A., 6.25%, 09/17/2032(b)	512,000	520,966
		1,454,120
Serbia–0.11%
Telecommunications Co. Telekom Srbija AD Belgrade, 7.00%, 10/28/2029(b)	730,000	731,280
Spain–0.22%
Repsol E&P Capital Markets US LLC,
4.81%, 09/16/2028(b)	525,000	530,031
5.20%, 09/16/2030(b)(c)	541,000	548,923
5.98%, 09/16/2035(b)(c)	350,000	357,100
		1,436,054
Switzerland–0.56%
Argentum Netherlands B.V. for Swiss Re Ltd., 5.63%, 08/15/2052(b)(d)	207,000	209,477
Credit Suisse Group AG, 6.25%(b)(d)(e)(f)(g)	3,015,000	858,521
Zurich Finance Ireland Designated Activity Co., 3.00%, 04/19/2051(b)(d)	2,800,000	2,546,240
		3,614,238
Thailand–0.09%
GC Treasury Center Co. Ltd., 6.50%(b)(d)(e)	569,000	576,553
Turkey–0.11%
Akbank Turk A.S., 7.88%, 09/04/2035(b)(d)	700,000	723,745
United Kingdom–2.16%
Aberdeen Group PLC, 4.25%, 06/30/2028(b)	675,000	664,973
B.A.T. Capital Corp., 6.00%, 02/20/2034(c)	1,048,000	1,122,543
Barclays Bank PLC, 6.28%(d)(e)	3,470,000	3,671,260
Beazley Insurance DAC, 5.50%, 09/10/2029(b)	1,120,000	1,138,109
British Telecommunications PLC, 4.25%, 11/23/2081(b)(d)	4,150,000	4,115,413
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Global Strategic Income Fund

Principal Amount		Value
United Kingdom–(continued)
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC, 6.38%, 02/15/2032(b)	$280,000	$281,068
Hiscox Ltd., 7.00%, 06/11/2036(b)(d)	700,000	753,938
M&G PLC, 6.50%, 10/20/2048(b)(d)	375,000	390,391
Virgin Media Secured Finance PLC, 5.50%, 05/15/2029(b)	630,000	621,055
VMED 02 UK Financing I PLC, 6.75%, 01/15/2033(b)	100,000	99,229
Vodafone Group PLC, 4.13%, 06/04/2081(d)	539,000	504,646
Weir Group, Inc., 5.35%, 05/06/2030(b)	569,000	584,892
		13,947,517
United States–16.04%
1261229 BC Ltd., 10.00%, 04/15/2032(b)	200,000	208,153
Acrisure LLC/Acrisure Finance, Inc., 7.50%, 11/06/2030(b)	342,000	357,550
AECOM, 6.00%, 08/01/2033(b)	234,000	239,951
AES Corp. (The), 7.60%, 01/15/2055(d)	2,003,000	2,041,263
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029(b)	220,000	230,601
Air Lease Corp., Series B, 4.65%(d)(e)	368,000	365,584
Aircastle Ltd., 5.25%(b)(d)(e)	465,000	465,946
Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer, 7.00%, 01/15/2031(b)	362,000	375,816
Allison Transmission, Inc.,
3.75%, 01/30/2031(b)	522,000	491,884
5.88%, 12/01/2033(b)	122,000	123,838
AMC Networks, Inc., 10.50%, 07/15/2032(b)	45,000	49,755
American Airlines, Inc./AAdvantage Loyalty IP Ltd.,
5.50%, 04/20/2026(b)	468,333	469,243
5.75%, 04/20/2029(b)	449,000	457,506
American Axle & Manufacturing, Inc., 7.75%, 10/15/2033(b)	244,000	248,670
Amneal Pharmaceuticals LLC, 6.88%, 08/01/2032(b)	257,000	271,793
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
6.63%, 02/01/2032(b)	233,000	241,311
5.75%, 07/01/2034(b)	233,000	234,875
AP Grange Holdings LLC,
6.50%, 03/20/2045(b)	195,000	204,928
6.50%, 03/20/2045	14,956	14,956
Ares Capital Corp., 5.88%, 03/01/2029(c)	1,915,000	1,965,060
Asurion LLC and Asurion Co-Issuer, Inc., 8.00%, 12/31/2032(b)	241,000	250,188
Bausch Health Cos., Inc., 11.00%, 09/30/2028(b)	73,000	75,673
Beignet Investor LLC, 6.58%, 05/30/2049(b)	112,000	118,430
Principal Amount		Value
United States–(continued)
Berry Global, Inc., 5.65%, 01/15/2034(c)	$767,000	$799,582
BP Capital Markets PLC, 4.88%(d)(e)	435,000	433,090
Brink’s Co. (The), 6.75%, 06/15/2032(b)(c)	458,000	479,476
Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 02/01/2032(b)	239,000	244,098
Carriage Services, Inc., 4.25%, 05/15/2029(b)(c)	387,000	374,169
Carvana Co., 0.00% PIK Rate, 9.00% Cash Rate, 06/01/2031(b)(h)	230,850	260,655
Caturus Energy LLC, 8.50%, 02/15/2030(b)	236,000	245,963
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.38%, 06/01/2029(b)	152,000	150,389
4.75%, 03/01/2030(b)(c)	1,440,000	1,376,163
4.50%, 08/15/2030(b)(c)	1,440,000	1,356,727
4.75%, 02/01/2032(b)(c)	320,000	292,698
4.50%, 05/01/2032	291,000	261,371
4.50%, 06/01/2033(b)	275,000	241,037
4.25%, 01/15/2034(b)	305,000	259,623
Celanese US Holdings LLC,
7.20%, 11/15/2033	225,000	237,891
7.38%, 02/15/2034	63,000	64,047
CenterPoint Energy, Inc., 6.70%, 05/15/2055(d)	3,029,000	3,121,424
Charles Schwab Corp. (The), 6.20%, 11/17/2029(d)	1,543,000	1,632,596
CHC Group LLC, 11.75%, 09/01/2030(b)	112,000	105,377
Cheniere Energy, Inc., 5.65%, 04/15/2034	773,000	802,255
Cipher Compute LLC, 7.13%, 11/15/2030(b)	235,000	239,637
Clarios Global L.P./Clarios US Finance Co.,
6.75%, 02/15/2030(b)	297,000	310,828
6.75%, 09/15/2032(b)	50,000	51,879
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)(c)	383,000	362,477
Cleveland-Cliffs, Inc.,
6.88%, 11/01/2029(b)	51,000	52,856
7.00%, 03/15/2032(b)	185,000	189,856
Cloud Software Group, Inc.,
9.00%, 09/30/2029(b)	130,000	135,486
8.25%, 06/30/2032(b)	212,000	221,665
Clydesdale Acquisition Holdings, Inc.,
8.75%, 04/15/2030(b)	118,000	120,054
6.75%, 04/15/2032(b)	117,000	120,387
CMS Energy Corp., 6.50%, 06/01/2055(d)	2,629,000	2,704,820
Community Health Systems, Inc.,
5.25%, 05/15/2030(b)	128,000	120,447
4.75%, 02/15/2031(b)	135,000	120,361
Comstock Resources, Inc., 6.75%, 03/01/2029(b)	244,000	244,709
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Global Strategic Income Fund

Principal Amount		Value
United States–(continued)
CoreWeave, Inc.,
9.25%, 06/01/2030(b)	$46,000	$42,817
9.00%, 02/01/2031(b)	78,000	71,586
Conv., 1.75%, 12/01/2031(b)	80,000	75,900
Cougar JV Subsidiary LLC, 8.00%, 05/15/2032(b)	236,000	253,183
Cousins Properties L.P., 5.25%, 07/15/2030	1,184,000	1,216,117
CVS Health Corp., 6.75%, 12/10/2054(c)(d)	425,000	444,091
DaVita, Inc.,
6.88%, 09/01/2032(b)	113,000	117,697
6.75%, 07/15/2033(b)	118,000	122,445
Dell International LLC/EMC Corp., 6.20%, 07/15/2030	2,485,000	2,657,358
Directv Financing LLC, 8.88%, 02/01/2030(b)	61,000	61,796
Directv Financing LLC/Directv Financing Co-Obligor, Inc.,
5.88%, 08/15/2027(b)	49,000	49,315
10.00%, 02/15/2031(b)	31,000	31,701
Discovery Communications LLC, 4.13%, 05/15/2029	253,000	244,697
Diversified Healthcare Trust, 7.25%, 10/15/2030(b)	100,000	102,374
Endo Finance Holdings, Inc., 8.50%, 04/15/2031(b)	231,000	244,442
Energy Transfer L.P.,
8.00%, 05/15/2054(d)	802,000	856,745
7.13%, 10/01/2054(d)	4,148,000	4,259,092
EnerSys,
4.38%, 12/15/2027(b)	245,000	244,145
6.63%, 01/15/2032(b)	113,000	117,738
Enpro, Inc., 6.13%, 06/01/2033(b)	468,000	484,097
Entergy Corp., 7.13%, 12/01/2054(d)	2,010,000	2,111,833
ESAB Corp., 6.25%, 04/15/2029(b)	344,000	354,137
Excelerate Energy L.P., 8.00%, 05/15/2030(b)	226,000	239,618
EZCORP, Inc., 7.38%, 04/01/2032(b)(c)	449,000	477,493
FirstCash, Inc., 6.88%, 03/01/2032(b)	334,000	347,845
FMC Corp., 3.45%, 10/01/2029	50,000	44,379
Freedom Mortgage Holdings LLC, 8.38%, 04/01/2032(b)	121,000	127,466
General Motors Co., 6.80%, 10/01/2027	2,867,000	2,985,912
Genesis Energy L.P./Genesis Energy Finance Corp.,
8.88%, 04/15/2030	59,000	62,354
7.88%, 05/15/2032	106,000	110,572
8.00%, 05/15/2033	171,000	177,639
Getty Images, Inc., 10.50%, 11/15/2030(b)	63,000	63,568
GFL Environmental, Inc., 4.00%, 08/01/2028(b)	497,000	490,501
Global Partners L.P./GLP Finance Corp., 7.13%, 07/01/2033(b)	240,000	245,316
Gray Media, Inc., 9.63%, 07/15/2032(b)	65,000	67,504
Principal Amount		Value
United States–(continued)
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	$241,000	$236,174
Greystar Real Estate Partners LLC, 7.75%, 09/01/2030(b)	107,000	112,864
Group 1 Automotive, Inc.,
4.00%, 08/15/2028(b)	254,000	249,140
6.38%, 01/15/2030(b)	238,000	245,347
HA Sustainable Infrastructure Capital, Inc., 8.00%, 06/01/2056(d)	236,000	247,229
Hawaiian Electric Co., Inc., 6.00%, 10/01/2033(b)(c)	362,000	367,214
Hilcorp Energy I L.P./Hilcorp Finance Co., 8.38%, 11/01/2033(b)	221,000	226,616
Hilton Domestic Operating Co., Inc., 5.88%, 03/15/2033(b)	473,000	488,427
HUB International Ltd., 7.25%, 06/15/2030(b)	344,000	361,365
Hyundai Capital America, 4.90%, 06/23/2028(b)	2,867,000	2,912,572
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032(b)	116,000	110,810
Iron Mountain, Inc.,
7.00%, 02/15/2029(b)	211,000	216,877
4.50%, 02/15/2031(b)	262,000	249,939
J.M. Smucker Co. (The), 5.90%, 11/15/2028	1,352,000	1,416,989
Jane Street Group/JSG Finance, Inc.,
6.13%, 11/01/2032(b)	357,000	363,508
6.75%, 05/01/2033(b)	228,000	238,136
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	200,000	192,708
L3Harris Technologies, Inc., 5.40%, 01/15/2027	1,195,000	1,212,652
Lamar Media Corp.,
4.88%, 01/15/2029	735,000	735,543
5.38%, 11/01/2033(b)	225,000	223,807
LCM Investments Holdings II LLC, 8.25%, 08/01/2031(b)	229,000	242,350
Level 3 Financing, Inc.,
6.88%, 06/30/2033(b)	299,000	306,205
7.00%, 03/31/2034(b)	273,500	282,080
8.50%, 01/15/2036(b)	105,000	107,660
Lithia Motors, Inc.,
5.50%, 10/01/2030(b)	114,000	114,861
4.38%, 01/15/2031(b)	263,000	252,946
Lumen Technologies, Inc., 10.00%, 10/15/2032(b)	46,000	46,288
Mars, Inc., 4.80%, 03/01/2030(b)(c)	511,000	522,327
Mattel, Inc., 6.20%, 10/01/2040	693,000	701,373
Medline Borrower L.P.,
3.88%, 04/01/2029(b)	249,000	243,274
5.25%, 10/01/2029(b)	236,000	237,415
MPT Operating Partnership L.P./MPT Finance Corp., 8.50%, 02/15/2032(b)	44,000	47,022
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Global Strategic Income Fund

Principal Amount		Value
United States–(continued)
Nationstar Mortgage Holdings, Inc.,
6.50%, 08/01/2029(b)	$215,000	$219,583
7.13%, 02/01/2032(b)	232,000	237,238
Navient Corp.,
5.00%, 03/15/2027	182,000	182,515
9.38%, 07/25/2030	81,000	90,086
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	244,000	240,549
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(b)	235,000	235,583
Newell Brands, Inc.,
6.63%, 09/15/2029	110,000	109,752
6.38%, 05/15/2030	250,000	244,468
NextEra Energy Capital Holdings, Inc., 6.75%, 06/15/2054(c)(d)	1,796,000	1,918,335
Nissan Motor Acceptance Co. LLC, 7.05%, 09/15/2028(b)	360,000	373,646
NRG Energy, Inc., 6.00%, 01/15/2036(b)	367,000	372,053
OneMain Finance Corp.,
6.63%, 05/15/2029	109,000	113,032
4.00%, 09/15/2030	108,000	101,636
6.75%, 03/15/2032	109,000	112,070
7.13%, 09/15/2032	148,000	153,945
ONEOK, Inc.,
5.55%, 11/01/2026	1,185,000	1,198,198
6.63%, 09/01/2053	1,487,000	1,558,898
PennyMac Financial Services, Inc., 4.25%, 02/15/2029(b)	116,000	113,915
Penske Truck Leasing Co. L.P./PTL Finance Corp., 6.05%, 08/01/2028(b)	2,867,000	2,990,400
PetSmart LLC/PetSmart Finance Corp., 7.50%, 09/15/2032(b)	275,000	280,195
Phinia, Inc.,
6.75%, 04/15/2029(b)	105,000	108,804
6.63%, 10/15/2032(b)	129,000	134,058
PNC Financial Services Group, Inc. (The), 6.62%, 10/20/2027(d)	2,128,000	2,171,015
Provident Funding Associates L.P./PFG Finance Corp., 9.75%, 09/15/2029(b)	331,000	349,375
Reinsurance Group of America, Inc., 6.65%, 09/15/2055(c)(d)	305,000	316,333
RHP Hotel Properties L.P./RHP Finance Corp., 6.50%, 06/15/2033(b)	232,000	242,108
RLJ Lodging Trust L.P., 4.00%, 09/15/2029(b)(c)	255,000	242,074
Rocket Cos., Inc., 6.13%, 08/01/2030(b)	235,000	243,050
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	365,000	359,580
Saks Global Enterprises LLC, 11.00%, 12/15/2029(b)	156,450	10,952
Seagate Data Storage Technology Pte. Ltd.,
4.13%, 01/15/2031(b)	376,000	359,071
9.63%, 12/01/2032(b)	531,200	603,354
Sempra,
4.13%, 04/01/2052(d)	4,158,000	4,089,734
6.38%, 04/01/2056(d)	812,000	830,193
Principal Amount		Value
United States–(continued)
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	$262,000	$246,033
SGUS LLC, 11.00%, 12/15/2029(b)	59,550	22,331
Sinclair Television Group, Inc., 8.13%, 02/15/2033(b)	46,000	48,076
Solventum Corp., 5.45%, 02/25/2027	656,000	665,698
Southern Co. (The),
Series B, 4.00%, 01/15/2051(d)	3,126,000	3,136,052
Series 21-A, 3.75%, 09/15/2051(d)	2,020,000	1,998,943
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	275,000	275,430
Starz Capital Holdings 1, Inc., 6.00%, 04/15/2030(b)	323,000	309,676
State Street Corp.,
Series I, 6.70%(c)(d)(e)	1,270,000	1,325,984
6.45%(d)(e)	2,867,000	2,972,460
Summit Midstream Holdings LLC, 8.63%, 10/31/2029(b)	232,000	240,718
Sunoco L.P.,
5.63%, 03/15/2031(b)	37,000	37,290
6.25%, 07/01/2033(b)	164,000	168,073
5.88%, 03/15/2034(b)	201,000	201,077
7.88%(b)(d)(e)	71,000	72,991
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	245,000	254,139
Tenet Healthcare Corp.,
6.75%, 05/15/2031	337,000	350,834
5.50%, 11/15/2032(b)	100,000	101,436
6.00%, 11/15/2033(b)	20,000	20,604
Tidewater, Inc., 9.13%, 07/15/2030(b)	223,000	239,446
TransDigm, Inc.,
6.75%, 08/15/2028(b)	1,528,000	1,556,827
6.38%, 03/01/2029(b)	280,000	289,105
6.00%, 01/15/2033(b)	306,000	313,430
Transocean International Ltd., 7.88%, 10/15/2032(b)	244,000	255,989
U.S. International Development Finance Corp., Series 4, 3.13%, 04/15/2028	480,000	472,530
United AirLines, Inc., 4.38%, 04/15/2026(b)	1,391,000	1,390,097
Uniti Group L.P./Uniti Group Finance 2019, Inc./CSL Capital LLC, 8.63%, 06/15/2032(b)	40,000	39,434
Univision Communications, Inc.,
8.00%, 08/15/2028(b)	127,000	131,628
9.38%, 08/01/2032(b)	97,000	104,326
Vail Resorts, Inc., 5.63%, 07/15/2030(b)	236,000	240,662
Venture Global LNG, Inc.,
9.88%, 02/01/2032(b)(c)	337,000	348,356
9.00%(b)(c)(d)(e)	128,000	101,179
Venture Global Plaquemines LNG LLC,
6.13%, 12/15/2030(b)	100,000	101,892
6.50%, 01/15/2034(b)	90,000	92,228
6.75%, 01/15/2036(b)	251,000	257,215
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value
United States–(continued)
Versant Media Group, Inc., 7.25%, 01/30/2031(b)		$238,000	$245,677
Viatris, Inc., 3.85%, 06/22/2040		746,000	572,959
Viking Cruises Ltd., 5.88%, 10/15/2033(b)		355,000	360,663
Vistra Corp.,
Series C, 8.88%(b)(d)(e)		124,000	137,142
8.00%(b)(d)(e)		119,000	122,452
Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)		315,000	315,285
5.00%, 07/31/2027(b)		78,000	78,456
7.75%, 10/15/2031(b)		250,000	264,912
6.88%, 04/15/2032(b)		263,000	277,173
VoltaGrid LLC, 7.38%, 11/01/2030(b)		239,000	236,904
Voyager Parent LLC, 9.25%, 07/01/2032(b)		219,000	232,519
Walker & Dunlop, Inc., 6.63%, 04/01/2033(b)		232,000	239,135
WarnerMedia Holdings, Inc.,
4.28%, 03/15/2032		71,000	62,414
5.05%, 03/15/2042		167,000	117,944
5.14%, 03/15/2052		69,000	45,633
Whirlpool Corp., 4.75%, 02/26/2029		240,000	237,368
Windstream Services LLC, 7.50%, 10/15/2033(b)		210,000	215,451
WULF Compute LLC, 7.75%, 10/15/2030(b)		232,000	239,194
			103,641,526
Uzbekistan–0.25%
Navoi Mining & Metallurgical Combinat,
6.70%, 10/17/2028(b)		620,000	642,567
6.75%, 05/14/2030(b)		938,000	982,209
			1,624,776
Total U.S. Dollar Denominated Bonds & Notes (Cost $189,480,912)			190,663,621

Non-U.S. Dollar Denominated Bonds & Notes–22.72%(i)
Argentina–0.46%
Argentina Treasury Bond, 29.50%, 04/27/2027(j)	ARS	4,015,000,000	2,970,834
Australia–1.24%
Queensland Treasury Corp., 5.25%, 08/13/2038(b)	AUD	4,700,000	3,020,838
Treasury Corporation of Victoria, 5.50%, 11/17/2026	AUD	7,395,000	4,998,716
			8,019,554
Brazil–6.29%
Brazil Notas do Tesouro Nacional,
Class NTNF, 10.00%, 01/01/2031	BRL	206,000,000	33,036,300
Series B, 6.00%, 05/15/2055	BRL	10,490,000	7,614,262
			40,650,562
	Principal Amount		Value
Canada–0.80%
Province of Ontario, 5.85%, 03/08/2033	CAD	6,200,000	$5,179,172
Czech Republic–0.23%
CPI Property Group S.A., 4.88%(b)(d)(e)	EUR	1,300,000	1,458,474
France–1.84%
BNP Paribas S.A., 2.00%, 05/24/2031(b)(d)	GBP	2,700,000	3,603,678
BPCE S.A., 5.13%, 01/25/2035(b)(d)	EUR	3,300,000	4,076,619
CMA CGM S.A., 4.88%, 01/15/2032(b)	EUR	200,000	229,743
Electricite de France S.A.,
7.50%(b)(d)(e)	EUR	800,000	1,025,536
7.38%(b)(d)(e)	GBP	1,300,000	1,801,829
4.38%(b)(d)(e)	EUR	1,000,000	1,164,637
			11,902,042
Germany–0.10%
Volkswagen International Finance N.V., 4.63%(b)(d)(e)	EUR	560,000	660,049
Greece–0.13%
Eurobank S.A., 5.88%, 11/28/2029(b)(d)	EUR	675,000	856,289
India–0.46%
India Government Bond, 7.09%, 08/05/2054	INR	275,000,000	2,986,242
Ivory Coast–0.18%
Ivory Coast Government International Bond, 5.25%, 03/22/2030(b)	EUR	1,000,000	1,183,900
Luxembourg–0.04%
ION Platform Finance S.a.r.l., 6.88%, 09/30/2032(b)	EUR	200,000	225,171
Mexico–5.76%
Mexican Bonos, Series M, 8.50%, 02/28/2030	MXN	514,000,000	28,635,818
Mexican Udibonos, Series S, 4.00%, 08/30/2029	MXN	155,976,966	8,596,700
			37,232,518
Netherlands–0.05%
Sunrise FinCo I B.V., 4.63%, 05/15/2032(Acquired 05/21/2025-05/28/2025; Cost $283,713)(b)(k)	EUR	250,000	297,334
South Africa–2.51%
Republic of South Africa Government Bond,
Series 2040, 9.00%, 01/31/2040	ZAR	135,000,000	8,174,242
Series 2048, 8.75%, 02/28/2048	ZAR	138,090,000	8,019,964
			16,194,206
Spain–1.18%
Banco Bilbao Vizcaya Argentaria S.A., 6.00%(b)(d)(e)	EUR	3,400,000	4,006,152
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value
Spain–(continued)
Telefonica Europe, B.V.,
7.13%(b)(d)(e)	EUR	1,400,000	$1,783,771
6.75%(b)(d)(e)	EUR	1,400,000	1,822,015
			7,611,938
Supranational–0.10%
African Development Bank, 0.00%, 01/17/2050(l)	ZAR	78,000,000	570,560
International Finance Corp., 0.00%, 02/15/2029(b)(l)	TRY	3,700,000	36,775
			607,335
United Kingdom–0.76%
M&G PLC, 5.63%, 10/20/2051(b)(d)	GBP	1,400,000	1,897,676
United Kingdom Gilt, 4.38%, 07/31/2054(b)	GBP	2,570,000	3,037,838
			4,935,514
United States–0.59%
Ford Motor Credit Co. LLC, 6.86%, 06/05/2026	GBP	2,800,000	3,810,859
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $143,782,360)			146,781,993

Asset-Backed Securities–15.66%
Angel Oak Mortgage Trust,
Series 2024-8, Class A3, 5.75%, 05/27/2069(b)		$952,650	958,062
Series 2024-12, Class A2, 5.86%, 10/25/2069(b)		300,695	303,111
Series 2024-12, Class A3, 6.01%, 10/25/2069(b)		484,235	488,102
Series 2025-6, Class A3, 5.92%, 04/25/2070(b)		1,094,493	1,106,486
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(m)		6,063	5,883
Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.52%, 01/15/2051(n)		3,580,672	35,370
BRAVO Residential Funding Trust, Series 2023-NQM7, Class A2, 7.38%, 09/25/2063(b)		1,361,367	1,376,748
CD Mortgage Trust, Series 2017-CD6, Class XA, IO, 0.89%, 11/13/2050(n)		1,608,422	18,550
Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.76%, 01/25/2036(o)		2,860	2,653
Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 0.98%, 10/12/2050(n)		4,550,437	62,523
Citigroup Mortgage Loan Trust,
Series 2006-AR1, Class 1A1, 6.56% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(m)		23,743	23,074
Series 2025-2, Class A10, 6.00%, 02/25/2055(b)(o)		717,941	728,146
Principal Amount		Value

Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A3, 2.82%, 05/25/2035(o)	$107,904	$105,461
COLT Mortgage Loan Trust, Series 2024-INV1, Class A3, 6.48%, 12/25/2068(b)	335,105	337,982
COMM Mortgage Trust, Series 2019-GC44, Class AM, 3.26%, 08/15/2057	1,000,000	936,583
Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	82,266	81,899
Series 2005-J4, Class A7, 5.50%, 11/25/2035	147,722	121,805
CWHEQ Revolving Home Equity Loan Trust, Series 2006-H, Class 2A1A, 6.65% (1 mo. Term SOFR + 0.26%), 11/15/2036(m)	6,197	5,605
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A1, 5.89%, 06/25/2036(o)	17,076	15,782
FREMF Mortgage Trust,
Series 2017-K62, Class B, 3.88%, 01/25/2050(b)(o)	280,000	278,203
Series 2016-K54, Class C, 4.14%, 04/25/2048(b)(o)	1,810,000	1,803,864
Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(b)	325,500	328,583
GCAT Trust, Series 2024-INV3, Class A17, 6.50%, 09/25/2054(b)(o)	152,107	156,274
GS Mortgage-Backed Securities Trust,
Series 2025-HE1, Class A1, 5.42% (30 Day Average SOFR + 1.55%), 10/25/2055(b)(m)	492,566	494,101
Series 2025-HE1, Class M1, 5.92% (30 Day Average SOFR + 2.05%), 10/25/2055(b)(m)	290,000	291,514
Series 2025-NQM3, Class A1, 5.14%, 11/25/2065(b)	1,903,432	1,909,522
Series 2025-NQM4, Class A2, 5.31%, 10/25/2065(b)	749,780	752,535
Series 2025-NQM4, Class A3, 5.46%, 10/25/2065(b)	749,780	752,525
Series 2025-NQM3, Class A2, 5.34%, 11/25/2065(b)	475,858	478,150
GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 5.00%, 07/25/2035(o)	832	802
Hilton Grand Vacations Trust, Series 2025-2A, Class A, 4.54%, 05/25/2044(b)	472,779	475,422
J.P. Morgan Mortgage Trust,
Series 2025-NQM4, Class A2, 5.16%, 03/25/2066(b)	820,484	820,970
Series 2025-NQM4, Class A3, 5.26%, 03/25/2066(b)	820,484	820,178
JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 5.04%, 07/25/2035(o)	5,704	5,681
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
8
Invesco V.I. Global Strategic Income Fund

Principal Amount		Value

JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class B, 4.12%, 11/15/2047(o)	$680,000	$649,376
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Class A3, 4.05% (1 mo. Term SOFR + 0.31%), 08/25/2036(m)	629,815	213,706
Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.85%, 12/15/2050(n)	1,571,138	20,847
Morgan Stanley Residential Mortgage Loan Trust,
Series 2024-NQM5, Class A3, 6.00%, 10/25/2069(b)	717,822	725,139
Series 2025-NQM1, Class A3, 6.14%, 11/25/2069(b)	1,042,346	1,055,980
Series 2024-NQM1, Class A2, 6.41%, 12/25/2068(b)	725,959	734,054
Series 2024-NQM2, Class A3, 6.79%, 05/25/2069(b)	1,217,610	1,234,568
OBX Trust,
Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(b)	267,990	267,789
Series 2022-NQM7, Class A2, 5.70%, 08/25/2062(b)	515,366	515,441
Series 2024-NQM12, Class A1, 5.48%, 07/25/2064(b)	191,774	193,489
Series 2024-NQM12, Class A2, 5.78%, 07/25/2064(b)	434,015	438,920
Series 2024-NQM12, Class A3, 5.83%, 07/25/2064(b)	218,690	220,878
Series 2024-NQM12, Class M1, 5.93%, 07/25/2064(b)(o)	310,000	311,216
Series 2024-NQM18, Class A3, 5.87%, 10/25/2064(b)	882,533	888,331
Series 2025-HE2, Class A1, 5.32% (30 Day Average SOFR + 1.45%), 08/25/2055(b)(m)	1,654,832	1,658,162
PMT Loan Trust,
Series 2025-INV1, Class A7, 6.00%, 01/25/2060(b)(o)	374,929	381,587
Series 2025-INV6, Class A8, 6.00%, 06/25/2056(b)(o)	218,531	222,450
Rate Mortgage Trust,
Series 2024-J3, Class A2, 5.50%, 10/25/2054(b)(o)	365,914	369,653
Series 2025-J2, Class A5, 5.50%, 07/25/2055(b)(o)	1,909,129	1,916,926
RCKT Mortgage Trust,
Series 2025-CES5, Class A1A, 5.69%, 05/25/2055(b)	302,399	306,511
Series 2025-CES5, Class A1B, 5.84%, 05/25/2055(b)	788,866	800,178
Series 2025-CES6, Class A1A, 5.47%, 06/25/2055(b)	444,337	448,922
Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	4,080	3,290
	Principal Amount		Value

SBNA Auto Receivables Trust,
Series 2025-SF1, Class B, 5.12%, 03/17/2031(b)		$69,657	$69,703
Series 2025-SF1, Class C, 5.14%, 04/15/2031(b)		300,000	301,003
Series 2025-SF1, Class D, 5.34%, 09/15/2031(b)		300,000	301,593
Sequoia Mortgage Trust, Series 2025-8, Class A4, 5.50%, 09/25/2055(b)(o)		1,503,261	1,512,790
Sonic Capital LLC, Series 2020- 1A, Class A2I, 3.85%, 01/20/2050(b)		875,667	867,104
Switch ABS Issuer LLC, Series 2025-2A, Class A22, 5.37%, 10/25/2055(b)		1,120,000	1,117,837
UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.09%, 11/15/2050(n)		2,099,628	28,372
Vantage Data Centers Issuer LLC, Series 2025-2A, Class A2, 5.24%, 11/15/2055(b)		980,000	972,456
WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2005-AR16, Class 1A1, 4.37%, 12/25/2035(o)		1,938	1,776
Series 2003-AR10, Class A7, 5.69%, 10/25/2033(o)		10,517	10,160
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 0.82%, 12/15/2050(n)		2,237,469	30,425
Westlake Automobile Receivables Trust, Series 2024-3A, Class D, 5.21%, 04/15/2030(b)		1,500,000	1,519,582
WFRBS Commercial Mortgage Trust, Series 2013-C14, Class AS, 3.49%, 06/15/2046		66,702	65,572
Alba PLC,
Series 2007-1, Class F, 7.14% (SONIA + 3.37%), 03/17/2039(b)(i)(m)	GBP	533,532	667,002
Series 2006-2, Class F, 7.15% (SONIA + 3.37%), 12/15/2038(b)(i)(m)	GBP	370,656	457,535
Auburn 15 PLC,
Series E, 5.79% (SONIA + 2.00%), 07/20/2045(b)(i)(m)	GBP	629,000	834,043
Series F, 6.29% (SONIA + 2.50%), 07/20/2045(b)(i)(m)	GBP	749,000	993,876
Eurosail PLC,
Series 2006-2X, Class E1C, 7.15% (SONIA + 3.37%), 12/15/2044(b)(i)(m)	GBP	1,830,000	2,239,855
Series 2006-4X, Class E1C, 6.91% (SONIA + 3.12%), 12/10/2044(b)(i)(m)	GBP	1,608,336	1,924,700
Series 2006-2X, Class D1A, 2.90% (3 mo. EURIBOR + 0.80%), 12/15/2044(b)(i)(m)	EUR	2,700,000	2,980,052
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
9
Invesco V.I. Global Strategic Income Fund

	Principal Amount		Value

Eurosail-UK NC PLC,
Series 2007-1X, Class D1C, 4.79% (SONIA + 1.01%), 03/13/2045(b)(i)(m)	GBP	750,000	$887,504
Series 2007-1X, Class D1A, 2.94% (3 mo. EURIBOR + 0.84%), 03/13/2045(b)(i)(m)	EUR	1,166,000	1,181,542
Eurosail-UK NP PLC, Series 2007-2X, Class D1A, 2.90% (3 mo. EURIBOR + 0.80%), 03/13/2045(b)(i)(m)	EUR	3,600,000	3,766,927
Great Hall Mortgages No. 1 PLC, Series 2007-2X, Class EB, 5.81% (3 mo. EURIBOR + 3.75%), 06/18/2039(b)(i)(m)	EUR	1,780,000	2,092,256
Jupiter Mortgage No.1 PLC,
Series 1A, Class ER, 7.93% (SONIA + 4.00%), 07/20/2055(b)(i)(m)	GBP	1,379,000	1,861,315
Series 1A, Class FR, 8.93% (SONIA + 5.00%), 07/20/2055(b)(i)(m)	GBP	852,000	1,149,987
Ludgate Funding PLC,
Series 2007-1, Class MA, 4.10% (SONIA + 0.36%), 01/01/2061(b)(i)(m)	GBP	667,478	855,095
Series 2006-1X, Class A2A, 4.13% (SONIA + 0.31%), 12/01/2060(b)(i)(m)	GBP	2,044,587	2,716,869
Mortgage Funding PLC, Series 2008-1, Class B2, 7.10% (SONIA + 3.32%), 03/13/2046(b)(i)(m)	GBP	6,497,463	8,101,258
Newday Funding Master Issuer PLC,
Series 2025-1X, Class E, 0.00% (SONIA + 3.30%), 04/15/2033(b)(i)(l)(m)	GBP	1,510,000	2,054,448
Series 2024-3X, Class E, 7.59% (SONIA + 3.75%), 11/15/2032(b)(i)(m)	GBP	1,005,000	1,371,020
Newgate Funding PLC,
Series 2006-2, Class CB, 2.45% (3 mo. EURIBOR + 0.43%), 12/01/2050(b)(i)(m)	EUR	444,007	484,193
Series 2007-3X, Class CB, 3.60% (3 mo. EURIBOR + 1.50%), 12/15/2050(b)(i)(m)	EUR	300,298	340,021
Pavillion Consumer PLC,
Series 2025-1A, Class C, 0.00% (SONIA + 1.60%), 01/25/2036(b)(i)(l)(m)	GBP	2,800,000	3,774,118
Series 2025-1A, Class D, 0.00% (SONIA + 1.90%), 01/25/2036(b)(i)(l)(m)	GBP	1,400,000	1,883,187
Towd Point Mortgage Funding 2024 - Granite 6 PLC,
Series 2024-GR6X, Class F, 8.43% (SONIA + 4.50%), 07/20/2053(b)(i)(m)	GBP	620,000	836,979
Series 2024-GR6A, Class F, 8.43% (SONIA + 4.50%), 07/20/2053(b)(i)(m)	GBP	950,000	1,282,467
Series 2024-GR6X, Class E, 7.43% (SONIA + 3.50%), 07/20/2053(b)(i)(m)	GBP	885,000	1,198,610
	Principal Amount		Value

Towd Point Mortgage Funding 2024 - Granite 7 PLC, Series 2024-GR7X, Class E, 7.04% (SONIA + 3.25%), 04/20/2051(b)(i)(m)	GBP	690,000	$931,620
Prosil Acquisition S.A., Series 2019-1, Class A, 4.07% (3 mo. EURIBOR + 2.00%), 10/31/2039(b)(i)(m)	EUR	899,682	871,557
SC Germany S.A. Compartment Consumer, Series 2021-1, Class E, 4.74% (1 mo. EURIBOR + 2.80%), 11/14/2035(b)(i)(m)	EUR	2,913,710	3,403,794
Alhambra SME Funding DAC, Series 2019-1, Class D, 11.15% (1 mo. EURIBOR + 9.25%), 11/30/2028(b)(i)(m)	EUR	39,532	43,497
Hera Financing DAC,
Series 2024-1A, Class B, 6.81% (SONIA + 2.95%), 11/17/2034(b)(i)(m)	GBP	1,395,400	1,884,501
Series 2024-1A, Class C, 7.61% (SONIA + 3.75%), 11/17/2034(b)(i)(m)	GBP	797,509	1,074,974
Series 2024-1A, Class A, 5.76% (SONIA + 1.90%), 11/17/2034(b)(i)(m)	GBP	996,164	1,345,679
Last Mile Logistics Pan Euro Finance DAC, Series E, 4.76% (3 mo. EURIBOR + 2.70%), 08/17/2033(b)(i)(m)	EUR	2,420,276	2,842,835
IM Pastor 4, FTA, Series B, 2.23% (3 mo. EURIBOR + 0.19%), 03/22/2044(b)(i)(m)	EUR	1,000,000	847,788
Santander Consumo 8 Fondo de Titulizacion, Series 8E, 6.51% (3 mo. EURIBOR + 4.50%), 01/21/2040(b)(i)(m)	EUR	1,500,000	1,780,151
Fideicomiso Dorrego Y Libertador,
Series 1A, 2.00%, 12/31/2043(g)		$3,144,648	2,987,416
0.00%, 12/31/2043(g)(i)(l)	ARS	33,994,486	22,249
Fideicomiso Financiero Invernea Proteina 2, Serie II, 0.00%, 08/25/2032(g)(i)(l)(o)	ARS	133,500,000	719,971
Total Asset-Backed Securities (Cost $100,872,597)			101,148,826
U.S. Treasury Securities–9.57%
U.S. Treasury Bills–4.78%
3.63 - 4.11%, 05/14/2026(p)(q)(r)		$30,855,326	30,908,644
U.S. Treasury Bonds–4.79%
5.50%, 08/15/2028		30,951,438	30,919,191
Total U.S. Treasury Securities (Cost $61,806,764)			61,827,835

U.S. Government Sponsored Agency Mortgage-Backed Securities–7.04%
Fannie Mae Interest STRIPS,
IO, 6.50%, 04/25/2029 - 07/25/2032(s)		103,648	10,811
6.00%, 12/25/2032 - 08/25/2035(n)(s)		311,777	38,568
5.50%, 01/25/2034 - 06/25/2035(s)		105,553	13,921
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
10
Invesco V.I. Global Strategic Income Fund

Principal Amount		Value

Fannie Mae REMICs,
IO, 2.71% (6.70% - (30 Day Average SOFR + 0.11%)), 10/25/2031 - 05/25/2035(m)(s)	$73,867	$6,554
3.85% (7.90% - (30 Day Average SOFR + 0.11%)), 11/18/2031 - 12/18/2031(m)(s)	9,367	863
3.91% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(m)(s)	1,528	155
3.96% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032(m)(s)	1,633	147
4.11% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032(m)(s)	2,518	248
3.01% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032(m)(s)	9,199	745
3.81% (7.80% - (30 Day Average SOFR + 0.11%)), 04/25/2032(m)(s)	1,237	134
4.01% (8.00% - (30 Day Average SOFR + 0.11%)), 07/25/2032 - 09/25/2032(m)(s)	5,132	525
4.05% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(m)(s)	17,079	1,608
4.26% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 - 05/25/2033(m)(s)	18,212	2,704
7.00%, 03/25/2033 - 04/25/2033(s)	53,950	7,316
3.56% (7.55% - (30 Day Average SOFR + 0.11%)), 10/25/2033(m)(s)	73,189	8,558
2.06% (6.05% - (30 Day Average SOFR + 0.11%)), 03/25/2035 - 07/25/2038(m)(s)	90,605	7,917
2.76% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035 - 05/25/2035(m)(s)	53,738	2,067
2.61% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(m)(s)	41,544	1,993
3.24% (7.23% - (30 Day Average SOFR + 0.11%)), 09/25/2036(m)(s)	76,934	4,119
2.55% (6.54% - (30 Day Average SOFR + 0.11%)), 06/25/2037(m)(s)	99,334	8,003
4.00%, 04/25/2041(s)	120,430	9,032
2.56% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(m)(s)	32,383	2,855
2.16% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(m)(s)	120,844	13,119
1.63% (30 Day Average SOFR + 5.50%), 09/25/2054(m)(s)	20,028,005	732,939
Principal Amount		Value

1.93% (30 Day Average SOFR + 5.80%), 01/25/2055(m)(s)	$14,123,745	$664,148
6.00%, 01/25/2032	7,801	8,030
4.99% (30 Day Average SOFR + 1.11%), 04/25/2032 - 12/25/2032(m)	70,467	71,229
4.49% (30 Day Average SOFR + 0.61%), 09/25/2032(m)	17,222	17,213
4.55% (30 Day Average SOFR + 0.61%), 10/18/2032(m)	5,092	5,091
4.39% (30 Day Average SOFR + 0.51%), 11/25/2033(m)	2,933	2,926
9.94% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(m)	22,409	26,683
9.57% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(m)	24,453	27,491
4.93% (30 Day Average SOFR + 1.05%), 06/25/2037(m)	5,461	5,523
4.00%, 03/25/2041	16,380	15,777
Federal Home Loan Mortgage Corp.,
6.50%, 08/01/2031	13,521	14,048
5.00%, 09/01/2033 - 03/01/2053(q)	12,142,844	12,167,601
7.00%, 10/01/2037	4,691	4,934
4.50%, 10/01/2052	5,817,428	5,734,441
Federal National Mortgage Association,
7.50%, 10/01/2029 - 03/01/2033	52,872	54,521
7.00%, 07/01/2032 - 04/01/2033	8,043	8,452
5.00%, 07/01/2033	47,494	48,119
5.50%, 02/01/2035 - 03/01/2053(q)	8,556,111	8,726,288
4.50%, 07/01/2052	6,342,504	6,249,201
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series K734, Class X1, IO, 0.76%, 02/25/2026(n)	248,392	44
Series K735, Class X1, IO, 0.96%, 05/25/2026(n)	2,232,871	4,819
Series K093, Class X1, IO, 0.94%, 05/25/2029(n)	18,347,921	486,539
Freddie Mac REMICs,
7.00%, 09/15/2026	121	121
4.55% (30 Day Average SOFR + 0.56%), 12/15/2028 - 02/15/2029(m)	30,249	30,233
6.00%, 04/15/2029	13,574	13,813
6.50%, 10/15/2029 - 06/15/2032	57,322	59,600
4.65% (30 Day Average SOFR + 0.66%), 06/15/2031 - 01/15/2032(m)	37,576	37,607
5.10% (30 Day Average SOFR + 1.11%), 02/15/2032 - 03/15/2032(m)	25,202	25,463
3.50%, 05/15/2032	7,009	6,922
9.72% (24.75% - (3.67 x (30 Day Average SOFR + 0.11%))), 08/15/2035(m)	18,225	21,638
4.00%, 06/15/2038	10,111	9,756
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
11
Invesco V.I. Global Strategic Income Fund

Principal Amount		Value

IO, 3.85% (7.95% - (30 Day Average SOFR + 0.11%)), 12/15/2026(m)(s)	$1,398	$11
3.55% (7.65% - (30 Day Average SOFR + 0.11%)), 03/15/2029(m)(s)	23,254	855
4.00% (8.10% - (30 Day Average SOFR + 0.11%)), 06/15/2029(m)(s)	1,648	97
3.90% (8.00% - (30 Day Average SOFR + 0.11%)), 04/15/2032(m)(s)	42,645	1,539
2.95% (7.05% - (30 Day Average SOFR + 0.11%)), 10/15/2033(m)(s)	28,971	1,996
2.60% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(m)(s)	29,873	1,945
2.65% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(m)(s)	4,452	282
2.62% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(m)(s)	90,188	7,057
2.90% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(m)(s)	18,911	2,012
1.90% (6.00% - (30 Day Average SOFR + 0.11%)), 04/15/2038(m)(s)	10,531	946
1.97% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(m)(s)	41,707	3,313
2.15% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(m)(s)	10,386	969
2.13% (30 Day Average SOFR + 6.00%), 04/25/2054(m)(s)	9,945,240	577,509
1.93% (30 Day Average SOFR + 5.80%), 02/25/2055 - 08/25/2055(m)(s)	31,946,634	1,579,423
1.24% (30 Day Average SOFR + 5.12%), 03/25/2055(m)(s)	22,221,789	758,661
1.28% (30 Day Average SOFR + 5.15%), 03/25/2055(m)(s)	17,950,660	760,338
2.08% (30 Day Average SOFR + 5.95%), 04/25/2055(m)(s)	27,864,190	1,484,562
1.16% (30 Day Average SOFR + 5.03%), 05/25/2055(m)(s)	33,895,907	1,046,797
1.23% (30 Day Average SOFR + 5.10%), 08/25/2055(m)(s)	16,352,125	626,113
Freddie Mac STRIPS,
IO, 6.50%, 02/01/2028(s)	320	15
7.00%, 09/01/2029(s)	3,378	284
6.00%, 12/15/2032(s)	10,559	1,176
Principal Amount		Value

Government National Mortgage Association,
8.00%, 05/15/2026	$495	$496
7.00%, 07/15/2028	5,159	5,232
IO, 2.70% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(m)(s)	45,517	2,491
2.80% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(m)(s)	62,793	4,252
0.98% (30 Day Average SOFR + 4.90%), 10/20/2054(m)(s)	9,625,252	275,773
0.32% (30 Day Average SOFR + 4.24%), 04/20/2055(m)(s)	25,448,269	289,405
0.43% (30 Day Average SOFR + 4.35%), 04/20/2055(m)(s)	40,209,940	624,718
0.53% (30 Day Average SOFR + 4.45%), 07/20/2055(m)(s)	27,478,806	370,914
1.98% (30 Day Average SOFR + 5.90%), 07/20/2055(m)(s)	13,771,655	575,252
0.48% (30 Day Average SOFR + 4.40%), 08/20/2055(m)(s)	82,864,689	1,019,799
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $47,812,904)		45,447,404

Agency Credit Risk Transfer Notes–4.97%
United States–4.97%
Fannie Mae Connecticut Avenue Securities,
Series 2022-R04, Class 1M2, 6.97% (30 Day Average SOFR + 3.10%), 03/25/2042(b)(m)	770,000	789,049
Series 2022-R08, Class 1M2, 7.47% (30 Day Average SOFR + 3.60%), 07/25/2042(b)(m)	1,350,000	1,396,574
Series 2023-R02, Class 1M1, STACR®, 6.17% (30 Day Average SOFR + 2.30%), 01/25/2043(b)(m)	333,180	339,854
Series 2023-R04, Class 1M1, 6.17% (30 Day Average SOFR + 2.30%), 05/25/2043(b)(m)	672,070	684,994
Series 2023-R06, Class 1M1, 5.57% (30 Day Average SOFR + 1.70%), 07/25/2043(b)(m)	238,191	239,179
Series 2023-R06, Class 1M2, 6.57% (30 Day Average SOFR + 2.70%), 07/25/2043(b)(m)	490,000	504,099
Series 2023-R06, Class 1B1, 7.77% (30 Day Average SOFR + 3.90%), 07/25/2043(b)(m)	565,000	595,654
Series 2023-R08, Class 1M2, 6.37% (30 Day Average SOFR + 2.50%), 10/25/2043(b)(m)	280,000	285,029
Series 2023-R08, Class 1M1, 5.37% (30 Day Average SOFR + 1.50%), 10/25/2043(b)(m)	169,827	170,158
Series 2024-R02, Class 1M2, 5.67% (30 Day Average SOFR + 1.80%), 02/25/2044(b)(m)	3,100,000	3,120,686
Series 2024-R03, Class 2M2, 5.82% (30 Day Average SOFR + 1.95%), 03/25/2044(b)(m)	3,180,000	3,200,044
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
12
Invesco V.I. Global Strategic Income Fund

Principal Amount		Value
United States–(continued)
Freddie Mac,
Series 2022-DNA3, Class M1B, STACR®, 6.77% (30 Day Average SOFR + 2.90%), 04/25/2042(b)(m)	$3,000,000	$3,076,216
Series 2022-HQA2, Class M1, STACR®, 7.87% (30 Day Average SOFR + 4.00%), 07/25/2042(b)(m)	1,500,000	1,568,006
Series 2022-HQA3, Class M1, STACR®, 7.42% (30 Day Average SOFR + 3.55%), 08/25/2042(b)(m)	1,500,000	1,560,994
Series 2022-HQA3, Class M2, STACR®, 9.22% (30 Day Average SOFR + 5.35%), 08/25/2042(b)(m)	1,605,000	1,711,852
Series 2023-HQA1, Class M1, STACR®, 7.37% (30 Day Average SOFR + 3.50%), 05/25/2043(b)(m)	2,885,325	3,024,472
Series 2023-HQA2, Class M1, STACR®, 7.22% (30 Day Average SOFR + 3.35%), 06/25/2043(b)(m)	900,000	928,703
Series 2023-HQA3, Class M2, STACR®, 7.22% (30 Day Average SOFR + 3.35%), 11/25/2043(b)(m)	3,100,000	3,246,651
Series 2024-DNA1, Class M2, STACR®, 5.82% (30 Day Average SOFR + 1.95%), 02/25/2044(b)(m)	1,550,000	1,566,795
Series 2024-HQA1, Class M2, STACR®, 5.87% (30 Day Average SOFR + 2.00%), 03/25/2044(b)(m)	1,670,900	1,683,624
Series 2024-DNA2, Class M2, STACR®, 5.57% (30 Day Average SOFR + 1.70%), 05/25/2044(b)(m)	387,500	389,909
Series 2024-HQA2, Class M2, STACR®, 5.67% (30 Day Average SOFR + 1.80%), 08/25/2044(b)(m)	1,550,000	1,560,759
Series 2025-DNA2, Class A1, STACR®, 4.97% (30 Day Average SOFR + 1.10%), 05/25/2045(b)(m)	479,375	480,698
Total Agency Credit Risk Transfer Notes (Cost $31,663,580)		32,123,999
Shares
Common Stocks & Other Equity Interests–1.99%
Argentina–1.98%
Banco BBVA Argentina S.A.	341,702	2,174,168
Banco Macro S.A., Class B	369,464	3,456,214
Grupo Financiero Galicia S.A., Class B	780,353	4,430,092
Pampa Energia S.A., ADR(c)(t)	16,000	1,416,160
YPF S.A., Class D(t)	34,910	1,317,367
		12,794,001
United States–0.01%
ACNR Holdings, Inc.	478	48,577
Claire’s Holdings LLC, Class S	235	24
Shares		Value
United States–(continued)
McDermott International Ltd.(t)	312	$6,509
McDermott International Ltd., Series A, Wts., expiring 06/30/2027(g)(t)	31,946	958
McDermott International Ltd., Series B, Wts., expiring 06/30/2027(g)(t)	35,496	1,065
Sabine Oil & Gas Holdings, Inc.(g)(t)	837	59
Windstream Services LLC, Wts.(g)	176	3,784
		60,976
Total Common Stocks & Other Equity Interests (Cost $12,420,848)		12,854,977
Principal Amount
Variable Rate Senior Loan Interests–0.38%(u)(v)
United States–0.38%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B, 7.13% (3 mo. Term SOFR + 3.25%), 05/07/2032	$171,638	172,711
ACNR Holdings, Inc., Term Loan, 13.00%, 12/11/2029	25,872	25,862
Bausch and Lomb, Inc., Term Loan B, 7.97% (1 mo. Term SOFR + 4.25%), 01/30/2031	273,625	276,840
Claire’s Stores, Inc., Term Loan, 10.30% (1 mo. Term SOFR+ 6.50%), 12/18/2026	71,011	4,793
Clear Channel Outdoor Holdings, Inc., Term Loan B, 7.83% (1 mo. Term SOFR + 4.00%), 08/23/2028	285,646	286,768
Cushman & Wakefield US Borrower LLC, Term Loan, 6.47% (1 mo. Term SOFR + 2.75%), 01/31/2030	256,792	258,648
EMRLD Borrower L.P. (Copeland), Incremental Term Loan B, 6.12% (6 mo. Term SOFR + 2.25%), 08/04/2031	425,705	427,074
Greystar Real Estate Partners LLC, Term Loan B, 6.32% (3 mo. Term SOFR + 2.50%), 08/21/2030(g)	153,690	154,651
Prairie Acquiror L.P., Term Loan B, 7.47% (1 mo. Term SOFR + 3.75%), 08/01/2029	314,432	317,150
TransDigm, Inc., Term Loan L, 6.22% (1 mo. Term SOFR + 2.50%), 01/19/2032	534,240	536,984
Total Variable Rate Senior Loan Interests (Cost $2,512,777)		2,461,481
Commercial Paper–0.06%(r)
Argentina–0.06%
TMF Trust Co. (Argentina) S.A., 12.00%, 01/08/2026(g)	89,179	89,189
TMF Trust Co. (Argentina) S.A., 12.00%, 07/08/2026(g)	104,580	105,340
TMF Trust Co. (Argentina) S.A., 12.00%, 01/07/2027(g)	143,837	145,806
TMF Trust Co. (Argentina) S.A., 12.00%, 04/07/2027(g)	63,766	64,796
Total Commercial Paper (Cost $401,362)		405,131
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
13
Invesco V.I. Global Strategic Income Fund

Shares		Value
Preferred Stocks–0.00%
United States–0.00%
Claire’s Holdings LLC, Series A, Pfd.(g) (Cost $36,875)	71	$36
Money Market Funds–2.54%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(w)(x)	5,747,357	5,747,357
Invesco Treasury Portfolio, Institutional Class, 3.64%(w)(x)	10,673,662	10,673,662
Total Money Market Funds (Cost $16,421,019)		16,421,019

Options Purchased–6.28%
(Cost $41,773,728)(y)		40,585,334
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.72% (Cost $648,985,726)		650,721,656
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.23%
Invesco Private Government Fund, 3.74%(w)(x)(z)	5,808,797	$5,808,797
Invesco Private Prime Fund, 3.88%(w)(x)(z)	15,082,121	15,086,646
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $20,895,443)		20,895,443
TOTAL INVESTMENTS IN SECURITIES—103.95% (Cost $669,881,169)		671,617,099
OTHER ASSETS LESS LIABILITIES–(3.95)%		(25,525,047)
NET ASSETS–100.00%		$646,092,052
Investment Abbreviations:
ADR	– American Depositary Receipt
ARS	– Argentina Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
INR	– Indian Rupee
IO	– Interest Only
MXN	– Mexican Peso
Pfd.	– Preferred
PIK	– Pay-in-Kind
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
STACR®	– Structured Agency Credit Risk
STRIPS	– Separately Traded Registered Interest and Principal Security
TRY	– Turkish Lira
Wts.	– Warrants
ZAR	– South African Rand
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
14
Invesco V.I. Global Strategic Income Fund

Notes to Consolidated Schedule of Investments:
(a)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
December 31, 2025 was $265,890,641, which represented 41.15% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at December 31, 2025 represented less than 1% of the Fund’s Net Assets.

(g)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(i)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(j)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(k)	Restricted security. The value of this security at December 31, 2025 represented less than 1% of the Fund’s Net Assets.
(l)	Zero coupon bond issued at a discount.
(m)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2025.
(n)
Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on
December 31, 2025.

(o)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2025.

(p)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1O.
(q)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1R.
(r)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(s)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(t)	Non-income producing security.
(u)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(v)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight
Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(w)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Invesco Senior Loan ETF	$15,465,380	$-	$(14,779,002)	$51,350	$(737,728)	$-	$251,828
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	22,992,662	135,189,166	(152,434,471)	-	-	5,747,357	391,950
Invesco Treasury Portfolio, Institutional Class	42,700,657	251,065,594	(283,092,589)	-	-	10,673,662	722,016
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	11,793,470	117,170,702	(123,155,375)	-	-	5,808,797	409,546*
Invesco Private Prime Fund	30,646,279	234,631,143	(250,191,997)	-	1,221	15,086,646	1,095,613*
Total	$123,598,448	$738,056,605	$(823,653,434)	$51,350	$(736,507)	$37,316,462	$2,870,953

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Consolidated Statement of
Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(x)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(y)	The table below details options purchased.
(z)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

Open Exchange-Traded Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Index	Put	01/16/2026	23	USD	6,100.00	USD	14,030,000	$4,485

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
15
Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Deutsche Bank AG	03/05/2026	USD	0.69	AUD	1,370,000	$169,819
AUD versus USD	Call	Merrill Lynch International	03/12/2026	USD	0.68	AUD	14,000,000	76,799
AUD versus USD	Call	Merrill Lynch International	04/07/2026	USD	0.75	AUD	4,593,000	27,289
EUR versus USD	Call	Deutsche Bank AG	02/25/2026	USD	1.21	EUR	4,160,000	377,452
EUR versus USD	Call	Goldman Sachs International	02/09/2026	USD	1.19	EUR	2,080,000	421,256
EUR versus USD	Call	Goldman Sachs International	02/13/2026	USD	1.20	EUR	2,780,000	348,611
EUR versus USD	Call	Goldman Sachs International	02/25/2026	USD	1.20	EUR	3,470,000	351,458
EUR versus USD	Call	Goldman Sachs International	02/25/2026	USD	1.18	EUR	2,770,000	649,104
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	02/02/2026	USD	1.19	EUR	3,240,000	543,153
EUR versus USD	Call	J.P. Morgan Chase Bank, N.A.	03/19/2026	USD	1.20	EUR	3,240,000	276,812
EUR versus USD	Call	Merrill Lynch International	05/08/2026	USD	1.35	EUR	10,100,000	67,134
EUR versus USD	Call	Morgan Stanley and Co. International PLC	05/11/2026	USD	1.30	EUR	6,060,000	121,083
Subtotal — Foreign Currency Call Options Purchased								3,429,970
Currency Risk
CHF versus JPY	Put	Deutsche Bank AG	07/27/2026	JPY	160.00	CHF	3,670,000	19,219
CHF versus JPY	Put	Goldman Sachs International	07/21/2027	JPY	147.00	CHF	5,870,000	64,599
CHF versus JPY	Put	UBS AG	09/17/2026	JPY	161.00	CHF	2,100,000	18,831
CHF versus JPY	Put	UBS AG	10/23/2026	JPY	165.00	CHF	2,080,000	38,995
EUR versus HUF	Put	Deutsche Bank AG	03/19/2026	HUF	386.00	EUR	10,240,000	121,544
EUR versus NOK	Put	Deutsche Bank AG	01/08/2026	NOK	11.40	EUR	1,400,000	303
EUR versus NOK	Put	Goldman Sachs International	02/11/2026	NOK	11.45	EUR	2,100,000	74,114
GBP versus USD	Put	UBS AG	02/23/2026	USD	1.30	GBP	17,340,000	7,082
USD versus BRL	Put	Barclays Bank PLC	04/30/2026	BRL	5.15	USD	700,000	40,650
USD versus BRL	Put	Goldman Sachs International	02/06/2026	BRL	5.28	USD	1,750,000	95,018
USD versus BRL	Put	Goldman Sachs International	02/13/2026	BRL	5.20	USD	1,750,000	57,349
USD versus BRL	Put	Goldman Sachs International	03/05/2026	BRL	5.30	USD	1,730,000	127,923
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	02/24/2026	BRL	5.30	USD	2,100,000	171,419
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	03/05/2026	BRL	5.30	USD	1,370,000	101,302
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	05/11/2026	BRL	5.30	USD	13,870,000	109,878
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	06/25/2026	BRL	5.40	USD	14,000,000	204,806
USD versus BRL	Put	Merrill Lynch International	03/24/2026	BRL	5.40	USD	14,000,000	146,314
USD versus BRL	Put	Morgan Stanley and Co. International PLC	01/30/2026	BRL	5.10	USD	1,042,500	6,401
USD versus CAD	Put	Deutsche Bank AG	05/06/2026	CAD	1.20	USD	3,790,000	5,814
USD versus CLP	Put	Morgan Stanley and Co. International PLC	04/01/2026	CLP	910.00	USD	6,940,000	196,117
USD versus INR	Put	Goldman Sachs International	05/22/2026	INR	82.00	USD	3,000,000	9,414
USD versus INR	Put	Goldman Sachs International	05/22/2026	INR	87.00	USD	1,730,000	77,686
USD versus INR	Put	Merrill Lynch International	05/26/2026	INR	87.00	USD	2,080,000	94,257
USD versus JPY	Put	BNP Paribas S.A.	02/16/2026	JPY	145.00	USD	48,330,000	26,872
USD versus JPY	Put	Goldman Sachs International	02/16/2026	JPY	143.00	USD	2,760,000	32,215
USD versus JPY	Put	Goldman Sachs International	05/06/2026	JPY	110.00	USD	15,140,000	4,027
USD versus JPY	Put	Goldman Sachs International	05/12/2027	JPY	120.00	USD	3,450,000	78,350
USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	08/18/2027	JPY	117.50	USD	3,470,000	83,273
USD versus JPY	Put	J.P. Morgan Chase Bank, N.A.	11/11/2027	JPY	115.00	USD	3,450,000	79,629
USD versus JPY	Put	Merrill Lynch International	01/08/2026	JPY	145.00	USD	1,390,000	300
USD versus JPY	Put	UBS AG	01/29/2026	JPY	144.00	USD	1,390,000	8,062
USD versus KRW	Put	Deutsche Bank AG	05/20/2026	KRW	1,200.00	USD	1,500,000	4,515
USD versus KRW	Put	Goldman Sachs International	01/27/2026	KRW	1,360.00	USD	2,080,000	31,554
USD versus KRW	Put	Merrill Lynch International	05/15/2026	KRW	1,300.00	USD	69,900,000	32,573
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
16
Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Purchased(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
USD versus KRW	Put	Merrill Lynch International	06/04/2027	KRW	1,200.00	USD	3,470,000	$78,779
USD versus MXN	Put	Goldman Sachs International	02/18/2026	MXN	18.10	USD	2,780,000	672,173
USD versus MXN	Put	Goldman Sachs International	03/10/2026	MXN	18.20	USD	1,820,000	201,989
USD versus MXN	Put	J.P. Morgan Chase Bank, N.A.	02/09/2026	MXN	18.20	USD	1,390,000	230,687
USD versus MXN	Put	Merrill Lynch International	02/24/2026	MXN	18.45	USD	17,340,000	428,211
USD versus MXN	Put	Merrill Lynch International	07/27/2026	MXN	17.90	USD	2,940,000	907,422
USD versus ZAR	Put	Goldman Sachs International	03/16/2026	ZAR	16.50	USD	1,390,000	195,298
USD versus ZAR	Put	Goldman Sachs International	05/15/2026	ZAR	16.90	USD	13,870,000	405,878
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	02/13/2026	ZAR	16.80	USD	1,390,000	435,607
USD versus ZAR	Put	J.P. Morgan Chase Bank, N.A.	04/01/2026	ZAR	16.90	USD	1,390,000	77,338
USD versus ZAR	Put	UBS AG	02/13/2026	ZAR	16.80	USD	27,740,000	124,580
Subtotal — Foreign Currency Put Options Purchased								5,928,367
Total Foreign Currency Options Purchased								$9,358,337

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,890,000.

Open Over-The-Counter Interest Rate Swaptions Purchased(a)
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value
Interest Rate Risk
1 Year Interest Rate Swap	Call	Goldman Sachs International	3.45%	Receive	SONIA	At Maturity	08/05/2026	GBP	69,360,000	$170,807
10 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.70	Receive	SOFR	Annually	09/24/2035	USD	18,666,667	771,501
2 Year Interest Rate Swap	Call	Goldman Sachs International	2.85	Receive	6 Month EURIBOR	Semi-Annually	09/12/2030	EUR	109,540,000	972,643
2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.22	Receive	SOFR	Annually	05/04/2026	USD	369,920,000	1,086,903
20 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.12	Receive	SOFR	Annually	10/17/2035	USD	37,070,000	769,705
5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.98	Receive	SOFR	Annually	11/06/2030	USD	138,720,000	4,019,569
5 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.36	Receive	6 Month EURIBOR	Semi-Annually	02/06/2026	EUR	54,850,000	19,662
5 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.38	Receive	6 Month EURIBOR	Semi-Annually	06/24/2026	EUR	58,910,000	157,661
Subtotal — Interest Rate Call Swaptions Purchased										7,968,451
Interest Rate Risk
10 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.20	Pay	SOFR	Annually	09/24/2035	USD	18,666,667	1,165,153
15 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	1.76	Pay	6 Month EURIBOR	Semi-Annually	03/15/2039	EUR	27,900,000	6,551,788
20 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	6.12	Pay	SOFR	Annually	10/17/2035	USD	37,070,000	2,233,471
30 Year Interest Rate Swap	Put	Goldman Sachs International	2.92	Pay	6 Month EURIBOR	Semi-Annually	02/09/2026	EUR	19,600,000	1,555,342
30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.96	Pay	SOFR	Annually	11/04/2026	USD	98,025,000	6,656,829
5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.98	Pay	SOFR	Annually	11/06/2030	USD	138,720,000	5,091,478
Subtotal — Interest Rate Put Swaptions Purchased										23,254,061
Total Interest Rate Swaptions Purchased										$31,222,512

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,890,000.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
17
Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Credit Default Swaptions Written(a)
Counterparty	Type of Contract	Exercise Rate	Reference Entity	(Pay)/ Receive Fixed Rate	Payment Frequency	Expiration Date	Implied Credit Spread(b)	Notional Value		Value
Credit Risk
BNP Paribas S.A.	Put	102.00%	Markit CDX North America High Yield Index, Series 45, Version 1	(5.00)%	Quarterly	01/21/2026	3.155%	USD	28,000,000	$(5,024)
Goldman Sachs International	Put	105.00	Markit CDX North America High Yield Index, Series 44, Version 1	(5.00)	Quarterly	01/21/2026	2.921	USD	36,400,000	(12,295)
Goldman Sachs International	Put	70.00	Markit CDX North America Investment Grade Index, Series 45, Version 1	(1.00)	Quarterly	04/15/2026	0.500	USD	54,000,000	(45,471)
J.P. Morgan Chase Bank, N.A.	Put	350.00	Markit iTraxx Europe CrossoverIndex, Series 44, Version 1	(5.00)	Quarterly	03/18/2026	2.437	EUR	56,000,000	(154,236)
Total Credit Default Swaptions Written										$(217,026)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,890,000.
(b)
Implied credit spreads represent the current level, as of December 31, 2025, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Foreign Currency Options Written(a)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
Currency Risk
AUD versus USD	Call	Merrill Lynch International	03/12/2026	USD	0.71	AUD	14,000,000	$(9,352)
USD versus BRL	Call	Goldman Sachs International	06/18/2026	BRL	6.00	USD	19,460,000	(418,624)
USD versus BRL	Call	Goldman Sachs International	07/06/2027	BRL	6.75	USD	20,850,000	(1,005,304)
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	05/11/2026	BRL	6.00	USD	13,870,000	(212,683)
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	06/25/2026	BRL	6.00	USD	7,000,000	(159,264)
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	07/10/2026	BRL	7.00	USD	9,804,000	(50,206)
USD versus BRL	Call	Merrill Lynch International	03/24/2026	BRL	5.90	USD	14,000,000	(141,008)
USD versus BRL	Call	Merrill Lynch International	07/03/2026	BRL	6.00	USD	22,050,000	(534,271)
USD versus CLP	Call	Morgan Stanley and Co. International PLC	03/05/2026	CLP	970.00	USD	13,870,000	(33,205)
USD versus CLP	Call	Morgan Stanley and Co. International PLC	04/01/2026	CLP	970.00	USD	6,940,000	(28,794)
USD versus IDR	Call	Goldman Sachs International	08/13/2026	IDR	17,000.00	USD	13,990,000	(204,800)
USD versus KRW	Call	Merrill Lynch International	05/15/2026	KRW	1,455.00	USD	19,970,000	(289,166)
USD versus MXN	Call	Merrill Lynch International	02/24/2026	MXN	19.25	USD	17,340,000	(28,940)
USD versus TRY	Call	Goldman Sachs International	07/27/2026	TRY	54.45	USD	7,750,000	(258,524)
USD versus TRY	Call	Goldman Sachs International	08/27/2026	TRY	54.65	USD	17,540,000	(711,843)
USD versus ZAR	Call	Goldman Sachs International	05/15/2026	ZAR	17.75	USD	13,870,000	(109,240)
USD versus ZAR	Call	J.P. Morgan Chase Bank, N.A.	11/13/2026	ZAR	19.50	USD	13,800,000	(126,932)
Subtotal — Foreign Currency Call Options Written								(4,322,156)
Currency Risk
AUD versus USD	Put	Deutsche Bank AG	06/04/2026	USD	0.64	AUD	12,290,000	(61,374)
AUD versus USD	Put	Merrill Lynch International	03/12/2026	USD	0.64	AUD	14,000,000	(30,327)
EUR versus HUF	Put	Deutsche Bank AG	03/19/2026	HUF	380.00	EUR	10,240,000	(50,928)
USD versus BRL	Put	Goldman Sachs International	06/18/2026	BRL	5.35	USD	20,970,000	(247,236)
USD versus BRL	Put	Goldman Sachs International	07/06/2027	BRL	5.30	USD	22,050,000	(459,985)
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	05/11/2026	BRL	5.00	USD	13,870,000	(18,197)
USD versus BRL	Put	J.P. Morgan Chase Bank, N.A.	06/25/2026	BRL	5.05	USD	14,000,000	(41,258)
USD versus BRL	Put	Merrill Lynch International	03/24/2026	BRL	5.05	USD	14,000,000	(10,388)
USD versus CLP	Put	Morgan Stanley and Co. International PLC	03/05/2026	CLP	885.00	USD	13,870,000	(139,976)
USD versus CLP	Put	Morgan Stanley and Co. International PLC	04/01/2026	CLP	875.00	USD	6,940,000	(66,395)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
18
Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Foreign Currency Options Written(a)—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
USD versus MXN	Put	Merrill Lynch International	02/24/2026	MXN	18.00	USD	17,340,000	$(144,980)
USD versus ZAR	Put	Goldman Sachs International	03/11/2026	ZAR	17.50	USD	7,675,000	(421,833)
USD versus ZAR	Put	Goldman Sachs International	05/15/2026	ZAR	16.30	USD	13,870,000	(158,687)
Subtotal — Foreign Currency Put Options Written								(1,851,564)
Total Foreign Currency Options Written								$(6,173,720)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,890,000.

Open Over-The-Counter Interest Rate Swaptions Written(a)
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value
Interest Rate Risk
5 Year Interest Rate Swap	Call	BNP Paribas S.A.	3.10%	SOFR	Receive	Annually	03/03/2026	USD	56,020,000	$(54,743)
30 Year Interest Rate Swap	Call	BNP Paribas S.A.	3.70	SOFR	Receive	Annually	01/15/2026	USD	15,750,000	(100)
30 Year Interest Rate Swap	Call	BNP Paribas S.A.	2.95	6 Month EURIBOR	Receive	Semi-Annually	03/04/2026	EUR	11,760,000	(47,291)
10 Year Interest Rate Swap	Call	Goldman Sachs International	3.50	SOFR	Receive	Annually	04/07/2026	USD	41,075,000	(134,268)
10 Year Interest Rate Swap	Call	Goldman Sachs International	3.40	SOFR	Receive	Annually	03/09/2026	USD	47,450,000	(56,213)
30 Year Interest Rate Swap	Call	Goldman Sachs International	3.02	6 Month EURIBOR	Receive	Semi-Annually	09/12/2030	EUR	9,950,000	(722,636)
5 Year Interest Rate Swap	Call	Goldman Sachs International	3.00	SOFR	Receive	Annually	11/09/2026	USD	92,480,000	(446,305)
1 Year Interest Rate Swap	Call	Goldman Sachs International	3.25	SONIA	Receive	At Maturity	08/05/2026	GBP	69,360,000	(94,315)
30 Year Interest Rate Swap	Call	Goldman Sachs International	2.96	6 Month EURIBOR	Receive	Semi-Annually	02/16/2026	EUR	9,330,000	(24,305)
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.42	SOFR	Receive	Annually	07/11/2029	USD	18,635,000	(303,784)
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	4.06	SOFR	Receive	Annually	11/06/2030	USD	36,070,000	(3,343,345)
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.77	SOFR	Receive	Annually	01/09/2026	USD	29,400,000	(25)
5 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.09	SOFR	Receive	Annually	05/07/2026	USD	92,480,000	(233,333)
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	2.95	6 Month EURIBOR	Receive	Semi-Annually	03/04/2026	EUR	30,700,000	(123,456)
30 Year Interest Rate Swap	Call	J.P. Morgan Chase Bank, N.A.	3.00	6 Month EURIBOR	Receive	Semi-Annually	03/16/2026	EUR	6,190,000	(41,564)
5 Year Interest Rate Swap	Call	Merrill Lynch International	3.15	SOFR	Receive	Annually	05/19/2026	USD	55,490,000	(186,396)
30 Year Interest Rate Swap	Call	Merrill Lynch International	3.00	6 Month EURIBOR	Receive	Semi-Annually	02/16/2026	EUR	8,920,000	(31,233)
30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.70	SOFR	Receive	Annually	01/20/2026	USD	55,960,000	(1,798)
2 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.97	SOFR	Receive	Annually	05/04/2026	USD	369,920,000	(535,492)
50 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.85	6 Month EURIBOR	Receive	Semi-Annually	03/04/2026	EUR	8,990,000	(52,645)
50 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	2.90	6 Month EURIBOR	Receive	Semi-Annually	03/16/2026	EUR	18,200,000	(176,643)
30 Year Interest Rate Swap	Call	Morgan Stanley and Co. International PLC	3.00	6 Month EURIBOR	Receive	Semi-Annually	02/06/2026	EUR	12,200,000	(28,132)
Subtotal—Interest Rate Call Swaptions Written										(6,638,022)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
19
Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Interest Rate Swaptions Written(a)—(continued)
Description	Type of Contract	Counterparty	Exercise Rate	Floating Rate Index	Pay/ Receive Exercise Rate	Payment Frequency	Expiration Date	Notional Value		Value
Interest Rate Risk
30 Year Interest Rate Swap	Put	Barclays Bank PLC	5.55%	SONIA	Pay	Annually	05/10/2027	GBP	20,190,000	$(387,797)
5 Year Interest Rate Swap	Put	BNP Paribas S.A.	3.65	SOFR	Pay	Annually	03/03/2026	USD	56,020,000	(117,175)
30 Year Interest Rate Swap	Put	Goldman Sachs International	3.32	6 Month EURIBOR	Pay	Semi-Annually	02/09/2026	EUR	39,200,000	(480,366)
1 Year Interest Rate Swap	Put	Goldman Sachs International	3.75	SONIA	Pay	At Maturity	08/05/2026	GBP	69,360,000	(40,107)
5 Year Interest Rate Swap	Put	Goldman Sachs International	3.60	SOFR	Pay	Annually	11/09/2026	USD	92,480,000	(1,090,662)
5 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	3.59	SOFR	Pay	Annually	05/07/2026	USD	92,480,000	(526,245)
30 Year Interest Rate Swap	Put	J.P. Morgan Chase Bank, N.A.	4.06	SOFR	Pay	Annually	11/06/2030	USD	36,070,000	(4,736,887)
10 Year Interest Rate Swap	Put	Merrill Lynch International	5.00	6 Month BBSW	Pay	Semi-Annually	12/11/2026	AUD	136,510,000	(1,939,281)
5 Year Interest Rate Swap	Put	Merrill Lynch International	3.55	SOFR	Pay	Annually	05/19/2026	USD	55,490,000	(384,086)
10 Year Interest Rate Swap	Put	Merrill Lynch International	5.00	6 Month BBSW	Pay	Semi-Annually	12/04/2026	AUD	54,620,000	(760,343)
2 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.47	SOFR	Pay	Annually	05/04/2026	USD	369,920,000	(530,658)
30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	5.00	SONIA	Pay	Annually	10/22/2027	GBP	7,415,000	(403,263)
30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	3.25	6 Month EURIBOR	Pay	Semi-Annually	07/16/2026	EUR	19,390,000	(863,495)
30 Year Interest Rate Swap	Put	Morgan Stanley and Co. International PLC	4.46	SOFR	Pay	Annually	11/04/2026	USD	98,025,000	(2,727,129)
Subtotal—Interest Rate Put Swaptions Written										(14,987,494)
Total Interest Rate Swaptions Written										$(21,625,516)

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,890,000.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	1,384	March-2026	$288,964,062	$181,708	$181,708
U.S. Treasury 10 Year Notes	542	March-2026	60,941,125	(157,577)	(157,577)
U.S. Treasury Long Bonds	162	March-2026	18,726,188	(115,453)	(115,453)
Subtotal—Long Futures Contracts				(91,322)	(91,322)
Short Futures Contracts
Interest Rate Risk
U.S. Treasury 5 Year Notes	52	March-2026	(5,683,844)	(79)	(79)
U.S. Treasury 10 Year Ultra Notes	8	March-2026	(920,125)	1,175	1,175
U.S. Treasury Ultra Bonds	10	March-2026	(1,180,000)	14,669	14,669
Subtotal—Short Futures Contracts				15,765	15,765
Total Futures Contracts				$(75,557)	$(75,557)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
03/18/2026	BNP Paribas S.A.	EUR	3,265,000	USD	3,857,103	$7,136
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
20
Invesco V.I. Global Strategic Income Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/18/2026	Deutsche Bank AG	NZD	603,000	USD	349,917	$1,800
03/18/2026	Deutsche Bank AG	USD	7,599,611	AUD	11,472,583	57,253
03/18/2026	Deutsche Bank AG	USD	4,355,880	INR	395,827,567	19,453
03/18/2026	Deutsche Bank AG	USD	404,088	MXN	7,426,890	5,428
03/18/2026	Deutsche Bank AG	USD	194,109	PLN	706,000	2,471
03/18/2026	Deutsche Bank AG	USD	24,872	SGD	31,983	127
01/05/2026	Goldman Sachs International	BRL	310,325,906	USD	57,572,244	940,845
01/05/2026	Goldman Sachs International	USD	56,398,282	BRL	310,325,906	233,117
01/29/2026	Goldman Sachs International	KRW	13,361,400,000	USD	9,360,000	99,391
02/03/2026	Goldman Sachs International	USD	2,028,683	BRL	11,251,073	9,049
03/18/2026	Goldman Sachs International	USD	233,634	CZK	4,860,000	3,040
03/18/2026	Goldman Sachs International	USD	200,675	HUF	66,412,962	1,428
05/08/2026	Goldman Sachs International	JPY	673,907,500	USD	4,850,000	502,995
06/23/2026	Goldman Sachs International	BRL	16,472,550	USD	2,895,000	8,100
03/19/2027	Goldman Sachs International	INR	6,778,237,500	USD	76,250,000	3,370,350
03/18/2026	J.P. Morgan Chase Bank, N.A.	JPY	717,743,149	USD	4,672,222	61,650
03/18/2026	J.P. Morgan Chase Bank, N.A.	USD	2,019,110	AUD	3,037,786	8,325
03/18/2026	J.P. Morgan Chase Bank, N.A.	USD	183,644	CAD	254,838	2,629
03/18/2026	J.P. Morgan Chase Bank, N.A.	USD	13,267,157	CNY	93,165,958	100,390
03/18/2026	J.P. Morgan Chase Bank, N.A.	USD	65,475,993	EUR	55,833,330	360,586
07/07/2026	J.P. Morgan Chase Bank, N.A.	JPY	462,638,700	USD	3,310,000	311,521
03/18/2026	Merrill Lynch International	COP	20,726,169,750	USD	5,355,738	1,800
03/18/2026	Merrill Lynch International	USD	854,534	GBP	641,000	9,344
03/18/2026	Merrill Lynch International	USD	28,301,701	KRW	41,315,671,897	384,198
03/09/2026	Morgan Stanley and Co. International PLC	USD	10,400,000	CLP	9,603,880,000	277,265
03/18/2026	Morgan Stanley and Co. International PLC	USD	265,499	CLP	243,736,483	5,472
03/18/2026	Morgan Stanley and Co. International PLC	USD	421,724	ZAR	7,243,978	13,495
02/25/2026	UBS AG	USD	2,357,694	GBP	1,800,000	68,358
Subtotal—Appreciation						6,867,016
Currency Risk
03/18/2026	Deutsche Bank AG	AUD	9,745,715	USD	6,455,708	(48,635)
03/18/2026	Deutsche Bank AG	EUR	13,798,750	USD	16,180,000	(90,971)
03/18/2026	Deutsche Bank AG	INR	646,990,350	USD	7,119,799	(31,797)
03/18/2026	Deutsche Bank AG	MXN	794,884,479	USD	43,248,663	(580,901)
03/18/2026	Deutsche Bank AG	PLN	2,402,185	USD	660,462	(8,407)
03/18/2026	Deutsche Bank AG	USD	1,471,531	NZD	2,535,842	(7,571)
01/05/2026	Goldman Sachs International	BRL	35,503,980	USD	6,452,454	(26,671)
01/05/2026	Goldman Sachs International	USD	6,532,826	BRL	35,503,980	(53,703)
02/03/2026	Goldman Sachs International	BRL	286,073,000	USD	51,581,860	(230,091)
03/18/2026	Goldman Sachs International	CZK	3,166,371	USD	152,216	(1,980)
03/18/2026	Goldman Sachs International	THB	28,082,573	USD	886,137	(9,826)
03/19/2027	Goldman Sachs International	USD	76,250,000	INR	6,778,237,500	(3,370,349)
02/12/2026	J.P. Morgan Chase Bank, N.A.	ZAR	76,609,980	USD	4,440,000	(173,812)
03/18/2026	J.P. Morgan Chase Bank, N.A.	AUD	13,980,000	USD	9,096,450	(233,877)
03/18/2026	J.P. Morgan Chase Bank, N.A.	CAD	7,397,983	USD	5,331,193	(76,317)
03/18/2026	J.P. Morgan Chase Bank, N.A.	CNY	24,860,000	USD	3,540,151	(26,788)
03/18/2026	J.P. Morgan Chase Bank, N.A.	EUR	35,832,588	USD	41,985,173	(267,279)
03/18/2026	J.P. Morgan Chase Bank, N.A.	GBP	2,511,705	USD	3,340,305	(44,728)
03/18/2026	J.P. Morgan Chase Bank, N.A.	KRW	19,444,636,000	USD	13,309,128	(191,484)
03/18/2026	J.P. Morgan Chase Bank, N.A.	MXN	91,670,125	USD	5,050,000	(4,648)
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
21
Invesco V.I. Global Strategic Income Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/18/2026	J.P. Morgan Chase Bank, N.A.	NOK	1,130,906	USD	111,888	$(279)
03/18/2026	J.P. Morgan Chase Bank, N.A.	SEK	110,000	USD	11,749	(244)
03/18/2026	J.P. Morgan Chase Bank, N.A.	TRY	9,135,000	USD	198,799	(2,802)
03/18/2026	J.P. Morgan Chase Bank, N.A.	USD	2,198,399	EUR	1,861,572	(3,303)
03/18/2026	J.P. Morgan Chase Bank, N.A.	USD	12,259,454	JPY	1,881,630,040	(172,414)
06/22/2026	J.P. Morgan Chase Bank, N.A.	ZAR	41,692,500	USD	2,250,000	(236,769)
07/14/2026	J.P. Morgan Chase Bank, N.A.	BRL	8,864,100	USD	1,470,000	(75,824)
02/09/2026	Merrill Lynch International	BRL	6,331,500	USD	1,005,000	(140,243)
03/18/2026	Merrill Lynch International	GBP	40,104,390	USD	53,464,205	(584,623)
03/18/2026	Merrill Lynch International	PEN	1,563,000	USD	463,221	(547)
03/18/2026	Merrill Lynch International	USD	3,576,852	COP	13,842,059,000	(1,202)
03/18/2026	Merrill Lynch International	USD	5,340,975	MXN	96,752,970	(6,061)
03/25/2026	Merrill Lynch International	IDR	10,042,175,800	USD	599,247	(869)
04/09/2026	Merrill Lynch International	AUD	2,755,000	USD	1,671,458	(167,051)
05/12/2026	Merrill Lynch International	EUR	7,270,000	USD	8,393,215	(199,888)
03/18/2026	Morgan Stanley and Co. International PLC	ZAR	214,246,349	USD	12,478,325	(393,643)
05/13/2026	Morgan Stanley and Co. International PLC	EUR	7,570,000	USD	8,720,640	(227,444)
Subtotal—Depreciation						(7,693,041)
Total Forward Foreign Currency Contracts						$(826,025)

Open Centrally Cleared Credit Default Swap Agreements(a)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
BNP Paribas S.A.	Sell	1.00%	Quarterly	12/20/2030	0.426%	EUR	3,500,000	$110,534	$110,978	$444
UBS AG	Sell	1.00	Quarterly	12/20/2028	0.290	EUR	2,330,000	21,320	56,341	35,021
Subtotal - Appreciation								131,854	167,319	35,465
Credit Risk
Brazil Government International Bonds	Buy	(1.00)	Quarterly	12/20/2026	0.555	USD	3,720,000	(691)	(15,992)	(15,301)
Intesa Sanpaolo S.p.A.	Buy	(1.00)	Quarterly	12/20/2028	0.220	EUR	2,330,000	(14,982)	(61,958)	(46,976)
Intesa Sanpaolo S.p.A.	Buy	(1.00)	Quarterly	12/20/2030	0.360	EUR	3,500,000	(117,498)	(124,225)	(6,727)
Markit CDX North America High Yield Index, Series 45, Version 1	Buy	(5.00)	Quarterly	12/20/2030	3.155	USD	46,200,000	(3,346,559)	(3,529,911)	(183,352)
Markit iTraxx Europe Crossover Index, Series 44, Version 1	Buy	(5.00)	Quarterly	12/20/2030	2.437	EUR	36,400,000	(4,290,844)	(4,731,381)	(440,537)
Mexico Government International Bonds	Buy	(1.00)	Quarterly	12/20/2029	0.711	USD	1,705,000	11,948	(18,240)	(30,188)
Turkey Government International Bonds	Buy	(1.00)	Quarterly	12/20/2030	2.030	USD	1,400,000	88,873	63,567	(25,306)
Subtotal - Depreciation								(7,669,753)	(8,418,140)	(748,387)
Total Centrally Cleared Credit Default Swap Agreements								$(7,537,899)	$(8,250,821)	$(712,922)

(a)	Centrally cleared swap agreements collateralized by $331,913 cash held with Counterparties.
(b)
Implied credit spreads represent the current level, as of December 31, 2025, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
22
Invesco V.I. Global Strategic Income Fund

Open Centrally Cleared Interest Rate Swap Agreements(a)
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
Receive	6 Month EURIBOR	Semi-Annually	(3.47)%	Annually	03/17/2054	EUR	5,820,000	$—	$9,639	$9,639
Pay	BZDIOVRA	At Maturity	13.32	At Maturity	01/03/2033	BRL	12,790,757	—	17,084	17,084
Receive	SOFR	Annually	(3.69)	Annually	09/04/2035	USD	3,330,000	—	26,511	26,511
Pay	BZDIOVRA	At Maturity	13.54	At Maturity	01/03/2033	BRL	6,764,134	—	28,322	28,322
Pay	SOFR	Annually	3.35	Annually	11/05/2027	USD	87,460,000	—	38,537	38,537
Receive	6 Month EURIBOR	Semi-Annually	(3.36)	Annually	03/17/2054	EUR	5,330,000	—	63,413	63,413
Pay	3 Month CZK PRIBOR	Quarterly	3.79	Annually	12/02/2027	CZK	1,026,520,000	—	99,522	99,522
Receive	SOFR	Annually	(3.56)	Annually	12/12/2035	USD	7,775,000	—	151,540	151,540
Receive	SOFR	Annually	(3.52)	Annually	12/10/2035	USD	15,500,000	—	358,372	358,372
Receive	6 Month EURIBOR	Semi-Annually	(2.87)	Annually	11/06/2055	EUR	4,720,000	—	417,359	417,359
Receive	SOFR	Annually	(3.87)	Annually	11/05/2055	USD	9,790,000	—	497,962	497,962
Receive	SOFR	Annually	(3.85)	Annually	11/25/2055	USD	14,270,000	—	769,643	769,643
Receive	SOFR	Annually	(3.84)	Annually	11/04/2055	USD	19,430,000	—	1,103,381	1,103,381
Receive	6 Month EURIBOR	Semi-Annually	(2.38)	Annually	12/20/2054	EUR	8,940,000	—	1,763,752	1,763,752
Receive	6 Month EURIBOR	Semi-Annually	(1.98)	Annually	01/24/2075	EUR	5,450,000	39,094	1,885,686	1,846,592
Subtotal — Appreciation								39,094	7,230,723	7,191,629
Interest Rate Risk
Pay	6 Month EURIBOR	Semi-Annually	2.38	Annually	12/20/2054	EUR	8,940,000	—	(1,768,789)	(1,768,789)
Pay	6 Month EURIBOR	Semi-Annually	2.15	Annually	11/03/2027	EUR	268,630,000	—	(501,486)	(501,486)
Pay	6 Month EURIBOR	Semi-Annually	2.08	Annually	11/09/2027	EUR	262,180,000	(239,116)	(723,861)	(484,745)
Pay	6 Month EURIBOR	Semi-Annually	2.15	Annually	11/12/2027	EUR	127,450,000	(14,362)	(293,251)	(278,889)
Pay	6 Month EURIBOR	Semi-Annually	2.27	Annually	06/04/2028	EUR	110,970,000	10,877	(214,249)	(225,126)
Pay	KWCDC	Quarterly	2.82	Quarterly	11/16/2027	KRW	139,930,100,000	—	(183,905)	(183,905)
Receive	SOFR	Annually	(3.86)	Annually	07/15/2035	USD	11,780,000	—	(83,833)	(83,833)
Receive	SOFR	Annually	(3.86)	Annually	07/15/2035	USD	11,780,000	—	(76,724)	(76,724)
Receive	SOFR	Annually	(3.83)	Annually	08/04/2035	USD	17,635,000	—	(66,880)	(66,880)
Pay	BZDIOVRA	At Maturity	12.91	At Maturity	01/03/2033	BRL	13,120,763	—	(51,133)	(51,133)
Pay	SOFR	At Maturity	3.49	At Maturity	11/04/2026	USD	347,070,000	—	(31,004)	(31,004)
Subtotal — Depreciation								(242,601)	(3,995,115)	(3,752,514)
Total Centrally Cleared Interest Rate Swap Agreements								$(203,507)	$3,235,608	$3,439,115

(a)	Centrally cleared swap agreements collateralized by $331,913 cash held with Counterparties.

Open Over-The-Counter Credit Default Swap Agreements(a)
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 42, Version 4	Sell	5.00%	Quarterly	12/20/2029	1.381%	EUR	9,800,000	$942,948	$1,518,046	$575,098
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 42, Version 4	Sell	5.00	Quarterly	12/20/2029	0.353	EUR	18,129,761	2,920,469	3,631,518	711,049
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 42, Version 4	Sell	5.00	Quarterly	12/20/2029	1.381	EUR	5,600,000	550,670	867,455	316,785
J.P. Morgan Chase Bank, N.A.	Markit iTraxx Europe Crossover Index, Series 42, Version 4	Sell	5.00	Quarterly	12/20/2029	1.381	EUR	600,000	88,271	92,942	4,671
Subtotal—Appreciation									4,502,358	6,109,961	1,607,603
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
23
Invesco V.I. Global Strategic Income Fund

Open Over-The-Counter Credit Default Swap Agreements(a)—(continued)
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Credit Risk
J.P. Morgan Chase Bank, N.A.	Markit CDX North America High Yield Index, Series 39, Version 1	Buy	(5.00)%	Quarterly	12/20/2027	0.110%	USD	8,351,215	$(604,890)	$(775,640)	$(170,750)
Total Over-The-Counter Credit Default Swap Agreements									$3,897,468	$5,334,321	$1,436,853

(a)	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $4,890,000.
(b)
Implied credit spreads represent the current level, as of December 31, 2025, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:
AUD	—Australian Dollar
BBSW	—Bank Bill Swap Rate
BRL	—Brazilian Real
BZDIOVRA	—Brazil Ceptip DI Interbank Deposit Rate
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chile Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombia Peso
CZK	—Czech Koruna
EUR	—Euro
EURIBOR	—Euro Interbank Offered Rate
GBP	—British Pound Sterling
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
KWCDC	—South Korean Won Certificate of Deposit
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Sol
PLN	—Polish Zloty
PRIBOR	—Prague Interbank Offerred Rate
SEK	—Swedish Krona
SGD	—Singapore Dollar
SOFR	—Secured Overnight Financing Rate
SONIA	—Sterling Overnight Index Average
THB	—Thai Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
24
Invesco V.I. Global Strategic Income Fund

Consolidated Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $632,564,707)*	$634,300,637
Investments in affiliated money market funds, at value (Cost $37,316,462)	37,316,462
Other investments:
Variation margin receivable—centrally cleared swap agreements	296,960
Swaps receivable — OTC	66,683
Unrealized appreciation on swap agreements — OTC	1,607,603
Premiums paid on swap agreements — OTC	3,897,468
Unrealized appreciation on forward foreign currency contracts outstanding	6,867,016
Deposits with brokers:
Cash collateral — centrally cleared swap agreements	331,913
Cash collateral — OTC Derivatives	4,890,000
Cash	12,672,697
Foreign currencies, at value (Cost $4,419,018)	4,434,816
Receivable for:
Investments sold	14,456,902
Fund shares sold	38,854
Dividends	57,273
Interest	8,920,382
Principal paydowns	98,228
Investment for trustee deferred compensation and retirement plans	152,491
Total assets	730,406,385
Liabilities:
Other investments:
Options written, at value (premiums received $37,235,637)	28,016,262
Variation margin payable — futures and options contracts	231,458
Unrealized depreciation on forward foreign currency contracts outstanding	7,693,041
Swaps payable — OTC	13,919
Unrealized depreciation on swap agreements—OTC	170,750
Payable for:
Investments purchased	24,478,196
Fund shares reacquired	794,196
Collateral upon return of securities loaned	20,895,443
Accrued fees to affiliates	357,674
Accrued other operating expenses	1,489,042
Trustee deferred compensation and retirement plans	152,491
Collateral due to broker - OTC Derivatives	21,861
Total liabilities	84,314,333
Net assets applicable to shares outstanding	$646,092,052
Net assets consist of:
Shares of beneficial interest	$868,758,469
Distributable earnings (loss)	(222,666,417)
$646,092,052
Net Assets:
Series I	$215,951,940
Series II	$430,140,112
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	47,244,502
Series II	91,087,238
Series I:
Net asset value per share	$4.57
Series II:
Net asset value per share	$4.72

*	At December 31, 2025, securities with an aggregate value of $19,961,693 were on loan to brokers.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
25
Invesco V.I. Global Strategic Income Fund

Consolidated Statement of Operations
For the year ended December 31, 2025
Investment income:
Interest (net of foreign withholding taxes of $295,714)	$38,385,865
Dividends (net of foreign withholding taxes of $21,095)	157,710
Dividends from affiliates (includes net securities lending income of $62,293)	1,428,087
Total investment income	39,971,662
Expenses:
Advisory fees	4,640,381
Administrative services fees	1,085,371
Custodian fees	207,014
Distribution fees - Series II	1,076,576
Transfer agent fees	33,494
Trustees’ and officers’ fees and benefits	26,740
Reports to shareholders	12,633
Professional services fees	133,301
Other	100,093
Total expenses	7,315,603
Less: Fees waived and/or expenses reimbursed	(55,242)
Net expenses	7,260,361
Net investment income	32,711,301
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (net of foreign taxes of $40,927)	5,533,818
Affiliated investment securities	(736,507)
Foreign currencies	(628,287)
Forward foreign currency contracts	(23,412,713)
Futures contracts	5,637,207
Options written	32,335,581
Swap agreements	(3,911,717)
14,817,382
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	23,445,761
Affiliated investment securities	51,350
Foreign currencies	242,891
Forward foreign currency contracts	(3,684,505)
Futures contracts	(1,436,241)
Options written	11,603,077
Swap agreements	2,779,410
33,001,743
Net realized and unrealized gain	47,819,125
Net increase in net assets resulting from operations	$80,530,426
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
26
Invesco V.I. Global Strategic Income Fund

Consolidated Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$32,711,301	$36,281,358
Net realized gain (loss)	14,817,382	(5,974,157)
Change in net unrealized appreciation (depreciation)	33,001,743	(8,766,862)
Net increase in net assets resulting from operations	80,530,426	21,540,339
Distributions to shareholders from distributable earnings:
Series I	(12,289,094)	(7,703,091)
Series II	(22,732,484)	(11,996,260)
Total distributions from distributable earnings	(35,021,578)	(19,699,351)
Share transactions–net:
Series I	(45,978,792)	(16,679,080)
Series II	(32,572,823)	(27,435,826)
Net increase (decrease) in net assets resulting from share transactions	(78,551,615)	(44,114,906)
Net increase (decrease) in net assets	(33,042,767)	(42,273,918)
Net assets:
Beginning of year	679,134,819	721,408,737
End of year	$646,092,052	$679,134,819
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
27
Invesco V.I. Global Strategic Income Fund

Consolidated Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$4.29	$0.23	$0.32	$0.55	$(0.27)	$4.57	12.98%	$215,952	0.94%	0.95%	5.09%	333%
Year ended 12/31/24	4.28	0.23	(0.08)	0.15	(0.14)	4.29	3.40	245,509	0.93	0.94	5.33	354
Year ended 12/31/23	3.95	0.21	0.12	0.33	—	4.28	8.35	261,650	0.91	0.92	5.05	85
Year ended 12/31/22	4.46	0.14	(0.65)	(0.51)	—	3.95	(11.44)	259,461	0.87	0.89	3.49	85
Year ended 12/31/21	4.83	0.12	(0.27)	(0.15)	(0.22)	4.46	(3.00)	336,327	0.82	0.86	2.59	209
Series II
Year ended 12/31/25	4.42	0.23	0.33	0.56	(0.26)	4.72	12.75	430,140	1.19	1.20	4.84	333
Year ended 12/31/24	4.41	0.23	(0.10)	0.13	(0.12)	4.42	3.02	433,626	1.18	1.19	5.08	354
Year ended 12/31/23	4.08	0.20	0.13	0.33	—	4.41	8.09	459,758	1.16	1.17	4.80	85
Year ended 12/31/22	4.61	0.13	(0.66)	(0.53)	—	4.08	(11.50)	480,999	1.12	1.14	3.24	85
Year ended 12/31/21	4.99	0.11	(0.28)	(0.17)	(0.21)	4.61	(3.37)	612,996	1.07	1.11	2.34	209

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.
28
Invesco V.I. Global Strategic Income Fund

Notes to Consolidated Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Global Strategic Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these consolidated financial statements pertains only to the Fund and the Invesco V.I. Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary by the Fund organized under the laws of the Cayman Islands. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund will seek to gain exposure to Regulation S securities primarily through investments in the Subsidiary. The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund may invest up to 25% of its total assets in the Subsidiary.
The Fund’s investment objective is to seek total return.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment ("unreliable"). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures ("Valuation Procedures"). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for
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Invesco V.I. Global Strategic Income Fund

revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders.  As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.  Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained.  Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code.  Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions.  Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s consolidated financial statements.
J.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate
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Invesco V.I. Global Strategic Income Fund

debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.
Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.
L.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Consolidated Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Consolidated Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Consolidated Statement of Operations.
M.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
N.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
O.
Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant
31
Invesco V.I. Global Strategic Income Fund

(broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
P.
Call Options Purchased and Written – The Fund may write covered call options to reduce the volatility of the Fund’s investment portfolio and to earn premiums and/or buy call options for the purpose of acquiring the underlying reference asset for its portfolio, or on underlying reference assets against which it has written other call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period.  Options written by the Fund normally will have expiration dates between three and nine months from the date written.  The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”.  A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium.  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index.  Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities.  The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written.  If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.  If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.  Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.  A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.
When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities.  The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased.  Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.  A risk in buying an option is that the Fund pays a premium whether or not the option is exercised.  In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
Q.
Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.
Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.
Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
R.
Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
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Invesco V.I. Global Strategic Income Fund

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer "par value" or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2025, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
S.
Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance.  The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.  These transactions increase the Fund’s portfolio turnover rate.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction.  If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.  Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
T.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
U.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
V.
Other Risks - Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to company, political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Fund to a substantial risk of loss.
The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
33
Invesco V.I. Global Strategic Income Fund

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act, and, except as otherwise noted in the Fund’s prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended, and could negatively affect the Fund and its shareholders.
Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.
Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investments in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
To the extent the Fund invests in emerging markets, emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets.
The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.500%
Over $5 billion	0.480%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.70%.
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above. To the extent the Fund invests in the Subsidiary, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from the Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from the Subsidiary.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to
34
Invesco V.I. Global Strategic Income Fund

any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $55,242.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $93,960 for accounting and fund administrative services and was reimbursed $991,411 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Consolidated Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$189,805,100	$858,521	$190,663,621
Non-U.S. Dollar Denominated Bonds & Notes	—	146,781,993	—	146,781,993
Asset-Backed Securities	—	97,419,190	3,729,636	101,148,826
U.S. Treasury Securities	—	61,827,835	—	61,827,835
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	45,447,404	—	45,447,404
Agency Credit Risk Transfer Notes	—	32,123,999	—	32,123,999
Common Stocks & Other Equity Interests	1,422,669	11,426,442	5,866	12,854,977
Variable Rate Senior Loan Interests	—	2,306,830	154,651	2,461,481
Commercial Paper	—	—	405,131	405,131
Preferred Stocks	—	—	36	36
35
Invesco V.I. Global Strategic Income Fund

	Level 1	Level 2	Level 3	Total
Money Market Funds	$16,421,019	$20,895,443	$—	$37,316,462
Options Purchased	4,485	40,580,849	—	40,585,334
Total Investments in Securities	17,848,173	648,615,085	5,153,841	671,617,099
Other Investments - Assets*
Futures Contracts	197,552	—	—	197,552
Forward Foreign Currency Contracts	—	6,867,016	—	6,867,016
Swap Agreements	—	8,834,697	—	8,834,697
	197,552	15,701,713	—	15,899,265
Other Investments - Liabilities*
Futures Contracts	(273,109)	—	—	(273,109)
Forward Foreign Currency Contracts	—	(7,693,041)	—	(7,693,041)
Options Written	—	(28,016,262)	—	(28,016,262)
Swap Agreements	—	(4,671,651)	—	(4,671,651)
	(273,109)	(40,380,954)	—	(40,654,063)
Total Other Investments	(75,557)	(24,679,241)	—	(24,754,798)
Total Investments	$17,772,616	$623,935,844	$5,153,841	$646,862,301

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$—	$—	$197,552	$197,552
Unrealized appreciation on swap agreements — Centrally Cleared(a)	35,465	—	—	7,191,629	7,227,094
Unrealized appreciation on forward foreign currency contracts outstanding	—	6,867,016	—	—	6,867,016
Unrealized appreciation on swap agreements — OTC	1,607,603	—	—	—	1,607,603
Options purchased, at value — OTC(b)	—	9,358,337	—	31,222,512	40,580,849
Options purchased, at value — Exchange-Traded	—	—	4,485	—	4,485
Total Derivative Assets	1,643,068	16,225,353	4,485	38,611,693	56,484,599
Derivatives not subject to master netting agreements	(35,465)	—	(4,485)	(7,389,181)	(7,429,131)
Total Derivative Assets subject to master netting agreements	$1,607,603	$16,225,353	$—	$31,222,512	$49,055,468

Value
Derivative Liabilities	Credit Risk	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$—	$—	$(273,109)	$(273,109)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	(748,387)	—	(3,752,514)	(4,500,901)
Unrealized depreciation on forward foreign currency contracts outstanding	—	(7,693,041)	—	(7,693,041)
Unrealized depreciation on swap agreements — OTC	(170,750)	—	—	(170,750)
Options written, at value — OTC	(217,026)	(6,173,720)	(21,625,516)	(28,016,262)
Total Derivative Liabilities	(1,136,163)	(13,866,761)	(25,651,139)	(40,654,063)
Derivatives not subject to master netting agreements	748,387	—	4,025,623	4,774,010
Total Derivative Liabilities subject to master netting agreements	$(387,776)	$(13,866,761)	$(21,625,516)	$(35,880,053)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.
36
Invesco V.I. Global Strategic Income Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2025.
	Financial Derivative Assets				Financial Derivative Liabilities					Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$—	$40,650	$—	$40,650	$—	$(387,797)	$—	$(387,797)	$(347,147)	$—	$230,000	$(117,147)
BNP Paribas S.A.	7,136	26,872	—	34,008	−	(224,333)	—	(224,333)	(190,325)	—	190,325	—
Deutsche Bank AG	86,532	698,666	—	785,198	(768,282)	(112,302)	—	(880,584)	(95,386)	—	95,386	—
Goldman Sachs International	5,168,315	6,596,808	—	11,765,123	(3,692,620)	(7,143,019)	—	(10,835,639)	929,484	—	(929,484)	—
J.P. Morgan Chase Bank, N.A.	845,101	17,976,739	1,674,286	20,496,126	(1,510,568)	(10,071,415)	(184,669)	(11,766,652)	8,729,474	(8,295,179)	—	434,295
Merrill Lynch International	395,342	1,859,078	—	2,254,420	(1,100,484)	(4,489,771)	—	(5,590,255)	(3,335,835)	—	3,120,000	(215,835)
Morgan Stanley and Co. International PLC	296,232	13,184,486	—	13,480,718	(621,087)	(5,587,625)	—	(6,208,712)	7,272,006	—	—	7,272,006
UBS AG	68,358	197,550	—	265,908	−	—	—	—	265,908	(265,908)	—	—
Total	$6,867,016	$40,580,849	$1,674,286	$49,122,151	$(7,693,041)	$(28,016,262)	$(184,669)	$(35,893,972)	$13,228,179	$(8,561,087)	$2,706,227	$7,373,319
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
	Location of Gain (Loss) on Consolidated Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(23,412,713)	$-	$-	$(23,412,713)
Futures contracts	-	-	-	5,637,207	5,637,207
Options purchased(a)	-	7,595,163	(431,155)	(591,245)	6,572,763
Options written	-	8,240,318	-	24,095,263	32,335,581
Swap agreements	(3,053,360)	-	-	(858,357)	(3,911,717)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(3,684,505)	-	-	(3,684,505)
Futures contracts	-	-	-	(1,436,241)	(1,436,241)
Options purchased(a)	-	732,043	(150,704)	840,540	1,421,879
Options written	416,753	2,453,715	-	8,732,609	11,603,077
Swap agreements	463,827	-	-	2,315,583	2,779,410
Total	$(2,172,780)	$(8,075,979)	$(581,859)	$38,735,359	$27,904,741

(a)
Options purchased are included in the net realized gain (loss) from unaffiliated investment securities and the change in net unrealized appreciation (depreciation)
on unaffiliated investment securities.

The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Futures Contracts	Future Options Purchased	Index Options Purchased	Swaptions Purchased	Foreign Currency Options Purchased	Future Options Written	Swaptions Written	Foreign Currency Options Written	Swap Agreements
Average notional value	$1,331,451,756	$433,714,063	$210,276,000	$19,371,667	$720,014,980	$407,134,292	$205,136,373	$2,396,915,115	$399,509,000	$1,060,820,118
Average contracts	—	—	1,947	32	—	—	1,858	—	—	—

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
37
Invesco V.I. Global Strategic Income Fund

NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank.  Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$35,021,578	$19,699,351

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$32,934,446
Net unrealized appreciation — investments	10,326,673
Net unrealized appreciation (depreciation) — foreign currencies	(273,488)
Temporary book/tax differences	(140,315)
Capital loss carryforward	(265,513,733)
Shares of beneficial interest	868,758,469
Total net assets	$646,092,052
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddles, partnerships and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of December 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$118,645,850	$146,867,883	$265,513,733
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $458,155,414 and $488,788,840, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$49,314,917
Aggregate unrealized (depreciation) of investments	(38,988,244)
Net unrealized appreciation of investments	$10,326,673
Cost of investments for tax purposes is $640,433,096.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, income from the Subsidiary, elimination entry, dollar rolls and derivative instruments, on December 31, 2025, undistributed net investment income was increased by $2,608,378 and undistributed net realized gain (loss) was decreased by $2,608,378. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
38
Invesco V.I. Global Strategic Income Fund

NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	2,140,435	$9,796,916	3,509,240	$15,059,604
Series II	3,033,322	14,184,597	3,986,195	17,633,516
Issued as reinvestment of dividends:
Series I	2,761,594	12,289,094	1,795,593	7,703,091
Series II	4,941,845	22,732,484	2,707,959	11,996,260
Reacquired:
Series I	(14,926,324)	(68,064,802)	(9,128,654)	(39,441,775)
Series II	(14,984,535)	(69,489,904)	(12,823,492)	(57,065,602)
Net increase (decrease) in share activity	(17,033,663)	$(78,551,615)	(9,953,159)	$(44,114,906)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 76% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

39
Invesco V.I. Global Strategic Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Global Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco V.I. Global Strategic Income Fund and its subsidiary (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related consolidated statement of operations for the year ended December 31, 2025, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the consolidated financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, brokers, agent banks and portfolio company investees; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
40
Invesco V.I. Global Strategic Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	4.97%
Qualified Business Income*	0.00%
Business Interest Income*	87.50%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
41
Invesco V.I. Global Strategic Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
42
Invesco V.I. Global Strategic Income Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Government Money Market Fund

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
12	Report of Independent Registered Public Accounting Firm
13	Tax Information
14	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VIGMKT-NCSR

Schedule of Investments
December 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Government Sponsored Agency Securities-21.23%
Federal Farm Credit Bank (FFCB)-18.03%
Federal Farm Credit Bank (SOFR + 0.09%)(a)	3.80%	02/02/2026	$4,000	$4,000,000
Federal Farm Credit Bank (1 mo. EFFR + 0.12%)(a)	3.76%	03/06/2026	3,000	3,000,000
Federal Farm Credit Bank (SOFR + 0.09%)(a)	3.80%	05/14/2026	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.10%)(a)	3.81%	06/03/2026	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.10%)(a)	3.81%	06/24/2026	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.10%)(a)	3.81%	07/01/2026	3,000	3,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	3.85%	08/26/2026	1,500	1,500,000
Federal Farm Credit Bank (SOFR + 0.13%)(a)	3.84%	08/28/2026	3,000	3,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	3.85%	09/04/2026	1,000	1,000,000
Federal Farm Credit Bank (1 mo. EFFR + 0.05%)(a)	3.69%	09/17/2026	8,000	8,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	3.85%	09/25/2026	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	3.85%	10/01/2026	4,000	4,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	3.85%	10/15/2026	3,000	3,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	3.85%	12/02/2026	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.09%)(a)	3.80%	12/29/2026	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	3.85%	12/30/2026	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	3.85%	01/14/2027	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.08%)(a)	3.79%	03/11/2027	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.12%)(a)	3.83%	05/06/2027	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(a)	3.77%	06/23/2027	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.13%)(a)	3.84%	09/02/2027	3,000	3,000,000
Federal Farm Credit Bank (SOFR + 0.13%)(a)	3.84%	09/22/2027	6,000	6,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(a)	3.85%	10/01/2027	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.08%)(a)	3.79%	10/08/2027	3,000	3,000,000
				90,500,000
Federal Home Loan Bank (FHLB)-1.99%
Federal Home Loan Bank (SOFR + 0.13%)(a)	3.84%	02/09/2026	10,000	10,000,000
U.S. International Development Finance Corp. (DFC)-1.21%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate )(b)	3.63%	01/13/2026	6,044	6,043,710
Total U.S. Government Sponsored Agency Securities (Cost $106,543,710)				106,543,710
U.S. Treasury Securities-18.53%
U.S. Treasury Bills-15.93%(c)
U.S. Treasury Bills	3.83%	01/02/2026	509	508,946
U.S. Treasury Bills	3.87%	01/08/2026	25,000	24,981,285
U.S. Treasury Bills	4.05%	02/05/2026	10,000	9,961,388
U.S. Treasury Bills	4.02%-4.05%	02/12/2026	20,000	19,907,717
U.S. Treasury Bills	4.11%-4.12%	03/19/2026	10,000	9,915,514
U.S. Treasury Bills	4.07%	07/09/2026	10,000	9,794,121
U.S. Treasury Bills	3.91%	08/06/2026	5,000	4,886,497
				79,955,468
U.S. Treasury Floating Rate Notes-0.60%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.25%)(a)	3.85%	01/31/2026	3,000	3,000,101
U.S. Treasury Notes-2.00%
U.S. Treasury Notes	4.63%	06/30/2026	10,000	10,033,398
Total U.S. Treasury Securities (Cost $92,988,967)				92,988,967
U.S. Government Sponsored Agency Mortgage-Backed Securities-8.77%
Federal Home Loan Mortgage Corp. (FHLMC)-5.38%
Federal Home Loan Mortgage Corp. (SOFR + 0.10%)(a)	3.81%	02/09/2026	15,000	15,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.14%)(a)	3.85%	09/04/2026	4,000	4,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Home Loan Mortgage Corp. (FHLMC)-(continued)
Federal Home Loan Mortgage Corp. (SOFR + 0.14%)(a)	3.85%	10/16/2026	$3,000	$3,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.14%)(a)	3.85%	10/29/2026	2,000	2,000,000
Federal Home Loan Mortgage Corp. (SOFR + 0.14%)(a)	3.85%	09/22/2027	3,000	3,000,000
				27,000,000
Federal National Mortgage Association (FNMA)-3.39%
Federal National Mortgage Association (SOFR + 0.14%)(a)	3.85%	08/21/2026	4,000	4,000,000
Federal National Mortgage Association (SOFR + 0.14%)(a)	3.85%	09/11/2026	4,000	4,000,000
Federal National Mortgage Association (SOFR + 0.14%)(a)	3.85%	11/20/2026	2,000	2,000,000
Federal National Mortgage Association (SOFR + 0.14%)(a)	3.85%	12/11/2026	5,000	5,000,000
Federal National Mortgage Association (SOFR + 0.08%)(a)	3.79%	12/22/2027	2,000	2,000,000
				17,000,000
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $44,000,000)				44,000,000
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-48.53% (Cost $243,532,677)				243,532,677
			Repurchase Amount
Repurchase Agreements-51.07%(d)
Bank of Montreal, joint term agreement dated 12/04/2025, aggregate maturing value of $501,732,500 (collateralized by agency mortgage-backed securities valued at $510,000,000; 2.00% - 6.50%; 03/01/2037 - 03/01/2063)(e)	3.78%	01/07/2026	2,006,930	2,000,000
BMO Capital Markets Corp., joint term agreement dated 12/31/2025, aggregate maturing value of $1,505,468,750 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,530,000,019; 1.38% - 7.00%; 09/15/2027 - 02/16/2068)(e)	3.75%	02/04/2026	15,054,688	15,000,000
BNP Paribas Securities Corp., joint term agreement dated 07/10/2025, aggregate maturing value of $2,500,529,167 (collateralized by agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $2,550,000,001; 0.01% - 8.00%; 02/25/2026 - 10/20/2065)(e)(f)	3.81%	01/02/2026	5,001,058	5,000,000
BNP Paribas Securities Corp., joint term agreement dated 07/28/2025, aggregate maturing value of $2,000,415,555 (collateralized by agency mortgage-backed securities valued at $2,040,000,000; 1.22% - 8.00%; 03/25/2026 - 01/01/2056)(e)(f)	3.74%	01/02/2026	30,006,233	30,000,000
BNP Paribas Securities Corp., joint term agreement dated 08/20/2025, aggregate maturing value of $4,143,991,111 (collateralized by U.S. Treasury obligations valued at $4,080,000,150; 0.00% - 6.13%; 02/05/2026 - 11/15/2055)(e)	3.88%	07/20/2026	31,079,933	30,000,000
BofA Securities, Inc., joint term agreement dated 07/28/2025, aggregate maturing value of $1,750,370,417 (collateralized by U.S. Treasury obligations valued at $1,785,000,438; 0.50% - 4.63%; 02/15/2027 - 11/15/2054)(e)(f)	3.81%	01/02/2026	10,002,117	10,000,000
BofA Securities, Inc., joint term agreement dated 07/29/2025, aggregate maturing value of $1,000,212,779 (collateralized by agency mortgage-backed securities valued at $1,020,000,000; 1.50% - 6.50%; 08/25/2030 - 12/20/2073)(e)(f)	3.83%	01/02/2026	10,002,128	10,000,000
J.P. Morgan Securities LLC, joint open agreement dated 09/17/2024 (collateralized by agency mortgage-backed securities and a U.S. government sponsored agency obligation valued at $1,020,000,005; 1.00% - 9.00%; 01/01/2026 - 10/15/2060)(g)	3.75%	01/02/2026	10,033,972	10,000,000
Metropolitan Life Insurance Co., joint term agreement dated 12/31/2025, aggregate maturing value of $350,276,988 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $356,652,442; 0.00% - 4.63%; 01/13/2026 - 08/15/2052)	3.85%	01/07/2026	15,014,682	15,003,450
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 12/31/2025, aggregate maturing value of $1,920,070,083 (collateralized by U.S. Treasury obligations valued at $1,956,750,953; 1.13% - 4.38%; 01/31/2027 - 11/15/2040)	3.84%	01/07/2026	64,341,756	64,293,750
RBC Dominion Securities Inc., joint term agreement dated 08/26/2025, aggregate maturing value of $1,020,366,425 (collateralized by U.S. Treasury obligations valued at $1,018,524,820; 0.00% - 5.00%; 01/22/2026 - 02/15/2055)(e)	3.87%	07/27/2026	7,251,335	7,000,000
RBC Dominion Securities Inc., joint term agreement dated 08/26/2025, aggregate maturing value of $1,038,725,556 (collateralized by U.S. Treasury obligations valued at $1,033,890,177; 0.00% - 6.50%; 01/15/2026 - 11/15/2055)(e)	3.83%	08/26/2026	6,232,353	6,000,000
RBC Dominion Securities Inc., joint term agreement dated 08/27/2025, aggregate maturing value of $831,486,425 (collateralized by U.S. Treasury obligations valued at $830,242,475; 0.00% - 5.00%; 01/29/2026 - 11/15/2055)(e)	3.87%	07/24/2026	9,319,275	9,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
RBC Dominion Securities Inc., joint term agreement dated 12/04/2025, aggregate maturing value of $2,035,573,333 (collateralized by agency mortgage-backed securities, a U.S. government sponsored agency obligation and U.S. Treasury obligations valued at $2,045,839,021; 0.00% - 7.00%; 09/30/2026 - 07/15/2066)(e)	3.68%	05/28/2026	$7,124,507	$7,000,000
Royal Bank of Canada, joint term agreement dated 09/29/2025, aggregate maturing value of $2,075,086,640 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,065,834,721; 0.00% - 7.00%; 02/19/2026 - 03/01/2063)(e)	3.69%	09/01/2026	9,309,960	9,000,000
Royal Bank of Canada, joint term agreement dated 12/03/2025, aggregate maturing value of $3,060,833,333 (collateralized by U.S. Treasury obligations valued at $3,068,997,659; 0.50% - 4.88%; 01/15/2026 - 02/15/2055)(e)	3.65%	06/22/2026	10,202,778	10,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 12/31/2025, aggregate maturing value of $5,301,133,611 (collateralized by agency mortgage-backed securities valued at $5,418,738,896; 2.00% - 6.50%; 10/20/2042 - 12/20/2055)	3.85%	01/02/2026	1,968,501	1,968,080
Wells Fargo Securities, LLC, joint term agreement dated 09/12/2025, aggregate maturing value of $1,142,635,200 (collateralized by agency mortgage-backed securities valued at $1,142,400,001; 1.50% - 7.50%; 06/01/2028 - 01/01/2056)	3.87%	03/19/2026	15,303,150	15,000,000
Total Repurchase Agreements (Cost $256,265,280)				256,265,280
TOTAL INVESTMENTS IN SECURITIES(h)-99.60% (Cost $499,797,957)				499,797,957
OTHER ASSETS LESS LIABILITIES-0.40%				2,029,732
NET ASSETS-100.00%				$501,827,689
Investment Abbreviations:
EFFR	-Effective Federal Funds Rate
SOFR	-Secured Overnight Financing Rate
VRD	-Variable Rate Demand
Notes to Schedule of Investments:
(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2025.
(b)
Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on December 31, 2025.

(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	Principal amount equals value at period end. See Note 1J.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)	Interest rate is redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.
(g)
Either party may terminate the agreement upon demand. Interest rate, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(h)	Also represents cost for federal income tax purposes.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Government Money Market Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$243,532,677
Repurchase agreements, at value and cost	256,265,280
Cash	42
Receivable for:
Fund shares sold	11,471
Interest	2,794,343
Investment for trustee deferred compensation and retirement plans	34,299
Other assets	678
Total assets	502,638,790
Liabilities:
Payable for:
Fund shares reacquired	322,877
Dividends	27,223
Accrued fees to affiliates	381,963
Accrued operating expenses	40,428
Trustee deferred compensation and retirement plans	38,610
Total liabilities	811,101
Net assets applicable to shares outstanding	$501,827,689
Net assets consist of:
Shares of beneficial interest	$502,045,725
Distributable earnings (loss)	(218,036)
$501,827,689
Net Assets:
Series I	$362,024,736
Series II	$139,802,953
Shares outstanding, no par value, unlimited number of shares authorized:
Series I	362,148,746
Series II	139,851,118
Series I:
Net asset value and offering price per share	$1.00
Series II:
Net asset value and offering price per share	$1.00
Statement of Operations
For the year ended December 31, 2025
Investment income:
Interest	$39,236,139
Expenses:
Advisory fees	1,352,755
Administrative services fees	1,901,740
Custodian fees	20,049
Distribution fees - Series II	376,245
Transfer agent fees	45,096
Trustees’ and officers’ fees and benefits	31,326
Reports to shareholders	10,835
Professional services fees	55,160
Other	7,205
Total expenses	3,800,411
Net investment income	35,435,728
Net realized gain from unaffiliated investment securities	74,200
Net increase in net assets resulting from operations	$35,509,928
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Government Money Market Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$35,435,728	$44,047,085
Net realized gain	74,200	52,038
Net increase in net assets resulting from operations	35,509,928	44,099,123
Distributions to shareholders from distributable earnings:
Series I	(29,870,003)	(37,649,536)
Series II	(5,565,725)	(6,397,549)
Total distributions from distributable earnings	(35,435,728)	(44,047,085)
Share transactions-net:
Series I	(424,226,386)	1,708,318
Series II	(15,169,131)	36,552,918
Net increase (decrease) in net assets resulting from share transactions	(439,395,517)	38,261,236
Net increase (decrease) in net assets	(439,321,317)	38,313,274
Net assets:
Beginning of year	941,149,006	902,835,732
End of year	$501,827,689	$941,149,006
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Government Money Market Fund

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets
Series I
Year ended 12/31/25	$1.00	$0.04	$0.00	$0.04	$(0.04)	$1.00	4.01%	$362,025	0.38%	0.38%	3.97%
Year ended 12/31/24	1.00	0.05	0.00	0.05	(0.05)	1.00	4.98	786,174	0.36	0.36	4.87
Year ended 12/31/23	1.00	0.05	0.00	0.05	(0.05)	1.00	4.86	784,405	0.36	0.36	4.75
Year ended 12/31/22	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.45	968,240	0.28	0.28	1.50
Year ended 12/31/21	1.00	0.00	-	0.00	(0.00)	1.00	0.01	688,779	0.07	0.34	0.01
Series II
Year ended 12/31/25	1.00	0.04	0.00	0.04	(0.04)	1.00	3.76	139,803	0.63	0.63	3.72
Year ended 12/31/24	1.00	0.05	0.00	0.05	(0.05)	1.00	4.72	154,975	0.61	0.61	4.62
Year ended 12/31/23	1.00	0.05	0.00	0.05	(0.05)	1.00	4.60	118,430	0.61	0.61	4.50
Year ended 12/31/22	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.25	107,954	0.48	0.53	1.30
Year ended 12/31/21	1.00	0.00	-	0.00	(0.00)	1.00	0.01	78,539	0.07	0.59	0.01

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Government Money Market Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Government Money Market Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services — Investment Companies.
The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act (the "Rule") and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee requirements at this time, as permitted by the Rule.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by the Rule. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
B.
Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative settled shares of each class.
C.
Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.
Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative settled shares.
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Invesco V.I. Government Money Market Fund

G.
Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
K.
Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $404,345 for accounting and fund administrative services and was reimbursed $1,497,395 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc., (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. 12b-1 fees before fee waivers are shown as Distribution fees in the Statement of Operations.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
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Invesco V.I. Government Money Market Fund

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of December 31, 2025, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2025 and December 31, 2024:
	2025	2024
Ordinary income*	$35,435,728	$44,047,085

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$23,825
Temporary book/tax differences	(22,349)
Capital loss carryforward	(219,512)
Shares of beneficial interest	502,045,725
Total net assets	$501,827,689
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of December 31, 2025 as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$219,512	$-	$219,512

*
Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Share Information
	Summary of Share Activity
	Years ended December 31,
	2025(a)		2024
	Shares	Amount	Shares	Amount
Sold:
Series I	1,614,159,751	$1,614,159,751	1,650,667,089	$1,650,667,089
Series II	26,997,703	26,997,703	92,580,541	92,580,541
Issued as reinvestment of dividends:
Series I	29,489,406	29,489,406	37,202,178	37,202,178
Series II	5,565,725	5,565,725	6,397,549	6,397,549
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Invesco V.I. Government Money Market Fund

	Summary of Share Activity
	Years ended December 31,
	2025(a)		2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(2,067,875,543)	$(2,067,875,543)	(1,686,160,949)	$(1,686,160,949)
Series II	(47,732,559)	(47,732,559)	(62,425,172)	(62,425,172)
Net increase (decrease) in share activity	(439,395,517)	$(439,395,517)	38,261,236	$38,261,236

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 80% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

11
Invesco V.I. Government Money Market Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Money Market Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
12
Invesco V.I. Government Money Market Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	100.00%
U.S. Treasury Obligations*	12.16%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
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Invesco V.I. Government Money Market Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
14
Invesco V.I. Government Money Market Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Government Securities Fund

2	Schedule of Investments
7	Financial Statements
9	Financial Highlights
10	Notes to Financial Statements
17	Report of Independent Registered Public Accounting Firm
18	Tax Information
19	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VIGOV-NCSR

Schedule of Investments
December 31, 2025

Principal Amount		Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–55.49%
Collateralized Mortgage Obligations–6.63%
Fannie Mae ACES, Series 2019-M5, Class A2, 3.27%, 02/25/2029	$4,551,854	$4,473,995
Fannie Mae REMICs,
7.00%, 09/18/2027	45	45
1.50%, 01/25/2028	170,028	167,600
6.50%, 03/25/2032	130,378	137,594
5.75%, 10/25/2035	21,642	22,315
4.29% (30 Day Average SOFR + 0.41%), 05/25/2036(a)	526,674	521,054
4.44% (30 Day Average SOFR + 0.56%), 03/25/2037(a)	339,070	336,627
6.60%, 06/25/2039(b)	666,460	698,602
4.00%, 07/25/2040	358,296	354,709
4.54% (30 Day Average SOFR + 0.66%), 02/25/2041(a)	10,497	10,495
4.49% (30 Day Average SOFR + 0.61%), 05/25/2041(a)	94,305	94,180
4.51% (30 Day Average SOFR + 0.63%), 11/25/2041(a)	333,038	331,775
4.64% (30 Day Average SOFR + 0.43%), 08/25/2044(a)	412,774	403,673
4.80% (30 Day Average SOFR + 0.59%), 02/25/2056(a)	826,197	820,708
4.74% (30 Day Average SOFR + 0.53%), 12/25/2056(a)	1,021,396	1,002,405
IO, 2.00%, 03/25/2051(c)	2,262,950	316,993
Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KS11, Class AFX1, 2.15%, 12/25/2028	3,187,619	3,096,858
Series K092, Class AM, 3.02%, 04/25/2029	5,000,000	4,858,751
Freddie Mac REMICs,
4.60% (30 Day Average SOFR + 0.61%), 12/15/2035(a)	345,082	343,725
4.40% (30 Day Average SOFR + 0.41%), 03/15/2036 to 09/15/2044(a)	422,441	420,143
4.67% (30 Day Average SOFR + 0.46%), 11/15/2036(a)	566,346	559,778
4.47% (30 Day Average SOFR + 0.48%), 03/15/2037(a)	307,928	304,944
4.50% (30 Day Average SOFR + 0.51%), 06/15/2037(a)	479,850	475,802
4.96% (30 Day Average SOFR + 0.97%), 11/15/2039(a)	179,758	181,217
4.55% (30 Day Average SOFR + 0.56%), 03/15/2040 to 02/15/2042(a)	1,116,723	1,109,062
Freddie Mac STRIPS, 4.67%(30 Day Average SOFR + 0.46%), 10/15/2037(a)	426,446	421,505
		21,464,555
	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–11.45%
8.50%, 12/01/2026 to 08/01/2031	$16,360	$16,849
7.05%, 05/20/2027	1,923	1,931
6.50%, 08/01/2028 to 12/01/2035	434,973	453,748
7.00%, 08/01/2028 to 11/01/2035	549,356	579,106
6.00%, 09/01/2029 to 12/01/2053	4,929,470	5,075,308
7.50%, 09/01/2030 to 06/01/2035	194,578	200,579
6.03%, 10/20/2030	156,384	159,110
8.00%, 11/17/2030 to 02/01/2035	30,157	30,728
3.00%, 02/01/2032 to 01/01/2050	7,126,720	6,457,166
2.50%, 09/01/2034 to 12/01/2050	9,244,797	8,525,755
5.00%, 01/01/2037 to 01/01/2040	259,046	266,794
4.50%, 01/01/2040 to 08/01/2041	1,338,638	1,347,453
5.50%, 11/01/2052 to 05/01/2053	11,282,784	11,589,918
ARM, 6.51% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.88%), 09/01/2035(a)	512,954	531,476
6.64% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.86%), 07/01/2036(a)	549,329	572,033
6.26% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.51%), 10/01/2036(a)	111,913	114,992
6.51% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.91%), 10/01/2036(a)	19,050	19,911
6.41% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.95%), 11/01/2037(a)	96,004	99,526
7.08% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.08%), 01/01/2038(a)	13,790	14,257
6.62% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.89%), 07/01/2038(a)	116,756	121,158
6.57% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.78%), 06/01/2043(a)	156,595	163,582
6.53% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.64%), 01/01/2048(a)	728,854	757,934
		37,099,314
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Government Securities Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–12.08%
6.50%, 07/01/2026 to 11/01/2037	$350,943	$369,103
8.00%, 09/01/2026 to 07/01/2037	384,922	402,763
7.50%, 12/01/2026 to 08/01/2037	758,979	781,179
8.50%, 12/01/2026 to 12/01/2036	80,217	84,494
3.50%, 05/01/2027 to 08/01/2027	248,972	246,925
6.00%, 06/01/2027 to 11/01/2055	8,079,842	8,385,612
0.75%, 10/08/2027	6,000,000	5,721,021
7.00%, 01/01/2028 to 02/01/2036	220,176	230,569
3.00%, 12/01/2031 to 03/01/2050	3,346,588	3,135,475
5.00%, 08/01/2033 to 04/01/2053	2,963,044	2,990,957
2.50%, 12/01/2034 to 07/01/2035	6,503,544	6,179,738
5.50%, 04/01/2035 to 05/01/2035	367,246	378,616
2.00%, 09/01/2035 to 03/01/2051	5,796,417	4,968,557
4.50%, 06/01/2039 to 08/01/2041	1,261,666	1,264,286
4.00%, 09/01/2043 to 12/01/2048	3,499,348	3,401,510
ARM, 6.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.36%), 10/01/2034(a)	254,060	262,895
6.23% (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(a)	27,764	28,935
6.59% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.72%), 03/01/2038(a)	9,587	9,883
6.19% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.77%), 02/01/2042(a)	89,515	92,910
6.27% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.52%), 08/01/2043(a)	66,534	68,700
6.00% (1 yr. U.S. Treasury Yield Curve Rate + 1.88%), 05/01/2044(a)	124,277	128,112
		39,132,240
	Principal Amount	Value
Government National Mortgage Association (GNMA)–19.64%
6.50%, 02/15/2026 to 09/15/2034	$402,772	$415,893
6.38%, 10/20/2027	14,012	14,070
7.00%, 11/15/2027 to 12/15/2036	211,415	216,454
7.50%, 08/15/2028 to 10/15/2035	159,405	166,280
6.00%, 09/15/2029 to 08/15/2033	101,963	103,609
8.00%, 12/15/2030 to 01/15/2037	226,890	234,964
6.10%, 12/20/2033	942,083	980,026
5.66%, 08/20/2034(b)	214,209	219,215
8.50%, 10/15/2036 to 01/15/2037	93,359	95,655
5.87%, 01/20/2039(b)	966,478	1,004,819
4.65% (1 mo. Term SOFR + 0.91%), 09/16/2039(a)	253,775	254,880
4.55% (1 mo. Term SOFR + 0.81%), 05/20/2040(a)	655,312	656,310
4.53%, 07/20/2041(b)	190,984	192,830
5.28%, 09/20/2041	534,986	553,826
4.10% (1 mo. Term SOFR + 0.36%), 01/20/2042(a)	7,637	7,560
3.50%, 10/20/2042 to 06/20/2050	4,240,610	3,886,638
4.29% (1 mo. Term SOFR + 0.41%), 08/20/2047(a)	1,388,706	1,352,648
3.00%, 10/20/2048 to 11/20/2049	6,907,389	6,274,311
2.50%, 07/20/2049	2,036,246	1,837,922
TBA, 2.00%, 01/01/2056(d)	12,000,000	9,941,202
2.50%, 01/01/2056(d)	7,620,000	6,574,036
4.50%, 01/01/2056(d)	7,500,000	7,306,641
5.00%, 01/01/2056(d)	12,050,000	12,024,343
5.50%, 01/01/2056(d)	6,985,000	7,053,821
Series 2020-137, Class A, 1.50%, 04/16/2062	2,961,539	2,246,730
		63,614,683
Uniform Mortgage-Backed Securities–5.69%
TBA, 4.50%, 01/01/2041(d)	6,851,000	6,854,479
5.00%, 01/01/2041(d)	6,811,000	6,898,755
2.50%, 01/01/2056(d)	3,732,000	3,155,581
3.00%, 01/01/2056(d)	1,705,000	1,508,326
		18,417,141
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $185,332,883)		179,727,933
U.S. Treasury Securities–26.03%
U.S. Treasury Bills–1.09%
3.53% - 4.11%, 05/14/2026(e)(f)	3,576,000	3,530,498
U.S. Treasury Bonds–1.06%
5.38%, 02/15/2031	3,200,000	3,441,125
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Government Securities Fund

Principal Amount		Value
U.S. Treasury Notes–23.88%
0.88%, 06/30/2026	$2,000,000	$1,974,067
1.50%, 08/15/2026	7,450,000	7,356,196
1.13%, 02/28/2027	9,159,000	8,913,389
2.38%, 05/15/2027	3,700,000	3,644,789
0.50%, 06/30/2027	1,900,000	1,818,359
4.38%, 07/15/2027	5,000,000	5,066,992
3.63%, 08/31/2027	9,800,000	9,822,586
3.38%, 09/15/2027	9,800,000	9,783,156
2.25%, 11/15/2027	2,900,000	2,836,109
2.75%, 02/15/2028	1,900,000	1,871,611
1.25%, 06/30/2028	4,500,000	4,259,619
2.88%, 08/15/2028	7,500,000	7,380,762
2.38%, 05/15/2029	2,600,000	2,500,367
1.63%, 08/15/2029	400,000	373,461
3.63%, 08/31/2030	9,790,000	9,756,921
		77,358,384
Total U.S. Treasury Securities (Cost $85,588,236)		84,330,007
Certificates of Deposit–17.61%
Diversified Banks–17.61%
Bank of Montreal (Canada), 4.00% (SOFR + 0.30%), 03/19/2026(a)	8,000,000	8,003,062
BNP Paribas S.A. (France), 4.03% (SOFR + 0.33%), 02/06/2026(a)	9,000,000	9,001,701
Canadian Imperial Bank of Commerce (Canada), 4.06% (SOFR + 0.36%), 08/12/2026(a)	3,000,000	3,002,384
Credit Agricole Corporate and Investment Bank (France), 4.04% (SOFR + 0.34%), 08/28/2026(a)	6,000,000	6,002,991
Credit Industriel et Commercial (France), 4.03% (SOFR + 0.33%), 08/20/2026(a)	4,000,000	4,001,844
Mizuho Bank Ltd. (Japan), 4.06% (SOFR + 0.31%), 02/25/2026(a)	9,000,000	9,002,731
Royal Bank of Canada (Canada), 4.03% (SOFR + 0.33%), 07/09/2026(a)	9,000,000	9,005,275
Standard Chartered Bank (United Kingdom), 4.03% (SOFR + 0.33%), 07/24/2026(a)	9,000,000	9,007,056
Total Certificates of Deposit (Cost $57,000,129)		57,027,044

Asset-Backed Securities–8.13%(g)
Angel Oak Mortgage Trust, Series 2025-HB1, Class A1, 5.87% (30 Day Average SOFR + 1.80%), 02/25/2055(a)(h)	492,751	496,229
Bank, Series 2017-BNK5, Class AS, 3.62%, 06/15/2060	1,800,000	1,763,349
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 0.00%, 01/25/2035(b)(i)	151,388	146,744
Chase Mortgage Finance Corp.,
Series 2016-SH1, Class M3, 3.75%, 04/25/2045(b)(h)	612,043	572,064
Series 2016-SH2, Class M3, 3.75%, 12/25/2045(b)(h)	841,171	787,222
CHNGE Mortgage Trust, Series 2023-3, Class A1, 7.10%, 07/25/2058(h)	980,756	985,489
Principal Amount		Value

Ellington Financial Mortgage Trust, Series 2022-3, Class A1, 5.00%, 08/25/2067(h)	$733,693	$731,887
FRESB Mortgage Trust, Series 2019- SB63, Class A5, 4.82% (30 Day Average SOFR + 0.81%), 02/25/2039(a)	2,122,615	2,114,314
GCAT Trust, Series 2020-NQM1, Class A3, 3.55%, 01/25/2060(h)	1,084,004	1,072,833
GS Mortgage-Backed Securities Corp. Trust, Series 2025-NQM6, Class A1, 5.02%, 11/25/2029(h)	3,287,201	3,287,347
GS Mortgage-Backed Securities Trust,
Series 2025-HE1, Class A1, 5.42% (30 Day Average SOFR + 1.55%), 10/25/2055(a)(h)	1,029,507	1,032,716
Series 2025-HE2, Class A1, 5.42% (30 Day Average SOFR + 1.55%), 12/25/2065(a)(h)	3,318,081	3,335,068
Series 2025-HE2, Class M1, 5.77% (30 Day Average SOFR + 1.90%), 12/25/2065(a)(h)	810,000	813,297
Series 2025-PJ4, Class A4, 6.00%, 09/25/2055(b)(h)	1,278,262	1,295,724
New Residential Mortgage Loan Trust, Series 2018-4A, Class A1S, 4.60% (1 mo. Term SOFR + 0.86%), 01/25/2048(a)(h)	579,703	570,175
SMB Private Education Loan Trust, Series 2021-D, Class A1A, 1.34%, 03/17/2053(h)	899,936	852,719
Textainer Marine Containers VII Ltd. (China),
Series 2020-3A, Class A, 2.11%, 09/20/2045(h)	1,303,536	1,248,712
Series 2021-2A, Class B, 2.82%, 04/20/2046(h)	2,506,667	2,354,038
Verus Securitization Trust, Series 2023-INV3, Class A3, 7.73%, 11/25/2068(b)(h)	2,834,575	2,880,523
Total Asset-Backed Securities (Cost $26,669,511)		26,340,450
Commercial Paper–6.49%
Diversified Banks–1.24%
Toronto-Dominion Bank (The) (Canada), 4.15%, 04/10/2026(h)	4,000,000	4,002,558
Diversified Capital Markets–2.78%
UBS AG, 4.24% (SOFR + 0.38%), 05/15/2026(h)	9,000,000	9,005,088
Diversified Financial Services–2.47%
BofA Securities, Inc., 4.03%, 03/19/2026	8,000,000	8,002,096
Total Commercial Paper (Cost $21,000,000)		21,009,742
Shares
Money Market Funds–4.92%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(j)(k) (Cost $15,949,906)	15,949,906	15,949,906
TOTAL INVESTMENTS IN SECURITIES–118.67% (Cost $391,540,665)		384,385,082
OTHER ASSETS LESS LIABILITIES—(18.67)%		(60,479,958)
NET ASSETS–100.00%		$323,905,124

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Government Securities Fund

Securities Sold Short
Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities Short–(0.36)%
Uniform Mortgage-Backed Securities–(0.36)%
TBA, 2.00%, 01/01/2056(d), (Total Proceeds $(1,164,375))	$(1,440,000)	$(1,164,369)
Investment Abbreviations:
ACES	– Automatically Convertible Extendable Security
ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
IBOR	– Interbank Offered Rate
IO	– Interest Only
REMICs	– Real Estate Mortgage Investment Conduits
SOFR	– Secured Overnight Financing Rate
STRIPS	– Separately Traded Registered Interest and Principal Security
TBA	– To Be Announced
USD	– U.S. Dollar
Notes to Schedule of Investments:
(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2025.
(b)
Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on December 31, 2025.

(c)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(d)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1L.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(g)	Non-U.S. government sponsored securities.
(h)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
December 31, 2025 was $35,323,689, which represented 10.91% of the Fund’s Net Assets.

(i)	Zero coupon bond issued at a discount.
(j)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,935,626	$180,023,996	$(167,009,716)	$-	$-	$15,949,906	$320,078
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	1,936,695	(1,936,695)	-	-	-	367*
Invesco Private Prime Fund	-	5,706,691	(5,706,691)	-	-	-	1,163*
Total	$2,935,626	$187,667,382	$(174,653,102)	$-	$-	$15,949,906	$321,608

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	415	March-2026	$86,647,461	$35,661	$35,661
U.S. Treasury 5 Year Notes	834	March-2026	91,160,110	(77,110)	(77,110)
U.S. Treasury 10 Year Notes	355	March-2026	39,915,312	(103,210)	(103,210)
U.S. Treasury 10 Year Ultra Notes	99	March-2026	11,386,547	(33,506)	(33,506)
Subtotal—Long Futures Contracts				(178,165)	(178,165)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Government Securities Fund

Open Futures Contracts—(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury Long Bonds	149	March-2026	$(17,223,469)	$88,209	$88,209
U.S. Treasury Ultra Bonds	8	March-2026	(944,000)	11,735	11,735
Subtotal—Short Futures Contracts				99,944	99,944
Total Futures Contracts				$(78,221)	$(78,221)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Government Securities Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $375,590,759)	$368,435,176
Investments in affiliated money market funds, at value (Cost $15,949,906)	15,949,906
Receivable for:
TBA sales commitment	1,165,415
Fund shares sold	23,623
Dividends	35,848
Interest	1,599,321
Principal paydowns	25,041
Investment for trustee deferred compensation and retirement plans	205,770
Other assets	8,275
Total assets	387,448,375
Liabilities:
Other investments:
Securities sold short, at value (proceeds $1,164,375)	1,164,369
Variation margin payable — futures contracts	181,308
Payable for:
TBA purchased commitment	61,377,096
Interest on short sales	1,040
Fund shares reacquired	311,214
Amount due custodian	66,937
Accrued fees to affiliates	167,944
Accrued other operating expenses	62,914
Trustee deferred compensation and retirement plans	210,429
Total liabilities	63,543,251
Net assets applicable to shares outstanding	$323,905,124
Net assets consist of:
Shares of beneficial interest	$355,376,684
Distributable earnings (loss)	(31,471,560)
$323,905,124
Net Assets:
Series I	$177,368,217
Series II	$146,536,907
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	16,661,830
Series II	13,897,871
Series I:
Net asset value per share	$10.65
Series II:
Net asset value per share	$10.54
Statement of Operations
For the year ended December 31, 2025
Investment income:
Interest	$11,133,093
Dividends from affiliated money market funds (includes net securities lending income of $357)	320,435
Total investment income	11,453,528
Expenses:
Advisory fees	1,566,785
Administrative services fees	525,043
Custodian fees	43,545
Distribution fees - Series II	372,808
Transfer agent fees	15,706
Trustees’ and officers’ fees and benefits	24,092
Reports to shareholders	10,884
Professional services fees	50,398
Other	4,088
Total expenses	2,613,349
Less: Fees waived and/or expenses reimbursed	(7,819)
Net expenses	2,605,530
Net investment income	8,847,998
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	1,476,756
Futures contracts	2,707,139
Securities sold short	(114,990)
4,068,905
Change in net unrealized appreciation of:
Unaffiliated investment securities	8,824,860
Futures contracts	421,730
Securities sold short	6
9,246,596
Net realized and unrealized gain	13,315,501
Net increase in net assets resulting from operations	$22,163,499
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Government Securities Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$8,847,998	$8,892,076
Net realized gain (loss)	4,068,905	(3,098,637)
Change in net unrealized appreciation (depreciation)	9,246,596	(409,590)
Net increase in net assets resulting from operations	22,163,499	5,383,849
Distributions to shareholders from distributable earnings:
Series I	(5,477,633)	(4,444,155)
Series II	(4,160,161)	(3,562,016)
Total distributions from distributable earnings	(9,637,794)	(8,006,171)
Share transactions–net:
Series I	913,270	(9,504,805)
Series II	(10,983,812)	(2,728,411)
Net increase (decrease) in net assets resulting from share transactions	(10,070,542)	(12,233,216)
Net increase (decrease) in net assets	2,455,163	(14,855,538)
Net assets:
Beginning of year	321,449,961	336,305,499
End of year	$323,905,124	$321,449,961
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco V.I. Government Securities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$10.23	$0.30	$0.45	$0.75	$(0.33)	$10.65	7.37%	$177,368	0.70%	0.70%	2.87%	379%
Year ended 12/31/24	10.32	0.29	(0.11)	0.18	(0.27)	10.23	1.72	169,900	0.70	0.70	2.80	314
Year ended 12/31/23	10.08	0.22	0.23	0.45	(0.21)	10.32	4.62	180,715	0.69	0.69	2.18	233
Year ended 12/31/22	11.48	0.15	(1.33)	(1.18)	(0.22)	10.08	(10.29)	177,203	0.68	0.68	1.38	168
Year ended 12/31/21	12.04	0.11	(0.38)	(0.27)	(0.29)	11.48	(2.27)	235,924	0.68	0.68	0.92	170
Series II
Year ended 12/31/25	10.14	0.28	0.42	0.70	(0.30)	10.54	6.95	146,537	0.95	0.95	2.62	379
Year ended 12/31/24	10.23	0.26	(0.11)	0.15	(0.24)	10.14	1.48	151,550	0.95	0.95	2.55	314
Year ended 12/31/23	9.98	0.19	0.24	0.43	(0.18)	10.23	4.46	155,590	0.94	0.94	1.93	233
Year ended 12/31/22	11.37	0.12	(1.32)	(1.20)	(0.19)	9.98	(10.58)	159,919	0.93	0.93	1.13	168
Year ended 12/31/21	11.92	0.08	(0.37)	(0.29)	(0.26)	11.37	(2.43)	196,932	0.93	0.93	0.67	170

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco V.I. Government Securities Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Government Securities Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse
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Invesco V.I. Government Securities Fund

investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower
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Invesco V.I. Government Securities Fund

or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties ("Counterparties") to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.
Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance.  The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.
The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.  These transactions increase the Fund’s portfolio turnover rate.
Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction.  If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price.  Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.
M.
Collateral —To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.
N.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.
Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.500%
Over $250 million	0.450%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.49%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 1.50% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at
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Invesco V.I. Government Securities Fund

any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $7,819.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $44,685 for accounting and fund administrative services and was reimbursed $480,358 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Government Sponsored Agency Mortgage-Backed Securities	$—	$179,727,933	$—	$179,727,933
U.S. Treasury Securities	—	84,330,007	—	84,330,007
Certificates of Deposit	—	57,027,044	—	57,027,044
Asset-Backed Securities	—	26,340,450	—	26,340,450
Commercial Paper	—	21,009,742	—	21,009,742
Money Market Funds	15,949,906	—	—	15,949,906
Total Investments in Securities	15,949,906	368,435,176	—	384,385,082
Other Investments - Assets*
Futures Contracts	135,605	—	—	135,605
Other Investments - Liabilities*
Securities Sold Short	—	(1,164,369)	—	(1,164,369)
Futures Contracts	(213,826)	—	—	(213,826)
	(213,826)	(1,164,369)	—	(1,378,195)
Total Other Investments	(78,221)	(1,164,369)	—	(1,242,590)
Total Investments	$15,871,685	$367,270,807	$—	$383,142,492

*	Futures contracts are valued at unrealized appreciation (depreciation). Securities sold short are shown at value.
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Invesco V.I. Government Securities Fund

NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Assets	Interest Rate Risk
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$135,605
Derivatives not subject to master netting agreements	(135,605)
Total Derivative Assets subject to master netting agreements	$—
Value
Derivative Liabilities	Interest Rate Risk
Unrealized depreciation on futures contracts —Exchange-Traded(a)	$(213,826)
Derivatives not subject to master netting agreements	213,826
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$2,707,139
Change in Net Unrealized Appreciation:
Futures contracts	421,730
Total	$3,128,869
The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$246,404,936

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
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Invesco V.I. Government Securities Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$9,637,794	$8,006,171

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$9,760,964
Net unrealized appreciation (depreciation) — investments	(7,335,662)
Temporary book/tax differences	(108,018)
Capital loss carryforward	(33,788,844)
Shares of beneficial interest	355,376,684
Total net assets	$323,905,124
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments and straddles.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of December 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$14,147,960	$19,640,884	$33,788,844
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $12,066,612 and $4,847,835, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,427,752
Aggregate unrealized (depreciation) of investments	(8,763,414)
Net unrealized appreciation (depreciation) of investments	$(7,335,662)
Cost of investments for tax purposes is $390,478,154.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of dollar rolls and paydowns, on December 31, 2025, undistributed net investment income was increased by $925,471 and undistributed net realized gain (loss) was decreased by $925,471. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	2,827,559	$30,076,193	1,835,595	$18,961,763
Series II	1,179,695	12,362,764	1,743,236	17,807,302
Issued as reinvestment of dividends:
Series I	516,271	5,477,633	431,891	4,444,155
Series II	395,452	4,160,161	349,217	3,562,016
15
Invesco V.I. Government Securities Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(3,282,943)	$(34,640,556)	(3,171,033)	$(32,910,723)
Series II	(2,624,660)	(27,506,737)	(2,355,412)	(24,097,729)
Net increase (decrease) in share activity	(988,626)	$(10,070,542)	(1,166,506)	$(12,233,216)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 82% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16
Invesco V.I. Government Securities Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Government Securities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Government Securities Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
17
Invesco V.I. Government Securities Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	15.96%
Qualified Business Income*	0.00%
Business Interest Income*	96.24%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
18
Invesco V.I. Government Securities Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
19
Invesco V.I. Government Securities Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Growth and Income Fund

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
15	Report of Independent Registered Public Accounting Firm
16	Tax Information
17	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VK-VIGRI-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–98.49%
Aerospace & Defense–1.90%
RTX Corp.	81,296	$14,909,686
Textron, Inc.	114,076	9,944,005
		24,853,691
Air Freight & Logistics–1.55%
FedEx Corp.	69,938	20,202,291
Application Software–1.12%
Salesforce, Inc.	55,096	14,595,481
Asset Management & Custody Banks–1.06%
KKR & Co., Inc., Class A	108,431	13,822,784
Automobile Manufacturers–1.32%
General Motors Co.	211,623	17,209,182
Biotechnology–1.21%
Regeneron Pharmaceuticals, Inc.	20,420	15,761,585
Broadline Retail–2.56%
Amazon.com, Inc.(b)	144,571	33,369,878
Building Products–1.93%
Johnson Controls International PLC	210,421	25,197,915
Communications Equipment–1.11%
Cisco Systems, Inc.(c)	188,814	14,544,342
Consumer Finance–0.86%
Capital One Financial Corp.	46,255	11,210,362
Diversified Banks–7.81%
Bank of America Corp.	748,874	41,188,070
PNC Financial Services Group, Inc. (The)	80,729	16,850,564
Wells Fargo & Co.	471,467	43,940,725
		101,979,359
Electric Utilities–3.26%
American Electric Power Co., Inc.	96,706	11,151,169
FirstEnergy Corp.	235,973	10,564,511
PPL Corp.	594,172	20,807,904
		42,523,584
Electrical Components & Equipment–1.96%
Emerson Electric Co.	119,819	15,902,378
Vertiv Holdings Co., Class A	59,893	9,703,265
		25,605,643
Electronic Components–1.69%
Coherent Corp.(b)	119,556	22,066,451
Electronic Equipment & Instruments–1.62%
Ralliant Corp.	219,774	11,188,695
Zebra Technologies Corp., Class A(b)	41,076	9,974,074
		21,162,769
Fertilizers & Agricultural Chemicals–0.77%
Corteva, Inc.	149,024	9,989,079
Shares		Value
Food Distributors–3.36%
Sysco Corp.	297,261	$21,905,163
US Foods Holding Corp.(b)	290,984	21,916,915
		43,822,078
Footwear–1.48%
NIKE, Inc., Class B	304,037	19,370,197
Health Care Equipment–2.67%
Becton, Dickinson and Co.	63,871	12,395,445
Medtronic PLC	234,105	22,488,126
		34,883,571
Health Care Services–1.43%
CVS Health Corp.	235,396	18,681,027
Household Products–1.42%
Procter & Gamble Co. (The)	129,575	18,569,393
Industrial Gases–0.16%
Air Products and Chemicals, Inc.	8,622	2,129,806
Industrial Machinery & Supplies & Components–3.16%
Fortive Corp.	272,702	15,055,878
Parker-Hannifin Corp.	29,873	26,257,172
		41,313,050
Insurance Brokers–1.89%
Willis Towers Watson PLC	75,305	24,745,223
Integrated Oil & Gas–4.53%
Chevron Corp.	121,095	18,456,089
Exxon Mobil Corp.	134,934	16,237,958
Shell PLC (United Kingdom)	388,315	14,310,284
Suncor Energy, Inc. (Canada)	227,348	10,090,736
		59,095,067
Interactive Media & Services–3.03%
Alphabet, Inc., Class A	93,802	29,360,026
Meta Platforms, Inc., Class A	15,548	10,263,079
		39,623,105
Investment Banking & Brokerage–3.47%
Charles Schwab Corp. (The)	272,889	27,264,340
Goldman Sachs Group, Inc. (The)	20,472	17,994,888
		45,259,228
IT Consulting & Other Services–0.90%
Cognizant Technology Solutions Corp., Class A	142,196	11,802,268
Life Sciences Tools & Services–1.82%
IQVIA Holdings, Inc.(b)	46,496	10,480,664
Thermo Fisher Scientific, Inc.	23,027	13,342,995
		23,823,659
Managed Health Care–2.77%
Elevance Health, Inc.	30,586	10,721,922
Humana, Inc.	38,470	9,853,321
UnitedHealth Group, Inc.	47,382	15,641,272
		36,216,515
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Growth and Income Fund

Shares		Value
Movies & Entertainment–2.08%
Walt Disney Co. (The)	238,385	$27,121,061
Multi-Utilities–1.04%
Sempra	153,743	13,573,969
Oil & Gas Equipment & Services–0.76%
SLB Ltd.	258,536	9,922,612
Oil & Gas Exploration & Production–1.72%
ConocoPhillips	213,366	19,973,191
EQT Corp.	46,242	2,478,571
		22,451,762
Pharmaceuticals–5.76%
Bristol-Myers Squibb Co.	219,050	11,815,557
Johnson & Johnson	125,350	25,941,183
Merck & Co., Inc.	201,118	21,169,681
Sanofi S.A.	168,621	16,314,951
		75,241,372
Property & Casualty Insurance–1.33%
American International Group, Inc.	203,726	17,428,759
Rail Transportation–0.95%
Norfolk Southern Corp.	42,945	12,399,080
Real Estate Services–1.67%
CBRE Group, Inc., Class A(b)	135,962	21,861,330
Regional Banks–2.04%
Citizens Financial Group, Inc.	456,419	26,659,434
Restaurants–1.27%
Starbucks Corp.	197,545	16,635,264
Semiconductor Materials & Equipment–1.33%
Lam Research Corp.	63,746	10,912,040
Qnity Electronics, Inc.	78,853	6,438,348
		17,350,388
Semiconductors–4.14%
Microchip Technology, Inc.	387,973	24,721,640
NVIDIA Corp.	77,723	14,495,339
NXP Semiconductors N.V. (Netherlands)	68,477	14,863,618
		54,080,597
Specialty Chemicals–1.32%
DuPont de Nemours, Inc.	222,314	8,937,023
PPG Industries, Inc.	80,404	8,238,194
		17,175,217
Shares		Value
Systems Software–2.89%
Microsoft Corp.	60,576	$29,295,765
Oracle Corp.	43,416	8,462,213
		37,757,978
Tobacco–2.45%
Philip Morris International, Inc.	199,382	31,980,873
Trading Companies & Distributors–1.98%
Ashtead Group PLC (United Kingdom)	164,489	11,214,731
Ferguson Enterprises, Inc.	65,698	14,626,346
		25,841,077
Transaction & Payment Processing Services–1.06%
Fidelity National Information Services, Inc.	208,890	13,882,829
Wireless Telecommunication Services–0.88%
T-Mobile US, Inc.	56,670	11,506,277
Total Common Stocks & Other Equity Interests (Cost $838,431,487)		1,286,298,462
Money Market Funds–2.10%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	9,581,258	9,581,258
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	17,793,862	17,793,862
Total Money Market Funds (Cost $27,375,120)		27,375,120
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.59% (Cost $865,806,607)		1,313,673,582
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.13%
Invesco Private Government Fund, 3.74%(d)(e)(f)	4,135,050	4,135,050
Invesco Private Prime Fund, 3.88%(d)(e)(f)	10,628,952	10,632,141
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $14,767,191)		14,767,191
TOTAL INVESTMENTS IN SECURITIES–101.72% (Cost $880,573,798)		1,328,440,773
OTHER ASSETS LESS LIABILITIES—(1.72)%		(22,438,354)
NET ASSETS–100.00%		$1,306,002,419
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Growth and Income Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$7,396,188	$125,417,367	$(123,232,297)	$-	$-	$9,581,258	$431,593
Invesco Treasury Portfolio, Institutional Class	13,738,066	232,917,966	(228,862,170)	-	-	17,793,862	795,032
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,843,875	344,948,704	(344,657,529)	-	-	4,135,050	280,395*
Invesco Private Prime Fund	10,014,865	710,089,833	(709,470,631)	-	(1,926)	10,632,141	764,531*
Total	$34,992,994	$1,413,373,870	$(1,406,222,627)	$-	$(1,926)	$42,142,311	$2,271,551

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
01/21/2026	State Street Bank & Trust Co.	CAD	339,316	USD	247,723	$293
01/21/2026	State Street Bank & Trust Co.	USD	1,712,604	CAD	2,371,844	16,947
01/21/2026	State Street Bank & Trust Co.	USD	441,840	EUR	377,979	2,698
01/21/2026	State Street Bank & Trust Co.	USD	706,932	GBP	529,954	7,408
Subtotal—Appreciation						27,346
Currency Risk
01/21/2026	Bank of New York Mellon (The)	CAD	12,102,997	USD	8,666,392	(159,129)
01/21/2026	Bank of New York Mellon (The)	EUR	10,903,723	USD	12,693,155	(130,616)
01/21/2026	Bank of New York Mellon (The)	GBP	14,159,336	USD	18,707,980	(377,746)
01/21/2026	State Street Bank & Trust Co.	CAD	325,586	USD	235,240	(2,178)
01/21/2026	State Street Bank & Trust Co.	EUR	192,229	USD	225,769	(310)
01/21/2026	State Street Bank & Trust Co.	GBP	654,569	USD	872,132	(10,178)
01/21/2026	State Street Bank & Trust Co.	USD	391,779	EUR	332,605	(606)
Subtotal—Depreciation						(680,763)
Total Forward Foreign Currency Contracts						$(653,417)

Abbreviations:
CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Growth and Income Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $838,431,487)*	$1,286,298,462
Investments in affiliated money market funds, at value (Cost $42,142,311)	42,142,311
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	27,346
Foreign currencies, at value (Cost $267,376)	268,700
Receivable for:
Fund shares sold	22,910
Dividends	1,753,094
Investment for trustee deferred compensation and retirement plans	213,281
Total assets	1,330,726,104
Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	680,763
Payable for:
Fund shares reacquired	8,011,562
Amount due custodian	284,623
Collateral upon return of securities loaned	14,767,191
Accrued fees to affiliates	713,636
Accrued other operating expenses	44,647
Trustee deferred compensation and retirement plans	221,263
Total liabilities	24,723,685
Net assets applicable to shares outstanding	$1,306,002,419
Net assets consist of:
Shares of beneficial interest	$780,753,380
Distributable earnings	525,249,039
$1,306,002,419
Net Assets:
Series I	$245,729,140
Series II	$1,060,273,279
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	11,521,124
Series II	49,684,473
Series I:
Net asset value per share	$21.33
Series II:
Net asset value per share	$21.34

*	At December 31, 2025, security with a value of $14,398,833 was on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $208,390)	$24,067,649
Dividends from affiliated money market funds (includes net securities lending income of $43,337)	1,269,962
Total investment income	25,337,611
Expenses:
Advisory fees	7,165,317
Administrative services fees	2,063,702
Custodian fees	14,382
Distribution fees - Series II	2,592,261
Transfer agent fees	61,680
Trustees’ and officers’ fees and benefits	30,729
Reports to shareholders	10,123
Professional services fees	60,980
Other	13,975
Total expenses	12,013,149
Less: Fees waived and/or expenses reimbursed	(33,335)
Net expenses	11,979,814
Net investment income	13,357,797
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	105,958,312
Affiliated investment securities	(1,926)
Foreign currencies	33,811
Forward foreign currency contracts	(1,377,908)
104,612,289
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	51,200,495
Foreign currencies	790
Forward foreign currency contracts	(1,312,893)
49,888,392
Net realized and unrealized gain	154,500,681
Net increase in net assets resulting from operations	$167,858,478
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Growth and Income Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$13,357,797	$15,397,738
Net realized gain	104,612,289	111,893,976
Change in net unrealized appreciation	49,888,392	69,665,643
Net increase in net assets resulting from operations	167,858,478	196,957,357
Distributions to shareholders from distributable earnings:
Series I	(20,380,917)	(15,744,049)
Series II	(92,098,421)	(82,619,056)
Total distributions from distributable earnings	(112,479,338)	(98,363,105)
Share transactions–net:
Series I	20,257,782	17,049,710
Series II	(75,648,768)	(130,256,125)
Net increase (decrease) in net assets resulting from share transactions	(55,390,986)	(113,206,415)
Net increase (decrease) in net assets	(11,846)	(14,612,163)
Net assets:
Beginning of year	1,306,014,265	1,320,626,428
End of year	$1,306,002,419	$1,306,014,265
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Growth and Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$20.25	$0.27	$2.82	$3.09	$(0.32)	$(1.69)	$(2.01)	$21.33	15.62%	$245,729	0.75%	0.75%	1.27%	39%
Year ended 12/31/24	18.86	0.28	2.75	3.03	(0.31)	(1.33)	(1.64)	20.25	16.00	213,402	0.76	0.76	1.36	23
Year ended 12/31/23	19.77	0.30	1.80	2.10	(0.34)	(2.67)	(3.01)	18.86	12.72	183,178	0.75	0.75	1.51	70
Year ended 12/31/22	23.70	0.31	(1.72)	(1.41)	(0.38)	(2.14)	(2.52)	19.77	(5.80)	168,516	0.75	0.75	1.42	36
Year ended 12/31/21	18.72	0.26	5.07	5.33	(0.35)	—	(0.35)	23.70	28.51	186,508	0.74	0.74	1.17	29
Series II
Year ended 12/31/25	20.26	0.21	2.82	3.03	(0.26)	(1.69)	(1.95)	21.34	15.30	1,060,273	1.00	1.00	1.02	39
Year ended 12/31/24	18.87	0.23	2.75	2.98	(0.26)	(1.33)	(1.59)	20.26	15.72	1,092,612	1.01	1.01	1.11	23
Year ended 12/31/23	19.77	0.25	1.79	2.04	(0.27)	(2.67)	(2.94)	18.87	12.41	1,137,448	1.00	1.00	1.26	70
Year ended 12/31/22	23.66	0.26	(1.72)	(1.46)	(0.29)	(2.14)	(2.43)	19.77	(6.00)	1,027,754	1.00	1.00	1.17	36
Year ended 12/31/21	18.70	0.20	5.07	5.27	(0.31)	—	(0.31)	23.66	28.19	1,475,584	0.99	0.99	0.92	29

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Growth and Income Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Growth and Income Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek long-term growth of capital and income.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco V.I. Growth and Income Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9
Invesco V.I. Growth and Income Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $2,527 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.600%
Over $500 million	0.550%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.57%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $33,335.
10
Invesco V.I. Growth and Income Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $178,964 for accounting and fund administrative services and was reimbursed $1,884,738 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $121,925 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,244,458,496	$41,839,966	$—	$1,286,298,462
Money Market Funds	27,375,120	14,767,191	—	42,142,311
Total Investments in Securities	1,271,833,616	56,607,157	—	1,328,440,773
Other Investments - Assets*
Forward Foreign Currency Contracts	—	27,346	—	27,346
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(680,763)	—	(680,763)
Total Other Investments	—	(653,417)	—	(653,417)
Total Investments	$1,271,833,616	$55,953,740	$—	$1,327,787,356

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
11
Invesco V.I. Growth and Income Fund

Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$27,346
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$27,346
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(680,763)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(680,763)
Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Bank of New York Mellon (The)	$−	$(667,491)	$(667,491)	$—	$—	$(667,491)
State Street Bank & Trust Co.	27,346	(13,272)	14,074	—	—	14,074
Total	$27,346	$(680,763)	$(653,417)	$—	$—	$(653,417)
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(1,377,908)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(1,312,893)
Total	$(2,690,801)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$68,058,899

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
12
Invesco V.I. Growth and Income Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$30,773,349	$16,426,666
Long-term capital gain	81,705,989	81,936,439
Total distributions	$112,479,338	$98,363,105

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$16,249,926
Undistributed long-term capital gain	97,908,894
Net unrealized appreciation — investments	411,206,161
Net unrealized appreciation — foreign currencies	1,324
Temporary book/tax differences	(117,266)
Shares of beneficial interest	780,753,380
Total net assets	$1,306,002,419
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $481,197,940 and $639,547,079, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$427,546,609
Aggregate unrealized (depreciation) of investments	(16,340,448)
Net unrealized appreciation of investments	$411,206,161
Cost of investments for tax purposes is $916,581,195.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2025, undistributed net investment income was increased by $33,812 and undistributed net realized gain was decreased by $33,812. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	1,000,419	$20,963,354	976,102	$20,175,239
Series II	8,496,246	174,721,763	666,367	13,566,011
Issued as reinvestment of dividends:
Series I	990,808	20,380,917	771,767	15,744,049
Series II	4,472,968	92,098,421	4,047,969	82,619,056
13
Invesco V.I. Growth and Income Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,006,156)	$(21,086,489)	(925,395)	$(18,869,578)
Series II	(17,213,046)	(342,468,952)	(11,076,814)	(226,441,192)
Net increase (decrease) in share activity	(3,258,761)	$(55,390,986)	(5,540,004)	$(113,206,415)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 78% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14
Invesco V.I. Growth and Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Growth and Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Growth and Income Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
15
Invesco V.I. Growth and Income Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$81,705,989
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	67.05%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
16
Invesco V.I. Growth and Income Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
17
Invesco V.I. Growth and Income Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Health Care Fund

2	Schedule of Investments
4	Financial Statements
6	Financial Highlights
7	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
I-VIGHC-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–97.63%
Biotechnology–27.44%
AbbVie, Inc.	37,021	$8,458,928
ADMA Biologics, Inc.(b)	18,286	333,537
Alnylam Pharmaceuticals, Inc.(b)	7,522	2,991,123
argenx SE, ADR (Netherlands)(b)	7,044	5,923,652
Ascendis Pharma A/S, ADR (Denmark)(b)	12,652	2,697,913
BeOne Medicines Ltd., ADR(b)	1,240	376,724
BridgeBio Pharma, Inc.(b)(c)	28,537	2,182,795
Caris Life Sciences, Inc.(b)	9,837	265,402
Cogent Biosciences, Inc.(b)	9,845	349,694
Cytokinetics, Inc.(b)	3,973	252,444
Exelixis, Inc.(b)	17,202	753,964
Gilead Sciences, Inc.	45,229	5,551,408
Halozyme Therapeutics, Inc.(b)	20,776	1,398,225
Insmed, Inc.(b)	15,834	2,755,749
Ionis Pharmaceuticals, Inc.(b)	12,373	978,828
Madrigal Pharmaceuticals, Inc.(b)(c)	2,837	1,652,099
Natera, Inc.(b)	11,672	2,673,939
Nuvalent, Inc., Class A(b)(c)	4,456	448,229
Protagonist Therapeutics, Inc.(b)	13,651	1,192,278
Regeneron Pharmaceuticals, Inc.	990	764,151
Rhythm Pharmaceuticals, Inc.(b)(c)	4,111	440,042
United Therapeutics Corp.(b)	3,580	1,744,355
Vertex Pharmaceuticals, Inc.(b)	4,317	1,957,155
		46,142,634
Health Care Distributors–8.12%
Cardinal Health, Inc.	3,718	764,049
Cencora, Inc.	22,703	7,667,938
McKesson Corp.	6,363	5,219,505
		13,651,492
Health Care Equipment–16.24%
Abbott Laboratories	13,439	1,683,772
Boston Scientific Corp.(b)	115,442	11,007,395
Edwards Lifesciences Corp.(b)	18,822	1,604,575
IDEXX Laboratories, Inc.(b)	3,888	2,630,349
Insulet Corp.(b)	7,916	2,250,044
Intuitive Surgical, Inc.(b)	6,087	3,447,433
iRhythm Technologies, Inc.(b)(c)	6,300	1,117,872
LeMaitre Vascular, Inc.	5,825	472,408
STERIS PLC	2,448	620,617
Stryker Corp.	5,842	2,053,288
TransMedics Group, Inc.(b)(c)	3,471	422,247
		27,310,000
Health Care Facilities–5.74%
Encompass Health Corp.	23,502	2,494,502
HCA Healthcare, Inc.	7,601	3,548,603
Tenet Healthcare Corp.(b)	18,216	3,619,884
		9,662,989
Health Care REITs–2.29%
Welltower, Inc.	20,781	3,857,161
Health Care Services–6.05%
BillionToOne, Inc.(b)	1,985	162,452
Shares		Value
Health Care Services–(continued)
BrightSpring Health Services, Inc.(b)	63,888	$2,392,606
CVS Health Corp.	13,420	1,065,011
GeneDx Holdings Corp.(b)	6,697	871,012
Guardant Health, Inc.(b)	27,919	2,851,647
Hinge Health, Inc., Class A(b)	6,022	279,722
Labcorp Holdings, Inc.	4,305	1,080,038
Quest Diagnostics, Inc.	5,272	914,850
RadNet, Inc.(b)(c)	7,870	561,525
		10,178,863
Health Care Technology–0.53%
Heartflow, Inc.(b)(c)	10,291	299,983
Waystar Holding Corp.(b)(c)	17,910	586,552
		886,535
Life Sciences Tools & Services–7.28%
Agilent Technologies, Inc.	11,688	1,590,386
BioLife Solutions, Inc.(b)	20,115	486,381
ICON PLC(b)	3,391	617,908
Lonza Group AG (Switzerland)	3,606	2,431,237
Medpace Holdings, Inc.(b)	1,663	934,024
Mettler-Toledo International, Inc.(b)	1,306	1,820,812
Repligen Corp.(b)	6,797	1,113,757
Thermo Fisher Scientific, Inc.	4,672	2,707,190
West Pharmaceutical Services, Inc.	1,987	546,703
		12,248,398
Managed Health Care–2.48%
Alignment Healthcare, Inc.(b)	51,270	1,012,582
HealthEquity, Inc.(b)	5,826	533,720
UnitedHealth Group, Inc.	7,937	2,620,083
		4,166,385
Pharmaceuticals–21.46%
AstraZeneca PLC, ADR (United Kingdom)	77,351	7,110,877
Axsome Therapeutics, Inc.(b)	11,744	2,144,924
Eli Lilly and Co.	15,147	16,278,178
Galderma Group AG, Class A (Switzerland)	5,680	1,156,634
Johnson & Johnson	5,942	1,229,697
Ligand Pharmaceuticals, Inc.(b)	5,283	998,857
Rapport Therapeutics, Inc.(b)	14,719	446,574
Royalty Pharma PLC, Class A	53,480	2,066,467
Sandoz Group AG (Switzerland)	20,206	1,467,080
Tarsus Pharmaceuticals, Inc.(b)	12,559	1,028,331
UCB S.A. (Belgium)	7,776	2,166,599
		36,094,218
Total Common Stocks & Other Equity Interests (Cost $99,821,445)		164,198,675
Money Market Funds–2.44%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	1,395,079	1,395,079
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Health Care Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	2,707,097	$2,707,097
Total Money Market Funds (Cost $4,102,176)		4,102,176
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $103,923,621)		168,300,851
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.27%
Invesco Private Government Fund, 3.74%(d)(e)(f)	1,993,793	1,993,793
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 3.88%(d)(e)(f)	5,182,403	$5,183,957
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,177,750)		7,177,750
TOTAL INVESTMENTS IN SECURITIES–104.34% (Cost $111,101,371)		175,478,601
OTHER ASSETS LESS LIABILITIES—(4.34)%		(7,295,245)
NET ASSETS–100.00%		$168,183,356
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,629,544	$15,547,170	$(16,781,635)	$-	$-	$1,395,079	$84,787
Invesco Treasury Portfolio, Institutional Class	4,999,673	28,873,315	(31,165,891)	-	-	2,707,097	160,853
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,738,968	48,881,904	(48,627,079)	-	-	1,993,793	83,415*
Invesco Private Prime Fund	4,528,763	115,228,608	(114,571,988)	-	(1,426)	5,183,957	222,382*
Total	$13,896,948	$208,530,997	$(211,146,593)	$-	$(1,426)	$11,279,926	$551,437

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Health Care Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $99,821,445)*	$164,198,675
Investments in affiliated money market funds, at value (Cost $11,279,926)	11,279,926
Receivable for:
Fund shares sold	14,937
Dividends	89,188
Investment for trustee deferred compensation and retirement plans	67,894
Total assets	175,650,620
Liabilities:
Payable for:
Fund shares reacquired	81,915
Amount due custodian	17,037
Collateral upon return of securities loaned	7,177,750
Accrued fees to affiliates	78,944
Accrued other operating expenses	40,694
Trustee deferred compensation and retirement plans	70,924
Total liabilities	7,467,264
Net assets applicable to shares outstanding	$168,183,356
Net assets consist of:
Shares of beneficial interest	$93,853,551
Distributable earnings	74,329,805
$168,183,356
Net Assets:
Series I	$115,956,217
Series II	$52,227,139
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	3,878,974
Series II	1,921,063
Series I:
Net asset value per share	$29.89
Series II:
Net asset value per share	$27.19

*	At December 31, 2025, securities with an aggregate value of $6,639,311 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $25,017)	$1,185,595
Dividends from affiliated money market funds (includes net securities lending income of $14,721)	260,361
Total investment income	1,445,956
Expenses:
Advisory fees	1,222,559
Administrative services fees	266,430
Custodian fees	2,893
Distribution fees - Series II	129,749
Transfer agent fees	7,912
Trustees’ and officers’ fees and benefits	22,953
Reports to shareholders	10,510
Professional services fees	61,322
Other	1,910
Total expenses	1,726,238
Less: Fees waived and/or expenses reimbursed	(6,635)
Net expenses	1,719,603
Net investment income (loss)	(273,647)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	10,910,746
Affiliated investment securities	(1,426)
Foreign currencies	2,713
10,912,033
Change in net unrealized appreciation of:
Unaffiliated investment securities	12,572,078
Foreign currencies	3,955
12,576,033
Net realized and unrealized gain	23,488,066
Net increase in net assets resulting from operations	$23,214,419
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Health Care Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(273,647)	$(493,600)
Net realized gain	10,912,033	11,167,224
Change in net unrealized appreciation (depreciation)	12,576,033	(2,533,849)
Net increase in net assets resulting from operations	23,214,419	8,139,775
Distributions to shareholders from distributable earnings:
Series I	(4,533,626)	—
Series II	(2,237,557)	—
Total distributions from distributable earnings	(6,771,183)	—
Share transactions–net:
Series I	(6,850,909)	(9,842,764)
Series II	(6,090,905)	(8,163,514)
Net increase (decrease) in net assets resulting from share transactions	(12,941,814)	(18,006,278)
Net increase (decrease) in net assets	3,501,422	(9,866,503)
Net assets:
Beginning of year	164,681,934	174,548,437
End of year	$168,183,356	$164,681,934
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Health Care Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$26.99	$(0.03)	$4.13	$4.10	$—	$(1.20)	$(1.20)	$29.89	15.33%	$115,956	0.98%	0.98%	(0.09)%	52%
Year ended 12/31/24	25.91	(0.05)	1.13	1.08	—	—	—	26.99	4.17	111,306	1.00	1.00	(0.19)	57
Year ended 12/31/23	25.15	0.01	0.75	0.76	—	—	—	25.91	3.02	115,851	0.97	0.97	0.02	57
Year ended 12/31/22	33.86	0.01	(4.68)	(4.67)	—	(4.04)	(4.04)	25.15	(13.32)	130,673	0.96	0.96	0.04	47
Year ended 12/31/21	33.69	(0.08)	4.17	4.09	(0.07)	(3.85)	(3.92)	33.86	12.30	158,669	0.97	0.97	(0.25)	55
Series II
Year ended 12/31/25	24.70	(0.09)	3.78	3.69	—	(1.20)	(1.20)	27.19	15.08	52,227	1.23	1.23	(0.34)	52
Year ended 12/31/24	23.78	(0.11)	1.03	0.92	—	—	—	24.70	3.87	53,376	1.25	1.25	(0.44)	57
Year ended 12/31/23	23.14	(0.05)	0.69	0.64	—	—	—	23.78	2.77	58,698	1.22	1.22	(0.23)	57
Year ended 12/31/22	31.62	(0.05)	(4.39)	(4.44)	—	(4.04)	(4.04)	23.14	(13.54)	65,285	1.21	1.21	(0.21)	47
Year ended 12/31/21	31.70	(0.16)	3.93	3.77	(0.00)(d)	(3.85)	(3.85)	31.62	12.05	81,524	1.22	1.22	(0.50)	55

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Amount represents less than $(0.005) per share.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Health Care Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Health Care Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund
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Invesco V.I. Health Care Fund

securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
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Invesco V.I. Health Care Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $1,147 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.75%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed
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Invesco V.I. Health Care Fund

the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $6,635.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $22,120 for accounting and fund administrative services and was reimbursed $244,310 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $10,207 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$156,977,125	$7,221,550	$—	$164,198,675
Money Market Funds	4,102,176	7,177,750	—	11,279,926
Total Investments	$161,079,301	$14,399,300	$—	$175,478,601
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund
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Invesco V.I. Health Care Fund

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Long-term capital gain	$6,771,183	$—

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$10,423,851
Net unrealized appreciation — investments	63,942,875
Net unrealized appreciation — foreign currencies	3,210
Temporary book/tax differences	(40,131)
Shares of beneficial interest	93,853,551
Total net assets	$168,183,356
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $82,463,383 and $98,488,669, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$64,539,813
Aggregate unrealized (depreciation) of investments	(596,938)
Net unrealized appreciation of investments	$63,942,875
Cost of investments for tax purposes is $111,535,726.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $38,124, undistributed net realized gain was decreased by $2,713 and shares of beneficial interest was decreased by $35,411. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	370,223	$10,498,910	713,656	$20,388,917
Series II	145,273	3,821,242	204,066	5,226,355
Issued as reinvestment of dividends:
Series I	156,873	4,533,626	-	-
Series II	85,078	2,237,557	-	-
11
Invesco V.I. Health Care Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(772,594)	$(21,883,445)	(1,059,844)	$(30,231,681)
Series II	(470,168)	(12,149,704)	(511,756)	(13,389,869)
Net increase (decrease) in share activity	(485,315)	$(12,941,814)	(653,878)	$(18,006,278)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

12
Invesco V.I. Health Care Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Health Care Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Health Care Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco V.I. Health Care Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$6,771,183
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco V.I. Health Care Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco V.I. Health Care Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. High Yield Fund

2	Schedule of Investments
11	Financial Statements
13	Financial Highlights
14	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Tax Information
25	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VIHYI-NCSR

Schedule of Investments(a)
December 31, 2025

Principal Amount		Value
U.S. Dollar Denominated Bonds & Notes–81.44%
Advertising–0.78%
Clear Channel Outdoor Holdings, Inc.,
7.75%, 04/15/2028(b)	$48,000	$48,071
7.50%, 06/01/2029(b)	26,000	25,840
7.13%, 02/15/2031(b)	52,000	54,636
7.50%, 03/15/2033(b)	42,000	44,399
Lamar Media Corp., 5.38%, 11/01/2033(b)	113,000	112,401
		285,347
Aerospace & Defense–1.04%
TransDigm, Inc., 6.00%, 01/15/2033(b)	372,000	381,032
Alternative Carriers–0.09%
Lumen Technologies, Inc.,
4.50%, 01/15/2029(b)	7,000	6,514
5.38%, 06/15/2029(b)	4,000	3,782
10.00%, 10/15/2032(b)	11,000	11,069
Series P, 7.60%, 09/15/2039	7,000	6,735
Series U, 7.65%, 03/15/2042	6,000	5,676
		33,776
Apparel Retail–0.01%
Saks Global Enterprises LLC, 11.00%, 12/15/2029(b)	66,180	4,633
Application Software–1.10%
Cloud Software Group, Inc.,
9.00%, 09/30/2029(b)	228,000	237,622
8.25%, 06/30/2032(b)	45,000	47,052
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	120,000	120,187
		404,861
Automobile Manufacturers–0.95%
Allison Transmission, Inc.,
3.75%, 01/30/2031(b)	204,000	192,230
5.88%, 12/01/2033(b)	92,000	93,386
Nissan Motor Co. Ltd. (Japan), 8.13%, 07/17/2035(b)	59,000	62,748
		348,364
Automotive Parts & Equipment–1.88%
American Axle & Manufacturing, Inc., 7.75%, 10/15/2033(b)	123,000	125,354
Clarios Global L.P./Clarios US Finance Co., 6.75%, 09/15/2032(b)	62,000	64,331
Cougar JV Subsidiary LLC, 8.00%, 05/15/2032(b)	118,000	126,592
Forvia SE (France), 8.00%, 06/15/2030(b)	122,000	130,880
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	123,000	121,260
Phinia, Inc.,
6.75%, 04/15/2029(b)	51,000	52,848
6.63%, 10/15/2032(b)	67,000	69,627
		690,892
Principal Amount		Value
Automotive Retail–1.92%
Carvana Co., 0.00% PIK Rate, 9.00% Cash Rate, 06/01/2031(b)(c)	$118,422	$133,711
Group 1 Automotive, Inc., 6.38%, 01/15/2030(b)	190,000	195,865
LCM Investments Holdings II LLC, 8.25%, 08/01/2031(b)	172,000	182,028
Lithia Motors, Inc., 4.38%, 01/15/2031(b)	202,000	194,278
		705,882
Broadcasting–2.87%
AMC Networks, Inc.,
4.25%, 02/15/2029	93,000	82,728
10.50%, 07/15/2032(b)	28,000	30,958
E.W. Scripps Co. (The), 9.88%, 08/15/2030(b)	23,000	22,988
Gray Media, Inc.,
5.38%, 11/15/2031(b)	23,000	17,267
9.63%, 07/15/2032(b)	42,000	43,618
iHeartCommunications, Inc., 9.13%, 05/01/2029(b)	70,000	67,475
Univision Communications, Inc.,
8.00%, 08/15/2028(b)	66,000	68,405
9.38%, 08/01/2032(b)	49,000	52,701
Versant Media Group, Inc., 7.25%, 01/30/2031(b)	650,000	670,965
		1,057,105
Building Products–0.39%
Cornerstone Building Brands, Inc., 9.50%, 08/15/2029(b)	13,000	9,631
JELD-WEN, Inc.,
4.88%, 12/15/2027(b)	8,000	7,016
7.00%, 09/01/2032(b)	12,000	8,256
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2028(b)	118,000	118,293
		143,196
Cable & Satellite–5.75%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.38%, 06/01/2029(b)	186,000	184,028
4.75%, 02/01/2032(b)(d)	132,000	120,738
4.50%, 05/01/2032	89,000	79,938
4.50%, 06/01/2033(b)(d)	355,000	311,157
4.25%, 01/15/2034(b)(d)	77,000	65,544
CSC Holdings LLC,
6.50%, 02/01/2029(b)	13,000	8,626
5.75%, 01/15/2030(b)	55,000	20,378
4.50%, 11/15/2031(b)	370,000	226,566
Directv Financing LLC, 8.88%, 02/01/2030(b)	31,000	31,404
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 10.00%, 02/15/2031(b)	32,000	32,723
DISH DBS Corp.,
7.38%, 07/01/2028	116,000	112,254
5.13%, 06/01/2029	137,000	121,709
DISH Network Corp., 11.75%, 11/15/2027(b)	59,000	61,442
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. High Yield Fund

Principal Amount		Value
Cable & Satellite–(continued)
EchoStar Corp.,
10.75%, 11/30/2029	$58,000	$64,182
6.75% PIK Rate, 2.00% Cash Rate, 11/30/2030(c)	325,961	334,344
Sinclair Television Group, Inc.,
5.50%, 03/01/2030(b)	9,000	8,183
8.13%, 02/15/2033(b)	23,000	24,038
Virgin Media Secured Finance PLC (United Kingdom), 4.50%, 08/15/2030(b)	331,000	307,615
		2,114,869
Casinos & Gaming–1.17%
Melco Resorts Finance Ltd. (Hong Kong), 6.50%, 09/24/2033(b)	127,000	127,440
Studio City Finance Ltd. (Macau),
6.50%, 01/15/2028(b)	39,000	39,077
5.00%, 01/15/2029(b)	148,000	143,036
Voyager Parent LLC, 9.25%, 07/01/2032(b)	113,000	119,975
		429,528
Commercial & Residential Mortgage Finance–2.91%
Nationstar Mortgage Holdings, Inc., 7.13%, 02/01/2032(b)	753,000	770,000
PennyMac Financial Services, Inc., 4.25%, 02/15/2029(b)	64,000	62,850
Rocket Cos., Inc., 6.13%, 08/01/2030(b)	118,000	122,042
Walker & Dunlop, Inc., 6.63%, 04/01/2033(b)	112,000	115,444
		1,070,336
Commodity Chemicals–0.32%
Cerdia Finanz GmbH (Germany), 9.38%, 10/03/2031(b)	112,000	116,340
Construction & Engineering–0.65%
AECOM, 6.00%, 08/01/2033(b)	119,000	122,026
Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2029(b)	119,000	116,617
		238,643
Construction Materials–0.03%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)	13,000	10,085
Consumer Finance–3.21%
EZCORP, Inc., 7.38%, 04/01/2032(b)	368,000	391,353
FirstCash, Inc., 6.88%, 03/01/2032(b)	272,000	283,275
Navient Corp.,
5.00%, 03/15/2027	74,000	74,209
9.38%, 07/25/2030	32,000	35,589
OneMain Finance Corp.,
3.50%, 01/15/2027	218,000	216,021
6.63%, 05/15/2029	98,000	101,625
4.00%, 09/15/2030	1,000	941
7.13%, 09/15/2032	74,000	76,973
		1,179,986
Principal Amount		Value
Copper–0.33%
First Quantum Minerals Ltd. (Zambia),
8.63%, 06/01/2031(b)	$59,000	$62,162
8.00%, 03/01/2033(b)	55,000	58,806
		120,968
Diversified Banks–0.33%
Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 02/01/2032(b)	120,000	122,559
Diversified Chemicals–0.45%
Celanese US Holdings LLC,
7.20%, 11/15/2033	109,000	115,245
7.38%, 02/15/2034	51,000	51,848
		167,093
Diversified Financial Services–4.17%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 6.95%, 03/10/2055(e)	170,000	178,336
Freedom Mortgage Holdings LLC, 8.38%, 04/01/2032(b)	47,000	49,512
GGAM Finance Ltd. (Ireland), 6.88%, 04/15/2029(b)	272,000	282,794
Global Aircraft Leasing Co. Ltd. (Cayman Islands), 8.75%, 09/01/2027(b)	271,000	281,379
Jane Street Group/JSG Finance, Inc.,
6.13%, 11/01/2032(b)	170,000	173,099
6.75%, 05/01/2033(b)	214,000	223,514
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	67,000	64,557
Provident Funding Associates L.P./PFG Finance Corp., 9.75%, 09/15/2029(b)	266,000	280,767
		1,533,958
Diversified REITs–0.93%
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/2032(b)	231,000	220,665
Uniti Group L.P./Uniti Group Finance 2019, Inc./CSL Capital LLC, 8.63%, 06/15/2032(b)	123,000	121,258
		341,923
Diversified Support Services–1.14%
RB Global Holdings, Inc. (Canada),
6.75%, 03/15/2028(b)	215,000	220,139
7.75%, 03/15/2031(b)	161,000	168,521
Sabre GLBL, Inc.,
10.75%, 11/15/2029(b)	6,000	5,106
10.75%, 03/15/2030(b)	6,000	4,939
11.13%, 07/15/2030(b)	23,000	19,097
		417,802
Electric Utilities–5.07%
Brookfield Infrastructure Finance ULC (Canada), 6.75%, 03/15/2055(e)	174,000	176,176
California Buyer Ltd./Atlantica Sustainable Infrastructure PLC (United Kingdom), 6.38%, 02/15/2032(b)	269,000	270,026
Entergy Corp., 7.13%, 12/01/2054(e)	113,000	118,725
Hawaiian Electric Co., Inc., 6.00%, 10/01/2033(b)	281,000	285,048
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. High Yield Fund

Principal Amount		Value
Electric Utilities–(continued)
ION Platform Finance US, Inc., 7.88%, 09/30/2032(b)	$200,000	$190,021
NRG Energy, Inc., 6.00%, 01/15/2036(b)	284,000	287,910
Vistra Operations Co. LLC,
5.00%, 07/31/2027(b)	52,000	52,304
7.75%, 10/15/2031(b)	75,000	79,474
6.88%, 04/15/2032(b)	384,000	404,694
		1,864,378
Electrical Components & Equipment–0.70%
EnerSys, 6.63%, 01/15/2032(b)	187,000	194,841
Nissan Motor Acceptance Co. LLC, 7.05%, 09/15/2028(b)	60,000	62,274
		257,115
Electronic Components–0.35%
Sensata Technologies, Inc.,
3.75%, 02/15/2031(b)	56,000	52,587
6.63%, 07/15/2032(b)	72,000	75,449
		128,036
Environmental & Facilities Services–0.78%
GFL Environmental, Inc., 4.00%, 08/01/2028(b)	122,000	120,405
Wrangler Holdco Corp. (Canada), 6.63%, 04/01/2032(b)	159,000	167,073
		287,478
Fertilizers & Agricultural Chemicals–0.08%
FMC Corp., 3.45%, 10/01/2029	35,000	31,065
Gold–1.10%
New Gold, Inc. (Canada), 6.88%, 04/01/2032(b)	381,000	406,171
Health Care Equipment–0.34%
Hologic, Inc., 3.25%, 02/15/2029(b)	127,000	125,270
Health Care Facilities–0.77%
Tenet Healthcare Corp.,
4.25%, 06/01/2029	152,000	149,862
6.75%, 05/15/2031	42,000	43,724
5.50%, 11/15/2032(b)	75,000	76,077
6.00%, 11/15/2033(b)	15,000	15,453
		285,116
Health Care REITs–1.70%
Diversified Healthcare Trust,
0.00%, 01/15/2026(b)(d)(f)	508,000	506,872
7.25%, 10/15/2030(b)	63,000	64,496
4.38%, 03/01/2031	33,000	29,196
MPT Operating Partnership L.P./MPT Finance Corp.,
4.63%, 08/01/2029	15,000	12,579
3.50%, 03/15/2031	18,000	13,103
		626,246
Health Care Services–1.45%
Community Health Systems, Inc.,
5.25%, 05/15/2030(b)	157,000	147,736
4.75%, 02/15/2031(b)	170,000	151,565
Principal Amount		Value
Health Care Services–(continued)
DaVita, Inc.,
6.88%, 09/01/2032(b)	$56,000	$58,328
6.75%, 07/15/2033(b)	59,000	61,222
MPH Acquisition Holdings LLC,
5.75%, 12/31/2030(b)	49,000	43,037
5.00% PIK Rate, 6.50% Cash Rate, 12/31/2030(b)(c)	68,350	72,348
		534,236
Health Care Supplies–0.83%
Medline Borrower L.P.,
3.88%, 04/01/2029(b)	113,000	110,402
5.25%, 10/01/2029(b)	195,000	196,169
		306,571
Home Improvement Retail–0.03%
LBM Acquisition LLC, 6.25%, 01/15/2029(b)	13,000	11,712
Hotel & Resort REITs–0.65%
RHP Hotel Properties L.P./RHP Finance Corp., 6.50%, 06/15/2033(b)	116,000	121,054
RLJ Lodging Trust L.P., 4.00%, 09/15/2029(b)(d)	123,000	116,765
		237,819
Hotels, Resorts & Cruise Lines–0.47%
Hilton Domestic Operating Co., Inc., 5.88%, 03/15/2033(b)	166,000	171,414
Household Appliances–0.51%
Whirlpool Corp.,
4.75%, 02/26/2029	98,000	96,926
6.50%, 06/15/2033	92,000	89,278
		186,204
Housewares & Specialties–0.82%
Newell Brands, Inc.,
6.63%, 09/15/2029	132,000	131,703
6.38%, 05/15/2030(d)	175,000	171,127
		302,830
Independent Power Producers & Energy Traders–1.40%
Vistra Corp.,
8.00%(b)(e)(g)	60,000	61,741
Series C, 8.88%(b)(e)(g)	244,000	269,859
VoltaGrid LLC, 7.38%, 11/01/2030(b)	185,000	183,378
		514,978
Industrial Machinery & Supplies & Components–1.80%
Enpro, Inc., 6.13%, 06/01/2033(b)	194,000	200,673
ESAB Corp., 6.25%, 04/15/2029(b)	267,000	274,867
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	191,000	188,164
		663,704
Insurance Brokers–0.82%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 7.00%, 01/15/2031(b)	117,000	121,465
HUB International Ltd.,
7.25%, 06/15/2030(b)	51,000	53,575
7.38%, 01/31/2032(b)	64,000	67,212
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. High Yield Fund

Principal Amount		Value
Insurance Brokers–(continued)
USI, Inc., 7.50%, 01/15/2032(b)	$56,000	$58,762
		301,014
Integrated Oil & Gas–0.15%
Petroleos Mexicanos (Mexico), 6.63%, 06/15/2035	60,000	56,974
Integrated Telecommunication Services–5.07%
Altice France Lux 3/Altice Holdings 1 (Luxembourg), 10.00%, 01/15/2033(b)	42,000	38,572
Altice France S.A. (France), 6.88%, 07/15/2032(b)	26,110	25,055
Cipher Compute LLC, 7.13%, 11/15/2030(b)	184,000	187,631
FiberCop S.p.A. (Italy),
6.00%, 09/30/2034(b)	259,000	246,657
7.20%, 07/18/2036(b)	63,000	62,858
Iliad Holding S.A.S. (France),
8.50%, 04/15/2031(b)	179,000	192,765
7.00%, 04/15/2032(b)	253,000	261,071
Level 3 Financing, Inc.,
3.63%, 01/15/2029(b)	7,000	6,495
4.88%, 06/15/2029(b)	35,000	34,169
3.75%, 07/15/2029(b)	12,000	10,971
6.88%, 06/30/2033(b)	56,000	57,350
7.00%, 03/31/2034(b)	165,667	170,864
8.50%, 01/15/2036(b)	80,000	82,027
Telecom Italia Capital S.A. (Italy),
6.38%, 11/15/2033	58,000	61,068
7.72%, 06/04/2038	53,000	58,797
VMED 02 UK Financing I PLC (United Kingdom), 6.75%, 01/15/2033(b)	10,000	9,923
Windstream Services LLC, 7.50%, 10/15/2033(b)	167,000	171,335
WULF Compute LLC, 7.75%, 10/15/2030(b)	181,000	186,613
		1,864,221
Interactive Media & Services–0.48%
WarnerMedia Holdings, Inc.,
5.05%, 03/15/2042	206,000	145,487
5.14%, 03/15/2052	48,000	31,745
		177,232
Internet Services & Infrastructure–0.60%
Beignet Investor LLC, 6.58%, 05/30/2049(b)	57,000	60,272
CoreWeave, Inc.,
9.25%, 06/01/2030(b)	24,000	22,339
9.00%, 02/01/2031(b)	53,000	48,642
Conv., 1.75%, 12/01/2031(b)	62,000	58,823
Getty Images, Inc., 10.50%, 11/15/2030(b)	31,000	31,280
		221,356
Marine Transportation–1.14%
Danaos Corp. (Greece), 6.88%, 10/15/2032(b)	124,000	128,344
Viking Cruises Ltd., 5.88%, 10/15/2033(b)	286,000	290,562
		418,906
Principal Amount		Value
Metal, Glass & Plastic Containers–0.03%
LABL, Inc., 10.50%, 07/15/2027(b)	$16,000	$9,957
Movies & Entertainment–0.55%
AMC Entertainment Holdings, Inc., 7.50%, 02/15/2029(b)	15,000	13,136
Starz Capital Holdings 1, Inc., 6.00%, 04/15/2030(b)	199,000	190,791
		203,927
Multi-line Insurance–0.77%
Acrisure LLC/Acrisure Finance, Inc., 7.50%, 11/06/2030(b)	271,000	283,322
Multi-Utilities–0.31%
CenterPoint Energy, Inc., 6.70%, 05/15/2055(e)	111,000	114,387
Office REITs–0.28%
Office Properties Income Trust, 9.00%, 12/31/2059(b)(h)(i)	141,000	103,635
Oil & Gas Drilling–0.66%
Summit Midstream Holdings LLC, 8.63%, 10/31/2029(b)	112,000	116,209
Transocean International Ltd., 7.88%, 10/15/2032(b)	121,000	126,945
		243,154
Oil & Gas Equipment & Services–0.74%
Tidewater, Inc., 9.13%, 07/15/2030(b)	252,000	270,585
Oil & Gas Exploration & Production–0.96%
Aethon United BR L.P./Aethon United Finance Corp., 7.50%, 10/01/2029(b)	111,000	116,349
Caturus Energy LLC, 8.50%, 02/15/2030(b)	116,000	120,897
Comstock Resources, Inc., 6.75%, 03/01/2029(b)	116,000	116,337
		353,583
Oil & Gas Refining & Marketing–1.13%
Sunoco L.P.,
5.63%, 03/15/2031(b)	17,000	17,134
6.25%, 07/01/2033(b)	142,000	145,526
5.88%, 03/15/2034(b)	196,000	196,075
7.88%(b)(e)(g)	54,000	55,514
		414,249
Oil & Gas Storage & Transportation–5.11%
Antero Midstream Partners L.P./Antero Midstream Finance Corp.,
6.63%, 02/01/2032(b)	112,000	115,995
5.75%, 07/01/2034(b)	258,000	260,076
Excelerate Energy L.P., 8.00%, 05/15/2030(b)	113,000	119,809
Genesis Energy L.P./Genesis Energy Finance Corp.,
7.88%, 05/15/2032	162,000	168,988
8.00%, 05/15/2033	135,000	140,242
Global Partners L.P./GLP Finance Corp., 7.13%, 07/01/2033(b)	121,000	123,680
New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	21,000	1,617
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. High Yield Fund

Principal Amount		Value
Oil & Gas Storage & Transportation–(continued)
Northriver Midstream Finance L.P. (Canada), 6.75%, 07/15/2032(b)	$112,000	$114,214
Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp., 7.38%, 02/15/2029(b)	117,000	121,364
Venture Global LNG, Inc.,
9.88%, 02/01/2032(b)	268,000	277,031
9.00%(b)(e)(g)	94,500	74,699
Venture Global Plaquemines LNG LLC,
6.13%, 12/15/2030(b)	78,000	79,476
6.50%, 01/15/2034(b)	139,000	142,440
6.75%, 01/15/2036(b)	137,000	140,392
		1,880,023
Other Specialized REITs–0.45%
Iron Mountain, Inc., 4.50%, 02/15/2031(b)	174,000	165,990
Other Specialty Retail–0.54%
Michaels Cos., Inc. (The),
5.25%, 05/01/2028(b)	12,000	11,550
7.88%, 05/01/2029(b)	22,000	20,338
PetSmart LLC/PetSmart Finance Corp.,
7.50%, 09/15/2032(b)	59,000	60,114
10.00%, 09/15/2033(b)	63,000	64,958
SGUS LLC, 11.00%, 12/15/2029(b)	29,820	11,183
Staples, Inc.,
10.75%, 09/01/2029(b)	24,000	23,891
12.75%, 01/15/2030(b)	8,000	6,722
		198,756
Paper & Plastic Packaging Products & Materials–0.51%
Clydesdale Acquisition Holdings, Inc.,
8.75%, 04/15/2030(b)	92,000	93,601
6.75%, 04/15/2032(b)	91,000	93,634
		187,235
Passenger Airlines–0.95%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, 04/20/2029(b)	291,000	296,513
CHC Group LLC, 11.75%, 09/01/2030(b)	58,000	54,570
		351,083
Personal Care Products–0.28%
Opal Bidco SAS (France), 6.50%, 03/31/2032(b)	101,000	103,517
Pharmaceuticals–0.75%
1261229 BC Ltd., 10.00%, 04/15/2032(b)	160,000	166,523
Amneal Pharmaceuticals LLC, 6.88%, 08/01/2032(b)	36,000	38,072
Bausch Health Cos., Inc.,
5.00%, 02/15/2029(b)	21,000	16,188
6.25%, 02/15/2029(b)	23,000	18,544
5.25%, 01/30/2030(b)	28,000	19,729
5.25%, 02/15/2031(b)	23,000	15,085
		274,141
Principal Amount		Value
Property & Casualty Insurance–0.53%
Asurion LLC and Asurion Co-Issuer, Inc., 8.00%, 12/31/2032(b)	$189,000	$196,206
Research & Consulting Services–0.74%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	289,000	273,514
Security & Alarm Services–0.54%
Brink’s Co. (The), 6.75%, 06/15/2032(b)	189,000	197,862
Semiconductors–0.98%
AP Grange Holdings LLC,
6.50%, 03/20/2045(b)	136,000	142,924
6.50%, 03/20/2045	10,431	10,431
Kioxia Holdings Corp. (Japan), 6.63%, 07/24/2033(b)	200,000	208,155
		361,510
Sovereign Debt–0.23%
Mexico Government International Bond (Mexico), Series 10, 5.63%, 09/22/2035	87,000	85,912
Specialized Consumer Services–0.82%
Carriage Services, Inc., 4.25%, 05/15/2029(b)	311,000	300,689
Specialized Finance–0.85%
HA Sustainable Infrastructure Capital, Inc., 8.00%, 06/01/2056(e)	185,000	193,802
TrueNoord Capital DAC (Ireland), 8.75%, 03/01/2030(b)	112,000	118,806
		312,608
Specialty Chemicals–0.01%
Vibrantz Technologies, Inc., 9.00%, 02/15/2030(b)	14,000	4,789
Steel–0.34%
Cleveland-Cliffs, Inc.,
6.88%, 11/01/2029(b)	58,000	60,110
7.00%, 03/15/2032(b)(d)	63,000	64,654
		124,764
Systems Software–0.06%
McAfee Corp., 7.38%, 02/15/2030(b)	26,000	22,702
Technology Hardware, Storage & Peripherals–0.06%
Xerox Corp.,
10.25%, 10/15/2030(b)	5,000	4,809
13.50%, 04/15/2031(b)	7,000	5,735
4.80%, 03/01/2035	5,000	1,336
6.75%, 12/15/2039	4,000	1,276
Xerox Holdings Corp.,
5.50%, 08/15/2028(b)	12,000	5,579
8.88%, 11/30/2029(b)	10,000	4,075
		22,810
Trading Companies & Distributors–1.39%
Air Lease Corp., Series B, 4.65%(e)(g)	277,000	275,182
Aircastle Ltd., 5.25%(b)(e)(g)	236,000	236,480
		511,662
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. High Yield Fund

	Principal Amount	Value
Wireless Telecommunication Services–1.34%
VMED O2 UK Financing I PLC (United Kingdom), 4.75%, 07/15/2031(b)	$127,000	$117,348
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(e)	402,000	376,377
		493,725
Total U.S. Dollar Denominated Bonds & Notes (Cost $29,162,980)		29,965,521
Variable Rate Senior Loan Interests–6.90%(j)(k)
Advertising–1.26%
Clear Channel Outdoor Holdings, Inc., Term Loan B, 7.83% (1 mo. Term SOFR + 4.11%), 08/23/2028	461,187	463,000
Aerospace & Defense–1.10%
TransDigm, Inc., Term Loan L, 6.22% (3 mo. Term SOFR + 2.50%), 01/19/2032	401,625	403,687
Cable & Satellite–0.10%
CSC Holdings LLC, Term Loan, 8.25% (1 mo. PRIME + 1.50%), 04/15/2027	43,734	38,329
Electronic Manufacturing Services–0.78%
EMRLD Borrower L.P. (Copeland), Incremental Term Loan B, 6.12% (3 mo. Term SOFR + 2.50%), 08/04/2031	285,695	286,613
Health Care Services–0.08%
MPH Acquisition Holdings LLC, Term Loan, 7.59% (3 mo. Term SOFR + 3.75%), 12/31/2030	28,987	29,103
Health Care Supplies–0.54%
Bausch and Lomb, Inc., Term Loan B, 7.97% (1 mo. Term SOFR + 4.25%), 01/30/2031	197,628	199,951
Oil & Gas Storage & Transportation–0.23%
Prairie Acquiror L.P., Term Loan B, 7.47% (1 mo. Term SOFR + 3.75%), 08/01/2029	83,666	84,389
Passenger Airlines–0.25%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B, 7.13% ((3 mo. Term SOFR + 3.25%), 05/07/2032	92,775	93,356
Pharmaceuticals–0.45%
Amneal Pharmaceuticals LLC, Term Loan, 7.22% (1 mo. Term SOFR + 3.50%), 07/31/2032	49,875	50,374
Endo Finance Holdings, Inc., Term Loan B, 7.47% (1 mo. Term SOFR + 3.75%), 04/23/2031	117,203	116,441
		166,815
Real Estate Development–0.51%
Greystar Real Estate Partners LLC, Term Loan B, 6.32% (3 mo. Term SOFR + 2.50%), 08/21/2030(l)	184,903	186,059
	Principal Amount		Value
Real Estate Operating Companies–1.60%
Cushman & Wakefield US Borrower LLC, Term Loan, 6.47% (1 mo. Term SOFR + 2.75%), 01/31/2030		$583,080	$587,293
Total Variable Rate Senior Loan Interests (Cost $2,528,981)			2,538,595
Non-U.S. Dollar Denominated Bonds & Notes–4.13%(m)
Automotive Parts & Equipment–0.97%
Clarios Global L.P./Clarios US Finance Co., 4.75%, 06/15/2031(b)	EUR	300,000	358,409
Cable & Satellite–0.51%
Sunrise FinCo I B.V. (Netherlands), 4.63%, 05/15/2032(Acquired 05/21/2025; Cost $113,190)(b)(n)	EUR	100,000	118,934
Virgin Media O2 Vendor Financing Notes V DAC (Ireland), 7.88%, 03/15/2032(b)	GBP	50,000	67,921
			186,855
Commercial & Residential Mortgage Finance–1.46%
ION Platform Finance S.a.r.l. (Luxembourg),
6.50%, 09/30/2030(b)	EUR	175,000	199,510
6.88%, 09/30/2032(b)	EUR	300,000	337,756
			537,266
Integrated Telecommunication Services–0.03%
Altice France S.A. (France), 4.75%, 10/15/2030(b)	EUR	11,777	13,049
IT Consulting & Other Services–0.40%
Atos SE (France), 5.20%, 12/18/2030(b)(o)	EUR	125,000	145,526
Marine Transportation–0.47%
CMA CGM S.A. (France), 4.88%, 01/15/2032(b)	EUR	150,000	172,307
Transaction & Payment Processing Services–0.29%
Worldline S.A. (France), 4.13%, 09/12/2028(b)	EUR	100,000	106,124
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,488,096)			1,519,536
	Shares
Exchange-Traded Funds–1.33%
BondBloxx CCC-Rated USD High Yield Corporate Bond ETF		3,000	114,075
iShares Broad USD High Yield Corporate Bond ETF(d)		10,000	373,950
Total Exchange-Traded Funds (Cost $486,790)			488,025
Common Stocks & Other Equity Interests–1.20%
Alternative Carriers–0.11%
Lumen Technologies, Inc.(p)		5,000	38,850
Broadline Retail–0.03%
Americanas S.A. (Brazil)(p)		7,833	7,297
Americanas S.A., Wts., expiring 03/19/2027 (Brazil)(p)		2,611	1,906
			9,203
Casinos & Gaming–0.00%
Codere Online Luxembourg S.A., Wts., expiring 10/15/2034 (Spain)(l)		3	14
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. High Yield Fund

Shares		Value
Food Retail–0.00%
Casino Guichard-Perrachon S.A. (France)(p)	3,370	$967
Casino Guichard-Perrachon S.A., Wts., expiring 04/27/2029 (France)(p)	184,690	108
		1,075
Integrated Telecommunication Services–1.06%
Altice France Holding S.A. (Luxembourg)(b)	1,128	187
Altice France S.A. (France)	21,720	391,180
		391,367
Total Common Stocks & Other Equity Interests (Cost $467,624)		440,509
Money Market Funds–3.54%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(q)(r)	456,589	456,589
Invesco Treasury Portfolio, Institutional Class, 3.64%(q)(r)	847,951	847,951
Total Money Market Funds (Cost $1,304,540)		1,304,540
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.54% (Cost $35,439,011)		36,256,726
Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.67%
Invesco Private Government Fund, 3.74%(q)(r)(s)	476,928	$476,928
Invesco Private Prime Fund, 3.88%(q)(r)(s)	1,239,662	1,240,034
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,716,962)		1,716,962
TOTAL INVESTMENTS IN SECURITIES–103.21% (Cost $37,155,973)		37,973,688
OTHER ASSETS LESS LIABILITIES—(3.21)%		(1,181,765)
NET ASSETS–100.00%		$36,791,923
Investment Abbreviations:
Conv.	– Convertible
ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound Sterling
PIK	– Pay-in-Kind
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate
Wts.	– Warrants
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
8
Invesco V.I. High Yield Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
December 31, 2025 was $27,041,423, which represented 73.50% of the Fund’s Net Assets.

(c)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(d)	All or a portion of this security was out on loan at December 31, 2025.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Zero coupon bond issued at a discount.
(g)	Perpetual bond with no specified maturity date.
(h)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at December 31, 2025 represented less than 1% of the Fund’s Net Assets.

(i)	Restructured security not accruing interest income. The aggregate value of these securities at December 31, 2025 was $103,635, which represented less than 1% of the Fund’s Net Assets.
(j)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(k)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight
Financing Rate ("SOFR"), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)	Restricted security. The value of this security at December 31, 2025 represented less than 1% of the Fund’s Net Assets.
(o)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(p)	Non-income producing security.
(q)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Invesco Short Term Treasury ETF	$-	$1,583,100	$(1,583,656)	$-	$556	$-	$-
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	1,236,437	38,524,920	(39,304,768)	-	-	456,589	57,025
Invesco Treasury Portfolio, Institutional Class	2,300,069	71,546,279	(72,998,397)	-	-	847,951	105,018
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,290	41,318,721	(40,843,083)	-	-	476,928	65,326*
Invesco Private Prime Fund	2,507	79,392,842	(78,156,487)	-	1,172	1,240,034	176,935*
Total	$3,540,303	$232,365,862	$(232,886,391)	$-	$1,728	$3,021,502	$404,304

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(r)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(s)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1L.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
Currency Risk
01/28/2026	Canadian Imperial Bank of Commerce	USD	2,313,480	EUR	2,000,000	$39,481
01/28/2026	Canadian Imperial Bank of Commerce	USD	174,275	GBP	132,000	3,650
01/28/2026	Royal Bank of Scotland PLC	USD	117,180	GBP	90,000	4,132
01/28/2026	State Street Bank & Trust Co.	USD	232,925	EUR	200,000	2,371
Subtotal—Appreciation						49,634
Currency Risk
01/28/2026	Barclays Bank PLC	EUR	2,499,000	USD	2,915,570	(24,456)
01/28/2026	Deutsche Bank AG	EUR	100,000	USD	116,900	(748)
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
9
Invesco V.I. High Yield Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
01/28/2026	Goldman Sachs International	EUR	700,000	USD	818,330	$(5,207)
01/28/2026	State Street Bank & Trust Co.	GBP	171,000	USD	228,665	(1,828)
01/28/2026	Toronto-Dominion Bank (The)	EUR	13,000	USD	14,994	(300)
Subtotal—Depreciation						(32,539)
Total Forward Foreign Currency Contracts						$17,095

Abbreviations:
EUR	—Euro
GBP	—British Pound Sterling
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
10
Invesco V.I. High Yield Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $34,134,471)*	$34,952,186
Investments in affiliated money market funds, at value (Cost $3,021,502)	3,021,502
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	49,634
Cash	2,617
Foreign currencies, at value (Cost $29,313)	29,755
Receivable for:
Investments sold	2,231
Fund shares sold	35,206
Dividends	6,641
Interest	563,856
Investment for trustee deferred compensation and retirement plans	48,698
Total assets	38,712,326
Liabilities:
Other investments:
Variation margin payable — centrally cleared swap agreements	9
Unrealized depreciation on forward foreign currency contracts outstanding	32,539
Payable for:
Fund shares reacquired	6,513
Collateral upon return of securities loaned	1,716,962
Accrued fees to affiliates	38,867
Accrued other operating expenses	73,873
Trustee deferred compensation and retirement plans	51,640
Total liabilities	1,920,403
Net assets applicable to shares outstanding	$36,791,923
Net assets consist of:
Shares of beneficial interest	$66,195,862
Distributable earnings (loss)	(29,403,939)
$36,791,923
Net Assets:
Series I	$31,556,306
Series II	$5,235,617
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	6,654,405
Series II	1,121,114
Series I:
Net asset value per share	$4.74
Series II:
Net asset value per share	$4.67

*	At December 31, 2025, securities with an aggregate value of $1,675,614 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Interest (net of foreign withholding taxes of $(2))	$9,056,426
Dividends	237,139
Dividends from affiliated money market funds (includes net securities lending income of $19,339)	181,382
Total investment income	9,474,947
Expenses:
Advisory fees	818,881
Administrative services fees	218,019
Custodian fees	21,366
Distribution fees - Series II	247,603
Transfer agent fees	7,658
Trustees’ and officers’ fees and benefits	22,871
Reports to shareholders	10,444
Professional services fees	76,037
Other	1,194
Total expenses	1,424,073
Less: Fees waived and/or expenses reimbursed	(4,578)
Net expenses	1,419,495
Net investment income	8,055,452
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	2,134,085
Affiliated investment securities	1,728
Foreign currencies	52,701
Forward foreign currency contracts	(186,373)
Swap agreements	(179,928)
1,822,213
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(894,388)
Foreign currencies	6,545
Forward foreign currency contracts	(40,219)
Swap agreements	15,506
(912,556)
Net realized and unrealized gain	909,657
Net increase in net assets resulting from operations	$8,965,109
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
11
Invesco V.I. High Yield Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$8,055,452	$9,612,338
Net realized gain	1,822,213	1,159,649
Change in net unrealized appreciation (depreciation)	(912,556)	254,092
Net increase in net assets resulting from operations	8,965,109	11,026,079
Distributions to shareholders from distributable earnings:
Series I	(2,021,790)	(2,248,956)
Series II	(8,240,725)	(6,372,860)
Total distributions from distributable earnings	(10,262,515)	(8,621,816)
Share transactions–net:
Series I	(1,707,334)	(1,399,567)
Series II	(112,353,583)	9,013,164
Net increase (decrease) in net assets resulting from share transactions	(114,060,917)	7,613,597
Net increase (decrease) in net assets	(115,358,323)	10,017,860
Net assets:
Beginning of year	152,150,246	142,132,386
End of year	$36,791,923	$152,150,246
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
12
Invesco V.I. High Yield Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$4.77	$0.31	$0.01	$0.32	$(0.35)	$4.74	6.73%	$31,556	0.90%	0.90%	6.33%	191%
Year ended 12/31/24	4.69	0.32	0.04	0.36	(0.28)	4.77	7.73	33,329	0.91	0.91	6.56	134
Year ended 12/31/23	4.50	0.31	0.13	0.44	(0.25)	4.69	10.18	34,106	0.88	0.88	6.58	151
Year ended 12/31/22	5.23	0.23	(0.73)	(0.50)	(0.23)	4.50	(9.55)	46,466	0.86	0.86	4.92	89
Year ended 12/31/21	5.26	0.20	0.03	0.23	(0.26)	5.23	4.38	40,989	0.94	0.94	3.83	103
Series II
Year ended 12/31/25	4.70	0.29	0.02	0.31	(0.34)	4.67	6.58	5,236	1.15	1.15	6.08	191
Year ended 12/31/24	4.63	0.30	0.04	0.34	(0.27)	4.70	7.37	118,821	1.16	1.16	6.31	134
Year ended 12/31/23	4.45	0.29	0.13	0.42	(0.24)	4.63	9.77	108,026	1.13	1.13	6.33	151
Year ended 12/31/22	5.16	0.22	(0.72)	(0.50)	(0.21)	4.45	(9.55)	99,637	1.11	1.11	4.67	89
Year ended 12/31/21	5.20	0.19	0.02	0.21	(0.25)	5.16	4.00	113,869	1.19	1.19	3.58	103

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
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Invesco V.I. High Yield Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. High Yield Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations – Securities, including restricted securities, are valued according to the following policy.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or
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Invesco V.I. High Yield Fund

other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
K.
Lower-Rated Securities – The Fund normally invests at least 80% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.
L.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by
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Invesco V.I. High Yield Fund

collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser fees for securities lending agent services, which were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
M.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
N.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
O.
Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value ("NAV") per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.
Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a Fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial
16
Invesco V.I. High Yield Fund

margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.
A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.
A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.
Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations, which could result in the Fund accruing additional expenses. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.
Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2025, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.
P.
Bank Loan Risk — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Q.
Other Risks - The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
17
Invesco V.I. High Yield Fund

Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.550%
Next $500 million	0.500%
Over $1 billion	0.450%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.63%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 1.50% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $4,578.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $21,626 for accounting and fund administrative services and was reimbursed $196,393 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s
18
Invesco V.I. High Yield Fund

assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$29,965,521	$—	$29,965,521
Variable Rate Senior Loan Interests	—	2,352,536	186,059	2,538,595
Non-U.S. Dollar Denominated Bonds & Notes	—	1,519,536	—	1,519,536
Exchange-Traded Funds	488,025	—	—	488,025
Common Stocks & Other Equity Interests	40,864	399,631	14	440,509
Money Market Funds	1,304,540	1,716,962	—	3,021,502
Total Investments in Securities	1,833,429	35,954,186	186,073	37,973,688
Other Investments - Assets*
Forward Foreign Currency Contracts	—	49,634	—	49,634
Other Investments - Liabilities*
Forward Foreign Currency Contracts	—	(32,539)	—	(32,539)
Total Other Investments	—	17,095	—	17,095
Total Investments	$1,833,429	$35,971,281	$186,073	$37,990,783

*	Unrealized appreciation (depreciation).
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$49,634
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$49,634
Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(32,539)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(32,539)
19
Invesco V.I. High Yield Fund

Offsetting Assets and Liabilities
The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of December 31, 2025.
	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$−	$(24,456)	$(24,456)	$—	$—	$(24,456)
Canadian Imperial Bank of Commerce	43,131	−	43,131	—	—	43,131
Deutsche Bank AG	−	(748)	(748)	—	—	(748)
Goldman Sachs International	−	(5,207)	(5,207)	—	—	(5,207)
Royal Bank of Scotland PLC	4,132	−	4,132	—	—	4,132
State Street Bank & Trust Co.	2,371	(1,828)	543	—	—	543
Toronto-Dominion Bank (The)	−	(300)	(300)	—	—	(300)
Total	$49,634	$(32,539)	$17,095	$—	$—	$17,095
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(186,373)	$-	$(186,373)
Swap agreements	(146,717)	-	(33,211)	(179,928)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(40,219)	-	(40,219)
Swap agreements	12,903	-	2,603	15,506
Total	$(133,814)	$(226,592)	$(30,608)	$(391,014)
The table below summarizes the average notional value of derivatives held during the period.
	Forward Foreign Currency Contracts	Swap Agreements
Average notional value	$4,250,283	$4,500,000

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$10,262,515	$8,621,816

*	Includes short-term capital gain distributions, if any.

20
Invesco V.I. High Yield Fund

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$8,041,799
Net unrealized appreciation — investments	763,151
Net unrealized appreciation — foreign currencies	1,770
Temporary book/tax differences	(31,531)
Capital loss carryforward	(38,179,128)
Shares of beneficial interest	66,195,862
Total net assets	$36,791,923
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.  The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of December 31, 2025, as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$8,246,456	$29,932,672	$38,179,128
*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $230,805,764 and $343,268,421, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,015,419
Aggregate unrealized (depreciation) of investments	(252,268)
Net unrealized appreciation of investments	$763,151
Cost of investments for tax purposes is $37,227,632.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions and amortization and accretion on debt securities, on December 31, 2025, undistributed net investment income was increased by $50,090 and undistributed net realized gain (loss) was decreased by $50,090. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	5,092,052	$24,619,444	3,378,878	$16,141,544
Series II	2,240,884	10,742,948	2,871,640	13,645,590
Issued as reinvestment of dividends:
Series I	429,255	2,021,790	474,463	2,248,956
Series II	1,776,018	8,240,725	1,361,722	6,372,860
21
Invesco V.I. High Yield Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(5,853,949)	$(28,348,568)	(4,141,510)	$(19,790,067)
Series II	(28,153,432)	(131,337,256)	(2,315,854)	(11,005,286)
Net increase (decrease) in share activity	(24,469,172)	$(114,060,917)	1,629,339	$7,613,597

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22
Invesco V.I. High Yield Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. High Yield Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, brokers, agent banks and portfolio company investees; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
23
Invesco V.I. High Yield Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	1.26%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	83.21%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
24
Invesco V.I. High Yield Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
25
Invesco V.I. High Yield Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. International Growth Fund
Effective August 22, 2025, Invesco Oppenheimer V.I. International Growth Fund was renamed Invesco V.I. International Growth Fund.

2	Schedule of Investments
4	Financial Statements
6	Financial Highlights
7	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
O-VIIGR-NCSR

Schedule of Investments
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.55%
Belgium–1.20%
Anheuser-Busch InBev S.A./N.V.	58,494	$3,754,202
Brazil–0.30%
MercadoLibre, Inc.(a)	465	936,631
Canada–5.73%
Alimentation Couche-Tard, Inc.	73,780	4,029,397
Dollarama, Inc.	62,057	9,274,979
Shopify, Inc., Class A(a)	28,932	4,657,184
		17,961,560
China–7.42%
Alibaba Group Holding Ltd., ADR(b)	63,093	9,248,172
Contemporary Amperex Technology Co. Ltd.	36,100	2,347,924
Tencent Holdings Ltd.	151,800	11,649,668
		23,245,764
Denmark–1.08%
Orsted A/S(a)(c)	176,861	3,376,164
France–13.33%
Airbus SE	23,892	5,548,290
EssilorLuxottica S.A.	9,176	2,901,431
Hermes International S.C.A.	1,959	4,863,902
L’Oreal S.A.	6,855	2,942,959
LVMH Moet Hennessy Louis Vuitton SE	8,411	6,339,671
Sartorius Stedim Biotech	35,777	8,787,599
Schneider Electric SE	17,901	4,897,270
Societe Generale S.A.	68,051	5,478,376
		41,759,498
Germany–4.80%
Allianz SE	7,601	3,514,529
SAP SE	16,608	4,035,221
Siemens AG	26,683	7,473,278
		15,023,028
Guernsey–0.99%
Super Group (SGHC) Ltd.(b)	258,767	3,092,266
India–6.05%
Dr Lal PathLabs Ltd.(c)	312,542	5,153,362
ICICI Bank Ltd.	313,433	4,691,019
Reliance Industries Ltd.	521,249	9,121,136
		18,965,517
Italy–2.59%
FinecoBank Banca Fineco S.p.A.	187,701	4,863,249
Ryanair Holdings PLC	94,310	3,251,580
		8,114,829
Japan–9.21%
Daikin Industries Ltd.	33,500	4,284,376
Hitachi Ltd.	172,200	5,400,461
Hoya Corp.	37,293	5,656,214
Keyence Corp.	9,624	3,481,239
Mitsubishi UFJ Financial Group, Inc.	321,100	5,096,201
Shares		Value
Japan–(continued)
Nintendo Co. Ltd.	43,500	$2,936,881
OBIC Business Consultants Co. Ltd.	37,300	2,013,339
		28,868,711
Netherlands–4.94%
argenx SE, ADR(a)	2,499	2,101,534
ASML Holding N.V.	6,830	7,359,463
Universal Music Group N.V.	230,747	6,015,536
		15,476,533
South Korea–1.02%
Samsung Electronics Co. Ltd.	38,273	3,207,847
Spain–1.25%
Banco Santander S.A.	333,254	3,922,562
Switzerland–5.04%
Lonza Group AG	10,274	6,926,933
Sika AG	16,418	3,333,271
Straumann Holding AG	47,214	5,514,778
		15,774,982
Taiwan–5.88%
Taiwan Semiconductor Manufacturing Co. Ltd.	375,000	18,433,971
United Kingdom–14.30%
AstraZeneca PLC	48,099	8,901,167
BAE Systems PLC	365,235	8,405,905
Compass Group PLC	182,158	5,771,688
Flutter Entertainment PLC(a)	15,510	3,350,532
HSBC Holdings PLC	301,085	4,737,853
RELX PLC	89,695	3,613,526
Rightmove PLC	450,812	3,149,691
RS Group PLC	450,371	3,775,975
Trainline PLC(a)(c)	1,042,695	3,091,399
		44,797,736
United States–14.42%
Accenture PLC, Class A	15,594	4,183,870
ARM Holdings PLC, ADR(a)(b)	4,726	516,599
Booking Holdings, Inc.	854	4,573,452
EPAM Systems, Inc.(a)	48,640	9,965,363
Experian PLC	124,250	5,602,005
Ferguson Enterprises, Inc.	23,675	5,249,017
Illumina, Inc.(a)	44,162	5,792,288
ResMed, Inc.(b)	38,591	9,295,414
		45,178,008
Total Common Stocks & Other Equity Interests (Cost $210,183,689)		311,889,809
Money Market Funds–0.89%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	972,109	972,109
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. International Growth Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	1,805,346	$1,805,346
Total Money Market Funds (Cost $2,777,455)		2,777,455
TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-100.44% (Cost $212,961,144)		314,667,264
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–8.07%
Invesco Private Government Fund, 3.74%(d)(e)(f)	7,023,178	7,023,178
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 3.88%(d)(e)(f)	18,256,940	$18,262,417
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,285,595)		25,285,595
TOTAL INVESTMENTS IN SECURITIES—108.51% (Cost $238,246,739)		339,952,859
OTHER ASSETS LESS LIABILITIES–(8.51)%		(26,667,520)
NET ASSETS–100.00%		$313,285,339
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2025.
(c)
Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at
December 31, 2025 was $11,620,925, which represented 3.71% of the Fund’s Net Assets.

(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,705,471	$38,790,543	$(39,523,905)	$-	$-	$972,109	$55,251
Invesco Treasury Portfolio, Institutional Class	3,167,303	72,039,579	(73,401,536)	-	-	1,805,346	101,616
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,928,275	135,292,646	(130,197,743)	-	-	7,023,178	168,366*
Invesco Private Prime Fund	5,070,042	239,772,397	(226,579,819)	-	(203)	18,262,417	459,882*
Total	$11,871,091	$485,895,165	$(469,703,003)	$-	$(203)	$28,063,050	$785,115

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. International Growth Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $210,183,689)*	$311,889,809
Investments in affiliated money market funds, at value (Cost $28,063,050)	28,063,050
Cash	500,000
Foreign currencies, at value (Cost $22,092)	22,068
Receivable for:
Investments sold	75,877
Fund shares sold	14,373
Dividends	423,720
Investment for trustee deferred compensation and retirement plans	51,758
Other assets	35
Total assets	341,040,690
Liabilities:
Payable for:
Fund shares reacquired	1,315,940
Accrued foreign taxes	895,097
Collateral upon return of securities loaned	25,285,595
Accrued fees to affiliates	164,258
Accrued other operating expenses	42,703
Trustee deferred compensation and retirement plans	51,758
Total liabilities	27,755,351
Net assets applicable to shares outstanding	$313,285,339
Net assets consist of:
Shares of beneficial interest	$154,907,443
Distributable earnings	158,377,896
$313,285,339
Net Assets:
Series I	$170,742,658
Series II	$142,542,681
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	88,230,580
Series II	68,865,573
Series I:
Net asset value per share	$1.94
Series II:
Net asset value per share	$2.07

*	At December 31, 2025, securities with an aggregate value of $19,409,555 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $375,191)	$4,386,665
Dividends from affiliated money market funds (includes net securities lending income of $43,986)	200,853
Total investment income	4,587,518
Expenses:
Advisory fees	3,007,539
Administrative services fees	510,900
Custodian fees	34,229
Distribution fees - Series II	353,788
Transfer agent fees	15,366
Trustees’ and officers’ fees and benefits	23,994
Reports to shareholders	10,839
Professional services fees	65,156
Other	4,736
Total expenses	4,026,547
Less: Fees waived and/or expenses reimbursed	(563,964)
Net expenses	3,462,583
Net investment income	1,124,935
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	59,426,775
Affiliated investment securities	(203)
Foreign currencies	64,243
Forward foreign currency contracts	(5,000)
59,485,815
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities (net of foreign taxes of $183,436)	(14,738,499)
Foreign currencies	29,537
(14,708,962)
Net realized and unrealized gain	44,776,853
Net increase in net assets resulting from operations	$45,901,788
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. International Growth Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$1,124,935	$798,135
Net realized gain	59,485,815	28,380,021
Change in net unrealized appreciation (depreciation)	(14,708,962)	(33,425,466)
Net increase (decrease) in net assets resulting from operations	45,901,788	(4,247,310)
Distributions to shareholders from distributable earnings:
Series I	(16,264,026)	(13,137,309)
Series II	(12,464,612)	(9,866,891)
Total distributions from distributable earnings	(28,728,638)	(23,004,200)
Share transactions–net:
Series I	(6,901,798)	(5,015,291)
Series II	(3,729,613)	(6,541,517)
Net increase (decrease) in net assets resulting from share transactions	(10,631,411)	(11,556,808)
Net increase (decrease) in net assets	6,541,739	(38,808,318)
Net assets:
Beginning of year	306,743,600	345,551,918
End of year	$313,285,339	$306,743,600
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. International Growth Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$1.84	$0.01	$0.29	$0.30	$(0.01)	$(0.19)	$(0.20)	$1.94	16.32%	$170,743	1.00%	1.18%	0.47%	56%
Year ended 12/31/24	2.02	0.01	(0.04)	(0.03)	(0.01)	(0.14)	(0.15)	1.84	(1.67)	168,492	1.00	1.18	0.35	18
Year ended 12/31/23	1.68	0.01	0.34	0.35	(0.01)	—	(0.01)	2.02	21.06	188,898	1.00	1.17	0.35	15
Year ended 12/31/22	2.92	0.01	(0.83)	(0.82)	—	(0.42)	(0.42)	1.68	(27.13)	167,154	1.00	1.18	0.51	26
Year ended 12/31/21	2.91	(0.00)	0.30	0.30	—	(0.29)	(0.29)	2.92	10.22	235,425	1.00	1.13	(0.16)	22
Series II
Year ended 12/31/25	1.96	0.00	0.30	0.30	(0.00)	(0.19)	(0.19)	2.07	15.53	142,543	1.25	1.43	0.22	56
Year ended 12/31/24	2.14	0.00	(0.03)	(0.03)	(0.01)	(0.14)	(0.15)	1.96	(1.81)	138,252	1.25	1.43	0.10	18
Year ended 12/31/23	1.78	0.00	0.37	0.37	(0.01)	—	(0.01)	2.14	20.64	156,654	1.25	1.42	0.10	15
Year ended 12/31/22	3.06	0.01	(0.87)	(0.86)	—	(0.42)	(0.42)	1.78	(27.17)	147,359	1.25	1.43	0.26	26
Year ended 12/31/21	3.04	(0.01)	0.32	0.31	—	(0.29)	(0.29)	3.06	10.12	208,901	1.25	1.38	(0.41)	22

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. International Growth Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. International Growth Fund, formerly Invesco Oppenheimer V.I. International Growth Fund, (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
7
Invesco V.I. International Growth Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
8
Invesco V.I. International Growth Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $1,547 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, changes in economic or taxation policies or other adverse political or economic developments (in which the Fund could lose its entire investments in a certain market) and the difficulty of enforcing obligations in other countries, including the possible adoption of foreign governmental restrictions such as exchange controls. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. To the extent the Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns, unless the Fund has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. From time to time, certain companies in which the Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. government identifies as state sponsors of terrorism or is subject to sanctions.
To the extent the Fund invests in emerging markets, emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets.
The Fund may from time to time have a substantial amount of its assets invested in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
9
Invesco V.I. International Growth Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $250 million	1.000%
Next $250 million	0.900%
Next $500 million	0.850%
Over $1 billion	0.820%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.97%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has contractually agreed, through at least April 30, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 1.00% and 1.25%, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $563,964.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $44,117 for accounting and fund administrative services and was reimbursed $466,783 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
10
Invesco V.I. International Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
Belgium	$—	$3,754,202	$—	$3,754,202
Brazil	936,631	—	—	936,631
Canada	17,961,560	—	—	17,961,560
China	9,248,172	13,997,592	—	23,245,764
Denmark	—	3,376,164	—	3,376,164
France	—	41,759,498	—	41,759,498
Germany	—	15,023,028	—	15,023,028
Guernsey	3,092,266	—	—	3,092,266
India	—	18,965,517	—	18,965,517
Italy	—	8,114,829	—	8,114,829
Japan	—	28,868,711	—	28,868,711
Netherlands	2,101,534	13,374,999	—	15,476,533
South Korea	—	3,207,847	—	3,207,847
Spain	—	3,922,562	—	3,922,562
Switzerland	—	15,774,982	—	15,774,982
Taiwan	—	18,433,971	—	18,433,971
United Kingdom	—	44,797,736	—	44,797,736
United States	34,326,986	10,851,022	—	45,178,008
Money Market Funds	2,777,455	25,285,595	—	28,063,050
Total Investments	$70,444,604	$269,508,255	$—	$339,952,859
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(5,000)
The table below summarizes the average notional value of derivatives held during the period.
Forward Foreign Currency Contracts
Average notional value	$992,849

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
11
Invesco V.I. International Growth Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$1,089,401	$1,798,631
Long-term capital gain	27,639,237	21,205,569
Total distributions	$28,728,638	$23,004,200

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$2,264,513
Undistributed long-term capital gain	56,611,707
Net unrealized appreciation — investments	99,528,991
Net unrealized appreciation — foreign currencies	13,897
Temporary book/tax differences	(41,212)
Shares of beneficial interest	154,907,443
Total net assets	$313,285,339
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 8—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $172,494,865 and $206,216,493, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$106,162,949
Aggregate unrealized (depreciation) of investments	(6,633,958)
Net unrealized appreciation of investments	$99,528,991
Cost of investments for tax purposes is $240,423,868.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2025, undistributed net investment income was increased by $64,244 and undistributed net realized gain was decreased by $64,244. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	6,662,248	$13,065,243	6,124,414	$12,441,442
Series II	4,924,854	10,335,101	5,423,611	11,708,030
Issued as reinvestment of dividends:
Series I	8,383,518	16,264,026	6,771,809	13,137,309
Series II	6,021,552	12,464,612	4,789,753	9,866,891
12
Invesco V.I. International Growth Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(18,266,657)	$(36,231,067)	(14,996,466)	$(30,594,042)
Series II	(12,657,585)	(26,529,326)	(12,927,381)	(28,116,438)
Net increase (decrease) in share activity	(4,932,070)	$(10,631,411)	(4,814,260)	$(11,556,808)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 75% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco V.I. International Growth Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. International Growth Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco V.I. International Growth Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$27,639,237
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	8.09%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
15
Invesco V.I. International Growth Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
16
Invesco V.I. International Growth Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Main Street Fund®

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
O-VIMST-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.74%
Aerospace & Defense–2.76%
Airbus SE (France)	12,584	$2,922,304
Boeing Co. (The)(b)	23,285	5,055,639
General Electric Co.	23,121	7,121,962
		15,099,905
Application Software–1.38%
HubSpot, Inc.(b)	4,243	1,702,716
Intuit, Inc.	8,827	5,847,181
		7,549,897
Asset Management & Custody Banks–0.79%
KKR & Co., Inc., Class A	33,847	4,314,815
Automobile Manufacturers–1.21%
Tesla, Inc.(b)	14,649	6,587,948
Biotechnology–1.47%
AbbVie, Inc.	35,166	8,035,079
Broadline Retail–4.65%
Amazon.com, Inc.(b)	110,213	25,439,365
Building Products–0.61%
Johnson Controls International PLC	27,985	3,351,204
Construction Materials–0.66%
CRH PLC	28,835	3,598,608
Consumer Finance–2.12%
American Express Co.	18,913	6,996,864
Capital One Financial Corp.	18,983	4,600,720
		11,597,584
Consumer Staples Merchandise Retail–2.18%
BJ’s Wholesale Club Holdings, Inc.(b)	24,151	2,174,314
Walmart, Inc.	87,607	9,760,296
		11,934,610
Diversified Banks–2.97%
JPMorgan Chase & Co.	50,457	16,258,254
Diversified Financial Services–1.03%
Equitable Holdings, Inc.	118,344	5,639,092
Electric Utilities–1.41%
Constellation Energy Corp.	6,001	2,119,973
PPL Corp.	160,221	5,610,940
		7,730,913
Electrical Components & Equipment–1.30%
Emerson Electric Co.	10,855	1,440,676
Hubbell, Inc.	12,755	5,664,623
		7,105,299
Environmental & Facilities Services–0.62%
Republic Services, Inc.(c)	16,018	3,394,695
Fertilizers & Agricultural Chemicals–0.59%
Corteva, Inc.	47,955	3,214,424
Shares		Value
Gas Utilities–1.19%
Atmos Energy Corp.	38,679	$6,483,761
Health Care Distributors–0.97%
Cencora, Inc.	15,739	5,315,847
Health Care Equipment–2.61%
Boston Scientific Corp.(b)	62,943	6,001,615
Medtronic PLC	86,137	8,274,320
		14,275,935
Health Care Facilities–0.62%
Tenet Healthcare Corp.(b)	16,950	3,368,304
Health Care REITs–0.57%
Welltower, Inc.	16,798	3,117,877
Health Care Services–1.06%
CVS Health Corp.	72,951	5,789,391
Health Care Supplies–0.63%
Medline Inc., Class A(b)	82,252	3,454,584
Homebuilding–0.52%
D.R. Horton, Inc.	19,644	2,829,325
Hotels, Resorts & Cruise Lines–0.98%
Royal Caribbean Cruises Ltd.(c)	19,150	5,341,318
Industrial Gases–0.85%
Linde PLC	10,869	4,634,433
Industrial Machinery & Supplies & Components–1.77%
Otis Worldwide Corp.	44,909	3,922,801
Parker-Hannifin Corp.	6,561	5,766,857
		9,689,658
Industrial REITs–1.01%
Prologis, Inc.	43,360	5,535,338
Insurance Brokers–0.61%
Arthur J. Gallagher & Co.	12,943	3,349,519
Integrated Oil & Gas–1.83%
Chevron Corp.	45,090	6,872,167
Suncor Energy, Inc. (Canada)	71,049	3,151,733
		10,023,900
Interactive Media & Services–10.98%
Alphabet, Inc., Class A	120,269	37,644,197
Meta Platforms, Inc., Class A	33,844	22,340,086
		59,984,283
Internet Services & Infrastructure–0.49%
MongoDB, Inc.(b)	6,324	2,654,120
Investment Banking & Brokerage–1.86%
Charles Schwab Corp. (The)	101,598	10,150,656
Life Sciences Tools & Services–0.69%
Lonza Group AG (Switzerland)	5,571	3,756,078
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Main Street Fund®

Shares		Value
Movies & Entertainment–1.44%
Walt Disney Co. (The)	68,966	$7,846,262
Multi-Utilities–0.53%
Ameren Corp.	29,146	2,910,520
Oil & Gas Storage & Transportation–0.69%
Cheniere Energy, Inc.	19,366	3,764,557
Passenger Ground Transportation–1.33%
Uber Technologies, Inc.(b)	88,681	7,246,124
Personal Care Products–0.64%
Estee Lauder Cos., Inc. (The), Class A	33,490	3,507,073
Pharmaceuticals–2.15%
AstraZeneca PLC, ADR (United Kingdom)	10,750	988,248
Eli Lilly and Co.	10,005	10,752,173
		11,740,421
Property & Casualty Insurance–1.00%
American International Group, Inc.	63,740	5,452,957
Restaurants–1.21%
Yum! Brands, Inc.	43,886	6,639,074
Semiconductor Materials & Equipment–1.33%
ASML Holding N.V., New York Shares (Netherlands)	6,776	7,249,371
Semiconductors–13.17%
ARM Holdings PLC, ADR(b)(c)	13,269	1,450,434
Broadcom, Inc.	52,520	18,177,172
NVIDIA Corp.	260,202	48,527,673
Texas Instruments, Inc.	21,950	3,808,106
		71,963,385
Soft Drinks & Non-alcoholic Beverages–1.24%
Coca-Cola Co. (The)	96,770	6,765,191
Specialty Chemicals–0.44%
DuPont de Nemours, Inc.	59,690	2,399,538
Systems Software–8.58%
Microsoft Corp.	86,868	42,011,102
Shares		Value
Systems Software–(continued)
ServiceNow, Inc.(b)	31,745	$4,863,017
		46,874,119
Technology Hardware, Storage & Peripherals–6.55%
Apple, Inc.	131,612	35,780,038
Telecom Tower REITs–0.44%
American Tower Corp.	13,776	2,418,652
Tobacco–2.08%
Philip Morris International, Inc.	70,786	11,354,074
Transaction & Payment Processing Services–1.93%
Mastercard, Inc., Class A	18,508	10,565,847
Total Common Stocks & Other Equity Interests (Cost $295,765,022)		545,083,222
Money Market Funds–0.13%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	251,138	251,138
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	466,400	466,400
Total Money Market Funds (Cost $717,538)		717,538
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.87% (Cost $296,482,560)		545,800,760
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.56%
Invesco Private Government Fund, 3.74%(d)(e)(f)	851,434	851,434
Invesco Private Prime Fund, 3.88%(d)(e)(f)	2,213,189	2,213,853
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,065,287)		3,065,287
TOTAL INVESTMENTS IN SECURITIES–100.43% (Cost $299,547,847)		548,866,047
OTHER ASSETS LESS LIABILITIES—(0.43)%		(2,338,987)
NET ASSETS–100.00%		$546,527,060
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,612,411	$49,216,378	$(50,577,651)	$-	$-	$251,138	$47,981
Invesco Treasury Portfolio, Institutional Class	2,994,479	91,401,845	(93,929,924)	-	-	466,400	88,285
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Main Street Fund®

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$939,637	$168,385,978	$(168,474,181)	$-	$-	$851,434	$173,516*
Invesco Private Prime Fund	2,491,576	376,266,666	(376,544,149)	-	(240)	2,213,853	464,610*
Total	$8,038,103	$685,270,867	$(689,525,905)	$-	$(240)	$3,782,825	$774,392

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Main Street Fund®

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $295,765,022)*	$545,083,222
Investments in affiliated money market funds, at value (Cost $3,782,825)	3,782,825
Cash	750,079
Cash collateral from securities on loan	3,463,485
Receivable for:
Fund shares sold	19,445
Dividends	397,848
Investment for trustee deferred compensation and retirement plans	151,381
Total assets	553,648,285
Liabilities:
Payable for:
Fund shares reacquired	75,133
Collateral upon return of securities loaned	6,528,772
Accrued fees to affiliates	322,831
Accrued other operating expenses	43,108
Trustee deferred compensation and retirement plans	151,381
Total liabilities	7,121,225
Net assets applicable to shares outstanding	$546,527,060
Net assets consist of:
Shares of beneficial interest	$164,339,525
Distributable earnings	382,187,535
$546,527,060
Net Assets:
Series I	$170,636,932
Series II	$375,890,128
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	7,702,588
Series II	17,526,696
Series I:
Net asset value per share	$22.15
Series II:
Net asset value per share	$21.45

*	At December 31, 2025, securities with an aggregate value of $6,323,694 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $77,132)	$8,244,311
Dividends from affiliated money market funds (includes net securities lending income of $29,293)	165,559
Total investment income	8,409,870
Expenses:
Advisory fees	5,168,449
Administrative services fees	1,092,871
Custodian fees	8,887
Distribution fees - Series II	985,352
Transfer agent fees	39,979
Trustees’ and officers’ fees and benefits	27,451
Reports to shareholders	10,215
Professional services fees	52,762
Other	7,888
Total expenses	7,393,854
Less: Fees waived and/or expenses reimbursed	(456,039)
Net expenses	6,937,815
Net investment income	1,472,055
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	139,308,123
Affiliated investment securities	(240)
Foreign currencies	5,376
139,313,259
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(30,529,216)
Foreign currencies	4,112
(30,525,104)
Net realized and unrealized gain	108,788,155
Net increase in net assets resulting from operations	$110,260,210
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Main Street Fund®

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$1,472,055	$2,986,783
Net realized gain	139,313,259	47,610,051
Change in net unrealized appreciation (depreciation)	(30,525,104)	102,656,147
Net increase in net assets resulting from operations	110,260,210	153,252,981
Distributions to shareholders from distributable earnings:
Series I	(24,964,424)	(36,859,506)
Series II	(25,736,955)	(41,185,034)
Total distributions from distributable earnings	(50,701,379)	(78,044,540)
Share transactions–net:
Series I	(236,869,649)	(6,675,941)
Series II	(61,962,521)	49,608,254
Net increase (decrease) in net assets resulting from share transactions	(298,832,170)	42,932,313
Net increase (decrease) in net assets	(239,273,339)	118,140,754
Net assets:
Beginning of year	785,800,399	667,659,645
End of year	$546,527,060	$785,800,399
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Main Street Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$20.41	$0.07	$3.17	$3.24	$(0.12)	$(1.38)	$(1.50)	$22.15	15.93%	$170,637	0.80%	0.86%	0.33%	46%
Year ended 12/31/24	18.22	0.11	4.20	4.31	—	(2.12)	(2.12)	20.41	23.65	379,900	0.80	0.87	0.53	50
Year ended 12/31/23	16.12	0.12	3.40	3.52	(0.16)	(1.26)	(1.42)	18.22	23.22	344,992	0.80	0.87	0.66	63
Year ended 12/31/22	35.83	0.20	(7.70)	(7.50)	(0.46)	(11.75)	(12.21)	16.12	(20.13)	312,361	0.80	0.86	0.74	58
Year ended 12/31/21	29.91	0.25	7.93	8.18	(0.25)	(2.01)	(2.26)	35.83	27.57	428,274	0.79	0.79	0.73	55
Series II
Year ended 12/31/25	19.81	0.02	3.07	3.09	(0.07)	(1.38)	(1.45)	21.45	15.64	375,890	1.05	1.11	0.08	46
Year ended 12/31/24	17.77	0.06	4.10	4.16	—	(2.12)	(2.12)	19.81	23.39	405,901	1.05	1.12	0.28	50
Year ended 12/31/23	15.74	0.07	3.31	3.38	(0.09)	(1.26)	(1.35)	17.77	22.83	322,668	1.05	1.12	0.41	63
Year ended 12/31/22	35.28	0.13	(7.58)	(7.45)	(0.34)	(11.75)	(12.09)	15.74	(20.31)	384,741	1.05	1.11	0.49	58
Year ended 12/31/21	29.49	0.16	7.82	7.98	(0.18)	(2.01)	(2.19)	35.28	27.28	592,530	1.04	1.04	0.48	55

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Main Street Fund®

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Main Street Fund® (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco V.I. Main Street Fund®

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
9
Invesco V.I. Main Street Fund®

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $2,380 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
Up to $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.580%
Over $5 billion	0.560%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.69%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has contractually agreed, through at least April 30, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.80% and 1.05%, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement
10
Invesco V.I. Main Street Fund®

to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $456,039.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $105,455 for accounting and fund administrative services and was reimbursed $987,416 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $13,512 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$538,404,840	$6,678,382	$—	$545,083,222
Money Market Funds	717,538	3,065,287	—	3,782,825
Total Investments	$539,122,378	$9,743,669	$—	$548,866,047
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund
11
Invesco V.I. Main Street Fund®

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$11,619,596	$10,782,518
Long-term capital gain	39,081,783	67,262,022
Total distributions	$50,701,379	$78,044,540

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$14,758,170
Undistributed long-term capital gain	122,599,706
Net unrealized appreciation — investments	244,964,776
Net unrealized appreciation — foreign currencies	3,786
Temporary book/tax differences	(138,903)
Shares of beneficial interest	164,339,525
Total net assets	$546,527,060
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $336,372,465 and $678,107,336, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$248,239,573
Aggregate unrealized (depreciation) of investments	(3,274,797)
Net unrealized appreciation of investments	$244,964,776
Cost of investments for tax purposes is $303,901,271.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2025, undistributed net investment income was increased by $5,376 and undistributed net realized gain was decreased by $5,376. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	258,400	$5,522,799	329,367	$6,827,535
Series II	1,323,972	26,181,725	4,691,085	96,860,077
Issued as reinvestment of dividends:
Series I	1,134,231	24,964,424	1,802,421	36,859,506
Series II	1,207,174	25,736,955	2,073,768	41,185,032
12
Invesco V.I. Main Street Fund®

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(12,303,523)	$(267,356,872)	(2,453,913)	$(50,362,982)
Series II	(5,496,159)	(113,881,201)	(4,426,174)	(88,436,855)
Net increase (decrease) in share activity	(13,875,905)	$(298,832,170)	2,016,554	$42,932,313

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 62% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco V.I. Main Street Fund®

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Main Street Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Main Street Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco V.I. Main Street Fund®

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$39,081,783
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	72.06%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
15
Invesco V.I. Main Street Fund®

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
16
Invesco V.I. Main Street Fund®

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Main Street Mid Cap Fund®

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VIMCCE-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–99.07%
Aerospace & Defense–5.81%
AeroVironment, Inc.(b)	4,691	$1,134,706
ATI, Inc.(b)	17,439	2,001,300
Curtiss-Wright Corp.	3,658	2,016,546
Howmet Aerospace, Inc.	13,161	2,698,268
StandardAero, Inc.(b)	43,768	1,255,266
		9,106,086
Agricultural & Farm Machinery–0.84%
AGCO Corp.	12,608	1,315,267
Apparel Retail–1.41%
Burlington Stores, Inc.(b)	7,655	2,211,147
Application Software–3.70%
Datadog, Inc., Class A(b)	11,597	1,577,076
HubSpot, Inc.(b)	4,236	1,699,907
Samsara, Inc., Class A(b)	24,551	870,333
Unity Software, Inc.(b)	37,588	1,660,262
		5,807,578
Asset Management & Custody Banks–0.88%
Carlyle Group, Inc. (The)	23,418	1,384,238
Automotive Parts & Equipment–0.60%
Visteon Corp.(c)	9,808	932,741
Automotive Retail–0.82%
AutoNation, Inc.(b)	6,236	1,287,609
Biotechnology–3.80%
Abivax S.A., ADR (France)(b)(c)	7,114	959,359
ADMA Biologics, Inc.(b)	60,133	1,096,826
BridgeBio Pharma, Inc.(b)(c)	15,647	1,196,839
Ionis Pharmaceuticals, Inc.(b)	13,295	1,051,767
Natera, Inc.(b)	7,222	1,654,488
		5,959,279
Building Products–2.65%
A.O. Smith Corp.	20,686	1,383,480
Johnson Controls International PLC	12,124	1,451,849
Lennox International, Inc.	2,725	1,323,205
		4,158,534
Communications Equipment–0.63%
Motorola Solutions, Inc.	2,582	989,732
Construction & Engineering–0.62%
WillScot Holdings Corp.(c)	51,630	972,193
Construction Machinery & Heavy Transportation Equipment– 1.04%
Allison Transmission Holdings, Inc.	16,640	1,629,056
Construction Materials–1.06%
Vulcan Materials Co.	5,844	1,666,826
Consumer Staples Merchandise Retail–0.97%
BJ’s Wholesale Club Holdings, Inc.(b)(c)	16,968	1,527,629
Shares		Value
Data Center REITs–1.14%
Digital Realty Trust, Inc.	11,549	$1,786,746
Diversified Banks–1.04%
Fifth Third Bancorp(c)	34,981	1,637,461
Diversified Financial Services–1.26%
Equitable Holdings, Inc.	41,523	1,978,571
Electric Utilities–1.50%
PPL Corp.	67,359	2,358,912
Electrical Components & Equipment–3.74%
Hubbell, Inc.	4,320	1,918,555
Rockwell Automation, Inc.	5,512	2,144,554
Vertiv Holdings Co., Class A	11,102	1,798,635
		5,861,744
Electronic Equipment & Instruments–1.18%
Keysight Technologies, Inc.(b)	9,110	1,851,061
Environmental & Facilities Services–1.05%
Casella Waste Systems, Inc., Class A(b)(c)	16,815	1,646,861
Fertilizers & Agricultural Chemicals–1.16%
Corteva, Inc.	27,010	1,810,480
Financial Exchanges & Data–1.50%
Bullish (Cayman Islands)(b)(c)	15,326	580,396
Cboe Global Markets, Inc.	7,085	1,778,335
		2,358,731
Food Distributors–1.42%
Sysco Corp.	30,194	2,224,996
Health Care Distributors–1.29%
Cencora, Inc.	6,007	2,028,864
Health Care Facilities–2.02%
Encompass Health Corp.	14,797	1,570,554
Tenet Healthcare Corp.(b)	8,039	1,597,510
		3,168,064
Health Care REITs–1.42%
American Healthcare REIT, Inc.(c)	47,167	2,219,679
Health Care Services–1.04%
Guardant Health, Inc.(b)	15,949	1,629,031
Homebuilding–2.44%
D.R. Horton, Inc.	13,437	1,935,331
TopBuild Corp.(b)	4,521	1,886,116
		3,821,447
Hotels, Resorts & Cruise Lines–2.71%
Royal Caribbean Cruises Ltd.(c)	9,751	2,719,749
Wyndham Hotels & Resorts, Inc.(c)	20,275	1,531,979
		4,251,728
Human Resource & Employment Services–0.82%
Korn Ferry(c)	19,436	1,283,165
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Main Street Mid Cap Fund®

Shares		Value
Independent Power Producers & Energy Traders–0.96%
Vistra Corp.	9,288	$1,498,433
Industrial Machinery & Supplies & Components–3.25%
ITT, Inc.	7,848	1,361,706
Lincoln Electric Holdings, Inc.(c)	7,588	1,818,388
Xylem, Inc.	14,086	1,918,232
		5,098,326
Industrial REITs–1.55%
First Industrial Realty Trust, Inc.	42,358	2,425,843
Insurance Brokers–1.16%
Arthur J. Gallagher & Co.	6,999	1,811,271
Interactive Home Entertainment–2.07%
Electronic Arts, Inc.	7,817	1,597,248
Take-Two Interactive Software, Inc.(b)	6,433	1,647,041
		3,244,289
Internet Services & Infrastructure–3.04%
MongoDB, Inc.(b)	7,493	3,144,737
Snowflake, Inc., Class A(b)	7,410	1,625,458
		4,770,195
Investment Banking & Brokerage–1.76%
Raymond James Financial, Inc.	17,206	2,763,111
IT Consulting & Other Services–0.72%
Amdocs Ltd.(c)	14,073	1,133,017
Life Sciences Tools & Services–2.40%
Lonza Group AG (Switzerland)	1,798	1,212,247
Repligen Corp.(b)(c)	8,839	1,448,359
Waters Corp.(b)	2,916	1,107,584
		3,768,190
Metal, Glass & Plastic Containers–0.52%
Silgan Holdings, Inc.(c)	19,989	806,956
Multi-Family Residential REITs–0.87%
AvalonBay Communities, Inc.(c)	7,557	1,370,160
Multi-Utilities–2.77%
Ameren Corp.	21,489	2,145,892
CMS Energy Corp.	31,355	2,192,655
		4,338,547
Oil & Gas Exploration & Production–2.44%
Expand Energy Corp.	14,434	1,592,936
Permian Resources Corp.(c)	159,040	2,231,331
		3,824,267
Oil & Gas Refining & Marketing–0.68%
Valero Energy Corp.	6,527	1,062,530
Oil & Gas Storage & Transportation–2.50%
Cheniere Energy, Inc.	10,345	2,010,964
Williams Cos., Inc. (The)	31,687	1,904,706
		3,915,670
Other Specialized REITs–0.60%
Lamar Advertising Co., Class A(c)	7,381	934,287
Shares		Value
Other Specialty Retail–0.95%
Tractor Supply Co.	29,787	$1,489,648
Packaged Foods & Meats–0.75%
McCormick & Co., Inc.	17,267	1,176,055
Personal Care Products–1.06%
Estee Lauder Cos., Inc. (The), Class A	15,866	1,661,487
Property & Casualty Insurance–2.18%
American International Group, Inc.	14,496	1,240,133
Hartford Insurance Group, Inc. (The)	15,817	2,179,582
		3,419,715
Regional Banks–3.74%
Citizens Financial Group, Inc.	27,021	1,578,297
M&T Bank Corp.	9,754	1,965,236
Wintrust Financial Corp.(c)	16,587	2,319,194
		5,862,727
Reinsurance–0.93%
Reinsurance Group of America, Inc.	7,135	1,451,687
Research & Consulting Services–1.03%
TransUnion(c)	18,833	1,614,930
Restaurants–2.15%
Domino’s Pizza, Inc.(c)	3,182	1,326,321
Yum! Brands, Inc.	13,475	2,038,498
		3,364,819
Retail REITs–1.31%
Brixmor Property Group, Inc.(c)	78,088	2,047,467
Semiconductors–3.15%
Astera Labs, Inc.(b)	11,193	1,862,067
Marvell Technology, Inc.	13,955	1,185,896
Microchip Technology, Inc.	29,658	1,889,808
		4,937,771
Single-Family Residential REITs–0.95%
American Homes 4 Rent, Class A	46,609	1,496,149
Specialty Chemicals–2.02%
DuPont de Nemours, Inc.	34,354	1,381,031
International Flavors & Fragrances, Inc.	26,408	1,779,635
		3,160,666
Total Common Stocks & Other Equity Interests (Cost $111,914,181)		155,313,669
Money Market Funds–0.94%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	513,607	513,607
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	953,825	953,825
Total Money Market Funds (Cost $1,467,432)		1,467,432
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $113,381,613)		156,781,101
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Main Street Mid Cap Fund®

Shares		Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–12.05%
Invesco Private Government Fund, 3.74%(d)(e)(f)	5,253,081	$5,253,081
Invesco Private Prime Fund, 3.88%(d)(e)(f)	13,635,667	13,639,757
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,892,838)		18,892,838
TOTAL INVESTMENTS IN SECURITIES–112.06% (Cost $132,274,451)		175,673,939
OTHER ASSETS LESS LIABILITIES—(12.06)%		(18,899,506)
NET ASSETS–100.00%		$156,774,433
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$631,958	$14,111,521	$(14,229,872)	$-	$-	$513,607	$25,427
Invesco Treasury Portfolio, Institutional Class	1,173,576	26,207,111	(26,426,862)	-	-	953,825	46,772
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,820,599	132,864,209	(137,431,727)	-	-	5,253,081	392,229*
Invesco Private Prime Fund	25,593,248	270,766,034	(282,720,923)	-	1,398	13,639,757	1,042,159*
Total	$37,219,381	$443,948,875	$(460,809,384)	$-	$1,398	$20,360,270	$1,506,587

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Main Street Mid Cap Fund®

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $111,914,181)*	$155,313,669
Investments in affiliated money market funds, at value (Cost $20,360,270)	20,360,270
Receivable for:
Fund shares sold	10,915
Dividends	178,736
Investment for trustee deferred compensation and retirement plans	102,748
Other assets	3,577
Total assets	175,969,915
Liabilities:
Payable for:
Fund shares reacquired	76,330
Amount due custodian	1,500
Collateral upon return of securities loaned	18,892,838
Accrued fees to affiliates	86,077
Accrued other operating expenses	32,825
Trustee deferred compensation and retirement plans	105,912
Total liabilities	19,195,482
Net assets applicable to shares outstanding	$156,774,433
Net assets consist of:
Shares of beneficial interest	$83,050,522
Distributable earnings	73,723,911
$156,774,433
Net Assets:
Series I	$113,895,248
Series II	$42,879,185
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	10,345,233
Series II	4,083,364
Series I:
Net asset value per share	$11.01
Series II:
Net asset value per share	$10.50

*	At December 31, 2025, securities with an aggregate value of $16,142,372 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $1,022)	$2,639,004
Dividends from affiliated money market funds (includes net securities lending income of $42,258)	114,457
Total investment income	2,753,461
Expenses:
Advisory fees	1,442,464
Administrative services fees	328,319
Custodian fees	2,547
Distribution fees - Series II	208,282
Transfer agent fees	10,609
Trustees’ and officers’ fees and benefits	23,245
Reports to shareholders	10,579
Professional services fees	53,301
Other	2,131
Total expenses	2,081,477
Less: Fees waived and/or expenses reimbursed	(1,967)
Net expenses	2,079,510
Net investment income	673,951
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	30,509,256
Affiliated investment securities	1,398
Foreign currencies	54
30,510,708
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(13,516,827)
Foreign currencies	261
(13,516,566)
Net realized and unrealized gain	16,994,142
Net increase in net assets resulting from operations	$17,668,093
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Main Street Mid Cap Fund®

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$673,951	$445,995
Net realized gain	30,510,708	20,012,278
Change in net unrealized appreciation (depreciation)	(13,516,566)	12,054,595
Net increase in net assets resulting from operations	17,668,093	32,512,868
Distributions to shareholders from distributable earnings:
Series I	(11,186,480)	(3,231,280)
Series II	(9,460,610)	(2,368,195)
Total distributions from distributable earnings	(20,647,090)	(5,599,475)
Share transactions–net:
Series I	(4,959,123)	(13,836,037)
Series II	(48,740,722)	(2,589,662)
Net increase (decrease) in net assets resulting from share transactions	(53,699,845)	(16,425,699)
Net increase (decrease) in net assets	(56,678,842)	10,487,694
Net assets:
Beginning of year	213,453,275	202,965,581
End of year	$156,774,433	$213,453,275
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Main Street Mid Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$11.16	$0.05	$0.97	$1.02	$(0.04)	$(1.13)	$(1.17)	$11.01	9.19%	$113,895	0.94%	0.94%	0.44%	45%
Year ended 12/31/24	9.79	0.03	1.64	1.67	(0.04)	(0.26)	(0.30)	11.16	17.07	119,877	0.95	0.95	0.32	41
Year ended 12/31/23	8.58	0.04	1.20	1.24	(0.03)	—	(0.03)	9.79	14.47	117,983	0.94	0.94	0.39	34
Year ended 12/31/22	12.97	0.06	(1.97)	(1.91)	(0.04)	(2.44)	(2.48)	8.58	(14.26)	116,146	0.93	0.93	0.51	60
Year ended 12/31/21	10.57	0.00	2.46	2.46	(0.06)	—	(0.06)	12.97	23.24	155,200	0.93	0.93	0.01	58
Series II
Year ended 12/31/25	10.69	0.02	0.93	0.95	(0.01)	(1.13)	(1.14)	10.50	8.96	42,879	1.19	1.19	0.19	45
Year ended 12/31/24	9.39	0.01	1.56	1.57	(0.01)	(0.26)	(0.27)	10.69	16.79	93,576	1.20	1.20	0.07	41
Year ended 12/31/23	8.23	0.01	1.15	1.16	(0.00)	—	—	9.39	14.14	84,983	1.19	1.19	0.14	34
Year ended 12/31/22	12.55	0.03	(1.90)	(1.87)	(0.01)	(2.44)	(2.45)	8.23	(14.45)	77,988	1.18	1.18	0.26	60
Year ended 12/31/21	10.24	(0.03)	2.37	2.34	(0.03)	—	(0.03)	12.55	22.86	99,770	1.18	1.18	(0.24)	58

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Main Street Mid Cap Fund®

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Main Street Mid Cap Fund® (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco V.I. Main Street Mid Cap Fund®

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not
9
Invesco V.I. Main Street Mid Cap Fund®

increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $4,060 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $500 million	0.725%
Next $500 million	0.700%
Next $500 million	0.675%
Over $1.5 billion	0.650%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.72%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed
10
Invesco V.I. Main Street Mid Cap Fund®

the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $1,967.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $30,029 for accounting and fund administrative services and was reimbursed $298,290 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $19,582 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$154,101,422	$1,212,247	$—	$155,313,669
Money Market Funds	1,467,432	18,892,838	—	20,360,270
Total Investments	$155,568,854	$20,105,085	$—	$175,673,939
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund
11
Invesco V.I. Main Street Mid Cap Fund®

may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$1,721,888	$506,417
Long-term capital gain	18,925,202	5,093,058
Total distributions	$20,647,090	$5,599,475

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$5,269,360
Undistributed long-term capital gain	25,578,558
Net unrealized appreciation — investments	42,932,063
Net unrealized appreciation — foreign currencies	253
Temporary book/tax differences	(56,323)
Shares of beneficial interest	83,050,522
Total net assets	$156,774,433
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $87,594,462 and $161,041,540, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$46,438,113
Aggregate unrealized (depreciation) of investments	(3,506,050)
Net unrealized appreciation of investments	$42,932,063
Cost of investments for tax purposes is $132,741,876.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of REITs, on December 31, 2025, undistributed net investment income was increased by $54, undistributed net realized gain was decreased by $3,993 and shares of beneficial interest was increased by $3,939. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	249,535	$2,744,032	275,949	$2,933,343
Series II	1,109,221	12,145,657	1,087,158	11,189,873
Issued as reinvestment of dividends:
Series I	1,022,530	11,186,480	291,632	3,231,280
Series II	906,189	9,460,610	222,784	2,368,195
12
Invesco V.I. Main Street Mid Cap Fund®

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,670,906)	$(18,889,635)	(1,877,177)	$(20,000,660)
Series II	(6,683,222)	(70,346,989)	(1,604,766)	(16,147,730)
Net increase (decrease) in share activity	(5,066,653)	$(53,699,845)	(1,604,420)	$(16,425,699)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 69% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco V.I. Main Street Mid Cap Fund®

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Main Street Mid Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Main Street Mid Cap Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco V.I. Main Street Mid Cap Fund®

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$18,925,202
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	82.19%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
15
Invesco V.I. Main Street Mid Cap Fund®

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
16
Invesco V.I. Main Street Mid Cap Fund®

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Main Street Small Cap Fund®

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
O-VIMSS-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–97.69%
Aerospace & Defense–2.80%
AAR Corp.(b)	160,144	$13,258,322
AeroVironment, Inc.(b)	29,854	7,221,384
ATI, Inc.(b)	117,629	13,499,104
		33,978,810
Agricultural & Farm Machinery–0.75%
AGCO Corp.	87,474	9,125,287
Air Freight & Logistics–1.46%
Hub Group, Inc., Class A	416,488	17,746,554
Application Software–0.97%
Unity Software, Inc.(b)	265,252	11,716,181
Asset Management & Custody Banks–0.94%
Federated Hermes, Inc., Class B(c)	218,433	11,373,806
Automotive Parts & Equipment–2.43%
Dorman Products, Inc.(b)	119,625	14,736,604
Visteon Corp.	154,900	14,730,990
		29,467,594
Automotive Retail–1.48%
AutoNation, Inc.(b)	87,097	17,983,789
Biotechnology–4.64%
ADMA Biologics, Inc.(b)	1,209,126	22,054,458
BridgeBio Pharma, Inc.(b)(c)	260,612	19,934,212
Soleno Therapeutics, Inc.(b)(c)	120,783	5,592,253
Twist Bioscience Corp.(b)(c)	271,914	8,625,112
		56,206,035
Building Products–2.41%
Hayward Holdings, Inc.(b)	630,172	9,736,157
Zurn Elkay Water Solutions Corp.	418,110	19,437,934
		29,174,091
Commercial & Residential Mortgage Finance–2.03%
PennyMac Financial Services, Inc.	186,912	24,642,478
Construction & Engineering–0.56%
WillScot Holdings Corp.(c)	359,690	6,772,963
Construction Machinery & Heavy Transportation Equipment– 3.27%
Allison Transmission Holdings, Inc.	125,816	12,317,386
Atmus Filtration Technologies, Inc.	302,271	15,690,888
Federal Signal Corp.	106,937	11,612,289
		39,620,563
Construction Materials–0.48%
Eagle Materials, Inc.	27,870	5,760,172
Diversified Banks–0.87%
Bank of N.T. Butterfield & Son Ltd. (The) (Bermuda)	211,949	10,559,299
Diversified Metals & Mining–0.49%
MP Materials Corp.(b)(c)	116,567	5,888,965
Shares		Value
Diversified REITs–1.55%
Essential Properties Realty Trust, Inc.(c)	634,558	$18,820,990
Education Services–1.15%
Bright Horizons Family Solutions, Inc.(b)	61,877	6,274,328
Stride, Inc.(b)(c)	117,535	7,631,547
		13,905,875
Electric Utilities–0.82%
Portland General Electric Co.	207,843	9,974,386
Electronic Components–1.36%
Belden, Inc.(c)	141,187	16,455,345
Electronic Equipment & Instruments–2.83%
Badger Meter, Inc.	50,630	8,830,378
Itron, Inc.(b)	140,510	13,047,758
Ralliant Corp.	243,393	12,391,138
		34,269,274
Electronic Manufacturing Services–1.31%
Sanmina Corp.(b)	105,884	15,890,012
Environmental & Facilities Services–1.50%
Casella Waste Systems, Inc., Class A(b)	186,115	18,228,103
Financial Exchanges & Data–1.02%
Bullish (Cayman Islands)(b)(c)	159,442	6,038,069
Miami International Holdings, Inc.(b)(c)	142,885	6,341,236
		12,379,305
Footwear–1.44%
Steven Madden Ltd.(c)	418,801	17,438,874
Gas Utilities–0.82%
Chesapeake Utilities Corp.	79,467	9,914,303
Gold–0.51%
Coeur Mining, Inc.(b)	349,385	6,229,535
Health Care Equipment–0.61%
Artivion, Inc.(b)	162,011	7,389,322
Health Care Facilities–0.90%
Encompass Health Corp.	102,367	10,865,233
Health Care REITs–2.06%
American Healthcare REIT, Inc.(c)	529,506	24,918,552
Health Care Services–4.51%
Addus HomeCare Corp.(b)(c)	72,105	7,743,356
BrightSpring Health Services, Inc.(b)(c)	546,879	20,480,618
Guardant Health, Inc.(b)	200,286	20,457,212
Lumexa Imaging Holdings, Inc.(b)	324,518	6,003,583
		54,684,769
Heavy Electrical Equipment–0.77%
Bloom Energy Corp., Class A(b)	106,957	9,293,494
Homebuilding–2.14%
Champion Homes, Inc.(b)	163,536	13,818,792
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Main Street Small Cap Fund®

Shares		Value
Homebuilding–(continued)
KB Home(c)	215,875	$12,177,509
		25,996,301
Hotels, Resorts & Cruise Lines–0.93%
Wyndham Hotels & Resorts, Inc.	149,542	11,299,393
Human Resource & Employment Services–1.88%
Korn Ferry	137,622	9,085,804
Upwork, Inc.(b)(c)	690,107	13,677,921
		22,763,725
Industrial Machinery & Supplies & Components–4.29%
Enpro, Inc.(c)	99,961	21,404,649
ESAB Corp.	154,838	17,298,501
Gates Industrial Corp. PLC(b)	619,867	13,308,545
		52,011,695
Industrial REITs–1.29%
Terreno Realty Corp.(c)	266,360	15,637,996
Investment Banking & Brokerage–1.77%
BGC Group, Inc., Class A	1,249,449	11,157,580
Stifel Financial Corp.	82,342	10,310,865
		21,468,445
IT Consulting & Other Services–1.28%
ASGN, Inc.(b)	321,469	15,485,162
Leisure Facilities–0.69%
Life Time Group Holdings, Inc.(b)	313,830	8,341,601
Life Sciences Tools & Services–2.59%
Adaptive Biotechnologies Corp.(b)	481,207	7,814,802
BioLife Solutions, Inc.(b)	464,081	11,221,478
Repligen Corp.(b)	75,199	12,322,108
		31,358,388
Metal, Glass & Plastic Containers–1.03%
Silgan Holdings, Inc.(c)	310,042	12,516,396
Oil & Gas Drilling–1.60%
Helmerich & Payne, Inc.	678,054	19,446,589
Oil & Gas Equipment & Services–1.43%
Kodiak Gas Services, Inc.	464,666	17,378,508
Oil & Gas Exploration & Production–1.23%
Northern Oil and Gas, Inc.(c)	693,305	14,885,258
Other Specialized REITs–1.46%
Outfront Media, Inc.	736,865	17,758,446
Personal Care Products–0.53%
Interparfums, Inc.	75,279	6,385,918
Pharmaceuticals–2.00%
Collegium Pharmaceutical, Inc.(b)	152,291	7,051,073
Nektar Therapeutics(b)	92,678	3,918,426
Tarsus Pharmaceuticals, Inc.(b)	162,338	13,292,236
		24,261,735
Property & Casualty Insurance–1.64%
Definity Financial Corp. (Canada)	160,173	8,860,832
Shares		Value
Property & Casualty Insurance–(continued)
Skyward Specialty Insurance Group, Inc.(b)	215,171	$10,997,390
		19,858,222
Regional Banks–10.31%
Ameris Bancorp(c)	122,608	9,106,096
Banc of California, Inc.	793,094	15,298,783
Cathay General Bancorp	327,762	15,860,403
Columbia Banking System, Inc.	759,360	21,224,112
OceanFirst Financial Corp.	424,338	7,616,867
United Community Banks, Inc.	302,988	9,459,285
Webster Financial Corp.	252,810	15,911,862
Wintrust Financial Corp.	142,903	19,980,698
WSFS Financial Corp.	190,272	10,510,625
		124,968,731
Restaurants–1.29%
Cheesecake Factory, Inc. (The)(c)	310,306	15,664,247
Semiconductor Materials & Equipment–0.85%
MKS, Inc.	64,648	10,330,750
Semiconductors–6.13%
Allegro MicroSystems, Inc. (Japan)(b)(c)	542,689	14,316,136
Credo Technology Group Holding Ltd.(b)	73,571	10,586,131
Lattice Semiconductor Corp.(b)	215,991	15,892,618
MACOM Technology Solutions Holdings, Inc.(b)	87,847	15,046,434
Rambus, Inc.(b)	65,955	6,060,605
Silicon Laboratories, Inc.(b)	94,785	12,388,399
		74,290,323
Steel–1.35%
Commercial Metals Co.	236,027	16,337,789
Transaction & Payment Processing Services–1.24%
Marqeta, Inc., Class A(b)(c)	1,665,562	7,911,419
Paymentus Holdings, Inc., Class A(b)	224,328	7,086,522
		14,997,941
Total Common Stocks & Other Equity Interests (Cost $923,125,026)		1,184,117,518
Money Market Funds–1.34%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	5,697,523	5,697,523
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	10,576,946	10,576,946
Total Money Market Funds (Cost $16,274,469)		16,274,469
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.03% (Cost $939,399,495)		1,200,391,987
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–11.61%
Invesco Private Government Fund, 3.74%(d)(e)(f)	39,177,197	39,177,197
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Main Street Small Cap Fund®

Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 3.88%(d)(e)(f)	101,597,486	$101,627,965
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $140,805,162)		140,805,162
TOTAL INVESTMENTS IN SECURITIES–110.64% (Cost $1,080,204,657)		1,341,197,149
OTHER ASSETS LESS LIABILITIES—(10.64)%		(129,030,022)
NET ASSETS–100.00%		$1,212,167,127
Investment Abbreviations:
REIT	– Real Estate Investment Trust
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5,818,076	$130,055,850	$(130,176,403)	$-	$-	$5,697,523	$258,082
Invesco Treasury Portfolio, Institutional Class	10,800,832	241,532,294	(241,756,180)	-	-	10,576,946	474,509
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	76,835,293	467,307,542	(504,965,638)	-	-	39,177,197	2,307,143*
Invesco Private Prime Fund	200,053,567	943,574,743	(1,042,003,992)	-	3,647	101,627,965	6,221,030*
Total	$293,507,768	$1,782,470,429	$(1,918,902,213)	$-	$3,647	$157,079,631	$9,260,764

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Main Street Small Cap Fund®

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $923,125,026)*	$1,184,117,518
Investments in affiliated money market funds, at value (Cost $157,079,631)	157,079,631
Cash	1,166,731
Receivable for:
Investments sold	10,025,233
Fund shares sold	332,732
Dividends	1,303,696
Investment for trustee deferred compensation and retirement plans	76,541
Total assets	1,354,102,082
Liabilities:
Payable for:
Fund shares reacquired	298,913
Collateral upon return of securities loaned	140,805,162
Accrued fees to affiliates	711,342
Accrued other operating expenses	42,997
Trustee deferred compensation and retirement plans	76,541
Total liabilities	141,934,955
Net assets applicable to shares outstanding	$1,212,167,127
Net assets consist of:
Shares of beneficial interest	$882,093,311
Distributable earnings	330,073,816
$1,212,167,127
Net Assets:
Series I	$404,601,522
Series II	$807,565,605
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	14,174,976
Series II	29,142,006
Series I:
Net asset value per share	$28.54
Series II:
Net asset value per share	$27.71

*	At December 31, 2025, securities with an aggregate value of $134,237,970 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $18,282)	$13,664,121
Dividends from affiliated money market funds (includes net securities lending income of $306,192)	1,038,783
Total investment income	14,702,904
Expenses:
Advisory fees	6,997,626
Administrative services fees	1,728,635
Custodian fees	7,755
Distribution fees - Series II	1,913,782
Transfer agent fees	52,703
Trustees’ and officers’ fees and benefits	28,925
Reports to shareholders	10,265
Professional services fees	54,064
Other	10,101
Total expenses	10,803,856
Less: Fees waived and/or expenses reimbursed	(20,173)
Net expenses	10,783,683
Net investment income	3,919,221
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	71,436,403
Affiliated investment securities	3,647
Foreign currencies	4,264
71,444,314
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	15,634,100
Foreign currencies	(68)
15,634,032
Net realized and unrealized gain	87,078,346
Net increase in net assets resulting from operations	$90,997,567
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Main Street Small Cap Fund®

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$3,919,221	$3,278,375
Net realized gain	71,444,314	112,187,615
Change in net unrealized appreciation (depreciation)	15,634,032	(10,412,221)
Net increase in net assets resulting from operations	90,997,567	105,053,769
Distributions to shareholders from distributable earnings:
Series I	(34,568,195)	(7,337,261)
Series II	(82,196,193)	(27,012,158)
Total distributions from distributable earnings	(116,764,388)	(34,349,419)
Share transactions–net:
Series I	199,469,713	23,344,941
Series II	68,896,787	35,263,594
Net increase in net assets resulting from share transactions	268,366,500	58,608,535
Net increase in net assets	242,599,679	129,312,885
Net assets:
Beginning of year	969,567,448	840,254,563
End of year	$1,212,167,127	$969,567,448
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Main Street Small Cap Fund®

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$29.25	$0.16	$2.32	$2.48	$(0.14)	$(3.05)	$(3.19)	$28.54	8.70%	$404,602	0.84%	0.84%	0.56%	50%
Year ended 12/31/24	26.91	0.16	3.24	3.40	—	(1.06)	(1.06)	29.25	12.69	213,154	0.87	0.87	0.56	42
Year ended 12/31/23	23.08	0.11	4.01	4.12	(0.29)	—	(0.29)	26.91	18.13	174,202	0.88	0.88	0.44	42
Year ended 12/31/22	31.47	0.11	(5.12)	(5.01)	(0.15)	(3.23)	(3.38)	23.08	(15.83)	142,703	0.84	0.87	0.41	32
Year ended 12/31/21	27.42	0.01	6.19	6.20	(0.12)	(2.03)	(2.15)	31.47	22.55	158,060	0.80	0.84	0.03	32
Series II
Year ended 12/31/25	28.49	0.09	2.25	2.34	(0.07)	(3.05)	(3.12)	27.71	8.44	807,566	1.09	1.09	0.31	50
Year ended 12/31/24	26.30	0.09	3.16	3.25	—	(1.06)	(1.06)	28.49	12.41	756,414	1.12	1.12	0.31	42
Year ended 12/31/23	22.56	0.05	3.92	3.97	(0.23)	—	(0.23)	26.30	17.82	666,053	1.13	1.13	0.19	42
Year ended 12/31/22	30.83	0.04	(5.01)	(4.97)	(0.07)	(3.23)	(3.30)	22.56	(16.04)	562,756	1.09	1.12	0.16	32
Year ended 12/31/21	26.91	(0.07)	6.08	6.01	(0.06)	(2.03)	(2.09)	30.83	22.26	709,699	1.05	1.09	(0.22)	32

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Main Street Small Cap Fund®

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Main Street Small Cap Fund® (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek capital appreciation.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco V.I. Main Street Small Cap Fund®

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not
9
Invesco V.I. Main Street Small Cap Fund®

increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $22,400 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $200 million	0.750%
Next $200 million	0.720%
Next $200 million	0.690%
Next $200 million	0.660%
Next $200 million	0.600%
Next $4 billion	0.580%
Over $5 billion	0.560%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.66%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to
10
Invesco V.I. Main Street Small Cap Fund®

any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $20,173.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $149,266 for accounting and fund administrative services and was reimbursed $1,579,369 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $45,800 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,184,117,518	$—	$—	$1,184,117,518
Money Market Funds	16,274,469	140,805,162	—	157,079,631
Total Investments	$1,200,391,987	$140,805,162	$—	$1,341,197,149
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under
11
Invesco V.I. Main Street Small Cap Fund®

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$11,945,766	$—
Long-term capital gain	104,818,622	34,349,419
Total distributions	$116,764,388	$34,349,419

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$6,695,943
Undistributed long-term capital gain	64,721,379
Net unrealized appreciation — investments	258,720,932
Temporary book/tax differences	(64,438)
Shares of beneficial interest	882,093,311
Total net assets	$1,212,167,127
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $664,469,138 and $518,565,260, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$297,234,038
Aggregate unrealized (depreciation) of investments	(38,513,106)
Net unrealized appreciation of investments	$258,720,932
Cost of investments for tax purposes is $1,082,476,217.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of REITs and foreign currency transactions, on December 31, 2025, undistributed net investment income was increased by $4,264 and undistributed net realized gain was decreased by $4,264. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	6,953,921	$203,064,296	1,570,250	$45,007,834
Series II	3,107,885	87,500,012	4,097,751	115,174,331
12
Invesco V.I. Main Street Small Cap Fund®

	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Series I	1,235,461	$34,568,195	254,324	$7,337,261
Series II	3,024,142	82,196,193	960,603	27,012,156
Reacquired:
Series I	(1,301,609)	(38,162,778)	(1,011,610)	(29,000,154)
Series II	(3,537,892)	(100,799,418)	(3,836,222)	(106,922,893)
Net increase in share activity	9,481,908	$268,366,500	2,035,096	$58,608,535

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco V.I. Main Street Small Cap Fund®

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Main Street Small Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Main Street Small Cap Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco V.I. Main Street Small Cap Fund®

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$104,818,622
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	50.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
15
Invesco V.I. Main Street Small Cap Fund®

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
16
Invesco V.I. Main Street Small Cap Fund®

Annual Financial Statements and Other Information
December 31, 2025
Invesco® V.I. S&P 500 Buffer Fund - December

2	Schedule of Investments
3	Financial Statements
5	Financial Highlights
6	Notes to Financial Statements
12	Report of Independent Registered Public Accounting Firm
13	Tax Information
14	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VISP500D-NCSR

Schedule of Investments
December 31, 2025

Shares		Value
Money Market Funds–1.88%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(a)(b)	364,677	$364,677
Invesco Treasury Portfolio, Institutional Class, 3.64%(a)(b)	677,172	677,172
Total Money Market Funds (Cost $1,041,849)		1,041,849
Value
Options Purchased–101.10%
(Cost $56,031,806)(c)	$56,031,806
TOTAL INVESTMENTS IN SECURITIES–102.98% (Cost $57,073,655)	57,073,655
OTHER ASSETS LESS LIABILITIES—(2.98)%	(1,651,363)
NET ASSETS–100.00%	$55,422,292
Notes to Schedule of Investments:
(a)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$993,772	$10,460,773	$(11,089,868)	$-	$-	$364,677	$28,653
Invesco Treasury Portfolio, Institutional Class	1,845,270	19,427,150	(20,595,248)	-	-	677,172	52,718
Total	$2,839,042	$29,887,923	$(31,685,116)	$-	$-	$1,041,849	$81,371

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(c)	The table below details options purchased.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Mini Index	Call	12/31/2026	805	USD	20.54	USD	1,653,470	$52,970,903
Equity Risk
S&P 500® Mini Index	Put	12/31/2026	805	USD	684.55	USD	55,106,275	3,060,903
Total Open Index Options Purchased								$56,031,806

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Mini Index	Call	12/31/2026	805	USD	779.91	USD	62,782,755	$ (1,000,322)
Equity Risk
S&P 500® Mini Index	Put	12/31/2026	805	USD	616.10	USD	49,596,050	(1,744,142)
Total Open Index Options Written								$(2,744,464)

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco® V.I. S&P 500 Buffer Fund - December

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $56,031,806)	$56,031,806
Investments in affiliated money market funds, at value (Cost $1,041,849)	1,041,849
Receivable for:
Investments sold	58,964,977
Dividends	3,202
Investment for trustee deferred compensation and retirement plans	17,399
Total assets	116,059,233
Liabilities:
Other investments:
Options written, at value (premiums received $2,744,464)	2,744,464
Payable for:
Investments purchased	57,751,526
Fund shares reacquired	26,291
Accrued fees to affiliates	32,557
Accrued other operating expenses	64,704
Trustee deferred compensation and retirement plans	17,399
Total liabilities	60,636,941
Net assets applicable to shares outstanding	$55,422,292
Net assets consist of:
Shares of beneficial interest	$49,311,574
Distributable earnings	6,110,718
$55,422,292
Net Assets:
Series I	$999,720
Series II	$54,422,572
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	81,216
Series II	4,526,266
Series I:
Net asset value per share	$12.31
Series II:
Net asset value per share	$12.02
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends from affiliated money market funds	$81,371
Expenses:
Advisory fees	220,321
Administrative services fees	85,945
Custodian fees	2,210
Distribution fees - Series II	128,857
Transfer agent fees	2,584
Trustees’ and officers’ fees and benefits	22,076
Licensing fees	26,230
Reports to shareholders	11,997
Professional services fees	49,509
Other	344
Total expenses	550,073
Less: Fees waived and/or expenses reimbursed	(56,170)
Net expenses	493,903
Net investment income (loss)	(412,532)
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	6,191,598
Options written	401,743
6,593,341
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(102,848)
Options written	43,318
(59,530)
Net realized and unrealized gain	6,533,811
Net increase in net assets resulting from operations	$6,121,279
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco® V.I. S&P 500 Buffer Fund - December

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(412,532)	$(233,244)
Net realized gain	6,593,341	4,131,055
Change in net unrealized appreciation (depreciation)	(59,530)	57,354
Net increase in net assets resulting from operations	6,121,279	3,955,165
Distributions to shareholders from distributable earnings:
Series I	(68,135)	(16,641)
Series II	(3,890,455)	(1,114,574)
Total distributions from distributable earnings	(3,958,590)	(1,131,215)
Share transactions–net:
Series I	420,397	167,333
Series II	18,514,785	12,170,007
Net increase in net assets resulting from share transactions	18,935,182	12,337,340
Net increase in net assets	21,097,871	15,161,290
Net assets:
Beginning of year	34,324,421	19,163,131
End of year	$55,422,292	$34,324,421
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco® V.I. S&P 500 Buffer Fund - December

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$11.63	$(0.06)	$1.63	$1.57	$(0.89)	$12.31	13.81%	$1,000	0.70%	0.80%	(0.54)%	0%
Year ended 12/31/24	10.48	(0.06)	1.61	1.55	(0.40)	11.63	14.89	560	0.70	0.92	(0.51)	0
Year ended 12/31/23	8.96	(0.05)	1.68	1.63	(0.11)	10.48	18.17	359	0.70	1.03	(0.53)	0
Year ended 12/31/22	10.00	(0.06)	(0.98)	(1.04)	—	8.96	(10.40)	477	0.70	1.90	(0.64)	0
Period ended 12/31/21(d)	10.00	(0.00)	—	(0.00)	—	10.00	—	1,000	0.70 (e)	643.01 (e)	(0.70)(e)	0
Series II
Year ended 12/31/25	11.54	(0.09)	1.46	1.37	(0.89)	12.02	12.08	54,423	0.95	1.05	(0.79)	0
Year ended 12/31/24	10.50	(0.08)	1.52	1.44	(0.40)	11.54	13.82	33,765	0.95	1.17	(0.76)	0
Year ended 12/31/23	8.93	(0.08)	1.76	1.68	(0.11)	10.50	18.80	18,804	0.95	1.28	(0.78)	0
Year ended 12/31/22	10.00	(0.08)	(0.99)	(1.07)	—	8.93	(10.70)	8,748	0.95	2.15	(0.89)	0
Period ended 12/31/21(d)	10.00	(0.00)	—	(0.00)	—	10.00	—	1,000	0.95 (e)	643.26 (e)	(0.95)(e)	0

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 31, 2021.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco® V.I. S&P 500 Buffer Fund - December

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco® V.I. S&P 500 Buffer Fund - December (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the Underlying Index.
The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
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Invesco® V.I. S&P 500 Buffer Fund - December

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that
7
Invesco® V.I. S&P 500 Buffer Fund - December

allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties ("Counterparties") to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.
The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.
The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.
K.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.
Buffered Loss Risk - The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment  product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.
M.
Capped Return Risk - If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.
N.
Cap Level Change Risk - At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.
O.
Non-Diversification Risk - Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.420%
Over $2 billion	0.400%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.42%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to
8
Invesco® V.I. S&P 500 Buffer Fund - December

any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.70% and 0.95%, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $56,170.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $7,340 for accounting and fund administrative services and was reimbursed $78,605 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Money Market Funds	$1,041,849	$—	$—	$1,041,849
Options Purchased	—	56,031,806	—	56,031,806
Total Investments in Securities	1,041,849	56,031,806	—	57,073,655
Other Investments - Liabilities*
Options Written	—	(2,744,464)	—	(2,744,464)
Total Investments	$1,041,849	$53,287,342	$—	$54,329,191

*	Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
9
Invesco® V.I. S&P 500 Buffer Fund - December

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Assets	Equity Risk
Options purchased, at value(a)	$56,031,806
Derivatives not subject to master netting agreements	(56,031,806)
Total Derivative Assets subject to master netting agreements	$—
Value
Derivative Liabilities	Equity Risk
Options written, at value	$(2,744,464)
Derivatives not subject to master netting agreements	2,744,464
Total Derivative Liabilities subject to master netting agreements	$—

(a)	Options purchased, at value as reported in the Schedule of Investments.
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Options purchased(a)	$6,191,598
Options written	401,743
Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	(102,848)
Options written	43,318
Total	$6,533,811

(a)
Options purchased are included in the net realized gain (loss) from unaffiliated investment securities and the change in net unrealized appreciation (depreciation)
on unaffiliated investment securities.

The table below summarizes the average notional value of derivatives held during the period.
	Index Options Purchased	Index Options Written
Average notional value	$52,588,179	$103,650,610
Average contracts	1,714	1,714

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
10
Invesco® V.I. S&P 500 Buffer Fund - December

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$1,445,158	$565,187
Long-term capital gain	2,513,432	566,028
Total distributions	$3,958,590	$1,131,215

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$2,202,898
Undistributed long-term capital gain	3,918,966
Temporary book/tax differences	(11,146)
Shares of beneficial interest	49,311,574
Total net assets	$55,422,292
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.  The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $409,529 and undistributed net realized gain was decreased by $409,529. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	73,457	$877,618	51,754	$578,535
Series II	2,330,298	27,302,662	1,536,664	16,743,221
Issued as reinvestment of dividends:
Series I	5,641	67,069	1,415	16,160
Series II	330,457	3,889,482	98,248	1,114,136
Reacquired:
Series I	(46,036)	(524,290)	(39,234)	(427,362)
Series II	(1,060,585)	(12,677,359)	(500,361)	(5,687,350)
Net increase in share activity	1,633,232	$18,935,182	1,148,486	$12,337,340

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 99% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

11
Invesco® V.I. S&P 500 Buffer Fund - December

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. S&P 500 Buffer Fund - December
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. S&P 500 Buffer Fund - December (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2025 and for the period December 31, 2021 (commencement date) through December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the four years in the period ended December 31, 2025 and for the period December 31, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
12
Invesco® V.I. S&P 500 Buffer Fund - December

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,513,432
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
13
Invesco® V.I. S&P 500 Buffer Fund - December

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
14
Invesco® V.I. S&P 500 Buffer Fund - December

Annual Financial Statements and Other Information
December 31, 2025
Invesco® V.I. S&P 500 Buffer Fund – June

2	Schedule of Investments
3	Financial Statements
5	Financial Highlights
6	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VISP500J-NCSR

Schedule of Investments
December 31, 2025

Shares		Value
Money Market Funds–2.97%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(a)(b)	637,370	$637,370
Invesco Treasury Portfolio, Institutional Class, 3.64%(a)(b)	1,183,688	1,183,688
Total Money Market Funds (Cost $1,821,058)		1,821,058
Value
Options Purchased–101.67%
(Cost $58,119,564)(c)	$62,328,738
TOTAL INVESTMENTS IN SECURITIES–104.64% (Cost $59,940,622)	64,149,796
OTHER ASSETS LESS LIABILITIES—(4.64)%	(2,842,049)
NET ASSETS–100.00%	$61,307,747
Notes to Schedule of Investments:
(a)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$663,268	$8,481,714	$(8,507,612)	$-	$-	$637,370	$27,578
Invesco Treasury Portfolio, Institutional Class	1,231,782	15,751,755	(15,799,849)	-	-	1,183,688	50,741
Total	$1,895,050	$24,233,469	$(24,307,461)	$-	$-	$1,821,058	$78,319

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(c)	The table below details options purchased.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Mini Index	Call	06/30/2026	922	USD	18.62	USD	1,716,764	$61,235,432
Equity Risk
S&P 500® Mini Index	Put	06/30/2026	922	USD	620.50	USD	57,210,100	1,093,306
Total Open Index Options Purchased								$62,328,738

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Mini Index	Call	06/30/2026	922	USD	703.96	USD	64,905,112	$ (2,196,841)
Equity Risk
S&P 500® Mini Index	Put	06/30/2026	922	USD	558.45	USD	51,489,090	(541,327)
Total Open Index Options Written								$(2,738,168)

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco® V.I. S&P 500 Buffer Fund – June

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $58,119,564)	$62,328,738
Investments in affiliated money market funds, at value (Cost $1,821,058)	1,821,058
Receivable for:
Dividends	4,872
Investment for trustee deferred compensation and retirement plans	14,913
Total assets	64,169,581
Liabilities:
Other investments:
Options written, at value (premiums received $2,807,295)	2,738,168
Payable for:
Fund shares reacquired	8,726
Accrued fees to affiliates	35,200
Accrued other operating expenses	64,827
Trustee deferred compensation and retirement plans	14,913
Total liabilities	2,861,834
Net assets applicable to shares outstanding	$61,307,747
Net assets consist of:
Shares of beneficial interest	$55,044,845
Distributable earnings	6,262,902
$61,307,747
Net Assets:
Series I	$1,790,219
Series II	$59,517,528
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	131,924
Series II	4,431,070
Series I:
Net asset value per share	$13.57
Series II:
Net asset value per share	$13.43
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends from affiliated money market funds	$78,319
Expenses:
Advisory fees	215,684
Administrative services fees	84,312
Custodian fees	3,194
Distribution fees - Series II	124,271
Transfer agent fees	2,552
Trustees’ and officers’ fees and benefits	22,061
Licensing fees	18,751
Reports to shareholders	11,819
Professional services fees	48,865
Other	364
Total expenses	531,873
Less: Fees waived and/or expenses reimbursed	(50,252)
Net expenses	481,621
Net investment income (loss)	(403,302)
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	4,102,243
Options written	1,167,116
5,269,359
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	1,675,978
Options written	(60,233)
1,615,745
Net realized and unrealized gain	6,885,104
Net increase in net assets resulting from operations	$6,481,802
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco® V.I. S&P 500 Buffer Fund – June

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(403,302)	$(251,644)
Net realized gain	5,269,359	3,576,103
Change in net unrealized appreciation	1,615,745	986,909
Net increase in net assets resulting from operations	6,481,802	4,311,368
Distributions to shareholders from distributable earnings:
Series I	(134,025)	(86,814)
Series II	(4,274,526)	(2,356,500)
Total distributions from distributable earnings	(4,408,551)	(2,443,314)
Share transactions–net:
Series I	132,129	(96,818)
Series II	15,250,850	13,921,905
Net increase in net assets resulting from share transactions	15,382,979	13,825,087
Net increase in net assets	17,456,230	15,693,141
Net assets:
Beginning of year	43,851,517	28,158,376
End of year	$61,307,747	$43,851,517
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco® V.I. S&P 500 Buffer Fund – June

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$12.88	$(0.07)	$1.81	$1.74	$(1.05)	$13.57	13.65%	$1,790	0.70%	0.79%	(0.55)%	0%
Year ended 12/31/24	11.96	(0.06)	1.73	1.67	(0.75)	12.88	14.03	1,580	0.70	0.90	(0.50)	0
Year ended 12/31/23	10.18	(0.05)	2.00	1.95	(0.17)	11.96	19.20	1,565	0.70	1.03	(0.47)	0
Period ended 12/31/22(d)	10.00	(0.03)	0.29	0.26	(0.08)	10.18	2.56	1,018	0.70 (e)	2.52 (e)	(0.59)(e)	0
Series II
Year ended 12/31/25	12.79	(0.11)	1.80	1.69	(1.05)	13.43	13.35	59,518	0.95	1.04	(0.80)	0
Year ended 12/31/24	11.91	(0.09)	1.72	1.63	(0.75)	12.79	13.76	42,271	0.95	1.15	(0.75)	0
Year ended 12/31/23	10.16	(0.08)	2.00	1.92	(0.17)	11.91	18.95	26,594	0.95	1.28	(0.72)	0
Period ended 12/31/22(d)	10.00	(0.04)	0.28	0.24	(0.08)	10.16	2.36	9,321	0.95 (e)	2.77 (e)	(0.84)(e)	0

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of June 30, 2022.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco® V.I. S&P 500 Buffer Fund – June

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco® V.I. S&P 500 Buffer Fund – June (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the Underlying Index.
The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
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Invesco® V.I. S&P 500 Buffer Fund – June

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that
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Invesco® V.I. S&P 500 Buffer Fund – June

allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties ("Counterparties") to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.
The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.
The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.
K.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.
Buffered Loss Risk - The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment  product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.
M.
Capped Return Risk - If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.
N.
Cap Level Change Risk - At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.
O.
Non-Diversification Risk - Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.420%
Over $2 billion	0.400%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.42%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to
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Invesco® V.I. S&P 500 Buffer Fund – June

any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.70% and 0.95%, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $50,252.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $7,348 for accounting and fund administrative services and was reimbursed $76,964 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Money Market Funds	$1,821,058	$—	$—	$1,821,058
Options Purchased	—	62,328,738	—	62,328,738
Total Investments in Securities	1,821,058	62,328,738	—	64,149,796
Other Investments - Liabilities*
Options Written	—	(2,738,168)	—	(2,738,168)
Total Investments	$1,821,058	$59,590,570	$—	$61,411,628

*	Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
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Invesco® V.I. S&P 500 Buffer Fund – June

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Assets	Equity Risk
Options purchased, at value(a)	$62,328,738
Derivatives not subject to master netting agreements	(62,328,738)
Total Derivative Assets subject to master netting agreements	$—
Value
Derivative Liabilities	Equity Risk
Options written, at value	$(2,738,168)
Derivatives not subject to master netting agreements	2,738,168
Total Derivative Liabilities subject to master netting agreements	$—

(a)	Options purchased, at value as reported in the Schedule of Investments.
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Options purchased(a)	$4,102,243
Options written	1,167,116
Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	1,675,978
Options written	(60,233)
Total	$6,885,104

(a)
Options purchased are included in the net realized gain (loss) from unaffiliated investment securities and the change in net unrealized appreciation (depreciation)
on unaffiliated investment securities.

The table below summarizes the average notional value of derivatives held during the period.
	Index Options Purchased	Index Options Written
Average notional value	$50,894,966	$100,791,462
Average contracts	1,667	1,667

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
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Invesco® V.I. S&P 500 Buffer Fund – June

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$1,605,361	$1,011,274
Long-term capital gain	2,803,190	1,432,040
Total distributions	$4,408,551	$2,443,314

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$2,275,784
Undistributed long-term capital gain	3,996,670
Net unrealized appreciation — investments	2
Temporary book/tax differences	(9,554)
Shares of beneficial interest	55,044,845
Total net assets	$61,307,747
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 8—Investment Transactions
There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the year ended December 31, 2025. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$2,877,342
Aggregate unrealized (depreciation) of investments	(2,877,340)
Net unrealized appreciation of investments	$2
Cost of investments for tax purposes is $61,411,626.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $400,241 and undistributed net realized gain was decreased by $400,241. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	19,681	$266,358	18,914	$246,115
Series II	1,680,004	22,746,284	1,731,319	22,216,557
Issued as reinvestment of dividends:
Series I	9,961	132,974	6,771	86,065
Series II	323,258	4,273,476	186,668	2,355,752
11
Invesco® V.I. S&P 500 Buffer Fund – June

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(20,378)	$(267,203)	(33,846)	$(428,998)
Series II	(877,366)	(11,768,910)	(846,091)	(10,650,404)
Net increase in share activity	1,135,160	$15,382,979	1,063,735	$13,825,087

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 100% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

12
Invesco® V.I. S&P 500 Buffer Fund – June

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. S&P 500 Buffer Fund - June
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of  investments, of Invesco V.I. S&P 500 Buffer Fund - June (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2025 and for the period June 30, 2022 (commencement date) through December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the three years in the period ended December 31, 2025 and for the period June 30, 2022 (commencement date) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco® V.I. S&P 500 Buffer Fund – June

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,803,190
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco® V.I. S&P 500 Buffer Fund – June

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco® V.I. S&P 500 Buffer Fund – June

Annual Financial Statements and Other Information
December 31, 2025
Invesco® V.I. S&P 500 Buffer Fund - March

2	Schedule of Investments
3	Financial Statements
5	Financial Highlights
6	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VISP500M-NCSR

Schedule of Investments
December 31, 2025

Shares		Value
Money Market Funds–1.05%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(a)(b)	175,507	$175,507
Invesco Treasury Portfolio, Institutional Class, 3.64%(a)(b)	350,793	350,793
Total Money Market Funds (Cost $526,300)		526,300
Value
Options Purchased–108.64%
(Cost $46,289,230)(c)	$54,573,960
TOTAL INVESTMENTS IN SECURITIES–109.69% (Cost $46,815,530)	55,100,260
OTHER ASSETS LESS LIABILITIES—(9.69)%	(4,868,203)
NET ASSETS–100.00%	$50,232,057
Notes to Schedule of Investments:
(a)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$239,823	$10,039,754	$(10,104,070)	$-	$-	$175,507	$21,053
Invesco Treasury Portfolio, Institutional Class	516,386	18,645,258	(18,810,851)	-	-	350,793	40,242
Total	$756,209	$28,685,012	$(28,914,921)	$-	$-	$526,300	$61,295

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(c)	The table below details options purchased.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Mini Index	Call	03/31/2026	816	USD	16.84	USD	1,374,144	$54,403,726
Equity Risk
S&P 500® Mini Index	Put	03/31/2026	816	USD	561.19	USD	45,793,104	170,234
Total Open Index Options Purchased								$54,573,960

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Mini Index	Call	03/31/2026	816	USD	639.20	USD	52,158,720	$ (4,665,873)
Equity Risk
S&P 500® Mini Index	Put	03/31/2026	816	USD	505.07	USD	41,213,712	(89,907)
Total Open Index Options Written								$(4,755,780)

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco® V.I. S&P 500 Buffer Fund - March

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $46,289,230)	$54,573,960
Investments in affiliated money market funds, at value (Cost $526,300)	526,300
Receivable for:
Dividends	2,286
Investment for trustee deferred compensation and retirement plans	16,150
Total assets	55,118,696
Liabilities:
Other investments:
Options written, at value (premiums received $2,580,855)	4,755,780
Payable for:
Fund shares reacquired	14,609
Accrued fees to affiliates	29,791
Accrued other operating expenses	70,309
Trustee deferred compensation and retirement plans	16,150
Total liabilities	4,886,639
Net assets applicable to shares outstanding	$50,232,057
Net assets consist of:
Shares of beneficial interest	$46,330,508
Distributable earnings	3,901,549
$50,232,057
Net Assets:
Series I	$533,394
Series II	$49,698,663
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	46,523
Series II	4,382,417
Series I:
Net asset value per share	$11.47
Series II:
Net asset value per share	$11.34
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends from affiliated money market funds	$61,295
Expenses:
Advisory fees	193,277
Administrative services fees	75,451
Custodian fees	1,912
Distribution fees - Series II	114,097
Transfer agent fees	2,322
Trustees’ and officers’ fees and benefits	22,053
Licensing fees	22,563
Reports to shareholders	11,824
Professional services fees	49,415
Other	398
Total expenses	493,312
Less: Fees waived and/or expenses reimbursed	(58,763)
Net expenses	434,549
Net investment income (loss)	(373,254)
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	971,202
Options written	820,401
1,791,603
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	5,270,483
Options written	(2,683,163)
2,587,320
Net realized and unrealized gain	4,378,923
Net increase in net assets resulting from operations	$4,005,669
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco® V.I. S&P 500 Buffer Fund - March

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(373,254)	$(224,131)
Net realized gain	1,791,603	3,158,723
Change in net unrealized appreciation	2,587,320	896,485
Net increase in net assets resulting from operations	4,005,669	3,831,077
Distributions to shareholders from distributable earnings:
Series I	(40,179)	(4,946)
Series II	(3,794,024)	(1,974,514)
Total distributions from distributable earnings	(3,834,203)	(1,979,460)
Share transactions–net:
Series I	438,755	61,827
Series II	14,205,202	12,873,754
Net increase in net assets resulting from share transactions	14,643,957	12,935,581
Net increase in net assets	14,815,423	14,787,198
Net assets:
Beginning of year	35,416,634	20,629,436
End of year	$50,232,057	$35,416,634
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco® V.I. S&P 500 Buffer Fund - March

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$11.51	$(0.07)	$0.93	$0.86	$(0.90)	$11.47	7.64%	$533	0.70%	0.82%	(0.57)%	0%
Year ended 12/31/24	10.76	(0.06)	1.48	1.42	(0.67)	11.51	13.28	89	0.70	0.94	(0.52)	0
Year ended 12/31/23	9.20	(0.05)	1.94	1.89	(0.33)	10.76	20.54	16	0.70	0.91	(0.54)	0
Period ended 12/31/22(d)	10.00	(0.04)	(0.76)	(0.80)	—	9.20	(8.00)	920	0.70 (e)	1.96 (e)	(0.64)(e)	0
Series II
Year ended 12/31/25	11.43	(0.09)	0.90	0.81	(0.90)	11.34	7.25	49,699	0.95	1.07	(0.82)	0
Year ended 12/31/24	10.71	(0.09)	1.48	1.39	(0.67)	11.43	13.06	35,327	0.95	1.19	(0.77)	0
Year ended 12/31/23	9.18	(0.08)	1.94	1.86	(0.33)	10.71	20.25	20,613	0.95	1.16	(0.79)	0
Period ended 12/31/22(d)	10.00	(0.06)	(0.76)	(0.82)	—	9.18	(8.20)	10,142	0.95 (e)	2.21 (e)	(0.89)(e)	0

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of March 31, 2022.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco® V.I. S&P 500 Buffer Fund - March

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco® V.I. S&P 500 Buffer Fund - March (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the Underlying Index.
The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
6
Invesco® V.I. S&P 500 Buffer Fund - March

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that
7
Invesco® V.I. S&P 500 Buffer Fund - March

allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties ("Counterparties") to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.
The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.
The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.
K.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.
Buffered Loss Risk - The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment  product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.
M.
Capped Return Risk - If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.
N.
Cap Level Change Risk - At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.
O.
Non-Diversification Risk - Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.420%
Over $2 billion	0.400%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.42%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to
8
Invesco® V.I. S&P 500 Buffer Fund - March

any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.70% and 0.95%, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $58,763.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $6,483 for accounting and fund administrative services and was reimbursed $68,968 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Money Market Funds	$526,300	$—	$—	$526,300
Options Purchased	—	54,573,960	—	54,573,960
Total Investments in Securities	526,300	54,573,960	—	55,100,260
Other Investments - Liabilities*
Options Written	—	(4,755,780)	—	(4,755,780)
Total Investments	$526,300	$49,818,180	$—	$50,344,480

*	Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
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Invesco® V.I. S&P 500 Buffer Fund - March

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Assets	Equity Risk
Options purchased, at value(a)	$54,573,960
Derivatives not subject to master netting agreements	(54,573,960)
Total Derivative Assets subject to master netting agreements	$—
Value
Derivative Liabilities	Equity Risk
Options written, at value	$(4,755,780)
Derivatives not subject to master netting agreements	4,755,780
Total Derivative Liabilities subject to master netting agreements	$—

(a)	Options purchased, at value as reported in the Schedule of Investments.
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Options purchased(a)	$971,202
Options written	820,401
Change in Net Unrealized Appreciation (Depreciation):
Options purchased(a)	5,270,483
Options written	(2,683,163)
Total	$4,378,923

(a)
Options purchased are included in the net realized gain (loss) from unaffiliated investment securities and the change in net unrealized appreciation (depreciation)
of unaffiliated investment securities.

The table below summarizes the average notional value of derivatives held during the period.
	Index Options Purchased	Index Options Written
Average notional value	$44,453,937	$88,112,837
Average contracts	1,551	1,551

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
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Invesco® V.I. S&P 500 Buffer Fund - March

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$1,804,056	$989,285
Long-term capital gain	2,030,147	990,175
Total distributions	$3,834,203	$1,979,460

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$1,335,722
Undistributed long-term capital gain	2,576,171
Temporary book/tax differences	(10,344)
Shares of beneficial interest	46,330,508
Total net assets	$50,232,057
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 8—Investment Transactions
There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the year ended December 31, 2025. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,982,782
Aggregate unrealized (depreciation) of investments	(5,982,782)
Net unrealized appreciation (depreciation) of investments	$—
Cost of investments for tax purposes is $50,344,480.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $370,228 and undistributed net realized gain (loss) was decreased by $370,228. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	42,584	$483,945	15,901	$172,798
Series II	2,076,172	23,105,154	1,989,555	21,904,350
Issued as reinvestment of dividends:
Series I	3,442	38,823	348	3,944
Series II	339,845	3,792,668	175,267	1,973,512
11
Invesco® V.I. S&P 500 Buffer Fund - March

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(7,251)	$(84,013)	(10,001)	$(114,915)
Series II	(1,124,450)	(12,692,620)	(998,267)	(11,004,108)
Net increase in share activity	1,330,342	$14,643,957	1,172,803	$12,935,581

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 99% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

12
Invesco® V.I. S&P 500 Buffer Fund - March

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. S&P 500 Buffer Fund - March
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of  investments, of Invesco V.I. S&P 500 Buffer Fund - March (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2025 and for the period March 31, 2022 (commencement date) through December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the three years in the period ended December 31, 2025 and for the period March 31, 2022 (commencement date) through December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco® V.I. S&P 500 Buffer Fund - March

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,030,147
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco® V.I. S&P 500 Buffer Fund - March

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco® V.I. S&P 500 Buffer Fund - March

Annual Financial Statements and Other Information
December 31, 2025
Invesco® V.I. S&P 500 Buffer Fund - September

2	Schedule of Investments
3	Financial Statements
5	Financial Highlights
6	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VISP500S-NCSR

Schedule of Investments
December 31, 2025

Shares		Value
Money Market Funds–5.03%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(a)(b)	1,344,783	$1,344,783
Invesco Treasury Portfolio, Institutional Class, 3.64%(a)(b)	2,497,455	2,497,455
Total Money Market Funds (Cost $3,842,238)		3,842,238
Value
Options Purchased–98.80%
(Cost $74,172,557)(c)	$75,374,361
TOTAL INVESTMENTS IN SECURITIES–103.83% (Cost $78,014,795)	79,216,599
OTHER ASSETS LESS LIABILITIES—(3.83)%	(2,924,178)
NET ASSETS–100.00%	$76,292,421
Notes to Schedule of Investments:
(a)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$844,918	$11,143,972	$(10,644,107)	$-	$-	$1,344,783	$31,159
Invesco Treasury Portfolio, Institutional Class	1,569,139	20,695,948	(19,767,632)	-	-	2,497,455	57,250
Total	$2,414,057	$31,839,920	$(30,411,739)	$-	$-	$3,842,238	$88,409

(b)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(c)	The table below details options purchased.

Open Index Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Mini Index	Call	09/30/2026	1,092	USD	20.07	USD	2,191,644	$72,310,198
Equity Risk
S&P 500® Mini Index	Put	09/30/2026	1,092	USD	668.85	USD	73,038,420	3,064,163
Total Open Index Options Purchased								$75,374,361

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price		Notional Value(a)		Value
Equity Risk
S&P 500® Mini Index	Call	09/30/2026	1,092	USD	761.49	USD	83,154,708	$ (1,184,528)
Equity Risk
S&P 500® Mini Index	Put	09/30/2026	1,092	USD	601.97	USD	65,735,124	(1,628,237)
Total Open Index Options Written								$(2,812,765)

(a) Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Abbreviations:
USD	—U.S. Dollar
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco® V.I. S&P 500 Buffer Fund - September

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $74,172,557)	$75,374,361
Investments in affiliated money market funds, at value (Cost $3,842,238)	3,842,238
Receivable for:
Dividends	11,265
Investment for trustee deferred compensation and retirement plans	18,898
Total assets	79,246,762
Liabilities:
Other investments:
Options written, at value (premiums received $3,407,215)	2,812,765
Payable for:
Fund shares reacquired	12,121
Accrued fees to affiliates	40,984
Accrued other operating expenses	69,573
Trustee deferred compensation and retirement plans	18,898
Total liabilities	2,954,341
Net assets applicable to shares outstanding	$76,292,421
Net assets consist of:
Shares of beneficial interest	$69,718,223
Distributable earnings	6,574,198
$76,292,421
Net Assets:
Series I	$1,437,418
Series II	$74,855,003
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	118,558
Series II	6,243,147
Series I:
Net asset value per share	$12.12
Series II:
Net asset value per share	$11.99
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends from affiliated money market funds	$88,409
Expenses:
Advisory fees	240,731
Administrative services fees	93,776
Custodian fees	1,908
Distribution fees - Series II	141,409
Transfer agent fees	2,755
Trustees’ and officers’ fees and benefits	22,105
Licensing fees	25,160
Reports to shareholders	12,278
Professional services fees	48,907
Other	392
Total expenses	589,421
Less: Fees waived and/or expenses reimbursed	(49,164)
Net expenses	540,257
Net investment income (loss)	(451,848)
Realized and unrealized gain from:
Net realized gain from:
Unaffiliated investment securities	5,667,963
Options written	637,508
6,305,471
Change in net unrealized appreciation of:
Unaffiliated investment securities	677,833
Options written	53,229
731,062
Net realized and unrealized gain	7,036,533
Net increase in net assets resulting from operations	$6,584,685
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco® V.I. S&P 500 Buffer Fund - September

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(451,848)	$(300,384)
Net realized gain	6,305,471	5,180,381
Change in net unrealized appreciation (depreciation)	731,062	(1,176,384)
Net increase in net assets resulting from operations	6,584,685	3,703,613
Distributions to shareholders from distributable earnings:
Series I	(70,497)	(27,750)
Series II	(3,597,971)	(2,540,381)
Total distributions from distributable earnings	(3,668,468)	(2,568,131)
Share transactions–net:
Series I	895,897	65,529
Series II	19,239,889	16,418,857
Net increase in net assets resulting from share transactions	20,135,786	16,484,386
Net increase in net assets	23,052,003	17,619,868
Net assets:
Beginning of year	53,240,418	35,620,550
End of year	$76,292,421	$53,240,418
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco® V.I. S&P 500 Buffer Fund - September

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$11.35	$(0.06)	$1.50	$1.44	$(0.67)	$12.12	12.78%	$1,437	0.70%	0.78%	(0.55)%	0%
Year ended 12/31/24	10.86	(0.06)	1.19	1.13	(0.64)	11.35	10.44	518	0.70	0.86	(0.52)	0
Year ended 12/31/23	9.27	(0.05)	1.92	1.87	(0.28)	10.86	20.20	433	0.70	0.84	(0.51)	0
Year ended 12/31/22	10.29	(0.06)	(0.92)	(0.98)	(0.04)	9.27	(9.53)	1,311	0.70	1.60	(0.63)	0
Period ended 12/31/21(d)	10.00	(0.02)	0.60	0.58	(0.29)	10.29	5.84	1,048	0.70 (e)	7.68 (e)	(0.70)(e)	0
Series II
Year ended 12/31/25	11.25	(0.09)	1.50	1.41	(0.67)	11.99	12.63	74,855	0.95	1.03	(0.80)	0
Year ended 12/31/24	10.80	(0.09)	1.18	1.09	(0.64)	11.25	10.12	52,722	0.95	1.11	(0.77)	0
Year ended 12/31/23	9.24	(0.08)	1.92	1.84	(0.28)	10.80	19.93	35,188	0.95	1.09	(0.76)	0
Year ended 12/31/22	10.29	(0.08)	(0.93)	(1.01)	(0.04)	9.24	(9.82)	13,418	0.95	1.85	(0.88)	0
Period ended 12/31/21(d)	10.00	(0.02)	0.60	0.58	(0.29)	10.29	5.84	5,332	0.95 (e)	7.93 (e)	(0.95)(e)	0

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of September 30, 2021.
(e)	Annualized.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco® V.I. S&P 500 Buffer Fund - September

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco® V.I. S&P 500 Buffer Fund - September (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund seeks, over a specified annual outcome period, to provide investors with returns that match those of the S&P 500® Index (the “Underlying Index”) up to an upside cap, while providing a buffer against the first 10% (prior to taking into account any fees and expenses of the Fund) of Underlying Index losses. The Fund invests, under normal circumstances, at least 80% its net assets (plus any borrowings for investment purposes) in options that reference the Underlying Index or options that reference the SPDR® S&P 500® ETF Trust, which is an exchange-traded unit investment trust that seeks to track the Underlying Index.
The Fund employs a “Defined Outcome” strategy, which seeks to replicate the performance of the Underlying Index over a designated period of 12 months (the “Outcome Period”) up to a predetermined cap (the “Cap”), while providing a buffer against the first 10% of Underlying Index losses over the Outcome Period (the “Buffer”). Following the conclusion of the initial Outcome Period, each subsequent Outcome Period will be a one-year period that begins on the trading day that immediately follows the day that the preceding Outcome Period concluded. New Cap levels will be determined at the end of the trading day immediately preceding the first day of each new Outcome Period and will change depending on market conditions. The Buffer for each Outcome Period will be 10%. The Fund’s Cap represents the maximum percentage return, expressed as a percentage of the value of the Underlying Index determined at the start of the relevant Outcome Period (the “Underlying Index Start Value”), that can be achieved from an investment in the Fund over an Outcome Period, prior to taking into account any fees and expenses of the Fund. The Fund’s Buffer represents the amount of losses, expressed as a percentage of the Underlying Index Start Value, that the Fund will buffer against if the Underlying Index experiences losses over an Outcome Period, prior to taking into account any fees and expenses of the Fund. Underlying Index losses over an Outcome Period that exceed the Buffer will be borne by shareholders.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
6
Invesco® V.I. S&P 500 Buffer Fund - September

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Flex Options Purchased and Written - The Fund invests primarily in FLexible EXchange® Options (“FLEX® Options”), which are non-standard Options that
7
Invesco® V.I. S&P 500 Buffer Fund - September

allow users to negotiate key contract terms, including exercise prices, exercise styles, and expiration dates, on major stock indexes as well as individual equities. Other benefits of FLEX® Options, include guarantee for settlement by the Options Clearing Corporation (the “OCC”), a market clearinghouse that guarantees performance by two parties ("Counterparties") to certain derivatives contracts and protection from Counterparty risk that is associated with Over-the-counter trading.
The Fund will purchase and sell put and call FLEX® Options. Put options give the holder (the buyer of the put) the right to sell an asset (or deliver the cash value of the Underlying Index, in case of an index put option) and gives the seller of the put (the writer) of the put the obligation to buy the asset (or receive cash value of the Underlying Index, in case of an index put option) at a certain defined price. Call options give the holder (the buyer of the call) the right to buy an asset (or receive cash value of the Underlying Index, in case of an index call option) and gives the seller of the call (the writer) the obligation to sell the asset (or deliver cash value of the Underlying Index, in case of an index call option) at a certain defined price.
When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities. Options purchased are reported as Investments in unaffiliated securities on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options purchased are included on Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Options written are reported as a liability on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on options written are included on the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written.
The Fund bears the risk that the OCC could be unable or unwilling to perform its obligations under the FLEX® Options contracts, which could cause significant losses. Additionally, FLEX® Options may be less liquid than certain other securities such as standardized options. In less liquid markets for the FLEX® Options, the Fund may have difficulty closing out certain FLEX® Options positions under the customized terms. The Fund may experience substantial downside from specific FLEX® Option positions and certain FLEX® Option positions may expire worthless. The value of the underlying FLEX® Options will be affected by, among others, changes in the value of the exchange, changes in interest rates, changes in the actual and implied volatility of the Underlying Index and the remaining time to until the FLEX® Options expire. The value of the FLEX® Options does not increase or decrease at the same rate as the level of the Underlying Index (although they generally move in the same direction). However, as a FLEX® Option approaches its expiration date, its value typically increasingly moves with the value of the Underlying Index.
K.
Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.
Buffered Loss Risk - The term “buffer” is a generic term that is widely used in the investment management and financial services industries to describe an investment  product or strategy that is designed to mitigate or alleviate downside risk. The Buffer for the Fund is designed to limit downside losses for shares purchased at the beginning and held until the end of the Outcome Period; however, there is no guarantee that the Fund will be successful in implementing its stated Buffer strategy in an Outcome Period or that the Buffer will effectively protect against any or all losses. If the Underlying Index declines over an Outcome Period by more than the Buffer, shareholders will bear the amount of the loss in excess of the Buffer at the end of the Outcome Period (plus Fund fees and expenses). If an investor purchases shares of the Fund during an Outcome Period after the Underlying Index’s value has decreased, the investor may receive less, or none, of the intended benefit of the Buffer. The Fund does not provide principal protection or protection of gains and shareholders could experience significant losses, including loss of their entire investment.
M.
Capped Return Risk - If the Underlying Index experiences returns over the Outcome Period in excess of the Cap, the Fund will not participate in such returns beyond the Cap. In this way, the Fund is unlike other investment companies that seek to replicate the performance of the Underlying Index in all cases. If shares are purchased after the beginning of the Outcome Period, and the Fund’s net asset value has already achieved returns at or near the Cap, there may be no ability to experience any return on investment, but such purchaser remains vulnerable to risk of loss. Additionally, the Fund’s Defined Outcome strategy may not be successful in replicating the returns (before Fund fees and expenses) of the Underlying Index up to the level of the Cap.
N.
Cap Level Change Risk - At the end of the trading day immediately preceding the first day of each Outcome Period, a new Cap is established, depending on the market conditions and the prices for options contracts on the Underlying Index at the time. Therefore, the level of the Cap may rise or fall for subsequent Outcome Periods and is unlikely to remain the same. If the Caps for future Outcome Periods of the Fund were to decrease, shareholders in the Fund would have less opportunity to participate in any future positive returns of the Underlying Index.
O.
Non-Diversification Risk - Under the 1940 Act, a fund designated as “diversified” must limit its holdings such that the securities of issuers which individually represent more than 5% of its total assets must in the aggregate represent less than 25% of its total assets. The Fund is classified as “diversified” for purposes of the 1940 Act. However, the Fund may be “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. A non-diversified fund can invest a greater portion of its assets in the securities of a small number of issuers or any single issuer than a diversified fund can. In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. As such, the Fund’s performance may be hurt disproportionately by the poor performance of relatively few stocks, or even a single stock, and the Fund’s shares may experience significant fluctuations in value.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $2 billion	0.420%
Over $2 billion	0.400%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.42%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to
8
Invesco® V.I. S&P 500 Buffer Fund - September

any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
The Adviser has contractually agreed, through at least April 30, 2027, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 0.70% and 0.95%, of the Fund’s average daily net assets (the "expense limits"). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2027. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $49,164.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $7,894 for accounting and fund administrative services and was reimbursed $85,882 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Money Market Funds	$3,842,238	$—	$—	$3,842,238
Options Purchased	—	75,374,361	—	75,374,361
Total Investments in Securities	3,842,238	75,374,361	—	79,216,599
Other Investments - Liabilities*
Options Written	—	(2,812,765)	—	(2,812,765)
Total Investments	$3,842,238	$72,561,596	$—	$76,403,834

*	Options written are shown at value.
NOTE 4—Derivative Investments
The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
9
Invesco® V.I. S&P 500 Buffer Fund - September

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.
Value of Derivative Investments at Period-End
The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of December 31, 2025:
Value
Derivative Assets	Equity Risk
Options purchased, at value(a)	$75,374,361
Derivatives not subject to master netting agreements	(75,374,361)
Total Derivative Assets subject to master netting agreements	$—
Value
Derivative Liabilities	Equity Risk
Options written, at value	$(2,812,765)
Derivatives not subject to master netting agreements	2,812,765
Total Derivative Liabilities subject to master netting agreements	$—

(a)	Options purchased, at value as reported in the Schedule of Investments.
Effect of Derivative Investments for the year ended December 31, 2025
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:
Location of Gain on Statement of Operations
Equity Risk
Realized Gain:
Options purchased(a)	$5,667,963
Options written	637,508
Change in Net Unrealized Appreciation:
Options purchased(a)	677,833
Options written	53,229
Total	$7,036,533

(a)
Options purchased are included in the net realized gain (loss) from unaffiliated investment securities and the change in net unrealized appreciation (depreciation)
on unaffiliated investment securities.

The table below summarizes the average notional value of derivatives held during the period.
	Index Options Purchased	Index Options Written
Average notional value	$57,721,858	$113,853,452
Average contracts	1,837	1,837

NOTE 5—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.
NOTE 6—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
10
Invesco® V.I. S&P 500 Buffer Fund - September

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$1,285,031	$1,284,066
Long-term capital gain	2,383,437	1,284,065
Total distributions	$3,668,468	$2,568,131

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$2,365,080
Undistributed long-term capital gain	4,221,222
Temporary book/tax differences	(12,104)
Shares of beneficial interest	69,718,223
Total net assets	$76,292,421
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 8—Investment Transactions
There were no securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased or sold by the Fund during the year ended December 31, 2025. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,012,152
Aggregate unrealized (depreciation) of investments	(1,012,152)
Net unrealized appreciation (depreciation) of investments	$—
Cost of investments for tax purposes is $76,403,834.
NOTE 9—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $448,893 and undistributed net realized gain was decreased by $448,893. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 10—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	75,318	$922,923	4,342	$48,968
Series II	2,135,592	25,764,849	2,274,130	26,201,615
Issued as reinvestment of dividends:
Series I	5,820	69,491	2,390	26,796
Series II	304,569	3,596,965	228,366	2,539,427
11
Invesco® V.I. S&P 500 Buffer Fund - September

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(8,240)	$(96,517)	(903)	$(10,235)
Series II	(882,551)	(10,121,925)	(1,073,584)	(12,322,185)
Net increase in share activity	1,630,508	$20,135,786	1,434,741	$16,484,386

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 100% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

12
Invesco® V.I. S&P 500 Buffer Fund - September

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. S&P 500 Buffer Fund - September
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. S&P 500 Buffer Fund - September (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2025 and for the period September 30, 2021 (commencement date) through December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the four years in the period ended December 31, 2025 and for the period September 30, 2021 (commencement date) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco® V.I. S&P 500 Buffer Fund - September

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$2,383,437
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco® V.I. S&P 500 Buffer Fund - September

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco® V.I. S&P 500 Buffer Fund - September

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Small Cap Equity Fund

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
14	Report of Independent Registered Public Accounting Firm
15	Tax Information
16	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
VISCE-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–97.49%
Aerospace & Defense–5.89%
AeroVironment, Inc.(b)	9,559	$2,312,226
ATI, Inc.(b)	28,485	3,268,939
Carpenter Technology Corp.	5,736	1,805,922
Karman Holdings, Inc.(b)(c)	31,583	2,310,928
		9,698,015
Apparel Retail–1.59%
Abercrombie & Fitch Co., Class A(b)	20,741	2,610,670
Apparel, Accessories & Luxury Goods–0.91%
Kontoor Brands, Inc.(c)	24,412	1,491,329
Application Software–0.96%
AppFolio, Inc., Class A(b)	6,796	1,581,089
Asset Management & Custody Banks–1.66%
Galaxy Digital, Inc.(b)	43,338	969,038
StepStone Group, Inc., Class A	27,504	1,764,931
		2,733,969
Automotive Parts & Equipment–1.13%
Patrick Industries, Inc.(c)	17,081	1,852,093
Biotechnology–4.44%
ADMA Biologics, Inc.(b)	87,881	1,602,950
Ascendis Pharma A/S, ADR (Denmark)(b)	8,989	1,916,814
BridgeBio Pharma, Inc.(b)(c)	27,018	2,066,607
Halozyme Therapeutics, Inc.(b)	25,618	1,724,091
		7,310,462
Broadline Retail–0.95%
Ollie’s Bargain Outlet Holdings, Inc.(b)	14,292	1,566,546
Building Products–0.54%
Griffon Corp.	11,971	881,664
Cargo Ground Transportation–1.54%
XPO, Inc.(b)(c)	18,684	2,539,342
Coal & Consumable Fuels–0.60%
NexGen Energy Ltd. (Canada)(b)	107,736	991,371
Commercial & Residential Mortgage Finance–1.72%
PennyMac Financial Services, Inc.	21,427	2,824,936
Communications Equipment–0.97%
Viavi Solutions, Inc.(b)	89,975	1,603,355
Construction & Engineering–1.28%
IES Holdings, Inc.(b)	5,416	2,106,932
Consumer Finance–1.13%
Dave, Inc.(b)	8,389	1,857,409
Data Center REITs–0.36%
Fermi, Inc.(b)(c)	73,718	589,744
Diversified Metals & Mining–1.13%
MP Materials Corp.(b)(c)	36,925	1,865,451
Shares		Value
Diversified Support Services–2.07%
OPENLANE, Inc.(b)	57,642	$1,716,579
VSE Corp.(c)	9,754	1,685,198
		3,401,777
Electronic Components–0.97%
Littelfuse, Inc.	6,340	1,603,513
Electronic Equipment & Instruments–1.57%
Advanced Energy Industries, Inc.	12,312	2,577,763
Electronic Manufacturing Services–4.21%
Flex Ltd.(b)	51,889	3,135,133
Sanmina Corp.(b)	25,249	3,789,118
		6,924,251
Environmental & Facilities Services–1.47%
Casella Waste Systems, Inc., Class A(b)(c)	24,683	2,417,453
Financial Exchanges & Data–2.01%
Bullish (Cayman Islands)(b)(c)	29,020	1,098,987
Miami International Holdings, Inc.(b)(c)	49,763	2,208,482
		3,307,469
Food Distributors–0.95%
Chefs’ Warehouse, Inc. (The)(b)	25,052	1,561,491
Health Care Equipment–0.78%
Inspire Medical Systems, Inc.(b)(c)	13,928	1,284,579
Health Care Facilities–1.48%
Encompass Health Corp.	22,987	2,439,840
Health Care Services–4.60%
BrightSpring Health Services, Inc.(b)	105,492	3,950,676
Guardant Health, Inc.(b)	35,487	3,624,642
		7,575,318
Homebuilding–0.93%
M/I Homes, Inc.(b)	11,987	1,533,737
Hotels, Resorts & Cruise Lines–1.67%
Travel + Leisure Co.	39,064	2,755,184
Household Products–0.73%
WD-40 Co.	6,103	1,201,680
Independent Power Producers & Energy Traders–1.85%
Talen Energy Corp.(b)	8,143	3,052,322
Industrial Machinery & Supplies & Components–4.95%
Crane Co.	9,219	1,700,260
Gates Industrial Corp. PLC(b)	70,450	1,512,562
ITT, Inc.	19,275	3,344,405
SPX Technologies, Inc.(b)	7,938	1,588,076
		8,145,303
Industrial REITs–2.03%
EastGroup Properties, Inc.	9,962	1,774,631
STAG Industrial, Inc.(c)	42,489	1,561,895
		3,336,526
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Small Cap Equity Fund

Shares		Value
Investment Banking & Brokerage–5.39%
Piper Sandler Cos.	11,219	$3,811,207
Stifel Financial Corp.	25,306	3,168,817
Virtu Financial, Inc., Class A(c)	56,514	1,883,046
		8,863,070
Leisure Products–1.09%
Acushnet Holdings Corp.	22,367	1,785,334
Life Sciences Tools & Services–3.21%
ICON PLC(b)	9,887	1,801,609
Repligen Corp.(b)	11,523	1,888,159
Stevanato Group S.p.A. (Italy)	79,596	1,601,471
		5,291,239
Oil & Gas Exploration & Production–1.04%
Range Resources Corp.	48,457	1,708,594
Oil & Gas Storage & Transportation–1.08%
DT Midstream, Inc.(b)	14,870	1,779,642
Pharmaceuticals–1.73%
Axsome Therapeutics, Inc.(b)	9,633	1,759,371
Prestige Consumer Healthcare, Inc.(b)	17,746	1,094,751
		2,854,122
Property & Casualty Insurance–1.09%
Skyward Specialty Insurance Group, Inc.(b)	35,142	1,796,108
Real Estate Services–1.10%
Newmark Group, Inc., Class A	104,232	1,807,383
Regional Banks–7.32%
Banc of California, Inc.	160,615	3,098,263
Bancorp, Inc. (The)(b)	53,295	3,598,478
SouthState Bank Corp.	26,422	2,486,575
Western Alliance Bancorporation	34,128	2,869,141
		12,052,457
Research & Consulting Services–1.57%
Huron Consulting Group, Inc.(b)	14,922	2,580,163
Restaurants–0.98%
Cheesecake Factory, Inc. (The)(c)	31,935	1,612,079
Semiconductor Materials & Equipment–1.77%
MKS, Inc.	18,236	2,914,113
Shares		Value
Semiconductors–5.79%
Impinj, Inc.(b)(c)	15,228	$2,649,824
MACOM Technology Solutions Holdings, Inc.(b)	21,371	3,660,425
Rambus, Inc.(b)	16,685	1,533,185
Silicon Laboratories, Inc.(b)	12,962	1,694,133
		9,537,567
Specialized Consumer Services–1.19%
Frontdoor, Inc.(b)	33,954	1,958,806
Specialty Chemicals–1.04%
Perimeter Solutions, Inc.(b)	62,445	1,719,111
Trading Companies & Distributors–3.03%
Applied Industrial Technologies, Inc.	11,253	2,889,433
WESCO International, Inc.	8,587	2,100,724
		4,990,157
Total Common Stocks & Other Equity Interests (Cost $113,709,092)		160,472,528
Money Market Funds–2.55%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	1,466,305	1,466,305
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	2,723,738	2,723,738
Total Money Market Funds (Cost $4,190,043)		4,190,043
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $117,899,135)		164,662,571
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–14.09%
Invesco Private Government Fund, 3.74%(d)(e)(f)	6,442,925	6,442,925
Invesco Private Prime Fund, 3.88%(d)(e)(f)	16,746,948	16,751,972
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $23,194,897)		23,194,897
TOTAL INVESTMENTS IN SECURITIES–114.13% (Cost $141,094,032)		187,857,468
OTHER ASSETS LESS LIABILITIES—(14.13)%		(23,257,642)
NET ASSETS–100.00%		$164,599,826
Investment Abbreviations:
ADR	– American Depositary Receipt
REIT	– Real Estate Investment Trust
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Small Cap Equity Fund

Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$790,218	$21,990,101	$(21,314,014)	$-	$-	$1,466,305	$84,292
Invesco Treasury Portfolio, Institutional Class	1,468,147	40,838,758	(39,583,167)	-	-	2,723,738	155,118
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	9,931,121	114,040,187	(117,528,383)	-	-	6,442,925	380,682*
Invesco Private Prime Fund	25,850,724	242,642,474	(251,742,788)	-	1,562	16,751,972	1,023,004*
Total	$38,040,210	$419,511,520	$(430,168,352)	$-	$1,562	$27,384,940	$1,643,096

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Small Cap Equity Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $113,709,092)*	$160,472,528
Investments in affiliated money market funds, at value (Cost $27,384,940)	27,384,940
Cash	2,312
Receivable for:
Fund shares sold	27,479
Dividends	78,868
Investment for trustee deferred compensation and retirement plans	64,816
Total assets	188,030,943
Liabilities:
Payable for:
Fund shares reacquired	40,360
Collateral upon return of securities loaned	23,194,897
Accrued fees to affiliates	89,969
Accrued other operating expenses	38,046
Trustee deferred compensation and retirement plans	67,845
Total liabilities	23,431,117
Net assets applicable to shares outstanding	$164,599,826
Net assets consist of:
Shares of beneficial interest	$77,247,917
Distributable earnings	87,351,909
$164,599,826
Net Assets:
Series I	$109,595,665
Series II	$55,004,161
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	5,462,046
Series II	3,085,748
Series I:
Net asset value per share	$20.06
Series II:
Net asset value per share	$17.83

*	At December 31, 2025, securities with an aggregate value of $22,457,401 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $3,976)	$1,617,002
Dividends from affiliated money market funds (includes net securities lending income of $70,356)	309,766
Total investment income	1,926,768
Expenses:
Advisory fees	1,620,187
Administrative services fees	357,689
Custodian fees	4,214
Distribution fees - Series II	269,902
Transfer agent fees	11,598
Trustees’ and officers’ fees and benefits	23,383
Reports to shareholders	10,515
Professional services fees	49,455
Other	2,310
Total expenses	2,349,253
Less: Fees waived and/or expenses reimbursed	(6,528)
Net expenses	2,342,725
Net investment income (loss)	(415,957)
Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	41,495,889
Affiliated investment securities	1,562
Foreign currencies	84
41,497,535
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(20,666,822)
Foreign currencies	244
(20,666,578)
Net realized and unrealized gain	20,830,957
Net increase in net assets resulting from operations	$20,415,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Small Cap Equity Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(415,957)	$(103,696)
Net realized gain	41,497,535	10,730,652
Change in net unrealized appreciation (depreciation)	(20,666,578)	26,511,792
Net increase in net assets resulting from operations	20,415,000	37,138,748
Distributions to shareholders from distributable earnings:
Series I	(4,786,795)	(5,135,616)
Series II	(5,972,080)	(5,973,043)
Total distributions from distributable earnings	(10,758,875)	(11,108,659)
Share transactions–net:
Series I	(6,229,916)	(6,962,178)
Series II	(73,050,850)	(390,576)
Net increase (decrease) in net assets resulting from share transactions	(79,280,766)	(7,352,754)
Net increase (decrease) in net assets	(69,624,641)	18,677,335
Net assets:
Beginning of year	234,224,467	215,547,132
End of year	$164,599,826	$234,224,467
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. Small Cap Equity Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$19.37	$(0.01)	$1.59	$1.58	$—	$(0.89)	$(0.89)	$20.06	8.05%	$109,596	0.96%	0.96%	(0.07)%	58%
Year ended 12/31/24	17.20	0.02	3.07	3.09	(0.03)	(0.89)	(0.92)	19.37	18.09	112,039	0.97	0.97	0.08	50
Year ended 12/31/23	15.06	0.03	2.42	2.45	—	(0.31)	(0.31)	17.20	16.57	105,838	0.95	0.95	0.18	43
Year ended 12/31/22	23.49	0.03	(4.85)	(4.82)	—	(3.61)	(3.61)	15.06	(20.51)	100,267	0.95	0.95	0.14	33
Year ended 12/31/21	20.62	0.01	4.19	4.20	(0.04)	(1.29)	(1.33)	23.49	20.41	142,095	0.95	0.95	0.04	21
Series II
Year ended 12/31/25	17.34	(0.06)	1.44	1.38	—	(0.89)	(0.89)	17.83	7.83	55,004	1.21	1.21	(0.32)	58
Year ended 12/31/24	15.49	(0.03)	2.77	2.74	—	(0.89)	(0.89)	17.34	17.85	122,185	1.22	1.22	(0.17)	50
Year ended 12/31/23	13.63	(0.01)	2.18	2.17	—	(0.31)	(0.31)	15.49	16.26	109,709	1.20	1.20	(0.07)	43
Year ended 12/31/22	21.75	(0.02)	(4.49)	(4.51)	—	(3.61)	(3.61)	13.63	(20.73)	93,808	1.20	1.20	(0.11)	33
Year ended 12/31/21	19.19	(0.04)	3.89	3.85	(0.00)	(1.29)	(1.29)	21.75	20.09	127,285	1.20	1.20	(0.21)	21

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. Small Cap Equity Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
8
Invesco V.I. Small Cap Equity Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not
9
Invesco V.I. Small Cap Equity Fund

increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $4,547 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.730%
Next $500 million	0.715%
Next $1.5 billion	0.700%
Next $2.5 billion	0.685%
Next $2.5 billion	0.670%
Next $2.5 billion	0.655%
Over $10 billion	0.640%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.74%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
10
Invesco V.I. Small Cap Equity Fund

The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after fee waiver and/or expense reimbursement may exceed the boundary limits above. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $6,528.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $32,860 for accounting and fund administrative services and was reimbursed $324,829 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $33,060 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$160,472,528	$—	$—	$160,472,528
Money Market Funds	4,190,043	23,194,897	—	27,384,940
Total Investments	$164,662,571	$23,194,897	$—	$187,857,468
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under
11
Invesco V.I. Small Cap Equity Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$—	$140,914
Long-term capital gain	10,758,875	10,967,745
Total distributions	$10,758,875	$11,108,659

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed long-term capital gain	$40,903,129
Net unrealized appreciation — investments	46,487,732
Temporary book/tax differences	(38,952)
Shares of beneficial interest	77,247,917
Total net assets	$164,599,826
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and passive foreign investment companies.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $121,857,890 and $214,203,467, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$51,609,605
Aggregate unrealized (depreciation) of investments	(5,121,873)
Net unrealized appreciation of investments	$46,487,732
Cost of investments for tax purposes is $141,369,736.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of passive foreign investment companies and net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $279,011, undistributed net realized gain was decreased by $27,731 and shares of beneficial interest was decreased by $251,280. This reclassification had no effect on the net assets of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	534,920	$10,405,315	498,107	$9,230,976
Series II	1,010,436	17,569,086	947,288	16,139,455
12
Invesco V.I. Small Cap Equity Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Issued as reinvestment of dividends:
Series I	232,256	$4,786,795	273,462	$5,135,616
Series II	325,987	5,972,080	355,115	5,973,043
Reacquired:
Series I	(1,089,888)	(21,422,026)	(1,141,698)	(21,328,770)
Series II	(5,297,211)	(96,592,016)	(1,336,266)	(22,503,074)
Net increase (decrease) in share activity	(4,283,500)	$(79,280,766)	(403,992)	$(7,352,754)

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

13
Invesco V.I. Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Small Cap Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Small Cap Equity Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
14
Invesco V.I. Small Cap Equity Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,758,875
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
15
Invesco V.I. Small Cap Equity Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
16
Invesco V.I. Small Cap Equity Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. Technology Fund

2	Schedule of Investments
4	Financial Statements
6	Financial Highlights
7	Notes to Financial Statements
13	Report of Independent Registered Public Accounting Firm
14	Tax Information
15	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
I-VITEC-NCSR

Schedule of Investments(a)
December 31, 2025

Shares		Value
Common Stocks & Other Equity Interests–97.64%
Aerospace & Defense–5.40%
AeroVironment, Inc.(b)	6,307	$1,525,600
Axon Enterprise, Inc.(b)	2,162	1,227,865
Curtiss-Wright Corp.	4,314	2,378,178
General Electric Co.	8,077	2,487,958
Karman Holdings, Inc.(b)(c)	36,662	2,682,559
Rocket Lab Corp.(b)(c)	38,948	2,717,012
		13,019,172
Application Software–4.53%
AppLovin Corp., Class A(b)	6,732	4,536,156
Datadog, Inc., Class A(b)	27,898	3,793,849
Palantir Technologies, Inc., Class A(b)	14,643	2,602,793
		10,932,798
Automobile Manufacturers–1.04%
Tesla, Inc.(b)	5,598	2,517,533
Broadline Retail–2.99%
Amazon.com, Inc.(b)	31,245	7,211,971
Communications Equipment–4.11%
Arista Networks, Inc.(b)	34,507	4,521,452
Lumentum Holdings, Inc.(b)(c)	14,670	5,407,215
		9,928,667
Construction & Engineering–1.20%
Comfort Systems USA, Inc.	3,113	2,905,332
Diversified Metals & Mining–0.85%
MP Materials Corp.(b)(c)	40,617	2,051,971
Electric Utilities–0.98%
Constellation Energy Corp.	6,671	2,356,664
Electrical Components & Equipment–0.90%
Vertiv Holdings Co., Class A	13,350	2,162,833
Electronic Components–2.71%
Amphenol Corp., Class A	34,134	4,612,869
Coherent Corp.(b)	10,488	1,935,770
		6,548,639
Electronic Equipment & Instruments–1.33%
Advanced Energy Industries, Inc.(c)	15,382	3,220,529
Electronic Manufacturing Services–3.18%
Flex Ltd.(b)	61,769	3,732,083
TTM Technologies, Inc.(b)	56,987	3,932,103
		7,664,186
Heavy Electrical Equipment–1.57%
Bloom Energy Corp., Class A(b)	16,781	1,458,101
GE Vernova, Inc.	3,572	2,334,552
		3,792,653
Interactive Media & Services–8.82%
Alphabet, Inc., Class A	40,824	12,777,912
Meta Platforms, Inc., Class A	7,348	4,850,341
Shares		Value
Interactive Media & Services–(continued)
Reddit, Inc., Class A(b)	15,895	$3,653,784
		21,282,037
Internet Services & Infrastructure–8.45%
Cloudflare, Inc., Class A(b)	18,633	3,673,496
MongoDB, Inc.(b)	15,753	6,611,377
Shopify, Inc., Class A (Canada)(b)	33,234	5,349,677
Snowflake, Inc., Class A(b)	21,637	4,746,292
		20,380,842
Investment Banking & Brokerage–0.97%
Robinhood Markets, Inc., Class A(b)	20,711	2,342,414
Semiconductor Materials & Equipment–8.01%
ASML Holding N.V., New York Shares (Netherlands)	3,791	4,055,839
Lam Research Corp.	38,502	6,590,773
Nova Ltd. (Israel)(b)	11,507	3,778,784
Teradyne, Inc.	25,288	4,894,745
		19,320,141
Semiconductors–29.31%
Advanced Micro Devices, Inc.(b)	28,400	6,082,144
Broadcom, Inc.	33,930	11,743,173
Impinj, Inc.(b)	20,875	3,632,459
Lattice Semiconductor Corp.(b)	60,655	4,462,995
MACOM Technology Solutions Holdings, Inc.(b)	29,422	5,039,400
Monolithic Power Systems, Inc.(c)	4,869	4,413,067
NVIDIA Corp.	104,678	19,522,447
Rambus, Inc.(b)	23,581	2,166,858
SiTime Corp.(b)	11,793	4,165,170
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	31,178	9,474,682
		70,702,395
Systems Software–6.15%
JFrog Ltd.(b)	37,944	2,369,982
Microsoft Corp.	22,518	10,890,155
Zscaler, Inc.(b)	7,017	1,578,264
		14,838,401
Technology Hardware, Storage & Peripherals–5.14%
Apple, Inc.	32,550	8,849,043
Western Digital Corp.	20,584	3,546,006
		12,395,049
Total Common Stocks & Other Equity Interests (Cost $154,375,007)		235,574,227
Money Market Funds–2.43%
Invesco Government & Agency Portfolio, Institutional Class, 3.68%(d)(e)	2,050,297	2,050,297
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. Technology Fund

Shares		Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 3.64%(d)(e)	3,807,694	$3,807,694
Total Money Market Funds (Cost $5,857,991)		5,857,991
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.07% (Cost $160,232,998)		241,432,218
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–7.71%
Invesco Private Government Fund, 3.74%(d)(e)(f)	5,171,087	5,171,087
Shares		Value
Money Market Funds–(continued)
Invesco Private Prime Fund, 3.88%(d)(e)(f)	13,420,605	$13,424,631
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,595,718)		18,595,718
TOTAL INVESTMENTS IN SECURITIES–107.78% (Cost $178,828,716)		260,027,936
OTHER ASSETS LESS LIABILITIES—(7.78)%		(18,778,663)
NET ASSETS–100.00%		$241,249,273
Investment Abbreviations:
ADR	– American Depositary Receipt
Notes to Schedule of Investments:
(a)
Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2025.
(d)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Fund owns 5% or more of the outstanding voting securities. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended December 31, 2025.

	Value December 31, 2024	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value December 31, 2025	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$699,723	$31,394,924	$(30,044,350)	$-	$-	$2,050,297	$42,221
Invesco Treasury Portfolio, Institutional Class	1,299,604	58,304,859	(55,796,769)	-	-	3,807,694	77,662
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	2,779,762	89,377,381	(86,986,056)	-	-	5,171,087	101,333*
Invesco Private Prime Fund	7,285,610	211,142,012	(205,002,742)	-	(249)	13,424,631	271,034*
Total	$12,064,699	$390,219,176	$(377,829,917)	$-	$(249)	$24,453,709	$492,250

*
Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of December 31, 2025.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. Technology Fund

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, at value (Cost $154,375,007)*	$235,574,227
Investments in affiliated money market funds, at value (Cost $24,453,709)	24,453,709
Receivable for:
Fund shares sold	13,571
Dividends	78,482
Investment for trustee deferred compensation and retirement plans	53,587
Total assets	260,173,576
Liabilities:
Payable for:
Fund shares reacquired	107,847
Amount due custodian	16,976
Collateral upon return of securities loaned	18,595,718
Accrued fees to affiliates	109,180
Accrued other operating expenses	37,968
Trustee deferred compensation and retirement plans	56,614
Total liabilities	18,924,303
Net assets applicable to shares outstanding	$241,249,273
Net assets consist of:
Shares of beneficial interest	$113,797,061
Distributable earnings	127,452,212
$241,249,273
Net Assets:
Series I	$218,393,660
Series II	$22,855,613
Shares outstanding, no par value, with an unlimited number of shares authorized:
Series I	8,502,472
Series II	1,074,043
Series I:
Net asset value per share	$25.69
Series II:
Net asset value per share	$21.28

*	At December 31, 2025, securities with an aggregate value of $17,979,225 were on loan to brokers.
Statement of Operations
For the year ended December 31, 2025
Investment income:
Dividends (net of foreign withholding taxes of $27,099)	$734,797
Dividends from affiliated money market funds (includes net securities lending income of $18,729)	138,612
Total investment income	873,409
Expenses:
Advisory fees	1,659,553
Administrative services fees	362,939
Custodian fees	2,976
Distribution fees - Series II	50,858
Transfer agent fees	10,897
Trustees’ and officers’ fees and benefits	23,255
Reports to shareholders	10,434
Professional services fees	49,452
Other	1,847
Total expenses	2,172,211
Less: Fees waived and/or expenses reimbursed	(3,196)
Net expenses	2,169,015
Net investment income (loss)	(1,295,606)
Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	49,010,012
Affiliated investment securities	(249)
Foreign currencies	1,586
49,011,349
Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(6,811,434)
Foreign currencies	1,391
(6,810,043)
Net realized and unrealized gain	42,201,306
Net increase in net assets resulting from operations	$40,905,700
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. Technology Fund

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income (loss)	$(1,295,606)	$(1,116,678)
Net realized gain	49,011,349	26,511,062
Change in net unrealized appreciation (depreciation)	(6,810,043)	31,131,075
Net increase in net assets resulting from operations	40,905,700	56,525,459
Distributions to shareholders from distributable earnings:
Series I	(22,941,533)	(7,913,477)
Series II	(2,851,834)	(871,214)
Total distributions from distributable earnings	(25,793,367)	(8,784,691)
Share transactions–net:
Series I	2,952,756	9,179,611
Series II	2,641,491	2,425,852
Net increase in net assets resulting from share transactions	5,594,247	11,605,463
Net increase in net assets	20,706,580	59,346,231
Net assets:
Beginning of year	220,542,693	161,196,462
End of year	$241,249,273	$220,542,693
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. Technology Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income (loss) to average net assets	Portfolio turnover (c)
Series I
Year ended 12/31/25	$23.80	$(0.14)	$5.03	$4.89	$(3.00)	$25.69	20.47%	$218,394	0.96%	0.96%	(0.57)%	160%
Year ended 12/31/24	18.50	(0.12)	6.39	6.27	(0.97)	23.80	34.27	201,291	0.98	0.98	(0.57)	109
Year ended 12/31/23	12.59	(0.06)	5.97	5.91	—	18.50	46.94	148,139	0.98	0.98	(0.36)	137
Year ended 12/31/22	38.08	(0.10)	(14.84)	(14.94)	(10.55)	12.59	(39.95)	104,076	0.98	0.98	(0.42)	104
Year ended 12/31/21	36.55	(0.27)	5.62	5.35	(3.82)	38.08	14.41	185,270	0.98	0.98	(0.68)	90
Series II
Year ended 12/31/25	20.19	(0.17)	4.26	4.09	(3.00)	21.28	20.16	22,856	1.21	1.21	(0.82)	160
Year ended 12/31/24	15.86	(0.15)	5.45	5.30	(0.97)	20.19	33.86	19,251	1.23	1.23	(0.82)	109
Year ended 12/31/23	10.81	(0.08)	5.13	5.05	—	15.86	46.72	13,057	1.23	1.23	(0.61)	137
Year ended 12/31/22	35.20	(0.15)	(13.69)	(13.84)	(10.55)	10.81	(40.11)	7,339	1.23	1.23	(0.67)	104
Year ended 12/31/21	34.13	(0.34)	5.23	4.89	(3.82)	35.20	14.08	13,061	1.23	1.23	(0.93)	90

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns are not annualized for periods less than one year, if applicable, and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
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Invesco V.I. Technology Fund

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. Technology Fund (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is long-term growth of capital.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.
Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.
Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices may be used to value debt obligations, including corporate loans.
Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and
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Invesco V.I. Technology Fund

unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.
Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions – Distributions from net investment income and net realized capital gain, if any, are generally declared and paid to separate accounts of participating insurance companies annually and recorded on the ex-dividend date.
E.
Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.
Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation.  Actual results could differ from those estimates by a significant amount.  In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the  financial statements are released to print.
H.
Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, "affiliated money market funds") and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of
8
Invesco V.I. Technology Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the year ended December 31, 2025, the Fund paid the Adviser $1,437 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.
K.
Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Fund to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Fund’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Fund’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
L.
Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.
The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.
Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy, which may make the Fund more volatile.
Many products and services offered in technology-related industries are subject to rapid obsolescence, which may lower the value of the issuers in this sector.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%
For the year ended December 31, 2025, the effective advisory fee rate incurred by the Fund was 0.75%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the "Affiliated Sub-Advisers") the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).
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Invesco V.I. Technology Fund

The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Series I and Series II shares to 2.00% and 2.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
Further, the Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Fund in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
For the year ended December 31, 2025, the Adviser waived advisory fees of $3,196.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund.  These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund.  Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $31,810 for accounting and fund administrative services and was reimbursed $331,129 for fees paid to insurance companies. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
For the year ended December 31, 2025, the Fund incurred $12,189 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.
Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 – Prices are determined using quoted prices in an active market for identical assets.
Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of December 31, 2025. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$235,574,227	$—	$—	$235,574,227
Money Market Funds	5,857,991	18,595,718	—	24,453,709
Total Investments	$241,432,218	$18,595,718	$—	$260,027,936
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
10
Invesco V.I. Technology Fund

NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended December 31, 2025 and 2024:
	2025	2024
Ordinary income*	$725,775	$—
Long-term capital gain	25,067,592	8,784,691
Total distributions	$25,793,367	$8,784,691

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Undistributed ordinary income	$11,276,564
Undistributed long-term capital gain	35,477,155
Net unrealized appreciation — investments	80,730,767
Net unrealized appreciation — foreign currencies	1,217
Temporary book/tax differences	(33,491)
Shares of beneficial interest	113,797,061
Total net assets	$241,249,273
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund does not have a capital loss carryforward as of December 31, 2025.
NOTE 7—Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2025 was $351,045,749 and $376,407,925, respectively. As of December 31, 2025, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:
Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$83,595,352
Aggregate unrealized (depreciation) of investments	(2,864,585)
Net unrealized appreciation of investments	$80,730,767
Cost of investments for tax purposes is $179,297,169.
NOTE 8—Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2025, undistributed net investment income (loss) was increased by $1,296,313 and undistributed net realized gain was decreased by $1,296,313. This reclassification had no effect on the net assets or the distributable earnings of the Fund.
NOTE 9—Share Information
	Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Sold:
Series I	1,098,628	$26,784,818	2,211,339	$46,647,519
Series II	220,191	4,555,603	253,832	4,661,500
Issued as reinvestment of dividends:
Series I	887,487	22,941,533	356,302	7,913,477
Series II	133,139	2,851,834	46,218	871,214
11
Invesco V.I. Technology Fund

Summary of Share Activity
	Year ended December 31, 2025(a)		Year ended December 31, 2024
	Shares	Amount	Shares	Amount
Reacquired:
Series I	(1,941,316)	$(46,773,595)	(2,115,340)	$(45,381,385)
Series II	(232,721)	(4,765,946)	(170,077)	(3,106,862)
Net increase in share activity	165,408	$5,594,247	582,274	$11,605,463

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

12
Invesco V.I. Technology Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. Technology Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. Technology Fund (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
13
Invesco V.I. Technology Fund

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended December 31, 2025:
Federal and State Income Tax
Long-Term Capital Gain Distributions	$25,067,592
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	67.71%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
14
Invesco V.I. Technology Fund

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
15
Invesco V.I. Technology Fund

Annual Financial Statements and Other Information
December 31, 2025
Invesco V.I. U.S. Government Money Portfolio

2	Schedule of Investments
5	Financial Statements
7	Financial Highlights
8	Notes to Financial Statements
12	Report of Independent Registered Public Accounting Firm
13	Tax Information
14	Other Information Required in Form N-CSR (Items 8-11)
Invesco Distributors, Inc.
O-VIGMKT-NCSR

Schedule of Investments
December 31, 2025
	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-25.10%
U.S. Treasury Bills-20.77%(a)
U.S. Treasury Bills	3.64%	01/29/2026	$6,000	$5,983,083
U.S. Treasury Bills	3.79%	02/03/2026	3,000	2,989,678
U.S. Treasury Bills	4.06%	02/05/2026	3,000	2,988,392
U.S. Treasury Bills	4.05%	02/12/2026	4,000	3,981,473
U.S. Treasury Bills	3.77%	02/24/2026	4,000	3,977,674
U.S. Treasury Bills	3.99%	02/26/2026	3,000	2,981,744
U.S. Treasury Bills	3.74%	03/03/2026	3,000	2,981,230
U.S. Treasury Bills	3.70%-3.96%	03/05/2026	6,000	5,960,389
U.S. Treasury Bills	3.76%	03/31/2026	2,500	2,477,021
U.S. Treasury Bills	3.69%	04/07/2026	5,000	4,951,367
U.S. Treasury Bills	3.65%	04/14/2026	3,000	2,969,014
U.S. Treasury Bills	4.09%	04/16/2026	500	494,254
U.S. Treasury Bills	3.60%	04/28/2026	3,000	2,965,324
U.S. Treasury Bills	3.64%	06/04/2026	1,000	984,700
U.S. Treasury Bills	4.12%	07/09/2026	1,500	1,468,775
U.S. Treasury Bills	3.89%-3.92%	08/06/2026	2,250	2,198,954
				50,353,072
U.S. Treasury Floating Rate Notes-1.24%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.10%)(b)	3.70%	01/31/2027	3,000	2,999,824
U.S. Treasury Notes-3.09%
U.S. Treasury Notes	0.75%	04/30/2026	1,500	1,484,327
U.S. Treasury Notes	4.13%	06/15/2026	1,000	1,000,205
U.S. Treasury Notes	4.63%	06/30/2026	3,500	3,507,739
U.S. Treasury Notes	4.50%	07/15/2026	1,500	1,504,639
				7,496,910
Total U.S. Treasury Securities (Cost $60,849,806)				60,849,806
U.S. Government Sponsored Agency Securities-21.86%
Federal Farm Credit Bank (FFCB)-19.39%
Federal Farm Credit Bank (1 mo. EFFR + 0.06%)(b)	3.70%	01/16/2026	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.09%)(b)	3.80%	02/02/2026	2,500	2,500,000
Federal Farm Credit Bank (SOFR + 0.09%)(b)	3.80%	02/12/2026	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.02%)(b)	3.73%	03/26/2026	6,000	6,000,000
Federal Farm Credit Bank (SOFR + 0.10%)(b)	3.81%	06/03/2026	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(b)	3.85%	08/26/2026	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(b)	3.85%	09/09/2026	250	250,000
Federal Farm Credit Bank (1 mo. EFFR + 0.05%)(b)	3.69%	09/17/2026	3,000	3,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(b)	3.85%	10/15/2026	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(b)	3.85%	11/23/2026	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.14%)(b)	3.85%	12/02/2026	500	500,000
Federal Farm Credit Bank (SOFR + 0.13%)(b)	3.84%	01/27/2027	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.13%)(b)	3.84%	02/03/2027	500	500,000
Federal Farm Credit Bank (SOFR + 0.12%)(b)	3.83%	02/10/2027	1,500	1,500,000
Federal Farm Credit Bank (SOFR + 0.08%)(b)	3.79%	03/11/2027	3,000	3,000,000
Federal Farm Credit Bank (SOFR + 0.07%)(b)	3.78%	03/26/2027	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.11%)(b)	3.82%	05/13/2027	3,500	3,500,000
Federal Farm Credit Bank (SOFR + 0.11%)(b)	3.82%	05/14/2027	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.07%)(b)	3.78%	07/09/2027	1,000	1,000,000
Federal Farm Credit Bank (SOFR + 0.09%)(b)	3.80%	09/28/2027	1,500	1,500,000
Federal Farm Credit Bank (SOFR + 0.14%)(b)	3.85%	10/01/2027	250	250,000
Federal Farm Credit Bank (SOFR + 0.08%)(b)	3.79%	10/08/2027	2,000	2,000,000
Federal Farm Credit Bank (SOFR + 0.13%)(b)	3.84%	10/22/2027	500	500,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
2
Invesco V.I. U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Federal Farm Credit Bank (FFCB)-(continued)
Federal Farm Credit Bank (SOFR + 0.08%)(b)	3.79%	11/23/2027	$3,000	$3,000,000
Federal Farm Credit Bank (SOFR + 0.10%)(b)	3.81%	12/01/2027	2,000	2,000,000
				47,000,000
Federal Home Loan Bank (FHLB)-2.47%
Federal Home Loan Bank(a)	3.95%	02/05/2026	1,500	1,494,240
Federal Home Loan Bank (SOFR + 0.13%)(b)	3.84%	02/09/2026	1,500	1,500,000
Federal Home Loan Bank (SOFR + 0.02%)(b)	3.73%	06/18/2026	2,000	2,000,000
Federal Home Loan Bank (SOFR + 0.14%)(b)	3.85%	09/24/2026	1,000	1,000,000
				5,994,240
Total U.S. Government Sponsored Agency Securities (Cost $52,994,240)				52,994,240
U.S. Government Sponsored Agency Mortgage-Backed Securities-3.92%
Federal Home Loan Mortgage Corp. (FHLMC)-1.03%
Federal Home Loan Mortgage Corp. (SOFR + 0.10%)(b)	3.81%	02/09/2026	1,500	1,500,000
Federal Home Loan Mortgage Corp. (SOFR + 0.14%)(b)	3.85%	09/04/2026	500	500,000
Federal Home Loan Mortgage Corp. (SOFR + 0.14%)(b)	3.85%	10/29/2026	500	500,000
				2,500,000
Federal National Mortgage Association (FNMA)-2.89%
Federal National Mortgage Association(a)	3.68%	01/30/2026	3,000	2,991,107
Federal National Mortgage Association (SOFR + 0.10%)(b)	3.81%	06/18/2026	1,000	1,000,000
Federal National Mortgage Association (SOFR + 0.14%)(b)	3.85%	10/23/2026	1,500	1,500,000
Federal National Mortgage Association (SOFR + 0.26%)(b)	3.97%	11/05/2027	1,500	1,503,754
				6,994,861
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $9,494,861)				9,494,861
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-50.88% (Cost $123,338,907)				123,338,907
			Repurchase Amount
Repurchase Agreements-48.96%(c)
Bank of Montreal, joint term agreement dated 12/04/2025, aggregate maturing value of $501,732,500 (collateralized by agency mortgage-backed securities valued at $510,000,000; 2.00% - 6.50%; 03/01/2037 - 03/01/2063)(d)	3.78%	01/07/2026	1,003,465	1,000,000
Bank of Nova Scotia, joint agreement dated 12/31/2025, aggregate maturing value of $800,170,222 (collateralized by agency mortgage-backed securities valued at $816,000,000; 3.00% - 5.50%; 05/20/2051 - 12/20/2054)	3.83%	01/02/2026	15,003,192	15,000,000
BMO Capital Markets Corp., joint term agreement dated 12/31/2025, aggregate maturing value of $1,505,468,750 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,530,000,019; 1.38% - 7.00%; 09/15/2027 - 02/16/2068)(d)	3.75%	02/04/2026	10,036,458	10,000,000
BNP Paribas Securities Corp., joint term agreement dated 07/10/2025, aggregate maturing value of $2,500,529,167 (collateralized by agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $2,550,000,001; 0.01% - 8.00%; 02/25/2026 - 10/20/2065)(d)(e)	3.81%	01/02/2026	5,001,058	5,000,000
BofA Securities, Inc., joint term agreement dated 07/28/2025, aggregate maturing value of $1,750,370,417 (collateralized by U.S. Treasury obligations valued at $1,785,000,438; 0.50% - 4.63%; 02/15/2027 - 11/15/2054)(d)(e)	3.81%	01/02/2026	5,001,058	5,000,000
BofA Securities, Inc., joint term agreement dated 09/11/2025, aggregate maturing value of $515,520,833 (collateralized by U.S. Treasury obligations valued at $510,000,052; 1.13% - 4.38%; 11/30/2028 - 11/15/2052)	3.75%	07/07/2026	2,062,083	2,000,000
Citigroup Global Markets, Inc., joint term agreement dated 09/04/2025, aggregate maturing value of $50,754,799 (collateralized by agency mortgage-backed securities valued at $49,980,003; 3.50% - 5.27%; 09/25/2055 - 12/25/2055)	3.86%	08/05/2026	2,071,624	2,000,000
Credit Agricole Corporate & Investment Bank, joint term agreement dated 10/20/2025, aggregate maturing value of $20,296,250 (collateralized by U.S. Treasury obligations valued at $20,702,321; 4.25%; 01/15/2028)	3.95%	03/04/2026	4,059,250	4,000,000
RBC Dominion Securities Inc., joint term agreement dated 10/27/2025, aggregate maturing value of $15,440,213 (collateralized by U.S. Treasury obligations valued at $15,410,257; 0.00% - 4.63%; 02/28/2026 - 08/15/2051)(d)	3.87%	07/27/2026	3,088,043	3,000,000
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
3
Invesco V.I. U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Repurchase Amount	Value
RBC Dominion Securities Inc., joint term agreement dated 10/27/2025, aggregate maturing value of $733,694,825 (collateralized by U.S. Treasury obligations valued at $732,498,154; 0.00% - 5.00%; 02/05/2026 - 02/15/2054)(d)	3.87%	07/24/2026	$3,087,075	$3,000,000
RBC Dominion Securities Inc., joint term agreement dated 12/04/2025, aggregate maturing value of $2,035,573,333 (collateralized by agency mortgage-backed securities, a U.S. government sponsored agency obligation and U.S. Treasury obligations valued at $2,045,839,021; 0.00% - 7.00%; 09/30/2026 - 07/15/2066)(d)	3.68%	05/28/2026	5,088,933	5,000,000
Royal Bank of Canada, joint term agreement dated 09/29/2025, aggregate maturing value of $2,075,086,640 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,065,834,721; 0.00% - 7.00%; 02/19/2026 - 03/01/2063)(d)	3.69%	09/01/2026	5,172,200	5,000,000
Royal Bank of Canada, joint term agreement dated 12/03/2025, aggregate maturing value of $3,060,833,333 (collateralized by U.S. Treasury obligations valued at $3,068,997,659; 0.50% - 4.88%; 01/15/2026 - 02/15/2055)(d)	3.65%	06/22/2026	5,101,389	5,000,000
Standard Chartered Bank, joint agreement dated 12/31/2025, aggregate maturing value of $3,250,691,528 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $3,315,705,361; 0.00% - 6.50%; 01/15/2026 - 08/20/2055)	3.83%	01/02/2026	15,003,192	15,000,000
Sumitomo Mitsui Banking Corp., joint agreement dated 12/31/2025, aggregate maturing value of $5,301,133,611 (collateralized by agency mortgage-backed securities valued at $5,418,738,896; 2.00% - 6.50%; 10/20/2042 - 12/20/2055)	3.85%	01/02/2026	13,698,511	13,695,582
TD Securities (USA) LLC, joint term agreement dated 12/31/2025, aggregate maturing value of $480,352,800 (collateralized by agency mortgage-backed securities valued at $489,600,001; 4.72% - 5.22%; 05/20/2054 - 12/20/2055)	3.78%	01/07/2026	25,018,375	25,000,000
Total Repurchase Agreements (Cost $118,695,582)				118,695,582
TOTAL INVESTMENTS IN SECURITIES(f)-99.84% (Cost $242,034,489)				242,034,489
OTHER ASSETS LESS LIABILITIES-0.16%				386,280
NET ASSETS-100.00%				$242,420,769
Investment Abbreviations:
EFFR	-Effective Federal Funds Rate
SOFR	-Secured Overnight Financing Rate
Notes to Schedule of Investments:
(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on December 31, 2025.
(c)	Principal amount equals value at period end. See Note 1J.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Interest rate is redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.
(f)	Also represents cost for federal income tax purposes.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
4
Invesco V.I. U.S. Government Money Portfolio

Statement of Assets and Liabilities
December 31, 2025
Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$123,338,907
Repurchase agreements, at value and cost	118,695,582
Receivable for:
Fund shares sold	46,098
Interest	661,627
Investment for trustee deferred compensation and retirement plans	10,324
Other assets	418
Total assets	242,752,956
Liabilities:
Payable for:
Fund shares reacquired	74,607
Dividends	60
Accrued fees to affiliates	207,929
Accrued operating expenses	39,267
Trustee deferred compensation and retirement plans	10,324
Total liabilities	332,187
Net assets applicable to shares outstanding	$242,420,769
Net assets consist of:
Shares of beneficial interest	$242,670,427
Distributable earnings (loss)	(249,658)
$242,420,769
Net Assets:
Series I	$242,400,778
Series II	$19,991
Shares outstanding, no par value, unlimited number of shares authorized:
Series I	242,513,513
Series II	20,000
Series I:
Net asset value and offering price per share	$1.00
Series II:
Net asset value and offering price per share	$1.00
Statement of Operations
For the year ended December 31, 2025
Investment income:
Interest	$21,935,503
Expenses:
Advisory fees	2,194,990
Administrative services fees	1,055,171
Custodian fees	18,117
Distribution fees - Series II	51
Transfer agent fees	25,223
Trustees’ and officers’ fees and benefits	27,801
Reports to shareholders	12,173
Professional services fees	53,253
Other	6,027
Total expenses	3,392,806
Net investment income	18,542,697
Net realized gain from unaffiliated investment securities	25,514
Net increase in net assets resulting from operations	$18,568,211
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
5
Invesco V.I. U.S. Government Money Portfolio

Statement of Changes in Net Assets
For the years ended December 31, 2025 and 2024
	2025	2024
Operations:
Net investment income	$18,542,697	$13,103,238
Net realized gain	25,514	10,678
Net increase in net assets resulting from operations	18,568,211	13,113,916
Distributions to shareholders from distributable earnings:
Series I	(18,542,032)	(13,102,492)
Series II	(665)	(746)
Total distributions from distributable earnings	(18,542,697)	(13,103,238)
Share transactions-net:
Series I	(67,244,458)	12,149,615
Series II	-	10,000
Net increase (decrease) in net assets resulting from share transactions	(67,244,458)	12,159,615
Net increase (decrease) in net assets	(67,218,944)	12,170,293
Net assets:
Beginning of year	309,639,713	297,469,420
End of year	$242,420,769	$309,639,713
See accompanying Notes to Financial Statements which are an integral part of the financial statements.
6
Invesco V.I. U.S. Government Money Portfolio

Financial Highlights
The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.
	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Ratio of net investment income to average net assets
Series I
Year ended 12/31/25	$1.00	$0.04	$0.00	$0.04	$(0.04)	$1.00	3.64%	$242,401	0.67%	0.67%	3.68%
Year ended 12/31/24	1.00	0.05	0.00	0.05	(0.05)	1.00	4.63	309,620	0.69	0.69	4.54
Year ended 12/31/23	1.00	0.04	0.00	0.04	(0.04)	1.00	4.53	297,459	0.63	0.63	4.34
Year ended 12/31/22	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.26	1,818,155	0.49	0.54	1.42
Year ended 12/31/21	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.01	460,685	0.10	0.52	0.00
Series II
Year ended 12/31/25	1.00	0.03	0.00	0.03	(0.03)	1.00	3.39	20	0.92	0.92	3.43
Year ended 12/31/24	1.00	0.04	0.00	0.04	(0.04)	1.00	4.38	20	0.94	0.94	4.29
Year ended 12/31/23	1.00	0.04	0.00	0.04	(0.04)	1.00	4.28	10	0.88	0.88	4.09
Year ended 12/31/22	1.00	0.01	(0.00)	0.01	(0.01)	1.00	1.10	10	0.65	0.79	1.25
Year ended 12/31/21	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.01	10	0.10	0.77	0.00

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year, if applicable and do not reflect charges assessed in connection with a variable product, which if included would reduce total returns.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
7
Invesco V.I. U.S. Government Money Portfolio

Notes to Financial Statements
December 31, 2025
NOTE 1—Significant Accounting Policies
Invesco V.I. U.S. Government Money Portfolio (the “Fund”) is a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class. Current Securities and Exchange Commission (“SEC”) guidance, however, requires participating insurance companies offering separate accounts to vote shares proportionally in accordance with the instructions of the contract owners whose investments are funded by shares of each Fund or class.
The Fund’s investment objective is to seek income consistent with stability of principal.
The Fund currently offers two classes of shares, Series I and Series II, both of which are offered to insurance company separate accounts funding variable annuity contracts and variable life insurance policies (“variable products”).
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services — Investment Companies.
The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act (the "Rule") and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee requirements at this time, as permitted by the Rule.
The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A.
Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by the Rule. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.
B.
Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative settled shares of each class.
C.
Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its "country of risk" as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.
Distributions - Distributions from net investment income, if any, are declared daily and paid monthly to separate accounts of participating insurance companies. Distributions from net realized gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.
Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative settled shares.
8
Invesco V.I. U.S. Government Money Portfolio

G.
Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.
Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting — The Fund represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Fund’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Fund. The CODM monitors the operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.
J.
Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.
K.
Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
NOTE 2—Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:
Average Daily Net Assets	Rate*
First $500 million	0.450%
Next $500 million	0.425%
Next $500 million	0.400%
Over $1.5 billion	0.375%
*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.
For the year ended December 31, 2025, the effective advisory fees incurred by the Fund was 0.44%.
Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and a separate sub-advisory agreement with Invesco Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.
The Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Series I shares to 1.50% and Series II shares to 1.75% of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco a fee for costs incurred in providing accounting services and fund administrative services to the Fund and to reimburse Invesco for fees paid to insurance companies that have agreed to provide certain administrative services to the Fund. These administrative services provided by the insurance companies may include, among other things: maintenance of master accounts with the Fund; tracking, recording and transmitting net purchase and redemption orders for Fund shares; maintaining and preserving records related to the purchase, redemption and other account activity of variable product owners; distributing copies of Fund documents such as prospectuses, proxy materials and periodic reports, to variable product owners, and responding to inquiries from variable product owners about the Fund. Pursuant to such agreement, for the year ended December 31, 2025, Invesco was paid $219,545 for accounting and fund administrative services and was reimbursed $835,626 for fees paid to insurance companies. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY”) serves as custodian and fund accountant and provides certain administrative services to the Fund.
The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended December 31, 2025, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.
The Trust has entered into a master distribution agreement with Invesco Distributors, Inc., (“IDI”) to serve as the distributor for the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Series II shares (the “Plan”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Series II shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of the Series II shares may be paid to insurance companies who furnish continuing personal shareholder services to customers who purchase and own Series II shares of the Fund. For the year ended December 31, 2025, expenses incurred under the Plan are detailed in the Statement of Operations as Distribution fees.
9
Invesco V.I. U.S. Government Money Portfolio

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.
NOTE 3—Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 — Prices are determined using quoted prices in an active market for identical assets.
Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
As of December 31, 2025, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
NOTE 4—Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
NOTE 5—Cash Balances
The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
NOTE 6—Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2025 and December 31, 2024:
	2025	2024
Ordinary income*	$18,542,697	$13,103,238

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2025
Temporary book/tax differences	$(10,324)
Capital loss carryforward	(239,334)
Shares of beneficial interest	242,670,427
Total net assets	$242,420,769
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Fund has a capital loss carryforward as of December 31, 2025 as follows:
Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$239,334	$-	$239,334

*
Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Reclassification of Permanent Differences
Primarily as a result of distributions, on December 31, 2025, undistributed net investment income was increased by $40,318 and shares of beneficial interest was decreased by $40,318. This reclassification had no effect on the net assets of the Fund.
10
Invesco V.I. U.S. Government Money Portfolio

NOTE 8—Share Information
	Summary of Share Activity
	Years ended December 31,
	2025(a)		2024
	Shares	Amount	Shares	Amount
Sold:
Series I	1,514,723,651	$1,514,723,651	119,027,074	$119,027,074
Series II	-	-	10,000	10,000
Issued as reinvestment of dividends:
Series I	18,542,032	18,542,032	13,102,492	13,102,492
Reacquired:
Series I	(1,600,510,141)	(1,600,510,141)	(119,979,951)	(119,979,951)
Net increase (decrease) in share activity	(67,244,458)	$(67,244,458)	12,159,615	$12,159,615

(a)
There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 90% of the outstanding shares of the
Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

11
Invesco V.I. U.S. Government Money Portfolio

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Shareholders of Invesco V.I. U.S. Government Money Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco V.I. U.S. Government Money Portfolio (one of the funds constituting AIM Variable Insurance Funds (Invesco Variable Insurance Funds), referred to hereafter as the "Fund") as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
February 13, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.
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Invesco V.I. U.S. Government Money Portfolio

Tax Information
Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2025:
Federal and State Income Tax
Qualified Business Income*	0.00%
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
Business Interest Income*	99.78%
U.S. Treasury Obligations*	12.03%
*
The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.
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Invesco V.I. U.S. Government Money Portfolio

Other Information Required in Form N-CSR (Items 8-11)
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Not applicable.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers and others is disclosed within the financial statements.
Statement Regarding Basis for Approval of Investment Advisory Contracts
Not applicable.
14
Invesco V.I. U.S. Government Money Portfolio

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a) As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2) Not applicable.

(a)(3) Certifications of the Registrant's PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications of Registrant's PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

By:    /s/ Glenn Brightman                                          .

Name: Glenn Brightman

Title: Principal Executive Officer

Date: February 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:    /s/ Glenn Brightman                                         .

Name: Glenn Brightman

Title: Principal Executive Officer

Date: February 26, 2026

By:      /s/ Adrien Deberghes

Name: Adrien Deberghes

Title: Principal Financial Officer

Date: February 26, 2026